As filed with the Securities and Exchange Commission on December 23, 2020

1933 Act File No. 333-126293

1940 Act File No. 811-21779

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 236

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 238
(CHECK APPROPRIATE BOX OR BOXES)

JOHN HANCOCK FUNDS II

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

200 BERKELEY STREET

BOSTON, MASSACHUSETTS 02116

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

(800) 225-5291

CHRISTOPHER SECHLER, ESQ.

200 BERKELEY STREET

BOSTON, MASSACHUSETTS 02116

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

MARK P. GOSHKO, ESQ.

K&L GATES LLP

ONE LINCOLN STREET

BOSTON, MASSACHUSETTS 02111-2950

TITLE OF SECURITIES BEING REGISTERED: Shares of beneficial interest ($0.00 par value) of the Registrant.

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☑	on January 1, 2021 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to series of the Registrant named herein and is not intended to amend or supersede any prior filing relating to other series of the Registrant.

John Hancock Alternative Asset Allocation Fund
Prospectus 1/1/21

Class A	JAAAX
Class C	JAACX
Class I	JAAIX
Class R2	JAAPX
Class R4	JAASX
Class R6	JAARX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Alternative Asset Allocation Fund

7	Principal investment strategies
7	Other permitted investments
8	Principal risks of investing in the fund of funds
12	Principal risks of investing in the underlying funds
21	Who’s who
24	Financial highlights
28	Underlying fund information

29	Choosing an eligible share class
30	Class cost structure
31	How sales charges for Class A and Class C shares are calculated
32	Sales charge reductions and waivers
34	Opening an account
34	Information for plan participants
35	Buying shares
38	Selling shares
44	Transaction policies
47	Dividends and account policies
48	Additional investor services
49	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Alternative Asset Allocation Fund
Investment objective

To seek long-term growth of capital.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 32 to 33 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R4	R6
Management fee	0.37	0.37	0.37	0.37	0.37	0.37
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.25	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25	0.10	0.00
Additional other expenses	0.21	0.21	0.21	0.09	0.09	0.09
Total other expenses	0.21	0.21	0.21	0.34	0.19	0.09
Acquired fund fees and expenses[1]	1.01	1.01	1.01	1.01	1.01	1.01
Total annual fund operating expenses[2]	1.89	2.59	1.59	1.97	1.82	1.47
Contractual expense reimbursement[3]	-0.09	-0.09	-0.09	-0.09	-0.19 [4]	-0.09
Total annual fund operating expenses after expense reimbursements	1.80	2.50	1.50	1.88	1.63	1.38
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payments to the fund, in an amount equal to the amount by which other expenses of the fund exceed 0.04% of average daily net assets of the fund. For purposes of this agreement, “Other expenses of the fund” means all fund expenses, excluding (a) taxes; (b) brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; (e) advisory fees; (f) class-specific expenses; (g) underlying fund expenses (acquired fund fees); and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee by 0.05% of the fund’s average daily net assets up to $5 billion, and by 0.025% on average daily net assets of the fund over $5 billion. These agreements expire on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
4	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R2	R4	R6
Shares		Sold	Not Sold
1 year	674	353	253	153	191	166	140
3 years	1,056	797	797	493	610	554	456
5 years	1,462	1,367	1,367	857	1,054	967	794

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Expenses ($)	A	C		I	R2	R4	R6
Shares		Sold	Not Sold
10 years	2,594	2,747	2,747	1,882	2,289	2,122	1,750
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal investment strategies

The fund seeks to achieve its objective by investing in alternative asset classes. The fund invests in other funds as well as other types of investments as described below.
The fund allocates its assets among other affiliated and unaffiliated underlying funds, including exchange-traded funds (ETFs), that emphasize alternative or nontraditional asset categories or investment strategies such as international small-cap stocks, emerging-market equity, commodities, market neutral (long/short), global real estate, natural resources, TIPS (Treasury Inflation-Protected Securities), global bonds, high yield, bank loans, foreign currency trading strategies, absolute return strategies, managed futures, arbitrage strategies, tactical investment strategies, and emerging-market debt. Some loans may be illiquid. The fund may purchase any underlying funds except other funds of funds. The fund may also invest directly in exchange-traded notes (ETNs). The fund may use a portion of its assets to employ a market neutral (long/short) strategy by simultaneously purchasing a security and entering into a short sale on the security.
The fund may use various investment strategies such as hedging and other related transactions, including derivative instruments such as options, futures, and swaps. Derivatives may be used for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. These strategies also may be used to gain exposure to a particular security or securities market. The fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments, including those linked to physical commodities.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 8 of the prospectus.
Principal risks of investing in the fund of funds
Asset allocation risk. Although allocation among asset categories generally limits exposure to any one category, the management team may favor a category that performs poorly relative to others. Alternative asset categories may underperform the general stock market.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

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Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Absolute return risk. Although a manager may aim to maximize absolute return, there is no guarantee that a fund will generate positive returns.
Arbitrage strategies risk. Arbitrage strategies involve engaging in transactions that attempt to exploit the price differences of identical, related, or similar securities within a market or different markets or in different forms. The fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

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Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Natural resources industry risk. The natural resources industry can be significantly affected by international political and economic developments, energy conservation and exploration efforts, natural disasters or other extreme weather conditions, commodity prices, and taxes and other governmental regulations, among other factors.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

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A note on performance
Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares commenced operations on January 2, 2009, June 14, 2011, December 31, 2010, March 1, 2012, June 27, 2013, and September 1, 2011, respectively. Returns shown prior to a class’s commencement date are those of Class A shares, except that they do not include sales charges and would be lower if they did. Returns for Class C, Class I, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class A shares for the periods shown, performance would have been lower.
Performance information prior to December 20, 2010, reflects an allocation to a different mix of underlying funds and would have been different if the fund’s investments had been allocated to its current mix of underlying funds.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -0.07%.
Best quarter: Q3 2010, 10.85%
Worst quarter: Q3 2011, -6.18%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	3.52	1.29	2.89
after tax on distributions	2.21	0.50	2.00
after tax on distributions, with sale	2.15	0.66	1.95
Class C	7.18	1.62	2.80
Class I	9.27	2.65	3.72
Class R2	8.86	2.23	3.31
Class R4	9.12	2.50	3.50
Class R6	9.39	2.76	3.75
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses, or taxes)	8.62	1.19	1.11
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013	Christopher Walsh, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial

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investment requirements for Class R2 or Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class C, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C shares); 888-972-8696 (Class I and Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To seek long-term growth of capital.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval.
The fund seeks to achieve its objective by investing in alternative asset classes. The fund invests in other funds as well as other types of investments as described below.
The fund allocates its assets among other funds in the John Hancock Funds complex and other investment companies, including exchange-traded funds (ETFs) (collectively, underlying funds) that emphasize alternative or nontraditional asset categories or investment strategies, such as international small-cap stocks, emerging-market equity, commodities, market neutral (long/short), global real estate, natural resources, TIPS (Treasury Inflation-Protected Securities), global bonds, high yield, bank loans, foreign currency trading strategies, absolute return strategies, managed futures, arbitrage strategies, tactical investment strategies, and emerging-market debt. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. In addition, the fund may also directly invest in exchange-traded notes (ETNs).
The fund may use a portion of its assets to employ a market neutral (long/short) strategy by simultaneously purchasing a security and entering into a short sale on the security. The fund may use various investment strategies such as hedging and other related transactions. For example, the fund may use derivative instruments (such as options, futures, and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. The fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities.
The fund operates as a fund of funds and may invest in underlying funds and in other types of investments as described below. The fund may purchase any underlying funds except other funds of funds. When purchasing shares of other John Hancock funds, the fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Asset allocation management
Subject to the limitations described above, the fund may at any time invest any percentage of its assets in any of the different investments described above. The managers may, from time to time, adjust the percentage of assets invested in any specific investment held by the fund. Such adjustments may be made, for example, to increase or decrease the fund’s holdings of particular asset classes, to adjust fund quality or the duration of fixed-income securities, or to increase or reduce the percent of the fund’s assets subject to the management of a particular underlying fund. In addition, changes may be made to reflect fundamental changes in the investment environment.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the managers determine that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Other permitted investments

The fund of funds may directly:

■	Purchase U.S. government securities and short-term paper.

■	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended.

■	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the advisor is not the same as, or affiliated with, the advisor to the fund, including ETFs.

■	Purchase ETNs.

■	Invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the United States) and emerging markets.

■	Invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation-protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the United States) and emerging markets and may include fixed-income securities rated below investment grade.

■	Purchase securities of registered closed-end investment companies that are part of the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended.

■	Invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds.

■	Make short sales of securities (borrow and sell securities not owned by the fund), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security.

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■	Invest in qualified publicly traded partnerships and other publicly traded partnerships that at the time of investment the advisor believes will primarily generate only income for purposes of qualifying as a regulated investment company under the Internal Revenue Code of 1986 (the Code), including such publicly traded partnerships that invest principally in commodities or commodities-linked derivatives (with the prior approval of the advisor’s Complex Securities Committee).

The fund may use various investment strategies such as hedging and other related transactions. For example, the fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. The fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to “Hedging and other strategic transactions risk” in the Statement of Additional Information (SAI).
Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a regulated investment company, the fund is not permitted to invest directly in such instruments unless the subadvisor obtains prior written approval from the advisor’s Complex Securities Committee. See “Additional information concerning taxes” in the SAI.
Principal risks of investing in the fund of funds

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping a fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Asset allocation risk
Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that a manager may favor an asset category that performs poorly relative to the other asset categories. To the extent that alternative asset categories underperform the general stock market, the fund would perform poorly relative to a fund invested primarily in the general stock market.
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Credit and counterparty risk
This is the risk that the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”) or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations.
The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may

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be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown.
Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider

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corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. An ETF has its own fees and expenses, which are indirectly borne by the fund. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV.
Exchange-traded notes (ETNs) risk
ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer’s credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.
Fund of funds risk
The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses, and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.
Affiliated subadvised fund conflicts of interest risk
The subadvisor may allocate the fund’s assets without limit to underlying funds managed by the subadvisor and/or other affiliated subadvisors (affiliated subadvised funds). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the subadvisor to allocate assets to the subadvisor and other affiliated subadvised funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the subadvisor and other affiliated subadvisors of affiliated subadvised funds benefit from the subadvisor’s allocations of fund assets to such funds through the additional subadvisory fees they earn on such allocated fund assets. The subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to

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affiliated subadvised funds on this basis without regard to any such economic incentive. As part of its oversight of the fund and the subadvisor, the advisor will monitor to ensure that allocations are conducted in accordance with these principles.
Multi-manager risk; limited universe of subadvisors and underlying funds
The fund’s ability to achieve its investment objective depends upon the subadvisor’s skill in determining the fund’s strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund’s performance could be substantially dependent on the performance of these subadvisors. Similarly, the subadvisor’s allocation of a fund of fund’s assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.
Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to

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enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Investment company securities risk
The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Short sales risk
The fund may make short sales of securities. This means the fund may sell a security that it does not own in anticipation of a decline in the market value of the security. The fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. The fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.
Until the fund closes its short position or replaces a borrowed security, the fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. The need to maintain cash or other liquid assets in segregated accounts could limit the fund’s ability to pursue other opportunities as they arise.
Principal risks of investing in the underlying funds

By owning shares of underlying funds, the fund indirectly invests, to varying degrees, in equity securities of U.S. companies, including small- and medium-sized companies and in fixed-income securities. Many of the underlying funds also invest in foreign securities. In addition, most of the underlying funds may invest in derivatives. To the extent that the fund invests directly in these securities or investments, the fund will be subject to the same risks. In this section, an underlying fund is referred to as a fund.
Absolute return risk
Although a manager may aim to maximize absolute return, there is no guarantee that a fund will generate positive returns.
Arbitrage strategies risk
Arbitrage strategies involve engaging in transactions that attempt to exploit the price differences of identical, related, or similar securities within a market or different markets or in different forms. The fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner. An individual arbitrage investment may be affected by the length of time that the fund’s assets must be committed to that investment. Unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the fund to lose money. The expected gain on an arbitrage investment typically is smaller than the possible loss should the transaction be unexpectedly terminated. The success of an arbitrage investment also depends on the volume of corporate transactional activity, which has varied over time. During periods when transactional activity is low, it may be difficult to identify opportunities for profit. When market interest rates are relatively low, arbitrage spreads may narrow, resulting in smaller potential profits on arbitrage investments.
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or

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perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or to otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic, or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a portfolio manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable), at the time of investment, or determined by a manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While portfolio managers monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.

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In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help

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credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding

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investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars;

unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on the portfolio manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if a portfolio manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to the fund. The amount of loss could be more than the

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principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the fund to various securities, markets, and currencies without the fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in the fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments a fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the managers intend to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. A fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a portfolio manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that a fund may utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

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Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.

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It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline.

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Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Natural resources industry risk
The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, natural disasters or other extreme weather conditions, commodity prices, and taxes and other governmental regulations.
Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Real estate securities risk
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.
These risks include:

■	Declines in the value of real estate

■	Risks related to general and local economic conditions

■	Possible lack of availability of mortgage funds

■	Overbuilding

■	Extended vacancies of properties

■	Increased competition

■	Increases in property taxes and operating expenses

■	Changes in zoning laws

■	Losses due to costs resulting from the cleanup of environmental problems

■	Liability to third parties for damages resulting from environmental problems

■	Casualty or condemnation losses

■	Limitations on rents

■	Changes in neighborhood values and the appeal of properties to tenants

■	Changes in interest rates and

■	Liquidity risk

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared with the value of shares of a fund with investments in a mix of different industries.
Securities of companies in the real estate industry have been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.
Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 (the Code) or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a

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borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. Market capitalizations of companies change over time. A fund may not be obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee has two components: (1) a fee on assets invested in a fund of John Hancock Funds II (JHF II) or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of JHF II or JHF III (other assets).
The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Advisory fee on assets invested in a fund of JHF II and JHF III

Aggregate net assets of the fund(%)
First $5 billion	0.100
Excess over $5 billion	0.075
The fee on other assets is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund

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identified in the advisory agreement), determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Advisory fee on other assets

Aggregate net assets of the fund(%)
First $5 billion	0.550
Excess over $5 billion	0.525
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.16% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
The subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, Manulife Financial Corporation, as the parent company of the subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisor. Accordingly, there is a conflict of interest in that there is an incentive for the subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, the subadvisor has a duty to allocate assets to an affiliated subadvised fund (and to affiliated underlying funds more broadly) only when the subadvisor believes it is in the best interests of fund shareholders, without regard to any economic incentive. As part of its oversight of the fund and the subadvisor, the advisor will monitor to ensure that allocations and the subadvisor’s compensation practices are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
The advisor voluntarily agrees to waive its advisory fee for the fund so that the aggregate advisory fee retained by the advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.55% of the fund’s first $5 billion of average net assets and 0.525% of the fund’s average net assets in excess of $5 billion. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Nathan W. Thooft, CFA

■	Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation

■	Managed the fund since 2013

■	Vice President and Director of Investments, Investment Management Services, John Hancock Financial (2008–2011)

■	Joined Manulife IM (US) in 2008

■	Began business career in 2000

Christopher Walsh, CFA
• Managing Director and Portfolio Manager, Asset Allocation Team
• Portfolio Manager of the fund since 2018
• Joined Manulife IM (US) in 2009
• Began business career in 2002
Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909

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Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Alternative Asset Allocation Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$14.66	$14.51	$14.55	$13.96	$14.12
Net investment income[1,2]		0.09	0.25	0.13	0.10	0.22
Net realized and unrealized gain (loss) on investments		0.31	0.17	0.01	0.60	— [3]
Total from investment operations		0.40	0.42	0.14	0.70	0.22
Less distributions
From net investment income		(0.27)	(0.17)	(0.11)	(0.08)	(0.21)
From net realized gain		(0.22)	(0.10)	(0.07)	(0.03)	(0.17)
Total distributions		(0.49)	(0.27)	(0.18)	(0.11)	(0.38)
Net asset value, end of period		$14.57	$14.66	$14.51	$14.55	$13.96
Total return (%)[4,5]		2.74	3.05	0.95	5.03	1.60
Ratios and supplemental data
Net assets, end of period (in millions)		$62	$73	$95	$136	$278
Ratios (as a percentage of average net assets):
Expenses before reductions[6]		0.88	0.77	0.72	0.72	0.73
Expenses including reductions[6]		0.66	0.64	0.59	0.59	0.59
Net investment income[2]		0.63	1.73	0.86	0.71	1.56
Portfolio turnover (%)		37	39	18	10	17
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.

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Alternative Asset Allocation Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$14.67	$14.51	$14.56	$13.97	$14.12
Net investment income (loss)[1,2]		(0.01)	0.15	0.02	— [3]	0.12
Net realized and unrealized gain (loss) on investments		0.31	0.18	0.01	0.60	0.01
Total from investment operations		0.30	0.33	0.03	0.60	0.13
Less distributions
From net investment income		(0.17)	(0.07)	(0.01)	—	(0.11)
From net realized gain		(0.22)	(0.10)	(0.07)	(0.01)	(0.17)
Total distributions		(0.39)	(0.17)	(0.08)	(0.01)	(0.28)
Net asset value, end of period		$14.58	$14.67	$14.51	$14.56	$13.97
Total return (%)[4,5]		2.04	2.37	0.19	4.30	0.94
Ratios and supplemental data
Net assets, end of period (in millions)		$31	$42	$57	$72	$99
Ratios (as a percentage of average net assets):
Expenses before reductions[6]		1.58	1.47	1.42	1.42	1.43
Expenses including reductions[6]		1.36	1.34	1.29	1.29	1.29
Net investment income (loss)[2]		(0.06)	1.02	0.17	— [7]	0.85
Portfolio turnover (%)		37	39	18	10	17
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
7	Less than 0.005%.

Alternative Asset Allocation Fund Class I Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$14.68	$14.53	$14.58	$13.99	$14.15
Net investment income[1,2]		0.14	0.29	0.17	0.14	0.26
Net realized and unrealized gain (loss) on investments		0.30	0.18	— [3]	0.60	— [3]
Total from investment operations		0.44	0.47	0.17	0.74	0.26
Less distributions
From net investment income		(0.31)	(0.22)	(0.15)	(0.12)	(0.25)
From net realized gain		(0.22)	(0.10)	(0.07)	(0.03)	(0.17)
Total distributions		(0.53)	(0.32)	(0.22)	(0.15)	(0.42)
Net asset value, end of period		$14.59	$14.68	$14.53	$14.58	$13.99
Total return (%)[4]		3.04	3.39	1.18	5.34	1.93
Ratios and supplemental data
Net assets, end of period (in millions)		$347	$423	$510	$495	$433
Ratios (as a percentage of average net assets):
Expenses before reductions[5]		0.58	0.49	0.42	0.40	0.42
Expenses including reductions[5]		0.36	0.35	0.30	0.28	0.28
Net investment income[2]		0.95	2.04	1.16	1.01	1.88
Portfolio turnover (%)		37	39	18	10	17
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.

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Alternative Asset Allocation Fund Class R2 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$14.64	$14.49	$14.53	$13.95	$14.11
Net investment income[1,2]		0.08	0.24	0.11	0.08	0.20
Net realized and unrealized gain (loss) on investments		0.31	0.17	0.01	0.60	0.01
Total from investment operations		0.39	0.41	0.12	0.68	0.21
Less distributions
From net investment income		(0.26)	(0.16)	(0.09)	(0.07)	(0.20)
From net realized gain		(0.22)	(0.10)	(0.07)	(0.03)	(0.17)
Total distributions		(0.48)	(0.26)	(0.16)	(0.10)	(0.37)
Net asset value, end of period		$14.55	$14.64	$14.49	$14.53	$13.95
Total return (%)[3]		2.65	2.95	0.85	4.87	1.51
Ratios and supplemental data
Net assets, end of period (in millions)		$1	$2	$3	$4	$7
Ratios (as a percentage of average net assets):
Expenses before reductions[4]		0.96	0.87	0.83	0.82	0.81
Expenses including reductions[4]		0.75	0.74	0.70	0.69	0.67
Net investment income[2]		0.54	1.67	0.78	0.60	1.43
Portfolio turnover (%)		37	39	18	10	17
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.

Alternative Asset Allocation Fund Class R4 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$14.69	$14.54	$14.58	$13.99	$14.15
Net investment income[1,2]		0.07	0.27	0.15	0.12	0.14
Net realized and unrealized gain (loss) on investments		0.35	0.18	0.01	0.60	0.10
Total from investment operations		0.42	0.45	0.16	0.72	0.24
Less distributions
From net investment income		(0.29)	(0.20)	(0.13)	(0.10)	(0.23)
From net realized gain		(0.22)	(0.10)	(0.07)	(0.03)	(0.17)
Total distributions		(0.51)	(0.30)	(0.20)	(0.13)	(0.40)
Net asset value, end of period		$14.60	$14.69	$14.54	$14.58	$13.99
Total return (%)[3]		2.91	3.22	1.10	5.18	1.79
Ratios and supplemental data
Net assets, end of period (in millions)		$— [4]	$— [4]	$1	$5	$4
Ratios (as a percentage of average net assets):
Expenses before reductions[5]		0.81	0.73	0.67	0.66	0.67
Expenses including reductions[5]		0.50	0.50	0.44	0.44	0.43
Net investment income[2]		0.45	1.76	1.05	0.85	1.00
Portfolio turnover (%)		37	39	18	10	17
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.

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Alternative Asset Allocation Fund Class R6 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$14.69	$14.54	$14.58	$13.99	$14.15
Net investment income[1,2]		0.14	0.32	0.18	0.16	0.21
Net realized and unrealized gain (loss) on investments		0.32	0.16	0.02	0.60	0.07
Total from investment operations		0.46	0.48	0.20	0.76	0.28
Less distributions
From net investment income		(0.33)	(0.23)	(0.17)	(0.14)	(0.27)
From net realized gain		(0.22)	(0.10)	(0.07)	(0.03)	(0.17)
Total distributions		(0.55)	(0.33)	(0.24)	(0.17)	(0.44)
Net asset value, end of period		$14.60	$14.69	$14.54	$14.58	$13.99
Total return (%)[3]		3.15	3.49	1.34	5.45	2.05
Ratios and supplemental data
Net assets, end of period (in millions)		$22	$26	$18	$15	$16
Ratios (as a percentage of average net assets):
Expenses before reductions[4]		0.46	0.37	0.32	0.31	0.32
Expenses including reductions[4]		0.25	0.24	0.20	0.18	0.17
Net investment income[2]		1.01	2.23	1.26	1.11	1.52
Portfolio turnover (%)		37	39	18	10	17
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.

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Underlying fund information

The fund invests primarily in underlying funds. The fund may also invest in unaffiliated funds and ETFs. Therefore, the fund’s investment performance is directly related to the investment performance of the underlying funds. Information regarding the underlying funds is available in the applicable underlying fund’s prospectus and SAI. This prospectus is not an offer for any of the underlying funds. For copies of the prospectuses of the John Hancock underlying funds, which contain this and other information, visit our website at jhinvestments.com.
As of September 30, 2020, the fund allocated assets to the underlying funds stated below.

Alternative Asset Allocation Fund
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Diversified Macro Fund	Graham Capital Management, L.P.
Hedged Equity Fund	J.P. Morgan Asset Management
Infrastructure Fund	Wellington Management Company, LLP
Managed Futures Strategy Fund	Credit Suisse Group AG
Multi-Asset Absolute Return Fund	Nordea Investment Management North America, Inc.
Seaport Long/Short Fund	Wellington Management Company, LLP
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
The Arbitrage Fund	Water Island Capital, LLC
Underlying ETFs	Provider
Gold ETF	Invesco Advisers, Inc. (PowerShares)
Merger Arbitrage ETF	New York Life Investment Management LLC (IndexIQ)
Optimum Yield Diversified Commodity Strategy ETF	Invesco Advisers, Inc. (PowerShares)
REIT ETF	Vanguard

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Your account

Choosing an eligible share class

Class A, Class C, Class R2 and Class R4 shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R2 and Class R4 shares
Class R2 and Class R4 shares are available to certain types of investors, as noted below:

■	Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■	Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■	Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R2 and Class R4 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.
Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

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■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

■	A 1.00% CDSC on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R2 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.25%

Class R4 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through December 31, 2021)

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Class R service plan
In addition to the Rule 12b-1 plans, the fund has adopted plans for Class R2 and Class R4 shares that authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R2 shares and 0.10% for Class R4 shares.
The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additional payments to financial intermediaries
Class A, Class C, Class R2, and Class R4 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to

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promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

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To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

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■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the

SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

33

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. There is no minimum initial investment to purchase Class R2 or Class R4 shares. The minimum initial investments for Class A, Class C, Class I, and Class R6 shares are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All Class A, Class C, Class I, and Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A and Class C shares or 888-972-8696 for Class I and Class R6 shares.

5	Eligible retirement plans generally may open an account and purchase Class R2 or Class R4 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2 or Class R4 shares of the fund. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

6	For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

7	For Class A, Class C, Class I, and Class R6 shares, make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

34

Buying shares

Class A and Class C shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

35

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

36

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Web site jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

37

Selling shares

Class A and Class C shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

38

Class A and Class C shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

39

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

40

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

41

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Web site jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Web site jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund. The NAV for the fund is calculated based upon the NAVs of the underlying funds and other investments in which it invests. The prospectuses for the underlying funds explain the circumstances under which those underlying funds use fair-value pricing and the effects of doing so.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

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The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
You may exchange your Class R2 or Class R4 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

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The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any

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instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class R2 and Class R4 shares, you will receive account statements from your plan’s recordkeeper.
Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15. For Class R2 and Class R4 shares, this information statement will be mailed by your plan’s recordkeeper.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally

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considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

49

following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through

50

an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

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■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

52

■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

53

For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from a fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A and Class C shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I, Class R2, Class R4, and Class R6 shares
By TTY: 800-231-5469 for Class A, Class C, Class I, and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 3450PN 1/1/21
SEC file number: 811-21779

John Hancock Asia Pacific Total Return Bond Fund
Prospectus 1/1/21

Class A	—
Class I	—

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Asia Pacific Total Return Bond Fund

6	Principal investment strategies
6	Principal risks of investing
14	Who’s who
17	Financial highlights

18	Choosing an eligible share class
18	Class cost structure
19	How sales charges for Class A shares are calculated
19	Sales charge reductions and waivers
21	Opening an account
23	Buying shares
25	Selling shares
29	Transaction policies
32	Dividends and account policies
33	Additional investor services
34	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Asia Pacific Total Return Bond Fund
Investment objective

The fund seeks to maximize total return. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 19 to 21 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None
Small account fee (for fund account balances under $1,000) ($)	20	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I
Management fee	0.72	0.72
Distribution and service (Rule 12b-1) fees	0.30	0.00
Other expenses[1]	0.25	0.25
Total annual fund operating expenses	1.27	0.97
Contractual expense reimbursement[2]	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.26	0.96
1	“Other expenses” have been estimated for the first year of operations of the fund’s Class A and Class I shares.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I
1 year	523	98
3 years	786	308
5 years	1,068	535
10 years	1,872	1,189
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.

1

Principal investment strategies

The fund seeks to generate capital appreciation and income by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds issued by governments, government agencies, international organizations issuing supranational bonds, and corporate issuers in Asia. Asia means those countries that are located on the Asian continent or are in the Asian region, including Australia and New Zealand. An issuer is considered to be in Asia if its principal place of business is in Asia or it is incorporated or domiciled in Asia or, for supranational issuers, its securities are denominated in Asian currencies.
The fund may invest in fixed-income securities of other issuers outside Asia if the manager considers that such securities may help to achieve the fund’s investment objective. The fund may invest in cash and other liquid short-term fixed-income securities when the manager believes that the fund could benefit from maintaining a higher cash exposure, including for temporary defensive purposes.
The fund may invest in investment-grade fixed-income securities and below-investment-grade fixed-income securities (junk bonds). The fund may invest in securities of any maturity, and there is no limit on the maturities of the fixed-income securities in which the fund may invest. There is no limit on the types of issuers in which the fund may invest, which may include issuers of U.S. dollar-denominated securities of foreign governments and corporations, mortgage-related securities, municipal obligations, asset-backed securities, mortgage-backed securities, pay-in-kind bonds, high-yield bonds, emerging-market debt, distressed investments, loan participations, and U.S. TIPS (Treasury Inflation-Protected Securities). The fund may invest in securities with debt/equity characteristics such as preferred shares, convertible bonds, and warrants. The fund may also use derivatives for hedging and efficient portfolio management purposes by utilizing futures, options, options on futures, foreign currency forward contracts, and nondeliverable forwards.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.
Asian risk. Some Asian securities tend to be volatile and may decline in value significantly. Certain companies in Asia may be more vulnerable to political or economic developments or lack access to efficient trading markets. Some Asian countries have restrictions on the extent to which foreigners may invest in their securities markets.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Distressed investments risk. Distressed investments, including loans, mortgages, bonds, and notes, may not be publicly traded and may involve substantial risk. A fund may lose up to its entire investment.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of

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investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds through Bond Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (“PRC”), is subject to certain restrictions and risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Greater China risk. Investments in the Greater China region may be subject to less developed trading markets, acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse government actions. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options on futures, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Municipal bond risk. The prices of municipal bonds, including general obligation bonds, can decline if the issuer’s credit quality declines. Revenue bond prices can decline if related projects become unprofitable. An insured municipal bond is subject to the risk that the insurer may be unable to pay claims and is not insured with respect to the market value of the obligation. Municipal bond income could become taxable in the future. Investments in bonds subject to the alternative minimum tax may result in tax liability for shareholders.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

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Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The fund’s custom blended benchmark comprises 50% J.P. Morgan Asia Credit Index/50% J.P. Morgan Emerging Local Market Plus Asia Index and shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class NAV shares commenced operations on January 16, 2013. Because Class A and Class I shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class NAV shares, except that they include any sales charges. Returns for Class A and Class I shares would have been substantially similar to returns of Class NAV shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.50% to 4.00%, effective February 3, 2014.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.35%.
Best quarter: Q1 2016, 5.33%
Worst quarter: Q3 2015, -3.69%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (01/16/13)
Class A (before tax)	4.60	3.11	2.00
after tax on distributions	2.98	1.94	0.76
after tax on distributions, with sale	2.72	1.85	0.94
Class I	8.96	3.96	2.60
J.P. Morgan Asia Credit Index (reflects no deduction for fees, expenses, or taxes)	11.34	4.92	4.46
J.P. Morgan Emerging Local Market Plus Asia Index (reflects no deduction for fees, expenses, or taxes)	3.65	1.84	0.65
50% J.P. Morgan Asia Credit Index and 50% J.P. Morgan Emerging Local Market Plus Asia Index (reflects no deduction for fees, expenses, or taxes)	7.47	3.39	2.55
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Neal Capecci Portfolio Manager Managed the fund since 2013	Endre Pedersen Lead Portfolio Manager Managed the fund since 2013	Jimond Wong, CFA, CPA Portfolio Manager Managed the fund since 2016

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Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no subsequent minimum investment requirements for any of these share classes.
Class A and Class I shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I shares).
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: The fund seeks to maximize total return. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
The fund seeks to generate capital appreciation and income by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds issued by governments, government agencies, international organizations issuing supranational bonds and corporate issuers in Asia. Asia means those countries that are located on the Asian continent or are in the Asian region, including Australia and New Zealand. An issuer is considered to be in Asia if its principal place of business is in Asia or it is incorporated or domiciled in Asia or, for supranational issuers, its securities are denominated in Asian currencies.
The fund may invest in fixed-income securities of other issuers outside Asia if the manager considers that such securities may help to achieve the fund’s investment objective. The fund may invest in cash and other liquid short-term fixed-income securities when the manager believes that the fund could benefit from maintaining a higher cash exposure, including for temporary defensive purposes.
The fund may invest in investment-grade fixed-income securities and below-investment-grade fixed-income securities (junk bonds). The fund may invest in securities of any maturity, and there is no limit on the maturities of the fixed-income securities in which the fund may invest. There is no limit on the types of issuers in which the fund may invest, which may include issuers of U.S. dollar-denominated securities of foreign governments and corporations, mortgage-related securities, municipal obligations, asset-backed securities, mortgage-backed securities, pay-in-kind bonds, high-yield bonds, emerging-markets debt, distressed investments, loan participations, and U.S. TIPS (Treasury Inflation-Protected Securities). The fund may invest in securities with debt/equity characteristics such as preferred shares, convertible bonds, and warrants. The fund may also use derivatives for hedging and efficient portfolio management purposes by utilizing futures, options, options on futures, foreign currency forward contracts, and non-deliverable forwards.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Asian risk
Securities of issuers located in some Asian countries tend to have volatile prices and may offer significant potential for loss as well as gain. Certain companies in Asia may not have firmly established product markets, may lack depth of management, may be less developed or have less efficient trading markets, may have restrictions on monetary repatriation, or may be more vulnerable to political or economic developments such as nationalization of their own industries, possible seizure, or expropriation of assets. Some Asian countries have restrictions on the extent to which foreigners may invest in their securities

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markets. Investment in Taiwan could be adversely affected by its relationship to China, and Hong Kong and Chinese markets could be hurt significantly by adverse government actions.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

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Distressed investments risk
Distressed investments include loans, loan participations, bonds, notes, and nonperforming and subperforming mortgage loans, many of which are not publicly traded and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities, and the spread between the bid and asked prices of such securities may be greater than normally expected. If the manager’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the fund’s original investment.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the

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banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets,

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since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds listed and traded on certain Chinese stock exchanges through Bond Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares listed and traded on certain Chinese stock exchanges through Stock Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Greater China risk
Although they are larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. In addition, there are risks particular to the region. For example, investments in Taiwan could be adversely affected by its political relationship with China. The attitude of the Chinese government toward growth and capitalism is uncertain, and the markets of Hong Kong and China could be hurt significantly by any government interference or any material change in government policy. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole. All of these factors mean that the fund is more likely to experience higher volatility and lower liquidity than a portfolio that invests mainly in U.S. stocks.
Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a

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fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

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Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Options on futures. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options on futures. Counterparty risk does not apply to exchange-traded options.

Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.
It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated

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corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Municipal bond risk
With general obligation bonds, which are backed by the municipal issuer’s ability to levy taxes, the main risk is that the issuer’s overall credit quality will decline. In extreme cases, a municipal issuer could declare bankruptcy or otherwise become unable to honor its commitments to bondholders. Although rare, this can be prompted by many possible reasons, ranging from fiscal mismanagement to erosion of the tax base. With revenue bonds, which are backed only by income associated with a specific facility (such as a power plant or stadium), the risk is generally higher, because any circumstance that reduces or threatens the economic viability of that particular facility can affect the bond’s credit quality.
In addition, since there are a limited number of municipal obligation insurers, the fund may have several investments covered by one insurer. Accordingly, this

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may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in increased share price volatility for the fund’s shares. In addition, a ratings agency’s downgrade of the claims-paying ability of companies that provide bond insurance may affect the value of those securities.
The costs associated with combating the novel coronavirus (COVID-19) pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and their political subdivisions. The effects of this pandemic could affect the ability of states and their political subdivisions to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Warrants risk
Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement)

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determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 250 million	0.725
Next 250 million	0.700
Excess over 500 million	0.600
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.72% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.15% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Neal Capecci

■	Portfolio Manager

■	Managed the fund since 2013

■	Joined Manulife IM (US) in 2005

■	Began business career in 1999

Endre Pedersen

■	Lead Portfolio Manager

■	Managed the fund since 2013

■	Joined Manulife IM (US) in 2008

■	Began business career in 1999

Jimond Wong, CFA, CPA
• Portfolio Manager
• Managed the fund since 2016
• Joined Manulife IM (US) in 2013
• Began business career in 1998
Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
Citibank, N.A.
388 Greenwich Street
New York, NY 10013

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Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

Because Class A and Class I shares of the fund had not commenced operations as of the last reporting period, this table details the financial performance of Class NAV shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Because Class A and Class I shares have different expenses than Class NAV shares, financial highlights for Class A and Class I shares would have differed.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal period ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.
Asia Pacific Total Return Bond Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2020	9.86	0.37	0.20	0.57	(0.38)	—	(0.38)	10.05	5.94	0.84	0.83	3.83	178	48
08-31-2019	9.49	0.38	0.29	0.67	(0.30)	—	(0.30)	9.86	7.31	0.83	0.82	3.97	302	60
08-31-2018	9.80	0.34	(0.44)	(0.10)	(0.21)	—	(0.21)	9.49	(1.05)	0.80	0.79	3.48	351	70
08-31-2017	9.64	0.32	(0.01)	0.31	(0.15)	—	(0.15)	9.80	3.30	0.80	0.79	3.32	382	53
08-31-2016	8.94	0.32	0.64	0.96	(0.26)	—	(0.26)	9.64	10.96	0.81	0.80	3.44	412	54
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
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Your account

Choosing an eligible share class

Class A shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

■	A 1.00% contingent deferred sales charge (CDSC) on certain shares sold within one year of purchase

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.

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These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges for Class A shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 99,999	4.00	4.17
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John
Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a

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letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the

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Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. The minimum initial investments for Class A and Class I shares are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A shares or 888-972-8696 for Class I shares.

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5	For Class A shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6	Make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

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Buying shares

Class A shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

23

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

24

Selling shares

Class A shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

25

Class A shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

26

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

27

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

28

Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

29

uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can

30

disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits.
These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

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Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares income and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives your investment and continue through the day your shares are actually sold.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same

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taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through

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an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

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■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A shares; 800-597-1897 for Class I shares
By phone: 800-225-5291 for Class A shares; 888-972-8696 for Class I shares
By TTY: 800-231-5469 for Class A and Class I shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC ATROPN 1/1/21
SEC file number: 811-21779

John Hancock Blue Chip Growth Fund
Prospectus 1/1/21

Class A	JBGAX
Class C	JBGCX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Blue Chip Growth Fund

6	Principal investment strategies
6	Principal risks of investing
14	Who’s who
16	Financial highlights

18	Choosing an eligible share class
18	Class cost structure
19	How sales charges are calculated
19	Sales charge reductions and waivers
21	Opening an account
23	Buying shares
24	Selling shares
26	Transaction policies
29	Dividends and account policies
30	Additional investor services
31	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Blue Chip Growth Fund
Investment objective

To provide long-term growth of capital. Current income is a secondary objective.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). More information about these and other discounts is available from your financial professional and on pages 19 to 21 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00
Small account fee (for fund account balances under $1,000) ($)	20	20

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C
Management fee[1]	0.74	0.74
Distribution and service (Rule 12b-1) fees	0.30	1.00
Other expenses	0.16	0.16
Total annual fund operating expenses	1.20	1.90
Contractual expense reimbursement[2]	-0.06	-0.01
Total annual fund operating expenses after expense reimbursements	1.14	1.89
1	“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2020.
2	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A and Class C shares, as applicable, exceed 1.14% and 1.89%, respectively, of average daily net assets attributable, to the applicable class. For purposes of this agreement, “expenses of Class A and Class C shares” means all class expenses (including fund expenses attributable, to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; (e) acquired fund fees and expenses paid indirectly; and (f) short dividend expense. The agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C
Shares		Sold	Not Sold
1 year	610	292	192
3 years	856	596	596
5 years	1,121	1,025	1,025
10 years	1,877	2,039	2,039
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The manager defines blue chip growth companies as those well established in their industries and with the potential for above-average earnings growth.
In identifying blue chip companies in which to invest, the manager generally considers whether they have viable or growing leading market positions, seasoned management teams, and strong financial fundamentals. This investment approach reflects the manager’s belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) and a positive industry outlook will ultimately reward investors. The manager also seeks to invest in some companies with good prospects for dividend growth.
While most of the assets of the fund are invested in U.S. common stocks, the fund may also invest in other types of securities, including (i) U.S. dollar- and foreign currency-denominated foreign securities (up to 20% of net assets), (ii) convertible stocks, warrants, and bonds, and (iii) futures and options. Combined investments in convertible securities, preferred stocks, and debt securities are limited to 25% of total assets. The fund may invest in debt securities of any type without regard to quality or rating, including those rated below investment-grade (junk bonds) (up to 5% of total assets). The fund’s investment policies are based on credit ratings at the time of purchase. The fund’s debt securities may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Some loans may be illiquid.
The fund holds a certain portion of its assets in money market reserves consisting of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) or U.S. dollar- and foreign currency-denominated money market securities. These include repurchase agreements in the two highest rating categories that mature in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures, and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates.
In pursuing the fund’s investment objective, the manager may deviate from the fund’s normal investment criteria to purchase securities the manager believes might appreciate substantially. The fund may invest significantly in the information technology sector, and the fund may at times invest significantly in stocks of technology companies.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.

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Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mid-sized company risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Technology companies risk. Technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.
Telecommunications sector risk. Telecommunication services companies are subject to government regulation of services and rates of return and can be significantly affected by intense competition, among other factors.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

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Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The Russell 1000 Growth Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time.
A note on performance
Class NAV shares commenced operations on October 17, 2005. Class A and Class C shares commenced operations on March 27, 2015. Returns for Class A and Class C shares shown prior to their commencement date are those of Class NAV shares, except that they include any sales charges. Returns for Class A and Class C shares would have been substantially similar to returns of Class NAV shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 23.99%.
Best quarter: Q1 2012, 18.74%
Worst quarter: Q4 2018, -14.33%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	22.80	13.54	15.02
after tax on distributions	22.37	11.34	13.54
after tax on distributions, with sale	13.80	10.30	12.28
Class C	27.32	13.90	15.21
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	13.56
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39	14.63	15.22
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management

Larry J. Puglia, CFA, CPA Vice President Managed the fund since 2005
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. There are no subsequent minimum investment requirements for any of these share classes.
Class A and Class C shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To provide long-term growth of capital. Current income is a secondary objective.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. These are firms that, in the manager’s view, are well established in their industries and have the potential for above-average earnings growth.
In identifying blue chip companies, the manager generally considers the following characteristics:
Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.
Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company’s long-term growth prospects. The manager’s analysts will evaluate the depth and breadth of a company’s management experience.
Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.
This investment approach reflects the manager’s belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the manager targets will have good prospects for dividend growth.
While most of the assets of the fund are invested in U.S. common stocks, the fund may also purchase or invest in other types of securities, including (i) U.S. dollar and foreign currency-denominated foreign securities (up to 20% of net assets) including American Depositary Receipts (ADRs), (ii) convertible stocks, warrants and bonds, and (iii) futures and options. Combined investments in convertible securities, preferred stocks, and debt securities are limited to 25% of total assets.
The fund may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the fund but may include below-investment-grade debt securities (junk bonds) (up to 5% of total assets). The fund’s investment policies are based on credit ratings at the time of purchase.
The fund’s debt securities may include privately negotiated notes or loans, including loan participations and assignments (“bank loans”). These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender.
Since the fund invests primarily in equity securities, the risks associated with fixed-income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates. Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Hybrid instruments may take a variety of forms, including, but not limited to: debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time; preferred stock with dividend rates determined by reference to the value of a currency; or convertible securities with the conversion terms related to a particular commodity.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
In pursuing the fund’s investment objective, the manager has the discretion to deviate from its normal investment criteria. These situations might arise when the manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development. The fund may focus its investments in particular sectors of the economy. The fund may invest significantly in the information technology sector, and the fund may at times invest significantly in stocks of technology companies.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

6

government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the
United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website

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access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel

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coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

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Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential

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for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the

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number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.
Information technology companies risk
Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Investment company securities risk
The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.
It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

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Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with mid-sized market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with mid-sized market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with mid-sized market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or mid-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Repurchase agreements risk
The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. The fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.

Technology companies. A fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described under “Mid-sized company risk.”

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Warrants risk
Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as

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capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 500 Million	0.825
Between $500 million and $1 billion*	0.800
Between $1 billion and $3 billion	0.750
Excess over $3 billion	0.725
*When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets.
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.71% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective July 1, 2020.
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the

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aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
T. Rowe Price Associates, Inc. (T. Rowe Price)100 East Pratt StreetBaltimore, Maryland 21202
T. Rowe Price was founded in 1937. As of September 30, 2020, T. Rowe Price and its affiliates managed over $1.31 trillion for individual and institutional investor accounts.
The following is a brief biographical profile of the fund’s portfolio manager who is primarily responsible for the day-to-day management of the fund’s portfolio. This manager is employed by T. Rowe Price. For more information about this individual, including information about his compensation, other accounts he manages, and any investments he may have in the fund, see the SAI.
Larry J. Puglia, CFA, CPA

■	Vice President

■	Managed the fund since 2005

■	Joined T. Rowe Price in 1990

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Blue Chip Growth Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$40.48	$42.40	$38.65	$32.33	$34.71
Net investment loss[1]		(0.23)	(0.12)	(0.16)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments		16.33	0.84	9.76	8.37	2.01
Total from investment operations		16.10	0.72	9.60	8.28	1.91
Less distributions
From net realized gain		(0.64)	(2.64)	(5.85)	(1.96)	(4.29)
Net asset value, end of period		$55.94	$40.48	$42.40	$38.65	$32.33
Total return (%)[2,3]		40.25	3.14	27.50	27.10	5.37
Ratios and supplemental data
Net assets, end of period (in millions)		$943	$579	$477	$286	$222
Ratios (as a percentage of average net assets):
Expenses before reductions		1.21	1.20	1.20	1.24	1.24
Expenses including reductions		1.14	1.14	1.14	1.14	1.14
Net investment loss		(0.52)	(0.30)	(0.40)	(0.25)	(0.31)
Portfolio turnover (%)		28	38	25	26	34

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

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Blue Chip Growth Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$38.86	$41.11	$37.89	$31.96	$34.60
Net investment loss[1]		(0.53)	(0.39)	(0.43)	(0.34)	(0.33)
Net realized and unrealized gain (loss) on investments		15.58	0.78	9.50	8.23	1.98
Total from investment operations		15.05	0.39	9.07	7.89	1.65
Less distributions
From net realized gain		(0.64)	(2.64)	(5.85)	(1.96)	(4.29)
Net asset value, end of period		$53.27	$38.86	$41.11	$37.89	$31.96
Total return (%)[2,3]		39.22	2.40	26.56	26.16	4.57
Ratios and supplemental data
Net assets, end of period (in millions)		$100	$74	$66	$36	$36
Ratios (as a percentage of average net assets):
Expenses before reductions		1.91	1.90	1.90	1.94	1.94
Expenses including reductions		1.88	1.87	1.86	1.89	1.89
Net investment loss		(1.26)	(1.03)	(1.12)	(1.00)	(1.06)
Portfolio turnover (%)		28	38	25	26	34

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
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Your account

Choosing an eligible share class

Class A and Class C shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

■	A 1.00% contingent deferred sales charge (CDSC) on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of, the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A and Class C shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional

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management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However,

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Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its

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current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investment for Class A and Class C shares is described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

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5	Make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

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Buying shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

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Selling shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

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Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

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Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

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uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

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Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient

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management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
In general, you will receive account statements as follows:

■	After every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	After any changes of name or address of the registered owner(s)

■	In all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase

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price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

32

charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

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■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080
By phone: 800-225-5291
By TTY: 800-231-5469
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 4570PN 1/1/21
SEC file number: 811-21779

John Hancock Blue Chip Growth Fund
Prospectus 1/1/21

Class I	—

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Blue Chip Growth Fund

5	Principal investment strategies
5	Principal risks of investing
12	Who’s who
15	Financial highlights

16	Who can buy shares
16	Opening an account
18	Buying shares
19	Selling shares
21	Transaction policies
24	Dividends and account policies
25	Additional investor services
For more information See back cover

Fund summary

John Hancock Blue Chip Growth Fund
Investment objective

To provide long-term growth of capital. Current income is a secondary objective.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below.

Shareholder fees (%) (fees paid directly from your investment)	I
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	I
Management fee[1]	0.74
Other expenses[2]	0.16
Total annual fund operating expenses	0.90
Contractual expense reimbursement[3]	-0.01
Total annual fund operating expenses after expense reimbursements	0.89
1	“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2020.
2	“Other expenses” have been estimated for the first year of operations of the fund’s Class I shares.
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	I
1 year	91
3 years	286
5 years	497
10 years	1,107
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The manager defines blue chip growth companies as those well established in their industries and with the potential for above-average earnings growth.
In identifying blue chip companies in which to invest, the manager generally considers whether they have viable or growing leading market positions, seasoned management teams, and strong financial fundamentals. This investment approach reflects the manager’s belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) and a positive industry outlook will ultimately reward investors. The manager also seeks to invest in some companies with good prospects for dividend growth.
While most of the assets of the fund are invested in U.S. common stocks, the fund may also invest in other types of securities, including (i) U.S. dollar- and foreign currency-denominated foreign securities (up to 20% of net assets), (ii) convertible stocks, warrants, and bonds, and (iii) futures and options. Combined investments in convertible securities, preferred stocks, and debt securities are limited to 25% of total assets. The fund may invest in debt securities of any type without regard to

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quality or rating, including those rated below investment-grade (junk bonds) (up to 5% of total assets). The fund’s investment policies are based on credit ratings at the time of purchase. The fund’s debt securities may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Some loans may be illiquid.
The fund holds a certain portion of its assets in money market reserves consisting of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) or U.S. dollar- and foreign currency-denominated money market securities. These include repurchase agreements in the two highest rating categories that mature in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures, and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates.
In pursuing the fund’s investment objective, the manager may deviate from the fund’s normal investment criteria to purchase securities the manager believes might appreciate substantially. The fund may invest significantly in the information technology sector, and the fund may at times invest significantly in stocks of technology companies.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.

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Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mid-sized company risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Technology companies risk. Technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.
Telecommunications sector risk. Telecommunication services companies are subject to government regulation of services and rates of return and can be significantly affected by intense competition, among other factors.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The Russell 1000 Growth Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class NAV shares commenced operations on October 17, 2005. Because Class I shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class NAV shares. Returns for Class I shares would have been substantially similar to returns of Class NAV shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.

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Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class I

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 24.35%.
Best quarter: Q1 2012, 18.74%
Worst quarter: Q4 2018, -14.25%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class I (before tax)	29.73	15.10	15.82
after tax on distributions	29.29	12.82	14.30
after tax on distributions, with sale	17.92	11.53	12.96
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	13.56
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39	14.63	15.22
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management

Larry J. Puglia, CFA, CPA Vice President Managed the fund since 2005
Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no subsequent minimum investment requirements for Class I shares.
Class I shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To provide long-term growth of capital. Current income is a secondary objective.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. These are firms that, in the manager’s view, are well established in their industries and have the potential for above-average earnings growth.
In identifying blue chip companies, the manager generally considers the following characteristics:
Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.
Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company’s long-term growth prospects. The manager’s analysts will evaluate the depth and breadth of a company’s management experience.
Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.
This investment approach reflects the manager’s belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the manager targets will have good prospects for dividend growth.
While most of the assets of the fund are invested in U.S. common stocks, the fund may also purchase or invest in other types of securities, including (i) U.S. dollar and foreign currency-denominated foreign securities (up to 20% of net assets) including American Depositary Receipts (ADRs), (ii) convertible stocks, warrants and bonds, and (iii) futures and options. Combined investments in convertible securities, preferred stocks, and debt securities are limited to 25% of total assets.
The fund may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the fund but may include below-investment-grade debt securities (junk bonds) (up to 5% of total assets). The fund’s investment policies are based on credit ratings at the time of purchase.
The fund’s debt securities may include privately negotiated notes or loans, including loan participations and assignments (“bank loans”). These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender.
Since the fund invests primarily in equity securities, the risks associated with fixed-income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates. Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Hybrid instruments may take a variety of forms, including, but not limited to: debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time; preferred stock with dividend rates determined by reference to the value of a currency; or convertible securities with the conversion terms related to a particular commodity.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
In pursuing the fund’s investment objective, the manager has the discretion to deviate from its normal investment criteria. These situations might arise when the manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development. The fund may focus its investments in particular sectors of the economy. The fund may invest significantly in the information technology sector, and the fund may at times invest significantly in stocks of technology companies.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

5

government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the
Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs,

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litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity

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operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic

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developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and

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there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.
Information technology companies risk
Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Investment company securities risk
The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell

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a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.
It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with mid-sized market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with mid-sized market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with mid-sized market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or mid-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities

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tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Repurchase agreements risk
The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. The fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.

Technology companies. A fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described under “Mid-sized company risk.”

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Warrants risk
Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports

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periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 500 Million	0.825
Between $500 million and $1 billion*	0.800
Between $1 billion and $3 billion	0.750
Excess over $3 billion	0.725
*When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets.
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.71% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective July 1, 2020.
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
T. Rowe Price Associates, Inc. (T. Rowe Price)100 East Pratt StreetBaltimore, Maryland 21202
T. Rowe Price was founded in 1937. As of September 30, 2020, T. Rowe Price and its affiliates managed over $1.31 trillion for individual and institutional investor accounts.
The following is a brief biographical profile of the fund’s portfolio manager who is primarily responsible for the day-to-day management of the fund’s portfolio. This manager is employed by T. Rowe Price. For more information about this individual, including information about his compensation, other accounts he manages, and any investments he may have in the fund, see the SAI.
Larry J. Puglia, CFA, CPA

■	Vice President

■	Managed the fund since 2005

■	Joined T. Rowe Price in 1990

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

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Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

Because Class I shares of the fund had not commenced operations as of the last reporting period, this table details the financial performance of Class NAV shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Because Class I shares have different expenses than Class NAV shares, financial highlights for Class I shares would have differed.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal period ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Blue Chip Growth Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$41.22	$42.95	$38.95	$32.48	$34.76
Net investment income (loss)[1]		(0.06)	0.04	(0.01)	0.04	0.01
Net realized and unrealized gain (loss) on investments		16.68	0.87	9.86	8.41	2.02
Total from investment operations		16.62	0.91	9.85	8.45	2.03
Less distributions
From net investment income		—	—	—	(0.02)	(0.02)
From net realized gain		(0.64)	(2.64)	(5.85)	(1.96)	(4.29)
Total distributions		(0.64)	(2.64)	(5.85)	(1.98)	(4.31)
Net asset value, end of period		$57.20	$41.22	$42.95	$38.95	$32.48
Total return (%)[2]		40.80	3.57	27.98	27.54	5.74
Ratios and supplemental data
Net assets, end of period (in millions)		$1,732	$1,501	$882	$995	$1,364
Ratios (as a percentage of average net assets):
Expenses before reductions		0.79	0.79	0.79	0.82	0.82
Expenses including reductions		0.75	0.76	0.75	0.78	0.78
Net investment income (loss)		(0.14)	0.09	(0.02)	0.11	0.02
Portfolio turnover (%)		28	38	25	26	34
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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Your account

Who can buy shares

Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class I shares may also be offered to certain foreign pension plans.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Determine how much you want to invest. The minimum initial investment is $250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team. There are no minimum investment requirements for subsequent purchases to existing accounts.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. (Signature Services) at 888-972-8696.

5	Make your initial investment using the instructions on the next page. You and your financial representative can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other

16

information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

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Buying shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Selling shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent
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uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class I shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing

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excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the

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line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
In general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

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Additional investor services

Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-597-1897
By phone: 888-972-8696
By TTY: 800-231-5469
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 457IPN 1/1/21
SEC file number: 811-21779

John Hancock Emerging Markets Fund
Prospectus 1/1/21

Class A	JEVAX
Class C	JEVCX
Class I	JEVIX
Class R6	JEVRX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Emerging Markets Fund

6	Principal investment strategies
7	Principal risks of investing
13	Who’s who
16	Financial highlights

18	Choosing an eligible share class
19	Class cost structure
20	How sales charges for Class A and Class C shares are calculated
20	Sales charge reductions and waivers
22	Opening an account
24	Buying shares
27	Selling shares
33	Transaction policies
36	Dividends and account policies
37	Additional investor services
38	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Emerging Markets Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 20 to 22 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee	0.93	0.93	0.93	0.93
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.00
Other expenses	0.34	0.34	0.34	0.23
Total annual fund operating expenses	1.57	2.27	1.27	1.16
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.56	2.26	1.26	1.15
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R6
Shares		Sold	Not Sold
1 year	651	329	229	128	117
3 years	970	708	708	402	367
5 years	1,311	1,214	1,214	696	637
10 years	2,273	2,429	2,429	1,533	1,408
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

1

Principal investment strategies

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the manager. These emerging markets (Approved Markets) may include frontier markets (emerging markets countries in an earlier stage of developement). A company is associated with an emerging market if its securities meet the definition of “Approved Market Securities,” as defined below.
The fund invests across all market capitalizations with an increased exposure to securities of small-cap issuers and securities the manager considers to be value securities, as described below. The fund invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges of any country or actively traded on over-the-counter markets. The fund may invest in financial services companies. The fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited.
The manager primarily considers value stocks to be those with a low price in relation to their book value. In assessing value, the manager may also consider additional factors, such as price-to-cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used to assess value may change from time to time. The manager may also consider profitability of an eligible company relative to others in making investment decisions. In assessing profitability, the manager may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
In determining Approved Markets, the manager may consider various factors, including, without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, and MSCI. Approved Markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the manager may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the fund.
The fund may also use derivatives such as futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may use derivatives for an Approved Market or other equity market (including U.S.) securities and indices. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or currency exchange.
To facilitate seeking broad market diversification, the manager will not use fundamental securities research techniques in selecting securities. The manager retains full discretion with respect to investing in and allocating assets among Approved Markets and issuers associated with them. The fund may focus its investments in a particular sector or sectors of the economy.
Approved Markets
As of the date of this prospectus, the fund considers the following emerging-market countries to be Approved Markets for purposes of its 80% policy described above. In determining when and whether to invest in an Approved Market, the manager may consider factors such as asset growth in the fund, constraints imposed within markets authorized for investment, and other characteristics of each country’s markets. Other countries may be authorized for investment in the future in addition to the countries listed below. Although the manager does not intend to purchase securities not associated with an Approved Market, the fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the fund from time to time. Also, the fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

Brazil Chile China (including China-A shares)	Colombia Czech Republic Egypt	Greece Hungary India	Indonesia Malaysia Mexico	Peru Philippines Poland	Russia South Africa South Korea	Taiwan Thailand Turkey	Qatar Saudi Arabia United Arab Emirates
Approved Market Securities
“Approved Market Securities” are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets, or have at least 50% of their assets in Approved Markets; (f) Approved Market equity securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the fund’s benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The manager, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the manager may

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invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies’ securities meet the definition of Approved Market securities.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 7 of the prospectus.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Frontier-market risk. Frontier-market countries generally have smaller economies and less-developed capital markets and political systems than traditional emerging-market countries, which magnifies emerging-market risks.
Greater China risk. Investments in the Greater China region may be subject to less developed trading markets, acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse government actions. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options on futures, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.

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Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class NAV shares commenced operations on May 1, 2007. Class A and Class I shares commenced operations on March 31, 2011. Class C and Class R6 shares commenced operations on June 27, 2014 and September 1, 2011, respectively. Returns shown prior to a class’s commencement date are those of Class NAV shares, except that they include any sales charge. Returns for Class A, Class C, Class I, and Class R6 shares would have been substantially similar to returns of Class NAV shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -7.54%.
Best quarter: Q3 2010, 19.76%
Worst quarter: Q3 2011, -26.36%

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	8.62	2.98	1.93
after tax on distributions	8.71	2.94	1.72
after tax on distributions, with sale	6.04	2.58	1.68
Class C	12.52	3.27	2.24
Class I	14.69	4.35	2.76
Class R6	14.84	4.49	2.84
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	18.44	5.61	3.68
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Dimensional Fund Advisors LP
Portfolio management

Will B. Collins-Dean, CFA Senior Portfolio Manager and Vice President Managed the fund since 2019	Jed S. Fogdall Senior Portfolio Manager and Vice President Managed the fund since 2010	Mary T. Phillips, CFA Senior Portfolio Manager and Vice President Managed the fund since 2017
Bhanu P. Singh Senior Portfolio Manager and Vice President Managed the fund since 2015
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class C, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C shares); 888-972-8696 (Class I and Class R6 shares).
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the manager. A company is associated with an emerging market if its securities meet the definition of “Approved Market Securities,” as defined below.
The fund seeks long-term capital appreciation through investment primarily in emerging-market equity securities. The fund seeks to achieve its investment objective by investing in companies associated with emerging markets, which may include frontier markets (emerging-market countries at an earlier stage of development), authorized for investment by the Investment Committee of the manager (Approved Markets) from time to time. The fund will also seek to purchase emerging-market equity securities across all market capitalizations with an increased exposure to securities of small-cap issuers and securities that it considers to be value securities, as described below. The manager may consider such factors as free float, momentum, trading strategies, liquidity management, profitability, investment characteristics and other factors determined to be appropriate by the manager given market conditions.
The fund invests its assets primarily in Approved Markets equity securities listed on bona fide securities exchanges or actively traded on over-the-counter markets. (Approved Markets-securities are defined below.) These exchanges may be either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs), or other similar securities, including dual-listed securities. The fund may invest in financial services companies.
The manager believes securities are considered value stocks primarily because they have a low price in relation to their book value. In assessing value, the manager may consider additional factors, such as price-to-cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria the manager uses for assessing value are subject to change from time to time. In addition, the manager may adjust the representation in the fund of an eligible company, or exclude a company, after considering profitability relative to other eligible companies. In assessing profitability, the manager may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
The fund may not invest in certain eligible companies or Approved Markets described above because of constraints imposed within Approved Markets, restrictions on purchases by foreigners, and the fund’s policy to invest no more than 25% of its total assets in any one industry at the time of purchase.
The fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited.
In determining what countries are eligible markets for the fund, the manager may consider various factors, including, without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, and MSCI. Approved emerging markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the manager may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the fund.
The fund may also use derivatives such as futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may enter into futures contracts and options on futures contracts for an Approved Market or other equity market securities and indices, including those of the United States. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or exchange of one foreign currency to another currency.
The fund’s policy of seeking broad market diversification means the manager will not utilize fundamental securities research techniques in identifying securities selections. Even though a company’s stock may meet the applicable market-capitalization criterion for investment, it may not be included for one or more reasons. For example, in the manager’s judgment, the issuer may be considered in extreme financial difficulty or a material portion of its securities may be closely held and not likely available to support market liquidity. To this extent, there will be the exercise of discretion and consideration by the manager in purchasing securities in an Approved Market and in determining the allocation of investments among Approved Markets.
The fund does not seek current income as an investment objective, and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be held by the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income. The fund may focus its investments in a particular sector or sectors of the economy.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Approved Markets
As of the date of this prospectus, the fund considers the following emerging-market countries to be Approved Markets for purposes of its 80% policy described above. In determining when and whether to invest in an Approved Market, the manager may consider factors such as asset growth in the fund, constraints imposed within markets authorized for investment, and other characteristics of each country’s markets. Other countries may be authorized for investment in the future in addition to the countries listed below. Although the manager does not intend to purchase securities not associated with an Approved Market, the fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the fund from time to time. Also, the fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

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Brazil Chile China (including China-A shares) Colombia Czech Republic Egypt Greece Hungary	India Indonesia Malaysia Mexico Peru Philippines Poland Russia	South Africa South Korea Taiwan Thailand Turkey Qatar Saudi Arabia United Arab Emirates
Approved Market Securities
“Approved Market Securities” are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets, or have at least 50% of their assets in Approved Markets; (f) Approved Market equity securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the fund’s benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The manager, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the manager may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies’ securities meet the definition of Approved Market securities.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Credit and counterparty risk
This is the risk that the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”) or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations.
The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with

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the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Currency risk
If currencies do not perform as the subadviser expects, the fund could have significant losses which exceed the amount invested in the currency instruments since currency transactions involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. Currency risk includes the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. A fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

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In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will

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decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Financial services sector risk
A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Companies in the financial services sector may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, and insurance companies. The types of companies that compose the financial services sector may change over time. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, certain financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Frontier-market risk. Frontier-market countries generally have smaller economies and less-developed capital markets or legal, regulatory, and political systems than traditional emerging-market countries. As a result, the risks of investing in emerging-market countries are magnified in frontier-market countries. Potential circumstances that may result in magnified risks in frontier-market countries include (i) extreme price volatility and illiquidity, (ii) government ownership or control of parts of the private sector or other protectionist measures, (iii) large currency fluctuations, (iv) limited investment opportunities, and (v) inadequate investor protections and regulatory enforcement. In certain frontier-market countries, fraud and corruption may be more prevalent than in developed-market countries.

Greater China risk
Although they are larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. In addition, there are risks particular to the region. For example, investments in Taiwan could be adversely affected by its political relationship with China. The attitude of the Chinese government toward growth and capitalism is uncertain, and the markets of Hong Kong and China could be hurt significantly by any government interference or any material change in government policy. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole. All of these factors mean that the fund is more likely to experience higher volatility and lower liquidity than a portfolio that invests mainly in U.S. stocks.

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Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.

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A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Options on futures. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options on futures. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk
The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
Quantitative modeling risk
Use of quantitative models carries the risk that the fund may underperform funds that do not utilize such models. The use of quantitative models may affect the fund’s exposure to certain sectors or types of investments and may impact the fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Successful application of a quantitative model is dependent on the subadvisor’s skill in building and implementing the model. For example, human judgment plays a role in building, utilizing, testing, modifying, and implementing the financial algorithms and formulas used in these models. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value. Quantitative models may not accurately predict future market movements or characteristics due to the fact that market performance can be affected by non-quantitative factors that are not easily integrated into quantitative analysis, among other factors.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Value investment style risk
Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.

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Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 100 million	0.970
Excess over 100 million	0.920
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.92% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual

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agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.25% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, Texas 78746
Dimensional was organized in 1981 as Dimensional Fund Advisors, Inc., a Delaware corporation, and in 2006, it converted its legal name and organizational form to Dimensional Fund Advisors LP, a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds. As of September 30, 2020, Dimensional and its advisory affiliates managed approximately $527 billion in assets under management.
Dimensional uses a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and trading personnel. The Investment Committee is comprised primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for funds managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.
In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding fund management, based on the parameters established by the Investment Committee. Dimensional has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Dimensional. For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Will B. Collins-Dean, CFA

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2019

■	Joined Dimensional in 2014

Jed S. Fogdall

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2010

■	Joined Dimensional in 2004

Mary T. Phillips, CFA

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2017

■	Joined Dimensional in 2012

Bhanu P. Singh

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2015

■	Joined Dimensional in 2003

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
Citibank, N.A.
388 Greenwich Street
New York, NY 10013
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.

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This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Emerging Markets Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.10	$11.13	$11.51	$9.59	$8.64
Net investment income[1]		0.13	0.14	0.13	0.03	0.09
Net realized and unrealized gain (loss) on investments		0.50	(1.04)	(0.39)	2.03	0.99
Total from investment operations		0.63	(0.90)	(0.26)	2.06	1.08
Less distributions
From net investment income		(0.22)	(0.13)	(0.12)	(0.14)	(0.13)
Net asset value, end of period		$10.51	$10.10	$11.13	$11.51	$9.59
Total return (%)[2,3]		6.11	(8.06)	(2.34)	21.89	12.71
Ratios and supplemental data
Net assets, end of period (in millions)		$49	$52	$55	$51	$316
Ratios (as a percentage of average net assets):
Expenses before reductions		1.57	1.51	1.45	1.50	1.47
Expenses including reductions		1.56	1.50	1.44	1.49	1.46
Net investment income		1.30	1.38	1.09	0.29	1.09
Portfolio turnover (%)		14	13	11	14	6

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

Emerging Markets Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.11	$11.13	$11.52	$9.60	$8.64
Net investment income[1]		0.06	0.06	0.04	0.04	0.06
Net realized and unrealized gain (loss) on investments		0.50	(1.03)	(0.39)	1.96	0.96
Total from investment operations		0.56	(0.97)	(0.35)	2.00	1.02
Less distributions
From net investment income		(0.15)	(0.05)	(0.04)	(0.08)	(0.06)
Net asset value, end of period		$10.52	$10.11	$11.13	$11.52	$9.60
Total return (%)[2,3]		5.40	(8.71)	(3.04)	21.03	11.92
Ratios and supplemental data
Net assets, end of period (in millions)		$2	$3	$3	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions		2.27	2.21	2.15	2.22	2.17
Expenses including reductions		2.26	2.20	2.14	2.21	2.16
Net investment income		0.59	0.65	0.36	0.37	0.71
Portfolio turnover (%)		14	13	11	14	6

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

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Emerging Markets Fund Class I Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.10	$11.12	$11.50	$9.58	$8.64
Net investment income[1]		0.15	0.17	0.15	0.18	0.13
Net realized and unrealized gain (loss) on investments		0.51	(1.03)	(0.38)	1.91	0.97
Total from investment operations		0.66	(0.86)	(0.23)	2.09	1.10
Less distributions
From net investment income		(0.25)	(0.16)	(0.15)	(0.17)	(0.16)
Net asset value, end of period		$10.51	$10.10	$11.12	$11.50	$9.58
Total return (%)[2]		6.41	(7.72)	(2.07)	22.29	13.00
Ratios and supplemental data
Net assets, end of period (in millions)		$37	$68	$64	$92	$21
Ratios (as a percentage of average net assets):
Expenses before reductions		1.27	1.22	1.15	1.21	1.16
Expenses including reductions		1.26	1.21	1.14	1.20	1.15
Net investment income		1.43	1.69	1.29	1.73	1.56
Portfolio turnover (%)		14	13	11	14	6

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Emerging Markets Fund Class R6 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.09	$11.11	$11.49	$9.58	$8.64
Net investment income[1]		0.18	0.17	0.20	0.39	0.14
Net realized and unrealized gain (loss) on investments		0.48	(1.01)	(0.42)	1.70	0.97
Total from investment operations		0.66	(0.84)	(0.22)	2.09	1.11
Less distributions
From net investment income		(0.26)	(0.18)	(0.16)	(0.18)	(0.17)
Net asset value, end of period		$10.49	$10.09	$11.11	$11.49	$9.58
Total return (%)[2]		6.42	(7.56)	(1.99)	22.31	13.16
Ratios and supplemental data
Net assets, end of period (in millions)		$67	$60	$72	$11	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions		1.16	1.11	1.05	1.11	1.06
Expenses including reductions		1.15	1.10	1.04	1.11	1.04
Net investment income		1.75	1.71	1.67	3.53	1.58
Portfolio turnover (%)		14	13	11	14	6

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

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Your account

Choosing an eligible share class

Class A and Class C shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.

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The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

■	A 1.00% CDSC on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A and Class C shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

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How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

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Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code

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(the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. The minimum initial investments for each share class are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A and Class C shares or 888-972-8696 for Class I and Class R6 shares.

5	For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6	Make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

22

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

23

Buying shares

Class A and Class C shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

24

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

25

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

26

Selling shares

Class A and Class C shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

27

Class A and Class C shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

28

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

29

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

30

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

31

Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent
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uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can

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disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits.
These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

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Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same

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taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

38

following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

39

charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

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■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A and Class C shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I and Class R6 shares
By TTY: 800-231-5469 for Class A, Class C, Class I, and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 3680PN 1/1/21
SEC file number: 811-21779

John Hancock Emerging Markets Fund
Prospectus 1/1/21

Class R4	–
Class R5	–

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Emerging Markets Fund

6	Principal investment strategies
7	Principal risks of investing
13	Who’s who
16	Financial highlights

17	Choosing an eligible share class
17	Class cost structure
18	Opening an account
18	Information for plan participants
18	Transaction policies
21	Dividends and account policies
22	Additional investor services
For more information See back cover

Fund summary

John Hancock Emerging Markets Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R4	R5
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R5
Management fee	0.93	0.93
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10	0.05
Additional other expenses	0.23	0.23
Total other expenses[1]	0.33	0.28
Total annual fund operating expenses	1.51	1.21
Contractual expense reimbursement[2]	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.50	1.20
1	“Other expenses” have been estimated for the first year of operations of the fund’s Class R4 and Class R5 shares.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R5
1 year	153	122
3 years	476	383
5 years	823	664
10 years	1,801	1,465
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal investment strategies

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the manager. These emerging markets (Approved Markets) may include frontier markets (emerging markets countries in an earlier stage of developement). A company is associated with an emerging market if its securities meet the definition of “Approved Market Securities,” as defined below.
The fund invests across all market capitalizations with an increased exposure to securities of small-cap issuers and securities the manager considers to be value securities, as described below. The fund invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges of any country or

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actively traded on over-the-counter markets. The fund may invest in financial services companies. The fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited.
The manager primarily considers value stocks to be those with a low price in relation to their book value. In assessing value, the manager may also consider additional factors, such as price-to-cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used to assess value may change from time to time. The manager may also consider profitability of an eligible company relative to others in making investment decisions. In assessing profitability, the manager may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
In determining Approved Markets, the manager may consider various factors, including, without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, and MSCI. Approved Markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the manager may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the fund.
The fund may also use derivatives such as futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may use derivatives for an Approved Market or other equity market (including U.S.) securities and indices. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or currency exchange.
To facilitate seeking broad market diversification, the manager will not use fundamental securities research techniques in selecting securities. The manager retains full discretion with respect to investing in and allocating assets among Approved Markets and issuers associated with them. The fund may focus its investments in a particular sector or sectors of the economy.
Approved Markets
As of the date of this prospectus, the fund considers the following emerging-market countries to be Approved Markets for purposes of its 80% policy described above. In determining when and whether to invest in an Approved Market, the manager may consider factors such as asset growth in the fund, constraints imposed within markets authorized for investment, and other characteristics of each country’s markets. Other countries may be authorized for investment in the future in addition to the countries listed below. Although the manager does not intend to purchase securities not associated with an Approved Market, the fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the fund from time to time. Also, the fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

Brazil Chile China (including China-A shares)	Colombia Czech Republic Egypt	Greece Hungary India	Indonesia Malaysia Mexico	Peru Philippines Poland	Russia South Africa South Korea	Taiwan Thailand Turkey	Qatar Saudi Arabia United Arab Emirates
Approved Market Securities
“Approved Market Securities” are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets, or have at least 50% of their assets in Approved Markets; (f) Approved Market equity securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the fund’s benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The manager, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the manager may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies’ securities meet the definition of Approved Market securities.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.

2

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 7 of the prospectus.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Frontier-market risk. Frontier-market countries generally have smaller economies and less-developed capital markets and political systems than traditional emerging-market countries, which magnifies emerging-market risks.
Greater China risk. Investments in the Greater China region may be subject to less developed trading markets, acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse government actions. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options on futures, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

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Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class NAV shares commenced operations on May 1, 2007. Because Class R4 and Class R5 shares had not commenced operations as of the date of this prospectus, the returns shown are those of Class NAV shares. Returns for Class R4 and Class R5 shares would have been substantially similar to returns of Class NAV shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class R4

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -7.30%.
Best quarter: Q3 2010, 19.76%
Worst quarter: Q3 2011, -26.23%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class R4 (before tax)	14.83	4.47	2.89
after tax on distributions	13.75	3.64	2.04
after tax on distributions, with sale	8.78	3.06	1.91
Class R5	14.83	4.47	2.89
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	18.44	5.61	3.68
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Dimensional Fund Advisors LP

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Portfolio management

Will B. Collins-Dean, CFA Senior Portfolio Manager and Vice President Managed the fund since 2019	Jed S. Fogdall Senior Portfolio Manager and Vice President Managed the fund since 2010	Mary T. Phillips, CFA Senior Portfolio Manager and Vice President Managed the fund since 2017
Bhanu P. Singh Senior Portfolio Manager and Vice President Managed the fund since 2015
Purchase and sale of fund shares

There are no minimum initial or subsequent investment requirements for Class R4 or Class R5 shares of the fund. Shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the manager. A company is associated with an emerging market if its securities meet the definition of “Approved Market Securities,” as defined below.
The fund seeks long-term capital appreciation through investment primarily in emerging-market equity securities. The fund seeks to achieve its investment objective by investing in companies associated with emerging markets, which may include frontier markets (emerging-market countries at an earlier stage of development), authorized for investment by the Investment Committee of the manager (Approved Markets) from time to time. The fund will also seek to purchase emerging-market equity securities across all market capitalizations with an increased exposure to securities of small-cap issuers and securities that it considers to be value securities, as described below. The manager may consider such factors as free float, momentum, trading strategies, liquidity management, profitability, investment characteristics and other factors determined to be appropriate by the manager given market conditions.
The fund invests its assets primarily in Approved Markets equity securities listed on bona fide securities exchanges or actively traded on over-the-counter markets. (Approved Markets-securities are defined below.) These exchanges may be either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs), or other similar securities, including dual-listed securities. The fund may invest in financial services companies.
The manager believes securities are considered value stocks primarily because they have a low price in relation to their book value. In assessing value, the manager may consider additional factors, such as price-to-cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria the manager uses for assessing value are subject to change from time to time. In addition, the manager may adjust the representation in the fund of an eligible company, or exclude a company, after considering profitability relative to other eligible companies. In assessing profitability, the manager may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
The fund may not invest in certain eligible companies or Approved Markets described above because of constraints imposed within Approved Markets, restrictions on purchases by foreigners, and the fund’s policy to invest no more than 25% of its total assets in any one industry at the time of purchase.
The fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited.
In determining what countries are eligible markets for the fund, the manager may consider various factors, including, without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, and MSCI. Approved emerging markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the manager may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the fund.
The fund may also use derivatives such as futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may enter into futures contracts and options on futures contracts for an Approved Market or other equity market securities and indices, including those of the United States. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or exchange of one foreign currency to another currency.
The fund’s policy of seeking broad market diversification means the manager will not utilize fundamental securities research techniques in identifying securities selections. Even though a company’s stock may meet the applicable market-capitalization criterion for investment, it may not be included for one or more reasons. For example, in the manager’s judgment, the issuer may be considered in extreme financial difficulty or a material portion of its securities may be closely held and not likely available to support market liquidity. To this extent, there will be the exercise of discretion and consideration by the manager in purchasing securities in an Approved Market and in determining the allocation of investments among Approved Markets.
The fund does not seek current income as an investment objective, and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be held by the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income. The fund may focus its investments in a particular sector or sectors of the economy.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Approved Markets
As of the date of this prospectus, the fund considers the following emerging-market countries to be Approved Markets for purposes of its 80% policy described above. In determining when and whether to invest in an Approved Market, the manager may consider factors such as asset growth in the fund, constraints imposed within markets authorized for investment, and other characteristics of each country’s markets. Other countries may be authorized for investment in the future in addition to the countries listed below. Although the manager does not intend to purchase securities not associated with an Approved Market, the fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the fund from time to time. Also, the fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

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Brazil Chile China (including China-A shares) Colombia Czech Republic Egypt Greece Hungary	India Indonesia Malaysia Mexico Peru Philippines Poland Russia	South Africa South Korea Taiwan Thailand Turkey Qatar Saudi Arabia United Arab Emirates
Approved Market Securities
“Approved Market Securities” are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets, or have at least 50% of their assets in Approved Markets; (f) Approved Market equity securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the fund’s benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The manager, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the manager may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies’ securities meet the definition of Approved Market securities.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Credit and counterparty risk
This is the risk that the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”) or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations.
The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with

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the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Currency risk
If currencies do not perform as the subadviser expects, the fund could have significant losses which exceed the amount invested in the currency instruments since currency transactions involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. Currency risk includes the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. A fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

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In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will

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decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Financial services sector risk
A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Companies in the financial services sector may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, and insurance companies. The types of companies that compose the financial services sector may change over time. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, certain financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Frontier-market risk. Frontier-market countries generally have smaller economies and less-developed capital markets or legal, regulatory, and political systems than traditional emerging-market countries. As a result, the risks of investing in emerging-market countries are magnified in frontier-market countries. Potential circumstances that may result in magnified risks in frontier-market countries include (i) extreme price volatility and illiquidity, (ii) government ownership or control of parts of the private sector or other protectionist measures, (iii) large currency fluctuations, (iv) limited investment opportunities, and (v) inadequate investor protections and regulatory enforcement. In certain frontier-market countries, fraud and corruption may be more prevalent than in developed-market countries.

Greater China risk
Although they are larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. In addition, there are risks particular to the region. For example, investments in Taiwan could be adversely affected by its political relationship with China. The attitude of the Chinese government toward growth and capitalism is uncertain, and the markets of Hong Kong and China could be hurt significantly by any government interference or any material change in government policy. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole. All of these factors mean that the fund is more likely to experience higher volatility and lower liquidity than a portfolio that invests mainly in U.S. stocks.

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Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.

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A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Options on futures. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options on futures. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk
The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
Quantitative modeling risk
Use of quantitative models carries the risk that the fund may underperform funds that do not utilize such models. The use of quantitative models may affect the fund’s exposure to certain sectors or types of investments and may impact the fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Successful application of a quantitative model is dependent on the subadvisor’s skill in building and implementing the model. For example, human judgment plays a role in building, utilizing, testing, modifying, and implementing the financial algorithms and formulas used in these models. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value. Quantitative models may not accurately predict future market movements or characteristics due to the fact that market performance can be affected by non-quantitative factors that are not easily integrated into quantitative analysis, among other factors.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Value investment style risk
Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.

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Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 100 million	0.970
Excess over 100 million	0.920
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.92% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual

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agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.25% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, Texas 78746
Dimensional was organized in 1981 as Dimensional Fund Advisors, Inc., a Delaware corporation, and in 2006, it converted its legal name and organizational form to Dimensional Fund Advisors LP, a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds. As of September 30, 2020, Dimensional and its advisory affiliates managed approximately $527 billion in assets under management.
Dimensional uses a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and trading personnel. The Investment Committee is comprised primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for funds managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.
In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding fund management, based on the parameters established by the Investment Committee. Dimensional has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Dimensional. For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Will B. Collins-Dean, CFA

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2019

■	Joined Dimensional in 2014

Jed S. Fogdall

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2010

■	Joined Dimensional in 2004

Mary T. Phillips, CFA

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2017

■	Joined Dimensional in 2012

Bhanu P. Singh

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2015

■	Joined Dimensional in 2003

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
Citibank, N.A.
388 Greenwich Street
New York, NY 10013
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of

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shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

Because Class R4 and Class R5 shares of the fund had not commenced operations as of the last reporting period, this table details the financial performance of Class NAV shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Because Class R4 and Class R5 shares have different expenses than Class NAV shares, financial highlights for Class R4 and Class R5 shares would have differed.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Emerging Markets Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.10	$11.13	$11.51	$9.59	$8.65
Net investment income[1]		0.18	0.10	0.17	0.15	0.13
Net realized and unrealized gain (loss) on investments		0.49	(0.95)	(0.39)	1.95	0.98
Total from investment operations		0.67	(0.85)	(0.22)	2.10	1.11
Less distributions
From net investment income		(0.26)	(0.18)	(0.16)	(0.18)	(0.17)
Net asset value, end of period		$10.51	$10.10	$11.13	$11.51	$9.59
Total return (%)[2]		6.53	(7.63)	(1.97)	22.40	13.14
Ratios and supplemental data
Net assets, end of period (in millions)		$75	$68	$962	$979	$985
Ratios (as a percentage of average net assets):
Expenses before reductions		1.14	1.10	1.04	1.10	1.05
Expenses including reductions		1.14	1.09	1.03	1.09	1.04
Net investment income		1.77	0.93	1.46	1.45	1.51
Portfolio turnover (%)		14	13	11	14	6

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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Your account

Choosing an eligible share class

Class R4 and Class R5 shares are available to certain types of investors, as noted below:

■	Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■	Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■	Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R4 and Class R5 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.
Class cost structure

Class R4 and Class R5 shares of the fund are sold without any front-end or deferred sales charges. Class R4 shares have a Rule 12b-1 plan that allows it to pay fees for the sale, distribution, and service of its shares. Class R5 shares do not pay any fees under their Rule 12b-1 plan.
Class R4 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.25%

Class R5 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Class R service plan
In addition to the Rule 12b-1 plan, the fund has adopted service plans for Class R4 and Class R5 shares, which authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.10% for Class R4 shares and 0.05% for Class R5 shares.
The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additional payments to financial intermediaries
Class R4 and Class R5 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In

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addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Eligible retirement plans generally may open an account and purchase Class R4 or Class R5 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R4 or Class R5 shares of the fund.

Additional shares may be purchased through a retirement plan’s administrator or recordkeeper. There is no minimum initial investment to purchase Class R4 or Class R5 shares.
Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.
Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock
Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors

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provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Exchanges and conversions
You may exchange your Class R4 or Class R5 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

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Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be

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able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
In general, you will receive account statements from your plan’s recordkeeper. Every year you should also receive, if applicable, a Form 1099 tax information statement mailed by February 15 by your plan’s recordkeeper.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

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Additional investor services

Disclosure of fund holdings
All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By phone: 888-972-8696
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 368RPN 1/1/21
SEC file number: 811-21779

John Hancock Emerging Markets Debt Fund
Prospectus 1/1/21

Class A	JMKAX
Class C	JMKCX
Class I	JMKIX
Class R2	JHEMX
Class R6	JEMIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Emerging Markets Debt Fund

6	Principal investment strategies
6	Principal risks of investing
13	Who’s who
16	Financial highlights

20	Choosing an eligible share class
21	Class cost structure
22	How sales charges for Class A and Class C shares are calculated
22	Sales charge reductions and waivers
24	Opening an account
25	Information for plan participants
26	Buying shares
29	Selling shares
35	Transaction policies
38	Dividends and account policies
39	Additional investor services
40	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Emerging Markets Debt Fund
Investment objective

To seek total return with an emphasis on current income as well as capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 22 to 24 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R2	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R6
Management fee	0.70	0.70	0.70	0.70	0.70
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25 [1]	0.00
Additional other expenses	0.20	0.20	0.20	0.08	0.08
Total other expenses	0.20	0.20	0.20	0.33	0.08
Total annual fund operating expenses	1.20	1.90	0.90	1.28	0.78
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.19	1.89	0.89	1.27	0.77
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R2	R6
Shares		Sold	Not Sold
1 year	516	292	192	91	129	79
3 years	765	596	596	286	405	248
5 years	1,032	1,025	1,025	497	701	432
10 years	1,796	2,039	2,039	1,107	1,544	965

1

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets in fixed-income securities and debt instruments of emerging-market issuers. The manager may consider, but is not limited to, the classifications by the World Bank, the International Finance Corporation, or the United Nations and its agencies in determining whether a country is an emerging or a developed country. Examples of emerging-market countries include most African, Central Asian, Eastern European, and South and Central American nations.
The manager uses proprietary research to identify specific countries, corporate sectors, and issuers that are attractively priced. The manager’s investment decisions are not constrained by market capitalization, company fundamentals, security valuation or seasoning, or similar characteristics. The manager uses economic and industry analysis to try to anticipate shifts in the business cycle. Due to potentially volatile conditions in emerging markets, the fund’s portfolio turnover ratio may be higher-than-average, which could increase transaction costs.
The fund may invest in debt securities of any maturity denominated in any currency, including but not limited to: debt issued by governments or government agencies, including the U.S. Treasury; U.S. and foreign corporate-debt instruments; mortgage- and asset-backed securities and collateralized mortgage obligations; and variable and floating-rate senior and subordinated corporate-debt obligations. The fund may invest in countries that do not have sovereign bond ratings or whose bonds are rated below-investment-grade (junk bonds). The fund may invest in corporate or other privately issued debt instruments of issuers with market capitalizations below $1 billion. The fund may attempt to mitigate the risk of unexpected, adverse currency fluctuations through the use of exchange-listed or over-the-counter financial derivatives instruments, including currency forwards, nondeliverable forwards, currency options, interest-rate swaps, interest-rate futures, interest-rate options, index options, and credit default swaps.
The fund is non-diversified and may both invest in a smaller number of issuers and invest more of its assets in the securities of a single issuer than a diversified fund.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

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Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds through Bond Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (“PRC”), is subject to certain restrictions and risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts and swaps, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class A and Class C shares commenced operations on January 4, 2010 and August 28, 2014, respectively. Class R2 and Class R6 shares commenced operations on March 27, 2015. Returns shown prior to a class’s commencement date are those of Class A shares, except that they do not include sales charges and would be lower if they did. Returns for Class C, Class R2 and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class A shares for the periods shown, performance would have been lower.

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Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -3.42%.
Best quarter: Q1 2012, 7.27%
Worst quarter: Q3 2011, -8.89%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (01/04/10)
Class A (before tax)	9.84	4.72	5.08
after tax on distributions	7.81	2.52	2.76
after tax on distributions, with sale	5.77	2.58	2.93
Class C	12.70	4.81	5.10
Class I	14.93	5.93	5.89
Class R2	14.69	5.71	5.59
Class R6	15.04	6.00	5.73
J.P. Morgan EMBI Global Index (reflects no deduction for fees, expenses, or taxes)	14.42	5.88	6.58
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Roberto Sanchez-Dahl, CFA Managing Director, Senior Portfolio Manager Managed the fund since 2013	Elina Theodorakopoulou Managing Director, Portfolio Manager Managed the fund since 2021	Paolo H. Valle Managing Director, Senior Portfolio Manager Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans; or certain fee-based or wrap accounts; or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class C, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C shares); 888-972-8696 (Class I and Class R6 shares). Class R2 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

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Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To seek total return with an emphasis on current income as well as capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
Under normal market conditions, the fund invests at least 80% of its net assets in fixed-income securities and debt instruments of emerging-market issuers. The manager may consider, but is not limited to, the classifications by the World Bank, the International Finance Corporation, or the United Nations and its agencies in determining whether a country is an emerging or a developed country. Examples of emerging-market countries include most African, Central Asian, Eastern European, and South and Central American nations.
The portfolio managers use proprietary research to identify specific countries, corporate sectors, and issuers that are attractively priced, and shall not be constrained by market capitalization, company fundamentals, security valuation or seasoning, or similar characteristics. The portfolio managers use economic and industry analysis to try to anticipate shifts in the business cycle and determine which countries and sectors might benefit over the next 12 months. Due to potentially volatile conditions in emerging markets, the fund’s investment process may result in a higher-than-average portfolio turnover ratio, which could increase transaction costs. In the event of extreme market conditions, the managers may temporarily depart from the investment strategy for defensive purposes.
A number of countries that the fund will invest in may not have sovereign ratings, may be below-investment-grade, or may be unrated. Below-investment-grade debt securities are also referred to as junk bonds. The fund may invest in corporate or other privately issued debt instruments of issuers having market capitalizations of below $1 billion at the time of investment. The debt securities in which the fund may invest include, but are not limited to, debt issued by governments or government agencies, including the U.S. Treasury; U.S. and foreign corporate-debt instruments; mortgage- and asset-backed securities and collateralized mortgage obligations; and variable and floating-rate senior and subordinated corporate-debt obligations. There is no limit on the maturities of the debt instruments in which the fund will invest. The fund may invest in securities denominated in any currency, including U.S. dollar-denominated emerging-market debt, and may be subject to unexpected, adverse currency fluctuations. The fund may attempt to mitigate the risk of unintended currency fluctuations through the use of exchange-listed or over-the-counter financial derivatives instruments, including currency forwards, nondeliverable forwards, currency options, interest-rate swaps, interest-rate futures, interest-rate options, index options, and credit default swaps.
Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings.

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Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Changing distribution levels risk
The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication
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errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to

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provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Floating rate loans risk
Floating rate loans are generally rated below investment-grade, or if unrated, determined by the manager to be of comparable quality. They are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a serious credit event the value of the fund’s investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, therefore, the fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to meet redemption requests or pursue other investment opportunities. In addition, certain floating rate loans may be “covenant-lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of

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which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds listed and traded on certain Chinese stock exchanges through Bond Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new

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investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

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Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a

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mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Value investment style risk
Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

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Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 250 million	0.725
Next 500 million	0.700
Excess over 750 million	0.675
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.69% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

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The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.78% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.15% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investment they may have in the fund, see the SAI.
Roberto Sanchez-Dahl, CFA

■	Managing Director, Senior Portfolio Manager

■	Managed the fund since 2013

■	Joined Manulife IM (US) in 2013

■	Began business career in 1993

Elina Theodorakopoulou

■	Managing Director, Portfolio Manager

■	Managed the fund since 2021

■	Joined Manulife IM (US) in 2019

■	Began business career in 2008

Paolo H. Valle

■	Managing Director, Senior Portfolio Manager

■	Managed the fund since 2013

■	Joined Manulife IM (US) in 2013

■	Began business career in 1982

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
Citibank, N.A.
388 Greenwich Street
New York, NY 10013
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Emerging Markets Debt Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$9.33	$8.86	$9.87	$9.69	$8.82
Net investment income[1]		0.41	0.43	0.41	0.46	0.49
Net realized and unrealized gain (loss) on investments		(0.11)	0.48	(0.96)	0.23	0.85
Total from investment operations		0.30	0.91	(0.55)	0.69	1.34
Less distributions
From net investment income		(0.36)	(0.44)	(0.46)	(0.51)	(0.47)
From tax return of capital		(0.06)	—	—	—	—
Total distributions		(0.42)	(0.44)	(0.46)	(0.51)	(0.47)
Net asset value, end of period		$9.21	$9.33	$8.86	$9.87	$9.69
Total return (%)[2,3]		3.36	10.52	(5.75)	7.54	15.80
Ratios and supplemental data
Net assets, end of period (in millions)		$3	$2	$3	$4	$2
Ratios (as a percentage of average net assets):
Expenses before reductions		1.20	1.19	1.18	1.21	1.24
Expenses including reductions		1.19	1.18	1.17	1.20	1.23
Net investment income		4.54	4.78	4.34	4.82	5.47
Portfolio turnover (%)		24	7	23	20	26
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

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Emerging Markets Debt Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$9.32	$8.85	$9.86	$9.67	$8.81
Net investment income[1]		0.35	0.37	0.35	0.39	0.43
Net realized and unrealized gain (loss) on investments		(0.12)	0.48	(0.96)	0.25	0.84
Total from investment operations		0.23	0.85	(0.61)	0.64	1.27
Less distributions
From net investment income		(0.30)	(0.38)	(0.40)	(0.45)	(0.41)
From tax return of capital		(0.05)	—	—	—	—
Total distributions		(0.35)	(0.38)	(0.40)	(0.45)	(0.41)
Net asset value, end of period		$9.20	$9.32	$8.85	$9.86	$9.67
Total return (%)[2,3]		2.65	9.76	(6.40)	6.68	15.14
Ratios and supplemental data
Net assets, end of period (in millions)		$1	$1	$1	$1	$— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions		1.90	1.89	1.88	1.90	1.94
Expenses including reductions		1.89	1.88	1.87	1.90	1.93
Net investment income		3.85	4.09	3.68	4.05	4.88
Portfolio turnover (%)		24	7	23	20	26
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	Less than $500,000.

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Emerging Markets Debt Fund Class I Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$9.34	$8.86	$9.88	$9.70	$8.83
Net investment income[1]		0.44	0.46	0.44	0.48	0.53
Net realized and unrealized gain (loss) on investments		(0.12)	0.49	(0.97)	0.24	0.84
Total from investment operations		0.32	0.95	(0.53)	0.72	1.37
Less distributions
From net investment income		(0.38)	(0.47)	(0.49)	(0.54)	(0.50)
From tax return of capital		(0.06)	—	—	—	—
Total distributions		(0.44)	(0.47)	(0.49)	(0.54)	(0.50)
Net asset value, end of period		$9.22	$9.34	$8.86	$9.88	$9.70
Total return (%)[2]		3.67	10.95	(5.56)	7.87	16.14
Ratios and supplemental data
Net assets, end of period (in millions)		$14	$15	$14	$14	$8
Ratios (as a percentage of average net assets):
Expenses before reductions		0.90	0.90	0.89	0.89	0.93
Expenses including reductions		0.89	0.89	0.88	0.89	0.92
Net investment income		4.83	5.06	4.64	5.01	5.97
Portfolio turnover (%)		24	7	23	20	26
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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Emerging Markets Debt Fund Class R2 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$9.32	$8.85	$9.87	$9.69	$8.82
Net investment income[1]		0.42	0.44	0.42	0.48	0.51
Net realized and unrealized gain (loss) on investments		(0.11)	0.48	(0.97)	0.23	0.85
Total from investment operations		0.31	0.92	(0.55)	0.71	1.36
Less distributions
From net investment income		(0.36)	(0.45)	(0.47)	(0.53)	(0.49)
From tax return of capital		(0.06)	—	—	—	—
Total distributions		(0.42)	(0.45)	(0.47)	(0.53)	(0.49)
Net asset value, end of period		$9.21	$9.32	$8.85	$9.87	$9.69
Total return (%)[2]		3.49	10.62	(5.75)	7.70	16.02
Ratios and supplemental data
Net assets, end of period (in millions)		$— [3]	$— [3]	$— [3]	$— [3]	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions		1.18	1.12	1.08	1.06	1.08
Expenses including reductions		1.17	1.11	1.07	1.06	1.07
Net investment income		4.60	4.85	4.40	5.02	5.78
Portfolio turnover (%)		24	7	23	20	26

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

Emerging Markets Debt Fund Class R6 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$9.33	$8.85	$9.87	$9.69	$8.82
Net investment income[1]		0.45	0.48	0.46	0.48	0.49
Net realized and unrealized gain (loss) on investments		(0.12)	0.47	(0.98)	0.25	0.89
Total from investment operations		0.33	0.95	(0.52)	0.73	1.38
Less distributions
From net investment income		(0.39)	(0.47)	(0.50)	(0.55)	(0.51)
From tax return of capital		(0.06)	—	—	—	—
Total distributions		(0.45)	(0.47)	(0.50)	(0.55)	(0.51)
Net asset value, end of period		$9.21	$9.33	$8.85	$9.87	$9.69
Total return (%)[2]		3.79	11.05	(5.48)	7.99	16.33
Ratios and supplemental data
Net assets, end of period (in millions)		$4	$3	$1	$1	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions		0.78	0.79	0.79	0.80	0.83
Expenses including reductions		0.78	0.78	0.78	0.79	0.81
Net investment income		4.96	5.22	4.83	5.04	5.37
Portfolio turnover (%)		24	7	23	20	26

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

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Your account

Choosing an eligible share class

Class A, Class C and Class R2 shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R2 shares
Class R2 shares are available to certain types of investors, as noted below:

■	Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■	Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■	Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R2 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.
Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

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■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

■	A 1.00% CDSC on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R2 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.25%

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Class R service plan
In addition to the Rule 12b-1 plans, the fund has adopted a plan for Class R2 shares that authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R2 shares.
The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additional payments to financial intermediaries
Class A, Class C and Class R2 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s

21

shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 99,999	4.00	4.17
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers

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(See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

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■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. There is no minimum initial investment to purchase Class R2 shares. The minimum initial investments for

24

Class A, Class C, Class I, and Class R6 shares are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All Class A, Class C, Class I, and Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A and Class C shares or 888-972-8696 for Class I and Class R6 shares.

5	Eligible retirement plans generally may open an account and purchase Class R2 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2 shares of the fund. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

6	For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

7	For Class A, Class C, Class I, and Class R6 shares, make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

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Buying shares

Class A and Class C shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

26

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

27

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Web site jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

28

Selling shares

Class A and Class C shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

29

Class A and Class C shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

30

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

31

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

32

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Web site jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

33

Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Web site jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

34

Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

35

uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
You may exchange your Class R2 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

36

Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be

37

able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class R2 shares, you will receive account statements from your plan’s recordkeeper.
Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15. For Class R2 shares, this information statement will be mailed by your plan’s recordkeeper.
Dividends
The fund generally declares income dividends daily and pays them monthly. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends

38

on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

40

following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales
41

charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

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■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A and Class C shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I, Class R2 and Class R6 shares
By TTY: 800-231-5469 for Class A, Class C, Class I and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 3580PN 1/1/21
SEC file number: 811-21779

John Hancock Emerging Markets Debt Fund
Prospectus 1/1/21

Class R4	JHMDX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Emerging Markets Debt Fund

5	Principal investment strategies
5	Principal risks of investing
12	Who’s who
15	Financial highlights

16	Investing in Class R4 shares
16	Class cost structure
16	Opening an account
17	Information for plan participants
17	Transaction policies
20	Dividends and account policies
21	Additional investor services
For more information See back cover

Fund summary

John Hancock Emerging Markets Debt Fund
Investment objective

To seek total return with an emphasis on current income as well as capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4
Management fee	0.70
Distribution and service (Rule 12b-1) fees	0.25
Other expenses
Service plan fee	0.10
Additional other expenses	0.08
Total other expenses[1]	0.18
Total annual fund operating expenses	1.13
Contractual expense reimbursement[2],[3]	-0.11
Total annual fund operating expenses after expense reimbursements	1.02
1	“Other expenses” have been estimated for the first year of operations of the fund’s Class R4 shares.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
3	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4
1 year	104
3 years	348
5 years	612
10 years	1,365
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets in fixed-income securities and debt instruments of emerging-market issuers. The manager may consider, but is not limited to, the classifications by the World Bank, the International Finance Corporation, or the United Nations and its agencies in determining whether a country is an emerging or a developed country. Examples of emerging-market countries include most African, Central Asian, Eastern European, and South and Central American nations.

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The manager uses proprietary research to identify specific countries, corporate sectors, and issuers that are attractively priced. The manager’s investment decisions are not constrained by market capitalization, company fundamentals, security valuation or seasoning, or similar characteristics. The manager uses economic and industry analysis to try to anticipate shifts in the business cycle. Due to potentially volatile conditions in emerging markets, the fund’s portfolio turnover ratio may be higher-than-average, which could increase transaction costs.
The fund may invest in debt securities of any maturity denominated in any currency, including but not limited to: debt issued by governments or government agencies, including the U.S. Treasury; U.S. and foreign corporate-debt instruments; mortgage- and asset-backed securities and collateralized mortgage obligations; and variable and floating-rate senior and subordinated corporate-debt obligations. The fund may invest in countries that do not have sovereign bond ratings or whose bonds are rated below-investment-grade (junk bonds). The fund may invest in corporate or other privately issued debt instruments of issuers with market capitalizations below $1 billion. The fund may attempt to mitigate the risk of unexpected, adverse currency fluctuations through the use of exchange-listed or over-the-counter financial derivatives instruments, including currency forwards, nondeliverable forwards, currency options, interest-rate swaps, interest-rate futures, interest-rate options, index options, and credit default swaps.
The fund is non-diversified and may both invest in a smaller number of issuers and invest more of its assets in the securities of a single issuer than a diversified fund.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds through Bond Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (“PRC”), is subject to certain restrictions and risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

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Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts and swaps, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class A shares commenced operations on January 4, 2010. Class R4 shares commenced operations on March 27, 2015 and ceased operations on October 29, 2019. Returns prior to Class R4’s commencement date and after it ceased operations are those of Class A shares, except that they do not include sales charges and would be lower if they did. Returns for Class R4 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class A shares for the periods shown, performance would have been lower.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

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Calendar year total returns (%)—Class R4

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -3.42%.
Best quarter: Q1 2012, 7.27%
Worst quarter: Q3 2011, -8.89%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (01/04/10)
Class R4 (before tax)	14.73	5.82	5.64
after tax on distributions	12.52	3.49	3.25
after tax on distributions, with sale	8.66	3.38	3.34
J.P. Morgan EMBI Global Index (reflects no deduction for fees, expenses, or taxes)	14.42	5.88	6.58
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Roberto Sanchez-Dahl, CFA Managing Director, Senior Portfolio Manager Managed the fund since 2013	Elina Theodorakopoulou Managing Director, Portfolio Manager Managed the fund since 2021	Paolo H. Valle Managing Director, Senior Portfolio Manager Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial or subsequent investment requirements for Class R4 shares of the fund. Shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Class R4 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To seek total return with an emphasis on current income as well as capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
Under normal market conditions, the fund invests at least 80% of its net assets in fixed-income securities and debt instruments of emerging-market issuers. The manager may consider, but is not limited to, the classifications by the World Bank, the International Finance Corporation, or the United Nations and its agencies in determining whether a country is an emerging or a developed country. Examples of emerging-market countries include most African, Central Asian, Eastern European, and South and Central American nations.
The portfolio managers use proprietary research to identify specific countries, corporate sectors, and issuers that are attractively priced, and shall not be constrained by market capitalization, company fundamentals, security valuation or seasoning, or similar characteristics. The portfolio managers use economic and industry analysis to try to anticipate shifts in the business cycle and determine which countries and sectors might benefit over the next 12 months. Due to potentially volatile conditions in emerging markets, the fund’s investment process may result in a higher-than-average portfolio turnover ratio, which could increase transaction costs. In the event of extreme market conditions, the managers may temporarily depart from the investment strategy for defensive purposes.
A number of countries that the fund will invest in may not have sovereign ratings, may be below-investment-grade, or may be unrated. Below-investment-grade debt securities are also referred to as junk bonds. The fund may invest in corporate or other privately issued debt instruments of issuers having market capitalizations of below $1 billion at the time of investment. The debt securities in which the fund may invest include, but are not limited to, debt issued by governments or government agencies, including the U.S. Treasury; U.S. and foreign corporate-debt instruments; mortgage- and asset-backed securities and collateralized mortgage obligations; and variable and floating-rate senior and subordinated corporate-debt obligations. There is no limit on the maturities of the debt instruments in which the fund will invest. The fund may invest in securities denominated in any currency, including U.S. dollar-denominated emerging-market debt, and may be subject to unexpected, adverse currency fluctuations. The fund may attempt to mitigate the risk of unintended currency fluctuations through the use of exchange-listed or over-the-counter financial derivatives instruments, including currency forwards, nondeliverable forwards, currency options, interest-rate swaps, interest-rate futures, interest-rate options, index options, and credit default swaps.
Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings.

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Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Changing distribution levels risk
The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication

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errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to

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provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Floating rate loans risk
Floating rate loans are generally rated below investment-grade, or if unrated, determined by the manager to be of comparable quality. They are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a serious credit event the value of the fund’s investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, therefore, the fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to meet redemption requests or pursue other investment opportunities. In addition, certain floating rate loans may be “covenant-lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of

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which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds listed and traded on certain Chinese stock exchanges through Bond Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new

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investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

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Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a

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mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Value investment style risk
Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

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Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 250 million	0.725
Next 500 million	0.700
Excess over 750 million	0.675
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.69% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

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The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.78% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.15% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investment they may have in the fund, see the SAI.
Roberto Sanchez-Dahl, CFA

■	Managing Director, Senior Portfolio Manager

■	Managed the fund since 2013

■	Joined Manulife IM (US) in 2013

■	Began business career in 1993

Elina Theodorakopoulou

■	Managing Director, Portfolio Manager

■	Managed the fund since 2021

■	Joined Manulife IM (US) in 2019

■	Began business career in 2008

Paolo H. Valle

■	Managing Director, Senior Portfolio Manager

■	Managed the fund since 2013

■	Joined Manulife IM (US) in 2013

■	Began business career in 1982

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
Citibank, N.A.
388 Greenwich Street
New York, NY 10013
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

The table below details the financial performance of Class R4 shares, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Class R4 shares ceased operations on October 29, 2019. The Class R4 table below details the financial performance of Class R4 shares for the fiscal year ended March 27, 2015 through the fiscal year ended August 31, 2019. Although Class R4 shares were not in operation for the entire fiscal year ended August 31, 2020, the table below details the financial performance of Class A shares, which are described in a separate prospectus, for such fiscal year. Because Class R4 shares have different expenses than Class A shares, financial highlights for Class R4 shares would have differed.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Emerging Markets Debt Fund Class R4 Shares
Per share operating performance	Period ended	8-31-20 [1]	8-31-19	8-31-18	8-31-17	8-31-16	8-31-15 [2]
Net asset value, beginning of period		$9.33	$8.85	$9.87	$9.69	$8.82	$9.35
Net investment income[3]		0.41	0.46	0.43	0.49	0.52	0.20
Net realized and unrealized gain (loss) on investments		(0.11)	0.47	(0.96)	0.23	0.85	(0.53)
Total from investment operations		0.30	0.93	(0.53)	0.72	1.37	(0.33)
Less distributions
From net investment income		(0.36)	(0.46)	(0.49)	(0.54)	(0.50)	(0.19)
From tax return of capital		(0.06)	—	—	—	—	(0.01)
Total distributions		(0.42)	(0.46)	(0.49)	(0.54)	(0.50)	(0.20)
Net asset value, end of period		$9.21	$9.32	$8.85	$9.87	$9.69	$8.82
Total return (%)[4]		3.36	10.80	(5.61)	7.82	16.13	(3.56) [5]
Ratios and supplemental data
Net assets, end of period (in millions)		$3	$— [6]	$— [6]	$— [6]	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions		1.20	1.04	1.04	1.05	1.08	1.06 [7]
Expenses including reductions		1.19	0.93	0.93	0.94	0.97	0.95 [7]
Net investment income		4.54	5.05	4.51	5.16	5.88	5.01 [7]
Portfolio turnover (%)		24	7	23	20	26	27 [8]

1

All Class R4 shares were redeemed on 10-29-19. Results shown for the period ended 8-31-20 are those of Class A. Results for Class A for the period ended 8-31-20 would have differed due to expense structures.

2	The inception date for Class R4 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

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Your account

Investing in Class R4 shares

Class R4 shares are available to certain types of investors, as noted below:

■	Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■	Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■	Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R4 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.
Class cost structure

Class R4 shares of the fund are sold without any front-end or deferred sales charges. Class R4 shares have a Rule 12b-1 plan that allows them to pay fees for the sale, distribution, and service of their shares.
Class R4 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through December 31, 2021)

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Class R service plan
In addition to the Rule 12b-1 plan, the fund has adopted service plans for Class R4 shares, which authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.10% for Class R4 shares.
The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additional payments to financial intermediaries
Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any, and

■	indirectly, as a result of the fund paying Rule 12b-1 fees

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
Opening an account

1	Read this prospectus carefully.

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2	Determine if you are eligible by referring to “Investing in Class R4 shares.”

3	Eligible retirement plans generally may open an account and purchase Class R4 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R4 shares of the fund.

Additional shares may be purchased through a retirement plan’s administrator or recordkeeper. There is no minimum initial investment to purchase Class R4 shares.
Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.
Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.

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Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Exchanges and conversions
You may exchange your Class R4 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

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Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient

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management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
In general, you will receive account statements from your plan’s recordkeeper. Every year you should also receive, if applicable, a Form 1099 tax information statement mailed by February 15 by your plan’s recordkeeper.
Dividends
The fund generally declares income dividends daily and pays them monthly. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

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Additional investor services

Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By phone: 888-972-8696
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 358R4SP 1/1/21
SEC file number: 811-21779

John Hancock Equity Income Fund
Prospectus 1/1/21

Class A	JHEIX
Class C	JHERX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Equity Income Fund

6	Principal investment strategies
6	Principal risks of investing
13	Who’s who
16	Financial highlights

17	Choosing an eligible share class
17	Class cost structure
18	How sales charges are calculated
18	Sales charge reductions and waivers
20	Opening an account
22	Buying shares
23	Selling shares
25	Transaction policies
28	Dividends and account policies
29	Additional investor services
30	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Equity Income Fund
Investment objective

To provide substantial dividend income and also long-term growth of capital.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). More information about these and other discounts is available from your financial professional and on pages 18 to 20 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00
Small account fee (for fund account balances under $1,000) ($)	20	20

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C
Management fee[1]	0.69	0.69
Distribution and service (Rule 12b-1) fees	0.30	1.00
Other expenses	0.17	0.17
Total annual fund operating expenses	1.16	1.86
Contractual expense reimbursement[2]	-0.02	-0.01
Total annual fund operating expenses after expense reimbursements	1.14	1.85
1	“Management fee” has been restated to reflect the contractual management fee schedule effective May 1, 2020.
2	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class A shares in an amount equal to the amount by which expenses of Class A shares exceed 1.14% of average daily net assets attributable to Class A shares. For purposes of this agreement, “expenses of Class A shares” means all class expenses (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; (e) acquired fund fees and expenses paid indirectly; and (f) short dividend expense. The agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C
Shares		Sold	Not Sold
1 year	610	288	188
3 years	848	584	584
5 years	1,105	1,005	1,005
10 years	1,837	1,996	1,996
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. The fund employs a “value” approach and invests in stocks and other securities that appear to be undervalued by various measures but have good prospects for capital appreciation and dividend growth.
Under normal market conditions, substantial dividend income means that the yield on the fund’s portfolio securities generally exceeds the yield on the fund’s benchmark. The manager believes that income can contribute significantly to total return over time and expects the fund’s yield to exceed that of the Russell 1000 Value Index. While the price of a company’s stock can go up or down, stocks paying a high level of dividend income tend to be less volatile than those paying a lower level and may help offset losses in falling markets.
The fund will generally consider companies with established operating histories, above-average dividend yield or low price/earnings ratios relative to the Russell 1000 Value Index, positive financial characteristics, and/or low stock price relative to a company’s underlying value. The fund may also purchase other types of securities in keeping with its objective, including: (i) U.S. dollar-and foreign currency-denominated foreign securities (up to 25% of total assets); (ii) preferred stocks; (iii) convertible stocks, bonds, and warrants; (iv) futures and options; and (v) bank debt, loan participations, and assignments.
The fund may invest in fixed-income securities without regard to quality or rating, including privately negotiated notes or loans (including loan participations and assignments (bank loans)) and up to 10% in below-investment-grade fixed-income securities (junk bonds). The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Some loans may be illiquid.
The fund holds a certain portion of its assets in money market reserves consisting of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) or U.S. dollar- and foreign currency-denominated money market securities. These include repurchase agreements in the two highest rating categories that mature in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures, and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates.
In pursuing the fund’s investment objective, the manager may deviate from the fund’s normal investment criteria to purchase securities the manager believes might appreciate substantially. The fund may invest significantly in certain sectors, such as the financials sector.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

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Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The S&P 500 Index shows how the fund’s performance compares against the returns and yields of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time.

3

A note on performance
Class NAV shares commenced operations on October 17, 2005. Class A and Class C shares commenced operations on March 27, 2015. Returns shown prior to a class’s commencement date are those of Class NAV shares, except that they include any sales charges. Returns for Class A and Class C shares would have been substantially similar to returns of Class NAV shares because the share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -16.67%.
Best quarter: Q4 2011, 12.09%
Worst quarter: Q3 2011, -15.49%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	19.72	6.59	9.91
after tax on distributions	17.57	4.47	8.28
after tax on distributions, with sale	13.15	4.84	7.73
Class C	24.11	6.95	10.09
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	26.54	8.29	11.80
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	13.56
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management

John D. Linehan, CFA Portfolio Manager and Vice President Managed the fund since 2015
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. There are no subsequent minimum investment requirements for any of these share classes.
Class A and Class C shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

4

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund details

Principal investment strategies

Investment objective: To provide substantial dividend income and also long-term growth of capital.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. The fund employs a “value” approach and invests in stocks and other securities that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The fund may at times invest significantly in certain sectors, such as the financials sector.
Under normal market conditions, substantial dividend income means that the yield on the fund’s portfolio securities generally exceeds the yield on the fund’s benchmark. The manager believes that income can contribute significantly to total return over time and expects the fund’s yield to exceed that of the Russell 1000 Value Index. While the price of a company’s stock can go up or down in response to earnings or fluctuations in the market, stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may help offset losses in falling markets.
The fund will generally consider companies with one or more of the following characteristics:

■	established operating histories;

■	above-average dividend yield relative to the Russell 1000 Value Index;

■	low price/earnings ratios relative to the Russell 1000 Value Index;

■	sound balance sheets and other positive financial characteristics; and

■	low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.

The fund may also purchase other types of securities in keeping with its objective, including:

■	U.S. dollar-and foreign currency-denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);

■	preferred stocks;

■	convertible stocks, bonds, and warrants;

■	futures and options; and

■	bank debt, loan participations and assignments.

The fund may invest in fixed-income securities without regard to quality or rating, including up to 10% in below-investment grade fixed-income securities (junk bonds). The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Since the fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities. The fund’s investment policies are based on credit ratings at the time of purchase.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates. Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Hybrid instruments may take a variety of forms, including, but not limited to: debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time; preferred stock with dividend rates determined by reference to the value of a currency; or convertible securities with the conversion terms related to a particular commodity.
In pursuing the fund’s investment objective, the manager has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the manager believes will provide an opportunity for substantial appreciation. These situations might arise when the manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development. The fund may invest significantly in certain sectors, such as the financial services sector.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to

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support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Changing distribution levels risk
The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from

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computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.

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A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market

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value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for

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many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally

11

depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.
Investment company securities risk
The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.
It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is

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a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Repurchase agreements risk
The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. The fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are not as diversified as the investments of most funds and are far less diversified than the broad securities markets. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. From time to time, a small number of companies may represent a large portion of a particular sector or sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Warrants risk
Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment

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solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 100 million	0.800
Between 100 million and 200 million*	0.775
Between 200 million and 500 million**	0.750
Between 500 million and 1 billion***	0.725
Between 1 billion and 1.5 billion****	0.725
Between 1.5 billion and 2 billion*****	0.700

Average daily net assets ($)	Annual rate (%)
Between 2 billion and 3 billion******	0.695
Between 3 billion and 4 billion*******	0.690
Between 4 billion and 5.5 billion********	0.680
Between 5.5 billion and 7.5 billion*********	0.675
Excess over 7.5 billion	0.670
*When Aggregate Net Assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $200 million of Aggregate Net Assets.
**When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.750% on the first $500 million of Aggregate Net Assets and 0.725% on the amount above $500 million.
***When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1 billion of Aggregate Net Assets.
****When Aggregate Net Assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.700% on the first $1.5 billion of Aggregate Net Assets.
***** When Aggregate Net Assets exceed $2 billion on any day, the annual rate of advisory fee for that day is 0.695% on the first $2 billion of Aggregate Net Assets.
****** When Aggregate Net Assets exceed $3 billion on any day, the annual rate of advisory fee for that day is 0.690% on the first $3 billion of Aggregate Net Assets.
******* When Aggregate Net Assets exceed $4 billion on any day, the annual rate of advisory fee for that day is 0.680% on the first $4 billion of Aggregate Net Assets.
******** When Aggregate Net Assets exceed $5.5 billion on any day, the annual rate of advisory fee for that day is 0.675% on the first $5.5 billion of Aggregate Net Assets.
********* When Aggregate Net Assets exceed $7.5 billion on any day, the annual rate of advisory fee for that day is 0.670% on the first $7.5 billion of Aggregate Net Assets.
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.67% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective May 1, 2020.
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in

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an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
T. Rowe Price Associates, Inc. (T. Rowe Price)
100 East Pratt Street
Baltimore, Maryland 21202
T. Rowe Price was founded in 1937. As of September 30, 2020, T. Rowe Price and its affiliates managed over $1.31 trillion for individual and institutional investor accounts.
The following is a brief biographical profile of the fund’s portfolio manager who is primarily responsible for the day-to-day management of the fund’s portfolio. This manager is employed by T. Rowe Price. For more information about this individual, including information about his compensation, other accounts he manages, and any investments he may have in the fund, see the SAI.
John D. Linehan, CFA

■	Portfolio Manager and Vice President

■	Joined T. Rowe Price in 1998

■	Managed the fund since 2015

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Equity Income Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$18.31	$20.97	$20.22	$18.50	$18.38
Net investment income[1]		0.33	0.36	0.31	0.36	0.36
Net realized and unrealized gain (loss) on investments		(0.90)	(0.84)	2.22	2.17	1.62
Total from investment operations		(0.57)	(0.48)	2.53	2.53	1.98
Less distributions
From net investment income		(0.38)	(0.36)	(0.33)	(0.40)	(0.33)
From net realized gain		(1.08)	(1.82)	(1.45)	(0.41)	(1.53)
Total distributions		(1.46)	(2.18)	(1.78)	(0.81)	(1.86)
Net asset value, end of period		$16.28	$18.31	$20.97	$20.22	$18.50
Total return (%)[2,3]		(3.96)	(0.94)	12.83	13.96	11.72
Ratios and supplemental data
Net assets, end of period (in millions)		$59	$51	$43	$36	$22
Ratios (as a percentage of average net assets):
Expenses before reductions		1.17	1.16	1.18	1.19	1.23
Expenses including reductions		1.14	1.13	1.14	1.14	1.14
Net investment income		1.99	1.97	1.52	1.85	2.08
Portfolio turnover (%)		31	26	19	21	40

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

Equity Income Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$18.34	$21.00	$20.25	$18.52	$18.39
Net investment income[1]		0.22	0.24	0.17	0.22	0.24
Net realized and unrealized gain (loss) on investments		(0.90)	(0.86)	2.22	2.18	1.61
Total from investment operations		(0.68)	(0.62)	2.39	2.40	1.85
Less distributions
From net investment income		(0.26)	(0.22)	(0.19)	(0.26)	(0.19)
From net realized gain		(1.08)	(1.82)	(1.45)	(0.41)	(1.53)
Total distributions		(1.34)	(2.04)	(1.64)	(0.67)	(1.72)
Net asset value, end of period		$16.32	$18.34	$21.00	$20.25	$18.52
Total return (%)[2,3]		(4.60)	(1.66)	12.00	13.16	10.89
Ratios and supplemental data
Net assets, end of period (in millions)		$2	$3	$3	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions		1.87	1.86	1.88	1.89	1.93
Expenses including reductions		1.84	1.83	1.84	1.86	1.89
Net investment income		1.28	1.28	0.80	1.12	1.39
Portfolio turnover (%)		31	26	19	21	40

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

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Your account

Choosing an eligible share class

Class A and Class C shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

■	A 1.00% contingent deferred sales charge (CDSC) on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of, the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A and Class C shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional

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management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However,

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Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its

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current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investment for Class A and Class C shares is described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

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5	Make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

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Buying shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

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Selling shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

23

Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

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Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

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uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

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Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient

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management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
In general, you will receive account statements as follows:

■	After every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	After any changes of name or address of the registered owner(s)

■	In all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares and pays income dividends quarterly. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase

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price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

31

charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

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■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080
By phone: 800-225-5291
By TTY: 800-231-5469
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 4580PN 1/1/21
SEC file number: 811-21779

John Hancock Equity Income Fund
Prospectus 1/1/21

Class I	—

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Equity Income Fund

5	Principal investment strategies
5	Principal risks of investing
12	Who’s who
15	Financial highlights

16	Who can buy shares
16	Opening an account
18	Buying shares
19	Selling shares
21	Transaction policies
24	Dividends and account policies
25	Additional investor services
For more information See back cover

Fund summary

John Hancock Equity Income Fund
Investment objective

To provide substantial dividend income and also long-term growth of capital.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below.

Shareholder fees (%) (fees paid directly from your investment)	I
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	I
Management fee[1]	0.69
Other expenses[2]	0.17
Total annual fund operating expenses	0.86
Contractual expense reimbursement[3]	-0.01
Total annual fund operating expenses after expense reimbursements	0.85
1	“Management fee” has been restated to reflect the contractual management fee schedule effective May 1, 2020.
2	“Other expenses” have been estimated for the first year of operations of the fund’s Class I shares.
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	I
1 year	87
3 years	273
5 years	476
10 years	1,060
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. The fund employs a “value” approach and invests in stocks and other securities that appear to be undervalued by various measures but have good prospects for capital appreciation and dividend growth.
Under normal market conditions, substantial dividend income means that the yield on the fund’s portfolio securities generally exceeds the yield on the fund’s benchmark. The manager believes that income can contribute significantly to total return over time and expects the fund’s yield to exceed that of the Russell 1000 Value Index. While the price of a company’s stock can go up or down, stocks paying a high level of dividend income tend to be less volatile than those paying a lower level and may help offset losses in falling markets.
The fund will generally consider companies with established operating histories, above-average dividend yield or low price/earnings ratios relative to the Russell 1000 Value Index, positive financial characteristics, and/or low stock price relative to a company’s underlying value. The fund may also purchase other types of

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securities in keeping with its objective, including: (i) U.S. dollar-and foreign currency-denominated foreign securities (up to 25% of total assets); (ii) preferred stocks; (iii) convertible stocks, bonds, and warrants; (iv) futures and options; and (v) bank debt, loan participations, and assignments.
The fund may invest in fixed-income securities without regard to quality or rating, including privately negotiated notes or loans (including loan participations and assignments (bank loans)) and up to 10% in below-investment-grade fixed-income securities (junk bonds). The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Some loans may be illiquid.
The fund holds a certain portion of its assets in money market reserves consisting of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) or U.S. dollar- and foreign currency-denominated money market securities. These include repurchase agreements in the two highest rating categories that mature in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures, and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates.
In pursuing the fund’s investment objective, the manager may deviate from the fund’s normal investment criteria to purchase securities the manager believes might appreciate substantially. The fund may invest significantly in certain sectors, such as the financials sector.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may

2

become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The S&P 500 Index shows how the fund’s performance compares against the returns and yields of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class NAV shares commenced operations on October 17, 2005. Because Class I shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class NAV shares. Returns for Class I shares would have been substantially similar to returns of Class NAV shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

3

Calendar year total returns (%)—Class I

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -16.35%.
Best quarter: Q4 2011, 12.09%
Worst quarter: Q3 2011, -15.49%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class I (before tax)	26.44	8.08	10.67
after tax on distributions	23.48	5.36	8.75
after tax on distributions, with sale	16.71	5.54	8.12
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	26.54	8.29	11.80
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	13.56
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management

John D. Linehan, CFA Portfolio Manager and Vice President Managed the fund since 2015
Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no subsequent minimum investment requirements for Class I shares.
Class I shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To provide substantial dividend income and also long-term growth of capital.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. The fund employs a “value” approach and invests in stocks and other securities that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The fund may at times invest significantly in certain sectors, such as the financials sector.
Under normal market conditions, substantial dividend income means that the yield on the fund’s portfolio securities generally exceeds the yield on the fund’s benchmark. The manager believes that income can contribute significantly to total return over time and expects the fund’s yield to exceed that of the Russell 1000 Value Index. While the price of a company’s stock can go up or down in response to earnings or fluctuations in the market, stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may help offset losses in falling markets.
The fund will generally consider companies with one or more of the following characteristics:

■	established operating histories;

■	above-average dividend yield relative to the Russell 1000 Value Index;

■	low price/earnings ratios relative to the Russell 1000 Value Index;

■	sound balance sheets and other positive financial characteristics; and

■	low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.

The fund may also purchase other types of securities in keeping with its objective, including:

■	U.S. dollar-and foreign currency-denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);

■	preferred stocks;

■	convertible stocks, bonds, and warrants;

■	futures and options; and

■	bank debt, loan participations and assignments.

The fund may invest in fixed-income securities without regard to quality or rating, including up to 10% in below-investment grade fixed-income securities (junk bonds). The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Since the fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities. The fund’s investment policies are based on credit ratings at the time of purchase.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates. Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Hybrid instruments may take a variety of forms, including, but not limited to: debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time; preferred stock with dividend rates determined by reference to the value of a currency; or convertible securities with the conversion terms related to a particular commodity.
In pursuing the fund’s investment objective, the manager has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the manager believes will provide an opportunity for substantial appreciation. These situations might arise when the manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development. The fund may invest significantly in certain sectors, such as the financial services sector.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to

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support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Changing distribution levels risk
The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from

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computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.

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A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market

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value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for

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many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally

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depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.
Investment company securities risk
The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.
It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is

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a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Repurchase agreements risk
The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. The fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are not as diversified as the investments of most funds and are far less diversified than the broad securities markets. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. From time to time, a small number of companies may represent a large portion of a particular sector or sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Warrants risk
Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment

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solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 100 million	0.800
Between 100 million and 200 million*	0.775
Between 200 million and 500 million**	0.750
Between 500 million and 1 billion***	0.725
Between 1 billion and 1.5 billion****	0.725
Between 1.5 billion and 2 billion*****	0.700

Average daily net assets ($)	Annual rate (%)
Between 2 billion and 3 billion******	0.695
Between 3 billion and 4 billion*******	0.690
Between 4 billion and 5.5 billion********	0.680
Between 5.5 billion and 7.5 billion*********	0.675
Excess over 7.5 billion	0.670
*When Aggregate Net Assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $200 million of Aggregate Net Assets.
**When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.750% on the first $500 million of Aggregate Net Assets and 0.725% on the amount above $500 million.
***When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1 billion of Aggregate Net Assets.
****When Aggregate Net Assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.700% on the first $1.5 billion of Aggregate Net Assets.
***** When Aggregate Net Assets exceed $2 billion on any day, the annual rate of advisory fee for that day is 0.695% on the first $2 billion of Aggregate Net Assets.
****** When Aggregate Net Assets exceed $3 billion on any day, the annual rate of advisory fee for that day is 0.690% on the first $3 billion of Aggregate Net Assets.
******* When Aggregate Net Assets exceed $4 billion on any day, the annual rate of advisory fee for that day is 0.680% on the first $4 billion of Aggregate Net Assets.
******** When Aggregate Net Assets exceed $5.5 billion on any day, the annual rate of advisory fee for that day is 0.675% on the first $5.5 billion of Aggregate Net Assets.
********* When Aggregate Net Assets exceed $7.5 billion on any day, the annual rate of advisory fee for that day is 0.670% on the first $7.5 billion of Aggregate Net Assets.
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.67% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective May 1, 2020.
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in

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an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
T. Rowe Price Associates, Inc. (T. Rowe Price)
100 East Pratt Street
Baltimore, Maryland 21202
T. Rowe Price was founded in 1937. As of September 30, 2020, T. Rowe Price and its affiliates managed over $1.31 trillion for individual and institutional investor accounts.
The following is a brief biographical profile of the fund’s portfolio manager who is primarily responsible for the day-to-day management of the fund’s portfolio. This manager is employed by T. Rowe Price. For more information about this individual, including information about his compensation, other accounts he manages, and any investments he may have in the fund, see the SAI.
John D. Linehan, CFA

■	Portfolio Manager and Vice President

■	Joined T. Rowe Price in 1998

■	Managed the fund since 2015

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

Because Class I shares of the fund had not commenced operations as of the last reporting period, this table details the financial performance of Class NAV shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Because Class I shares have different expenses than Class NAV shares, financial highlights for Class I shares would have differed.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal period ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Equity Income Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$18.31	$20.97	$20.22	$18.49	$18.37
Net investment income[1]		0.41	0.44	0.40	0.45	0.41
Net realized and unrealized gain (loss) on investments		(0.91)	(0.85)	2.21	2.16	1.63
Total from investment operations		(0.50)	(0.41)	2.61	2.61	2.04
Less distributions
From net investment income		(0.45)	(0.43)	(0.41)	(0.47)	(0.39)
From net realized gain		(1.08)	(1.82)	(1.45)	(0.41)	(1.53)
Total distributions		(1.53)	(2.25)	(1.86)	(0.88)	(1.92)
Net asset value, end of period		$16.28	$18.31	$20.97	$20.22	$18.49
Total return (%)[2]		(3.53)	(0.52)	13.28	14.44	12.13
Ratios and supplemental data
Net assets, end of period (in millions)		$1,664	$1,495	$1,344	$1,377	$1,485
Ratios (as a percentage of average net assets):
Expenses before reductions		0.74	0.75	0.77	0.78	0.80
Expenses including reductions		0.71	0.72	0.73	0.74	0.76
Net investment income		2.41	2.38	1.92	2.30	2.34
Portfolio turnover (%)		31	26	19	21	40
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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Your account

Who can buy shares

Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class I shares may also be offered to certain foreign pension plans.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Determine how much you want to invest. The minimum initial investment is $250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team. There are no minimum investment requirements for subsequent purchases to existing accounts.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. (Signature Services) at 888-972-8696.

5	Make your initial investment using the instructions on the next page. You and your financial representative can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other

16

information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

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Buying shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Selling shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

21

uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class I shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing

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excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the

23

line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
In general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares and pays income dividends quarterly. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

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Additional investor services

Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-597-1897
By phone: 888-972-8696
By TTY: 800-231-5469
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 458IPN 1/1/21
SEC file number: 811-21779

John Hancock Floating Rate Income Fund
Prospectus 1/1/21

Class A	JFIAX
Class C	JFIGX
Class I	JFIIX
Class R6	JFIRX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Floating Rate Income Fund

6	Principal investment strategies
6	Principal risks of investing
13	Who’s who
16	Financial highlights

18	Choosing an eligible share class
19	Class cost structure
20	How sales charges for Class A and Class C shares are calculated
20	Sales charge reductions and waivers
22	Opening an account
24	Buying shares
27	Selling shares
33	Transaction policies
36	Dividends and account policies
37	Additional investor services
38	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Floating Rate Income Fund
Investment objective

To seek a high level of current income.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 21 to 23 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	2.50	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	0.50 (on certain purchases, including those of $250,000 or more)	1.00	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee	0.68	0.68	0.68	0.68
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.00
Other expenses[1]	0.25	0.25	0.25	0.14
Acquired fund fees and expenses[2]	0.01	0.01	0.01	0.01
Total annual fund operating expenses[3]	1.19	1.94	0.94	0.83
Contractual expense reimbursement[4]	-0.18	-0.18	-0.16	-0.16
Total annual fund operating expenses after expense reimbursements	1.01	1.76	0.78	0.67
1	“Other expenses” shown exclude certain one-time credits received in the prior fiscal year equivalent to 0.01%.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.66% of average daily net assets of the fund and expenses of Class A, Class C, Class I and Class R6 shares, as applicable, exceed 1.00%, 1.75%, 0.77%, and 0.66%, respectively, of average daily net assets attributable to the applicable class. For purposes of these agreements, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense; and “expenses of Class A, Class C, Class I and Class R6 shares” means all expenses of the fund (as defined above) attributable to the applicable class plus class-specific expenses. These agreements expire on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R6
Shares		Sold	Not Sold
1 year	350	279	179	80	68
3 years	601	592	592	284	249
5 years	871	1,030	1,030	504	445
10 years	1,642	2,055	2,055	1,140	1,011

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PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating-rate loans, which often include debt securities of domestic and foreign issuers that are rated below investment grade (rated below Baa by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. or BBB by Standard and Poor’s Ratings Services), at the time of purchase, or are of comparable quality, as determined by the manager, and other floating-rate securities. Bonds that are rated at or below BB by Standard and Poor’s Ratings Services or Ba by Moody’s Investors Service, Inc. are considered junk bonds.
The fund may invest in domestic and foreign loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London InterBank Offered Rate (LIBOR), or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered speculative. The fund may invest in loans of companies whose financial conditions are troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Some loans may be illiquid. The fund may also acquire and hold warrants and other equity interests. The fund may invest in loans, loan participations, and other securities of any maturity and duration. The fund may also invest in loans of any aggregate principal amount, which will vary from time to time.
For purposes of reducing risk and/or improving liquidity, the fund may invest in derivative instruments such as options (including options on securities indexes) and swaps (including credit default swaps).
The fund may invest in any number of issuers and may, at times, invest its assets in a small number of issuers. The fund may focus its investments in a particular sector or sectors of the economy. The fund’s investment process may result in a higher-than-average portfolio turnover ratio.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Distressed investments risk. Distressed investments, including loans, mortgages, bonds, and notes, may not be publicly traded and may involve substantial risk. A fund may lose up to its entire investment.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

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Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, options, and swaps. Options and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small number of issuers risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for funds which may invest a large portion of assets in any one issuer or a small number of issuers.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

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A note on performance
Class C and Class R6 shares commenced operations on January 2, 2008 and September 1, 2011, respectively. Returns shown prior to Class R6 shares’ commencement date are those of Class C shares, except that they do not include sales charges and would be lower if they did. Returns for Class R6 shares would have been substantially similar to returns of Class C shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class C shares for the periods shown, performance would have been lower.
Prior to August 30, 2018, the fund was managed by a different subadvisor and thus, the performance presented prior to August 30, 2018 should not be attributed to the current subadvisor, BCSF Advisors, LP (Bain Capital Credit). The fund’s performance shown below might have differed materially had Bain Capital Credit managed the fund prior to August 30, 2018.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 3.00% to 2.50%, effective February 3, 2014. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -1.31%.
Best quarter: Q2 2016, 4.65%
Worst quarter: Q3 2011, -4.10%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	6.02	2.71	3.79
after tax on distributions	3.78	0.68	1.73
after tax on distributions, with sale	3.53	1.14	2.07
Class C	7.10	2.49	3.32
Class I	9.04	3.52	4.41
Class R6	9.16	3.62	4.26
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	8.64	4.45	5.01
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor BCSF Advisors, LP (Bain Capital Credit)
Portfolio management

Andrew Carlino Managing Director and Portfolio Manager Managed the fund since 2018	Kim Harris Managing Director and Portfolio Manager Managed the fund since 2018	Nate Whittier Director and Portfolio Manager Managed the fund since 2019
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment

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product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class C, Class I and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C shares); 888-972-8696 (Class I and Class R6 shares).
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To seek a high level of current income.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating-rate loans, which often include debt securities of domestic and foreign issuers that are rated below investment grade (rated below Baa by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. or BBB by Standard and Poor’s Ratings Services), or are of comparable quality, as determined by the manager, and other floating-rate securities. Bonds that are rated at or below BB by Standard & Poor’s Ratings Services or Ba by Moody’s Investors Service, Inc. are considered junk bonds. The fund’s investment policies are based on credit ratings at the time of purchase.
The fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London InterBank Offered Rate (LIBOR), or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The fund may invest in loans of companies whose financial conditions are troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund may also acquire, and subsequently hold, warrants and other equity interests.
In purchasing loans, loan participations, and other securities for the fund, the manager may take full advantage of the entire range of maturities and durations and may from time to time adjust the average maturity or duration of the investments held by the fund, depending on its assessment of the relative yields of different maturities and durations and its expectations of future changes in interest rates.
The fund may invest in any number of issuers and may, at times, invest its assets in a small number of issuers. The fund may focus its investments in a particular sector or sectors of the economy. The fund may also invest in loans of any aggregate principal amount, and the average aggregate principal amount of the loans held by the fund will vary from time to time.
For purposes of reducing risk and/or improving liquidity, the fund may invest in derivative instruments such as options (including options on securities indices) and swaps (including credit default swaps).
The fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in

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shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Changing distribution levels risk
The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.
Credit and counterparty risk
This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under
OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Distressed investments risk
Distressed investments include loans, loan participations, bonds, notes, and nonperforming and subperforming mortgage loans, many of which are not publicly traded and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities, and the spread between the bid and asked prices of such securities may be greater than normally expected. If the manager’s evaluation of the risks and anticipated

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outcome of an investment in a distressed security should prove incorrect, the fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the fund’s original investment.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.

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Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Floating rate loans risk
Floating rate loans are generally rated below investment-grade, or if unrated, determined by the manager to be of comparable quality. They are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a serious credit event the value of the fund’s investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, therefore, the fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer

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than seven days. As a result, the fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to meet redemption requests or pursue other investment opportunities. In addition, certain floating rate loans may be “covenant-lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting

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positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific

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economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
LIBOR discontinuation risk
Certain debt securities, derivatives and other financial instruments may utilize LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
There are obstacles to converting certain longer term securities and transactions to a new benchmark and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. In addition, it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.
It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is

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a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small number of issuers risk
Overall risk can be reduced by investing in securities from a larger pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund invests in a small number of issuers, it may experience greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a fund’s investment strategies or techniques may be more pronounced than for funds that are more diversified.
Warrants risk
Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.

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The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 1.1 billion	0.680
Next 1.9 billion	0.630
Next 1.5 billion	0.605
Next 1.5 billion	0.590
Excess over 6 billion	0.570
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.52% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.15% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
BCSF Advisors, LP
200 Clarendon Street
Boston, MA 02116
BCSF Advisors, LP (Bain Capital Credit) is a subsidiary of Bain Capital Credit, LP. Bain Capital Credit, LP was formed in 1998 as the credit investing arm of Bain Capital. Bain Capital Credit, LP is located at 200 Clarendon Street, Boston, MA 02116, and is one of the world’s premier alternative investment firms. Bain Capital Credit has entered into a resource sharing agreement with Bain Capital Credit, LP, pursuant to which Bain Capital Credit, LP will provide Bain Capital Credit with experienced investment professionals and access to the resources of Bain Capital Credit, LP. Bain Capital Credit, LP invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit, LP and its subsidiaries have a global footprint with approximately $43.7 billion in assets under management as of September 30, 2020.

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The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Bain Capital Credit. For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Andrew Carlino

■	Managing Director and Portfolio Manager

■	Managed the fund since 2018

■	Joined Bain Capital Credit, LP in 2002

Kim Harris

■	Managing Director and Portfolio Manager

■	Managed the fund since 2018

■	Joined Bain Capital Credit, LP in 2000

Nate Whittier

■	Director and Portfolio Manager

■	Managed the fund since 2019

■	Joined Bain Capital Credit, LP in 2013

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Floating Rate Income Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$8.28	$8.43	$8.45	$8.48	$8.71
Net investment income[1]		0.36	0.40	0.34	0.37	0.43
Net realized and unrealized gain (loss) on investments		(0.36)	(0.16)	— [2]	—	(0.24)
Total from investment operations		—	0.24	0.34	0.37	0.19
Less distributions
From net investment income		(0.39)	(0.39)	(0.36)	(0.40)	(0.42)
From net realized gain		—	—	—	—	—
Total distributions		(0.39)	(0.39)	(0.36)	(0.40)	(0.42)
Net asset value, end of period		$7.89	$8.28	$8.43	$8.45	$8.48
Total return (%)[3,4]		0.11	2.96	4.05	4.46	2.38
Ratios and supplemental data
Net assets, end of period (in millions)		$89	$109	$117	$138	$165
Ratios (as a percentage of average net assets):
Expenses before reductions		1.17 [5]	1.16	1.13	1.17	1.16
Expenses including reductions		0.99 [5]	1.06	1.13	1.16	1.14
Net investment income		4.49	4.77	4.03	4.31	5.12
Portfolio turnover (%)		81	120	71	66	35

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Includes reimbursement of legal fees of 0.01%. See Note 10 to the Financial statements.

Floating Rate Income Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$8.32	$8.47	$8.49	$8.52	$8.74
Net investment income[1]		0.30	0.33	0.28	0.31	0.37
Net realized and unrealized gain (loss) on investments		(0.37)	(0.15)	(0.01)	0.01	(0.23)
Total from investment operations		(0.07)	0.18	0.27	0.32	0.14
Less distributions
From net investment income		(0.33)	(0.33)	(0.29)	(0.35)	(0.36)
From net realized gain		—	—	—	—	—
Total distributions		(0.33)	(0.33)	(0.29)	(0.35)	(0.36)
Net asset value, end of period		$7.92	$8.32	$8.47	$8.49	$8.52
Total return (%)[2,3]		(0.74)	2.20	3.28	3.73	1.80
Ratios and supplemental data
Net assets, end of period (in millions)		$39	$71	$102	$128	$141
Ratios (as a percentage of average net assets):
Expenses before reductions		1.92 [4]	1.91	1.88	1.88	1.86
Expenses including reductions		1.74 [4]	1.81	1.88	1.87	1.84
Net investment income		3.77	3.99	3.29	3.60	4.45
Portfolio turnover (%)		81	120	71	66	35

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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3	Does not reflect the effect of sales charges, if any.
4	Includes reimbursement of legal fees of 0.01%. See Note 10 to the Financial statements.

Floating Rate Income Fund Class I Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$8.28	$8.43	$8.45	$8.48	$8.70
Net investment income[1]		0.38	0.41	0.36	0.39	0.45
Net realized and unrealized gain (loss) on investments		(0.36)	(0.15)	— [2]	0.01	(0.23)
Total from investment operations		0.02	0.26	0.36	0.40	0.22
Less distributions
From net investment income		(0.41)	(0.41)	(0.38)	(0.43)	(0.44)
From net realized gain		—	—	—	—	—
Total distributions		(0.41)	(0.41)	(0.38)	(0.43)	(0.44)
Net asset value, end of period		$7.89	$8.28	$8.43	$8.45	$8.48
Total return (%)[3]		0.34	3.19	4.31	4.78	2.82
Ratios and supplemental data
Net assets, end of period (in millions)		$49	$66	$152	$166	$158
Ratios (as a percentage of average net assets):
Expenses before reductions		0.92 [4]	0.92	0.89	0.87	0.84
Expenses including reductions		0.76 [4]	0.83	0.88	0.85	0.83
Net investment income		4.72	4.94	4.29	4.57	5.45
Portfolio turnover (%)		81	120	71	66	35

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Includes reimbursement of legal fees of 0.01%. See Note 10 to the Financial statements.

Floating Rate Income Fund Class R6 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$8.29	$8.43	$8.45	$8.48	$8.71
Net investment income[1]		0.39	0.42	0.37	0.40	0.45
Net realized and unrealized gain (loss) on investments		(0.37)	(0.14)	— [2]	0.01	(0.23)
Total from investment operations		0.02	0.28	0.37	0.41	0.22
Less distributions
From net investment income		(0.42)	(0.42)	(0.39)	(0.44)	(0.45)
From net realized gain		—	—	—	—	—
Total distributions		(0.42)	(0.42)	(0.39)	(0.44)	(0.45)
Net asset value, end of period		$7.89	$8.29	$8.43	$8.45	$8.48
Total return (%)[3]		0.33	3.44	4.41	4.88	2.82
Ratios and supplemental data
Net assets, end of period (in millions)		$2	$3	$6	$— [4]	$— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions		0.81 [5]	0.81	0.79	0.77	0.75
Expenses including reductions		0.65 [5]	0.71	0.78	0.76	0.72
Net investment income		4.88	5.06	4.45	4.66	5.38
Portfolio turnover (%)		81	120	71	66	35

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.
5	Includes reimbursement of legal fees of 0.01%. See Note 10 to the Financial statements.

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Your account

Choosing an eligible share class

Class A and Class C shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.

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The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.25%

■	A 0.50% contingent deferred sales charge (CDSC) on certain shares sold within eighteen months of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A and Class C shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

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How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Less than 100,000	2.50	2.00
100,000–249,999	2.00	1.50
250,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $250,000 or more
Class A shares are available with no front-end sales charge on investments of $250,000 or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within 18 months of purchase, as follows:
Class A deferred charges on investments of $250,000 or more

Months after purchase	CDSC (%)
18 months	0.50
After 18 months	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends.
The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s

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investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody

21

by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or

CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. There is no minimum initial investment to purchase Class R2 or Class R4 shares. The minimum initial investments for Class A, Class C, Class I, and Class R6 shares are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All Class A, Class C, Class I, and Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A and Class C shares or 888-972-8696 for Class I and Class R6 shares.

5	Eligible retirement plans generally may open an account and purchase Class R2 or Class R4 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2 or Class R4 shares of the fund. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

6	For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

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7	For Class A, Class C, Class I, and Class R6 shares, make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

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Buying shares

Class A and Class C shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

24

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

25

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

26

Selling shares

Class A and Class C shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291
27

Class A and Class C shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

28

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

29

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

30

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

31

Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

32

Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

33

uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can

34

disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits.
These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

35

Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund generally declares income dividends daily and pays them monthly. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

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Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

38

following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through

39

an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

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■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A and Class C shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I and Class R6 shares
By TTY: 800-231-5469 for Class A, Class C, Class I, and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 3280PN 1/1/21
SEC file number: 811-21779

John Hancock Fundamental Global Franchise Fund
Prospectus 1/1/21

Class A	JFGAX
Class I	JFGIX
Class R6	JFGFX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Fundamental Global Franchise Fund

5	Principal investment strategies
5	Principal risks of investing
8	Who’s who
11	Financial highlights

13	Choosing an eligible share class
13	Class cost structure
14	How sales charges for Class A shares are calculated
15	Sales charge reductions and waivers
17	Opening an account
18	Buying shares
21	Selling shares
27	Transaction policies
30	Dividends and account policies
31	Additional investor services
32	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Fundamental Global Franchise Fund
Investment objective

The fund seeks to provide capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 16 to 18 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R6
Management fee	0.80	0.80	0.80
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.00
Other expenses	0.22	0.22	0.10
Total annual fund operating expenses	1.32	1.02	0.90
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.31	1.01	0.89
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R6
Shares
1 year	627	103	91
3 years	896	324	286
5 years	1,186	562	497
10 years	2,010	1,247	1,107
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of franchise companies. A franchise company is one whose return on invested capital over a three-year period is above its cost of capital. Return on invested capital quantifies how well a company generates cash flow relative to the capital it has invested in its business, while its cost of capital refers to the cost of raising money to fund its business. These companies typically will have a leading share of industry sales, the ability to generate consistent sales growth over time as their products and services attract a larger customer base, and a strong record of return on capital invested in the company with a sustainable competitive advantage, meaning bargaining power with buyers and/or sellers and a unique product or process that is difficult to replicate or substitute and hard for others to compete with.
Under normal market conditions, at least 40% of the value of the fund’s net assets will be invested in issuers domiciled outside of the United States, which includes securities for which the relevant reference entity is domiciled outside the United States, such as American Depositary Receipts (ADRs) that trade on U.S. exchanges.
The manager’s primary method of analysis is fundamental analysis, which is the ability to assess the health of a company, its competitive positioning, its strength of management, and its competitive advantages. Investment decisions are a function of finding stocks that possess the qualitative factors as outlined above and the manager believes are trading at a significant discount to the manager’s estimation of value.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
The fund may invest significantly in securities of companies in certain sectors, such as the consumer staples and consumer discretionary sectors (as defined by the Global Industry Classification Standards (GICS)), and may therefore experience greater volatility than funds investing in a broader range of sectors and may be more susceptible to the impact of market, economic, regulatory, and other factors affecting that sector.
The manager focuses on the equity securities of small-, mid-, and large-capitalization companies in both developed and emerging countries. The manager primarily invests in common stocks of developed and emerging companies, as well as ADRs, which trade on U.S. exchanges.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. The consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, interest rates, and government regulation, among other factors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class A and Class R6 shares commenced operations on June 29, 2012 and February 13, 2017, respectively. Returns shown prior to Class R6 shares’ commencement date are those of Class A shares, except that they do not include sales charges and would be lower if they did. Returns for Class R6 shares would have been substantially similar to returns of Class A shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class A shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -0.51%.
Best quarter: Q1 2019, 15.05%
Worst quarter: Q4 2018, -13.67%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (06/29/12)
Class A (before tax)	21.99	9.45	10.82
after tax on distributions	20.25	6.69	8.46
after tax on distributions, with sale	14.24	7.03	8.24
Class I	28.76	10.90	11.96
Class R6	28.76	10.83	11.75
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	27.67	8.74	11.57
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

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Portfolio management

Emory W. Sanders, Jr., CFA Senior Managing Director and Senior Portfolio Manager Managed the fund since 2012	Jonathan T. White, CFA Managing Director and Senior Portfolio Manager Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares).
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: The fund seeks to provide capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of franchise companies. A franchise company is one whose return on invested capital over a three-year period is above its cost of capital. Return on invested capital quantifies how well a company generates cash flow relative to the capital it has invested in its business, while its cost of capital refers to the cost of raising money to fund its business. These companies typically will have a leading share of industry sales, the ability to generate consistent sales growth over time as their products and services attract a larger customer base, and a strong record of return on capital invested in the company with a sustainable competitive advantage, meaning bargaining power with buyers and/or sellers, and a unique product or process that is difficult to replicate or substitute and hard for others to compete with.
Under normal market conditions, at least 40% of the value of the fund’s net assets will be invested in issuers domiciled outside of the United States, which includes securities for which the relevant reference entity is domiciled outside the United States, such as American Depositary Receipts (ADRs) that trade on U.S. exchanges. The manager seeks to validate a company’s competitive advantage through an in-depth fundamental research process that focuses on key growth drivers and qualitative factors such as competitive positioning, financial strength, and evidence of management’s ability to create shareholder value. The fund seeks to add value primarily through stock selection.
The manager conducts securities analysis using a variety of sources, including third-party research and public sources such as company filings. The manager’s primary method of analysis is fundamental analysis, which is the ability to assess the health of a company, its competitive positioning, strength of management, and its competitive advantages. The manager’s research includes detailed fundamental company models using key assumptions that drive sales, margins, and capital deployment.
Investment decisions are a function of finding stocks that possess the qualitative factors as outlined above and that the manager believes are trading at a significant discount to the manager’s estimation of value.
The fund is non-diversified, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
The fund may invest significantly in securities of companies in certain sectors, such as the consumer staples and consumer discretionary sectors (as defined by the Global Industry Classification Standards (GICS)), and may therefore experience greater volatility than funds investing in a broader range of sectors and may be more susceptible to the impact of market, economic, regulatory, and other factors affecting that sector.
The manager focuses on the equity securities of small-, mid-, and large-capitalization companies in both developed and emerging countries. The manager primarily invests in common stocks of developed and emerging companies, as well as ADRs, which trade on U.S. exchanges.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

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Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their

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sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market

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countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Companies in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Companies in the consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, and consumer confidence.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.

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John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement)
determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual Rate (%)
First 1 billion	0.800
Excess over 1 billion	0.780
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.79% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.25% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund

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expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Emory W. Sanders, Jr., CFA

■	Senior Managing Director and Senior Portfolio Manager

■	Managed the fund since 2012

■	Joined Manulife IM (US) in 2010

■	Began business career in 1997

Jonathan T. White, CFA

■	Managing Director and Senior Portfolio Manager

■	Managed the fund since 2013

■	Joined Manulife IM (US) in 2011

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
Citibank, N.A.
388 Greenwich Street
New York, NY 10013
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Fundamental Global Franchise Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$11.91	$13.03	$14.21	$13.78	$12.71
Net investment income (loss)[1]		(0.01)	0.02	0.05	0.05	0.07
Net realized and unrealized gain (loss) on investments		0.86	0.26	0.84	1.68	2.35
Total from investment operations		0.85	0.28	0.89	1.73	2.42
Less distributions
From net investment income		(0.05)	(0.02)	(0.08)	(0.04)	(0.07)
From net realized gain		(0.69)	(1.38)	(1.99)	(1.26)	(1.28)
Total distributions		(0.74)	(1.40)	(2.07)	(1.30)	(1.35)
Net asset value, end of period		$12.02	$11.91	$13.03	$14.21	$13.78
Total return (%)[2,3]		7.34	4.61	6.80	14.58	19.84
Ratios and supplemental data
Net assets, end of period (in millions)		$5	$5	$3	$1	$— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions		1.32	1.31	1.29	1.28	1.28
Expenses including reductions		1.31	1.30	1.28	1.27	1.28
Net investment income (loss)		(0.09)	0.20	0.41	0.34	0.50
Portfolio turnover (%)		49	26	40	54	38
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	Less than $500,000.

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Fundamental Global Franchise Fund Class I Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$11.97	$13.10	$14.28	$13.84	$12.76
Net investment income[1]		0.03	0.09	0.07	0.10	0.13
Net realized and unrealized gain (loss) on investments		0.86	0.22	0.86	1.68	2.34
Total from investment operations		0.89	0.31	0.93	1.78	2.47
Less distributions
From net investment income		(0.09)	(0.06)	(0.12)	(0.08)	(0.11)
From net realized gain		(0.69)	(1.38)	(1.99)	(1.26)	(1.28)
Total distributions		(0.78)	(1.44)	(2.11)	(1.34)	(1.39)
Net asset value, end of period		$12.08	$11.97	$13.10	$14.28	$13.84
Total return (%)[2]		7.60	4.90	7.10	14.97	20.22
Ratios and supplemental data
Net assets, end of period (in millions)		$75	$31	$5	$4	$2
Ratios (as a percentage of average net assets):
Expenses before reductions		1.02	1.01	1.00	0.97	0.97
Expenses including reductions		1.01	1.01	0.99	0.96	0.97
Net investment income		0.27	0.77	0.56	0.74	0.96
Portfolio turnover (%)		49	26	40	54	38
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Fundamental Global Franchise Fund Class R6 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17 [1]
Net asset value, beginning of period		$11.98	$13.11	$14.29	$12.32
Net investment income[2]		0.04	0.08	0.13	0.09
Net realized and unrealized gain (loss) on investments		0.87	0.24	0.81	1.88
Total from investment operations		0.91	0.32	0.94	1.97
Less distributions
From net investment income		(0.10)	(0.07)	(0.13)	—
From net realized gain		(0.69)	(1.38)	(1.99)	—
Total distributions		(0.79)	(1.45)	(2.12)	—
Net asset value, end of period		$12.10	$11.98	$13.11	$14.29
Total return (%)[3]		7.80	5.02	7.19	15.99 [4]
Ratios and supplemental data
Net assets, end of period (in millions)		$11	$7	$4	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions		0.90	0.90	0.89	0.88 [6]
Expenses including reductions		0.90	0.90	0.89	0.87 [6]
Net investment income		0.35	0.71	1.05	1.17 [6]
Portfolio turnover (%)		49	26	40	54 [7]
1	The inception date for Class R6 shares is 2-13-17.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

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Your account

Choosing an eligible share class

Class A shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

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■	A 1.00% contingent deferred sales charge (CDSC) on certain shares sold within one year of purchase

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm.
The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges for Class A shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at

14

jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature

Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is

15

notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock

Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”

16

Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. The minimum initial investments for each share class are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A shares or 888-972-8696 for Class I and Class R6 shares.

5	For Class A shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6	Make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

17

Buying shares

Class A shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

18

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696
19

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

20

Selling shares

Class A shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

21

Class A shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

22

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

23

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

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uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can

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disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits.
These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

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Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically at the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A

30

return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7)
account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

33

charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

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■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A shares; 888-972-8696 for Class I and Class R6 shares
By TTY: 800-231-5469
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 3980PN 1/1/21
SEC file number: 811-21779

John Hancock Global Equity Fund
Prospectus 1/1/21

Class A	JHGEX
Class C	JGECX
Class I	JGEFX
Class R2	JGERX
Class R4	JGETX
Class R6	JGEMX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Global Equity Fund

5	Principal investment strategies
5	Principal risks of investing
8	Who’s who
11	Financial highlights

15	Choosing an eligible share class
16	Class cost structure
17	How sales charges for Class A and Class C shares are calculated
18	Sales charge reductions and waivers
20	Opening an account
20	Information for plan participants
21	Buying shares
24	Selling shares
30	Transaction policies
33	Dividends and account policies
34	Additional investor services
35	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Global Equity Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 18 to 19 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R4	R6
Management fee	0.80	0.80	0.80	0.80	0.80	0.80
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.25	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25	0.10 [1]	0.00
Additional other expenses	0.21	0.21	0.21	0.09	0.09 [2]	0.09
Total other expenses	0.21	0.21	0.21	0.34	0.19	0.09
Acquired fund fees and expenses[3]	0.01	0.01	0.01	0.01	0.01	0.01
Total annual fund operating expenses[4]	1.32	2.02	1.02	1.40	1.25	0.90
Contractual expense reimbursement[5]	-0.01	-0.01	-0.01	-0.01	-0.11 [6]	-0.01
Total annual fund operating expenses after expense reimbursements	1.31	2.01	1.01	1.39	1.14	0.89
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
3	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
4	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
5	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
6	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R2	R4	R6
Shares		Sold	Not Sold
1 year	627	304	204	103	142	116	91
3 years	896	633	633	324	442	386	286

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Expenses ($)	A	C		I	R2	R4	R6
Shares		Sold	Not Sold
5 years	1,186	1,087	1,087	562	765	676	497
10 years	2,010	2,167	2,167	1,247	1,679	1,502	1,107
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal investment strategies

The fund seeks to generate capital appreciation by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities. Under normal market conditions, at least 40% of the value of the fund’s net assets will be invested in securities of issuers domiciled outside of the United States, including in emerging markets. This includes securities of foreign issuers that trade on U.S. exchanges. Equity securities include common and preferred stocks and their equivalents, including depositary receipts, warrants, rights, and convertible securities. The fund may invest in securities of any market-capitalization.
The manager employs an unconstrained, bottom-up stock selection process based on fundamental research to attempt to identify undervalued companies that exhibit attractive valuations, solid business franchises, sustainable margins/cash flow, disciplined capital allocation, strong management teams, and strong balance sheets. The manager considers diversification benefits and liquidity of the security in making investment decisions.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

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Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class A shares commenced operations on May 16, 2013. Class C, Class R2, Class R4, and Class R6 shares commenced operations on March 27, 2015. Returns shown prior to a class’s commencement date are those of Class A shares, except that they do not include sales charges and would be lower if they did. Returns for Class C, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class A shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -2.82%.
Best quarter: Q1 2019, 14.74%
Worst quarter: Q4 2018, -11.48%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (05/16/13)
Class A (before tax)	23.32	6.64	7.15
after tax on distributions	22.72	5.68	5.98
after tax on distributions, with sale	14.22	5.10	5.41
Class C	27.87	7.02	7.45
Class I	30.24	8.07	8.31
Class R2	29.78	7.76	8.01
Class R4	30.16	8.00	8.19
Class R6	30.39	8.17	8.32
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	27.67	8.74	9.02

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Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Paul Boyne Team Head, Portfolio Manager Managed fund since 2013	Stephen Hermsdorf Managing Director, Portfolio Manager Managed fund since 2018
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2 or Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class C, Class I and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C shares); 888-972-8696 (Class I and Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval.

The fund seeks to generate capital appreciation by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities. This policy is subject to change only upon 60 days’ notice to shareholders. Under normal market conditions, at least 40% of the value of the fund’s net assets will be invested in issuers domiciled outside of the United States, including in emerging markets, which includes securities for which the relevant reference entity is domiciled outside the United States, such as American Depositary Receipts (ADRs), that trade on U.S. exchanges. There are no limits on the market-capitalization ranges of the companies in which the fund may invest. The fund may invest in the securities of large, medium, or small companies.

In managing the fund, the manager seeks to identify undervalued companies that exhibit attractive valuations, solid business franchises, sustainable margins/cash flow, disciplined capital allocation, strong management teams, and strong balance sheets.

The manager employs an unconstrained, bottom-up stock selection process based on disciplined fundamental research with the aim to create a diversified portfolio of quality global stocks of any size that not only demonstrate compelling value but also generate sustainable cash flows. Equity securities include common and preferred stocks and their equivalents, including depositary receipts, warrants, rights, and securities convertible into common or preferred stocks.

The decision-making process involves candidate companies being screened for valuation and quality, together with a detailed examination of the challenges and opportunities that exist for that business. The manager will assess the valuation opportunity for that company by establishing base-case, upside, and downside price targets. The manager will take into consideration the diversification benefits and the liquidity of the security before making the final investment decision.

The fund may invest in cash, money market instruments, repurchase agreements, or other short-term instruments for the purposes of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements or other short-term instruments for the purpose of protecting the fund in the event the manager determines that market, economic, political or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

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Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid,

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Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars;

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unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Liquidity risk
The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Warrants risk
Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

8

Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual Rate (%)
First 1 billion	0.800
Excess over 1 billion	0.790
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.79% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective on April 27, 2020.
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

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The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.89% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.25% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investment they may have in the fund, see the SAI.
Paul Boyne*
• Team Head, Portfolio Manager
• Lead Manager of the fund since 2013
• Joined Manulife IM (US) in 2013
• Began business career in 1993
*Effective September 17, 2020, Paul Boyne has taken a temporary absence. Stephen Hermsdorf continues to serve as portfolio manager in Mr. Boyne’s absence. The fund does not expect any changes to its investment process or strategies during this period.
Stephen Hermsdorf
• Managing Director, Portfolio Manager
• Manager of the fund since 2018
• Joined Manulife IM (US) in 2015
• Began business career in 1993
Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
Citibank, N.A.
388 Greenwich Street
New York, NY 10013
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Global Equity Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$11.47	$11.92	$12.03	$10.94	$10.24
Net investment income[1]		0.12	0.18	0.16	0.15	0.19
Net realized and unrealized gain (loss) on investments		1.02	0.08	0.72	1.11	0.68
Total from investment operations		1.14	0.26	0.88	1.26	0.87
Less distributions
From net investment income		(0.19)	(0.20)	(0.17)	(0.17)	(0.17)
From net realized gain		(0.06)	(0.51)	(0.82)	—	—
Total distributions		(0.25)	(0.71)	(0.99)	(0.17)	(0.17)
Net asset value, end of period		$12.36	$11.47	$11.92	$12.03	$10.94
Total return (%)[2,3]		9.99	3.23	7.50	11.64	8.59
Ratios and supplemental data
Net assets, end of period (in millions)		$45	$42	$44	$46	$56
Ratios (as a percentage of average net assets):
Expenses before reductions		1.31	1.30	1.28	1.29	1.36
Expenses including reductions		1.30	1.29	1.27	1.28	1.35
Net investment income		1.01	1.60	1.36	1.34	1.86
Portfolio turnover (%)		74	18	43	46	35

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

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Global Equity Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$11.44	$11.87	$11.99	$10.91	$10.21
Net investment income[1]		0.03	0.10	0.08	0.08	0.12
Net realized and unrealized gain (loss) on investments		1.03	0.10	0.71	1.09	0.67
Total from investment operations		1.06	0.20	0.79	1.17	0.79
Less distributions
From net investment income		(0.12)	(0.12)	(0.09)	(0.09)	(0.09)
From net realized gain		(0.06)	(0.51)	(0.82)	—	—
Total distributions		(0.18)	(0.63)	(0.91)	(0.09)	(0.09)
Net asset value, end of period		$12.32	$11.44	$11.87	$11.99	$10.91
Total return (%)[2,3]		9.22	2.59	6.69	10.83	7.82
Ratios and supplemental data
Net assets, end of period (in millions)		$6	$10	$13	$17	$18
Ratios (as a percentage of average net assets):
Expenses before reductions		2.01	2.00	1.98	1.98	2.06
Expenses including reductions		2.00	1.99	1.97	1.98	2.05
Net investment income		0.27	0.89	0.66	0.69	1.17
Portfolio turnover (%)		74	18	43	46	35

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

Global Equity Fund Class I Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$11.48	$11.94	$12.05	$10.96	$10.26
Net investment income[1]		0.15	0.21	0.19	0.21	0.23
Net realized and unrealized gain (loss) on investments		1.03	0.07	0.72	1.08	0.67
Total from investment operations		1.18	0.28	0.91	1.29	0.90
Less distributions
From net investment income		(0.23)	(0.23)	(0.20)	(0.20)	(0.20)
From net realized gain		(0.06)	(0.51)	(0.82)	—	—
Total distributions		(0.29)	(0.74)	(1.02)	(0.20)	(0.20)
Net asset value, end of period		$12.37	$11.48	$11.94	$12.05	$10.96
Total return (%)[2]		10.28	3.52	7.80	11.95	8.93
Ratios and supplemental data
Net assets, end of period (in millions)		$16	$14	$19	$26	$17
Ratios (as a percentage of average net assets):
Expenses before reductions		1.01	1.01	0.98	0.97	1.05
Expenses including reductions		1.00	1.00	0.97	0.97	1.04
Net investment income		1.32	1.86	1.61	1.83	2.22
Portfolio turnover (%)		74	18	43	46	35

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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Global Equity Fund Class R2 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$11.49	$11.93	$12.05	$10.96	$10.25
Net investment income[1]		0.10	0.16	0.13	0.16	0.20
Net realized and unrealized gain (loss) on investments		1.03	0.10	0.74	1.10	0.67
Total from investment operations		1.13	0.26	0.87	1.26	0.87
Less distributions
From net investment income		(0.18)	(0.19)	(0.17)	(0.17)	(0.16)
From net realized gain		(0.06)	(0.51)	(0.82)	—	—
Total distributions		(0.24)	(0.70)	(0.99)	(0.17)	(0.16)
Net asset value, end of period		$12.38	$11.49	$11.93	$12.05	$10.96
Total return (%)[2]		9.87	3.21	7.43	11.69	8.59
Ratios and supplemental data
Net assets, end of period (in millions)		$— [3]	$— [3]	$— [3]	$— [3]	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions		1.39	1.39	1.30	1.23	1.29
Expenses including reductions		1.39	1.39	1.29	1.22	1.28
Net investment income		0.86	1.40	1.10	1.44	1.97
Portfolio turnover (%)		74	18	43	46	35

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

Global Equity Fund Class R4 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$11.48	$11.93	$12.04	$10.95	$10.25
Net investment income[1]		0.15	0.21	0.16	0.19	0.22
Net realized and unrealized gain (loss) on investments		1.02	0.08	0.75	1.09	0.67
Total from investment operations		1.17	0.29	0.91	1.28	0.89
Less distributions
From net investment income		(0.22)	(0.23)	(0.20)	(0.19)	(0.19)
From net realized gain		(0.06)	(0.51)	(0.82)	—	—
Total distributions		(0.28)	(0.74)	(1.02)	(0.19)	(0.19)
Net asset value, end of period		$12.37	$11.48	$11.93	$12.04	$10.95
Total return (%)[2]		10.21	3.54	7.74	11.91	8.86
Ratios and supplemental data
Net assets, end of period (in millions)		$— [3]	$— [3]	$— [3]	$— [3]	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions		1.16	1.16	1.13	1.13	1.20
Expenses including reductions		1.05	1.05	1.02	1.02	1.09
Net investment income		1.27	1.84	1.33	1.67	2.16
Portfolio turnover (%)		74	18	43	46	35

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

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Global Equity Fund Class R6 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$11.48	$11.94	$12.04	$10.95	$10.26
Net investment income[1]		0.20	0.22	0.22	0.24	0.27
Net realized and unrealized gain (loss) on investments		0.99	0.07	0.72	1.06	0.64
Total from investment operations		1.19	0.29	0.94	1.30	0.91
Less distributions
From net investment income		(0.24)	(0.24)	(0.22)	(0.21)	(0.22)
From net realized gain		(0.06)	(0.51)	(0.82)	—	—
Total distributions		(0.30)	(0.75)	(1.04)	(0.21)	(0.22)
Net asset value, end of period		$12.37	$11.48	$11.94	$12.04	$10.95
Total return (%)[2]		10.38	3.63	7.99	12.09	8.97
Ratios and supplemental data
Net assets, end of period (in millions)		$197	$7	$7	$5	$2
Ratios (as a percentage of average net assets):
Expenses before reductions		0.89	0.90	0.88	0.88	0.95
Expenses including reductions		0.89	0.89	0.87	0.87	0.93
Net investment income		1.76	1.99	1.88	2.11	2.52
Portfolio turnover (%)		74	18	43	46	35

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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Your account

Choosing an eligible share class

Class A, Class C, Class R2 and Class R4 shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R2 and Class R4 shares
Class R2 and Class R4 shares are available to certain types of investors, as noted below:

■	Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■	Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■	Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R2 and Class R4 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.
Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

15

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

■	A 1.00% CDSC on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R2 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.25%

Class R4 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through December 31, 2021)

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Class R service plan
In addition to the Rule 12b-1 plans, the fund has adopted plans for Class R2 and Class R4 shares that authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R2 shares and 0.10% for Class R4 shares.
The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additional payments to financial intermediaries
Class A, Class C, Class R2, and Class R4 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to

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promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

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To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

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■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the

SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

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Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. There is no minimum initial investment to purchase Class R2 or Class R4 shares. The minimum initial investments for Class A, Class C, Class I, and Class R6 shares are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All Class A, Class C, Class I, and Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A and Class C shares or 888-972-8696 for Class I and Class R6 shares.

5	Eligible retirement plans generally may open an account and purchase Class R2 or Class R4 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2 or Class R4 shares of the fund. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

6	For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

7	For Class A, Class C, Class I, and Class R6 shares, make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

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Buying shares

Class A and Class C shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

21

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Web site jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

23

Selling shares

Class A and Class C shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

24

Class A and Class C shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

25

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

26

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

27

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Web site jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

28

Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Web site jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

29

Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

30

uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
You may exchange your Class R2 or Class R4 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

31

Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be

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able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class R2 and Class R4 shares, you will receive account statements from your plan’s recordkeeper.
Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15. For Class R2 and Class R4 shares, this information statement will be mailed by your plan’s recordkeeper.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

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The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

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charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

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■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A and Class C shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I, Class R2, Class R4, and Class R6 shares
By TTY: 800-231-5469 for Class A, Class C, Class I, and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 4250PN 1/1/21
SEC file number: 811-21779

John Hancock Multi-Asset High Income Fund (formerly Income Allocation Fund)
Prospectus 1/1/21

Class A	JIAFX
Class C	JIAGX
Class I	JIAIX
Class R6	JIASX

As with all mutual funds, the Securities and Exchange Commission and Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Multi-Asset High Income Fund

7	Principal investment strategies
8	Principal risks of investing
17	Who’s who
21	Financial highlights

25	Choosing an eligible share class
26	Class cost structure
27	How sales charges for Class A and Class C shares are calculated
27	Sales charge reductions and waivers
29	Opening an account
31	Buying shares
34	Selling shares
40	Transaction policies
43	Dividends and account policies
44	Additional investor services
45	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Multi-Asset High Income Fund
Investment objective

Seeks to provide a high level of current income with consideration for capital appreciation and preservation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 27 to 29 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.50	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee	0.42	0.42	0.42	0.42
Distribution and service (Rule 12b-1) fees	0.25 [1]	1.00	0.00	0.00
Other expenses	0.88	0.88	0.88	0.76 [2]
Total annual fund operating expenses	1.55	2.30	1.30	1.18
Contractual expense reimbursement[3]	-0.65	-0.65	-0.65	-0.65
Total annual fund operating expenses after expense reimbursements	0.90	1.65	0.65	0.53
1	“Distribution and service (Rule 12b-1) fees” have been restated to reflect the Rule 12b-1 plan fee schedule effective June 4, 2020.
2	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.52% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R6
Shares		Sold	Not Sold
1 year	538	268	168	66	54
3 years	857	656	656	348	310
5 years	1,198	1,171	1,171	651	586
10 years	2,160	2,397	2,397	1,511	1,374

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PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal investment strategies

The fund has significant flexibility to achieve its investment objective and invests in a broad range of income-producing securities. The fund invests in debt and equity securities, as well as derivative instruments, in the U.S. and developed and emerging markets throughout the world. There is no limit on the number of countries in which the fund may invest, and the fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the manager attempts to capture these opportunities and has wide latitude to allocate the fund’s assets among strategies and asset classes. The manager buys and sells securities and investments for the fund based on the manager’s views of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations.
Under normal market circumstances the fund invests in a broad range of income-producing securities across asset classes as market conditions warrant, but the fund may invest up to 100% of its assets in fixed-income securities and may invest up to 70% of its assets in equity securities from time to time to adjust to prevailing market conditions.
The fund may invest in individual fixed-income securities to the fullest extent permissible. The fund may invest in a portfolio of fixed income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. The fund may also invest significantly in below-investment-grade bonds (also known as junk bonds) (e.g., high yield bonds or arbitrage and distressed securities), below-investment-grade bank loans, foreign currency denominated bonds and bonds of emerging market issuers. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund’s investment in foreign currency-denominated bonds may be on a currency hedged or unhedged basis. Below-investment-grade bonds acquired by the fund directly or through investing in exchange-traded funds (ETFs) and other underlying funds will generally be in the lower categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services (S&P) or Ba or lower by Moody’s Investors Service, Inc. (Moody’s)) or, if unrated, will be determined by the management team to be of similar quality. Split-rated bonds will be considered to have the higher credit rating. The fund’s investment policies are based on credit ratings at the time of purchase. The average portfolio duration of the fund will vary based on the management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.
The fund may invest in common stock, preferred stock, securities convertible into common and preferred stock, and non-convertible preferred stock. The fund generally intends to invest in dividend paying stocks. From time to time, the fund may invest in shares of companies through initial public offerings (IPOs). The fund may invest in securities of both U.S. or foreign issuers without limit, which can be U.S. dollar-based or foreign currency-based and may be currency hedged or unhedged. The fund may invest in securities of companies of any market capitalization.
The fund also may invest extensively in derivative instruments such as futures, options, and swaps, which are generally financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed-income securities, interest rates, total return rates, currencies or currency exchange rates, and related hedging purposes. Derivatives may be used to hedge against losses from movements in stock, currency exchange rates or interest rates. Derivatives may be used for non-hedging purposes in order to invest indirectly in securities or financial markets, for duration management which allows the fund to efficiently adjust the average maturity of the fixed-income securities it holds, to gain exposure to foreign currencies, for efficient portfolio management, or to generate additional income for the fund. The fund may also invest in structured notes that provide exposure to derivative instruments. The fund also may invest in restricted or illiquid securities.
The fund writes options on a portion of the value of the fund’s portfolio, although this amount is expected to vary over time based upon U.S. and non-U.S. market conditions and other factors. The fund’s use of written call options involves a tradeoff between the options premiums received and the reduced participation in potential future security price appreciation of its portfolio. As the seller of call options, the fund receives cash (the premium) from purchasers of the options. The purchaser of a call option has the right to receive from the option seller any appreciation in value over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the fund sells the potential appreciation in value, or exercise price, during the term of the option in exchange for the premium. The manager also may cause the fund to sell put options if the manager considers the pricing of those options highly favorable and sale of such an option might beneficially alter the risk profile of the fund’s option exposure. The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise and assignment transactions), and may include margin and interest costs in connection with both exchange-traded and over-the-counter transactions.
The fund may invest in other investment companies, including ETFs and closed-end funds. In addition, in seeking to achieve its investment objective, the fund may invest directly in, or indirectly through exchange-traded notes (ETNs) and investment companies, including ETFs, that focus their investment strategies on alternative or non-traditional asset categories such as commodities, market neutral (long/short) strategies, global real estate, natural resources, TIPS (Treasury Inflation-Protected Securities), foreign currency trading strategies, managed futures, arbitrage strategies, and tactical, shorter-term investment strategies.

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The fund may trade securities actively, which could result in a higher-than-average portfolio turnover rate. The fund may focus its investments in a particular sector or sectors of the economy.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 8 of the prospectus.
Arbitrage strategies risk. Arbitrage strategies involve engaging in transactions that attempt to exploit the price differences of identical, related, or similar securities within a market or different markets or in different forms. The fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Distressed investments risk. Distressed investments, including loans, mortgages, bonds, and notes, may not be publicly traded and may involve substantial risk. A fund may lose up to its entire investment.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds through Bond Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (“PRC”), is subject to certain restrictions and risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

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Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Natural resources industry risk. The natural resources industry can be significantly affected by international political and economic developments, energy conservation and exploration efforts, natural disasters or other extreme weather conditions, commodity prices, and taxes and other governmental regulations, among other factors.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before

4

and after taxes) does not indicate future results. The fund’s custom blended benchmark comprises 20% MSCI USA High Dividend Yield Index/ 10% MSCI World ex-USA High Dividend Yield Index/ 25% Bloomberg Barclays US Aggregate Credit - Corporate Investment Grade Index/ 45% Bloomberg Barclays Global High Yield (USD Hedged) Index and shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. The returns for Class A shares have been adjusted to reflect the increase in the maximum sales charge from 4.00% to 4.50% effective May 16, 2020. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -2.06%.
Best quarter: Q1 2019, 6.79%
Worst quarter: Q4 2018, -4.25%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/14/14)
Class A (before tax)	8.61	3.11	2.92
after tax on distributions	7.21	1.76	1.53
after tax on distributions, with sale	5.19	1.85	1.69
Class C	11.98	3.31	3.10
Class I	14.05	4.39	4.17
Class R6	14.27	4.51	4.29
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.14
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	27.67	8.74	8.46
20% MSCI USA High Dividend Yield Index/ 10% MSCI World ex–USA High Dividend Yield Index/ 25% Bloomberg Barclays US Aggregate Credit – Corporate Investment Grade Index/ 45% Bloomberg Barclays Global High Yield (USD Hedged) Index* (reflects no deduction for fees, expenses, or taxes)	16.35	6.57	6.19
70% Bloomberg Barclays U.S. Aggregate Bond Index/ 30% MSCI World Index (reflects no deduction for fees, expenses, or taxes)	14.33	4.89	4.87
*	Prior to June 4, 2020, the fund’s custom blended benchmark was the 70% Bloomberg Barclays U.S. Aggregate Bond Index/ 30% MSCI World Index (reflects no deduction for fees, expenses, or taxes). Effective June 4, 2020, the fund’s custom blended benchmark comprises 20% MSCI USA High Dividend Yield Index/ 10% MSCI World ex-USA High Dividend Yield Index/ 25% Bloomberg Barclays US Aggregate Credit - Corporate Investment Grade Index/ 45% Bloomberg Barclays Global High Yield (USD Hedged) Index. The new custom blended benchmark better reflects the universe of investment opportunities based on the fund’s current investment strategy.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

John F. Addeo, CFA Global Fixed Income CIO, Senior Managing Director and Senior Portfolio Manager Managed the fund since 2020	Geoffrey Kelley, CFA Managing Director and Portfolio Manager Managed the fund since 2020	Caryn E. Rothman, CFA Managing Director and Portfolio Manager Managed the fund since 2020

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Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2014	Christopher Walsh, CFA Managing Director and Portfolio Manager Managed the fund since 2018
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class C, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C shares); 888-972-8696 (Class I and Class R6 shares).
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: Seeks to provide a high level of current income with consideration for capital appreciation and preservation.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.
The fund has significant flexibility to achieve its investment objective and invests in a broad range of income-producing securities. The fund invests in debt and equity securities, as well as derivative instruments, in the U.S. and developed and emerging markets throughout the world. There is no limit on the number of countries in which the fund may invest, and the fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the manager attempts to capture these opportunities and has wide latitude to allocate the fund’s assets among strategies and asset classes. The manager buys and sells securities and investments for the fund based on the manager’s views of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations.
Under normal market circumstances the fund invests in a broad range of income-producing securities across asset classes as market conditions warrant, but the fund may invest up to 100% of its assets in fixed-income securities and may invest up to 70% of its assets in equity securities from time to time to adjust to prevailing market conditions.
The fund may invest in individual fixed-income securities to the fullest extent permissible. The fund may invest in a portfolio of fixed income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. The fund may also invest significantly in below-investment-grade bonds (also known as junk bonds) (e.g., high yield bonds or arbitrage and distressed securities), below-investment-grade bank loans, foreign currency denominated bonds and bonds of emerging market issuers. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund’s investment in foreign currency-denominated bonds may be on a currency hedged or unhedged basis. Below-investment-grade bonds acquired by the fund directly or through investing in exchange-traded funds (ETFs) and other underlying funds will generally be in the lower categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services (S&P) or Ba or lower by Moody’s Investors Service, Inc. (Moody’s)) or, if unrated, will be determined by the management team to be of similar quality. Split-rated bonds will be considered to have the higher credit rating. The fund’s investment policies are based on credit ratings at the time of purchase. The average portfolio duration of the fund will vary based on the management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.
The fund may invest in common stock, preferred stock, securities convertible into common and preferred stock, and non-convertible preferred stock. The fund generally intends to invest in dividend paying stocks. From time to time, the fund may invest in shares of companies through initial public offerings (IPOs). The fund may invest in securities of both U.S. or foreign issuers without limit, which can be U.S. dollar-based or foreign currency-based and may be currency hedged or unhedged. The fund may invest in securities of companies of any market capitalization.
The fund also may invest extensively in derivative instruments such as futures, options, and swaps, which are generally financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed-income securities, interest rates, total return rates, currencies or currency exchange rates, and related hedging purposes. Derivatives may be used to hedge against losses from movements in stock, currency exchange rates or interest rates. Derivatives may be used for non-hedging purposes in order to invest indirectly in securities or financial markets, for duration management which allows the fund to efficiently adjust the average maturity of the fixed-income securities it holds, to gain exposure to foreign currencies, for efficient portfolio management, or to generate additional income for the fund. The fund may also invest in structured notes that provide exposure to derivative instruments. The fund also may invest in restricted or illiquid securities.
The fund writes options on a portion of the value of the fund’s portfolio, although this amount is expected to vary over time based upon U.S. and non-U.S. market conditions and other factors. The fund’s use of written call options involves a tradeoff between the options premiums received and the reduced participation in potential future security price appreciation of its portfolio. As the seller of call options, the fund receives cash (the premium) from purchasers of the options. The purchaser of a call option has the right to receive from the option seller any appreciation in value over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the fund sells the potential appreciation in value, or exercise price, during the term of the option in exchange for the premium. The manager also may cause the fund to sell put options if the manager considers the pricing of those options highly favorable and sale of such an option might beneficially alter the risk profile of the fund’s option exposure. The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise and assignment transactions), and may include margin and interest costs in connection with both exchange-traded and over-the-counter transactions.
The fund may invest in other investment companies, including ETFs and closed-end funds. In addition, in seeking to achieve its investment objective, the fund may invest directly in, or indirectly through exchange-traded notes (ETNs) and investment companies, including ETFs, that focus their investment strategies on alternative or non-traditional asset categories such as commodities, market neutral (long/short) strategies, global real estate, natural resources, TIPS (Treasury Inflation-Protected Securities), foreign currency trading strategies, managed futures, arbitrage strategies, and tactical, shorter-term investment strategies.
The fund may trade securities actively, which could result in a higher-than-average portfolio turnover rate. The fund may focus its investments in a particular sector or sectors of the economy.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.

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Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities, for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Arbitrage strategies risk
Arbitrage strategies involve engaging in transactions that attempt to exploit the price differences of identical, related, or similar securities within a market or different markets or in different forms. The fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner. An individual arbitrage investment may be affected by the length of time that the fund’s assets must be committed to that investment. Unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the fund to lose money. The expected gain on an arbitrage investment typically is smaller than the possible loss should the transaction be unexpectedly terminated. The success of an arbitrage investment also depends on the volume of corporate transactional activity, which has varied over time. During periods when transactional activity is low, it may be difficult to identify opportunities for profit. When market interest rates are relatively low, arbitrage spreads may narrow, resulting in smaller potential profits on arbitrage investments.
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury;

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supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Distressed investments risk
Distressed investments include loans, loan participations, bonds, notes, and nonperforming and subperforming mortgage loans, many of which are not publicly traded and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities, and the spread between the bid and asked prices of such securities may be greater than normally expected. If the manager’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the fund’s original investment.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and

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state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline

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and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. An ETF has its own fees and expenses, which are indirectly borne by the fund. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV.
Exchange-traded notes (ETNs) risk
ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer’s credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more

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likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Inflation protected debt securities risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds listed and traded on certain Chinese stock exchanges through Bond Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as

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certain risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all

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circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Investment company securities risk
The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
LIBOR discontinuation risk
Certain debt securities, derivatives and other financial instruments may utilize LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
There are obstacles to converting certain longer term securities and transactions to a new benchmark and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. In addition, it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known.

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As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities.
Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.
It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate

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developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Natural resources industry risk
The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, natural disasters or other extreme weather conditions, commodity prices, and taxes and other governmental regulations.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security

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into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Real estate securities risk
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.
These risks include:

■	Declines in the value of real estate

■	Risks related to general and local economic conditions

■	Possible lack of availability of mortgage funds

■	Overbuilding

■	Extended vacancies of properties

■	Increased competition

■	Increases in property taxes and operating expenses

■	Changes in zoning laws

■	Losses due to costs resulting from the cleanup of environmental problems

■	Liability to third parties for damages resulting from environmental problems

■	Casualty or condemnation losses

■	Limitations on rents

■	Changes in neighborhood values and the appeal of properties to tenants

■	Changes in interest rates and

■	Liquidity risk

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared with the value of shares of a fund with investments in a mix of different industries.
Securities of companies in the real estate industry have been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.
Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 (the Code) or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

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The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of a subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fees
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee has two components: (1) a fee on assets invested in a fund of John Hancock Funds II (JHF II) or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of JHF II or JHF III (other assets).
The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Advisory fee on assets invested in a fund of JHF II and JHF III

Aggregate net assets of the fund (%)
First $5 billion	0.200

Aggregate net assets of the fund (%)
Excess over $5 billion	0.175
The fee on other assets is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Advisory fee on other assets

Aggregate net assets of the fund (%)
First $1.5 billion	0.420
Excess over $1.5 billion	0.410
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.00% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective June 4, 2020.
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
The subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, Manulife Financial Corporation, as the parent company of the subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisor. Accordingly, there is a conflict of interest in that there is an incentive for the subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, the subadvisor has a duty to allocate assets to an affiliated subadvised fund (and to affiliated underlying funds more broadly) only when the subadvisor believes it is in the best interests of fund shareholders, without regard to any economic incentive. As part of its oversight of the fund and the subadvisor, the advisor will monitor to ensure that allocations and the subadvisor’s compensation practices are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion

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but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the leaders of this subadvisor’s investment management team. These managers are jointly and primarily responsible for coordinating the day-to-day management of the fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
John F. Addeo, CFA

■	Global Fixed Income CIO, Senior Managing Director and Senior Portfolio Manager

■	Portfolio Manager of the fund since 2020

■	Investment Officer, Portfolio Manager/Analyst, High Yield Bond Group, MFS Investment Management (1998–2012)

■	Joined Manulife IM (US) in 2012

■	Began business career in 1984

Geoffrey Kelley, CFA

■	Managing Director and Portfolio Manager

■	Portfolio Manager of the fund since 2020

■	Joined Manulife IM (US) in 2018

■	Began business career in 1995

Caryn E. Rothman, CFA

■	Managing Director and Portfolio Manager

■	Managed the fund since 2020

■	Sector Lead for Consumer and Healthcare, Senior Research Analyst Manulife IM (US)

■	Joined Manulife IM (US) in 1996

■	Began business career in 1996

Nathan W. Thooft, CFA

■	Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation

■	Portfolio Manager of the fund since 2014

■	Vice President and Director of Investments, Investment Management Services, John Hancock Financial (2008-2011)

■	Joined Manulife IM (US) in 2008

■	Began business career in 2000

Christopher Walsh, CFA
• Managing Director and Portfolio Manager
• Portfolio Manager of the fund since 2018
• Joined Manulife IM (US) in 2009
• Began business career in 2002
Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract

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between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Multi-Asset High Income Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$9.88	$9.67	$9.93	$9.75	$9.55
Net investment income[1,2]		0.30	0.31	0.32	0.29	0.31
Net realized and unrealized gain (loss) on investments		(0.11) [3]	0.21	(0.24)	0.21	0.34
Total from investment operations		0.19	0.52	0.08	0.50	0.65
Less distributions
From net investment income		(0.21)	(0.31)	(0.34)	(0.32)	(0.43)
From net realized gain		—	—	— [4]	— [4]	(0.02)
Total distributions		(0.21)	(0.31)	(0.34)	(0.32)	(0.45)
Net asset value, end of period		$9.86	$9.88	$9.67	$9.93	$9.75
Total return (%)[5,6]		1.96	5.52	0.80	5.30	7.13
Ratios and supplemental data
Net assets, end of period (in millions)		$5	$5	$5	$6	$3
Ratios (as a percentage of average net assets):
Expenses before reductions[7]		1.59	3.88	2.28	2.77	4.17
Expenses including reductions[7]		0.90	0.62	0.62	0.63	0.62
Net investment income[2]		2.98	3.20	3.26	2.96	3.33
Portfolio turnover (%)		42	29	50	17	34

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3

The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Does not reflect the effect of sales charges, if any.
7	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.

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Multi-Asset High Income Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$9.85	$9.64	$9.90	$9.72	$9.53
Net investment income[1,2]		0.23	0.24	0.25	0.22	0.24
Net realized and unrealized gain (loss) on investments		(0.11) [3]	0.21	(0.24)	0.22	0.35
Total from investment operations		0.12	0.45	0.01	0.44	0.59
Less distributions
From net investment income		(0.16)	(0.24)	(0.27)	(0.26)	(0.38)
From net realized gain		—	—	— [4]	— [4]	(0.02)
Total distributions		(0.16)	(0.24)	(0.27)	(0.26)	(0.40)
Net asset value, end of period		$9.81	$9.85	$9.64	$9.90	$9.72
Total return (%)[5,6]		1.24	4.80	0.09	4.58	6.41
Ratios and supplemental data
Net assets, end of period (in millions)		$1	$1	$1	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions[7]		2.30	4.58	2.98	3.47	4.86
Expenses including reductions[7]		1.62	1.32	1.32	1.33	1.32
Net investment income[2]		2.27	2.51	2.54	2.30	2.58
Portfolio turnover (%)		42	29	50	17	34

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3

The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Does not reflect the effect of sales charges, if any.
7	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.

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Multi-Asset High Income Fund Class I Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$9.89	$9.67	$9.93	$9.76	$9.55
Net investment income[1,2]		0.33	0.34	0.36	0.32	0.33
Net realized and unrealized gain (loss) on investments		(0.11) [3]	0.22	(0.25)	0.20	0.36
Total from investment operations		0.22	0.56	0.11	0.52	0.69
Less distributions
From net investment income		(0.23)	(0.34)	(0.37)	(0.35)	(0.46)
From net realized gain		—	—	— [4]	— [4]	(0.02)
Total distributions		(0.23)	(0.34)	(0.37)	(0.35)	(0.48)
Net asset value, end of period		$9.88	$9.89	$9.67	$9.93	$9.76
Total return (%)[5]		2.28	5.94	1.11	5.51	7.51
Ratios and supplemental data
Net assets, end of period (in millions)		$— [6]	$— [6]	$— [6]	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions[7]		1.30	3.60	1.98	2.46	3.86
Expenses including reductions[7]		0.62	0.34	0.32	0.31	0.31
Net investment income[2]		3.29	3.50	3.59	3.32	3.48
Portfolio turnover (%)		42	29	50	17	34

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3

The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Less than $500,000.
7	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.

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Multi-Asset High Income Fund Class R6 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$9.89	$9.68	$9.94	$9.76	$9.55
Net investment income[1,2]		0.35	0.34	0.37	0.33	0.34
Net realized and unrealized gain (loss) on investments		(0.11) [3]	0.22	(0.25)	0.21	0.35
Total from investment operations		0.24	0.56	0.12	0.54	0.69
Less distributions
From net investment income		(0.24)	(0.35)	(0.38)	(0.36)	(0.46)
From net realized gain		—	—	— [4]	— [4]	(0.02)
Total distributions		(0.24)	(0.35)	(0.38)	(0.36)	(0.48)
Net asset value, end of period		$9.89	$9.89	$9.68	$9.94	$9.76
Total return (%)[5]		2.46	5.94	1.20	5.73	7.62
Ratios and supplemental data
Net assets, end of period (in millions)		$— [6]	$— [6]	$— [6]	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions[7]		1.19	3.48	1.88	2.37	3.76
Expenses including reductions[7]		0.50	0.22	0.22	0.22	0.20
Net investment income[2]		3.45	3.53	3.69	3.42	3.57
Portfolio turnover (%)		42	29	50	17	34

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3

The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Less than $500,000.
7	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.

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Your account

Choosing an eligible share class

Class A and Class C shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.

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The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.25%

■	A 1.00% CDSC on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A and Class C shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

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How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	4.50	4.17
50,000–99,999	3.50	3.63
100,000–249,999	3.00	2.56
250,000 and over	See below	2.04
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

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Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code

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(the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. The minimum initial investments for each share class are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A and Class C shares or 888-972-8696 for Class I and Class R6 shares.

5	For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6	Make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

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Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

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Buying shares

Class A and Class C shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

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Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

32

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

33

Selling shares

Class A and Class C shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

34

Class A and Class C shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

35

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

36

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

37

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

38

Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

39

Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

40

uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can

41

disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits.
These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

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Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares income dividends monthly and pays them monthly. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same

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taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

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charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

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■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A and Class C shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I and Class R6 shares
By TTY: 800-231-5469 for Class A, Class C, Class I, and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 4480PN 1/1/21
SEC file number: 811-21779

John Hancock International Small Company Fund
Prospectus 1/1/21

Class A	JISAX
Class C	JISDX
Class I	JSCIX
Class R6	JHSMX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock International Small Company Fund

6	Principal investment strategies
7	Principal risks of investing
12	Who’s who
15	Financial highlights

18	Choosing an eligible share class
19	Class cost structure
20	How sales charges for Class A and Class C shares are calculated
20	Sales charge reductions and waivers
22	Opening an account
24	Buying shares
27	Selling shares
33	Transaction policies
36	Dividends and account policies
37	Additional investor services
38	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock International Small Company Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 20 to 22 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee	0.95	0.95	0.95	0.95
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.00
Other expenses	0.23	0.23	0.23	0.12
Total annual fund operating expenses	1.48	2.18	1.18	1.07
Contractual expense reimbursement[1]	-0.09	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.39	2.17	1.17	1.06
1	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class A shares in an amount equal to the amount by which expenses of Class A shares exceed 1.39% of average daily net assets attributable to the class. For purposes of this agreement, “expenses of Class A shares” means all expenses of the class (including fund expenses attributable to the class), excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R6
Shares		Sold	Not Sold
1 year	634	320	220	119	108
3 years	936	681	681	374	339
5 years	1,259	1,169	1,169	648	589
10 years	2,173	2,335	2,335	1,431	1,305
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-cap companies in the particular markets in which the fund invests. Based on market capitalization data as of October 31, 2020, the maximum market capitalization range of companies eligible for purchase by the fund was approximately $1.7 billion to $7.6 billion, depending on the country. The fund will primarily invest in a broad and diverse group of equity securities of foreign small companies in developed markets, but may also hold equity securities of companies located in emerging markets.
The fund invests its assets in securities listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country.
The manager measures company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the manager first ranks eligible companies based on market capitalizations and then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the fund with respect to each country or region. These thresholds will vary based on market conditions. The fund intends to use a market-capitalization-weighted approach in seeking to set country weights based on the relative market capitalizations of eligible small companies within each country (see below). Weightings of certain countries may vary from their weightings in published international indices.
The fund may also use derivatives such as futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. Futures contracts and options on futures contracts may be for foreign or U.S. equity securities and indices. The fund may also enter into forward currency contracts to facilitate settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or currency exchange. In addition to cash, money market instruments, and other short-term investments, the fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment, to maintain liquidity to pay redemptions, to make other anticipated cash payments, or for other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.
The fund does not seek current income as an investment objective and investments will not be based on an issuer’s dividend payment policy or record, although many of the companies in which the fund invests do pay dividends.
The manager will determine in its discretion when and whether to invest in countries that have been authorized by its Investment Committee, depending on a number of factors, including, but not limited to, asset growth in the fund, constraints imposed within markets authorized for investment, and other characteristics of each country’s markets. Other countries may be authorized for investment in the future. Although the manager does not intend to purchase securities not associated with markets authorized for investment, the fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the fund from time to time. Also, the fund may continue to hold investments in countries that are not currently designated as markets authorized for investment, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously authorized markets.
Market-capitalization-weighted approach
The fund uses market capitalization weighting to determine individual security weights and, where applicable, country or region weights. Market-capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market-capitalization weighting may be modified by the manager for a variety of reasons. The manager may adjust the representation in the fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, investment characteristics, and other factors that the manager determines to be appropriate. The manager may deviate from market-capitalization weighting to limit or fix the exposure of the fund to a particular country or issuer to a maximum proportion of fund assets. The manager may exclude the stock of a company that meets applicable market capitalization criterion if the manager determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market-capitalization weighting.
Country weights may be based on the total market capitalization of companies within each country and may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 7 of the prospectus.

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Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options on futures contracts, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The MSCI EAFE Small Cap Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class NAV and Class C shares commenced operations on May 1, 2006 and June 27, 2014, respectively. Class A and Class I shares commenced operations on June 27, 2013. Class R6 shares commenced operations on August 30, 2017. Returns shown prior to a class’s commencement date are those of Class NAV shares, except that they include any sales charges. Returns for Class A, Class C, Class I, and Class R6 shares would have been substantially similar to returns of Class NAV shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.

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Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -7.82%.
Best quarter: Q3 2010, 16.96%
Worst quarter: Q3 2011, -19.60%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	16.98	5.80	6.63
after tax on distributions	16.00	5.04	6.02
after tax on distributions, with sale	10.91	4.57	5.28
Class C	21.05	6.06	6.78
Class I	23.36	7.17	7.38
Class R6	23.48	7.28	7.47
MSCI World ex–USA Small Cap Index (reflects no deduction for fees, expenses, or taxes)	25.41	8.17	8.04
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses, or taxes)	24.96	8.85	8.74
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Dimensional Fund Advisors LP
Portfolio management

Jed S. Fogdall Senior Portfolio Manager and Vice President Managed the fund since 2010	Arun Keswani, CFA Senior Portfolio Manager and Vice President Managed the fund since 2015	Mary T. Phillips, CFA Senior Portfolio Manager and Vice President Managed the fund since 2017
Bhanu P. Singh Senior Portfolio Manager and Vice President Managed the fund since 2015
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class C, Class I and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C shares); 888-972-8696 (Class I and Class R6 shares).

4

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-cap companies in the particular markets in which the fund invests. Based on market capitalization data as of October 31, 2020, the maximum market capitalization range of companies eligible for purchase by the fund was approximately $1.7 billion to $7.6 billion, depending on the country. The fund will primarily invest in a broad and diverse group of equity securities of foreign small companies in developed markets, but may also hold equity securities of companies located in emerging markets.
The fund invests its assets in securities listed on bona fide securities exchanges or traded on the over-the-counter (OTC) markets, including securities listed or traded in the form of International Depositary Receipts (IDRs), American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs), and other similar securities, including dual-listed securities. Each of these securities may be traded within or outside the issuer’s domicile country.
The manager measures company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the manager first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The manager then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the fund with respect to each country or region. This threshold will vary by country or region, and dollar amounts will change due to market conditions.
The fund intends to purchase securities in each applicable country using a market-capitalization-weighted approach. The manager, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country. See “Market capitalization-weighted-approach” below. As a result, the weightings of certain countries in the fund may vary from their weightings in published international indices, such as those published by FTSE International, MSCI, or Citigroup.
The fund may also use derivatives, such as futures contracts, and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may enter into futures contracts and options on futures contracts for foreign or U.S. equity securities and indices. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or exchange of one foreign currency for another currency. In addition to cash, money market instruments, and other short-term investments, the fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions, making other anticipated cash payments, or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.
The fund does not seek current income as an investment objective and investments will not be based on an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income. The fund may focus its investments in a particular sector or sectors of the economy.
The manager will determine in its discretion when and whether to invest in countries that have been authorized for investment by its Investment Committee, depending on a number of factors, including, but not limited to, asset growth in the fund, constraints imposed within markets authorized for investment, and other characteristics of each country’s markets. The manager’s Investment Committee may authorize other countries for investment in the future. Although the manager does not intend to purchase securities not associated with markets authorized for investment, the fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the fund from time to time. Also, the fund may continue to hold investments in countries that are not currently designated as markets authorized for investment, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously authorized markets.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Market-capitalization-weighted approach
The fund structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market-capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market-capitalization weighting may be modified by the manager for a variety of reasons. The manager may adjust the representation in the fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, investment characteristics, and other factors that the manager determines to be appropriate. In assessing profitability, the manager may consider different ratios, such as those of earnings or profits from operations relative to book value or assets. The manager may deviate from market-capitalization weighting to limit or fix the exposure of the fund to a particular country or issuer to a maximum proportion of the assets of the fund. The manager may exclude the stock of a company that meets applicable market capitalization criteria if the manager determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market-capitalization weighting.
Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements. The weighting of certain countries will likely vary from their weighting in published international indices. Also, deviation from target weights may result from holding securities from countries that are no longer authorized for future investments.

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The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Credit and counterparty risk
This is the risk that the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”) or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations.
The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication

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errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to

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provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United

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States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its

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obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Options on futures. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options on futures. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk
The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
Quantitative modeling risk
Use of quantitative models carries the risk that the fund may underperform funds that do not utilize such models. The use of quantitative models may affect the fund’s exposure to certain sectors or types of investments and may impact the fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Successful application of a quantitative model is dependent on the subadvisor’s skill in building and implementing the model. For example, human judgment plays a role in building, utilizing, testing, modifying, and implementing the financial algorithms and formulas used in these models. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value. Quantitative models may not accurately predict future market movements or characteristics due to the fact that market performance can be affected by non-quantitative factors that are not easily integrated into quantitative analysis, among other factors.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

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Value investment style risk
Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average Daily Net Assets ($)	Annual Rate (%)
All asset levels	0.950
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.94% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion

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but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.25% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, Texas 78746
Dimensional was organized in 1981 as Dimensional Fund Advisors, Inc., a Delaware corporation, and in 2006, it converted its legal name and organizational form to Dimensional Fund Advisors LP, a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds. As of September 30, 2020, Dimensional and its advisory affiliates managed approximately $527 billion in assets under management.
Dimensional uses a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and trading personnel. The Investment Committee is comprised primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for funds managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.
In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding fund management, based on the parameters established by the Investment Committee. Dimensional has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Dimensional. For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Jed S. Fogdall

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2010

■	Joined Dimensional in 2004

Arun Keswani, CFA

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2015

■	Joined Dimensional in 2011

Mary T. Phillips, CFA

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2017

■	Joined Dimensional in 2012

Bhanu P. Singh

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2015

■	Joined Dimensional in 2003

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
Citibank, N.A.
388 Greenwich Street
New York, NY 10013
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.

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The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

International Small Company Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.08	$12.51	$12.33	$10.35	$9.87
Net investment income[1]		0.12	0.16	0.17	0.15	0.16
Net realized and unrealized gain (loss) on investments		0.62	(1.66)	0.22	2.03	0.43
Total from investment operations		0.74	(1.50)	0.39	2.18	0.59
Less distributions
From net investment income		(0.20)	(0.12)	(0.21)	(0.20)	(0.11)
From net realized gain		(0.24)	(0.81)	—	—	—
Total distributions		(0.44)	(0.93)	(0.21)	(0.20)	(0.11)
Net asset value, end of period		$10.38	$10.08	$12.51	$12.33	$10.35
Total return (%)[2,3]		7.13	(11.32)	3.11	21.56	6.01
Ratios and supplemental data
Net assets, end of period (in millions)		$52	$53	$55	$30	$12
Ratios (as a percentage of average net assets):
Expenses before reductions		1.48	1.48	1.49	1.50	1.48
Expenses including reductions		1.39	1.39	1.39	1.39	1.39
Net investment income		1.17	1.49	1.31	1.30	1.62
Portfolio turnover (%)		22	15	19	13	12
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

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International Small Company Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.09	$12.48	$12.31	$10.34	$9.87
Net investment income[1]		0.04	0.07	0.06	0.05	0.07
Net realized and unrealized gain (loss) on investments		0.60	(1.63)	0.23	2.05	0.44
Total from investment operations		0.64	(1.56)	0.29	2.10	0.51
Less distributions
From net investment income		(0.12)	(0.02)	(0.12)	(0.13)	(0.04)
From net realized gain		(0.24)	(0.81)	—	—	—
Total distributions		(0.36)	(0.83)	(0.12)	(0.13)	(0.04)
Net asset value, end of period		$10.37	$10.09	$12.48	$12.31	$10.34
Total return (%)[2,3]		6.24	(11.95)	2.31	20.54	5.16
Ratios and supplemental data
Net assets, end of period (in millions)		$1	$1	$2	$2	$3
Ratios (as a percentage of average net assets):
Expenses before reductions		2.18	2.18	2.19	2.20	2.18
Expenses including reductions		2.17	2.17	2.18	2.19	2.17
Net investment income		0.39	0.66	0.44	0.49	0.73
Portfolio turnover (%)		22	15	19	13	12
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

International Small Company Fund Class I Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.08	$12.51	$12.33	$10.35	$9.88
Net investment income[1]		0.13	0.13	0.09	0.17	0.12
Net realized and unrealized gain (loss) on investments		0.62	(1.60)	0.33	2.04	0.49
Total from investment operations		0.75	(1.47)	0.42	2.21	0.61
Less distributions
From net investment income		(0.22)	(0.15)	(0.24)	(0.23)	(0.14)
From net realized gain		(0.24)	(0.81)	—	—	—
Total distributions		(0.46)	(0.96)	(0.24)	(0.23)	(0.14)
Net asset value, end of period		$10.37	$10.08	$12.51	$12.33	$10.35
Total return (%)[2]		7.24	(11.07)	3.32	21.82	6.26
Ratios and supplemental data
Net assets, end of period (in millions)		$1	$2	$6	$51	$6
Ratios (as a percentage of average net assets):
Expenses before reductions		1.18	1.19	1.19	1.18	1.17
Expenses including reductions		1.17	1.19	1.18	1.18	1.16
Net investment income		1.27	1.24	0.75	1.55	1.28
Portfolio turnover (%)		22	15	19	13	12
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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International Small Company Fund Class R6 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17 [1]
Net asset value, beginning of period		$10.08	$12.51	$12.33	$12.21
Net investment income[2]		0.15	0.19	0.28	— [3]
Net realized and unrealized gain (loss) on investments		0.63	(1.65)	0.15	0.12
Total from investment operations		0.78	(1.46)	0.43	0.12
Less distributions
From net investment income		(0.24)	(0.16)	(0.25)	—
From net realized gain		(0.24)	(0.81)	—	—
Total distributions		(0.48)	(0.97)	(0.25)	—
Net asset value, end of period		$10.38	$10.08	$12.51	$12.33
Total return (%)[4]		7.45	(10.97)	3.41	0.98 [5]
Ratios and supplemental data
Net assets, end of period (in millions)		$63	$61	$68	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions		1.07	1.08	1.10	1.09 [7]
Expenses including reductions		1.06	1.07	1.09	1.08 [7]
Net investment income		1.51	1.80	2.17	10.62 [7]
Portfolio turnover (%)		22	15	19	13 [8]
1	The inception date for Class R6 shares is 8-30-17.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

17

Your account

Choosing an eligible share class

Class A and Class C shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.

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The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

■	A 1.00% CDSC on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A and Class C shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

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How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

20

Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code

21

(the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. The minimum initial investments for each share class are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A and Class C shares or 888-972-8696 for Class I and Class R6 shares.

5	For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6	Make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

22

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

23

Buying shares

Class A and Class C shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

24

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

25

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

26

Selling shares

Class A and Class C shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

27

Class A and Class C shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

28

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

29

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

30

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

33

uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can

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disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits.
These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

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Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each

36

shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7)
account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

39

charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

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■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

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Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

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Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A and Class C shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I and Class R6 shares
By TTY: 800-231-5469 for Class A, Class C, Class I, and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 4240PN 1/1/21
SEC file number: 811-21779

John Hancock International Small Company Fund
Prospectus 1/1/21

Class R2	–
Class R4	–
Class R5	–

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock International Small Company Fund

5	Principal investment strategies
6	Principal risks of investing
11	Who’s who
14	Financial highlights

15	Choosing an eligible share class
15	Class cost structure
16	Opening an account
16	Information for plan participants
16	Transaction policies
19	Dividends and account policies
20	Additional investor services
For more information See back cover

Fund summary

John Hancock International Small Company Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R5
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2	R4	R5
Management fee	0.95	0.95	0.95
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.00
Other expenses
Service plan fee	0.25	0.10	0.05
Additional other expenses	0.12	0.12	0.12
Total other expenses[1]	0.37	0.22	0.17
Total annual fund operating expenses	1.57	1.42	1.12
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.56	1.41	1.11
1	“Other expenses” have been estimated for the first year of operations of the fund’s Class R2, Class R4, and Class R5 shares.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R5
1 year	159	144	113
3 years	495	448	355
5 years	854	775	616
10 years	1,867	1,701	1,362
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-cap companies in the particular markets in which the fund invests. Based on market capitalization data as of October 31, 2020, the maximum market capitalization range of companies eligible for purchase by the fund was approximately $1.7 billion to $7.6 billion, depending on the country. The fund will primarily invest in a broad and diverse group of equity securities of foreign small companies in developed markets, but may also hold equity securities of companies located in emerging markets.
The fund invests its assets in securities listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country.

1

The manager measures company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the manager first ranks eligible companies based on market capitalizations and then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the fund with respect to each country or region. These thresholds will vary based on market conditions. The fund intends to use a market-capitalization-weighted approach in seeking to set country weights based on the relative market capitalizations of eligible small companies within each country (see below). Weightings of certain countries may vary from their weightings in published international indices.
The fund may also use derivatives such as futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. Futures contracts and options on futures contracts may be for foreign or U.S. equity securities and indices. The fund may also enter into forward currency contracts to facilitate settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or currency exchange. In addition to cash, money market instruments, and other short-term investments, the fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment, to maintain liquidity to pay redemptions, to make other anticipated cash payments, or for other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.
The fund does not seek current income as an investment objective and investments will not be based on an issuer’s dividend payment policy or record, although many of the companies in which the fund invests do pay dividends.
The manager will determine in its discretion when and whether to invest in countries that have been authorized by its Investment Committee, depending on a number of factors, including, but not limited to, asset growth in the fund, constraints imposed within markets authorized for investment, and other characteristics of each country’s markets. Other countries may be authorized for investment in the future. Although the manager does not intend to purchase securities not associated with markets authorized for investment, the fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the fund from time to time. Also, the fund may continue to hold investments in countries that are not currently designated as markets authorized for investment, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously authorized markets.
Market-capitalization-weighted approach
The fund uses market capitalization weighting to determine individual security weights and, where applicable, country or region weights. Market-capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market-capitalization weighting may be modified by the manager for a variety of reasons. The manager may adjust the representation in the fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, investment characteristics, and other factors that the manager determines to be appropriate. The manager may deviate from market-capitalization weighting to limit or fix the exposure of the fund to a particular country or issuer to a maximum proportion of fund assets. The manager may exclude the stock of a company that meets applicable market capitalization criterion if the manager determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market-capitalization weighting.
Country weights may be based on the total market capitalization of companies within each country and may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

2

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options on futures contracts, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The MSCI EAFE Small Cap Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class NAV shares commenced operations on May 1, 2006. Because Class R2, Class R4, and Class R5 shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class NAV shares. Returns for Class R2, Class R4, and Class R5 shares would have been substantially similar to returns of Class NAV shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R2 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

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Calendar year total returns (%)—Class R2

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -7.57%.
Best quarter: Q3 2010, 16.96%
Worst quarter: Q3 2011, -19.60%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class R2 (before tax)	23.39	7.27	7.46
after tax on distributions	21.69	5.89	6.42
after tax on distributions, with sale	14.24	5.20	5.60
Class R4	23.39	7.27	7.46
Class R5	23.39	7.27	7.46
MSCI World ex–USA Small Cap Index (reflects no deduction for fees, expenses, or taxes)	25.41	8.17	8.04
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses, or taxes)	24.96	8.85	8.74
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Dimensional Fund Advisors LP
Portfolio management

Jed S. Fogdall Senior Portfolio Manager and Vice President Managed the fund since 2010	Arun Keswani, CFA Senior Portfolio Manager and Vice President Managed the fund since 2015	Mary T. Phillips, CFA Senior Portfolio Manager and Vice President Managed the fund since 2017
Bhanu P. Singh Senior Portfolio Manager and Vice President Managed the fund since 2015
Purchase and sale of fund shares

There are no minimum initial or subsequent investment requirements for Class R2, Class R4 or Class R5 shares of the fund. Shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-cap companies in the particular markets in which the fund invests. Based on market capitalization data as of October 31, 2020, the maximum market capitalization range of companies eligible for purchase by the fund was approximately $1.7 billion to $7.6 billion, depending on the country. The fund will primarily invest in a broad and diverse group of equity securities of foreign small companies in developed markets, but may also hold equity securities of companies located in emerging markets.
The fund invests its assets in securities listed on bona fide securities exchanges or traded on the over-the-counter (OTC) markets, including securities listed or traded in the form of International Depositary Receipts (IDRs), American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs), and other similar securities, including dual-listed securities. Each of these securities may be traded within or outside the issuer’s domicile country.
The manager measures company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the manager first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The manager then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the fund with respect to each country or region. This threshold will vary by country or region, and dollar amounts will change due to market conditions.
The fund intends to purchase securities in each applicable country using a market-capitalization-weighted approach. The manager, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country. See “Market capitalization-weighted-approach” below. As a result, the weightings of certain countries in the fund may vary from their weightings in published international indices, such as those published by FTSE International, MSCI, or Citigroup.
The fund may also use derivatives, such as futures contracts, and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may enter into futures contracts and options on futures contracts for foreign or U.S. equity securities and indices. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or exchange of one foreign currency for another currency. In addition to cash, money market instruments, and other short-term investments, the fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions, making other anticipated cash payments, or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.
The fund does not seek current income as an investment objective and investments will not be based on an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income. The fund may focus its investments in a particular sector or sectors of the economy.
The manager will determine in its discretion when and whether to invest in countries that have been authorized for investment by its Investment Committee, depending on a number of factors, including, but not limited to, asset growth in the fund, constraints imposed within markets authorized for investment, and other characteristics of each country’s markets. The manager’s Investment Committee may authorize other countries for investment in the future. Although the manager does not intend to purchase securities not associated with markets authorized for investment, the fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the fund from time to time. Also, the fund may continue to hold investments in countries that are not currently designated as markets authorized for investment, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously authorized markets.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Market-capitalization-weighted approach
The fund structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market-capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market-capitalization weighting may be modified by the manager for a variety of reasons. The manager may adjust the representation in the fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, investment characteristics, and other factors that the manager determines to be appropriate. In assessing profitability, the manager may consider different ratios, such as those of earnings or profits from operations relative to book value or assets. The manager may deviate from market-capitalization weighting to limit or fix the exposure of the fund to a particular country or issuer to a maximum proportion of the assets of the fund. The manager may exclude the stock of a company that meets applicable market capitalization criteria if the manager determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market-capitalization weighting.
Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements. The weighting of certain countries will likely vary from their weighting in published international indices. Also, deviation from target weights may result from holding securities from countries that are no longer authorized for future investments.

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The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Credit and counterparty risk
This is the risk that the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”) or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations.
The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication

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errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to

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provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United

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States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its

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obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Options on futures. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options on futures. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk
The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
Quantitative modeling risk
Use of quantitative models carries the risk that the fund may underperform funds that do not utilize such models. The use of quantitative models may affect the fund’s exposure to certain sectors or types of investments and may impact the fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Successful application of a quantitative model is dependent on the subadvisor’s skill in building and implementing the model. For example, human judgment plays a role in building, utilizing, testing, modifying, and implementing the financial algorithms and formulas used in these models. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value. Quantitative models may not accurately predict future market movements or characteristics due to the fact that market performance can be affected by non-quantitative factors that are not easily integrated into quantitative analysis, among other factors.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

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Value investment style risk
Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average Daily Net Assets ($)	Annual Rate (%)
All asset levels	0.950
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.94% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion

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but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.25% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, Texas 78746
Dimensional was organized in 1981 as Dimensional Fund Advisors, Inc., a Delaware corporation, and in 2006, it converted its legal name and organizational form to Dimensional Fund Advisors LP, a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds. As of September 30, 2020, Dimensional and its advisory affiliates managed approximately $527 billion in assets under management.
Dimensional uses a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and trading personnel. The Investment Committee is comprised primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for funds managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.
In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding fund management, based on the parameters established by the Investment Committee. Dimensional has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Dimensional. For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Jed S. Fogdall

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2010

■	Joined Dimensional in 2004

Arun Keswani, CFA

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2015

■	Joined Dimensional in 2011

Mary T. Phillips, CFA

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2017

■	Joined Dimensional in 2012

Bhanu P. Singh

■	Senior Portfolio Manager and Vice President

■	Managed the fund since 2015

■	Joined Dimensional in 2003

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
Citibank, N.A.
388 Greenwich Street
New York, NY 10013
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.

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This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

Because Class R2, Class R4, and Class R5 shares of the fund had not commenced operations as of the last reporting period, this table details the financial performance of Class NAV shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Because Class R2, Class R4, and Class R5 shares have different expenses than Class NAV shares, financial highlights for Class R2, Class R4, and Class R5 shares would have differed.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

International Small Company Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.08	$12.51	$12.33	$10.35	$9.88
Net investment income[1]		0.15	0.21	0.20	0.18	0.18
Net realized and unrealized gain (loss) on investments		0.63	(1.67)	0.23	2.04	0.44
Total from investment operations		0.78	(1.46)	0.43	2.22	0.62
Less distributions
From net investment income		(0.24)	(0.16)	(0.25)	(0.24)	(0.15)
From net realized gain		(0.24)	(0.81)	—	—	—
Total distributions		(0.48)	(0.97)	(0.25)	(0.24)	(0.15)
Net asset value, end of period		$10.38	$10.08	$12.51	$12.33	$10.35
Total return (%)[2]		7.47	(10.96)	3.42	21.96	6.36
Ratios and supplemental data
Net assets, end of period (in millions)		$684	$637	$499	$531	$532
Ratios (as a percentage of average net assets):
Expenses before reductions		1.05	1.07	1.08	1.08	1.05
Expenses including reductions		1.05	1.06	1.07	1.07	1.05
Net investment income		1.53	1.97	1.56	1.61	1.79
Portfolio turnover (%)		22	15	19	13	12
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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Your account

Choosing an eligible share class

Class R2, Class R4, and Class R5 shares are available to certain types of investors, as noted below:

■	Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■	Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■	Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R2, Class R4, and Class R5 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.
Class cost structure

Class R2, Class R4, and Class R5 shares of the fund are sold without any front-end or deferred sales charges. Each of Class R2, Class R4, and Class R5 shares has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Class R5 shares do not pay any fees under their Rule 12b-1 plan.
Class R2 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.25%

Class R4 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.25%

Class R5 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Class R service plan
In addition to the Rule 12b-1 plan, the fund has adopted service plans for Class R2, Class R4 and Class R5 shares, which authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R2 shares, 0.10% for Class R4 shares, and 0.05% for Class R5 shares.
The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additional payments to financial intermediaries
Class R2, Class R4, and Class R5 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those

15

disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. There is no minimum initial investment to purchase Class R2, Class R4, or Class R5 shares. There are no subsequent investment requirements for these share classes.

4	Eligible retirement plans generally may open an account and purchase Class R2, Class R4, or Class R5 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2, Class R4, or Class R5 shares of the fund. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.
Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted

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based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through

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the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange your Class R2, Class R4, or Class R5 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares. The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into Class R2, Class R4, or Class R5 shares, as applicable.
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or

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prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
In general, you will receive account statements from your plan’s recordkeeper. Every year you should also receive, if applicable, a Form 1099 tax information statement mailed by February 15 by your plan’s recordkeeper.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

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Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Additional investor services

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By phone: 888-972-8696
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 424RPN 1/1/21
SEC file number: 811-21779

John Hancock Multi-Index Lifestyle Portfolios
Prospectus 1/1/21

	Class A	Class I	Class R2	Class R4	Class R5
Multi-Index Lifestyle Aggressive Portfolio	—	—	—	—	—
Multi-Index Lifestyle Growth Portfolio	—	—	—	—	—
Multi-Index Lifestyle Balanced Portfolio	—	—	—	—	—
Multi-Index Lifestyle Moderate Portfolio	—	—	—	—	—
Multi-Index Lifestyle Conservative Portfolio	—	—	—	—	—

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Multi-Index Lifestyle Aggressive Portfolio
7	John Hancock Multi-Index Lifestyle Growth Portfolio
13	John Hancock Multi-Index Lifestyle Balanced Portfolio
19	John Hancock Multi-Index Lifestyle Moderate Portfolio
25	John Hancock Multi-Index Lifestyle Conservative Portfolio

31	Principal investment strategies
32	Other permitted investments
32	Principal risks of investing in the funds of funds
39	Principal risks of investing in the underlying funds
46	Who’s who
49	Financial highlights
51	Underlying fund information

54	Choosing an eligible share class
54	Class cost structure
55	How sales charges for Class A shares are calculated
56	Sales charge reductions and waivers
58	Opening an account
58	Information for plan participants
59	Buying shares
61	Selling shares
65	Transaction policies
68	Dividends and account policies
69	Additional investor services
70	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Multi-Index Lifestyle Aggressive Portfolio
Investment objective

To seek long-term growth of capital. Current income is not a consideration.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 56 to 58 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5
Management fee	0.19	0.19	0.19	0.19	0.19
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10	0.05
Additional other expenses	0.19	0.19	0.07	0.07	0.07
Total other expenses[1]	0.19	0.19	0.32	0.17	0.12
Acquired fund fees and expenses[2]	0.39	0.39	0.39	0.39	0.39
Total annual fund operating expenses[3]	1.07	0.77	1.15	1.00	0.70
Contractual expense reimbursement[4]	-0.01	-0.01	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.06	0.76	1.14	0.99	0.69
1	“Other expenses” have been estimated for the first year of operations of the fund’s Class A, Class I, Class R2, Class R4, and Class R5 shares.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average daily net assets of the fund. For purposes of this agreement, “other expenses of the fund” means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5
1 year	603	78	116	101	70
3 years	822	245	364	317	223
5 years	1,060	427	632	551	389
10 years	1,740	953	1,397	1,224	870

1

PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.
The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 32 of the prospectus.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

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Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

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Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The fund’s custom blended benchmark comprises 70% Russell 3000 Index/30% MSCI ACWI ex-USA Index and shows how the fund’s performance compares against the returns of similar investments. Performance information is

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updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, and Class R5) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 shares commenced operations on December 30, 2013. Because Class A, Class I, Class R2, Class R4, and Class R5 shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class 1 shares, except that they include any sales charges. Returns for Class A, Class I, Class R2, Class R4, and Class R5 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -0.94%.
Best quarter: Q1 2019, 12.62%
Worst quarter: Q4 2018, -13.23%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class A (before tax)	19.59	7.39	8.33
after tax on distributions	16.77	5.49	6.61
after tax on distributions, with sale	13.01	5.26	6.09
Class I	25.88	8.49	8.33
Class R2	25.88	8.49	8.33
Class R4	25.88	8.49	8.33
Class R5	25.88	8.49	8.33
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	22.01	5.67	3.90
Russell 3000 Index/MSCI ACWI ex–USA Index (reflects no deduction for fees, expenses, or taxes)	28.13	9.55	9.26
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013

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Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. There are no subsequent minimum investment requirements for any of these share classes.
Class A and Class I shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I shares). Class R2, Class R4 and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index Lifestyle Growth Portfolio
Investment objective

To seek long-term growth of capital. Current income is also a consideration.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 56 to 58 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5
Management fee	0.26	0.26	0.26	0.26	0.26
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10	0.05
Additional other expenses	0.16	0.16	0.05	0.05	0.05
Total other expenses[1]	0.16	0.16	0.30	0.15	0.10
Acquired fund fees and expenses[2]	0.34	0.34	0.34	0.34	0.34
Total annual fund operating expenses[3]	1.06	0.76	1.15	1.00	0.70
1	“Other expenses” have been estimated for the first year of operations of the fund’s Class A, Class I, Class R2, Class R4, and Class R5 shares.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5
1 year	603	78	117	102	72
3 years	820	243	365	318	224
5 years	1,056	422	633	552	390
10 years	1,729	942	1,398	1,225	871
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.

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Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 20% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 80% of its assets in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.
The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 32 of the prospectus.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
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Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

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Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The fund’s custom blended benchmark comprises 56% Russell 3000 Index/24% MSCI ACWI ex-USA Index/4% ICE Bank of America U.S. High Yield Index/16% Bloomberg Barclays U.S. Aggregate Bond Index and shows how the fund’s performance compares against the returns of similar investments. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, and Class R5) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 shares commenced operations on December 30, 2013. Because Class A, Class I, Class R2, Class R4, and Class R5 shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class 1 shares, except that they include any sales charges. Returns for Class A, Class I, Class R2, Class R4, and Class R5 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio

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of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 0.52%.
Best quarter: Q1 2019, 10.78%
Worst quarter: Q4 2018, -10.63%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class A (before tax)	16.40	6.38	7.40
after tax on distributions	13.93	4.67	5.86
after tax on distributions, with sale	10.77	4.46	5.35
Class I	22.53	7.47	7.40
Class R2	22.53	7.47	7.40
Class R4	22.53	7.47	7.40
Class R5	22.53	7.47	7.40
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.54
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	24.43	8.47	8.29
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. There are no subsequent minimum investment requirements for any of these share classes.
Class A and Class I shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I shares). Class R2, Class R4 and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index Lifestyle Balanced Portfolio
Investment objective

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 56 to 58 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5
Management fee	0.32	0.32	0.32	0.32	0.32
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10	0.05
Additional other expenses	0.17	0.17	0.05	0.05	0.05
Total other expenses[1]	0.17	0.17	0.30	0.15	0.10
Acquired fund fees and expenses[2]	0.28	0.28	0.28	0.28	0.28
Total annual fund operating expenses[3]	1.07	0.77	1.15	1.00	0.70
1	“Other expenses” have been estimated for the first year of operations of the fund’s Class A, Class I, Class R2, Class R4, and Class R5 shares.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5
1 year	604	79	117	102	72
3 years	823	246	365	318	224
5 years	1,061	428	633	552	390
10 years	1,740	954	1,398	1,225	871
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.

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Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 40% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 60% of its assets in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.
The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 32 of the prospectus.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

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Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

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Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The fund’s custom blended benchmark comprises 42% Russell 3000 Index/18% MSCI ACWI ex-USA Index/32% Bloomberg Barclays U.S. Aggregate Bond Index/8% ICE Bank of America U.S. High Yield Index and shows how the fund’s performance compares against the returns of similar investments. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, and Class R5) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 shares commenced operations on December 30, 2013. Because Class A, Class I, Class R2, Class R4, and Class R5 shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class 1 shares, except that they include any sales charges. Returns for Class A, Class I, Class R2, Class R4, and Class R5 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio

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of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.58%.
Best quarter: Q1 2019, 9.12%
Worst quarter: Q4 2018, -8.19%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class A (before tax)	13.46	5.38	6.46
after tax on distributions	11.31	3.78	4.98
after tax on distributions, with sale	8.73	3.65	4.54
Class I	19.43	6.47	6.46
Class R2	19.43	6.47	6.46
Class R4	19.43	6.47	6.46
Class R5	19.43	6.47	6.46
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.54
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	20.75	7.34	7.27
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. There are no subsequent minimum investment requirements for any of these share classes.
Class A and Class I shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I shares). Class R2, Class R4 and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index Lifestyle Moderate Portfolio
Investment objective

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 56 to 58 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5
Management fee	0.38	0.38	0.38	0.38	0.38
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00
Other expense
Service plan fee	0.00	0.00	0.25	0.10	0.05
Additional other expenses	0.19	0.19	0.08	0.08	0.08
Total other expenses[1]	0.19	0.19	0.33	0.18	0.13
Acquired fund fees and expenses[2]	0.23	0.23	0.23	0.23	0.23
Total annual fund operating expenses[3]	1.10	0.80	1.19	1.04	0.74
Contractual expense reimbursement[4]	-0.01	-0.01	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.09	0.79	1.18	1.03	0.73
1	“Other expenses” have been estimated for the first year of operations of the fund’s Class A, Class I, Class R2, Class R4, and Class R5 shares.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average daily net assets of the fund. For purposes of this agreement, “other expenses of the fund” means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5
1 year	606	81	120	105	75
3 years	831	254	377	330	236
5 years	1,075	443	653	573	410
10 years	1,772	989	1,442	1,270	917

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PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.
The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in equity securities, fixed-income security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 32 of the prospectus.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

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Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

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Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The fund’s custom blended benchmark comprises 28% Russell 3000 Index/12% MSCI ACWI ex-USA Index/48% Bloomberg Barclays U.S. Aggregate Bond Index/12% ICE Bank of America U.S. High Yield Index and shows how the fund’s performance compares against the returns of similar investments. Performance information is updated daily, monthly, and quarterly and may be obtained at

22

our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, and Class R5) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 shares commenced operations on December 30, 2013. Because Class A, Class I, Class R2, Class R4, and Class R5 shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class 1 shares, except that they include any sales charges. Returns for Class A, Class I, Class R2, Class R4, and Class R5 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.52%.
Best quarter: Q1 2019, 7.45%
Worst quarter: Q4 2018, -5.41%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class A (before tax)	10.38	4.30	5.41
after tax on distributions	8.53	2.86	4.06
after tax on distributions, with sale	6.66	2.80	3.70
Class I	16.19	5.38	5.41
Class R2	16.19	5.38	5.41
Class R4	16.19	5.38	5.41
Class R5	16.19	5.38	5.41
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.54
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	17.10	6.17	6.21
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013

23

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. There are no subsequent minimum investment requirements for any of these share classes.
Class A and Class I shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I shares). Class R2, Class R4 and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index Lifestyle Conservative Portfolio
Investment objective

To seek a high level of current income with some consideration given to growth of capital.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 56 to 58 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5
Management fee	0.44	0.44	0.44	0.44	0.44
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10	0.05
Additional other expenses	0.21	0.21	0.10	0.10	0.10
Total other expenses[1]	0.21	0.21	0.35	0.20	0.15
Acquired fund fees and expenses[2]	0.16	0.16	0.16	0.16	0.16
Total annual fund operating expenses[3]	1.11	0.81	1.20	1.05	0.75
Contractual expense reimbursement[4]	-0.03	-0.03	-0.03	-0.03	-0.03
Total annual fund operating expenses after expense reimbursements	1.08	0.78	1.17	1.02	0.72
1	“Other expenses” have been estimated for the first year of operations of the fund’s Class A, Class I, Class R2, Class R4, and Class R5 shares.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average daily net assets of the fund. For purposes of this agreement, “other expenses of the fund” means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5
1 year	605	80	119	104	74
3 years	832	256	378	331	237
5 years	1,078	447	657	576	414
10 years	1,782	999	1,452	1,280	928

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PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.
The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in equity securities, fixed-income security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 32 of the prospectus.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

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Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

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Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The fund’s custom blended benchmark comprises 14% Russell 3000 Index/6% MSCI ACWI ex-USA Index/64% Bloomberg Barclays U.S. Aggregate Bond Index/16% ICE Bank of America U.S. High Yield Index and shows how the fund’s performance compares against the returns of similar investments. Performance information is updated daily, monthly, and quarterly and may be obtained at

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our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, and Class R5) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 shares commenced operations on December 30, 2013. Because Class A, Class I, Class R2, Class R4, and Class R5 shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class 1 shares, except that they include any sales charges. Returns for Class A, Class I, Class R2, Class R4, and Class R5 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.78%.
Best quarter: Q1 2019, 5.69%
Worst quarter: Q4 2018, -2.80%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class A (before tax)	7.19	3.16	4.38
after tax on distributions	5.72	1.90	3.17
after tax on distributions, with sale	4.48	1.92	2.90
Class I	12.83	4.22	4.38
Class R2	12.83	4.22	4.38
Class R4	12.83	4.22	4.38
Class R5	12.83	4.22	4.38
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.54
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	13.47	4.95	5.11
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013

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Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. There are no subsequent minimum investment requirements for any of these share classes.
Class A and Class I shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I shares). Class R2, Class R4 and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Multi-Index Lifestyle Aggressive Portfolio Investment Objective: To seek long-term growth of capital. Current income is not a consideration.
Multi-Index Lifestyle Growth Portfolio Investment Objective: To seek long-term growth of capital. Current income is also a consideration.
Multi-Index Lifestyle Balanced Portfolio Investment Objective: To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Multi-Index Lifestyle Moderate Portfolio Investment Objective: To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Multi-Index Lifestyle Conservative Portfolio Investment Objective: To seek a high level of current income with some consideration given to growth of capital.

The Board of Trustees can change a fund’s investment objective and strategy without shareholder approval.
Each fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 100% of its assets in underlying funds.
For each fund, variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality in which the funds of funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic and international securities (including emerging-market securities). Although variations beyond the 10% range are generally not permitted, the managers may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its goal.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. The managers may, from time to time, change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for each fund will be directed to its underlying funds that most deviate from target.
Each fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Underlying funds include exchange-traded funds (ETFs), and each fund may invest a significant portion of its assets in ETFs. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds in which the fund invests focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government issued, domestic, and international securities.
Each fund may invest in affiliated and unaffiliated investment companies. In addition to investing in ETFs, each fund may also invest in U.S. government securities and derivatives, such as credit default swaps and options on equity index futures, interest rate swaps, and foreign currency forward contracts. Each fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments. Each fund may directly invest in exchange-traded notes (ETNs). Each fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, mortgage-backed and asset-backed securities, closed-end funds, partnerships, and short-selling securities.
Because investors have different investment goals, risk tolerances, investment time horizons, and financial circumstances, the funds offer five distinct, comprehensive investment programs designed for differing investment orientations. Each fund has a target percentage allocation between two kinds of underlying funds: those that invest primarily in equity securities and those that invest primarily in fixed-income securities.
Target allocation among underlying funds (%)

Portfolio	Equity funds	Fixed-income funds
Multi-Index Lifestyle Aggressive Portfolio	100	—
Multi-Index Lifestyle Growth Portfolio	80	20
Multi-Index Lifestyle Balanced Portfolio	60	40
Multi-Index Lifestyle Moderate Portfolio	40	60
Multi-Index Lifestyle Conservative Portfolio	20	80
The funds offer a number of share classes, which have different expense and distribution or shareholder service arrangements. Each fund, however, generally invests in Class NAV shares of the affiliated underlying funds. Class NAV shares are sold without any sales charge and are not subject to distribution or Rule 12b-1 fees. The funds may also invest in classes of shares of unaffiliated funds that are similar to Class NAV shares.
Each fund is monitored daily. To maintain target allocations in the underlying funds, daily cash flow for each fund will be directed to its underlying funds that most deviate from target allocations. The managers may, from time to time, rebalance a fund’s investment allocation to maintain its target allocations. Adjustments may be made to increase or reduce the percentage of assets invested in any specific underlying funds held by a fund or to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager. In addition, changes to a fund’s investments may be made to reflect fundamental changes in the investment environment or to increase or decrease the fund’s holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed-income securities.

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The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Each fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
A fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
Each fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that a fund is in a defensive position, its ability to achieve its investment objective will be limited.
Asset allocation management
Subject to the limitations described above, each fund may, at any time, invest any percentage of its assets in any of the different investments described above. The manager may, from time to time, adjust the percentage of assets invested in any specific investment held by a fund. Such adjustments may be made, for example, to increase or decrease the fund’s holdings of particular asset classes, to adjust fund quality or the duration of fixed-income securities, or to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager. In addition, changes may be made to reflect fundamental changes in the investment environment.
Other permitted investments

The funds of funds may directly:

■	purchase U.S. government securities and short-term paper;

■	purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended;

■	purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the advisor is not the same as, or affiliated with, the advisor to the fund, including ETFs;

■	purchase ETNs;

■	invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, mid-, and small-capitalization companies in both developed (including the United States) and emerging markets;

■	invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation-protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed markets (including the United States) and emerging markets, and may include fixed-income securities rated below investment grade;

■	purchase securities of registered closed-end investment companies that are part of the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended;

■	invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds;

■	make short sales of securities (borrow and sell securities not owned by the fund), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security; and

■	invest in qualified publicly traded partnerships and other publicly traded partnerships that, at the time of investment, the advisor believes will primarily generate only income for purposes of qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended, including such publicly traded partnerships that invest principally in commodities or commodity-linked derivatives (with the prior approval of the advisor’s Complex Securities Committee).

The funds may use various investment strategies such as hedging and other related transactions. For example, a fund may use derivative instruments (such as options, futures, and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. The funds also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments, including those linked to physical commodities. Please refer to “Hedging and other strategic transactions risk” in the Statement of Additional Information (SAI).
Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute qualifying income to a regulated investment company, no fund is permitted to invest directly in such instruments unless the manager obtains prior written approval from the advisor’s Complex Securities Committee. See “Additional information concerning taxes” in the SAI.
Principal risks of investing in the funds of funds

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which each fund itself is regulated. Such legislation or regulation could limit or preclude each fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S.

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government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and each fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from each fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of each fund’s portfolio holdings. Furthermore, volatile financial markets can expose each fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by each fund.
The principal risks of investing in each fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the funds’ Statement of Additional Information (SAI).
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

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A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and

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pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. An ETF has its own fees and expenses, which are indirectly borne by the fund. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV.
Exchange-traded notes (ETNs) risk
ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer’s credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.

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The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Fund of funds risk
The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses, and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.
Affiliated subadvised fund conflicts of interest risk
The subadvisor may allocate the fund’s assets without limit to underlying funds managed by the subadvisor and/or other affiliated subadvisors (affiliated subadvised funds). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the subadvisor to allocate assets to the subadvisor and other affiliated subadvised funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the subadvisor and other affiliated subadvisors of affiliated subadvised funds benefit from the subadvisor’s allocations of fund assets to such funds through the additional subadvisory fees they earn on such allocated fund assets. The subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to affiliated subadvised funds on this basis without regard to any such economic incentive. As part of its oversight of the fund and the subadvisor, the advisor will monitor to ensure that allocations are conducted in accordance with these principles.
Multi-manager risk; limited universe of subadvisors and underlying funds
The fund’s ability to achieve its investment objective depends upon the subadvisor’s skill in determining the fund’s strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund’s performance could be substantially dependent on the performance of these subadvisors. Similarly, the subadvisor’s allocation of a fund of fund’s assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.
Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the

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potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

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Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Investment company securities risk
A fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of

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mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Short sales risk
The funds may make short sales of securities. This means the fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. A fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.
Until the fund closes its short position or replaces a borrowed security, the fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. The need to maintain cash or other liquid assets in segregated accounts could limit the fund’s ability to pursue other opportunities as they arise.
Principal risks of investing in the underlying funds

By owning shares of underlying funds, the fund indirectly invests, to varying degrees, in equity securities of U.S. companies, including small- and medium-sized companies and in fixed-income securities. Many of the underlying funds also invest in foreign securities. In addition, most of the underlying funds may invest in derivatives. To the extent that the fund invests directly in these securities or investments, the fund will be subject to the same risks. In this section, an underlying fund is referred to as a fund.
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade

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securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in

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the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

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Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in

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such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on the portfolio manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if a portfolio manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to the fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the fund to various securities, markets, and currencies without the fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in the fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments a fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its

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obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the managers intend to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. A fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a portfolio manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that a fund may utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. These risks apply to all funds that invest in securities of companies with large market capitalizations. Market capitalizations of companies change over time. A fund may not be obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead

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to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.

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The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Who’s who

The following are the names of the various entities involved with each fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee each fund’s business activities and retain the services of the various firms that carry out the funds’ operations.
Investment advisor
The investment advisor manages the funds’ business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the funds. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the funds’ portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing

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the investment and reinvestment of the funds’ portfolio assets through proactive oversight and monitoring of a subadvisor and the funds, as described in further detail below. The advisor is responsible for developing overall investment strategies for the funds and overseeing and implementing the funds’ continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the funds; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The funds rely on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The funds, therefore, are able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the funds (other than by reason of serving as a subadvisor to the funds), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fees
Each fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee has two components: (1) a fee on assets invested in a fund of John Hancock Funds II (JHF II) or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of JHF II or JHF III (other assets).
The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any applicable fund identified in the advisory agreement), determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Advisory fee on assets invested in a fund of JHF II and JHF III

	First $7.5 billion (%)	Excess over $7.5 billion (%)
Each Multi-Index Lifestyle Portfolio	0.050	0.040
The fee on other assets is stated as an annual percentage of the current value of the aggregate net assets of the fund (together with the assets of any applicable fund identified in the advisory agreement), determined in accordance with the following schedule.
Advisory fee on other assets

	First $7.5 billion (%)	Excess over $7.5 billion (%)
Each Multi-Index Lifestyle Portfolio	0.500	0.490
During their most recent fiscal year, the funds paid to the investment advisor management fees, including any waivers or reimbursements, as follows:
Multi-Index Lifestyle Aggressive Portfolio: 0.19%
Multi-Index Lifestyle Growth Portfolio: 0.26%
Multi-Index Lifestyle Balanced Portfolio: 0.32%
Multi-Index Lifestyle Moderate Portfolio: 0.36%
Multi-Index Lifestyle Conservative Portfolio: 0.41%
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in each fund’s most recent annual shareholder report for the period ended August 31.
The subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, Manulife Financial Corporation, as the parent company of the subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisor. Accordingly, there is a conflict of interest in that there is an incentive for the subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, the subadvisor has a duty to allocate assets to an affiliated subadvised fund (and to affiliated underlying funds more broadly) only when the subadvisor believes it is in the best interests of fund shareholders, without regard to any economic incentive. As part of its oversight of the funds and the subadvisor, the advisor will monitor to ensure that allocations and the subadvisor’s compensation practices are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.
Additional information about fund expenses
Each fund’s annual operating expenses will likely vary throughout the period and from year to year. Each fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
The advisor contractually agrees to reduce its management fee and/or make payment to a fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average daily net assets of the fund. For purposes of this agreement, “other expenses of the fund” means all of the expenses of the fund, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor has voluntarily agreed to reduce its management fee for each fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.10% of the average daily net assets (on an annualized basis) of the fund. “Expenses” means all the expenses

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of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) Rule 12b-1 fees, (g) transfer agent fees and service fees, (h) underlying fund expenses (acquired fund fees), and (i) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the advisor on notice to the fund.
The advisor voluntarily agrees to waive its advisory fee for each fund so that the aggregate advisory fee retained by the advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the fund’s first $7.5 billion of average net assets and 0.49% of the fund’s average net assets in excess of $7.5 billion. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the funds’ portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the leaders of the subadvisor’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of each fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the funds, see the SAI.
Robert E. Sykes, CFA

■	Managing Director and Portfolio Manager, Asset Allocation Team

■	Portfolio Manager of the funds since 2018

■	Joined Manulife IM (US) in 2008

■	Began business career in 2001

Nathan W. Thooft, CFA

■	Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation

■	Portfolio Manager of the funds since 2013

■	Joined Manulife IM (US) in 2008

■	Began business career in 2000

Custodian
The custodian holds the funds’ assets, settles all portfolio trades, and collects most of the valuation data required for calculating the funds’ net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111
Principal distributor
The principal distributor markets the funds and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
Each fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
This prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. Each of this prospectus, the SAI, or any contract that is an exhibit to the funds’ registration statement, is not intended to, nor does it, give rise to an agreement or contract between the funds and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.
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Financial highlights

Because Class A, Class I, Class R2, Class R4, and Class R5 shares of the funds had not commenced operations as of the last reporting period, this table details the financial performance of Class 1 shares of the funds, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Because Class A, Class I, Class R2, Class R4, and Class R5 shares have different expenses than Class 1 shares, financial highlights for Class A, Class I, Class R2, Class R4, and Class R5 shares would have differed.
The financial statements of the funds as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the funds’ independent registered public accounting firm. The report of PwC, along with the funds’ financial statements in the funds’ annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the funds’ most recent annual report are available upon request.
Multi-Index Lifestyle Aggressive Portfolio Class 1 shares

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	11.56	0.21 [3]	1.27	1.48	(0.23)	(0.88)	(1.11)	11.93	12.98	0.30 [4]	0.29 [4]	1.90 [3]	379	21
08-31-2019	13.12	0.19 [3]	(0.51)	(0.32)	(0.20)	(1.04)	(1.24)	11.56	(1.01)	0.29 [4]	0.29 [4]	1.61 [3]	336	14
08-31-2018	12.31	0.19 [3]	1.34	1.53	(0.20)	(0.52)	(0.72)	13.12	12.69	0.29 [4]	0.29 [4]	1.52 [3]	324	15
08-31-2017	10.94	0.16 [3]	1.55	1.71	(0.18)	(0.16)	(0.34)	12.31	16.04	0.31 [4]	0.29 [4]	1.37 [3]	245	13
08-31-2016	10.19	0.13 [3]	0.81	0.94	(0.15)	(0.04)	(0.19)	10.94	9.30	0.35 [4]	0.29 [4]	1.42 [3]	105	14
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5.	Less than $500,000.
Multi-Index Lifestyle Growth Portfolio Class 1 shares

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	11.54	0.24 [3]	1.10	1.34	(0.26)	(0.67)	(0.93)	11.95	11.86	0.34 [4]	0.34 [4]	2.10 [3]	887	32
08-31-2019	12.54	0.22 [3]	(0.20)	0.02	(0.23)	(0.79)	(1.02)	11.54	1.27	0.34 [4]	0.34 [4]	1.96 [3]	823	13
08-31-2018	12.01	0.22 [3]	0.93	1.15	(0.21)	(0.41)	(0.62)	12.54	9.75	0.34 [4]	0.34 [4]	1.83 [3]	756	16
08-31-2017	10.96	0.19 [3]	1.18	1.37	(0.20)	(0.12)	(0.32)	12.01	12.78	0.34 [4]	0.34 [4]	1.67 [3]	611	15
08-31-2016	10.24	0.16 [3]	0.75	0.91	(0.16)	(0.03)	(0.19)	10.96	8.92	0.36 [4]	0.35 [4]	1.71 [3]	277	11
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

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Multi-Index Lifestyle Balanced Portfolio Class 1 shares

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	11.26	0.25 [3]	0.88	1.13	(0.26)	(0.48)	(0.74)	11.65	10.36	0.41 [4]	0.41 [4]	2.26 [3]	931	42
08-31-2019	11.78	0.25 [3]	0.05	0.30	(0.26)	(0.56)	(0.82)	11.26	3.31	0.40 [4]	0.40 [4]	2.30 [3]	891	21
08-31-2018	11.48	0.24 [3]	0.58	0.82	(0.23)	(0.29)	(0.52)	11.78	7.25	0.40 [4]	0.40 [4]	2.06 [3]	865	17
08-31-2017	10.78	0.21 [3]	0.81	1.02	(0.22)	(0.10)	(0.32)	11.48	9.75	0.40 [4]	0.40 [4]	1.90 [3]	719	22
08-31-2016	10.17	0.20 [3]	0.64	0.84	(0.21)	(0.02)	(0.23)	10.78	8.44	0.41 [4]	0.41 [4]	2.09 [3]	350	11
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5.	Less than $500,000.
Multi-Index Lifestyle Moderate Portfolio Class 1 shares

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	11.08	0.26 [3]	0.66	0.92	(0.28)	(0.32)	(0.60)	11.40	8.54	0.49 [4]	0.48 [4]	2.41 [3]	257	48
08-31-2019	11.14	0.27 [3]	0.29	0.56	(0.28)	(0.34)	(0.62)	11.08	5.64	0.48 [4]	0.48 [4]	2.55 [3]	262	21
08-31-2018	11.07	0.25 [3]	0.22	0.47	(0.24)	(0.16)	(0.40)	11.14	4.34	0.49 [4]	0.48 [4]	2.28 [3]	239	20
08-31-2017	10.67	0.23 [3]	0.46	0.69	(0.23)	(0.06)	(0.29)	11.07	6.61	0.50 [4]	0.47 [4]	2.10 [3]	198	24
08-31-2016	10.12	0.22 [3]	0.59	0.81	(0.24)	(0.02)	(0.26)	10.67	8.13	0.55 [4]	0.47 [4]	2.37 [3]	88	15
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Multi-Index Lifestyle Conservative Portfolio Class 1 shares

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	10.83	0.27 [3]	0.50	0.77	(0.27)	(0.15)	(0.42)	11.18	7.33	0.57 [4]	0.54 [4]	2.50 [3]	199	57
08-31-2019	10.56	0.28 [3]	0.43	0.71	(0.28)	(0.16)	(0.44)	10.83	7.05	0.55 [4]	0.54 [4]	2.73 [3]	184	21
08-31-2018	10.74	0.25 [3]	(0.09)	0.16	(0.24)	(0.10)	(0.34)	10.56	1.57	0.57 [4]	0.54 [4]	2.41 [3]	156	24
08-31-2017	10.65	0.23 [3]	0.16	0.39	(0.23)	(0.07)	(0.30)	10.74	3.82	0.59 [4]	0.54 [4]	2.19 [3]	130	36
08-31-2016	10.13	0.22 [3]	0.54	0.76	(0.23)	(0.01)	(0.24)	10.65	7.68	0.63 [4]	0.53 [4]	2.43 [3]	74	21
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

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Underlying fund information

The funds invest primarily in underlying funds. Therefore, each fund’s investment performance is directly related to the investment performance of the underlying funds. Information regarding the underlying funds is available in the applicable underlying fund’s prospectus and SAI. This prospectus is not an offer for any of the underlying funds. For copies of the prospectuses of the John Hancock underlying funds, which contain this and other information, visit our website at jhinvestments.com.
As of September 30, 2020, the funds allocated assets to the underlying funds stated below.

Multi-Index Lifestyle Aggressive Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Select Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.

Multi-Index Lifestyle Growth Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Select Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond Index ETF	Vanguard
JPM EM Local Currency Bond ETF	Van Eck Associates, Inc. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Bond ETF	Vanguard
Short-Term Corporate Bond Index ETF	Vanguard
Small-Cap ETF	Vanguard

51

Multi-Index Lifestyle Growth Portfolio
Underlying funds	Subadvisor
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., LLC
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index Lifestyle Balanced Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond Index ETF	Vanguard
JPM EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Bond ETF	Vanguard
Short-Term Corporate Bond Index ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., LLC
U.S. Preferred Stock ETF	BlackRock (iShares)
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index Lifestyle Moderate Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	Vanguard
Energy ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate	Vanguard
Global Infrastructure ETF	Vanguard
Intermediate-Term Corporate Bond Index ETF	Vanguard
JPM EM Local Currency Bond ETF	Van Eck Associates, Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Bond ETF	Vanguard

52

Multi-Index Lifestyle Moderate Portfolio
Underlying funds	Subadvisor
Short-Term Corporate Bond Index ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Preferred Stock ETF	BlackRock (iShares)
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index Lifestyle Conservative Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
John Hancock Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
JPM EM Local Currency Bond ETF	Van Eck Associates, Inc. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Bond ETF	Vanguard
Short-Term Corporate Bond Index ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Preferred Stock ETF	BlackRock (iShares)
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

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Your account

Choosing an eligible share class

Class A, Class R2 and Class R4 shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I shares do not have a Rule 12b-1 plan. Class R5 shares have a Rule 12b-1 plan, but do not pay any fees under the Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R2, Class R4, and Class R5 shares
Class R2, Class R4, and Class R5 shares are available to certain types of investors, as noted below:

■	Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■	Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■	Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R2, Class R4, and Class R5 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

■	A 1.00% contingent deferred sales charge (CDSC) on certain shares sold within one year of purchase

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R2 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.25%

Class R4 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.25%

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Class R5 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Class R service plan
In addition to the Rule 12b-1 plans, the fund has adopted plans for Class R2, Class R4, and Class R5 shares that authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R2 shares, 0.10% for Class R4 shares, and 0.05% for Class R5 shares.
The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additional payments to financial intermediaries
Class A, Class R2, Class R4, and Class R5 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges for Class A shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this

55

information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is

56

notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock

Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”

57

Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. There is no minimum initial investment to purchase Class R2, Class R4, or Class R5 shares. The minimum initial investments for Class A and Class I shares are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

4	All Class A and Class I shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A shares or 888-972-8696 for Class I shares.

5	Eligible retirement plans generally may open an account and purchase Class R2, Class R4, or Class R5 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2, Class R4, or Class R5 shares of the fund. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

6	For Class A shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

7	For Class A and Class I shares, make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

58

Buying shares

Class A shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

59

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

60

Selling shares

Class A shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

61

Class A shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

62

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

63

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

64

Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund. The NAV for the fund is calculated based upon the NAVs of the underlying funds and other investments in which it invests. The prospectuses for the underlying funds explain the circumstances under which those underlying funds use fair-value pricing and the effects of doing so.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

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The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
You may exchange your Class R2, Class R4, or Class R5 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

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The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any

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instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class R2, Class R4, and Class R5 shares, you will receive account statements from your plan’s recordkeeper.
Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15. For Class R2, Class R4, and Class R5 shares, this information statement will be mailed by your plan’s recordkeeper.
Dividends
The Multi-Index Lifestyle Balanced Portfolio, the Multi-Index Lifestyle Moderate Portfolio and the Multi-Index Lifestyle Conservative Portfolio typically declare and pay income dividends quarterly. The Multi-Index Lifestyle Aggressive Portfolio and the Multi-Index Lifestyle Growth Portfolio typically declare and pay income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically at the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

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Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends from a fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on a fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If a fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
All of the holdings of each fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the funds’ holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the funds’ holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of each fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

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charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

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■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about a fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In a fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the funds’ shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of a fund and includes a summary of a fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A shares; 800-597-1897 for Class I shares
By phone: 800-225-5291 for Class A shares; 888-972-8696 for Class I, Class R2, Class R4, and Class R5 shares
By TTY: 800-231-5469 for Class A and Class I shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC Multi-Index Lifestyle Portfolios 1/1/21
SEC file number: 811-21779

John Hancock Multi-Index Lifestyle Portfolios
Prospectus 1/1/21

Class R6
Multi-Index Lifestyle Aggressive Portfolio	JIIRX
Multi-Index Lifestyle Growth Portfolio	JLGSX
Multi-Index Lifestyle Balanced Portfolio	JIBRX
Multi-Index Lifestyle Moderate Portfolio	JLMRX
Multi-Index Lifestyle Conservative Portfolio	JLCSX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Multi-Index Lifestyle Aggressive Portfolio
6	John Hancock Multi-Index Lifestyle Growth Portfolio
11	John Hancock Multi-Index Lifestyle Balanced Portfolio
16	John Hancock Multi-Index Lifestyle Moderate Portfolio
21	John Hancock Multi-Index Lifestyle Conservative Portfolio

26	Principal investment strategies
27	Other permitted investments
27	Principal risks of investing in the funds of funds
34	Principal risks of investing in the underlying funds
41	Who’s who
44	Financial highlights
46	Underlying fund information

49	Who can buy shares
49	Opening an account
50	Buying shares
51	Selling shares
53	Transaction policies
56	Dividends and account policies
57	Additional investor services
For more information See back cover

Fund summary

John Hancock Multi-Index Lifestyle Aggressive Portfolio
Investment objective

To seek long-term growth of capital. Current income is not a consideration.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R6
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R6
Management fee	0.19
Other expenses	0.07
Acquired fund fees and expenses[1]	0.39
Total annual fund operating expenses[2]	0.65
Contractual expense reimbursement[3]	-0.01
Total annual fund operating expenses after expense reimbursements	0.64
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average daily net assets of the fund. For purposes of this agreement, “other expenses of the fund” means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R6
1 year	65
3 years	207
5 years	361
10 years	809
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.

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The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 27 of the prospectus.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related

2

to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

3

and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The fund’s custom blended benchmark comprises 70% Russell 3000 Index/30% MSCI ACWI ex-USA Index and shows how the fund’s performance compares against the returns of similar investments. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class R6

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -0.94%.
Best quarter: Q1 2019, 12.51%
Worst quarter: Q4 2018, -13.17%

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class R6 (before tax)	25.90	8.57	8.37
after tax on distributions	22.92	6.64	6.64
after tax on distributions, with sale	16.81	6.21	6.11
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	22.01	5.67	3.90
Russell 3000 Index/MSCI ACWI ex–USA Index (reflects no deduction for fees, expenses, or taxes)	28.13	9.55	9.26
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for Class R6 shares.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

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John Hancock Multi-Index Lifestyle Growth Portfolio
Investment objective

To seek long-term growth of capital. Current income is also a consideration.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R6
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R6
Management fee	0.26
Other expenses	0.05
Acquired fund fees and expenses[1]	0.34
Total annual fund operating expenses[2]	0.65
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R6
1 year	66
3 years	208
5 years	362
10 years	810
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 20% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 80% of its assets in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.
The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include
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small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 27 of the prospectus.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

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Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.

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Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The fund’s custom blended benchmark comprises 56% Russell 3000 Index/24% MSCI ACWI ex-USA Index/4% ICE Bank of America U.S. High Yield Index/16% Bloomberg Barclays U.S. Aggregate Bond Index and shows how the fund’s performance compares against the returns of similar investments. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns—Class R6 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 0.52%.
Best quarter: Q1 2019, 10.77%
Worst quarter: Q4 2018, -10.67%

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class R6 (before tax)	22.65	7.52	7.44
after tax on distributions	20.03	5.78	5.89
after tax on distributions, with sale	14.52	5.37	5.38
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.54
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	24.43	8.47	8.29
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for Class R6 shares.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

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John Hancock Multi-Index Lifestyle Balanced Portfolio
Investment objective

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R6
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R6
Management fee	0.32
Other expenses	0.05
Acquired fund fees and expenses[1]	0.28
Total annual fund operating expenses[2]	0.65
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R6
1 year	66
3 years	208
5 years	362
10 years	810
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 40% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 60% of its assets in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.
The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include

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small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 27 of the prospectus.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

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Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.

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Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The fund’s custom blended benchmark comprises 42% Russell 3000 Index/18% MSCI ACWI ex-USA Index/32% Bloomberg Barclays U.S. Aggregate Bond Index/8% ICE Bank of America U.S. High Yield Index and shows how the fund’s performance compares against the returns of similar investments. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns—Class R6 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.61%.
Best quarter: Q1 2019, 9.13%
Worst quarter: Q4 2018, -8.18%

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class R6 (before tax)	19.48	6.51	6.49
after tax on distributions	17.19	4.87	4.99
after tax on distributions, with sale	12.34	4.53	4.56
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.54
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	20.75	7.34	7.27
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for Class R6 shares.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

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John Hancock Multi-Index Lifestyle Moderate Portfolio
Investment objective

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R6
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R6
Management fee	0.38
Other expenses	0.08
Acquired fund fees and expenses[1]	0.23
Total annual fund operating expenses[2]	0.69
Contractual expense reimbursement[3]	-0.01
Total annual fund operating expenses after expense reimbursements	0.68
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average daily net assets of the fund. For purposes of this agreement, “other expenses of the fund” means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R6
1 year	69
3 years	220
5 years	383
10 years	858
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of

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debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.
The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in equity securities, fixed-income security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 27 of the prospectus.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

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Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may

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become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The fund’s custom blended benchmark comprises 28% Russell 3000 Index/12% MSCI ACWI ex-USA Index/48% Bloomberg Barclays U.S. Aggregate Bond Index/12% ICE Bank of America U.S. High Yield Index and shows how the fund’s performance compares against the returns of similar investments. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns—Class R6 (%)

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Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.55%.
Best quarter: Q1 2019, 7.46%
Worst quarter: Q4 2018, -5.40%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class R6 (before tax)	16.24	5.42	5.43
after tax on distributions	14.27	3.95	4.07
after tax on distributions, with sale	10.15	3.66	3.71
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.54
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	17.10	6.17	6.21
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for Class R6 shares.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

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John Hancock Multi-Index Lifestyle Conservative Portfolio
Investment objective

To seek a high level of current income with some consideration given to growth of capital.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R6
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R6
Management fee	0.44
Other expenses	0.10
Acquired fund fees and expenses[1]	0.16
Total annual fund operating expenses[2]	0.70
Contractual expense reimbursement[3]	-0.03
Total annual fund operating expenses after expense reimbursements	0.67
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average daily net assets of the fund. For purposes of this agreement, “other expenses of the fund” means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R6
1 year	68
3 years	221
5 years	387
10 years	868
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of

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debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.
The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in equity securities, fixed-income security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 27 of the prospectus.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

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Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may

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become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The fund’s custom blended benchmark comprises 14% Russell 3000 Index/6% MSCI ACWI ex-USA Index/64% Bloomberg Barclays U.S. Aggregate Bond Index/16% ICE Bank of America U.S. High Yield Index and shows how the fund’s performance compares against the returns of similar investments. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns—Class R6 (%)

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Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.81%.
Best quarter: Q1 2019, 5.70%
Worst quarter: Q4 2018, -2.79%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class R6 (before tax)	12.76	4.26	4.40
after tax on distributions	11.20	2.97	3.18
after tax on distributions, with sale	7.79	2.77	2.91
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.54
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	13.47	4.95	5.11
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for Class R6 shares.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

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Fund details

Principal investment strategies

Multi-Index Lifestyle Aggressive Portfolio Investment Objective: To seek long-term growth of capital. Current income is not a consideration.
Multi-Index Lifestyle Growth Portfolio Investment Objective: To seek long-term growth of capital. Current income is also a consideration.
Multi-Index Lifestyle Balanced Portfolio Investment Objective: To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Multi-Index Lifestyle Moderate Portfolio Investment Objective: To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Multi-Index Lifestyle Conservative Portfolio Investment Objective: To seek a high level of current income with some consideration given to growth of capital.

The Board of Trustees can change a fund’s investment objective and strategy without shareholder approval.
Each fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 100% of its assets in underlying funds.
For each fund, variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality in which the funds of funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic and international securities (including emerging-market securities). Although variations beyond the 10% range are generally not permitted, the managers may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its goal.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. The managers may, from time to time, change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for each fund will be directed to its underlying funds that most deviate from target.
Each fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Underlying funds include exchange-traded funds (ETFs), and each fund may invest a significant portion of its assets in ETFs. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds in which the fund invests focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government issued, domestic, and international securities.
Each fund may invest in affiliated and unaffiliated investment companies. In addition to investing in ETFs, each fund may also invest in U.S. government securities and derivatives, such as credit default swaps and options on equity index futures, interest rate swaps, and foreign currency forward contracts. Each fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments. Each fund may directly invest in exchange-traded notes (ETNs). Each fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, mortgage-backed and asset-backed securities, closed-end funds, partnerships, and short-selling securities.
Because investors have different investment goals, risk tolerances, investment time horizons, and financial circumstances, the funds offer five distinct, comprehensive investment programs designed for differing investment orientations. Each fund has a target percentage allocation between two kinds of underlying funds: those that invest primarily in equity securities and those that invest primarily in fixed-income securities.
Target allocation among underlying funds (%)

Portfolio	Equity funds	Fixed-income funds
Multi-Index Lifestyle Aggressive Portfolio	100	—
Multi-Index Lifestyle Growth Portfolio	80	20
Multi-Index Lifestyle Balanced Portfolio	60	40
Multi-Index Lifestyle Moderate Portfolio	40	60
Multi-Index Lifestyle Conservative Portfolio	20	80
The funds offer a number of share classes, which have different expense and distribution or shareholder service arrangements. Each fund, however, generally invests in Class NAV shares of the affiliated underlying funds. Class NAV shares are sold without any sales charge and are not subject to distribution or Rule 12b-1 fees. The funds may also invest in classes of shares of unaffiliated funds that are similar to Class NAV shares.
Each fund is monitored daily. To maintain target allocations in the underlying funds, daily cash flow for each fund will be directed to its underlying funds that most deviate from target allocations. The managers may, from time to time, rebalance a fund’s investment allocation to maintain its target allocations. Adjustments may be made to increase or reduce the percentage of assets invested in any specific underlying funds held by a fund or to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager. In addition, changes to a fund’s investments may be made to reflect fundamental changes in the investment environment or to increase or decrease the fund’s holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed-income securities.

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The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Each fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
A fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
Each fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that a fund is in a defensive position, its ability to achieve its investment objective will be limited.
Asset allocation management
Subject to the limitations described above, each fund may, at any time, invest any percentage of its assets in any of the different investments described above. The manager may, from time to time, adjust the percentage of assets invested in any specific investment held by a fund. Such adjustments may be made, for example, to increase or decrease the fund’s holdings of particular asset classes, to adjust fund quality or the duration of fixed-income securities, or to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager. In addition, changes may be made to reflect fundamental changes in the investment environment.
Other permitted investments

The funds of funds may directly:

■	purchase U.S. government securities and short-term paper;

■	purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended;

■	purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the advisor is not the same as, or affiliated with, the advisor to the fund, including ETFs;

■	purchase ETNs;

■	invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, mid-, and small-capitalization companies in both developed (including the United States) and emerging markets;

■	invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation-protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed markets (including the United States) and emerging markets, and may include fixed-income securities rated below investment grade;

■	purchase securities of registered closed-end investment companies that are part of the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended;

■	invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds;

■	make short sales of securities (borrow and sell securities not owned by the fund), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security; and

■	invest in qualified publicly traded partnerships and other publicly traded partnerships that, at the time of investment, the advisor believes will primarily generate only income for purposes of qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended, including such publicly traded partnerships that invest principally in commodities or commodity-linked derivatives (with the prior approval of the advisor’s Complex Securities Committee).

The funds may use various investment strategies such as hedging and other related transactions. For example, a fund may use derivative instruments (such as options, futures, and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. The funds also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments, including those linked to physical commodities. Please refer to “Hedging and other strategic transactions risk” in the Statement of Additional Information (SAI).
Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute qualifying income to a regulated investment company, no fund is permitted to invest directly in such instruments unless the manager obtains prior written approval from the advisor’s Complex Securities Committee. See “Additional information concerning taxes” in the SAI.
Principal risks of investing in the funds of funds

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which each fund itself is regulated. Such legislation or regulation could limit or preclude each fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S.

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government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and each fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from each fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of each fund’s portfolio holdings. Furthermore, volatile financial markets can expose each fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by each fund.
The principal risks of investing in each fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the funds’ Statement of Additional Information (SAI).
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

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A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and

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pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. An ETF has its own fees and expenses, which are indirectly borne by the fund. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV.
Exchange-traded notes (ETNs) risk
ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer’s credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.

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The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Fund of funds risk
The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses, and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.
Affiliated subadvised fund conflicts of interest risk
The subadvisor may allocate the fund’s assets without limit to underlying funds managed by the subadvisor and/or other affiliated subadvisors (affiliated subadvised funds). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the subadvisor to allocate assets to the subadvisor and other affiliated subadvised funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the subadvisor and other affiliated subadvisors of affiliated subadvised funds benefit from the subadvisor’s allocations of fund assets to such funds through the additional subadvisory fees they earn on such allocated fund assets. The subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to affiliated subadvised funds on this basis without regard to any such economic incentive. As part of its oversight of the fund and the subadvisor, the advisor will monitor to ensure that allocations are conducted in accordance with these principles.
Multi-manager risk; limited universe of subadvisors and underlying funds
The fund’s ability to achieve its investment objective depends upon the subadvisor’s skill in determining the fund’s strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund’s performance could be substantially dependent on the performance of these subadvisors. Similarly, the subadvisor’s allocation of a fund of fund’s assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.
Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the

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potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

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Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Investment company securities risk
A fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of

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mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Short sales risk
The funds may make short sales of securities. This means the fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. A fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.
Until the fund closes its short position or replaces a borrowed security, the fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. The need to maintain cash or other liquid assets in segregated accounts could limit the fund’s ability to pursue other opportunities as they arise.
Principal risks of investing in the underlying funds

By owning shares of underlying funds, the fund indirectly invests, to varying degrees, in equity securities of U.S. companies, including small- and medium-sized companies and in fixed-income securities. Many of the underlying funds also invest in foreign securities. In addition, most of the underlying funds may invest in derivatives. To the extent that the fund invests directly in these securities or investments, the fund will be subject to the same risks. In this section, an underlying fund is referred to as a fund.
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade

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securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in

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the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

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Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in

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such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on the portfolio manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if a portfolio manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to the fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the fund to various securities, markets, and currencies without the fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in the fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments a fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its

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obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the managers intend to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. A fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a portfolio manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that a fund may utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. These risks apply to all funds that invest in securities of companies with large market capitalizations. Market capitalizations of companies change over time. A fund may not be obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead

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to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.

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The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Who’s who

The following are the names of the various entities involved with each fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee each fund’s business activities and retain the services of the various firms that carry out the funds’ operations.
Investment advisor
The investment advisor manages the funds’ business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the funds. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the funds’ portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing

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the investment and reinvestment of the funds’ portfolio assets through proactive oversight and monitoring of a subadvisor and the funds, as described in further detail below. The advisor is responsible for developing overall investment strategies for the funds and overseeing and implementing the funds’ continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the funds; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The funds rely on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The funds, therefore, are able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the funds (other than by reason of serving as a subadvisor to the funds), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fees
Each fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee has two components: (1) a fee on assets invested in a fund of John Hancock Funds II (JHF II) or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of JHF II or JHF III (other assets).
The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any applicable fund identified in the advisory agreement), determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Advisory fee on assets invested in a fund of JHF II and JHF III

	First $7.5 billion (%)	Excess over $7.5 billion (%)
Each Multi-Index Lifestyle Portfolio	0.050	0.040
The fee on other assets is stated as an annual percentage of the current value of the aggregate net assets of the fund (together with the assets of any applicable fund identified in the advisory agreement), determined in accordance with the following schedule.
Advisory fee on other assets

	First $7.5 billion (%)	Excess over $7.5 billion (%)
Each Multi-Index Lifestyle Portfolio	0.500	0.490
During their most recent fiscal year, the funds paid to the investment advisor management fees, including any waivers or reimbursements, as follows:
Multi-Index Lifestyle Aggressive Portfolio: 0.19%
Multi-Index Lifestyle Growth Portfolio: 0.26%
Multi-Index Lifestyle Balanced Portfolio: 0.32%
Multi-Index Lifestyle Moderate Portfolio: 0.36%
Multi-Index Lifestyle Conservative Portfolio: 0.41%
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in each fund’s most recent annual shareholder report for the period ended August 31.
The subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, Manulife Financial Corporation, as the parent company of the subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisor. Accordingly, there is a conflict of interest in that there is an incentive for the subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, the subadvisor has a duty to allocate assets to an affiliated subadvised fund (and to affiliated underlying funds more broadly) only when the subadvisor believes it is in the best interests of fund shareholders, without regard to any economic incentive. As part of its oversight of the funds and the subadvisor, the advisor will monitor to ensure that allocations and the subadvisor’s compensation practices are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.
Additional information about fund expenses
Each fund’s annual operating expenses will likely vary throughout the period and from year to year. Each fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
The advisor contractually agrees to reduce its management fee and/or make payment to a fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average daily net assets of the fund. For purposes of this agreement, “other expenses of the fund” means all of the expenses of the fund, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

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The advisor has voluntarily agreed to reduce its management fee for each fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.10% of the average daily net assets (on an annualized basis) of the fund. “Expenses” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) Rule 12b-1 fees, (g) transfer agent fees and service fees, (h) underlying fund expenses (acquired fund fees), and (i) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the advisor on notice to the fund.
The advisor voluntarily agrees to waive its advisory fee for each fund so that the aggregate advisory fee retained by the advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the fund’s first $7.5 billion of average net assets and 0.49% of the fund’s average net assets in excess of $7.5 billion. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the funds’ portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the leaders of the subadvisor’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of each fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the funds, see the SAI.
Robert E. Sykes, CFA

■	Managing Director and Portfolio Manager, Asset Allocation Team

■	Portfolio Manager of the funds since 2018

■	Joined Manulife IM (US) in 2008

■	Began business career in 2001

Nathan W. Thooft, CFA

■	Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation

■	Portfolio Manager of the funds since 2013

■	Joined Manulife IM (US) in 2008

■	Began business career in 2000

Custodian
The custodian holds the funds’ assets, settles all portfolio trades, and collects most of the valuation data required for calculating the funds’ net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111
Principal distributor
The principal distributor markets the funds and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
Each fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. Each of this prospectus, the SAI, or any contract that is an exhibit to the funds’ registration statement, is not intended to, nor does it, give rise to an agreement or contract between the funds and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of Class R6 shares, including total return information showing how much an investment in a fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the funds as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the funds’ independent registered public accounting firm. The report of PwC, along with the funds’ financial statements in the funds’ annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the funds’ most recent annual report are available upon request.
Multi-Index Lifestyle Aggressive Portfolio Class R6 shares

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
08-31-2020	11.57	0.16 [3]	1.32	1.48	(0.23)	(0.88)	(1.11)	11.94	13.00	0.26 [4]	0.26 [4]	1.48 [3]	8	21
08-31-2019	13.12	0.19 [3]	(0.50)	(0.31)	(0.20)	(1.04)	(1.24)	11.57	(0.88)	0.25 [4]	0.25 [4]	1.62 [3]	4	14
08-31-2018	12.31	0.12 [3]	1.42	1.54	(0.21)	(0.52)	(0.73)	13.12	12.73	0.26 [4]	0.25 [4]	0.93 [3]	4	15
08-31-2017	10.94	0.18 [3]	1.54	1.72	(0.19)	(0.16)	(0.35)	12.31	16.07	0.27 [4]	0.25 [4]	1.57 [3]	— [5]	13
08-31-2016	10.19	0.16 [3]	0.78	0.94	(0.15)	(0.04)	(0.19)	10.94	9.34	0.32 [4]	0.26 [4]	1.44 [3]	— [5]	14
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5.	Less than $500,000.
Multi-Index Lifestyle Growth Portfolio Class R6 shares

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
08-31-2020	11.56	0.23 [3]	1.11	1.34	(0.26)	(0.67)	(0.93)	11.97	11.88	0.31 [4]	0.31 [4]	2.07 [3]	7	32
08-31-2019	12.56	0.23 [3]	(0.21)	0.02	(0.23)	(0.79)	(1.02)	11.56	1.30	0.30 [4]	0.30 [4]	1.99 [3]	6	13
08-31-2018	12.02	0.17 [3]	1.00	1.17	(0.22)	(0.41)	(0.63)	12.56	9.85	0.30 [4]	0.30 [4]	1.44 [3]	5	16
08-31-2017	10.97	0.22 [3]	1.15	1.37	(0.20)	(0.12)	(0.32)	12.02	12.82	0.31 [4]	0.31 [4]	1.90 [3]	1	15
08-31-2016	10.25	0.22 [3]	0.69	0.91	(0.16)	(0.03)	(0.19)	10.97	8.95	0.32 [4]	0.32 [4]	2.01 [3]	1	11
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Multi-Index Lifestyle Balanced Portfolio Class R6 shares

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
08-31-2020	11.26	0.25 [3]	0.90	1.15	(0.27)	(0.48)	(0.75)	11.66	10.50	0.37 [4]	0.37 [4]	2.23 [3]	7	42
08-31-2019	11.79	0.26 [3]	0.03	0.29	(0.26)	(0.56)	(0.82)	11.26	3.26	0.36 [4]	0.36 [4]	2.32 [3]	6	21
08-31-2018	11.48	0.21 [3]	0.63	0.84	(0.24)	(0.29)	(0.53)	11.79	7.38	0.36 [4]	0.36 [4]	1.86 [3]	5	17
08-31-2017	10.78	0.23 [3]	0.80	1.03	(0.23)	(0.10)	(0.33)	11.48	9.79	0.36 [4]	0.36 [4]	2.14 [3]	— [5]	22
08-31-2016	10.17	0.26 [3]	0.59	0.85	(0.22)	(0.02)	(0.24)	10.78	8.49	0.37 [4]	0.37 [4]	2.38 [3]	— [5]	11
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5.	Less than $500,000.

44

Multi-Index Lifestyle Moderate Portfolio Class R6 shares

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
08-31-2020	11.08	0.26 [3]	0.66	0.92	(0.28)	(0.32)	(0.60)	11.40	8.58	0.46 [4]	0.44 [4]	2.35 [3]	1	48
08-31-2019	11.15	0.28 [3]	0.28	0.56	(0.29)	(0.34)	(0.63)	11.08	5.58	0.44 [4]	0.44 [4]	2.56 [3]	1	21
08-31-2018	11.08	0.26 [3]	0.21	0.47	(0.24)	(0.16)	(0.40)	11.15	4.37	0.45 [4]	0.44 [4]	2.37 [3]	1	20
08-31-2017	10.67	0.25 [3]	0.45	0.70	(0.23)	(0.06)	(0.29)	11.08	6.75	0.47 [4]	0.44 [4]	2.30 [3]	1	24
08-31-2016	10.12	0.26 [3]	0.55	0.81	(0.24)	(0.02)	(0.26)	10.67	8.17	0.51 [4]	0.44 [4]	2.53 [3]	1	15
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Multi-Index Lifestyle Conservative Portfolio Class R6 shares

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
08-31-2020	10.84	0.21 [3]	0.56	0.77	(0.27)	(0.15)	(0.42)	11.19	7.37	0.54 [4]	0.51 [4]	2.02 [3]	2	57
08-31-2019	10.57	0.24 [3]	0.47	0.71	(0.28)	(0.16)	(0.44)	10.84	7.09	0.51 [4]	0.50 [4]	2.35 [3]	— [5]	21
08-31-2018	10.75	0.28 [3]	(0.11)	0.17	(0.25)	(0.10)	(0.35)	10.57	1.61	0.53 [4]	0.50 [4]	2.62 [3]	— [5]	24
08-31-2017	10.65	0.24 [3]	0.17	0.41	(0.24)	(0.07)	(0.31)	10.75	3.95	0.55 [4]	0.50 [4]	2.32 [3]	— [5]	36
08-31-2016	10.13	0.30 [3]	0.47	0.77	(0.24)	(0.01)	(0.25)	10.65	7.71	0.60 [4]	0.50 [4]	2.72 [3]	— [5]	21
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5.	Less than $500,000.
45

Underlying fund information

The funds invest primarily in underlying funds. Therefore, each fund’s investment performance is directly related to the investment performance of the underlying funds. Information regarding the underlying funds is available in the applicable underlying fund’s prospectus and SAI. This prospectus is not an offer for any of the underlying funds. For copies of the prospectuses of the John Hancock underlying funds, which contain this and other information, visit our website at jhinvestments.com.
As of September 30, 2020, the funds allocated assets to the underlying funds stated below.

Multi-Index Lifestyle Aggressive Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Select Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.

Multi-Index Lifestyle Growth Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Select Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond Index ETF	Vanguard
JPM EM Local Currency Bond ETF	Van Eck Associates, Inc. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Bond ETF	Vanguard
Short-Term Corporate Bond Index ETF	Vanguard
Small-Cap ETF	Vanguard

46

Multi-Index Lifestyle Growth Portfolio
Underlying funds	Subadvisor
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., LLC
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index Lifestyle Balanced Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond Index ETF	Vanguard
JPM EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Bond ETF	Vanguard
Short-Term Corporate Bond Index ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., LLC
U.S. Preferred Stock ETF	BlackRock (iShares)
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index Lifestyle Moderate Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	Vanguard
Energy ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate	Vanguard
Global Infrastructure ETF	Vanguard
Intermediate-Term Corporate Bond Index ETF	Vanguard
JPM EM Local Currency Bond ETF	Van Eck Associates, Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Bond ETF	Vanguard

47

Multi-Index Lifestyle Moderate Portfolio
Underlying funds	Subadvisor
Short-Term Corporate Bond Index ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Preferred Stock ETF	BlackRock (iShares)
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index Lifestyle Conservative Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
John Hancock Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
JPM EM Local Currency Bond ETF	Van Eck Associates, Inc. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Bond ETF	Vanguard
Short-Term Corporate Bond Index ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Preferred Stock ETF	BlackRock (iShares)
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

48

Your account

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
Who can buy shares

Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares, sometimes referred to as revenue sharing. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Determine how much you want to invest. The minimum initial investment is $1 million for all investors, with the following exceptions:

■	There is no minimum initial investment requirement for qualified and non-qualified plan investors.

■	There is no minimum initial investment requirement for certain eligible qualifying investment product platforms.

■	There is no minimum initial investment requirement for Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.
There are no minimum investment requirements for subsequent purchases to existing accounts.

4	All Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call John Hancock Signature Services, Inc. (Signature Services) at 888-972-8696.

5	For Class R6 shares, make your initial investment using the instructions on the next page.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

49

Buying shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

50

Selling shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

51

Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

52

Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund. The NAV for the fund is calculated based upon the NAVs of the underlying funds and other investments in which it invests. The prospectuses for the underlying funds explain the circumstances under which those underlying funds use fair-value pricing and the effects of doing so.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

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The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to

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cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as

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maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
In general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The Multi-Index Lifestyle Balanced Portfolio, the Multi-Index Lifestyle Moderate Portfolio and the Multi-Index Lifestyle Conservative Portfolio typically declare and pay income dividends quarterly. The Multi-Index Lifestyle Aggressive Portfolio and the Multi-Index Lifestyle Growth Portfolio typically declare and pay income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically at the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends from a fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on a fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If a fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase

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price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Additional investor services

Disclosure of fund holdings
All of the holdings of each fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the funds’ holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the funds’ holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of each fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about a fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In a fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the funds’ shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of a fund and includes a summary of a fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC Multi-Index Lifestyle Portfolios-R6 1/1/21
SEC file number: 811-21779

John Hancock Multi-Index Lifetime Portfolios
Prospectus 1/1/21

	Class R4	Class R6
Multi-Index 2065 Lifetime Portfolio	JAAJX	JAAKX
Multi-Index 2060 Lifetime Portfolio	JHIKX	JIEHX
Multi-Index 2055 Lifetime Portfolio	JLKWX	JLKYX
Multi-Index 2050 Lifetime Portfolio	JRTYX	JRLZX
Multi-Index 2045 Lifetime Portfolio	JRLUX	JRLVX
Multi-Index 2040 Lifetime Portfolio	JRTVX	JRTWX
Multi-Index 2035 Lifetime Portfolio	JRTMX	JRTNX
Multi-Index 2030 Lifetime Portfolio	JRTIX	JRTJX
Multi-Index 2025 Lifetime Portfolio	JRTDX	JRTFX
Multi-Index 2020 Lifetime Portfolio	JRLPX	JRTAX
Multi-Index 2015 Lifetime Portfolio	JRLKX	JRLLX
Multi-Index 2010 Lifetime Portfolio	JRLFX	JRLHX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Multi-Index 2065 Lifetime Portfolio
6	John Hancock Multi-Index 2060 Lifetime Portfolio
12	John Hancock Multi-Index 2055 Lifetime Portfolio
18	John Hancock Multi-Index 2050 Lifetime Portfolio
24	John Hancock Multi-Index 2045 Lifetime Portfolio
30	John Hancock Multi-Index 2040 Lifetime Portfolio
36	John Hancock Multi-Index 2035 Lifetime Portfolio
42	John Hancock Multi-Index 2030 Lifetime Portfolio
48	John Hancock Multi-Index 2025 Lifetime Portfolio
54	John Hancock Multi-Index 2020 Lifetime Portfolio
60	John Hancock Multi-Index 2015 Lifetime Portfolio
66	John Hancock Multi-Index 2010 Lifetime Portfolio

72	Principal investment strategies
73	Other permitted investments
73	Principal risks of investing in the funds of funds
78	Principal risks of investing in the underlying funds
86	Who’s who
89	Financial highlights
96	Underlying fund information

102	Choosing an eligible share class
102	Class cost structure
103	Opening an account
103	Information for plan participants
108	Transaction policies
111	Dividends and account policies
112	Additional investor services
For more information See back cover

Fund summary

John Hancock Multi-Index 2065 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4	R6
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R6
Management fee	0.24	0.24
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10	0.00
Additional other expenses	5.41	5.41
Total other expenses[1]	5.51	5.41
Acquired fund fees and expenses[2]	0.34	0.34
Total annual fund operating expenses	6.34	5.99
Contractual expense reimbursement[3]	-5.77 [4]	5.67
Total annual fund operating expenses after expense reimbursements	0.57	0.32
1	“Other expenses” have been estimated for the fund’s first year of operations.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
4	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R6
1 year	58	33
3 years	1,365	1,274
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund has not reached the end of its first fiscal year, there is no portfolio turnover to report.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2065.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2065 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer

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target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

2

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 73 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

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Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

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Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based market index for reference. Performance information is not shown because the fund had been in operation for less than a full calendar year as of the date of this prospectus.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2020	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2020
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund summary

John Hancock Multi-Index 2060 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4	R6
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R6
Management fee	0.24	0.24
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10 [1]	0.00
Additional other expenses[2]	0.45	0.45
Total other expenses	0.55	0.45
Acquired fund fees and expenses[3]	0.36	0.36
Total annual fund operating expenses[4]	1.40	1.05
Contractual expense reimbursement[5]	-0.83 [6]	-0.73
Total annual fund operating expenses after expense reimbursements	0.57	0.32
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
3	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
4	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
5	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
6	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R6
1 year	58	33
3 years	361	261
5 years	687	508
10 years	1,608	1,216
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2060.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2060 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment

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strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 73 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

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Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

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Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2060 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R4 shares were first offered on April 7, 2017. Class 1 shares were first offered on March 30, 2016. Returns for Class R4 shares prior to its commencement of operations are those of Class 1 shares. Returns for Class R4 shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns—Class R4 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.13%.
Best quarter: Q1 2019, 11.96%
Worst quarter: Q4 2018, -12.11%

Average annual total returns (%)—as of 12/31/19	1 year	Since inception (03/30/16)
Class R4 (before tax)	24.87	11.32
after tax on distributions	22.94	9.86
after tax on distributions, with sale	15.99	8.59

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Average annual total returns (%)—as of 12/31/19	1 year	Since inception (03/30/16)
Class R6	24.99	11.44
S&P Target Date 2060+ Index (reflects no deduction for fees, expenses, or taxes)	24.73	11.62
John Hancock 2060 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	14.49
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2016
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2055 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4	R6
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R6
Management fee	0.24	0.24
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10 [1]	0.00
Additional other expenses	0.18	0.18
Total other expenses	0.28	0.18
Acquired fund fees and expenses[2]	0.35	0.35
Total annual fund operating expenses[3]	1.12	0.77
Contractual expense reimbursement[4]	-0.55 [5]	-0.45
Total annual fund operating expenses after expense reimbursements	0.57	0.32
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R6
1 year	58	33
3 years	301	201
5 years	564	383
10 years	1,314	912
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2055.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2055 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 73 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2055 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R4 shares ceased operations as of June 15, 2016 and resumed on April 7, 2017. Class 1 shares were first offered on March 30, 2016. Returns for Class R4 shares between those dates are those of Class 1 shares. Returns for Class R4 shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns—Class R4 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.12%.
Best quarter: Q1 2019, 11.97%
Worst quarter: Q4 2018, -12.12%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (03/26/14)
Class R4 (before tax)	24.85	8.22	8.29
after tax on distributions	22.49	6.55	6.76
after tax on distributions, with sale	16.28	6.10	6.22
Class R6	25.07	8.38	8.46
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)	24.48	8.58	8.29

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (03/26/14)
John Hancock 2055 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	10.43	10.41
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2014
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

17

John Hancock Multi-Index 2050 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4	R6
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R6
Management fee	0.24	0.24
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10	0.00
Additional other expenses	0.14	0.14
Total other expenses	0.24	0.14
Acquired fund fees and expenses[1]	0.35	0.35
Total annual fund operating expenses[2]	1.08	0.73
Contractual expense reimbursement[3]	-0.51 [4]	-0.41
Total annual fund operating expenses after expense reimbursements	0.57	0.32
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
4	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R6
1 year	58	33
3 years	293	192
5 years	546	366
10 years	1,271	868
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2050.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2050 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 73 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2050 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R4 shares ceased operations as of June 15, 2016 and resumed on April 7, 2017. Class 1 shares were first offered on March 30, 2016. Returns for Class R4 shares between those dates are those of Class 1 shares. Returns for Class R4 shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns—Class R4 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.19%.
Best quarter: Q1 2019, 11.93%
Worst quarter: Q4 2018, -12.18%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class R4 (before tax)	24.67	8.19	8.56
after tax on distributions	22.28	6.53	6.85
after tax on distributions, with sale	16.19	6.08	6.31
Class R6	24.99	8.37	8.75
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)	24.35	8.49	8.39

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
John Hancock 2050 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	10.43	10.47
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2045 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4	R6
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R6
Management fee	0.24	0.24
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10	0.00
Additional other expenses	0.11	0.11
Total other expenses	0.21	0.11
Acquired fund fees and expenses[1]	0.35	0.35
Total annual fund operating expenses[2]	1.05	0.70
Contractual expense reimbursement[3]	-0.48 [4]	-0.38
Total annual fund operating expenses after expense reimbursements	0.57	0.32
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
4	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R6
1 year	58	33
3 years	286	186
5 years	533	352
10 years	1,239	835
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2045.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2045 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 73 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2045 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R4 shares ceased operations as of June 15, 2016 and resumed on April 7, 2017. Class 1 shares were first offered on March 30, 2016. Returns for Class R4 shares between those dates are those of Class 1 shares. Returns for Class R4 shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns—Class R4 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.21%.
Best quarter: Q1 2019, 11.96%
Worst quarter: Q4 2018, -12.16%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class R4 (before tax)	24.82	8.19	8.54
after tax on distributions	22.33	6.47	6.78
after tax on distributions, with sale	16.33	6.07	6.28
Class R6	25.02	8.34	8.71
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)	24.02	8.32	8.23

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
John Hancock 2045 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	10.43	10.47
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2040 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4	R6
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R6
Management fee	0.25	0.25
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10 [1]	0.00
Additional other expenses	0.10	0.10
Total other expenses	0.20	0.10
Acquired fund fees and expenses[2]	0.35	0.35
Total annual fund operating expenses[3]	1.05	0.70
Contractual expense reimbursement[4]	-0.48 [5]	-0.38
Total annual fund operating expenses after expense reimbursements	0.57	0.32
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R6
1 year	58	33
3 years	286	186
5 years	533	352
10 years	1,239	835
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2040.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2040 Lifetime Portfolio has a target asset allocation of 90% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 73 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2040 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R4 shares ceased operations as of June 15, 2016 and resumed on April 7, 2017. Class 1 shares were first offered on March 30, 2016. Returns for Class R4 shares between those dates are those of Class 1 shares. Returns for Class R4 shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns—Class R4 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.55%.
Best quarter: Q1 2019, 11.74%
Worst quarter: Q4 2018, -11.87%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class R4 (before tax)	24.45	8.19	8.56
after tax on distributions	21.95	6.46	6.80
after tax on distributions, with sale	16.12	6.07	6.30
Class R6	24.58	8.32	8.72
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)	23.37	8.11	8.03

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
John Hancock 2040 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	32.74	10.33	10.39
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2035 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4	R6
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R6
Management fee	0.27	0.27
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10	0.00
Additional other expenses	0.09	0.09
Total other expenses	0.19	0.09
Acquired fund fees and expenses[1]	0.33	0.33
Total annual fund operating expenses[2]	1.04	0.69
Contractual expense reimbursement[3]	-0.47 [4]	-0.37
Total annual fund operating expenses after expense reimbursements	0.57	0.32
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
4	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R6
1 year	58	33
3 years	284	184
5 years	528	348
10 years	1,228	824
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2035.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2035 Lifetime Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 73 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2035 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R4 shares ceased operations as of June 15, 2016 and resumed on April 7, 2017. Class 1 shares were first offered on March 30, 2016. Returns for Class R4 shares between those dates are those of Class 1 shares. Returns for Class R4 shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns—Class R4 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.92%.
Best quarter: Q1 2019, 11.22%
Worst quarter: Q4 2018, -11.17%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class R4 (before tax)	23.30	7.81	8.22
after tax on distributions	20.89	6.10	6.46
after tax on distributions, with sale	15.30	5.75	6.01
Class R6	23.54	7.98	8.41
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)	22.18	7.77	7.72

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
John Hancock 2035 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	30.76	9.82	9.98
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2030 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4	R6
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R6
Management fee	0.29	0.29
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10	0.00
Additional other expenses[1]	0.09	0.09
Total other expenses	0.19	0.09
Acquired fund fees and expenses[2]	0.31	0.31
Total annual fund operating expenses[3]	1.04	0.69
Contractual expense reimbursement[4]	-0.46 [5]	-0.36
Total annual fund operating expenses after expense reimbursements	0.58	0.33
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.32% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R6
1 year	59	34
3 years	285	185
5 years	529	349
10 years	1,229	825
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2030.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2030 Lifetime Portfolio has a target asset allocation of 73% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 73 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2030 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R4 shares ceased operations as of June 15, 2016 and resumed on April 7, 2017. Class 1 shares were first offered on March 30, 2016. Returns for Class R4 shares between those dates are those of Class 1 shares. Returns for Class R4 shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns—Class R4 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.11%.
Best quarter: Q1 2019, 10.37%
Worst quarter: Q4 2018, -9.87%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class R4 (before tax)	21.96	7.42	7.83
after tax on distributions	19.74	5.74	6.11
after tax on distributions, with sale	14.29	5.41	5.67
Class R6	22.06	7.57	7.99
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)	20.38	7.27	7.26

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
John Hancock 2030 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	28.56	9.22	9.49
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2025 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4	R6
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R6
Management fee	0.32	0.32
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10	0.00
Additional other expenses	0.10	0.10
Total other expenses	0.20	0.10
Acquired fund fees and expenses[1]	0.29	0.29
Total annual fund operating expenses[2]	1.06	0.71
Contractual expense reimbursement[3]	-0.46 [4]	-0.36
Total annual fund operating expenses after expense reimbursements	0.60	0.35
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.34% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
4	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R6
1 year	61	36
3 years	291	191
5 years	540	359
10 years	1,253	849
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2025.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2025 Lifetime Portfolio has a target asset allocation of 63% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 73 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2025 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R4 shares ceased operations as of June 15, 2016 and resumed on April 7, 2017. Class 1 shares were first offered on March 30, 2016. Returns for Class R4 shares between those dates are those of Class 1 shares. Returns for Class R4 shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns—Class R4 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.25%.
Best quarter: Q1 2019, 9.48%
Worst quarter: Q4 2018, -8.57%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class R4 (before tax)	20.08	6.85	7.25
after tax on distributions	17.91	5.16	5.54
after tax on distributions, with sale	13.02	4.91	5.18
Class R6	20.24	7.01	7.44
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)	18.38	6.73	6.76

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
John Hancock 2025 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	25.75	8.46	8.84
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2020 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4	R6
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R6
Management fee	0.37	0.37
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10	0.00
Additional other expenses[1]	0.13	0.13
Total other expenses	0.23	0.13
Acquired fund fees and expenses[2]	0.24	0.24
Total annual fund operating expenses[3]	1.09	0.74
Contractual expense reimbursement[4]	-0.48 [5]	-0.38
Total annual fund operating expenses after expense reimbursements	0.61	0.36
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.35% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R6
1 year	62	37
3 years	299	198
5 years	554	374
10 years	1,286	883
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 78% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2020.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2020 Lifetime Portfolio has a target asset allocation of 50% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 73 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2020 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R4 shares ceased operations as of June 15, 2016 and resumed on April 7, 2017. Class 1 shares were first offered on March 30, 2016. Returns for Class R4 shares between those dates are those of Class 1 shares. Returns for Class R4 shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns—Class R4 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.83%.
Best quarter: Q1 2019, 8.54%
Worst quarter: Q4 2018, -7.10%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class R4 (before tax)	18.26	6.25	6.59
after tax on distributions	16.25	4.62	4.94
after tax on distributions, with sale	11.73	4.41	4.63
Class R6	18.49	6.43	6.79
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)	16.52	6.16	6.25

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
John Hancock 2020 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	22.32	7.51	7.93
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2015 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4	R6
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R6
Management fee	0.39	0.39
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10	0.00
Additional other expenses	0.37	0.37
Total other expenses	0.47	0.37
Acquired fund fees and expenses[1]	0.22	0.22
Total annual fund operating expenses[2]	1.33	0.98
Contractual expense reimbursement[3]	-0.71 [4]	-0.61
Total annual fund operating expenses after expense reimbursements	0.62	0.37
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.36% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
4	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R6
1 year	63	38
3 years	351	251
5 years	661	482
10 years	1,539	1,146
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 99% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2015.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2015 Lifetime Portfolio has a target asset allocation of 43% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a Multi-Index Lifetime Portfolio with a more distant target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Lifetime Portfolios with target dates that are more distant, fixed-income securities risks are more prevalent in this fund than in these other target-date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 73 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2015 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R4 shares ceased operations as of June 15, 2016 and resumed on April 7, 2017. Class 1 shares were first offered on March 30, 2016. Returns for Class R4 shares between those dates are those of Class 1 shares. Returns for Class R4 shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns—Class R4 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.88%.
Best quarter: Q1 2019, 7.73%
Worst quarter: Q4 2018, -5.78%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class R4 (before tax)	16.80	5.76	6.00
after tax on distributions	14.70	4.11	4.36
after tax on distributions, with sale	10.83	3.98	4.14
Class R6	17.09	5.91	6.18
S&P Target Date 2015 Index (reflects no deduction for fees, expenses, or taxes)	15.40	5.67	5.76

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
John Hancock 2015 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	19.59	6.59	6.94
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2010 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R4	R6
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R4	R6
Management fee	0.41	0.41
Distribution and service (Rule 12b-1) fees	0.25	0.00
Other expenses
Service plan fee	0.10 [1]	0.00
Additional other expenses	0.51	0.51
Total other expenses	0.61	0.51
Acquired fund fees and expenses[2]	0.21	0.21
Total annual fund operating expenses[3]	1.48	1.13
Contractual expense reimbursement[4]	-0.86 [5]	-0.76
Total annual fund operating expenses after expense reimbursements	0.62	0.37
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.36% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R4	R6
1 year	63	38
3 years	383	284
5 years	726	549
10 years	1,695	1,307
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 96% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2010.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2010 Lifetime Portfolio has a target asset allocation of 37% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Multi-Index Lifetime Portfolio with a more distant target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Lifetime Portfolios with target dates that are more distant, fixed-income securities risks are more prevalent in this fund than in these other target-date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 73 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2010 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R4 shares ceased operations as of June 15, 2016 and resumed on April 7, 2017. Class 1 shares were first offered on March 30, 2016. Returns for Class R4 shares between those dates are those of Class 1 shares. Returns for Class R4 shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns—Class R4 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.10%.
Best quarter: Q1 2019, 7.18%
Worst quarter: Q4 2018, -4.84%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class R4 (before tax)	15.80	5.37	5.62
after tax on distributions	14.19	3.74	3.98
after tax on distributions, with sale	9.92	3.65	3.81
Class R6	15.98	5.52	5.79
S&P Target Date 2010 Index (reflects no deduction for fees, expenses, or taxes)	14.30	5.16	5.22

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
John Hancock 2010 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	17.44	6.00	6.22
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
Principal investment strategies

Investment objective: To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The Board of Trustees can change a fund’s investment objective and strategy without shareholder approval.
Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy based on investors’ expected retirement date (see the charts in each preceding “Fund summary”).
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. Each John Hancock Multi-Index Lifetime Portfolio is designed for investors planning to retire around the designated year and has a target asset allocation reflecting this designation. A fund with a closer target retirement date will have a greater exposure to underlying funds primarily invested in fixed-income securities than will a John Hancock Multi-Index Lifetime Portfolio with a more distant target retirement date. Over time, the fund’s asset allocation strategy will change according to a predetermined “glide path” shown in the “Fund summary.” As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.
The fund is designed for investors who may remain invested in the fund through their retirement years. After the fund reaches its designated retirement year, it will continue to be managed according to an allocation strategy that becomes increasingly conservative over time, until approximately twenty years after retirement when the fund is expected to maintain a static allocation of approximately 25% of its assets in underlying funds that invest primarily in equity securities.
The managers may from time to time adjust the percentage of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes and investment styles or to reflect fundamental changes in the investment environment. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the chart in the preceding “Fund summary.” The target allocation may be changed without shareholder approval if it is believed that such change would benefit the fund and its shareholders. The glide path is intended to reduce investment risk and volatility as retirement approaches and in the postretirement years since the fund may be a primary source of income for its shareholders after retirement.
The allocations reflected in the glide path are also referred to as “target” allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class based on the managers’ market outlook. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes.
Any such deviation from the target allocation is not expected to be greater than plus or minus 10%, although this range may be exceeded in light of market or economic conditions in an effort to protect the fund or achieve its objective. Any such decisions would be made by taking into account relevant factors such as the current and expected economic environment, various fundamental factors such as the valuations of various asset classes and various technical factors such as market sentiment. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage. The advisor believes the majority of performance will be driven by the long-term strategic asset allocation mix as opposed to any shorter-term tactical asset allocation decisions.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. The managers may from time to time adjust the percent of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes, to adjust the overall credit quality or duration of fixed-income securities held by the underlying funds or to rebalance the allocation to underlying funds. Adjustments may also be made to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager or to reflect fundamental changes in the investment environment. To maintain target allocations in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from the target.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of

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debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest in exchange-traded funds (ETFs), the securities of other investment companies and directly in other types of investments, such as U.S. government securities and derivatives including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments. The fund may also invest directly in exchange-traded notes (ETNs).
The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
A fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Other permitted investments

The funds of funds may directly:

■	purchase U.S. government securities and short-term paper;

■	purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended;

■	purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the advisor is not the same as, or affiliated with, the advisor to the fund, including ETFs;

■	purchase ETNs;

■	invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, mid-, and small-capitalization companies in both developed (including the United States) and emerging markets;

■	invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation-protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed markets (including the United States) and emerging markets, and may include fixed-income securities rated below investment grade;

■	purchase securities of registered closed-end investment companies that are part of the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended;

■	invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds;

■	make short sales of securities (borrow and sell securities not owned by the fund), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security; and

■	invest in qualified publicly traded partnerships and other publicly traded partnerships that, at the time of investment, the advisor believes will primarily generate only income for purposes of qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended, including such publicly traded partnerships that invest principally in commodities or commodity-linked derivatives (with the prior approval of the advisor’s Complex Securities Committee).

The funds may use various investment strategies such as hedging and other related transactions. For example, a fund may use derivative instruments (such as options, futures, and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. The funds also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments, including those linked to physical commodities. Please refer to “Hedging and other strategic transactions risk” in the Statement of Additional Information (SAI).
Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute qualifying income to a regulated investment company, no fund is permitted to invest directly in such instruments unless the manager obtains prior written approval from the advisor’s Complex Securities Committee. See “Additional information concerning taxes” in the SAI.
Principal risks of investing in the funds of funds

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.

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Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which each fund itself is regulated. Such legislation or regulation could limit or preclude each fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and each fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from each fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of each fund’s portfolio holdings. Furthermore, volatile financial markets can expose each fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by each fund.
The principal risks of investing in each fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping a fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the funds’ Statement of Additional Information (SAI).
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”) or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the

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fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.

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In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. An ETF has its own fees and expenses, which are indirectly borne by the fund. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV.
Exchange-traded notes (ETNs) risk
ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer’s credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.
Fund of funds risk
The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses, and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.
Affiliated subadvised fund conflicts of interest risk
The subadvisor may allocate the fund’s assets without limit to underlying funds managed by the subadvisor and/or other affiliated subadvisors (affiliated subadvised funds). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the subadvisor to allocate assets to the subadvisor and other affiliated subadvised funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the subadvisor and other affiliated subadvisors of affiliated subadvised funds benefit from the subadvisor’s allocations of fund assets to such funds through the additional subadvisory fees they earn on such allocated fund assets. The subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to affiliated subadvised funds on this basis without regard to any such economic incentive. As part of its oversight of the fund and the subadvisor, the advisor will monitor to ensure that allocations are conducted in accordance with these principles.
Multi-manager risk; limited universe of subadvisors and underlying funds
The fund’s ability to achieve its investment objective depends upon the subadvisor’s skill in determining the fund’s strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund’s performance could be substantially dependent on the performance of these subadvisors. Similarly, the subadvisor’s allocation of a fund of fund’s assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.
Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
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A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

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Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk
A fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Lifecycle risk
There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
Target allocation risk
The asset allocation glide path chart illustrates the funds’ target allocations between equity and fixed-income securities. When a fund has a greater allocation to equity securities, it will be less conservative and have more equity securities risk exposure. These risks are explained under “Equity securities risk.” Over time, as a fund gets closer to its target date, its asset mix becomes more conservative as it contains more fixed-income and short-term fixed-income securities. The risks associated with fixed-income and short-term fixed-income securities are explained under “Fixed-income securities risk,” “Interest-rate risk,” “Credit and counterparty risk,” and “Lower-rated and high-yield fixed-income securities risk.” The funds’ transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the funds may be a primary source of income for an investor after retirement.
Principal risks of investing in the underlying funds

By owning shares of underlying funds, the fund indirectly invests, to varying degrees, in equity securities of U.S. companies, including small- and medium-sized companies and in fixed-income securities. Many of the underlying funds also invest in foreign securities. In addition, most of the underlying funds may invest in derivatives. To the extent that the fund invests directly in these securities or investments, the fund will be subject to the same risks. In this section, an underlying fund is referred to as a fund.
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service,

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Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19)
pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its

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global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize

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the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars;

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unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on the portfolio manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if a portfolio manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to the fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the fund to various securities, markets, and currencies without the fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in the fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments a fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and

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there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the managers intend to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. A fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a portfolio manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that a fund may utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of

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successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a

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mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

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Who’s who

The following are the names of the various entities involved with each fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee each fund’s business activities and retain the services of the various firms that carry out the funds’ operations.
Investment advisor
The investment advisor manages the funds’ business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the funds. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the funds’ portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the funds’ portfolio assets through proactive oversight and monitoring of a subadvisor and the funds, as described in further detail below. The advisor is responsible for developing overall investment strategies for the funds and overseeing and implementing the funds’ continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the funds; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The funds rely on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The funds, therefore, are able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the funds (other than by reason of serving as a subadvisor to the funds), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fees
Each fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee has two components: (1) a fee on assets invested in a fund of John Hancock Funds II (JHF II) or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of JHF II or JHF III (other assets).
The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Advisory fee on assets invested in a fund of JHF II and JHF III

Aggregate net assets of the fund (%)
First $7.5 billion	0.060
Excess over $7.5 billion	0.050
The fee on other assets is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Advisory fee on other assets

Aggregate net assets of the fund (%)
First $7.5 billion	0.510
Excess over $7.5 billion	0.500
During their most recent fiscal year, the funds paid to the investment advisor management fees, including any waivers or reimbursements, as follows:
Multi-Index 2060 Lifetime Portfolio: 0.00%
Multi-Index 2055 Lifetime Portfolio: 0.00%
Multi-Index 2050 Lifetime Portfolio: 0.00%
Multi-Index 2045 Lifetime Portfolio: 0.00%
Multi-Index 2040 Lifetime Portfolio: 0.00%
Multi-Index 2035 Lifetime Portfolio: 0.00%
Multi-Index 2030 Lifetime Portfolio: 0.00%
Multi-Index 2025 Lifetime Portfolio: 0.01%
Multi-Index 2020 Lifetime Portfolio: 0.01%
Multi-Index 2015 Lifetime Portfolio: 0.00%
Multi-Index 2010 Lifetime Portfolio: 0.00%

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The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in each fund’s most recent annual shareholder report for the period ended August 31.
The subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, Manulife Financial Corporation, as the parent company of the subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisor. Accordingly, there is a conflict of interest in that there is an incentive for the subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, the subadvisor has a duty to allocate assets to an affiliated subadvised fund (and to affiliated underlying funds more broadly) only when the subadvisor believes it is in the best interests of fund shareholders, without regard to any economic incentive. As part of its oversight of the funds and the subadvisor, the advisor will monitor to ensure that allocations and the subadvisor’s compensation practices are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.
Additional information about fund expenses
Each fund’s annual operating expenses will likely vary throughout the period and from year to year. Each fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
The advisor voluntarily agrees to waive its advisory fee for each fund so that the aggregate advisory fee retained by the advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the fund’s first $7.5 billion of average net assets and 0.50% of the fund’s average net assets in excess of $7.5 billion. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the funds’ portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the subadvisor’s portfolio managers. These managers are jointly and primarily responsible for the day-to-day management of each fund’s portfolio. These managers are employed by Manulife IM (US) For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Robert E. Sykes, CFA

■	Managing Director and Portfolio Manager, Asset Allocation Team

■	Managed each fund except for the Multi-Index 2065 Lifetime Portfolio since 2018

■	Managed the Multi-Index 2065 Lifetime Portfolio since 2020

■	Joined Manulife IM (US) in 2008

■	Began business career in 2001

Nathan W. Thooft, CFA

■	Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation

■	Managed each fund except for the Multi-Index 2065 Lifetime Portfolio, Multi-Index 2060 Lifetime Portfolio and Multi-Index 2055 Lifetime Portfolio since 2013

■	Managed the Multi-Index 2055 Lifetime Portfolio since 2014

■	Managed the Multi-Index 2060 Lifetime Portfolio since 2016

■	Managed the Multi-Index 2065 Lifetime Portfolio since 2020

■	Joined Manulife IM (US) in 2008

■	Began business career in 2000

Custodian
The custodian holds the funds’ assets, settles all portfolio trades, and collects most of the valuation data required for calculating the funds’ net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111
Principal distributor
The principal distributor markets the funds and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
Each fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on

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behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. Each of this prospectus, the SAI, or any contract that is an exhibit to the funds’ registration statement, is not intended to, nor does it, give rise to an agreement or contract between the funds and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus (except for any classes of Multi-Index 2065 Lifetime Portfolio), including total return information showing how much an investment in a fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. These tables detail the financial performance of Class R4 shares of a fund, to the extent available, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Class R4 shares of each fund other than Multi-Index 2060 Lifetime Portfolio ceased operations on June 15, 2016 and resumed operations on April 7, 2017. The Class R4 tables below for such funds detail the financial performance of Class R4 shares for the fiscal year from the resumption of operations through August 31, 2019. Although Class R4 shares were not in operation for the entire fiscal years ended August 31, 2016 and August 31, 2017, the Class 1 tables below detail the financial performance of Class 1 for such fiscal years. Because Class R4 shares have different expenses than Class 1 shares, financial highlights for Class R4 shares would have differed.
Because the Multi-Index 2065 Lifetime Portfolio had not yet commenced operations as of the last reporting period, there are no financial highlights to report.
The financial statements of the funds as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the funds’ independent registered public accounting firm. The reports of PwC, along with the funds’ financial statements in the funds’ annual reports for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the funds’ most recent annual report are available upon request.
Multi-Index 2060 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R4
08-31-2020	12.06	0.13	1.59	1.72	(0.26)	(0.57)	(0.83)	12.95	14.56	1.02	0.24	1.16	376	32
08-31-2019	12.89	0.24 [5]	(0.35)	(0.11)	(0.21)	(0.51)	(0.72)	12.06	(0.04)	1.00	0.16	1.97 [5]	53	13
08-31-2018	12.03	0.23 [5]	1.12	1.35	(0.20)	(0.29)	(0.49)	12.89	11.35	1.65	0.16	1.84 [5]	57	24
08-31-2017 [6]	11.31	0.02	0.70	0.72	—	—	—	12.03	6.37 [7]	4.24 [8]	0.18 [8]	0.44 [8]	53	46 [9]
Class R6
08-31-2020	12.06	0.22	1.53	1.75	(0.28)	(0.57)	(0.85)	12.96	14.84	0.70	—	1.90	8,365	32
08-31-2019	12.90	0.22 [5]	(0.32)	(0.10)	(0.23)	(0.51)	(0.74)	12.06	0.08	0.75	—	1.88 [5]	2,758	13
08-31-2018	12.03	0.26 [5]	1.12	1.38	(0.22)	(0.29)	(0.51)	12.90	11.61	1.40	—	2.08 [5]	948	24
08-31-2017	10.60	0.21	1.40	1.61	(0.18)	—	(0.18)	12.03	15.40	3.99	0.02	1.91	188	46
08-31-2016 [10]	10.00	0.03	0.57	0.60	—	—	—	10.60	6.00 [7]	52.88 [8]	0.10 [8]	0.60 [8]	106	1
Class 1
08-31-2017	10.60	0.18	1.43	1.61	(0.18)	—	(0.18)	12.03	15.36	4.03	0.07	1.60	5,691	46
08-31-2016 [10]	10.00	0.01	0.59	0.60	—	—	—	10.60	6.00 [7]	52.91 [8]	0.15 [8]	0.31 [8]	558	1
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, and 0.01% and less than 0.005% for the periods ended 8-31-19 and 8-31-18, respectively.
6	The inception date for Class R4 shares is 4-7-17.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
10	Period from 3-30-16 (commencement of operations) to 8-31-16.

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Multi-Index 2055 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R4
08-31-2020	11.48	0.06	1.58	1.64	(0.25)	(0.72)	(0.97)	12.15	14.67	0.76	0.26	0.57	2,219	28
08-31-2019	12.71	0.23 [5]	(0.40)	(0.17)	(0.23)	(0.83)	(1.06)	11.48	(0.14)	0.65	0.16	1.96 [5]	52	18
08-31-2018	12.18	0.23 [5]	1.13	1.36	(0.23)	(0.60)	(0.83)	12.71	11.42	0.73	0.16	1.86 [5]	55	17
08-31-2017 [6]	11.45	0.02	0.71	0.73	—	—	—	12.18	6.38 [7]	0.72 [8]	0.18 [8]	0.45 [8]	53	15 [9]
Class R6
08-31-2020	11.48	0.23	1.44	1.67	(0.27)	(0.72)	(0.99)	12.16	14.95	0.42	—	2.04	24,431	28
08-31-2019	12.71	0.21 [5]	(0.36)	(0.15)	(0.25)	(0.83)	(1.08)	11.48	0.06	0.40	—	1.86 [5]	10,711	18
08-31-2018	12.19	0.20 [5]	1.17	1.37	(0.25)	(0.60)	(0.85)	12.71	11.49	0.48	—	1.64 [5]	4,456	17
08-31-2017	10.91	0.10	1.53	1.63	(0.21)	(0.14)	(0.35)	12.19	15.35	0.47	0.01	0.84	1,746	15
08-31-2016	10.14	0.19	0.75	0.94	(0.15)	(0.02)	(0.17)	10.91	9.45	0.69	0.07	1.90	109	8
Class 1
08-31-2017	10.91	0.21	1.42	1.63	(0.21)	(0.14)	(0.35)	12.19	15.28	0.51	0.06	1.86	52,950	15
08-31-2016	10.14	0.16	0.78	0.94	(0.15)	(0.02)	(0.17)	10.91	9.39	0.73	0.12	1.61	33,895	8
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-19 and 8-31-18.
6	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
Multi-Index 2050 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R4
08-31-2020	11.61	0.10	1.56	1.66	(0.25)	(0.75)	(1.00)	12.27	14.61	0.73	0.26	0.95	2,351	30
08-31-2019	12.85	0.10 [5]	(0.28)	(0.18)	(0.23)	(0.83)	(1.06)	11.61	(0.18)	0.68	0.24	0.87 [5]	241	19
08-31-2018	12.26	0.23 [5]	1.14	1.37	(0.22)	(0.56)	(0.78)	12.85	11.44	0.66	0.16	1.86 [5]	56	14
08-31-2017 [6]	11.53	0.02	0.71	0.73	—	—	—	12.26	6.33 [7]	0.69 [8]	0.18 [8]	0.44 [8]	53	16 [9]
Class R6
08-31-2020	11.62	0.24	1.45	1.69	(0.28)	(0.75)	(1.03)	12.28	14.89	0.38	—	2.09	48,478	30
08-31-2019	12.85	0.23 [5]	(0.38)	(0.15)	(0.25)	(0.83)	(1.08)	11.62	0.11	0.36	—	1.98 [5]	26,188	19
08-31-2018	12.26	0.23 [5]	1.16	1.39	(0.24)	(0.56)	(0.80)	12.85	11.61	0.41	—	1.84 [5]	18,646	14
08-31-2017	10.99	0.04	1.60	1.64	(0.22)	(0.15)	(0.37)	12.26	15.26	0.44	0.01	0.31	10,359	16
08-31-2016	10.22	0.20	0.77	0.97	(0.16)	(0.04)	(0.20)	10.99	9.52	0.65	0.07	1.91	110	8
Class 1
08-31-2017	10.99	0.22	1.42	1.64	(0.21)	(0.15)	(0.36)	12.27	15.29	0.48	0.06	1.90	70,115	16
08-31-2016	10.22	0.17	0.79	0.96	(0.15)	(0.04)	(0.19)	10.99	9.46	0.68	0.12	1.61	47,118	8
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

90

5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-19 and 8-31-18.
6	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
Multi-Index 2045 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R4
08-31-2020	11.49	0.13	1.51	1.64	(0.26)	(0.76)	(1.02)	12.11	14.67	0.70	0.27	1.18	3,188	33
08-31-2019	12.76	0.20 [5]	(0.38)	(0.18)	(0.23)	(0.86)	(1.09)	11.49	(0.11)	0.60	0.18	1.72 [5]	50	19
08-31-2018	12.21	0.23 [5]	1.14	1.37	(0.22)	(0.60)	(0.82)	12.76	11.37	0.62	0.16	1.87 [5]	56	12
08-31-2017 [6]	11.48	0.02	0.71	0.73	—	—	—	12.21	6.35 [7]	0.63 [8]	0.18 [8]	0.44 [8]	53	21 [9]
Class R6
08-31-2020	11.51	0.24	1.43	1.67	(0.28)	(0.76)	(1.04)	12.14	14.94	0.35	—	2.16	66,299	33
08-31-2019	12.77	0.22 [5]	(0.37)	(0.15)	(0.25)	(0.86)	(1.11)	11.51	0.09	0.33	—	1.96 [5]	44,013	19
08-31-2018	12.22	0.23 [5]	1.15	1.38	(0.23)	(0.60)	(0.83)	12.77	11.61	0.37	—	1.85 [5]	32,149	12
08-31-2017	10.96	0.03	1.60	1.63	(0.22)	(0.15)	(0.37)	12.22	15.29	0.37	0.01	0.24	21,476	21
08-31-2016	10.21	0.20	0.75	0.95	(0.16)	(0.04)	(0.20)	10.96	9.35	0.50	0.07	1.91	110	7
Class 1
08-31-2017	10.96	0.22	1.40	1.62	(0.21)	(0.15)	(0.36)	12.22	15.24	0.41	0.06	1.93	100,206	21
08-31-2016	10.20	0.17	0.78	0.95	(0.15)	(0.04)	(0.19)	10.96	9.41	0.53	0.12	1.64	74,804	7
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-19 and 8-31-18.
6	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
Multi-Index 2040 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R4
08-31-2020	11.50	0.08	1.57	1.65	(0.26)	(0.77)	(1.03)	12.12	14.75	0.69	0.26	0.77	1,808	41
08-31-2019	12.79	0.23 [5]	(0.38)	(0.15)	(0.23)	(0.91)	(1.14)	11.50	0.11	0.58	0.17	1.96 [5]	54	18
08-31-2018	12.25	0.24	1.10	1.34	(0.22)	(0.58)	(0.80)	12.79	11.20	0.61	0.16	1.87	56	15
08-31-2017 [6]	11.52	0.02	0.71	0.73	—	—	—	12.25	6.34 [7]	0.61 [8]	0.18 [8]	0.46 [8]	53	19 [9]
Class R6
08-31-2020	11.50	0.25	1.43	1.68	(0.28)	(0.77)	(1.05)	12.13	15.05	0.35	0.01	2.21	56,804	41
08-31-2019	12.80	0.23 [5]	(0.37)	(0.14)	(0.25)	(0.91)	(1.16)	11.50	0.23	0.33	—	2.01 [5]	37,168	18
08-31-2018	12.25	0.24	1.13	1.37	(0.24)	(0.58)	(0.82)	12.80	11.46	0.36	—	1.90	27,193	15
08-31-2017	10.99	0.03	1.60	1.63	(0.22)	(0.15)	(0.37)	12.25	15.24	0.36	0.02	0.25	20,326	19
08-31-2016	10.22	0.20	0.76	0.96	(0.16)	(0.03)	(0.19)	10.99	9.46	0.45	0.07	1.90	110	10
Class 1

91

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
08-31-2017	10.98	0.22	1.41	1.63	(0.21)	(0.15)	(0.36)	12.25	15.29	0.39	0.07	1.92	130,499	19
08-31-2016	10.21	0.17	0.78	0.95	(0.15)	(0.03)	(0.18)	10.98	9.42	0.49	0.12	1.60	94,444	10

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and less than 0.005% for the periods ended 8-31-19.

6	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
Multi-Index 2035 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R4
08-31-2020	11.40	0.15	1.42	1.57	(0.27)	(0.70)	(0.97)	12.00	14.15	0.71	0.29	1.39	3,970	42
08-31-2019	12.52	0.22	(0.28)	(0.06)	(0.24)	(0.82)	(1.06)	11.40	0.72	0.61	0.19	1.92	66	19
08-31-2018	12.11	0.24	0.98	1.22	(0.23)	(0.58)	(0.81)	12.52	10.35	0.61	0.18	1.96	55	15
08-31-2017 [5]	11.42	0.03	0.66	0.69	—	—	—	12.11	6.04 [6]	0.60 [7]	0.20 [7]	0.59 [7]	53	22 [8]
Class R6
08-31-2020	11.40	0.25	1.35	1.60	(0.29)	(0.70)	(0.99)	12.01	14.45	0.36	0.03	2.27	61,944	42
08-31-2019	12.52	0.24	(0.28)	(0.04)	(0.26)	(0.82)	(1.08)	11.40	0.93	0.34	0.01	2.11	38,369	19
08-31-2018	12.11	0.24	1.00	1.24	(0.25)	(0.58)	(0.83)	12.52	10.51	0.36	0.01	1.96	20,590	15
08-31-2017	10.94	0.05	1.50	1.55	(0.22)	(0.16)	(0.38)	12.11	14.56	0.35	0.03	0.42	14,013	22
08-31-2016	10.21	0.20	0.73	0.93	(0.16)	(0.04)	(0.20)	10.94	9.20	0.42	0.09	1.98	109	10
Class 1
08-31-2017	10.95	0.22	1.31	1.53	(0.21)	(0.16)	(0.37)	12.11	14.39	0.39	0.08	1.97	169,855	22
08-31-2016	10.21	0.18	0.76	0.94	(0.16)	(0.04)	(0.20)	10.95	9.24	0.45	0.14	1.72	121,902	10
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
6	Not annualized.
7	Annualized.
8	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
Multi-Index 2030 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R4
08-31-2020	11.31	0.19	1.26	1.45	(0.27)	(0.59)	(0.86)	11.90	13.20	0.74	0.32	1.78	6,232	45
08-31-2019	12.20	0.24	(0.15)	0.09	(0.25)	(0.73)	(0.98)	11.31	1.80	0.62	0.21	2.18	56	24

92

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
08-31-2018	11.95	0.25	0.80	1.05	(0.23)	(0.57)	(0.80)	12.20	9.03	0.63	0.21	2.07	54	19
08-31-2017 [5]	11.31	0.04	0.60	0.64	—	—	—	11.95	5.66 [6]	0.62 [7]	0.22 [7]	0.77 [7]	53	25 [8]
Class R6
08-31-2020	11.32	0.25	1.22	1.47	(0.29)	(0.59)	(0.88)	11.91	13.38	0.39	0.06	2.29	46,937	45
08-31-2019	12.21	0.25	(0.14)	0.11	(0.27)	(0.73)	(1.00)	11.32	2.01	0.37	0.04	2.29	21,285	24
08-31-2018	11.95	0.24	0.84	1.08	(0.25)	(0.57)	(0.82)	12.21	9.30	0.38	0.05	1.98	6,635	19
08-31-2017	10.92	0.08	1.32	1.40	(0.23)	(0.14)	(0.37)	11.95	13.22	0.37	0.06	0.75	4,730	25
08-31-2016	10.21	0.22	0.70	0.92	(0.17)	(0.04)	(0.21)	10.92	9.10	0.41	0.11	2.11	109	8
Class 1
08-31-2017	10.92	0.24	1.16	1.40	(0.23)	(0.14)	(0.37)	11.95	13.16	0.40	0.11	2.10	205,698	25
08-31-2016	10.21	0.19	0.72	0.91	(0.16)	(0.04)	(0.20)	10.92	9.05	0.44	0.16	1.85	155,730	8
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
6	Not annualized.
7	Annualized.
8	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
Multi-Index 2025 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R4
08-31-2020	11.15	0.20	1.07	1.27	(0.28)	(0.52)	(0.80)	11.62	11.74	0.77	0.36	1.82	4,177	62
08-31-2019	11.86	0.27	(0.04) [5]	0.23	(0.27)	(0.67)	(0.94)	11.15	2.94	0.66	0.25	2.40	55	25
08-31-2018	11.72	0.26	0.62	0.88	(0.24)	(0.50)	(0.74)	11.86	7.72	0.67	0.25	2.20	53	23
08-31-2017 [6]	11.15	0.05	0.52	0.57	—	—	—	11.72	5.11 [7]	0.65 [8]	0.26 [8]	0.99 [8]	53	28 [9]
Class R6
08-31-2020	11.15	0.27	1.03	1.30	(0.30)	(0.52)	(0.82)	11.63	11.98	0.42	0.10	2.45	43,689	62
08-31-2019	11.87	0.24	— [5,10]	0.24	(0.29)	(0.67)	(0.96)	11.15	3.05	0.41	0.08	2.23	17,092	25
08-31-2018	11.72	0.27	0.64	0.91	(0.26)	(0.50)	(0.76)	11.87	7.96	0.42	0.08	2.29	4,587	23
08-31-2017	10.90	0.11	1.10	1.21	(0.25)	(0.14)	(0.39)	11.72	11.46	0.40	0.09	1.03	3,001	28
08-31-2016	10.21	0.24	0.66	0.90	(0.18)	(0.03)	(0.21)	10.90	8.92	0.43	0.14	2.31	109	12
Class 1
08-31-2017	10.89	0.25	0.97	1.22	(0.25)	(0.14)	(0.39)	11.72	11.50	0.44	0.14	2.25	198,109	28
08-31-2016	10.20	0.22	0.67	0.89	(0.17)	(0.03)	(0.20)	10.89	8.87	0.46	0.19	2.11	158,969	12
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.
6	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
10	Less than $0.005 per share.
Multi-Index 2020 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

93

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R4
08-31-2020	11.01	0.24	0.80	1.04	(0.29)	(0.42)	(0.71)	11.34	9.66	0.86	0.39	2.26	4,746	78
08-31-2019	11.48	0.24	0.13	0.37	(0.28)	(0.56)	(0.84)	11.01	4.12	0.75	0.29	2.25	101	24
08-31-2018	11.45	0.27	0.43	0.70	(0.26)	(0.41)	(0.67)	11.48	6.25	0.74	0.26	2.34	52	30
08-31-2017 [5]	10.96	0.06	0.43	0.49	—	—	—	11.45	4.47 [6]	0.71 [7]	0.28 [7]	1.25 [7]	52	37 [8]
Class R6
08-31-2020	11.02	0.27	0.80	1.07	(0.31)	(0.42)	(0.73)	11.36	9.97	0.51	0.13	2.52	38,491	78
08-31-2019	11.49	0.27	0.12	0.39	(0.30)	(0.56)	(0.86)	11.02	4.32	0.47	0.10	2.54	9,368	24
08-31-2018	11.46	0.25	0.47	0.72	(0.28)	(0.41)	(0.69)	11.49	6.42	0.49	0.10	2.21	2,816	30
08-31-2017	10.84	0.21	0.79	1.00	(0.25)	(0.13)	(0.38)	11.46	9.62	0.46	0.11	1.97	622	37
08-31-2016	10.17	0.26	0.61	0.87	(0.18)	(0.02)	(0.20)	10.84	8.78	0.50	0.16	2.53	108	18
Class 1
08-31-2017	10.83	0.26	0.76	1.02	(0.26)	(0.13)	(0.39)	11.46	9.67	0.50	0.16	2.41	144,223	37
08-31-2016	10.17	0.24	0.62	0.86	(0.18)	(0.02)	(0.20)	10.83	8.62	0.53	0.21	2.35	120,211	18
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
6	Not annualized.
7	Annualized.
8	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
Multi-Index 2015 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R4
08-31-2020	10.82	0.22	0.67	0.89	(0.30)	(0.41)	(0.71)	11.00	8.45	1.11	0.40	2.12	1,582	99
08-31-2019	11.07	0.29	0.20	0.49	(0.29)	(0.45)	(0.74)	10.82	5.20	0.90	0.27	2.73	50	27
08-31-2018	11.18	0.27	0.28	0.55	(0.28)	(0.38)	(0.66)	11.07	5.01	0.96	0.27	2.47	52	28
08-31-2017 [5]	10.74	0.07	0.37	0.44	—	—	—	11.18	4.10 [6]	0.88 [7]	0.29 [7]	1.48 [7]	52	47 [8]
Class R6
08-31-2020	10.82	0.28	0.64	0.92	(0.31)	(0.41)	(0.72)	11.02	8.81	0.76	0.14	2.63	15,783	99
08-31-2019	11.07	0.27	0.23	0.50	(0.30)	(0.45)	(0.75)	10.82	5.39	0.65	0.10	2.57	3,227	27
08-31-2018	11.18	0.31	0.26	0.57	(0.30)	(0.38)	(0.68)	11.07	5.17	0.71	0.11	2.80	880	28
08-31-2017	10.74	0.24	0.59	0.83	(0.27)	(0.12)	(0.39)	11.18	8.04	0.63	0.12	2.26	383	47
08-31-2016	10.12	0.27	0.57	0.84	(0.19)	(0.03)	(0.22)	10.74	8.41	0.76	0.17	2.68	107	26
Class 1
08-31-2017	10.74	0.27	0.56	0.83	(0.27)	(0.12)	(0.39)	11.18	7.98	0.66	0.17	2.52	44,768	47
08-31-2016	10.11	0.25	0.59	0.84	(0.18)	(0.03)	(0.21)	10.74	8.47	0.79	0.22	2.47	46,862	26
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
6	Not annualized.
7	Annualized.
8	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
Multi-Index 2010 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period	Ratios and supplemental data
94

Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R4
08-31-2020	10.53	0.25	0.57	0.82	(0.27)	(0.24)	(0.51)	10.84	7.92	1.25	0.38	2.44	207	96
08-31-2019	10.81	0.29	0.25	0.54	(0.31)	(0.51)	(0.82)	10.53	5.91	1.07	0.28	2.84	50	35
08-31-2018	10.93	0.28	0.15	0.43	(0.28)	(0.27)	(0.55)	10.81	3.97	1.13	0.27	2.57	51	49
08-31-2017 [5]	10.53	0.07	0.33	0.40	—	—	—	10.93	3.80 [6]	1.04 [7]	0.29 [7]	1.62 [7]	52	52 [8]
Class R6
08-31-2020	10.55	0.32	0.51	0.83	(0.28)	(0.24)	(0.52)	10.86	8.09	0.92	0.14	3.05	4,651	96
08-31-2019	10.83	0.28	0.28	0.56	(0.33)	(0.51)	(0.84)	10.55	6.10	0.82	0.11	2.77	2,172	35
08-31-2018	10.94	0.31	0.14	0.45	(0.29)	(0.27)	(0.56)	10.83	4.22	0.88	0.10	2.88	964	49
08-31-2017	10.68	0.16	0.56	0.72	(0.30)	(0.16)	(0.46)	10.94	6.98	0.79	0.13	1.59	1,953	52
08-31-2016	10.10	0.29	0.53	0.82	(0.18)	(0.06)	(0.24)	10.68	8.31	0.95	0.17	2.81	107	46
Class 1
08-31-2017	10.68	0.28	0.42	0.70	(0.29)	(0.16)	(0.45)	10.93	6.83	0.83	0.18	2.59	29,065	52
08-31-2016	10.09	0.27	0.56	0.83	(0.18)	(0.06)	(0.24)	10.68	8.36	0.99	0.22	2.64	29,563	46
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
6	Not annualized.
7	Annualized.
8	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

95

Underlying fund information

The funds invest primarily in underlying funds. Therefore, each fund’s investment performance is directly related to the investment performance of the underlying funds. Information regarding the underlying funds is available in the applicable underlying fund’s prospectus and SAI. This prospectus is not an offer for any of the underlying funds. For copies of the prospectuses of the John Hancock underlying funds, which contain this and other information, visit our website at jhinvestments.com.
As of September 30, 2020, the funds allocated assets to the underlying funds stated below.

Multi-Index 2065 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas Inc. (Xtrackers)

Multi-Index 2060 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

96

Multi-Index 2055 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2050 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

97

Multi-Index 2045 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2040 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

98

Multi-Index 2035 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2030 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
JPMorgan EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

99

Multi-Index 2025 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
JPMorgan EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Corporate Bond ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2020 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
JPMorgan EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Corporate Bond ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

100

Multi-Index 2015 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Intermediate-Term Corporate Bond ETF	Vanguard
JPMorgan EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Corporate Bond ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2010 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Intermediate-Term Corporate Bond ETF	Vanguard
JPMorgan EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Corporate Bond ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

101

Your account

Choosing an eligible share class

Class R4 shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class R4 shares
Class R4 shares are available to certain types of investors, as noted below:

■	Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■	Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■	Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R4 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.
Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class R4 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through December 31, 2021)

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Class R service plan
In addition to the Class R4 Rule 12b-1 plan, the fund has adopted a plan for Class R4 shares that authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.10% for Class R4 shares.
The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Each fund is designed so that it can qualify as a qualified default investment alternative (QDIA) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to

102

ERISA. Your retirement plan fiduciary, and not the funds or their investment advisor, is responsible for determining whether the fund qualifies as a QDIA.
Additional payments to financial intermediaries
Class R4 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. There is no minimum initial investment to purchase Class R4 shares. The minimum initial investments for Class R6 shares are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 888-972-8696.

5	Eligible retirement plans generally may open an account and purchase Class R4 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R4 shares of the fund. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

6	For Class R6 shares, make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect

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different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

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Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Transaction policies

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund. The NAV for the fund is calculated based upon the NAVs of the underlying funds and other investments in which it invests. The prospectuses for the underlying funds explain the circumstances under which those underlying funds use fair-value pricing and the effects of doing so.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and

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no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
You may exchange your Class R4 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of

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excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other

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nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class R4 shares, you will receive account statements from your plan’s recordkeeper.
Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15. For Class R4 shares, this information statement will be mailed by your plan’s recordkeeper.
Dividends
Each fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends from a fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on a fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If a fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A

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return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Additional investor services

Disclosure of fund holdings
All of the holdings of each fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the funds’ holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the funds’ holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of each fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about a fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In a fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the funds’ shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from a fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of a fund and includes a summary of a fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-597-1897 for Class R6 shares
By phone: 888-972-8696 for Class R4 an Class R6 shares
By TTY: 800-231-5469 for Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC RL20PN 1/1/21
SEC file number: 811-21779

John Hancock Multi-Index Preservation Portfolios
Prospectus 1/1/21

	Class R2	Class R4	Class R6
Multi-Index 2065 Preservation Portfolio	JAANX	JAAQX	JAAUX
Multi-Index 2060 Preservation Portfolio	JSATX	JPORX	JTFOX
Multi-Index 2055 Preservation Portfolio	JRIUX	JRIVX	JRIWX
Multi-Index 2050 Preservation Portfolio	JRINX	JRIPX	JRISX
Multi-Index 2045 Preservation Portfolio	JRVRX	JRVPX	JRVSX
Multi-Index 2040 Preservation Portfolio	JRRRX	JRRPX	JRRSX
Multi-Index 2035 Preservation Portfolio	JRYRX	JRYPX	JRYSX
Multi-Index 2030 Preservation Portfolio	JRHRX	JRHPX	JRHSX
Multi-Index 2025 Preservation Portfolio	JRERX	JREPX	JRESX
Multi-Index Income Preservation Portfolio	JRFNX	JRFPX	JRFSX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Multi-Index 2065 Preservation Portfolio
6	John Hancock Multi-Index 2060 Preservation Portfolio
12	John Hancock Multi-Index 2055 Preservation Portfolio
18	John Hancock Multi-Index 2050 Preservation Portfolio
24	John Hancock Multi-Index 2045 Preservation Portfolio
30	John Hancock Multi-Index 2040 Preservation Portfolio
36	John Hancock Multi-Index 2035 Preservation Portfolio
42	John Hancock Multi-Index 2030 Preservation Portfolio
48	John Hancock Multi-Index 2025 Preservation Portfolio
54	John Hancock Multi-Index Income Preservation Portfolio

60	Principal investment strategies
62	Other permitted investments
62	Principal risks of investing in the funds of funds
67	Principal risks of investing in the underlying funds
75	Who’s who
78	Financial highlights
87	Underlying fund information

92	Choosing an eligible share class
92	Class cost structure
93	Opening an account
94	Information for plan participants
98	Transaction policies
101	Dividends and account policies
102	Additional investor services
For more information See back cover

Fund summary

John Hancock Multi-Index 2065 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2	R4	R6
Management fee	0.19	0.19	0.19
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.00
Other expenses
Service plan fee	0.25	0.10	0.00
Additional other expenses	1.57	1.57	1.57
Total other expenses[1]	1.82	1.67	1.57
Acquired fund fees and expenses[2]	0.39	0.39	0.39
Total annual fund operating expenses	2.65	2.50	2.15
Contractual expense reimbursement[3]	-1.77	-1.87 [4]	-1.77
Total annual fund operating expenses after expense reimbursements	0.88	0.63	0.38
1	“Other expenses” have been estimated for the fund’s first year of operations.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.37% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
4	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	90	64	39
3 years	655	599	502
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund has not reached the end of its first fiscal year, there is no portfolio turnover to report.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2065.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2065 Preservation Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities.

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The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

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Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

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Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based market index for reference. Performance information is not shown because the fund had been in operation for less than a full calendar year as of the date of this prospectus.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2020	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2020
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund summary

John Hancock Multi-Index 2060 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2	R4	R6
Management fee	0.19	0.19	0.19
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.00
Other expenses
Service plan fee	0.25 [1]	0.10 [1]	0.00
Additional other expenses	0.19	0.19	0.19
Total other expenses	0.44	0.29	0.19
Acquired fund fees and expenses[2]	0.40	0.40	0.40
Total annual fund operating expenses[3]	1.28	1.13	0.78
Contractual expense reimbursement[4]	-0.40	-0.50 [5]	-0.40
Total annual fund operating expenses after expense reimbursements	0.88	0.63	0.38
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.37% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	90	64	39
3 years	366	309	209
5 years	664	574	394
10 years	1,510	1,330	929
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2060.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2060 Preservation Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2060 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class R41

1 Class R1, the representative class in previous periods, ceased operations on October 23, 2020.
Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.18%.
Best quarter: Q1 2019, 10.84%
Worst quarter: Q4 2018, -10.94%

Average annual total returns (%)—as of 12/31/19	1 year	Since inception (03/30/16)
Class R4 (before tax)	23.10	10.67
after tax on distributions	20.87	9.11
after tax on distributions, with sale	15.04	8.10
Class R2	22.79	10.51
Class R6	23.29	10.85
S&P Target Date To 2060+ Index (reflects no deduction for fees, expenses, or taxes)	24.03	11.30
John Hancock 2060 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	31.69	13.20
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP

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Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2016
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2055 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2	R4	R6
Management fee	0.19	0.19	0.19
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.00
Other expenses
Service plan fee	0.25 [1]	0.10 [1]	0.00
Additional other expenses	0.09	0.09	0.09 [2]
Total other expenses	0.34	0.19	0.09
Acquired fund fees and expenses[3]	0.41	0.41	0.41
Total annual fund operating expenses[4]	1.19	1.04	0.69
Contractual expense reimbursement[5]	-0.30	-0.40 [6]	-0.30
Total annual fund operating expenses after expense reimbursements	0.89	0.64	0.39
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
3	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
4	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
5	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.38% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
6	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	91	65	40
3 years	348	291	191
5 years	625	535	354
10 years	1,417	1,235	830
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2055.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2055 Preservation Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt

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instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

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Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

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Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2055 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class R41

1 Class R1, the representative class in previous periods, ceased operations on October 23, 2020.
Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.33%.
Best quarter: Q1 2019, 10.89%
Worst quarter: Q4 2018, -10.97%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (03/26/14)
Class R4 (before tax)	23.13	7.74	7.76
after tax on distributions	20.23	5.84	6.04
after tax on distributions, with sale	15.50	5.70	5.78
Class R2	22.67	7.54	7.56
Class R6	23.34	7.89	7.93
S&P Target Date To 2055 Index (reflects no deduction for fees, expenses, or taxes)	23.60	8.26	7.85

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (03/26/14)
John Hancock 2055 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	31.69	9.77	10.03
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2014
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2050 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2	R4	R6
Management fee	0.19	0.19	0.19
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.00
Other expenses
Service plan fee	0.25	0.10	0.00
Additional other expenses	0.06	0.06	0.06 [1]
Total other expenses	0.31	0.16	0.06
Acquired fund fees and expenses[2]	0.40	0.40	0.40
Total annual fund operating expenses[3]	1.15	1.00	0.65
Contractual expense reimbursement[4]	-0.26	-0.36 [5]	-0.26
Total annual fund operating expenses after expense reimbursements	0.89	0.64	0.39
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.38% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	91	65	40
3 years	340	283	182
5 years	608	517	336
10 years	1,374	1,192	786
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2050.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2050 Preservation Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

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Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2050 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 and Class R4 shares commenced operations on April 29, 2011, and May 1, 2012, respectively. Class R2 and Class R6 shares commenced operations on September 4, 2012. Returns shown prior to a class’s commencement date are those of Class 1 shares. Returns for Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class R41

1 Class R1, the representative class in previous periods, ceased operations on October 23, 2020.
Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.16%.
Best quarter: Q1 2019, 10.93%
Worst quarter: Q4 2018, -11.02%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/29/11)
Class R4 (before tax)	23.08	7.70	7.87
after tax on distributions	20.12	5.54	6.27
after tax on distributions, with sale	15.52	5.61	5.90
Class R2	22.72	7.45	7.66
Class R6	23.28	7.91	8.07
S&P Target Date To 2050 Index (reflects no deduction for fees, expenses, or taxes)	23.44	8.13	8.03
John Hancock 2050 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	31.69	9.77	10.13
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP
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Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2045 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2	R4	R6
Management fee	0.19	0.19	0.19
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.00
Other expenses
Service plan fee	0.25 [1]	0.10 [1]	0.00
Additional other expenses	0.07	0.07	0.07
Total other expenses	0.32	0.17	0.07
Acquired fund fees and expenses[2]	0.40	0.40	0.40
Total annual fund operating expenses[3]	1.16	1.01	0.66
Contractual expense reimbursement[4]	-0.28	-0.38 [5]	-0.28
Total annual fund operating expenses after expense reimbursements	0.88	0.63	0.38
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.37% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	90	64	39
3 years	341	284	183
5 years	611	521	340
10 years	1,384	1,202	796
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2045.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2045 Preservation Portfolio has a target asset allocation of 79% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

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Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2045 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively. Class R2 and Class R6 shares commenced operations on September 4, 2012. Returns shown prior to a class’s commencement date are those of Class 1 shares. Returns for Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class R41

1 Class R1, the representative class in previous periods, ceased operations on October 23, 2020.
Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.15%.
Best quarter: Q1 2019, 10.84%
Worst quarter: Q3 2011, -13.01%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/30/10)
Class R4 (before tax)	22.99	7.69	8.50
after tax on distributions	19.99	5.53	7.00
after tax on distributions, with sale	15.47	5.60	6.49
Class R2	22.46	7.34	8.27
Class R6	23.11	7.87	8.68
S&P Target Date To 2045 Index (reflects no deduction for fees, expenses, or taxes)	23.07	7.96	8.69
John Hancock 2045 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	31.18	9.69	10.72
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP

28

Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2040 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2	R4	R6
Management fee	0.21	0.21	0.21
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.00
Other expenses
Service plan fee	0.25 [1]	0.10 [1]	0.00
Additional other expenses	0.06	0.06	0.06
Total other expenses	0.31	0.16	0.06
Acquired fund fees and expenses[2]	0.39	0.39	0.39
Total annual fund operating expenses[3]	1.16	1.01	0.66
Contractual expense reimbursement[4]	-0.29	-0.39 [5]	-0.29
Total annual fund operating expenses after expense reimbursements	0.87	0.62	0.37
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.36% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	89	63	38
3 years	340	283	182
5 years	610	520	339
10 years	1,383	1,201	795
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2040.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2040 Preservation Portfolio has a target asset allocation of 73% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

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Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2040 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively. Class R2 and Class R6 shares commenced operations on September 4, 2012. Returns shown prior to a class’s commencement date are those of Class 1 shares. Returns for Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class R41

1 Class R1, the representative class in previous periods, ceased operations on October 23, 2020.
Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.40%.
Best quarter: Q1 2019, 10.41%
Worst quarter: Q3 2011, -13.01%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/30/10)
Class R4 (before tax)	22.10	7.47	8.37
after tax on distributions	19.20	5.33	6.87
after tax on distributions, with sale	14.85	5.42	6.37
Class R2	21.78	7.18	8.16
Class R6	22.37	7.66	8.54
S&P Target Date To 2040 Index (reflects no deduction for fees, expenses, or taxes)	22.10	7.67	8.36
John Hancock 2040 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	29.58	9.38	10.52
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP

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Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2035 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2	R4	R6
Management fee	0.24	0.24	0.24
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.00
Other expenses
Service plan fee	0.25	0.10 [1]	0.00
Additional other expenses	0.05	0.05	0.05 [2]
Total other expenses	0.30	0.15	0.05
Acquired fund fees and expenses[3]	0.35	0.35	0.35
Total annual fund operating expenses[4]	1.14	0.99	0.64
Contractual expense reimbursement[5]	-0.27	-0.37 [6]	-0.27
Total annual fund operating expenses after expense reimbursements	0.87	0.62	0.37
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
3	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
4	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
5	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.36% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
6	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	89	63	38
3 years	335	278	178
5 years	602	511	330
10 years	1,362	1,179	773
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2035.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2035 Preservation Portfolio has a target asset allocation of 62% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

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Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2035 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively. Class R2 and Class R6 shares commenced operations on September 4, 2012. Returns shown prior to a class’s commencement date are those of Class 1 shares. Returns for Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class R41

1 Class R1, the representative class in previous periods, ceased operations on October 23, 2020.
Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.33%.
Best quarter: Q1 2019, 9.57%
Worst quarter: Q3 2011, -12.40%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/30/10)
Class R4 (before tax)	20.63	7.06	8.03
after tax on distributions	17.92	4.99	6.56
after tax on distributions, with sale	13.78	5.08	6.08
Class R2	20.24	6.70	7.78
Class R6	20.86	7.25	8.20
S&P Target Date To 2035 Index (reflects no deduction for fees, expenses, or taxes)	20.59	7.18	7.90
John Hancock 2035 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	26.85	8.78	10.08
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP

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Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2030 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2	R4	R6
Management fee	0.31	0.31	0.31
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.00
Other expenses
Service plan fee	0.25 [1]	0.10	0.00
Additional other expenses	0.05	0.05	0.05
Total other expenses	0.30	0.15	0.05
Acquired fund fees and expenses[2]	0.28	0.28	0.28
Total annual fund operating expenses[3]	1.14	0.99	0.64
Contractual expense reimbursement[4]	-0.27	-0.37 [5]	-0.27
Total annual fund operating expenses after expense reimbursements	0.87	0.62	0.37
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.36% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	89	63	38
3 years	335	278	178
5 years	602	511	330
10 years	1,362	1,179	773
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2030.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2030 Preservation Portfolio has a target asset allocation of 45% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Multi-Index Preservation Portfolio with a more distant target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Preservation Portfolios with more distant target dates, fixed-income securities risks are more prevalent in this fund than in these other target-date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

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Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2030 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively. Class R2 and Class R6 shares commenced operations on September 4, 2012. Returns shown prior to a class’s commencement date are those of Class 1 shares. Returns for Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class R41

1 Class R1, the representative class in previous periods, ceased operations on October 23, 2020.
Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.79%.
Best quarter: Q1 2012, 8.62%
Worst quarter: Q3 2011, -11.16%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/30/10)
Class R4 (before tax)	17.89	6.29	7.37
after tax on distributions	15.52	4.37	5.99
after tax on distributions, with sale	11.81	4.47	5.53
Class R2	17.53	5.92	7.12
Class R6	18.13	6.48	7.54
S&P Target Date To 2030 Index (reflects no deduction for fees, expenses, or taxes)	18.58	6.73	7.43
John Hancock 2030 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	22.93	7.83	9.33
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP

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Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index 2025 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2	R4	R6
Management fee	0.38	0.38	0.38
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.00
Other expenses
Service plan fee	0.25	0.10 [1]	0.00
Additional other expenses	0.05	0.05	0.05
Total other expenses	0.30	0.15	0.05
Acquired fund fees and expenses[2]	0.21	0.21	0.21
Total annual fund operating expenses[3]	1.14	0.99	0.64
Contractual expense reimbursement[4]	-0.28	-0.38 [5]	-0.28
Total annual fund operating expenses after expense reimbursements	0.86	0.61	0.36
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.35% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	88	62	37
3 years	334	277	177
5 years	601	510	329
10 years	1,361	1,178	772
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2025.

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The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2025 Preservation Portfolio has a target asset allocation of 24% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Multi-Index Preservation Portfolio with a more distant target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Preservation Portfolios with more distant target dates, fixed-income securities risks are more prevalent in this fund than in these other target-date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

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Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2025 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively. Class R2 and Class R6 shares commenced operations on September 4, 2012. Returns shown prior to a class’s commencement date are those of Class 1 shares. Returns for Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class R41

1 Class R1, the representative class in previous periods, ceased operations on October 23, 2020.
Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.75%.
Best quarter: Q1 2012, 7.10%
Worst quarter: Q3 2011, -9.11%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/30/10)
Class R4 (before tax)	14.49	5.16	6.33
after tax on distributions	12.27	3.37	5.02
after tax on distributions, with sale	9.46	3.53	4.64
Class R2	14.06	4.90	6.14
Class R6	14.67	5.33	6.49
S&P Target Date To 2025 Index (reflects no deduction for fees, expenses, or taxes)	16.53	6.15	6.86
John Hancock 2025 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	16.90	6.24	8.06
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP

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Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multi-Index Income Preservation Portfolio
Investment objective

To seek total return with a focus on current income. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2	R4	R6
Management fee	0.48	0.48	0.48
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.00
Other expenses
Service plan fee	0.25	0.10 [1]	0.00
Additional other expenses	0.11	0.11	0.11
Total other expenses	0.36	0.21	0.11
Acquired fund fees and expenses[2]	0.12	0.12	0.12
Total annual fund operating expenses[3]	1.21	1.06	0.71
Contractual expense reimbursement[4]	-0.37	-0.47 [5]	-0.37
Total annual fund operating expenses after expense reimbursements	0.84	0.59	0.34
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.33% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	86	60	35
3 years	347	290	190
5 years	629	539	359
10 years	1,433	1,252	848
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 63% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors in or near retirement. Under normal market conditions, the fund is expected to maintain an allocation of about 8% of its assets in underlying funds that invest primarily in equity securities.
The fund typically will have greater exposure to underlying funds that invest primarily in fixed-income securities than will other John Hancock Multi-Index Preservation Portfolios, which are designed for investors who plan to retire around a specific target date.
The fund’s allocations to equity and fixed-income are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money. Unlike other John Hancock Multi-Index Preservation Portfolios, the fund is not designed to decrease its equity holdings over time. The fund is designed for an investor in or near retirement, and it is anticipated that investors will make gradual withdrawals from the fund. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund may invest in underlying funds that invest in a broad range of equity, fixed-income, and alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than certain other John Hancock Multi-Index Preservation Portfolios, fixed-income securities risks are more prevalent in this fund than in the target date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

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Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even though the fund’s designated retirement year has already passed.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

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Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

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Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock Income Preservation Index shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively. Class R2 and Class R6 shares commenced operations on September 4, 2012. Returns shown prior to a class’s commencement date are those of Class 1 shares. Returns for Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class R4 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class R41

1 Class R1, the representative class in previous periods, ceased operations on October 23, 2020.
Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.57%.
Best quarter: Q1 2019, 3.67%
Worst quarter: Q2 2013, -2.05%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/30/10)
Class R4 (before tax)	8.90	3.12	3.83
after tax on distributions	7.52	1.97	2.88
after tax on distributions, with sale	5.49	1.99	2.64
Class R2	8.60	2.89	3.65
Class R6	9.08	3.30	3.99
S&P Target Date To Retirement Income Index (reflects no deduction for fees, expenses, or taxes)†	13.25	4.32	N/A
John Hancock Income Preservation Index (reflects no deduction for fees, expenses, or taxes)*	9.88	3.71	4.64
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.60
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
†	Performance inception was May 30, 2014.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

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Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696. Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
Principal investment strategies

Each fund other than Multi-Index Income Preservation Portfolio
Investment objective: The fund seeks high total return until its target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.
Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy based on investors’ expected retirement date (see the chart in the preceding “Fund summary”).
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. Each John Hancock Multi-Index Preservation Portfolio is designed for investors planning to retire around the designated year and has a target asset allocation reflecting this designation. A fund with a closer target retirement date will have a greater exposure to underlying funds primarily invested in fixed-income securities than will a John Hancock Multi-Index Preservation Portfolio with a more distant target retirement date. Over time, the fund’s asset allocation strategy will change according to a predetermined glide path shown in the “Fund summary.” As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.
The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class based on the managers’ market outlook. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. The managers may, from time to time, adjust the percent of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes, to adjust the overall credit quality or duration of fixed-income securities held by the underlying funds, or to rebalance the allocation to underlying funds. Adjustments may also be made to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager or to reflect fundamental changes in the investment environment. To maintain target allocations in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from the target.
The fund is designed for an investor who anticipates reevaluating his or her retirement allocation strategies at the target date. Accordingly, in the designated retirement year, as indicated by the fund’s name, under normal market conditions the fund is expected to have an equity allocation of 8% in underlying funds that invest primarily in equity securities, and maintain a static equity allocation of 8% in underlying funds that invest primarily in equity securities after December 31 of the designated retirement year. This static allocation may be appropriate for some investors; however, other investors may wish to reallocate their investments and may remove all or most of their investment at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest in exchange-traded funds (ETFs), the securities of other investment companies, and directly in other types of investments, such as U.S. government securities and derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments. The fund may invest directly in exchange-traded notes (ETNs).

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The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds.
The fund may invest in cash or money market instruments for purposes of meeting redemption requests or making other anticipated cash payments.
Investing during transition periods
A fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Multi-Index Income Preservation Portfolio
Investment objective: To seek total return with a focus on current income. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.
Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors in or near retirement. Under normal market conditions, the fund is expected to maintain an allocation of about 8% of its assets in underlying funds that invest primarily in equity securities.
The fund typically will have greater exposure to underlying funds that invest primarily in fixed-income securities than will other John Hancock Multi-Index Preservation Portfolios, which are designed for investors who plan to retire around a specific target date.
The fund’s allocations to equity and fixed-income are referred to as neutral allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class based on the managers’ market outlook. Any such decisions would be made from a strategic, long-term perspective. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its investment objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The target allocation may be changed without shareholder approval if it is believed that such a change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money. There is no guarantee that the fund will preserve either income or capital. Unlike other John Hancock Multi-Index Preservation Portfolios, the fund is not designed to decrease its equity holdings over time. The fund is designed for an investor in or near retirement, and it is anticipated that investors will make gradual withdrawals from the fund. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. The managers may, from time to time, adjust the percent of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes, to adjust the overall credit quality or duration of fixed-income securities held by the underlying funds, or to rebalance the allocation to underlying funds. Adjustments may also be made to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager or to reflect fundamental changes in the investment environment. To maintain target allocations in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from the target.
The fund may invest in underlying funds that invest in a broad range of equity, fixed-income, and alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indices. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest in exchange-traded funds (ETFs), the securities of other investment companies, and directly in other types of investments, such as U.S. government securities and derivatives, including credit default swaps and options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may

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also purchase futures contracts for cash management purposes and to gain investment exposures pending investments. The fund may also invest directly in exchange-traded notes (ETNs).
The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds.
The fund may invest in cash or money market instruments for purposes of meeting redemption requests or making other anticipated cash payments.
Investing during transition periods
A fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the managers determine that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Other permitted investments

The funds of funds may directly:

■	purchase U.S. government securities and short-term paper.

■	purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended.

■	purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the advisor is not the same as, or affiliated with, the advisor to the fund, including ETFs.

■	purchase exchange-traded notes (ETNs).

■	invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, medium-, and small capitalization companies in both developed (including the United States) and emerging markets.

■	invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the United States) and emerging markets and may include fixed-income securities rated below investment grade.

■	purchase securities of registered closed-end investment companies that are part of the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended.

■	invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds.

■	make short sales of securities (borrow and sell securities not owned by the fund), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security.

■	invest in qualified publicly traded partnerships and other publicly traded partnerships that at the time of investment the advisor believes will primarily generate only income for purposes of qualifying as a regulated investment company under the Code, including such publicly traded partnerships that invest principally in commodities or commodities-linked derivatives (with the prior approval of the advisor’s Complex Securities Committee).

The fund may use various investment strategies such as hedging and other related transactions. For example, the fund may use derivative instruments (such as options, futures, and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. The fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to “Hedging and other strategic transactions risk” in the Statement of Additional Information (SAI).
Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute qualifying income to a regulated investment company, the fund is not permitted to invest directly in such instruments unless the subadvisor obtains prior written approval from the advisor’s Complex Securities Committee. See “Additional information concerning taxes” in the SAI.
Principal risks of investing in the funds of funds

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which each fund itself is regulated. Such legislation or regulation could limit or

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preclude each fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and each fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from each fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of each fund’s portfolio holdings. Furthermore, volatile financial markets can expose each fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by each fund.
The principal risks of investing in each fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping a fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the funds’ Statement of Additional Information (SAI).
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”) or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe;

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economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the
UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase

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an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. An ETF has its own fees and expenses, which are indirectly borne by the fund. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV.
Exchange-traded notes (ETNs) risk
ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer’s credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.
Fund of funds risk
The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses, and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.
Affiliated subadvised fund conflicts of interest risk
The subadvisor may allocate the fund’s assets without limit to underlying funds managed by the subadvisor and/or other affiliated subadvisors (affiliated subadvised funds). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the subadvisor to allocate assets to the subadvisor and other affiliated subadvised funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the subadvisor and other affiliated subadvisors of affiliated subadvised funds benefit from the subadvisor’s allocations of fund assets to such funds through the additional subadvisory fees they earn on such allocated fund assets. The subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to affiliated subadvised funds on this basis without regard to any such economic incentive. As part of its oversight of the fund and the subadvisor, the advisor will monitor to ensure that allocations are conducted in accordance with these principles.
Multi-manager risk; limited universe of subadvisors and underlying funds
The fund’s ability to achieve its investment objective depends upon the subadvisor’s skill in determining the fund’s strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund’s performance could be substantially dependent on the performance of these subadvisors. Similarly, the subadvisor’s allocation of a fund of fund’s assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.
Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a

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leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk
A fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies,

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including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Lifecycle risk
There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its post-retirement stage.
Target allocation risk
The target allocation chart illustrates the fund’s target allocation between equity and fixed-income securities. When the fund has a greater asset mix of equity securities, it will be less conservative and have more equity securities risk exposure. These risks are explained under “Equity securities risk.” Over time, as the fund gets closer to its target date, its asset mix becomes more conservative as it contains more fixed-income and short-term fixed-income securities. The risks associated with fixed-income and short-term fixed-income securities are explained under “Fixed-income securities risk,” “Interest-rate risk,” “Credit and counterparty risk,” and “Lower-rated and high-yield fixed-income securities risk.” The fund’s transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the fund may be a primary source of income for an investor after retirement.
Principal risks of investing in the underlying funds

By owning shares of underlying funds, the fund indirectly invests, to varying degrees, in equity securities of U.S. companies, including small- and medium-sized companies, and in fixed-income securities. Many of the underlying funds also invest in foreign securities. In addition, most of the underlying funds may invest in derivatives. To the extent that the fund invests directly in these securities or investments, the fund will be subject to the same risks. In this section, an underlying fund is referred to as a fund.
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or to otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic, or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a portfolio manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable), at the time of investment, or determined by a manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

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In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While portfolio managers monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and

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UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a portfolio manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. A fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the portfolio manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the portfolio manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

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Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in

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such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on the portfolio manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if a portfolio manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to the fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the fund to various securities, markets, and currencies without the fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in the fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments a fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its

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obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the managers intend to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. A fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a portfolio manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that a fund may utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

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Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool

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of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Short sales risk
A fund may make short sales of securities. This means a fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. A fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.
Until a fund closes its short position or replaces a borrowed security, a fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. The need to maintain cash or other liquid assets in segregated accounts could limit a fund’s ability to pursue other opportunities as they arise.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. Market capitalizations of companies change over time. A fund

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may not be obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Who’s who

The following are the names of the various entities involved with each fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee each fund’s business activities and retain the services of the various firms that carry out the funds’ operations.
Investment advisor
The investment advisor manages the funds’ business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the funds. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the funds’ portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the funds’ portfolio assets through proactive oversight and monitoring of a subadvisor and the funds, as described in further detail below. The advisor is responsible for developing overall investment strategies for the funds and overseeing and implementing the funds’ continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the funds; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The funds rely on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The funds, therefore, are able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the funds (other than by reason of serving as a subadvisor to the funds), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fees
Each fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee has two components: (1) a fee on assets invested in a fund of John Hancock Funds II (JHF II) or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of JHF II or JHF III (other assets).
The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Advisory fee on assets invested in a fund of JHF II and JHF III

Aggregate net assets of the fund (%)
First $7.5 billion	0.060
Excess over $7.5 billion	0.050
The fee on other assets is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Advisory fee on other assets

Aggregate net assets of the fund (%)
First $7.5 billion	0.510
Excess over $7.5 billion	0.500
During their most recent fiscal year, the funds paid to the investment advisor management fees, including any waivers or reimbursements, as follows:
Multi-Index 2060 Preservation Portfolio: 0.00%
Multi-Index 2055 Preservation Portfolio: 0.00%
Multi-Index 2050 Preservation Portfolio: 0.00%
Multi-Index 2045 Preservation Portfolio: 0.00%
Multi-Index 2040 Preservation Portfolio: 0.00%
Multi-Index 2035 Preservation Portfolio: 0.00%
Multi-Index 2030 Preservation Portfolio: 0.03%
Multi-Index 2025 Preservation Portfolio: 0.10%
Multi-Index Income Preservation Portfolio: 0.13%

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The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in each fund’s most recent annual shareholder report for the period ended August 31.
The subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, Manulife Financial Corporation, as the parent company of the subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisor. Accordingly, there is a conflict of interest in that there is an incentive for the subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, the subadvisor has a duty to allocate assets to an affiliated subadvised fund (and to affiliated underlying funds more broadly) only when the subadvisor believes it is in the best interests of fund shareholders, without regard to any economic incentive. As part of its oversight of the funds and the subadvisor, the advisor will monitor to ensure that allocations and the subadvisor’s compensation practices are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.
Additional information about fund expenses
Each fund’s annual operating expenses will likely vary throughout the period and from year to year. Each fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
The advisor voluntarily agrees to waive its advisory fee for each fund so that the aggregate advisory fee retained by the advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the fund’s first $7.5 billion of average net assets and 0.50% of the fund’s average annual net assets in excess of $7.5 billion. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the funds’ portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the leaders of the subadvisor’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of each fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the funds, see the SAI.
Robert E. Sykes, CFA

■	Managing Director and Portfolio Manager, Asset Allocation Team

■	Managed each fund except for the Multi-Index 2065 Lifetime Portfolio since 2018

■	Managed the Multi-Index 2065 Lifetime Portfolio since 2020

■	Joined Manulife IM (US) in 2008

■	Began business career in 2001

Nathan W. Thooft, CFA

■	Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation

■	Managed each fund except for the Multi-Index 2065 Preservation Portfolio, Multi-Index 2060 Preservation Portfolio and Multi-Index 2055 Preservation Portfolio since 2013

■	Managed the Multi-Index 2055 Preservation Portfolio since 2014

■	Managed the Multi-Index 2060 Preservation Portfolio since 2016

■	Managed the Multi-Index 2065 Preservation Portfolio since 2020

■	Joined Manulife IM (US) in 2008

■	Began business career in 2000

Custodian
The custodian holds the funds’ assets, settles all portfolio trades, and collects most of the valuation data required for calculating the funds’ net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111
Principal distributor
The principal distributor markets the funds and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
Each fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any

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individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. Each of this prospectus, the SAI, or any contract that is an exhibit to the funds’ registration statement, is not intended to, nor does it, give rise to an agreement or contract between the funds and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

77

Financial highlights

These tables detail the financial performance of each share class described in this prospectus (except for any classes of Multi-Index 2065 Preservation Portfolio), including total return information showing how much an investment in a fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
Because the Multi-Index 2065 Preservation Portfolio had not yet commenced operations as of the last reporting period, there are no financial highlights to report.The financial statements of the funds as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the funds’ independent registered public accounting firm. The report of PwC, along with the funds’ financial statements in the funds’ annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the funds’ most recent annual report are available upon request.
Multi-Index 2060 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2020	11.74	0.22 [5]	1.47	1.69	(0.25)	(0.64)	(0.89)	12.54	14.75	0.81	0.45	1.92 [5]	— [6]	31
08-31-2019	12.64	0.23 [5]	(0.28)	(0.05)	(0.22)	(0.63)	(0.85)	11.74	0.53	0.83	0.42	2.01 [5]	— [6]	11
08-31-2018	11.90	0.20 [5]	0.99	1.19	(0.21)	(0.24)	(0.45)	12.64	10.11	0.88	0.27	1.58 [5]	— [6]	10
08-31-2017	10.58	0.21 [5]	1.26	1.47	(0.15)	—	(0.15)	11.90	14.07	1.92	0.26	1.93 [5]	— [6]	14
08-31-2016 [7]	10.00	0.02	0.56	0.58	—	—	—	10.58	5.80 [8]	22.57 [9]	0.31 [9]	0.52 [9]	— [6]	— [10]
Class R4
08-31-2020	11.76	0.25 [5]	1.47	1.72	(0.28)	(0.64)	(0.92)	12.56	15.03	0.64	0.17	2.17 [5]	— [6]	31
08-31-2019	12.66	0.26 [5]	(0.29)	(0.03)	(0.24)	(0.63)	(0.87)	11.76	0.75	0.68	0.16	2.19 [5]	— [6]	11
08-31-2018	11.90	0.22 [5]	1.00	1.22	(0.22)	(0.24)	(0.46)	12.66	10.29	0.88	0.16	1.76 [5]	— [6]	10
08-31-2017	10.58	0.23 [5]	1.25	1.48	(0.16)	—	(0.16)	11.90	14.16	1.92	0.16	2.04 [5]	— [6]	14
08-31-2016 [7]	10.00	0.03	0.55	0.58	—	—	—	10.58	5.80 [8]	22.57 [9]	0.21 [9]	0.62 [9]	— [6]	— [10]
Class R6
08-31-2020	11.78	0.31 [5]	1.43	1.74	(0.30)	(0.64)	(0.94)	12.58	15.20	0.38	—	2.69 [5]	2	31
08-31-2019	12.67	0.24 [5]	(0.24)	— [11]	(0.26)	(0.63)	(0.89)	11.78	0.94	0.43	—	2.05 [5]	3	11
08-31-2018	11.92	0.16 [5]	1.07	1.23	(0.24)	(0.24)	(0.48)	12.67	10.46	0.63	—	1.38 [5]	1	10
08-31-2017	10.59	0.24 [5]	1.26	1.50	(0.17)	—	(0.17)	11.92	14.38	1.67	—	2.17 [5]	— [6]	14
08-31-2016 [7]	10.00	0.03	0.56	0.59	—	—	—	10.59	5.90 [8]	22.32 [9]	0.05 [9]	0.79 [9]	— [6]	— [10]

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.04%, 0.06%, 0.05% and 0.04% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.

6	Less than $500,000.
7	Period from 3-30-16 (commencement of operations) to 8-31-16.
8	Not annualized.
9	Annualized.
10	Less than 1%.
11	Less than $0.005 per share.

78

Multi-Index 2055 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2020	10.86	0.19 [5]	1.36	1.55	(0.25)	(0.83)	(1.08)	11.33	14.76	0.73	0.46	1.85 [5]	— [6]	31
08-31-2019	12.18	0.20 [5]	(0.31)	(0.11)	(0.22)	(0.99)	(1.21)	10.86	0.47	0.70	0.43	1.80 [5]	— [6]	13
08-31-2018	11.84	0.16 [5]	1.01	1.17	(0.23)	(0.60)	(0.83)	12.18	10.13	0.60	0.31	1.35 [5]	— [6]	10
08-31-2017	10.73	0.21 [5]	1.26	1.47	(0.20)	(0.16)	(0.36)	11.84	14.11	0.55	0.27	1.93 [5]	— [6]	11
08-31-2016	10.10	0.19	0.63	0.82	(0.15)	(0.04)	(0.19)	10.73	8.26	0.62	0.30	1.84	— [6]	3
Class R4
08-31-2020	10.88	0.25 [5]	1.33	1.58	(0.28)	(0.83)	(1.11)	11.35	15.08	0.54	0.17	2.33 [5]	— [6]	31
08-31-2019	12.20	0.25 [5]	(0.33)	(0.08)	(0.25)	(0.99)	(1.24)	10.88	0.72	0.53	0.16	2.31 [5]	— [6]	13
08-31-2018	11.85	0.21 [5]	0.98	1.19	(0.24)	(0.60)	(0.84)	12.20	10.32	0.55	0.16	1.73 [5]	— [6]	10
08-31-2017	10.74	0.23 [5]	1.25	1.48	(0.21)	(0.16)	(0.37)	11.85	14.21	0.55	0.17	2.03 [5]	— [6]	11
08-31-2016	10.11	0.20	0.63	0.83	(0.16)	(0.04)	(0.20)	10.74	8.37	0.62	0.20	1.94	— [6]	3
Class R6
08-31-2020	10.89	0.22 [5]	1.38	1.60	(0.30)	(0.83)	(1.13)	11.36	15.25	0.29	—	2.08 [5]	3	31
08-31-2019	12.21	0.19 [5]	(0.25)	(0.06)	(0.27)	(0.99)	(1.26)	10.89	0.92	0.28	—	1.79 [5]	1	13
08-31-2018	11.86	0.19 [5]	1.02	1.21	(0.26)	(0.60)	(0.86)	12.21	10.48	0.30	—	1.61 [5]	— [6]	10
08-31-2017	10.75	0.24 [5]	1.26	1.50	(0.23)	(0.16)	(0.39)	11.86	14.38	0.30	—	2.11 [5]	— [6]	11
08-31-2016	10.12	0.21	0.64	0.85	(0.18)	(0.04)	(0.22)	10.75	8.54	0.37	0.03	2.04	— [6]	3

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.03%, 0.05%, 0.04% and 0.03% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.

6	Less than $500,000.

79

Multi-Index 2050 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2020	12.16	0.21 [5]	1.51	1.72	(0.26)	(0.98)	(1.24)	12.64	14.79	0.75	0.51	1.77 [5]	1	36
08-31-2019	13.80	0.21 [5]	(0.35)	(0.14)	(0.24)	(1.26)	(1.50)	12.16	0.38	0.75	0.51	1.73 [5]	1	16
08-31-2018	13.56	0.17 [5]	1.14	1.31	(0.26)	(0.81)	(1.07)	13.80	9.91	0.74	0.50	1.29 [5]	1	13
08-31-2017	12.46	0.18 [5]	1.49	1.67	(0.23)	(0.34)	(0.57)	13.56	13.96	0.62	0.39	1.44 [5]	1	12
08-31-2016	11.87	0.20	0.76	0.96	(0.19)	(0.18)	(0.37)	12.46	8.24	0.61	0.41	1.73	— [6]	6
Class R4
08-31-2020	12.19	0.28 [5]	1.48	1.76	(0.29)	(0.98)	(1.27)	12.68	15.03	0.60	0.26	2.38 [5]	1	36
08-31-2019	13.85	0.14 [5]	(0.25)	(0.11)	(0.29)	(1.26)	(1.55)	12.19	0.73	0.56	0.22	1.19 [5]	— [6]	16
08-31-2018	13.59	0.23 [5]	1.13	1.36	(0.29)	(0.81)	(1.10)	13.85	10.29	0.50	0.16	1.68 [5]	— [6]	13
08-31-2017	12.49	0.25 [5]	1.45	1.70	(0.26)	(0.34)	(0.60)	13.59	14.14	0.59	0.25	1.98 [5]	— [6]	12
08-31-2016	11.91	0.23	0.74	0.97	(0.21)	(0.18)	(0.39)	12.49	8.31	0.51	0.20	1.97	— [6]	6
Class R6
08-31-2020	12.15	0.33 [5]	1.46	1.79	(0.33)	(0.98)	(1.31)	12.63	15.28	0.26	—	2.83 [5]	14	36
08-31-2019	13.81	0.25 [5]	(0.34)	(0.09)	(0.31)	(1.26)	(1.57)	12.15	0.93	0.25	—	2.03 [5]	65	16
08-31-2018	13.55	0.26 [5]	1.12	1.38	(0.31)	(0.81)	(1.12)	13.81	10.49	0.25	—	1.93 [5]	30	13
08-31-2017	12.45	0.19 [5]	1.53	1.72	(0.28)	(0.34)	(0.62)	13.55	14.38	0.25	—	1.45 [5]	11	12
08-31-2016	11.87	0.18	0.81	0.99	(0.23)	(0.18)	(0.41)	12.45	8.54	0.26	0.04	1.57	— [6]	6

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.03%, 0.05%, 0.04% and 0.03% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.

6	Less than $500,000.

80

Multi-Index 2045 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2020	13.69	0.24 [5]	1.67	1.91	(0.30)	(1.10)	(1.40)	14.20	14.41	0.75	0.51	1.80 [5]	1	35
08-31-2019	15.52	0.26 [5]	(0.42)	(0.16)	(0.27)	(1.40)	(1.67)	13.69	0.53	0.75	0.51	1.87 [5]	— [6]	16
08-31-2018	15.20	0.24 [5]	1.22	1.46	(0.27)	(0.87)	(1.14)	15.52	9.80	0.75	0.51	1.60 [5]	1	12
08-31-2017	13.97	0.16 [5]	1.69	1.85	(0.24)	(0.38)	(0.62)	15.20	13.88	0.74	0.50	1.14 [5]	1	12
08-31-2016	13.33	0.20	0.85	1.05	(0.21)	(0.20)	(0.41)	13.97	8.04	0.77	0.53	1.53	— [6]	6
Class R4
08-31-2020	13.76	0.31 [5]	1.66	1.97	(0.35)	(1.10)	(1.45)	14.28	14.90	0.52	0.18	2.35 [5]	— [6]	35
08-31-2019	15.59	0.33 [5]	(0.43)	(0.10)	(0.33)	(1.40)	(1.73)	13.76	0.87	0.50	0.16	2.36 [5]	— [6]	16
08-31-2018	15.27	0.27 [5]	1.24	1.51	(0.32)	(0.87)	(1.19)	15.59	10.21	0.50	0.16	1.71 [5]	— [6]	12
08-31-2017	14.03	0.30 [5]	1.61	1.91	(0.29)	(0.38)	(0.67)	15.27	14.19	0.49	0.16	2.07 [5]	— [6]	12
08-31-2016	13.37	0.26	0.84	1.10	(0.24)	(0.20)	(0.44)	14.03	8.40	0.50	0.20	1.97	— [6]	6
Class R6
08-31-2020	13.69	0.38 [5]	1.61	1.99	(0.37)	(1.10)	(1.47)	14.21	15.15	0.26	—	2.89 [5]	10	35
08-31-2019	15.53	0.30 [5]	(0.39)	(0.09)	(0.35)	(1.40)	(1.75)	13.69	1.01	0.25	—	2.19 [5]	59	16
08-31-2018	15.22	0.29 [5]	1.24	1.53	(0.35)	(0.87)	(1.22)	15.53	10.35	0.25	—	1.91 [5]	32	12
08-31-2017	13.99	0.20 [5]	1.72	1.92	(0.31)	(0.38)	(0.69)	15.22	14.35	0.24	—	1.36 [5]	10	12
08-31-2016	13.33	0.27	0.86	1.13	(0.27)	(0.20)	(0.47)	13.99	8.62	0.25	0.03	2.02	— [6]	6

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.01 and less than $0.005 per share and 0.04%, 0.06%, 0.05% and 0.03% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.

6	Less than $500,000.

81

Multi-Index 2040 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2020	13.57	0.25 [5]	1.60	1.85	(0.30)	(1.05)	(1.35)	14.07	14.23	0.76	0.50	1.90 [5]	— [6]	36
08-31-2019	15.33	0.27 [5]	(0.35)	(0.08)	(0.28)	(1.40)	(1.68)	13.57	0.87	0.76	0.51	1.95 [5]	— [6]	18
08-31-2018	15.10	0.18 [5]	1.20	1.38	(0.29)	(0.86)	(1.15)	15.33	9.40	0.73	0.48	1.19 [5]	1	16
08-31-2017	13.92	0.21 [5]	1.60	1.81	(0.26)	(0.37)	(0.63)	15.10	13.51	0.61	0.38	1.46 [5]	— [6]	13
08-31-2016	13.26	0.23	0.82	1.05	(0.19)	(0.20)	(0.39)	13.92	8.10	0.53	0.33	1.72	— [6]	7
Class R4
08-31-2020	13.64	0.30 [5]	1.60	1.90	(0.34)	(1.05)	(1.39)	14.15	14.46	0.59	0.24	2.30 [5]	— [6]	36
08-31-2019	15.41	0.27 [5]	(0.31)	(0.04)	(0.33)	(1.40)	(1.73)	13.64	1.27	0.54	0.19	1.95 [5]	— [6]	18
08-31-2018	15.16	0.27 [5]	1.17	1.44	(0.33)	(0.86)	(1.19)	15.41	9.76	0.51	0.17	1.76 [5]	— [6]	16
08-31-2017	13.97	0.28 [5]	1.57	1.85	(0.29)	(0.37)	(0.66)	15.16	13.72	0.50	0.17	1.97 [5]	— [6]	13
08-31-2016	13.33	0.26	0.82	1.08	(0.24)	(0.20)	(0.44)	13.97	8.27	0.50	0.20	1.95	— [6]	7
Class R6
08-31-2020	13.55	0.38 [5]	1.54	1.92	(0.37)	(1.05)	(1.42)	14.05	14.76	0.27	—	2.87 [5]	19	36
08-31-2019	15.33	0.29 [5]	(0.31)	(0.02)	(0.36)	(1.40)	(1.76)	13.55	1.42	0.26	—	2.16 [5]	72	18
08-31-2018	15.09	0.30 [5]	1.15	1.45	(0.35)	(0.86)	(1.21)	15.33	9.90	0.26	—	2.01 [5]	37	16
08-31-2017	13.91	0.20 [5]	1.66	1.86	(0.31)	(0.37)	(0.68)	15.09	13.90	0.25	—	1.40 [5]	14	13
08-31-2016	13.27	0.25	0.85	1.10	(0.26)	(0.20)	(0.46)	13.91	8.50	0.25	0.03	1.94	1	7

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.03%, 0.05%, 0.05% and 0.03% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.

6	Less than $500,000.

82

Multi-Index 2035 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2020	13.41	0.25 [5]	1.51	1.76	(0.30)	(0.92)	(1.22)	13.95	13.60	0.79	0.52	1.93 [5]	1	38
08-31-2019	14.92	0.26 [5]	(0.21)	0.05	(0.27)	(1.29)	(1.56)	13.41	1.71	0.79	0.51	1.93 [5]	1	19
08-31-2018	14.81	0.20 [5]	0.99	1.19	(0.27)	(0.81)	(1.08)	14.92	8.21	0.79	0.52	1.36 [5]	2	17
08-31-2017	13.77	0.21 [5]	1.41	1.62	(0.24)	(0.34)	(0.58)	14.81	12.22	0.73	0.48	1.47 [5]	1	15
08-31-2016	13.17	0.21	0.78	0.99	(0.20)	(0.19)	(0.39)	13.77	7.73	0.78	0.55	1.61	— [6]	7
Class R4
08-31-2020	13.49	0.30 [5]	1.50	1.80	(0.34)	(0.92)	(1.26)	14.03	13.90	0.58	0.20	2.31 [5]	— [6]	38
08-31-2019	15.00	0.32 [5]	(0.22)	0.10	(0.32)	(1.29)	(1.61)	13.49	2.09	0.54	0.17	2.34 [5]	— [6]	19
08-31-2018	14.88	0.27 [5]	0.98	1.25	(0.32)	(0.81)	(1.13)	15.00	8.61	0.53	0.16	1.79 [5]	— [6]	17
08-31-2017	13.83	0.29 [5]	1.38	1.67	(0.28)	(0.34)	(0.62)	14.88	12.61	0.52	0.16	2.05 [5]	— [6]	15
08-31-2016	13.22	0.26	0.78	1.04	(0.24)	(0.19)	(0.43)	13.83	8.06	0.52	0.22	1.96	— [6]	7
Class R6
08-31-2020	13.43	0.38 [5]	1.44	1.82	(0.37)	(0.92)	(1.29)	13.96	14.08	0.30	—	2.91 [5]	17	38
08-31-2019	14.95	0.31 [5]	(0.19)	0.12	(0.35)	(1.29)	(1.64)	13.43	2.25	0.29	—	2.30 [5]	81	19
08-31-2018	14.83	0.30 [5]	0.97	1.27	(0.34)	(0.81)	(1.15)	14.95	8.81	0.28	—	2.03 [5]	44	17
08-31-2017	13.78	0.19 [5]	1.50	1.69	(0.30)	(0.34)	(0.64)	14.83	12.84	0.27	—	1.34 [5]	15	15
08-31-2016	13.18	0.26	0.79	1.05	(0.26)	(0.19)	(0.45)	13.78	8.21	0.27	0.05	1.99	— [6]	7
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, less than $0.005 and less than $0.005 per share and 0.02%, 0.02% and 0.03% for the periods ended 8-31-19, 8-31-18 and 8-31-17, respectively.
6	Less than $500,000.

83

Multi-Index 2030 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2020	13.16	0.25	1.29	1.54	(0.30)	(0.72)	(1.02)	13.68	12.13	0.83	0.56	1.92	1	47
08-31-2019	14.24	0.26	0.02	0.28	(0.27)	(1.09)	(1.36)	13.16	3.21	0.85	0.56	2.00	1	22
08-31-2018	14.32	0.22	0.66	0.88	(0.25)	(0.71)	(0.96)	14.24	6.24	0.84	0.55	1.53	1	18
08-31-2017	13.46	0.18	1.18	1.36	(0.23)	(0.27)	(0.50)	14.32	10.42	0.79	0.53	1.33	1	15
08-31-2016	12.92	0.16	0.77	0.93	(0.19)	(0.20)	(0.39)	13.46	7.38	0.81	0.59	1.25	— [5]	7
Class R4
08-31-2020	13.25	0.30	1.27	1.57	(0.33)	(0.72)	(1.05)	13.77	12.31	0.71	0.33	2.30	2	47
08-31-2019	14.32	0.19	0.15	0.34	(0.32)	(1.09)	(1.41)	13.25	3.57	0.67	0.28	1.48	1	22
08-31-2018	14.39	0.28	0.66	0.94	(0.30)	(0.71)	(1.01)	14.32	6.72	0.58	0.19	1.91	— [5]	18
08-31-2017	13.53	0.28	1.12	1.40	(0.27)	(0.27)	(0.54)	14.39	10.73	0.56	0.20	2.03	— [5]	15
08-31-2016	12.97	0.25	0.74	0.99	(0.23)	(0.20)	(0.43)	13.53	7.80	0.55	0.25	1.94	— [5]	7
Class R6
08-31-2020	13.17	0.36	1.24	1.60	(0.36)	(0.72)	(1.08)	13.69	12.67	0.36	0.07	2.80	27	47
08-31-2019	14.25	0.30	0.05	0.35	(0.34)	(1.09)	(1.43)	13.17	3.73	0.35	0.04	2.33	88	22
08-31-2018	14.33	0.29	0.67	0.96	(0.33)	(0.71)	(1.04)	14.25	6.84	0.33	0.03	2.10	43	18
08-31-2017	13.47	0.21	1.21	1.42	(0.29)	(0.27)	(0.56)	14.33	10.96	0.31	0.04	1.56	16	15
08-31-2016	12.92	0.20	0.80	1.00	(0.25)	(0.20)	(0.45)	13.47	7.95	0.30	0.09	1.63	1	7

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Less than $500,000.
6

The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

84

Multi-Index 2025 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2020	12.65	0.24	0.89	1.13	(0.31)	(0.53)	(0.84)	12.94	9.34	0.93	0.65	1.96	2	44
08-31-2019	13.16	0.26	0.30	0.56	(0.26)	(0.81)	(1.07)	12.65	5.04	0.92	0.63	2.12	1	17
08-31-2018	13.51	0.17	0.33	0.50	(0.26)	(0.59)	(0.85)	13.16	3.74	0.88	0.59	1.36	1	14
08-31-2017	12.99	0.23	0.71	0.94	(0.24)	(0.18)	(0.42)	13.51	7.47	0.70	0.44	1.75	— [5]	14
08-31-2016	12.53	0.22	0.64	0.86	(0.21)	(0.19)	(0.40)	12.99	6.99	0.70	0.50	1.77	— [5]	9
Class R4
08-31-2020	12.69	0.28	0.90	1.18	(0.35)	(0.53)	(0.88)	12.99	9.66	0.73	0.34	2.22	— [5]	44
08-31-2019	13.20	0.31	0.29	0.60	(0.30)	(0.81)	(1.11)	12.69	5.47	0.70	0.30	2.49	— [5]	17
08-31-2018	13.54	0.28	0.26	0.54	(0.29)	(0.59)	(0.88)	13.20	4.05	0.66	0.27	2.06	— [5]	14
08-31-2017	13.02	0.26	0.70	0.96	(0.26)	(0.18)	(0.44)	13.54	7.64	0.63	0.27	2.03	— [5]	14
08-31-2016	12.55	0.25	0.63	0.88	(0.22)	(0.19)	(0.41)	13.02	7.18	0.62	0.32	1.96	— [5]	9
Class R6
08-31-2020	12.64	0.36	0.83	1.19	(0.37)	(0.53)	(0.90)	12.93	9.81	0.43	0.14	2.94	10	44
08-31-2019	13.16	0.31	0.30	0.61	(0.32)	(0.81)	(1.13)	12.64	5.62	0.42	0.12	2.52	70	17
08-31-2018	13.50	0.29	0.27	0.56	(0.31)	(0.59)	(0.90)	13.16	4.24	0.40	0.10	2.21	35	14
08-31-2017	12.98	0.21	0.77	0.98	(0.28)	(0.18)	(0.46)	13.50	7.84	0.38	0.11	1.67	13	14
08-31-2016	12.52	0.22	0.67	0.89	(0.24)	(0.19)	(0.43)	12.98	7.30	0.37	0.15	1.80	1	9
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Less than $500,000.
85

Multi-Index Income Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2020	11.46	0.22	0.41	0.63	(0.27)	(0.12)	(0.39)	11.70	5.63	1.09	0.74	1.92	1	63
08-31-2019	11.11	0.23	0.47	0.70	(0.23)	(0.12)	(0.35)	11.46	6.55	1.06	0.73	2.07	1	11
08-31-2018	11.44	0.18	(0.12)	0.06	(0.21)	(0.18)	(0.39)	11.11	0.54	1.01	0.68	1.67	1	7
08-31-2017	11.39	0.18	0.08	0.26	(0.17)	(0.04)	(0.21)	11.44	2.34	0.89	0.59	1.61	— [5]	5
08-31-2016	11.23	0.15	0.33	0.48	(0.16)	(0.16)	(0.32)	11.39	4.41	0.94	0.67	1.39	— [5]	17 [6]
Class R4
08-31-2020	11.46	0.24	0.42	0.66	(0.30)	(0.12)	(0.42)	11.70	5.91	0.93	0.48	2.17	1	63
08-31-2019	11.12	0.24	0.49	0.73	(0.27)	(0.12)	(0.39)	11.46	6.83	0.85	0.43	2.20	— [5]	11
08-31-2018	11.44	0.23	(0.13)	0.10	(0.24)	(0.18)	(0.42)	11.12	0.87	0.80	0.37	2.05	— [5]	7
08-31-2017	11.39	0.21	0.07	0.28	(0.19)	(0.04)	(0.23)	11.44	2.55	0.78	0.38	1.83	— [5]	5
08-31-2016	11.22	0.18	0.33	0.51	(0.18)	(0.16)	(0.34)	11.39	4.65	0.81	0.45	1.64	— [5]	17 [6]
Class R6
08-31-2020	11.45	0.29	0.39	0.68	(0.32)	(0.12)	(0.44)	11.69	6.17	0.59	0.23	2.54	9	63
08-31-2019	11.11	0.28	0.47	0.75	(0.29)	(0.12)	(0.41)	11.45	7.03	0.56	0.22	2.51	20	11
08-31-2018	11.42	0.24	(0.11)	0.13	(0.26)	(0.18)	(0.44)	11.11	1.13	0.55	0.21	2.17	10	7
08-31-2017	11.37	0.21	0.09	0.30	(0.21)	(0.04)	(0.25)	11.42	2.73	0.53	0.21	1.86	6	5
08-31-2016	11.22	0.16	0.35	0.51	(0.20)	(0.16)	(0.36)	11.37	4.66	0.56	0.28	1.55	2	17 [6]
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Less than $500,000.
6	Excludes merger activity.

86

Underlying fund information

The funds invest primarily in underlying funds. Therefore, each fund’s investment performance is directly related to the investment performance of the underlying funds. Information regarding the underlying funds is available in the applicable underlying fund’s prospectus and SAI. This prospectus is not an offer for any of the underlying funds. For copies of the prospectuses of the John Hancock underlying funds, which contain this and other information, visit our website at jhinvestments.com.
As of September 30, 2020, the funds allocated assets to the underlying funds stated below.

Multi-Index 2065 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2060 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2055 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

87

Multi-Index 2050 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2045 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

88

Multi-Index 2040 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2035 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

89

Multi-Index 2030 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Developed Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short Term Corporate Bond ETF	State Street Global Advisors (SPDR®)
Short-Term Corporate Bond ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2025 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short Term Corporate Bond ETF	State Street Global Advisors (SPDR®)
Short-Term Corporate Bond ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

90

Multi-Index Income Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short Term Corporate Bond ETF	State Street Global Advisors (SPDR®)
Short-Term Corporate Bond ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

91

Your account

Choosing an eligible share class

Class R2 and Class R4 shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class R2 and Class R4 shares
Class R2 and Class R4 shares are available to certain types of investors, as noted below:

■	Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■	Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■	Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R2 and Class R4 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.
Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class R2 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.25%

Class R4 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through December 31, 2021)

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Class R service plan
In addition to the Rule 12b-1 plans, the fund has adopted plans for Class R2 and Class R4 shares that authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R2 shares and 0.10% for Class R4 shares.
The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.

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Each fund is designed so that it can qualify as a qualified default investment alternative (QDIA) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to ERISA. Your retirement plan fiduciary, and not the funds or their investment advisor, is responsible for determining whether the fund qualifies as a QDIA.
Additional payments to financial intermediaries
Class R2 and Class R4 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. There is no minimum initial investment to purchase Class R2 and Class R4 shares. The minimum initial investments for Class R6 shares are described below. There are no subsequent investment requirements for these share classes

Share Class	Minimum initial investment
Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 888-972-8696.

5	Eligible retirement plans generally may open an account and purchase Class R2 and Class R4 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2 and Class R4 shares of the fund. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

6	For Class R6 shares, make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

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Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

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Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Transaction policies

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund. The NAV for the fund is calculated based upon the NAVs of the underlying funds and other investments in which it invests. The prospectuses for the underlying funds explain the circumstances under which those underlying funds use fair-value pricing and the effects of doing so.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and

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no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
You may exchange your Class R2 or Class R4 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of

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excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other

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nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class R2 and Class R4 shares, you will receive account statements from your plan’s recordkeeper.
Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15. For Class R2 and Class R4 shares, this information statement will be mailed by your plan’s recordkeeper.
Dividends
Each fund generally declares and pays income dividends at least annually. Capital gains, if any, are distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends from a fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on a fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If a fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A

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return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Additional investor services

Disclosure of fund holdings
All of the holdings of each fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the funds’ holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the funds’ holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of each fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about a fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In a fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the funds’ shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from a fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of a fund and includes a summary of a fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-597-1897 for Class R6 shares
By phone: 888-972-8696 for Class R2, Class R4, and Class R6 shares
By TTY: 800-231-5469 for Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC RC0PN 1/1/21
SEC file number: 811-21779

John Hancock Multimanager Lifetime Portfolios
Prospectus 1/1/21

	Class A	Class I	Class R2	Class R4	Class R5	Class R6
Multimanager 2065 Lifetime Portfolio	JAAWX	JABSX	JAAZX	JABBX	JABDX	JABEX
Multimanager 2060 Lifetime Portfolio	JJERX	JMENX	JVIMX	JROUX	JGHTX	JESRX
Multimanager 2055 Lifetime Portfolio	JLKLX	JHRTX	JLKNX	JLKQX	JLKSX	JLKTX
Multimanager 2050 Lifetime Portfolio	JLKAX	JHRPX	JLKEX	JLKGX	JLKHX	JLKRX
Multimanager 2045 Lifetime Portfolio	JLJAX	JHROX	JLJEX	JLJGX	JLJHX	JLJIX
Multimanager 2040 Lifetime Portfolio	JLIAX	JHRDX	JLIEX	JLIGX	JLIHX	JLIIX
Multimanager 2035 Lifetime Portfolio	JLHAX	JHRMX	JLHEX	JLHGX	JLHHX	JLHIX
Multimanager 2030 Lifetime Portfolio	JLFAX	JHRGX	JLFEX	JLFGX	JLFHX	JLFIX
Multimanager 2025 Lifetime Portfolio	JLEAX	JHRNX	JLEEX	JLEGX	JLEHX	JLEIX
Multimanager 2020 Lifetime Portfolio	JLDAX	JHRVX	JLDEX	JLDGX	JLDHX	JLDIX
Multimanager 2015 Lifetime Portfolio	JLBAX	JHREX	JLBKX	JLBGX	JLBHX	JLBJX
Multimanager 2010 Lifetime Portfolio	JLAAX	JHRLX	JLAEX	JLAGX	JLAHX	JLAIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Multimanager 2065 Lifetime Portfolio
7	John Hancock Multimanager 2060 Lifetime Portfolio
14	John Hancock Multimanager 2055 Lifetime Portfolio
21	John Hancock Multimanager 2050 Lifetime Portfolio
28	John Hancock Multimanager 2045 Lifetime Portfolio
35	John Hancock Multimanager 2040 Lifetime Portfolio
42	John Hancock Multimanager 2035 Lifetime Portfolio
49	John Hancock Multimanager 2030 Lifetime Portfolio
56	John Hancock Multimanager 2025 Lifetime Portfolio
63	John Hancock Multimanager 2020 Lifetime Portfolio
70	John Hancock Multimanager 2015 Lifetime Portfolio
77	John Hancock Multimanager 2010 Lifetime Portfolio

84	Principal investment strategies
85	Other permitted investments
85	Principal risks of investing in the funds of funds
90	Principal risks of investing in the underlying funds
98	Who’s who
101	Financial highlights
113	Underlying fund information

125	Choosing an eligible share class
126	Class cost structure
127	How sales charges are calculated
127	Sales charge reductions and waivers
129	Opening an account
130	Information for plan participants
131	Buying shares
134	Selling shares
140	Transaction policies
143	Dividends and account policies
144	Additional investor services
145	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Multimanager 2065 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 126 to 128 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5	R6
Management fee	0.16	0.16	0.16	0.16	0.16	0.16
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10	0.05	0.00
Additional other expenses	2.57	2.57	2.45	2.45	2.45	2.45
Total other expenses[1]	2.57	2.57	2.70	2.55	2.50	2.45
Acquired fund fees and expenses[2]	0.69	0.69	0.69	0.69	0.69	0.69
Total annual fund operating expenses	3.72	3.42	3.80	3.65	3.35	3.30
Contractual expense reimbursement[3]	-2.71	-2.71	-2.71	-2.81 [4]	-2.71	-2.71
Total annual fund operating expenses after expense reimbursements	1.01	0.71	1.09	0.84	0.64	0.59
1	“Other expenses” have been estimated for the fund’s first year of operations.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.58% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
4	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5	R6
1 year	598	73	111	86	65	60
3 years	1,342	797	910	856	776	761

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PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund has not reached the end of its first fiscal year, there is no portfolio turnover to report.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2065.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2065 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities,

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commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 84 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related

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to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.

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Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based market index for reference. Performance information is not shown because the fund had been in operation for less than a full calendar year as of the date of this prospectus.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2020	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2020
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund summary

John Hancock Multimanager 2060 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 126 to 128 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5	R6
Management fee	0.15	0.15	0.15	0.15	0.15	0.15
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.25 [1]	0.10 [1]	0.05	0.00
Additional other expenses	0.40 [2]	0.40 [2]	0.28	0.28	0.28	0.28
Total other expenses	0.40	0.40	0.53	0.38	0.33	0.28
Acquired fund fees and expenses[3]	0.71	0.71	0.71	0.71	0.71	0.71
Total annual fund operating expenses[4]	1.56	1.26	1.64	1.49	1.19	1.14
Contractual expense reimbursement[5]	-0.55	-0.55	-0.55	-0.65 [6]	-0.55	-0.55
Total annual fund operating expenses after expense reimbursements	1.01	0.71	1.09	0.84	0.64	0.59
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
3	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
4	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
5	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.58% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
6	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5	R6
1 year	598	73	111	86	65	60

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Expenses ($)	A	I	R2	R4	R5	R6
3 years	917	345	464	407	323	308
5 years	1,258	639	840	751	601	574
10 years	2,219	1,474	1,897	1,724	1,394	1,337
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2060.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2060 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

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The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 84 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.

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Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2060 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, Class R5, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

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Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.50%.
Best quarter: Q1 2019, 12.3%
Worst quarter: Q4 2018, -12.78%

Average annual total returns (%)—as of 12/31/19	1 year	Since inception (03/30/16)
Class A (before tax)	18.23	9.43
after tax on distributions	16.57	8.08
after tax on distributions, with sale	11.92	7.15
Class I	24.77	11.29
Class R2	24.48	11.06
Class R4	24.74	11.23
Class R5	24.85	11.36
Class R6	24.90	11.41
S&P Target Date 2060+ Index (reflects no deduction for fees, expenses, or taxes)	24.73	11.62
John Hancock 2060 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	14.49
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2016
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multimanager 2055 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 126 to 128 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5	R6
Management fee	0.15	0.15	0.15	0.15	0.15	0.15
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10 [1]	0.05	0.00
Additional other expenses	0.27 [2]	0.27 [2]	0.15	0.15	0.15	0.15
Total other expenses	0.27	0.27	0.40	0.25	0.20	0.15
Acquired fund fees and expenses[3]	0.71	0.71	0.71	0.71	0.71	0.71
Total annual fund operating expenses[4]	1.43	1.13	1.51	1.36	1.06	1.01
Contractual expense reimbursement[5]	-0.41	-0.41	-0.41	-0.51 [6]	-0.41	-0.41
Total annual fund operating expenses after expense reimbursements	1.02	0.72	1.10	0.85	0.65	0.60
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
3	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
4	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
5	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.59% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
6	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Expenses ($)	A	I	R2	R4	R5	R6
1 year	599	74	112	87	66	61
3 years	892	318	437	380	296	281
5 years	1,205	583	785	696	545	518
10 years	2,094	1,338	1,767	1,591	1,257	1,199
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2055.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2055 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

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The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 84 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.

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Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2055 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, Class R5, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R1 commenced operations on March 26, 2014 and ceased operations on October 23, 2020. Class I shares commenced operations on March 27, 2015. Returns prior to Class I commencement date are those of Class R1 shares. Returns for Class I shares would have been substantially similar to returns of Class R1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

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Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.46%.
Best quarter: Q1 2019, 12.23%
Worst quarter: Q4 2018, -12.71%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (03/26/14)
Class A (before tax)	18.15	6.66	6.61
after tax on distributions	15.95	5.03	5.09
after tax on distributions, with sale	12.27	4.93	4.90
Class I	24.79	8.08	7.81
Class R2	24.23	7.80	7.61
Class R4	24.63	8.04	7.85
Class R5	24.71	8.17	7.99
Class R6	24.91	8.22	8.04
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)	24.48	8.58	8.29
John Hancock 2055 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	10.43	10.41
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2014
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multimanager 2050 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 126 to 128 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5	R6
Management fee	0.15	0.15	0.15	0.15	0.15	0.15
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10	0.05	0.00
Additional other expenses	0.22 [1]	0.22 [1]	0.10	0.10	0.10	0.10
Total other expenses	0.22	0.22	0.35	0.20	0.15	0.10
Acquired fund fees and expenses[2]	0.71	0.71	0.71	0.71	0.71	0.71
Total annual fund operating expenses[3]	1.38	1.08	1.46	1.31	1.01	0.96
Contractual expense reimbursement[4]	-0.35	-0.35	-0.35	-0.45 [5]	-0.35	-0.35
Total annual fund operating expenses after expense reimbursements	1.03	0.73	1.11	0.86	0.66	0.61
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.60% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
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Expenses ($)	A	I	R2	R4	R5	R6
1 year	600	75	113	88	67	62
3 years	882	309	427	371	287	271
5 years	1,186	562	764	675	524	497
10 years	2,046	1,286	1,716	1,540	1,204	1,146
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2050.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2050 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

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The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 84 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.

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Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2050 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, Class R5, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 and Class I shares commenced operations on April 29, 2011, and March 27, 2015, respectively. Class A, Class R2, Class R4, Class R5, and Class R6 shares commenced operations on March 1, 2012. Returns prior to a class’s commencement date are those of Class 1 shares, except that they include any sales charges. Returns for Class A, Class I, Class R2, Class R4, Class R5, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

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Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.41%.
Best quarter: Q1 2019, 12.14%
Worst quarter: Q4 2018, -12.7%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/29/11)
Class A (before tax)	18.11	6.67	7.11
after tax on distributions	15.73	4.74	5.60
after tax on distributions, with sale	12.39	4.89	5.35
Class I	24.63	8.09	8.10
Class R2	24.21	7.68	7.70
Class R4	24.49	7.95	7.94
Class R5	24.72	8.17	8.14
Class R6	24.88	8.23	8.20
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)	24.35	8.49	8.57
John Hancock 2050 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	10.43	10.28
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multimanager 2045 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 126 to 128 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5	R6
Management fee	0.15	0.15	0.15	0.15	0.15	0.15
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10	0.05	0.00
Additional other expenses	0.19	0.19	0.07	0.07	0.07	0.07
Total other expenses	0.19	0.19	0.32	0.17	0.12	0.07
Acquired fund fees and expenses[1]	0.71	0.71	0.71	0.71	0.71	0.71
Total annual fund operating expenses[2]	1.35	1.05	1.43	1.28	0.98	0.93
Contractual expense reimbursement[3]	-0.34	-0.34	-0.34	-0.44 [4]	-0.34	-0.34
Total annual fund operating expenses after expense reimbursements	1.01	0.71	1.09	0.84	0.64	0.59
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.58% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
4	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5	R6
1 year	598	73	111	86	65	60
3 years	874	300	419	362	278	262
5 years	1,172	546	749	660	509	481

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Expenses ($)	A	I	R2	R4	R5	R6
10 years	2,015	1,252	1,684	1,507	1,170	1,112
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2045.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2045 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

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The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 84 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

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Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

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Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2045 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, Class R5, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R1 commenced operations on October 30, 2006 and ceased operations on October 23, 2020. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 1, 2012, and March 27, 2015, respectively. Returns prior to a class’s commencement date are those of Class R1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class R1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

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Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.42%.
Best quarter: Q3 2010, 12.69%
Worst quarter: Q3 2011, -16.96%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	18.11	6.70	8.46
after tax on distributions	15.10	4.34	6.80
after tax on distributions, with sale	12.81	4.84	6.56
Class I	24.57	8.08	9.04
Class R2	24.25	7.70	8.94
Class R4	24.61	7.97	9.22
Class R5	24.83	8.19	9.47
Class R6	24.84	8.25	9.40
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)	24.02	8.32	9.67
John Hancock 2045 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	10.43	11.44
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multimanager 2040 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 126 to 128 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5	R6
Management fee	0.16	0.16	0.16	0.16	0.16	0.16
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10	0.05	0.00
Additional other expenses	0.19 [1]	0.19 [1]	0.07	0.07	0.07	0.07
Total other expenses	0.19	0.19	0.32	0.17	0.12	0.07
Acquired fund fees and expenses[2]	0.70	0.70	0.70	0.70	0.70	0.70
Total annual fund operating expenses[3]	1.35	1.05	1.43	1.28	0.98	0.93
Contractual expense reimbursement[4]	-0.34	-0.34	-0.34	-0.44 [5]	-0.34	-0.34
Total annual fund operating expenses after expense reimbursements	1.01	0.71	1.09	0.84	0.64	0.59
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.58% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5	R6
1 year	598	73	111	86	65	60
3 years	874	300	419	362	278	262

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Expenses ($)	A	I	R2	R4	R5	R6
5 years	1,172	546	749	660	509	481
10 years	2,015	1,252	1,684	1,507	1,170	1,112
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2040.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2040 Lifetime Portfolio has a target asset allocation of 90% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

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The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 84 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

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Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

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Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2040 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, Class R5, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R1 commenced operations on October 30, 2006 and ceased operations on October 23, 2020. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 1, 2012, and March 27, 2015, respectively. Returns prior to a class’s commencement date are those of Class R1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class R1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

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Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.72%.
Best quarter: Q3 2010, 12.67%
Worst quarter: Q3 2011, -16.87%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	17.73	6.64	8.43
after tax on distributions	14.89	4.36	6.82
after tax on distributions, with sale	12.48	4.80	6.54
Class I	24.41	8.05	9.02
Class R2	23.91	7.66	8.90
Class R4	24.26	7.91	9.20
Class R5	24.34	8.13	9.43
Class R6	24.60	8.20	9.36
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)	23.37	8.11	9.45
John Hancock 2040 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	32.74	10.33	11.39
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multimanager 2035 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 126 to 128 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5	R6
Management fee	0.16	0.16	0.16	0.16	0.16	0.16
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10	0.05	0.00
Additional other expenses	0.19 [1]	0.19 [1]	0.07	0.07	0.07	0.07
Total other expenses	0.19	0.19	0.32	0.17	0.12	0.07
Acquired fund fees and expenses[2]	0.68	0.68	0.68	0.68	0.68	0.68
Total annual fund operating expenses[3]	1.33	1.03	1.41	1.26	0.96	0.91
Contractual expense reimbursement[4]	-0.31	-0.31	-0.31	-0.41 [5]	-0.31	-0.31
Total annual fund operating expenses after expense reimbursements	1.02	0.72	1.10	0.85	0.65	0.60
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.59% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5	R6
1 year	599	74	112	87	66	61
3 years	871	297	416	359	275	259

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Expenses ($)	A	I	R2	R4	R5	R6
5 years	1,164	538	742	652	501	474
10 years	1,996	1,231	1,664	1,487	1,150	1,091
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2035.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2035 Lifetime Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

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The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 84 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

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Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

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Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2035 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, Class R5, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R1 commenced operations on October 30, 2006 and ceased operations on October 23, 2020. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 1, 2012, and March 27, 2015, respectively. Returns prior to a class’s commencement date are those of Class R1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class R1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

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Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.75%.
Best quarter: Q3 2010, 12.77%
Worst quarter: Q3 2011, -17.00%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	16.69	6.33	8.24
after tax on distributions	13.83	4.02	6.63
after tax on distributions, with sale	11.79	4.53	6.37
Class I	23.12	7.71	8.82
Class R2	22.62	7.32	8.70
Class R4	22.95	7.57	9.01
Class R5	23.25	7.81	9.25
Class R6	23.34	7.86	9.17
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)	22.18	7.77	9.13
John Hancock 2035 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	30.76	9.82	11.10
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multimanager 2030 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 126 to 128 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5	R6
Management fee	0.17	0.17	0.17	0.17	0.17	0.17
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.25 [1]	0.10	0.05	0.00
Additional other expenses	0.18	0.18	0.06	0.06 [2]	0.06	0.06
Total other expenses	0.18	0.18	0.31	0.16	0.11	0.06
Acquired fund fees and expenses[3]	0.67	0.67	0.67	0.67	0.67	0.67
Total annual fund operating expenses[4]	1.32	1.02	1.40	1.25	0.95	0.90
Contractual expense reimbursement[5]	-0.32	-0.32	-0.32	-0.42 [6]	-0.32	-0.32
Total annual fund operating expenses after expense reimbursements	1.00	0.70	1.08	0.83	0.63	0.58
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
3	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
4	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
5	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.57% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
6	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5	R6
1 year	597	72	110	85	64	59

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Expenses ($)	A	I	R2	R4	R5	R6
3 years	867	293	412	355	271	255
5 years	1,158	532	735	646	494	467
10 years	1,984	1,219	1,652	1,474	1,137	1,078
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2030.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2030 Lifetime Portfolio has a target asset allocation of 73% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

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The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 84 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.

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Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2030 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, Class R5, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R1 commenced operations on October 30, 2006 and ceased operations on October 23, 2020. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 1, 2012, and March 27, 2015, respectively. Returns prior to a class’s commencement date are those of Class R1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class R1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

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Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.84%.
Best quarter: Q3 2010, 12.41%
Worst quarter: Q3 2011, -16.27%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	15.17	5.93	7.90
after tax on distributions	12.47	3.65	6.27
after tax on distributions, with sale	10.67	4.18	6.04
Class I	21.81	7.33	8.48
Class R2	21.33	6.94	8.37
Class R4	21.58	7.21	8.66
Class R5	21.80	7.41	8.90
Class R6	21.87	7.47	8.82
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)	20.38	7.27	8.66
John Hancock 2030 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	28.56	9.22	10.61
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multimanager 2025 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 126 to 128 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5	R6
Management fee	0.18	0.18	0.18	0.18	0.18	0.18
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.25 [1]	0.10	0.05	0.00
Additional other expenses	0.18	0.18	0.06	0.06 [2]	0.06 [2]	0.06 [2]
Total other expenses	0.18	0.18	0.31	0.16	0.11	0.06
Acquired fund fees and expenses[3]	0.65	0.65	0.65	0.65	0.65	0.65
Total annual fund operating expenses[4]	1.31	1.01	1.39	1.24	0.94	0.89
Contractual expense reimbursement[5]	-0.32	-0.32	-0.32	-0.42 [6]	-0.32	-0.32
Total annual fund operating expenses after expense reimbursements	0.99	0.69	1.07	0.82	0.62	0.57
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
3	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
4	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
5	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.56% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
6	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5	R6
1 year	596	70	109	84	63	58

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Expenses ($)	A	I	R2	R4	R5	R6
3 years	864	290	409	352	268	252
5 years	1,153	527	730	641	489	462
10 years	1,973	1,207	1,641	1,463	1,125	1,067
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2025.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2025 Lifetime Portfolio has a target asset allocation of 63% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

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The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 84 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.

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Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,
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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2025 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, Class R5, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R1 commenced operations on October 30, 2006 and ceased operations on October 23, 2020. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 1, 2012, and March 27, 2015, respectively. Returns prior to a class’s commencement date are those of Class R1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class R1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

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Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.74%.
Best quarter: Q3 2010, 11.69%
Worst quarter: Q3 2011, -15.17%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	13.47	5.42	7.41
after tax on distributions	10.88	3.12	5.76
after tax on distributions, with sale	9.43	3.72	5.58
Class I	19.86	6.81	8.00
Class R2	19.38	6.41	7.88
Class R4	19.56	6.69	8.17
Class R5	19.85	6.88	8.40
Class R6	19.93	6.97	8.33
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)	18.38	6.73	8.13
John Hancock 2025 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	25.75	8.46	10.03
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multimanager 2020 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 126 to 128 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5	R6
Management fee	0.20	0.20	0.20	0.20	0.20	0.20
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10	0.05	0.00
Additional other expenses	0.20 [1]	0.20 [1]	0.08 [1]	0.08	0.08	0.08
Total other expenses	0.20	0.20	0.33	0.18	0.13	0.08
Acquired fund fees and expenses[2]	0.63	0.63	0.63	0.63	0.63	0.63
Total annual fund operating expenses[3]	1.33	1.03	1.41	1.26	0.96	0.91
Contractual expense reimbursement[4]	-0.36	-0.36	-0.36	-0.46 [5]	-0.36	-0.36
Total annual fund operating expenses after expense reimbursements	0.97	0.67	1.05	0.80	0.60	0.55
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.54% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5	R6
1 year	594	68	107	82	61	56
3 years	867	292	411	354	270	254
5 years	1,160	534	737	647	496	469
10 years	1,992	1,227	1,660	1,482	1,145	1,086

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PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2020.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2020 Lifetime Portfolio has a target asset allocation of 50% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities,

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commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 84 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related

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to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.

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Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2020 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, Class R5, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R1 commenced operations on October 30, 2006 and ceased operations on October 23, 2020. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 1, 2012, and March 27, 2015, respectively. Returns prior to a class’s commencement date are those of Class R1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class R1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

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Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.35%.
Best quarter: Q3 2010, 10.63%
Worst quarter: Q3 2011, -13.43%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	11.66	4.85	6.77
after tax on distributions	9.05	2.48	5.00
after tax on distributions, with sale	8.23	3.21	4.97
Class I	17.91	6.23	7.37
Class R2	17.57	5.83	7.25
Class R4	17.86	6.10	7.54
Class R5	17.90	6.28	7.77
Class R6	18.00	6.35	7.69
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)	16.52	6.16	7.55
John Hancock 2020 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	22.32	7.51	9.25
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multimanager 2015 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 126 to 128 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5	R6
Management fee	0.21	0.21	0.21	0.21	0.21	0.21
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10	0.05	0.00
Additional other expenses	0.25	0.25	0.13	0.13 [1]	0.13	0.13
Total other expenses	0.25	0.25	0.38	0.23	0.18	0.13
Acquired fund fees and expenses[2]	0.60	0.60	0.60	0.60	0.60	0.60
Total annual fund operating expenses[3]	1.36	1.06	1.44	1.29	0.99	0.94
Contractual expense reimbursement[4]	-0.41	-0.41	-0.41	-0.51 [5]	-0.41	-0.41
Total annual fund operating expenses after expense reimbursements	0.95	0.65	1.03	0.78	0.58	0.53
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.52% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R2	R4	R5	R6
1 year	592	66	105	80	59	54
3 years	871	296	415	359	274	259

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Expenses ($)	A	I	R2	R4	R5	R6
5 years	1,170	545	748	659	507	480
10 years	2,019	1,257	1,689	1,512	1,176	1,117
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2015.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2015 Lifetime Portfolio has a target asset allocation of 43% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Multimanager Lifetime Portfolio with a more distant target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

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The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multimanager Lifetime Portfolios with more distant target dates, fixed-income risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 84 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.

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Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2015 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, Class R5, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R1 commenced operations on October 30, 2006 and ceased operations on October 23, 2020. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 1, 2012, and March 27, 2015, respectively. Returns prior to a class’s commencement date are those of Class R1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class R1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

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Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.97%.
Best quarter: Q3 2010, 9.64%
Worst quarter: Q3 2011, -11.38%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	10.17	4.29	6.20
after tax on distributions	7.52	1.78	4.27
after tax on distributions, with sale	7.20	2.70	4.40
Class I	16.41	5.68	6.78
Class R2	15.95	5.29	6.65
Class R4	16.17	5.55	6.94
Class R5	16.51	5.77	7.19
Class R6	16.43	5.82	7.12
S&P Target Date 2015 Index (reflects no deduction for fees, expenses, or taxes)	15.40	5.67	6.92
John Hancock 2015 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	19.59	6.59	8.25
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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John Hancock Multimanager 2010 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 126 to 128 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R2	R4	R5	R6
Management fee	0.22	0.22	0.22	0.22	0.22	0.22
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.25	0.10	0.05	0.00
Additional other expenses	0.30 [1]	0.30 [1]	0.18	0.18	0.18	0.18
Total other expenses	0.30	0.30	0.43	0.28	0.23	0.18
Acquired fund fees and expenses[2]	0.59	0.59	0.59	0.59	0.59	0.59
Total annual fund operating expenses[3]	1.41	1.11	1.49	1.34	1.04	0.99
Contractual expense reimbursement[4]	-0.48	-0.48	-0.48	-0.58 [5]	-0.48	-0.48
Total annual fund operating expenses after expense reimbursements	0.93	0.63	1.01	0.76	0.56	0.51
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.50% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Expenses ($)	A	I	R2	R4	R5	R6
1 year	590	64	103	78	57	52
3 years	879	305	424	367	283	267
5 years	1,189	565	768	679	527	500
10 years	2,067	1,309	1,738	1,562	1,228	1,169
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2010.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2010 Lifetime Portfolio has a target asset allocation of 37% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Multimanager Lifetime Portfolio with a more distant target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

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The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multimanager Lifetime Portfolios with more distant target dates, fixed-income risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 84 of the prospectus.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.

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Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2010 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, Class R5, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class R1 commenced operations on October 30, 2006 and ceased operations on October 23, 2020. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 1, 2012, and March 27, 2015, respectively. Returns prior to a class’s commencement date are those of Class R1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class R1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

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Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.57%.
Best quarter: Q3 2010, 8.73%
Worst quarter: Q3 2011, -9.76%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	9.18	3.94	5.74
after tax on distributions	6.89	1.70	3.80
after tax on distributions, with sale	6.31	2.43	3.99
Class I	15.24	5.31	6.33
Class R2	14.82	4.95	6.22
Class R4	15.10	5.21	6.50
Class R5	15.32	5.43	6.74
Class R6	15.38	5.46	6.66
S&P Target Date 2010 Index (reflects no deduction for fees, expenses, or taxes)	14.30	5.16	6.21
John Hancock 2010 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	17.44	6.00	7.40
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

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Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
Principal investment strategies

Investment objective: The fund seeks high total return through the fund’s target date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.
Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy based on investors’ expected retirement date (see the charts in each preceding “Fund Summary”).
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. Each John Hancock Multimanager Lifetime Portfolio is designed for investors planning to retire around the designated year and has a target asset allocation reflecting this designation. A fund with a closer target retirement date will have a greater exposure to underlying funds primarily invested in fixed-income securities than will a John Hancock Multimanager Lifetime Portfolio with a more distant target retirement date. Over time, the fund’s asset allocation strategy will change according to a predetermined “glide path” shown in the “Fund summary.” As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.
The fund is designed for investors who may remain invested in the fund through their retirement years. After the fund reaches its designated retirement year, it will continue to be managed according to an allocation strategy that becomes increasingly conservative over time, until approximately twenty years after retirement when the fund is expected to maintain a static allocation of approximately 25% of its assets in underlying funds that invest primarily in equity securities.
The managers may, from time to time, adjust the percentage of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes and investment styles or to reflect fundamental changes in the investment environment. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the chart in the preceding “Fund summary.” The target allocation may be changed without shareholder approval if it is believed that such change would benefit the fund and its shareholders. The glide path is intended to reduce investment risk and volatility as retirement approaches and in the postretirement years since the fund may be a primary source of income for its shareholders after retirement.
The allocations reflected in the glide path are also referred to as “target” allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class based on the managers’ market outlook. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date.
Any such deviation from the target allocation is not expected to be greater than plus or minus 10%, although this range may be exceeded in light of market or economic conditions in an effort to protect the fund or achieve its objective. Any such decisions would be made by taking into account relevant factors such as the current and expected economic environment, various fundamental factors such as the valuations of various asset classes and various technical factors such as market sentiment. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage. The advisor believes the majority of performance will be driven by the long-term strategic asset allocation mix as opposed to any shorter-term tactical asset allocation decisions.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. The managers may, from time to time, adjust the percent of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes, to adjust the overall credit quality or duration of fixed-income securities held by the underlying funds or to rebalance the allocation to underlying funds. Adjustments may also be made to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager or to reflect fundamental changes in the investment environment. To maintain target allocations in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from the target.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as

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junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest in exchange-traded funds (ETFs), the securities of other investment companies and directly in other types of investments, such as U.S. government securities and derivatives including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments. The fund may also invest directly in exchange-traded notes (ETNs).
The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Investing during transition periods
A fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the managers determine that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Other permitted investments

The funds of funds may directly:

■	purchase U.S. government securities and short-term paper.

■	purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies,” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended.

■	purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the advisor is not the same as, or affiliated with, the advisor to the fund, including ETFs.

■	purchase exchange-traded notes.

■	invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, medium-, and small-capitalization companies in both developed (including the United States) and emerging markets.

■	invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the United States), their agencies, and instrumentalities, debt securities of corporations and supranationals; inflation-protected securities; convertible bonds; mortgage-backed securities; asset-backed securities; and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed markets (including the United States) and emerging markets and may include fixed-income securities rated below investment grade.

■	purchase securities of registered closed-end investment companies that are part of the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended.

■	invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds.

■	make short sales of securities (borrow and sell securities not owned by the fund), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security.

■	invest in qualified publicly traded partnerships and other publicly traded partnerships that at the time of investment the advisor believes will primarily generate only income for purposes of qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended, including such publicly traded partnerships that invest principally in commodities or commodity-linked derivatives (with the prior approval of the advisor’s Complex Securities Committee).

The funds may use various investment strategies such as hedging and other related transactions. For example, a fund may use derivative instruments (such as options, futures, and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. The funds may also purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments, including those linked to physical commodities. Please refer to “Hedging and other strategic transactions risk” in the Statement of Additional Information (SAI).
Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute qualifying income to a regulated investment company, no fund is permitted to invest directly in such instruments unless the subadvisor obtains prior written approval from the advisor’s Complex Securities Committee. See “Additional information concerning taxes” in the SAI.
Principal risks of investing in the funds of funds

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.

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An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which each fund itself is regulated. Such legislation or regulation could limit or preclude each fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and each fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from each fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of each fund’s portfolio holdings. Furthermore, volatile financial markets can expose each fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by each fund.
The principal risks of investing in each fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping a fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the funds’ Statement of Additional Information (SAI).
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”) or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such

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event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.

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Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. An ETF has its own fees and expenses, which are indirectly borne by the fund. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV.
Exchange-traded notes (ETNs) risk
ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer’s credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.
Fund of funds risk
The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses, and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.
Affiliated subadvised fund conflicts of interest risk
The subadvisor may allocate the fund’s assets without limit to underlying funds managed by the subadvisor and/or other affiliated subadvisors (affiliated subadvised funds). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the subadvisor to allocate assets to the subadvisor and other affiliated subadvised funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the subadvisor and other affiliated subadvisors of affiliated subadvised funds benefit from the subadvisor’s allocations of fund assets to such funds through the additional subadvisory fees they earn on such allocated fund assets. The subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to affiliated subadvised funds on this basis without regard to any such economic incentive. As part of its oversight of the fund and the subadvisor, the advisor will monitor to ensure that allocations are conducted in accordance with these principles.
Multi-manager risk; limited universe of subadvisors and underlying funds
The fund’s ability to achieve its investment objective depends upon the subadvisor’s skill in determining the fund’s strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund’s performance could be substantially dependent on the performance of these subadvisors. Similarly, the subadvisor’s allocation of a fund of fund’s assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.
Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the

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potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

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Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk
A fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Lifecycle risk
There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
Target allocation risk
The target allocation chart illustrates the fund’s target allocation between equity and fixed-income securities. When the fund has a greater asset mix of equity securities, it will be less conservative and have more equity securities risk exposure. These risks are explained under “Equity securities risk.” Over time, as the fund gets closer to its target date, its asset mix becomes more conservative as it contains more fixed-income and short-term fixed-income securities. The risks associated with fixed-income and short-term fixed-income securities are explained under “Fixed-income securities risk,” “Interest-rate risk,” “Credit and counterparty risk,” and “Lower-rated and high-yield fixed-income securities risk.” The fund’s transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the fund may be a primary source of income for an investor after retirement.
Principal risks of investing in the underlying funds

By owning shares of underlying funds, the fund indirectly invests, to varying degrees, in equity securities of U.S. companies, including small- and medium-sized companies, and in fixed-income securities. Many of the underlying funds also invest in foreign securities. In addition, most of the underlying funds may invest in derivatives. To the extent that the fund invests directly in these securities or investments, the fund will be subject to the same risks. In this section, an underlying fund is referred to as a fund.
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or to otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic, or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a portfolio manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported

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by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable), at the time of investment, or determined by a manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While portfolio managers monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S.

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and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole. Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a portfolio manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a portfolio manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. A fund bears the risk that the companies that

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issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the portfolio manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the portfolio manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard

& Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political

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uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on the portfolio manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if a portfolio manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to the fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the fund to various securities, markets, and currencies without the fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in the fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments a fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative

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transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the managers intend to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. A fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a portfolio manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that a fund may utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may

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lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. These risks apply to all funds that invest in securities of companies with large market capitalizations. Market capitalizations of companies change over time. A fund may not be obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the

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prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. Market capitalizations of companies change over time. A fund may not be obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

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Who’s who

The following are the names of the various entities involved with each fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee each fund’s business activities and retain the services of the various firms that carry out the funds’ operations.
Investment advisor
The investment advisor manages the funds’ business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the funds. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the funds’ portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the funds’ portfolio assets through proactive oversight and monitoring of a subadvisor and the funds, as described in further detail below. The advisor is responsible for developing overall investment strategies for the funds and overseeing and implementing the funds’ continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the funds; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The funds rely on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The funds, therefore, are able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the funds (other than by reason of serving as a subadvisor to the funds), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fees
Each fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee has two components: (1) a fee on assets invested in a fund of John Hancock Funds II (JHF II) or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of JHF II or JHF III (other assets).
The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Advisory fee on assets invested in a fund of JHF II and JHF III

Aggregate net assets of the fund (%)
First $7.5 billion	0.060
Excess over $7.5 billion	0.050
The fee on other assets is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Advisory fee on other assets

Aggregate net assets of the fund (%)
First $7.5 billion	0.510
Excess over $7.5 billion	0.500
During their most recent fiscal year, the funds paid to the investment advisor management fees, including any waivers or reimbursements, as follows:
Multimanager 2060 Lifetime Portfolio: 0.00%
Multimanager 2055 Lifetime Portfolio: 0.00%
Multimanager 2050 Lifetime Portfolio: 0.00%
Multimanager 2045 Lifetime Portfolio: 0.00%
Multimanager 2040 Lifetime Portfolio: 0.00%
Multimanager 2035 Lifetime Portfolio: 0.00%
Multimanager 2030 Lifetime Portfolio: 0.00%
Multimanager 2025 Lifetime Portfolio: 0.00%
Multimanager 2020 Lifetime Portfolio: 0.00%
Multimanager 2015 Lifetime Portfolio: 0.00%
Multimanager 2010 Lifetime Portfolio: 0.00%

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The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in each fund’s most recent annual shareholder report for the period ended August 31.
The subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, Manulife Financial Corporation, as the parent company of the subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisor. Accordingly, there is a conflict of interest in that there is an incentive for the subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, the subadvisor has a duty to allocate assets to an affiliated subadvised fund (and to affiliated underlying funds more broadly) only when the subadvisor believes it is in the best interests of fund shareholders, without regard to any economic incentive. As part of its oversight of the funds and the subadvisor, the advisor will monitor to ensure that allocations and the subadvisor’s compensation practices are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.
Additional information about fund expenses
Each fund’s annual operating expenses will likely vary throughout the period and from year to year. Each fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
The advisor voluntarily agrees to waive its advisory fee for each Multimanager Lifetime Portfolio so that the aggregate advisory fee retained by the advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the fund’s first $7.5 billion of average net assets and 0.50% of the fund’s average net assets in excess of $7.5 billion. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the funds’ portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the leaders of the subadvisor’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of each fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the funds, see the SAI.
Robert E. Sykes, CFA

■	Managing Director and Portfolio Manager, Asset Allocation Team

■	Managed each fund except for the Multimanager 2065 Lifetime Portfolio since 2018

■	Managed the Multimanager 2065 Lifetime Portfolio since 2020

■	Joined Manulife IM (US) in 2008

■	Began business career in 2001

Nathan W. Thooft, CFA

■	Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation

■	Managed each fund except for the Multimanager 2060 Lifetime Portfolio and Multimanager 2055 Lifetime Portfolio since 2013

■	Managed the Multimanager 2055 Lifetime Portfolio since 2014

■	Managed the Multimanager 2060 Lifetime Portfolio since 2016

■	Managed the Multimanager 2065 Lifetime Portfolio since 2020

■	Joined Manulife IM (US) in 2008

■	Began business career in 2000

Custodian
The custodian holds the funds’ assets, settles all portfolio trades, and collects most of the valuation data required for calculating the funds’ net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111
Principal distributor
The principal distributor markets the funds and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
Each fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any
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individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. Each of this prospectus, the SAI, or any contract that is an exhibit to the funds’ registration statement, is not intended to, nor does it, give rise to an agreement or contract between the funds and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus(except for any classes of Multimanager 2065 Lifetime Portfolio), including total return information showing how much an investment in a fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
Because the Multimanager 2065 Lifetime Portfolio had not yet commenced operations as of the last reporting period, there are no financial highlights to report. The financial statements of the funds as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the funds’ independent registered public accounting firm. The report of PwC, along with the funds’ financial statements in the funds’ annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the funds’ most recent annual report are available upon request.
Multimanager 2060 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	11.88	0.14 [6]	1.85	1.99	(0.18)	(0.57)	(0.75)	13.12	17.20	0.84	0.43	1.20 [6]	5,383	27
08-31-2019	12.91	0.14 [6]	(0.41)	(0.27)	(0.16)	(0.60)	(0.76)	11.88	(1.30)	0.88	0.41	1.22 [6]	2,136	27
08-31-2018	12.12	0.13 [6]	1.19	1.32	(0.15)	(0.38)	(0.53)	12.91	11.08	1.09	0.41	1.06 [6]	1,497	21
08-31-2017	10.61	0.08 [6]	1.56	1.64	(0.12)	(0.01)	(0.13)	12.12	15.59	2.63	0.42	0.71 [6]	640	24
08-31-2016 [7]	10.00	(0.01) [6]	0.62	0.61	—	—	—	10.61	6.10 [8]	23.24 [9]	0.43 [9]	(0.12) [6,9]	118	10
Class I
08-31-2020	11.91	0.22 [6]	1.82	2.04	(0.22)	(0.57)	(0.79)	13.16	17.60	0.54	0.13	1.82 [6]	53	27
08-31-2019	12.95	0.20 [6]	(0.45)	(0.25)	(0.19)	(0.60)	(0.79)	11.91	(1.06)	0.59	0.13	1.66 [6]	47	27
08-31-2018	12.15	0.15 [6]	1.22	1.37	(0.19)	(0.38)	(0.57)	12.95	11.45	0.79	0.11	1.20 [6]	51	21
08-31-2017	10.62	0.18 [6]	1.50	1.68	(0.14)	(0.01)	(0.15)	12.15	16.04	2.32	0.11	1.57 [6]	121	24
08-31-2016 [7]	10.00	0.01 [6]	0.61	0.62	—	—	—	10.62	6.20 [8]	22.93 [9]	0.11 [9]	0.20 [6,9]	106	10
Class R2
08-31-2020	11.88	0.17 [6]	1.83	2.00	(0.19)	(0.57)	(0.76)	13.12	17.24	0.83	0.41	1.43 [6]	156	27
08-31-2019	12.92	0.16 [6]	(0.43)	(0.27)	(0.17)	(0.60)	(0.77)	11.88	(1.27)	0.83	0.36	1.31 [6]	95	27
08-31-2018	12.14	0.13 [6]	1.20	1.33	(0.17)	(0.38)	(0.55)	12.92	11.13	0.98	0.30	1.03 [6]	73	21
08-31-2017	10.61	0.16 [6]	1.51	1.67	(0.13)	(0.01)	(0.14)	12.14	15.92	2.49	0.27	1.38 [6]	129	24
08-31-2016 [7]	10.00	— [6,10]	0.61	0.61	—	—	—	10.61	6.10 [8]	23.08 [9]	0.27 [9]	0.04 [6,9]	106	10
Class R4
08-31-2020	11.90	0.21 [6]	1.82	2.03	(0.22)	(0.57)	(0.79)	13.14	17.47	0.68	0.16	1.75 [6]	74	27
08-31-2019	12.93	0.19 [6]	(0.43)	(0.24)	(0.19)	(0.60)	(0.79)	11.90	(1.00)	0.73	0.16	1.59 [6]	55	27
08-31-2018	12.14	0.15 [6]	1.20	1.35	(0.18)	(0.38)	(0.56)	12.93	11.33	0.94	0.16	1.19 [6]	56	21
08-31-2017	10.62	0.17 [6]	1.50	1.67	(0.14)	(0.01)	(0.15)	12.14	15.90	2.48	0.17	1.51 [6]	125	24
08-31-2016 [7]	10.00	0.01 [6]	0.61	0.62	—	—	—	10.62	6.20 [8]	23.08 [9]	0.17 [9]	0.14 [6,9]	106	10
Class R5
08-31-2020	11.90	0.18 [6]	1.87	2.05	(0.23)	(0.57)	(0.80)	13.15	17.67	0.48	0.06	1.55 [6]	382	27
08-31-2019	12.94	0.17 [6]	(0.41)	(0.24)	(0.20)	(0.60)	(0.80)	11.90	(0.96)	0.53	0.06	1.44 [6]	168	27
08-31-2018	12.16	0.16 [6]	1.20	1.36	(0.20)	(0.38)	(0.58)	12.94	11.37	0.72	0.04	1.28 [6]	118	21
08-31-2017	10.62	0.18 [6]	1.52	1.70	(0.15)	(0.01)	(0.16)	12.16	16.22	2.24	0.02	1.59 [6]	168	24
08-31-2016 [7]	10.00	0.01 [6]	0.61	0.62	—	—	—	10.62	6.20 [8]	22.83 [9]	0.02 [9]	0.29 [6,9]	106	10
Class R6
08-31-2020	11.92	0.19 [6]	1.87	2.06	(0.24)	(0.57)	(0.81)	13.17	17.71	0.43	—	1.61 [6]	3,805	27
08-31-2019	12.95	0.22 [6]	(0.45)	(0.23)	(0.20)	(0.60)	(0.80)	11.92	(0.86)	0.48	—	1.84 [6]	1,611	27
08-31-2018	12.16	0.14 [6]	1.23	1.37	(0.20)	(0.38)	(0.58)	12.95	11.47	0.69	—	1.10 [6]	1,402	21
08-31-2017	10.62	0.18 [6]	1.52	1.70	(0.15)	(0.01)	(0.16)	12.16	16.24	2.23	—	1.58 [6]	142	24
08-31-2016 [7]	10.00	0.01 [6]	0.61	0.62	—	—	—	10.62	6.20 [8]	22.83 [9]	— [9]	0.31 [6,9]	106	10

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.002 per share and 0.13%, 0.17%, 0.20%, 0.18% and 0.07%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

7	Period from 3-30-16 (commencement of operations) to 8-31-16.
8	Not annualized.

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9	Annualized.
10	Less than $0.005 per share.

102

Multimanager 2055 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	10.83	0.14 [6]	1.67	1.81	(0.17)	(0.75)	(0.92)	11.72	17.26	0.71	0.43	1.34 [6]	23,530	30
08-31-2019	12.19	0.14 [6]	(0.45)	(0.31)	(0.16)	(0.89)	(1.05)	10.83	(1.30)	0.68	0.41	1.25 [6]	13,755	29
08-31-2018	11.59	0.14 [6]	1.12	1.26	(0.16)	(0.50)	(0.66)	12.19	11.09	0.67	0.41	1.21 [6]	11,328	14
08-31-2017	10.46	0.10 [6]	1.48	1.58	(0.13)	(0.32)	(0.45)	11.59	15.73	0.71	0.42	0.96 [6]	7,046	33
08-31-2016	10.00	0.07 [6]	0.64	0.71	(0.10)	(0.15)	(0.25)	10.46	7.23	0.83	0.43	0.89 [6]	2,217	7
Class I
08-31-2020	10.86	0.19 [6]	1.65	1.84	(0.20)	(0.75)	(0.95)	11.75	17.57	0.41	0.13	1.80 [6]	69	30
08-31-2019	12.22	0.18 [6]	(0.45)	(0.27)	(0.20)	(0.89)	(1.09)	10.86	(1.01)	0.39	0.13	1.62 [6]	57	29
08-31-2018	11.62	0.15 [6]	1.14	1.29	(0.19)	(0.50)	(0.69)	12.22	11.47	0.37	0.11	1.24 [6]	54	14
08-31-2017	10.49	0.18 [6]	1.44	1.62	(0.17)	(0.32)	(0.49)	11.62	16.05	0.40	0.11	1.62 [6]	111	33
08-31-2016	10.03	0.16 [6]	0.59	0.75	(0.14)	(0.15)	(0.29)	10.49	7.56	0.51	0.11	1.56 [6]	100	7
Class R2
08-31-2020	10.83	0.14 [6]	1.65	1.79	(0.16)	(0.75)	(0.91)	11.71	17.07	0.80	0.52	1.35 [6]	806	30
08-31-2019	12.19	0.11 [6]	(0.42)	(0.31)	(0.16)	(0.89)	(1.05)	10.83	(1.35)	0.78	0.51	1.05 [6]	602	29
08-31-2018	11.61	0.05 [6]	1.20	1.25	(0.17)	(0.50)	(0.67)	12.19	10.98	0.72	0.46	0.41 [6]	436	14
08-31-2017	10.47	0.15 [6]	1.45	1.60	(0.14)	(0.32)	(0.46)	11.61	15.94	0.62	0.33	1.35 [6]	166	33
08-31-2016	10.02	0.17 [6]	0.55	0.72	(0.12)	(0.15)	(0.27)	10.47	7.31	0.72	0.32	1.55 [6]	118	7
Class R4
08-31-2020	10.85	0.19 [6]	1.65	1.84	(0.20)	(0.75)	(0.95)	11.74	17.53	0.55	0.16	1.83 [6]	48	30
08-31-2019	12.22	0.18 [6]	(0.46)	(0.28)	(0.20)	(0.89)	(1.09)	10.85	(1.04)	0.53	0.16	1.65 [6]	44	29
08-31-2018	11.62	0.14 [6]	1.14	1.28	(0.18)	(0.50)	(0.68)	12.22	11.32	0.52	0.16	1.18 [6]	51	14
08-31-2017	10.48	0.17 [6]	1.45	1.62	(0.16)	(0.32)	(0.48)	11.62	16.10	0.56	0.17	1.57 [6]	117	33
08-31-2016	10.03	0.15 [6]	0.58	0.73	(0.13)	(0.15)	(0.28)	10.48	7.42	0.67	0.17	1.51 [6]	105	7
Class R5
08-31-2020	10.86	0.17 [6]	1.69	1.86	(0.21)	(0.75)	(0.96)	11.76	17.72	0.35	0.06	1.59 [6]	195	30
08-31-2019	12.23	0.18 [6]	(0.46)	(0.28)	(0.20)	(0.89)	(1.09)	10.86	(0.97)	0.33	0.06	1.61 [6]	97	29
08-31-2018	11.64	0.17 [6]	1.12	1.29	(0.20)	(0.50)	(0.70)	12.23	11.35	0.31	0.05	1.43 [6]	223	14
08-31-2017	10.50	0.17 [6]	1.47	1.64	(0.18)	(0.32)	(0.50)	11.64	16.24	0.32	0.03	1.57 [6]	157	33
08-31-2016	10.04	0.16 [6]	0.59	0.75	(0.14)	(0.15)	(0.29)	10.50	7.62	0.42	0.02	1.63 [6]	118	7
Class R6
08-31-2020	10.87	0.18 [6]	1.68	1.86	(0.22)	(0.75)	(0.97)	11.76	17.68	0.30	—	1.74 [6]	10,042	30
08-31-2019	12.23	0.18 [6]	(0.44)	(0.26)	(0.21)	(0.89)	(1.10)	10.87	(0.80)	0.28	—	1.65 [6]	5,437	29
08-31-2018	11.63	0.13 [6]	1.17	1.30	(0.20)	(0.50)	(0.70)	12.23	11.48	0.27	—	1.07 [6]	3,277	14
08-31-2017	10.49	0.17 [6]	1.47	1.64	(0.18)	(0.32)	(0.50)	11.63	16.28	0.31	—	1.58 [6]	463	33
08-31-2016	10.04	0.12 [6]	0.63	0.75	(0.15)	(0.15)	(0.30)	10.49	7.58	0.42	—	1.45 [6]	362	7

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.12%, 0.16%, 0.19%, 0.19% and 0.12%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

103

Multimanager 2050 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	11.65	0.16 [6]	1.77	1.93	(0.18)	(0.89)	(1.07)	12.51	17.20	0.66	0.43	1.42 [6]	73,101	31
08-31-2019	13.29	0.15 [6]	(0.51)	(0.36)	(0.16)	(1.12)	(1.28)	11.65	(1.33)	0.62	0.41	1.28 [6]	54,552	31
08-31-2018	12.73	0.16 [6]	1.20	1.36	(0.17)	(0.63)	(0.80)	13.29	11.00	0.59	0.41	1.22 [6]	53,484	18
08-31-2017	11.65	0.14 [6]	1.62	1.76	(0.16)	(0.52)	(0.68)	12.73	15.87	0.59	0.42	1.18 [6]	42,799	38
08-31-2016	11.42	0.11 [6]	0.68	0.79	(0.13)	(0.43)	(0.56)	11.65	7.16	0.59	0.43	1.10 [6]	24,261	11
Class I
08-31-2020	11.68	0.18 [6]	1.80	1.98	(0.22)	(0.89)	(1.11)	12.55	17.49	0.36	0.13	1.53 [6]	67	31
08-31-2019	13.32	0.27 [6]	(0.59)	(0.32)	(0.20)	(1.12)	(1.32)	11.68	(0.96)	0.33	0.13	2.33 [6]	56	31
08-31-2018	12.75	0.18 [6]	1.23	1.41	(0.21)	(0.63)	(0.84)	13.32	11.29	0.29	0.11	1.34 [6]	61	18
08-31-2017	11.68	0.19 [6]	1.59	1.78	(0.19)	(0.52)	(0.71)	12.75	16.19	0.28	0.11	1.59 [6]	116	38
08-31-2016	11.44	0.18 [6]	0.66	0.84	(0.17)	(0.43)	(0.60)	11.68	7.58	0.28	0.11	1.55 [6]	97	11
Class R2
08-31-2020	11.65	0.15 [6]	1.78	1.93	(0.18)	(0.89)	(1.07)	12.51	17.12	0.75	0.51	1.27 [6]	1,358	31
08-31-2019	13.29	0.12 [6]	(0.49)	(0.37)	(0.15)	(1.12)	(1.27)	11.65	(1.44)	0.71	0.50	1.05 [6]	1,264	31
08-31-2018	12.73	0.14 [6]	1.21	1.35	(0.16)	(0.63)	(0.79)	13.29	10.92	0.71	0.53	1.07 [6]	996	18
08-31-2017	11.65	0.12 [6]	1.63	1.75	(0.15)	(0.52)	(0.67)	12.73	15.79	0.67	0.50	1.00 [6]	840	38
08-31-2016	11.42	0.10 [6]	0.68	0.78	(0.12)	(0.43)	(0.55)	11.65	7.08	0.63	0.47	0.98 [6]	498	11
Class R4
08-31-2020	11.66	0.19 [6]	1.76	1.95	(0.20)	(0.89)	(1.09)	12.52	17.37	0.60	0.26	1.67 [6]	1,073	31
08-31-2019	13.30	0.18 [6]	(0.52)	(0.34)	(0.18)	(1.12)	(1.30)	11.66	(1.13)	0.57	0.26	1.50 [6]	776	31
08-31-2018	12.74	0.18 [6]	1.21	1.39	(0.20)	(0.63)	(0.83)	13.30	11.17	0.54	0.26	1.39 [6]	665	18
08-31-2017	11.67	0.18 [6]	1.59	1.77	(0.18)	(0.52)	(0.70)	12.74	15.98	0.51	0.24	1.52 [6]	467	38
08-31-2016	11.44	0.16 [6]	0.66	0.82	(0.16)	(0.43)	(0.59)	11.67	7.41	0.50	0.23	1.40 [6]	424	11
Class R5
08-31-2020	11.68	0.24 [6]	1.75	1.99	(0.23)	(0.89)	(1.12)	12.55	17.67	0.30	0.06	2.06 [6]	29	31
08-31-2019	13.34	0.23 [6]	(0.56)	(0.33)	(0.21)	(1.12)	(1.33)	11.68	(1.05)	0.28	0.07	1.84 [6]	34	31
08-31-2018	12.77	0.15 [6]	1.27	1.42	(0.22)	(0.63)	(0.85)	13.34	11.44	0.22	0.04	1.16 [6]	277	18
08-31-2017	11.69	0.20 [6]	1.60	1.80	(0.20)	(0.52)	(0.72)	12.77	16.29	0.20	0.03	1.68 [6]	185	38
08-31-2016	11.45	0.16 [6]	0.69	0.85	(0.18)	(0.43)	(0.61)	11.69	7.65	0.18	0.02	1.56 [6]	166	11
Class R6
08-31-2020	11.69	0.20 [6]	1.79	1.99	(0.23)	(0.89)	(1.12)	12.56	17.72	0.25	—	1.79 [6]	23,312	31
08-31-2019	13.34	0.18 [6]	(0.49)	(0.31)	(0.22)	(1.12)	(1.34)	11.69	(0.90)	0.22	—	1.52 [6]	15,426	31
08-31-2018	12.77	0.18 [6]	1.25	1.43	(0.23)	(0.63)	(0.86)	13.34	11.48	0.19	—	1.40 [6]	8,508	18
08-31-2017	11.69	0.19 [6]	1.62	1.81	(0.21)	(0.52)	(0.73)	12.77	16.31	0.18	—	1.57 [6]	3,528	38
08-31-2016	11.46	0.16 [6]	0.68	0.84	(0.18)	(0.43)	(0.61)	11.69	7.62	0.18	—	1.53 [6]	3,185	11

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.11%, 0.15%, 0.18%, 0.19% and 0.11%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

104

Multimanager 2045 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	10.71	0.15 [6]	1.61	1.76	(0.17)	(1.08)	(1.25)	11.22	17.15	0.64	0.43	1.45 [6]	132,866	32
08-31-2019	12.40	0.14 [6]	(0.49)	(0.35)	(0.16)	(1.18)	(1.34)	10.71	(1.29)	0.60	0.41	1.32 [6]	104,554	33
08-31-2018	12.17	0.15 [6]	1.16	1.31	(0.16)	(0.92)	(1.08)	12.40	11.12	0.56	0.41	1.26 [6]	108,685	19
08-31-2017	11.24	0.14 [6]	1.54	1.68	(0.15)	(0.60)	(0.75)	12.17	15.83	0.56	0.42	1.24 [6]	98,637	30
08-31-2016	11.14	0.12 [6]	0.65	0.77	(0.13)	(0.54)	(0.67)	11.24	7.18	0.55	0.43	1.15 [6]	70,954	15
Class I
08-31-2020	10.77	0.19 [6]	1.63	1.82	(0.20)	(1.08)	(1.28)	11.31	17.70	0.34	0.13	1.85 [6]	172	32
08-31-2019	12.48	0.14 [6]	(0.48)	(0.34)	(0.19)	(1.18)	(1.37)	10.77	(1.12)	0.31	0.12	1.33 [6]	199	33
08-31-2018	12.25	0.15 [6]	1.20	1.35	(0.20)	(0.92)	(1.12)	12.48	11.37	0.27	0.11	1.18 [6]	81	19
08-31-2017	11.31	0.19 [6]	1.54	1.73	(0.19)	(0.60)	(0.79)	12.25	16.20	0.25	0.11	1.67 [6]	118	30
08-31-2016	11.20	0.18 [6]	0.64	0.82	(0.17)	(0.54)	(0.71)	11.31	7.58	0.24	0.11	1.57 [6]	96	15
Class R2
08-31-2020	10.75	0.14 [6]	1.62	1.76	(0.16)	(1.08)	(1.24)	11.27	17.08	0.72	0.51	1.33 [6]	3,114	32
08-31-2019	12.43	0.13 [6]	(0.49)	(0.36)	(0.14)	(1.18)	(1.32)	10.75	(1.36)	0.69	0.51	1.23 [6]	2,592	33
08-31-2018	12.21	0.12 [6]	1.17	1.29	(0.15)	(0.92)	(1.07)	12.43	10.90	0.67	0.51	0.95 [6]	2,404	19
08-31-2017	11.27	0.11 [6]	1.58	1.69	(0.15)	(0.60)	(0.75)	12.21	15.80	0.65	0.50	0.95 [6]	1,653	30
08-31-2016	11.16	0.10 [6]	0.67	0.77	(0.12)	(0.54)	(0.66)	11.27	7.18	0.64	0.50	0.95 [6]	822	15
Class R4
08-31-2020	10.74	0.15 [6]	1.63	1.78	(0.18)	(1.08)	(1.26)	11.26	17.38	0.57	0.26	1.47 [6]	181	32
08-31-2019	12.43	0.15 [6]	(0.48)	(0.33)	(0.18)	(1.18)	(1.36)	10.74	(1.13)	0.54	0.26	1.38 [6]	174	33
08-31-2018	12.20	0.22 [6]	1.11	1.33	(0.18)	(0.92)	(1.10)	12.43	11.23	0.52	0.26	1.79 [6]	263	19
08-31-2017	11.27	0.15 [6]	1.55	1.70	(0.17)	(0.60)	(0.77)	12.20	16.00	0.50	0.25	1.33 [6]	489	30
08-31-2016	11.16	0.18 [6]	0.62	0.80	(0.15)	(0.54)	(0.69)	11.27	7.46	0.48	0.25	1.58 [6]	559	15
Class R5
08-31-2020	10.80	0.19 [6]	1.64	1.83	(0.21)	(1.08)	(1.29)	11.34	17.71	0.27	0.06	1.79 [6]	1,990	32
08-31-2019	12.50	0.22 [6]	(0.54)	(0.32)	(0.20)	(1.18)	(1.38)	10.80	(0.99)	0.25	0.06	1.98 [6]	1,484	33
08-31-2018	12.27	0.19 [6]	1.17	1.36	(0.21)	(0.92)	(1.13)	12.50	11.42	0.21	0.06	1.53 [6]	2,729	19
08-31-2017	11.32	0.20 [6]	1.55	1.75	(0.20)	(0.60)	(0.80)	12.27	16.35	0.21	0.05	1.70 [6]	1,408	30
08-31-2016	11.22	0.16 [6]	0.65	0.81	(0.17)	(0.54)	(0.71)	11.32	7.56	0.19	0.05	1.51 [6]	1,917	15
Class R6
08-31-2020	10.78	0.19 [6]	1.63	1.82	(0.21)	(1.08)	(1.29)	11.31	17.72	0.22	—	1.84 [6]	38,164	32
08-31-2019	12.48	0.18 [6]	(0.49)	(0.31)	(0.21)	(1.18)	(1.39)	10.78	(0.89)	0.20	—	1.70 [6]	29,020	33
08-31-2018	12.25	0.18 [6]	1.18	1.36	(0.21)	(0.92)	(1.13)	12.48	11.48	0.16	—	1.44 [6]	12,631	19
08-31-2017	11.31	0.16 [6]	1.58	1.74	(0.20)	(0.60)	(0.80)	12.25	16.34	0.15	—	1.40 [6]	4,941	30
08-31-2016	11.20	0.13 [6]	0.70	0.83	(0.18)	(0.54)	(0.72)	11.31	7.72	0.14	—	1.50 [6]	3,314	15

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.13%, 0.16%, 0.19%, 0.19% and 0.12%, for the periods ended 8-30-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

105

Multimanager 2040 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	10.91	0.16 [6]	1.63	1.79	(0.17)	(1.03)	(1.20)	11.50	17.18	0.64	0.43	1.50 [6]	159,569	33
08-31-2019	12.56	0.15 [6]	(0.47)	(0.32)	(0.17)	(1.16)	(1.33)	10.91	(1.09)	0.60	0.41	1.35 [6]	127,736	33
08-31-2018	12.29	0.16 [6]	1.13	1.29	(0.17)	(0.85)	(1.02)	12.56	10.83	0.56	0.41	1.26 [6]	127,662	19
08-31-2017	11.35	0.14 [6]	1.56	1.70	(0.16)	(0.60)	(0.76)	12.29	15.81	0.56	0.42	1.24 [6]	108,511	32
08-31-2016	11.24	0.12 [6]	0.66	0.78	(0.13)	(0.54)	(0.67)	11.35	7.20	0.55	0.43	1.14 [6]	77,804	14
Class I
08-31-2020	10.98	0.20 [6]	1.64	1.84	(0.21)	(1.03)	(1.24)	11.58	17.51	0.34	0.13	1.88 [6]	645	33
08-31-2019	12.64	0.14 [6]	(0.44)	(0.30)	(0.20)	(1.16)	(1.36)	10.98	(0.85)	0.30	0.12	1.27 [6]	325	33
08-31-2018	12.36	0.27 [6]	1.07	1.34	(0.21)	(0.85)	(1.06)	12.64	11.16	0.26	0.11	2.15 [6]	122	19
08-31-2017	11.41	0.19 [6]	1.55	1.74	(0.19)	(0.60)	(0.79)	12.36	16.18	0.25	0.11	1.66 [6]	104	32
08-31-2016	11.30	0.18 [6]	0.63	0.81	(0.16)	(0.54)	(0.70)	11.41	7.51	0.24	0.11	1.57 [6]	96	14
Class R2
08-31-2020	10.94	0.16 [6]	1.63	1.79	(0.17)	(1.03)	(1.20)	11.53	17.04	0.73	0.51	1.50 [6]	1,108	33
08-31-2019	12.58	0.11 [6]	(0.44)	(0.33)	(0.15)	(1.16)	(1.31)	10.94	(1.18)	0.69	0.51	1.04 [6]	987	33
08-31-2018	12.31	0.22 [6]	1.06	1.28	(0.16)	(0.85)	(1.01)	12.58	10.71	0.67	0.52	1.77 [6]	651	19
08-31-2017	11.37	0.14 [6]	1.55	1.69	(0.15)	(0.60)	(0.75)	12.31	15.69	0.64	0.50	1.23 [6]	1,288	32
08-31-2016	11.26	0.14 [6]	0.63	0.77	(0.12)	(0.54)	(0.66)	11.37	7.10	0.65	0.50	1.32 [6]	851	14
Class R4
08-31-2020	10.92	0.18 [6]	1.63	1.81	(0.19)	(1.03)	(1.22)	11.51	17.35	0.58	0.26	1.66 [6]	276	33
08-31-2019	12.57	0.17 [6]	(0.48)	(0.31)	(0.18)	(1.16)	(1.34)	10.92	(0.94)	0.54	0.26	1.51 [6]	224	33
08-31-2018	12.30	0.22 [6]	1.09	1.31	(0.19)	(0.85)	(1.04)	12.57	10.97	0.50	0.24	1.72 [6]	252	19
08-31-2017	11.36	0.18 [6]	1.54	1.72	(0.18)	(0.60)	(0.78)	12.30	16.00	0.50	0.25	1.54 [6]	345	32
08-31-2016	11.25	0.14 [6]	0.66	0.80	(0.15)	(0.54)	(0.69)	11.36	7.39	0.49	0.25	1.29 [6]	1,098	14
Class R5
08-31-2020	10.99	0.18 [6]	1.67	1.85	(0.21)	(1.03)	(1.24)	11.60	17.66	0.28	0.06	1.73 [6]	327	33
08-31-2019	12.65	0.23 [6]	(0.52)	(0.29)	(0.21)	(1.16)	(1.37)	10.99	(0.78)	0.25	0.06	1.99 [6]	192	33
08-31-2018	12.37	0.21 [6]	1.14	1.35	(0.22)	(0.85)	(1.07)	12.65	11.22	0.21	0.06	1.65 [6]	830	19
08-31-2017	11.42	0.20 [6]	1.55	1.75	(0.20)	(0.60)	(0.80)	12.37	16.25	0.20	0.05	1.72 [6]	818	32
08-31-2016	11.31	0.25 [6]	0.57	0.82	(0.17)	(0.54)	(0.71)	11.42	7.58	0.19	0.05	2.00 [6]	1,425	14
Class R6
08-31-2020	10.97	0.20 [6]	1.65	1.85	(0.22)	(1.03)	(1.25)	11.57	17.66	0.23	—	1.88 [6]	38,274	33
08-31-2019	12.63	0.20 [6]	(0.49)	(0.29)	(0.21)	(1.16)	(1.37)	10.97	(0.71)	0.19	—	1.85 [6]	28,782	33
08-31-2018	12.35	0.18 [6]	1.17	1.35	(0.22)	(0.85)	(1.07)	12.63	11.29	0.16	—	1.43 [6]	14,476	19
08-31-2017	11.41	0.18 [6]	1.57	1.75	(0.21)	(0.60)	(0.81)	12.35	16.24	0.15	—	1.53 [6]	4,053	32
08-31-2016	11.29	0.16 [6]	0.68	0.84	(0.18)	(0.54)	(0.72)	11.41	7.74	0.14	—	1.64 [6]	3,376	14

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.12%, 0.16% 0.19%, 0.19% and 0.12% for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

106

Multimanager 2035 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	10.89	0.17 [6]	1.52	1.69	(0.19)	(1.00)	(1.19)	11.39	16.21	0.64	0.43	1.58 [6]	188,821	34
08-31-2019	12.38	0.17 [6]	(0.40)	(0.23)	(0.18)	(1.08)	(1.26)	10.89	(0.46)	0.59	0.41	1.51 [6]	146,789	34
08-31-2018	12.28	0.17 [6]	1.02	1.19	(0.18)	(0.91)	(1.09)	12.38	10.05	0.56	0.41	1.38 [6]	152,404	19
08-31-2017	11.40	0.16 [6]	1.46	1.62	(0.16)	(0.58)	(0.74)	12.28	15.05	0.55	0.42	1.38 [6]	125,348	35
08-31-2016	11.31	0.13 [6]	0.64	0.77	(0.13)	(0.55)	(0.68)	11.40	7.12	0.54	0.43	1.23 [6]	89,978	18
Class I
08-31-2020	10.96	0.09 [6]	1.64	1.73	(0.24)	(1.00)	(1.24)	11.45	16.50	0.34	0.13	0.92 [6]	16	34
08-31-2019	12.46	0.28 [6]	(0.48)	(0.20)	(0.22)	(1.08)	(1.30)	10.96	(0.18)	0.31	0.13	2.38 [6]	2	34
08-31-2018	12.36	0.21 [6]	1.02	1.23	(0.22)	(0.91)	(1.13)	12.46	10.30	0.26	0.11	1.72 [6]	347	19
08-31-2017	11.47	0.19 [6]	1.48	1.67	(0.20)	(0.58)	(0.78)	12.36	15.41	0.24	0.11	1.62 [6]	273	35
08-31-2016	11.38	0.19 [6]	0.62	0.81	(0.17)	(0.55)	(0.72)	11.47	7.43	0.23	0.11	1.64 [6]	96	18
Class R2
08-31-2020	10.93	0.16 [6]	1.53	1.69	(0.18)	(1.00)	(1.18)	11.44	16.13	0.73	0.51	1.56 [6]	3,075	34
08-31-2019	12.42	0.16 [6]	(0.40)	(0.24)	(0.17)	(1.08)	(1.25)	10.93	(0.57)	0.69	0.51	1.42 [6]	2,021	34
08-31-2018	12.32	0.14 [6]	1.04	1.18	(0.17)	(0.91)	(1.08)	12.42	9.91	0.66	0.51	1.17 [6]	2,064	19
08-31-2017	11.44	0.12 [6]	1.50	1.62	(0.16)	(0.58)	(0.74)	12.32	14.91	0.64	0.50	1.02 [6]	1,577	35
08-31-2016	11.34	0.14 [6]	0.64	0.78	(0.13)	(0.55)	(0.68)	11.44	7.11	0.63	0.50	1.23 [6]	639	18
Class R4
08-31-2020	10.94	0.19 [6]	1.53	1.72	(0.21)	(1.00)	(1.21)	11.45	16.42	0.58	0.26	1.79 [6]	91	34
08-31-2019	12.44	0.17 [6]	(0.39)	(0.22)	(0.20)	(1.08)	(1.28)	10.94	(0.37)	0.54	0.26	1.49 [6]	87	34
08-31-2018	12.34	0.19 [6]	1.02	1.21	(0.20)	(0.91)	(1.11)	12.44	10.17	0.50	0.25	1.53 [6]	627	19
08-31-2017	11.46	0.20 [6]	1.44	1.64	(0.18)	(0.58)	(0.76)	12.34	15.18	0.50	0.25	1.68 [6]	509	35
08-31-2016	11.36	0.18 [6]	0.63	0.81	(0.16)	(0.55)	(0.71)	11.46	7.38	0.47	0.25	1.55 [6]	736	18
Class R5
08-31-2020	10.96	0.20 [6]	1.55	1.75	(0.23)	(1.00)	(1.23)	11.48	16.71	0.28	0.06	1.89 [6]	260	34
08-31-2019	12.46	0.21 [6]	(0.41)	(0.20)	(0.22)	(1.08)	(1.30)	10.96	(0.13)	0.24	0.06	1.79 [6]	289	34
08-31-2018	12.36	0.21 [6]	1.02	1.23	(0.22)	(0.91)	(1.13)	12.46	10.36	0.21	0.06	1.71 [6]	1,008	19
08-31-2017	11.48	0.22 [6]	1.45	1.67	(0.21)	(0.58)	(0.79)	12.36	15.39	0.20	0.05	1.84 [6]	796	35
08-31-2016	11.38	0.18 [6]	0.65	0.83	(0.18)	(0.55)	(0.73)	11.48	7.60	0.18	0.05	1.53 [6]	1,153	18
Class R6
08-31-2020	10.96	0.20 [6]	1.54	1.74	(0.23)	(1.00)	(1.23)	11.47	16.68	0.23	—	1.87 [6]	46,792	34
08-31-2019	12.46	0.20 [6]	(0.39)	(0.19)	(0.23)	(1.08)	(1.31)	10.96	(0.05)	0.19	—	1.88 [6]	31,906	34
08-31-2018	12.35	0.20 [6]	1.05	1.25	(0.23)	(0.91)	(1.14)	12.46	10.51	0.16	—	1.61 [6]	17,412	19
08-31-2017	11.47	0.20 [6]	1.47	1.67	(0.21)	(0.58)	(0.79)	12.35	15.46	0.15	—	1.73 [6]	6,317	35
08-31-2016	11.38	0.10 [6]	0.73	0.83	(0.19)	(0.55)	(0.74)	11.47	7.56	0.13	—	1.39 [6]	4,037	18

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.09%, 0.15%, 0.19%, 0.19% and 0.12%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

107

Multimanager 2030 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	10.64	0.17 [6]	1.36	1.53	(0.19)	(0.88)	(1.07)	11.10	15.07	0.65	0.43	1.68 [6]	226,690	33
08-31-2019	11.87	0.19 [6]	(0.26)	(0.07)	(0.21)	(0.95)	(1.16)	10.64	0.69	0.60	0.41	1.74 [6]	182,499	40
08-31-2018	11.91	0.19 [6]	0.83	1.02	(0.20)	(0.86)	(1.06)	11.87	8.79	0.56	0.41	1.60 [6]	185,975	20
08-31-2017	11.17	0.18 [6]	1.28	1.46	(0.18)	(0.54)	(0.72)	11.91	13.84	0.55	0.42	1.55 [6]	160,943	36
08-31-2016	11.10	0.15 [6]	0.59	0.74	(0.16)	(0.51)	(0.67)	11.17	6.99	0.54	0.43	1.46 [6]	116,337	18
Class I
08-31-2020	10.61	0.19 [6]	1.38	1.57	(0.23)	(0.88)	(1.11)	11.07	15.44	0.35	0.13	1.86 [6]	1,260	33
08-31-2019	11.85	0.21 [6]	(0.26)	(0.05)	(0.24)	(0.95)	(1.19)	10.61	0.96	0.31	0.13	2.01 [6]	891	40
08-31-2018	11.90	0.20 [6]	0.84	1.04	(0.23)	(0.86)	(1.09)	11.85	9.01	0.26	0.11	1.70 [6]	755	20
08-31-2017	11.16	0.21 [6]	1.28	1.49	(0.21)	(0.54)	(0.75)	11.90	14.22	0.24	0.11	1.89 [6]	324	36
08-31-2016	11.08	0.11 [6]	0.68	0.79	(0.20)	(0.51)	(0.71)	11.16	7.43	0.23	0.11	1.53 [6]	288	18
Class R2
08-31-2020	10.56	0.17 [6]	1.35	1.52	(0.19)	(0.88)	(1.07)	11.01	15.00	0.74	0.52	1.62 [6]	3,304	33
08-31-2019	11.79	0.19 [6]	(0.27)	(0.08)	(0.20)	(0.95)	(1.15)	10.56	0.58	0.68	0.50	1.82 [6]	2,744	40
08-31-2018	11.84	0.18 [6]	0.82	1.00	(0.19)	(0.86)	(1.05)	11.79	8.66	0.66	0.51	1.52 [6]	2,347	20
08-31-2017	11.11	0.16 [6]	1.28	1.44	(0.17)	(0.54)	(0.71)	11.84	13.74	0.63	0.50	1.44 [6]	3,254	36
08-31-2016	11.04	0.10 [6]	0.64	0.74	(0.16)	(0.51)	(0.67)	11.11	6.93	0.63	0.50	1.14 [6]	1,988	18
Class R4
08-31-2020	10.59	0.20 [6]	1.34	1.54	(0.21)	(0.88)	(1.09)	11.04	15.23	0.59	0.27	1.91 [6]	556	33
08-31-2019	11.82	0.22 [6]	(0.28)	(0.06)	(0.22)	(0.95)	(1.17)	10.59	0.86	0.54	0.26	2.07 [6]	451	40
08-31-2018	11.87	0.22 [6]	0.80	1.02	(0.21)	(0.86)	(1.07)	11.82	8.88	0.51	0.25	1.85 [6]	509	20
08-31-2017	11.14	0.20 [6]	1.27	1.47	(0.20)	(0.54)	(0.74)	11.87	13.99	0.50	0.25	1.81 [6]	820	36
08-31-2016	11.07	0.19 [6]	0.57	0.76	(0.18)	(0.51)	(0.69)	11.14	7.20	0.48	0.25	1.72 [6]	995	18
Class R5
08-31-2020	10.61	0.25 [6]	1.31	1.56	(0.23)	(0.88)	(1.11)	11.06	15.44	0.28	0.06	2.36 [6]	747	33
08-31-2019	11.85	0.22 [6]	(0.26)	(0.04)	(0.25)	(0.95)	(1.20)	10.61	1.03	0.25	0.06	2.08 [6]	947	40
08-31-2018	11.89	0.22 [6]	0.84	1.06	(0.24)	(0.86)	(1.10)	11.85	9.19	0.21	0.06	1.90 [6]	1,902	20
08-31-2017	11.16	0.23 [6]	1.26	1.49	(0.22)	(0.54)	(0.76)	11.89	14.20	0.19	0.05	2.06 [6]	1,305	36
08-31-2016	11.09	0.25 [6]	0.54	0.79	(0.21)	(0.51)	(0.72)	11.16	7.41	0.18	0.05	2.21 [6]	1,775	18
Class R6
08-31-2020	10.61	0.21 [6]	1.36	1.57	(0.24)	(0.88)	(1.12)	11.06	15.50	0.23	—	2.05 [6]	53,240	33
08-31-2019	11.85	0.22 [6]	(0.25)	(0.03)	(0.26)	(0.95)	(1.21)	10.61	1.10	0.20	—	2.08 [6]	38,634	40
08-31-2018	11.89	0.21 [6]	0.85	1.06	(0.24)	(0.86)	(1.10)	11.85	9.24	0.16	—	1.79 [6]	21,191	20
08-31-2017	11.16	0.20 [6]	1.30	1.50	(0.23)	(0.54)	(0.77)	11.89	14.26	0.14	—	1.76 [6]	7,367	36
08-31-2016	11.09	0.16 [6]	0.63	0.79	(0.21)	(0.51)	(0.72)	11.16	7.47	0.13	—	1.81 [6]	4,806	18

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.10%, 0.16%, 0.20%, 0.20% and 0.13%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

108

Multimanager 2025 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	10.44	0.18 [6]	1.14	1.32	(0.21)	(0.76)	(0.97)	10.79	13.24	0.66	0.43	1.75 [6]	213,868	35
08-31-2019	11.46	0.21 [6]	(0.14)	0.07	(0.23)	(0.86)	(1.09)	10.44	1.80	0.60	0.41	2.01 [6]	180,550	39
08-31-2018	11.62	0.21 [6]	0.63	0.84	(0.22)	(0.78)	(1.00)	11.46	7.40	0.56	0.41	1.83 [6]	176,446	21
08-31-2017	11.07	0.20 [6]	1.08	1.28	(0.21)	(0.52)	(0.73)	11.62	12.22	0.55	0.42	1.78 [6]	157,054	37
08-31-2016	11.01	0.19 [6]	0.54	0.73	(0.20)	(0.47)	(0.67)	11.07	6.91	0.54	0.43	1.76 [6]	110,938	21
Class I
08-31-2020	10.41	0.20 [6]	1.16	1.36	(0.25)	(0.76)	(1.01)	10.76	13.61	0.36	0.13	1.96 [6]	2,094	35
08-31-2019	11.43	0.15 [6]	(0.05)	0.10	(0.26)	(0.86)	(1.12)	10.41	2.17	0.31	0.12	1.55 [6]	1,502	39
08-31-2018	11.59	0.24 [6]	0.63	0.87	(0.25)	(0.78)	(1.03)	11.43	7.73	0.27	0.11	2.09 [6]	81	21
08-31-2017	11.04	0.23 [6]	1.08	1.31	(0.24)	(0.52)	(0.76)	11.59	12.61	0.24	0.11	2.05 [6]	165	37
08-31-2016	10.98	0.24 [6]	0.52	0.76	(0.23)	(0.47)	(0.70)	11.04	7.26	0.22	0.11	2.16 [6]	97	21
Class R2
08-31-2020	10.37	0.16 [6]	1.15	1.31	(0.21)	(0.76)	(0.97)	10.71	13.16	0.75	0.52	1.62 [6]	4,775	35
08-31-2019	11.39	0.18 [6]	(0.12)	0.06	(0.22)	(0.86)	(1.08)	10.37	1.71	0.69	0.50	1.80 [6]	4,273	39
08-31-2018	11.56	0.20 [6]	0.62	0.82	(0.21)	(0.78)	(0.99)	11.39	7.26	0.66	0.50	1.75 [6]	2,723	21
08-31-2017	11.01	0.16 [6]	1.11	1.27	(0.20)	(0.52)	(0.72)	11.56	12.20	0.64	0.50	1.49 [6]	2,593	37
08-31-2016	10.95	0.15 [6]	0.57	0.72	(0.19)	(0.47)	(0.66)	11.01	6.85	0.60	0.49	1.51 [6]	1,324	21
Class R4
08-31-2020	10.41	0.20 [6]	1.14	1.34	(0.23)	(0.76)	(0.99)	10.76	13.45	0.60	0.26	1.95 [6]	488	35
08-31-2019	11.44	0.23 [6]	(0.15)	0.08	(0.25)	(0.86)	(1.11)	10.41	1.91	0.55	0.26	2.22 [6]	736	39
08-31-2018	11.60	0.22 [6]	0.64	0.86	(0.24)	(0.78)	(1.02)	11.44	7.56	0.52	0.26	1.96 [6]	759	21
08-31-2017	11.05	0.22 [6]	1.08	1.30	(0.23)	(0.52)	(0.75)	11.60	12.45	0.49	0.25	1.99 [6]	785	37
08-31-2016	10.99	0.22 [6]	0.53	0.75	(0.22)	(0.47)	(0.69)	11.05	7.11	0.47	0.25	2.00 [6]	418	21
Class R5
08-31-2020	10.40	0.23 [6]	1.13	1.36	(0.25)	(0.76)	(1.01)	10.75	13.71	0.30	0.06	2.25 [6]	1,251	35
08-31-2019	11.43	0.25 [6]	(0.15)	0.10	(0.27)	(0.86)	(1.13)	10.40	2.14	0.25	0.07	2.37 [6]	1,342	39
08-31-2018	11.60	0.23 [6]	0.64	0.87	(0.26)	(0.78)	(1.04)	11.43	7.71	0.21	0.05	2.06 [6]	1,635	21
08-31-2017	11.05	0.27 [6]	1.05	1.32	(0.25)	(0.52)	(0.77)	11.60	12.68	0.19	0.05	2.47 [6]	1,182	37
08-31-2016	10.99	0.23 [6]	0.54	0.77	(0.24)	(0.47)	(0.71)	11.05	7.34	0.18	0.05	2.06 [6]	1,926	21
Class R6
08-31-2020	10.40	0.21 [6]	1.15	1.36	(0.26)	(0.76)	(1.02)	10.74	13.67	0.25	—	2.12 [6]	48,742	35
08-31-2019	11.42	0.25 [6]	(0.13)	0.12	(0.28)	(0.86)	(1.14)	10.40	2.31	0.20	—	2.44 [6]	38,659	39
08-31-2018	11.59	0.24 [6]	0.64	0.88	(0.27)	(0.78)	(1.05)	11.42	7.77	0.17	—	2.14 [6]	22,698	21
08-31-2017	11.04	0.21 [6]	1.11	1.32	(0.25)	(0.52)	(0.77)	11.59	12.75	0.14	—	1.88 [6]	8,987	37
08-31-2016	10.98	0.20 [6]	0.57	0.77	(0.24)	(0.47)	(0.71)	11.04	7.40	0.13	—	2.04 [6]	3,830	21

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.09%, 0.15%, 0.19%, 0.20% and 0.13%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

109

Multimanager 2020 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	9.89	0.18 [6]	0.89	1.07	(0.23)	(0.67)	(0.90)	10.06	11.32	0.69	0.43	1.93 [6]	193,591	37
08-31-2019	10.66	0.22 [6]	(0.03)	0.19	(0.24)	(0.72)	(0.96)	9.89	2.89	0.62	0.41	2.27 [6]	171,370	40
08-31-2018	10.93	0.22 [6]	0.41	0.63	(0.23)	(0.67)	(0.90)	10.66	5.92	0.57	0.41	2.02 [6]	171,973	19
08-31-2017	10.64	0.22 [6]	0.82	1.04	(0.23)	(0.52)	(0.75)	10.93	10.42	0.55	0.42	2.05 [6]	144,135	35
08-31-2016	10.69	0.21 [6]	0.47	0.68	(0.23)	(0.50)	(0.73)	10.64	6.72	0.54	0.43	2.07 [6]	112,709	20
Class I
08-31-2020	9.90	0.20 [6]	0.91	1.11	(0.26)	(0.67)	(0.93)	10.08	11.75	0.39	0.12	2.12 [6]	477	37
08-31-2019	10.67	0.26 [6]	(0.04)	0.22	(0.27)	(0.72)	(0.99)	9.90	3.23	0.33	0.13	2.63 [6]	230	40
08-31-2018	10.94	0.23 [6]	0.43	0.66	(0.26)	(0.67)	(0.93)	10.67	6.23	0.28	0.11	2.21 [6]	705	19
08-31-2017	10.65	0.24 [6]	0.83	1.07	(0.26)	(0.52)	(0.78)	10.94	10.76	0.24	0.11	2.31 [6]	155	35
08-31-2016	10.69	0.26 [6]	0.46	0.72	(0.26)	(0.50)	(0.76)	10.65	7.16	0.23	0.11	2.47 [6]	99	20
Class R2
08-31-2020	9.84	0.18 [6]	0.89	1.07	(0.23)	(0.67)	(0.90)	10.01	11.30	0.77	0.51	1.88 [6]	1,014	37
08-31-2019	10.61	0.22 [6]	(0.04)	0.18	(0.23)	(0.72)	(0.95)	9.84	2.77	0.71	0.51	2.23 [6]	1,098	40
08-31-2018	10.89	0.20 [6]	0.41	0.61	(0.22)	(0.67)	(0.89)	10.61	5.74	0.67	0.51	1.86 [6]	1,440	19
08-31-2017	10.60	0.21 [6]	0.82	1.03	(0.22)	(0.52)	(0.74)	10.89	10.37	0.65	0.50	2.02 [6]	1,778	35
08-31-2016	10.65	0.18 [6]	0.49	0.67	(0.22)	(0.50)	(0.72)	10.60	6.66	0.62	0.50	1.84 [6]	1,370	20
Class R4
08-31-2020	9.85	0.21 [6]	0.87	1.08	(0.25)	(0.67)	(0.92)	10.01	11.45	0.63	0.27	2.23 [6]	144	37
08-31-2019	10.62	0.23 [6]	(0.02)	0.21	(0.26)	(0.72)	(0.98)	9.85	3.07	0.56	0.26	2.39 [6]	239	40
08-31-2018	10.89	0.27 [6]	0.37	0.64	(0.24)	(0.67)	(0.91)	10.62	6.11	0.52	0.25	2.51 [6]	211	19
08-31-2017	10.61	0.25 [6]	0.80	1.05	(0.25)	(0.52)	(0.77)	10.89	10.55	0.50	0.25	2.35 [6]	513	35
08-31-2016	10.66	0.27 [6]	0.43	0.70	(0.25)	(0.50)	(0.75)	10.61	6.94	0.48	0.25	2.52 [6]	870	20
Class R5
08-31-2020	9.89	0.23 [6]	0.88	1.11	(0.27)	(0.67)	(0.94)	10.06	11.74	0.33	0.06	2.37 [6]	3,949	37
08-31-2019	10.66	0.27 [6]	(0.04)	0.23	(0.28)	(0.72)	(1.00)	9.89	3.29	0.27	0.06	2.71 [6]	3,778	40
08-31-2018	10.93	0.25 [6]	0.42	0.67	(0.27)	(0.67)	(0.94)	10.66	6.29	0.22	0.06	2.37 [6]	5,384	19
08-31-2017	10.64	0.25 [6]	0.83	1.08	(0.27)	(0.52)	(0.79)	10.93	10.84	0.20	0.05	2.40 [6]	4,687	35
08-31-2016	10.69	0.27 [6]	0.45	0.72	(0.27)	(0.50)	(0.77)	10.64	7.14	0.18	0.05	2.60 [6]	4,130	20
Class R6
08-31-2020	9.87	0.23 [6]	0.89	1.12	(0.28)	(0.67)	(0.95)	10.04	11.82	0.28	—	2.39 [6]	28,864	37
08-31-2019	10.65	0.26 [6]	(0.03)	0.23	(0.29)	(0.72)	(1.01)	9.87	3.28	0.21	—	2.67 [6]	28,384	40
08-31-2018	10.92	0.25 [6]	0.42	0.67	(0.27)	(0.67)	(0.94)	10.65	6.36	0.17	—	2.32 [6]	16,997	19
08-31-2017	10.63	0.24 [6]	0.84	1.08	(0.27)	(0.52)	(0.79)	10.92	10.92	0.15	—	2.31 [6]	10,285	35
08-31-2016	10.69	0.25 [6]	0.47	0.72	(0.28)	(0.50)	(0.78)	10.63	7.11	0.13	—	2.70 [6]	3,713	20

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.02 per share and 0.09%, 0.15%, 0.20%, 0.21% and 0.14%, for periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

110

Multimanager 2015 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	9.12	0.18 [6]	0.66	0.84	(0.23)	(0.58)	(0.81)	9.15	9.64	0.76	0.43	2.06 [6]	97,644	41
08-31-2019	9.75	0.23 [6]	0.04	0.27	(0.26)	(0.64)	(0.90)	9.12	3.85	0.66	0.41	2.53 [6]	91,688	41
08-31-2018	10.13	0.22 [6]	0.23	0.45	(0.24)	(0.59)	(0.83)	9.75	4.54	0.60	0.41	2.22 [6]	98,847	17
08-31-2017	10.02	0.22 [6]	0.60	0.82	(0.24)	(0.47)	(0.71)	10.13	8.81	0.58	0.42	2.26 [6]	90,426	38
08-31-2016	10.25	0.22 [6]	0.41	0.63	(0.25)	(0.61)	(0.86)	10.02	6.63	0.56	0.43	2.32 [6]	73,985	19
Class I
08-31-2020	9.13	0.21 [6]	0.66	0.87	(0.26)	(0.58)	(0.84)	9.16	9.97	0.46	0.13	2.38 [6]	823	41
08-31-2019	9.76	0.25 [6]	0.05	0.30	(0.29)	(0.64)	(0.93)	9.13	4.21	0.37	0.13	2.82 [6]	670	41
08-31-2018	10.14	0.24 [6]	0.24	0.48	(0.27)	(0.59)	(0.86)	9.76	4.85	0.31	0.11	2.49 [6]	610	17
08-31-2017	10.02	0.22 [6]	0.65	0.87	(0.28)	(0.47)	(0.75)	10.14	9.27	0.27	0.11	2.27 [6]	369	38
08-31-2016	10.25	0.27 [6]	0.39	0.66	(0.28)	(0.61)	(0.89)	10.02	6.98	0.25	0.11	2.74 [6]	95	19
Class R2
08-31-2020	9.07	0.12 [6]	0.71	0.83	(0.23)	(0.58)	(0.81)	9.09	9.52	0.84	0.51	1.39 [6]	164	41
08-31-2019	9.69	0.23 [6]	0.04	0.27	(0.25)	(0.64)	(0.89)	9.07	3.87	0.73	0.49	2.53 [6]	33	41
08-31-2018	10.09	0.17 [6]	0.25	0.42	(0.23)	(0.59)	(0.82)	9.69	4.16	0.71	0.51	1.71 [6]	47	17
08-31-2017	9.98	0.19 [6]	0.63	0.82	(0.24)	(0.47)	(0.71)	10.09	8.88	0.66	0.50	1.94 [6]	584	38
08-31-2016	10.22	0.23 [6]	0.39	0.62	(0.25)	(0.61)	(0.86)	9.98	6.54	0.65	0.50	2.17 [6]	158	19
Class R4
08-31-2020	9.09	0.19 [6]	0.67	0.86	(0.25)	(0.58)	(0.83)	9.12	9.85	0.70	0.27	2.22 [6]	12	41
08-31-2019	9.72	0.25 [6]	0.04	0.29	(0.28)	(0.64)	(0.92)	9.09	4.06	0.61	0.26	2.74 [6]	11	41
08-31-2018	10.11	0.24 [6]	0.22	0.46	(0.26)	(0.59)	(0.85)	9.72	4.62	0.56	0.26	2.45 [6]	65	17
08-31-2017	10.00	0.25 [6]	0.59	0.84	(0.26)	(0.47)	(0.73)	10.11	9.04	0.52	0.25	2.54 [6]	95	38
08-31-2016	10.23	0.26 [6]	0.39	0.65	(0.27)	(0.61)	(0.88)	10.00	6.85	0.49	0.25	2.63 [6]	109	19
Class R5
08-31-2020	9.12	0.22 [6]	0.66	0.88	(0.27)	(0.58)	(0.85)	9.15	10.06	0.39	0.06	2.52 [6]	322	41
08-31-2019	9.75	0.28 [6]	0.03	0.31	(0.30)	(0.64)	(0.94)	9.12	4.27	0.31	0.07	2.97 [6]	323	41
08-31-2018	10.14	0.26 [6]	0.22	0.48	(0.28)	(0.59)	(0.87)	9.75	4.81	0.26	0.06	2.66 [6]	1,206	17
08-31-2017	10.02	0.26 [6]	0.61	0.87	(0.28)	(0.47)	(0.75)	10.14	9.34	0.22	0.05	2.61 [6]	1,292	38
08-31-2016	10.26	0.30 [6]	0.36	0.66	(0.29)	(0.61)	(0.90)	10.02	6.96	0.20	0.05	2.78 [6]	1,442	19
Class R6
08-31-2020	9.12	0.22 [6]	0.67	0.89	(0.27)	(0.58)	(0.85)	9.16	10.24	0.34	—	2.52 [6]	11,162	41
08-31-2019	9.76	0.26 [6]	0.04	0.30	(0.30)	(0.64)	(0.94)	9.12	4.23	0.26	—	2.93 [6]	11,764	41
08-31-2018	10.14	0.24 [6]	0.25	0.49	(0.28)	(0.59)	(0.87)	9.76	4.96	0.21	—	2.49 [6]	7,076	17
08-31-2017	10.03	0.23 [6]	0.64	0.87	(0.29)	(0.47)	(0.76)	10.14	9.29	0.17	—	2.39 [6]	3,109	38
08-31-2016	10.26	0.26 [6]	0.41	0.67	(0.29)	(0.61)	(0.90)	10.03	7.11	0.15	—	3.10 [6]	830	19

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.02 per share and 0.09%, 0.16%, 0.21%, 0.22% and 0.15%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

111

Multimanager 2010 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	8.86	0.19 [6]	0.54	0.73	(0.23)	(0.43)	(0.66)	8.93	8.50	0.81	0.43	2.18 [6]	45,532	46
08-31-2019	9.25	0.23 [6]	0.11	0.34	(0.26)	(0.47)	(0.73)	8.86	4.50	0.70	0.41	2.68 [6]	45,444	48
08-31-2018	9.54	0.22 [6]	0.12	0.34	(0.23)	(0.40)	(0.63)	9.25	3.65	0.64	0.41	2.36 [6]	46,288	20
08-31-2017	9.49	0.22 [6]	0.46	0.68	(0.24)	(0.39)	(0.63)	9.54	7.71	0.61	0.42	2.38 [6]	47,800	39
08-31-2016	9.59	0.24 [6]	0.36	0.60	(0.26)	(0.44)	(0.70)	9.49	6.63	0.59	0.43	2.55 [6]	42,691	20
Class I
08-31-2020	8.87	0.20 [6]	0.54	0.74	(0.25)	(0.43)	(0.68)	8.93	8.70	0.51	0.13	2.34 [6]	503	46
08-31-2019	9.25	0.27 [6]	0.11	0.38	(0.29)	(0.47)	(0.76)	8.87	4.98	0.42	0.13	3.03 [6]	133	48
08-31-2018	9.55	0.24 [6]	0.12	0.36	(0.26)	(0.40)	(0.66)	9.25	3.84	0.35	0.11	2.57 [6]	158	20
08-31-2017	9.49	0.23 [6]	0.49	0.72	(0.27)	(0.39)	(0.66)	9.55	8.17	0.30	0.11	2.51 [6]	202	39
08-31-2016	9.60	0.27 [6]	0.35	0.62	(0.29)	(0.44)	(0.73)	9.49	6.87	0.27	0.11	2.91 [6]	96	20
Class R2
08-31-2020	8.85	0.18 [6]	0.53	0.71	(0.22)	(0.43)	(0.65)	8.91	8.31	0.90	0.51	2.10 [6]	359	46
08-31-2019	9.23	0.22 [6]	0.12	0.34	(0.25)	(0.47)	(0.72)	8.85	4.51	0.80	0.51	2.57 [6]	491	48
08-31-2018	9.53	0.21 [6]	0.11	0.32	(0.22)	(0.40)	(0.62)	9.23	3.45	0.75	0.51	2.21 [6]	452	20
08-31-2017	9.47	0.16 [6]	0.53	0.69	(0.24)	(0.39)	(0.63)	9.53	7.75	0.67	0.48	1.71 [6]	522	39
08-31-2016	9.59	0.59 [6]	(0.02)	0.57	(0.25)	(0.44)	(0.69)	9.47	6.33	0.71	0.50	4.18 [6]	70	20
Class R4
08-31-2020	8.86	0.20 [6]	0.53	0.73	(0.24)	(0.43)	(0.67)	8.92	8.57	0.75	0.26	2.33 [6]	52	46
08-31-2019	9.24	0.24 [6]	0.12	0.36	(0.27)	(0.47)	(0.74)	8.86	4.79	0.65	0.26	2.78 [6]	89	48
08-31-2018	9.54	0.25 [6]	0.10	0.35	(0.25)	(0.40)	(0.65)	9.24	3.70	0.57	0.23	2.67 [6]	73	20
08-31-2017	9.48	0.25 [6]	0.46	0.71	(0.26)	(0.39)	(0.65)	9.54	8.03	0.56	0.25	2.71 [6]	247	39
08-31-2016	9.59	0.24 [6]	0.37	0.61	(0.28)	(0.44)	(0.72)	9.48	6.73	0.53	0.25	2.65 [6]	980	20
Class R5
08-31-2020	8.87	0.24 [6]	0.51	0.75	(0.26)	(0.43)	(0.69)	8.93	8.78	0.45	0.06	2.76 [6]	25	46
08-31-2019	9.25	0.28 [6]	0.10	0.38	(0.29)	(0.47)	(0.76)	8.87	5.03	0.35	0.06	3.21 [6]	34	48
08-31-2018	9.55	0.31 [6]	0.06	0.37	(0.27)	(0.40)	(0.67)	9.25	3.90	0.30	0.05	3.20 [6]	43	20
08-31-2017	9.50	0.25 [6]	0.47	0.72	(0.28)	(0.39)	(0.67)	9.55	8.13	0.25	0.05	2.74 [6]	364	39
08-31-2016	9.61	0.30 [6]	0.33	0.63	(0.30)	(0.44)	(0.74)	9.50	6.95	0.23	0.05	3.07 [6]	266	20
Class R6
08-31-2020	8.88	0.22 [6]	0.53	0.75	(0.26)	(0.43)	(0.69)	8.94	8.83	0.40	—	2.59 [6]	8,496	46
08-31-2019	9.26	0.26 [6]	0.13	0.39	(0.30)	(0.47)	(0.77)	8.88	5.09	0.30	—	2.97 [6]	8,356	48
08-31-2018	9.56	0.25 [6]	0.12	0.37	(0.27)	(0.40)	(0.67)	9.26	3.95	0.25	—	2.69 [6]	3,754	20
08-31-2017	9.50	0.22 [6]	0.51	0.73	(0.28)	(0.39)	(0.67)	9.56	8.29	0.20	—	2.40 [6]	2,044	39
08-31-2016	9.61	0.62 [6]	0.01	0.63	(0.30)	(0.44)	(0.74)	9.50	7.01	0.18	—	4.33 [6]	67	20

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.02 per share and 0.09%, 0.17%, 0.23%, 0.24% and 0.17%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

112

Underlying fund information

The funds invest primarily in underlying funds. Therefore, each fund’s investment performance is directly related to the investment performance of the underlying funds. Information regarding the underlying funds is available in the applicable underlying fund’s prospectus and SAI. This prospectus is not an offer for any of the underlying funds. For copies of the prospectuses of the John Hancock underlying funds, which contain this and other information, visit our website at jhinvestments.com.
As of September 30, 2020, the funds allocated assets to the underlying funds stated below.

Multimanager 2065 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC

113

Multimanager 2060 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC

114

Multimanager 2055 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC

115

Multimanager 2050 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC

116

Multimanager 2045 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC

117

Multimanager 2040 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC

118

Multimanager 2035 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.

119

Multimanager 2030 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.

120

Multimanager 2025 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Financial Industries Fund	Manulife Investment Management (US) LLC
Floating Rate Income Fund	Bain Capital Credit, LP
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Short Duration Bond Fund	Manulife Investment Management (US) LLC
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.

121

Multimanager 2020 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Financial Industries Fund	Manulife Investment Management (US) LLC
Floating Rate Income Fund	Bain Capital Credit, LP
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Short Duration Bond Fund	Manulife Investment Management (US) LLC
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.

122

Multimanager 2015 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Floating Rate Income Fund	Bain Capital Credit, LP
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Short Duration Bond Fund	Manulife Investment Management (US) LLC
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.

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Multimanager 2010 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Floating Rate Income Fund	Bain Capital Credit, LP
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Short Duration Bond Fund	Manulife Investment Management (US) LLC
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.

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Your account

Choosing an eligible share class

Class A, Class R2, and Class R4 shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Class R5 shares have a Rule 12b-1 plan, but do not pay any fees under the Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R2, Class R4, and Class R5 shares
Class R2, Class R4, and Class R5 shares are available to certain types of investors, as noted below:

■	Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■	Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■	Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R2, Class R4, and Class R5 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.
Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

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■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

■	A 1.00% contingent deferred sales charge (CDSC) on certain shares sold within one year of purchase

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R2 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.25%

Class R4 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through December 31, 2021)

Class R5 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Class R service plan
In addition to the Rule 12b-1 plans, the fund has adopted plans for Class R2, Class R4, and Class R5 shares that authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R2 shares, 0.10% for Class R4 shares, and 0.05% for Class R5 shares.
The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Each fund is designed so that it can qualify as a qualified default investment alternative (QDIA) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to ERISA. Your retirement plan fiduciary, and not the funds or their investment advisor, is responsible for determining whether the fund qualifies as a QDIA.
Additional payments to financial intermediaries
Class A, Class R2, Class R4, and Class R5 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets

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attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell

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your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within

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60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. There is no minimum initial investment to purchase Class R2, Class R4, or Class R5 shares. The minimum initial investments for Class A, Class I, and Class R6 shares are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All Class A, Class I, and Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions,

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please contact your financial professional or call Signature Services at 800-225-5291 for Class A shares or 888-972-8696 for Class I and Class R6 shares.

5	Eligible retirement plans generally may open an account and purchase Class R2, Class R4, or Class R5 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2, Class R4, or Class R5 shares of the fund. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

6	For Class A shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

7	For Class A, Class I, and Class R6 shares, make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

130

Buying shares

Class A shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

131

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

132

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

133

Selling shares

Class A shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

134

Class A shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

135

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

136

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

137

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

138

Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

139

Transaction policies

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund. The NAV for the fund is calculated based upon the NAVs of the underlying funds and other investments in which it invests. The prospectuses for the underlying funds explain the circumstances under which those underlying funds use fair-value pricing and the effects of doing so.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and

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no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
You may exchange your Class R2, Class R4, or Class R5 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.
For all share classes, the registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund, or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.
In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares. The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the

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SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their

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customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class R2, Class R4, and Class R5 shares, you will receive account statements from your plan’s recordkeeper.
Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15. For Class R2, Class R4, and Class R5 shares, this information statement will be mailed by your plan’s recordkeeper.
Dividends
Each fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

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Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends from a fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on a fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If a fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
All of the holdings of each fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the funds’ holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the funds’ holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of each fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

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charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

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■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the funds:
Annual/semiannual reports to shareholders
Additional information about a fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In a fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the funds’ shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from a fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of a fund and includes a summary of a fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A shares; 888-972-8696 for Class I, Class R2, Class R4, Class R5, and Class R6 shares
By TTY: 800-231-5469 for Class A, Class I, and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC RL0PN 1/1/21
SEC file number: 811-21779

John Hancock New Opportunities Fund
Prospectus 1/1/21

Class A	JASOX
Class C	JBSOX
Class I	JHSOX
Class R2	JSSOX
Class R4	JUSOX
Class R6	JWSOX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock New Opportunities Fund

6	Principal investment strategies
6	Principal risks of investing
10	Who’s who
13	Financial highlights

16	Choosing an eligible share class
17	Class cost structure
18	How sales charges for Class A and Class C shares are calculated
19	Sales charge reductions and waivers
21	Opening an account
21	Information for plan participants
22	Buying shares
25	Selling shares
31	Transaction policies
34	Dividends and account policies
35	Additional investor services
36	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock New Opportunities Fund
Investment objective

The fund seeks long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 18 to 19 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R4	R6
Management fee	0.73	0.73	0.73	0.73	0.73	0.73
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.25	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25 [1]	0.10 [1]	0.00
Additional other expenses	0.28	0.28	0.28	0.17	0.17	0.17
Total other expenses	0.28	0.28	0.28	0.42	0.27	0.17
Total annual fund operating expenses	1.26	2.01	1.01	1.40	1.25	0.90
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01	-0.01	-0.11 [3]	-0.01
Total annual fund operating expenses after expense reimbursements	1.25	2.00	1.00	1.39	1.14	0.89
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
3	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R2	R4	R6
Shares		Sold	Not Sold
1 year	621	303	203	102	142	116	91
3 years	879	630	630	321	442	386	286
5 years	1,156	1,082	1,082	557	765	676	497
10 years	1,946	2,144	2,144	1,235	1,679	1,502	1,107

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PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small-capitalization U.S. companies. The fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. Capitalization ranges will change over time. The fund may invest in any economic sector, and at times may emphasize one or more particular sectors.
The fund also may invest in: (a) securities of foreign issuers, including foreign issuers located in emerging markets, either directly through investments in foreign currency-denominated securities traded outside of the U.S. or indirectly through depositary receipts; (b) real estate investment trusts (REITs); (c) initial public offerings (IPOs); and (d) master limited partnerships (MLPs).
The manager utilizes fundamental research and bottom-up stock selection to identify undervalued small cap companies with sustainable earnings growth, and whose management is focused on enhancing value for shareholders. The manager seeks to hold securities for the long term. The manager focuses on quality small-cap companies with sound management and long-term sustainable growth, regardless of style. In selecting companies, the manager looks for firms with the following key attributes:

■	Experienced, tenured, high-quality management

■	Business models that deliver consistent long-term growth

■	Leading companies in attractive and defensible niche markets

■	Strong financial characteristics; and

■	Appropriate valuation.

Various factors may lead the manager to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the manager believes that the security has become overvalued.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of

2

investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Prior to September 27, 2014, the fund was managed by subadvisors other than the fund’s current subadvisor, GW&K Investment Management, LLC (GW&K) pursuant to a different investment strategy. From September 27, 2014 to September 6, 2019, the fund was managed by Brandywine Global Investment Management, LLC, Dimensional Fund Advisors LP, and GW&K pursuant to a multi-manager investment strategy. Effective on September 6, 2019, GW&K became the fund’s sole subadvisor. The performance information presented for periods prior to September 6, 2019, reflects management of the fund consistent with investment strategies in effect during those periods and might have been different if the fund’s investments had been managed under its current investment strategies solely by GW&K.
Class NAV shares commenced operations on October 17, 2005. Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares of the fund commenced operations on May 27, 2015. Returns shown prior to a class’s commencement date are those of Class NAV shares, except that they include applicable sales charges. Returns for Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class NAV shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

3

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.21%.
Best quarter: Q4 2010, 17.5%
Worst quarter: Q3 2011, -23.12%

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	15.50	4.81	10.42
after tax on distributions	14.62	2.69	8.58
after tax on distributions, with sale	9.81	3.25	8.18
Class C	19.72	5.21	10.64
Class I	21.92	6.18	11.15
Class R2	21.66	5.99	11.05
Class R4	21.87	6.12	11.12
Class R6	22.03	6.27	11.19
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48	9.34	13.01
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor GW&K Investment Management, LLC (GW&K)
Portfolio management

Joseph C. Craigen, CFA Partner and Equity Portfolio Manager Managed the fund since 2014	Daniel L. Miller, CFA Partner and Director of Equities Managed the fund since 2014
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2 or Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class C, Class I and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C shares); 888-972-8696 (Class I and Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund details

Principal investment strategies

Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval.
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small-capitalization U.S. companies. The fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. Capitalization ranges will change over time. The fund may invest in any economic sector, and at times may emphasize one or more particular sectors.
The fund also may invest in: (a) securities of foreign issuers, including foreign issuers located in emerging markets, either directly through investments in foreign currency-denominated securities traded outside of the United States or indirectly through depositary receipts; (b) real estate investment trusts (REITs); (c) initial public offerings (IPOs); and (d) master limited partnerships (MLPs).
The manager utilizes fundamental research and bottom-up stock selection to identify undervalued small cap companies with sustainable earnings growth, and whose management is focused on enhancing value for shareholders. The manager seeks to hold securities for the long term. The manager focuses on quality small-cap companies with sound management and long-term sustainable growth, regardless of style. In selecting companies, the manager looks for firms with the following key attributes:

■	Experienced, tenured, high-quality management

■	Business models that deliver consistent long-term growth

■	Leading companies in attractive and defensible niche markets

■	Strong financial characteristics; and

■	Appropriate valuation.

Various factors may lead the manager to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the manager believes that the security has become overvalued.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

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Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid,

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Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a portfolio manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging

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positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base.
The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Liquidity risk
The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Real estate investment trust (REIT) risk
REITs are subject to risks associated with the ownership of real estate. Some REITs experience market risk and liquidity risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property.
REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of

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1986, as amended (the Code), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Real estate securities risk
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.
These risks include:

■	Declines in the value of real estate

■	Risks related to general and local economic conditions

■	Possible lack of availability of mortgage funds

■	Overbuilding

■	Extended vacancies of properties

■	Increased competition

■	Increases in property taxes and operating expenses

■	Changes in zoning laws

■	Losses due to costs resulting from the cleanup of environmental problems

■	Liability to third parties for damages resulting from environmental problems

■	Casualty or condemnation losses

■	Limitations on rents

■	Changes in neighborhood values and the appeal of properties to tenants

■	Changes in interest rates and

■	Liquidity risk

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared with the value of shares of a fund with investments in a mix of different industries.
Securities of companies in the real estate industry have been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.
Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 (the Code) or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.

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Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 50 million	0.770
Next 50 million	0.740
Next 300 Million	0.720
Excess over 400 million*	0.720
* When aggregate net assets exceed $400 million, the fee is 0.720 on all asset levels.
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.69% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

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The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
GW&K Investment Management, LLC
222 Berkeley Street
Boston, MA 02116
Founded in 1974, GW&K serves as an investment advisor or subadvisor to private clients, pension and profit-sharing plans, mutual funds, estates, charitable foundations, endowments, corporations, and other entities. GW&K is located at 222 Berkeley Street, Boston, Massachusetts 02116. Affiliated Managers Group, Inc., a publicly traded asset management company (NYSE: AMG), holds a majority equity interest in GW&K. As of September 30, 2020, GW&K managed approximately $47.1 billion.
The following are brief biographical profiles of the leaders of the subadvisor’s investment management team. These managers are jointly and primarily responsible for coordinating the day-to-day management of the fund. These managers are employed by GW&K. For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Joseph C. Craigen, CFA

■	Partner and Equity Portfolio Manager

■	Managed the fund since 2014

■	Joined GW&K in 2008

Daniel L. Miller, CFA

■	Partner and Director of Equities

■	Managed the fund since 2014

■	Joined GW&K in 2008

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

New Opportunities Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$22.20	$31.99	$27.28	$24.38	$25.43
Net investment income (loss)[1]		(0.16)	0.02	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments		3.92	(5.49)	6.75	2.98	1.15
Total from investment operations		3.76	(5.47)	6.76	2.99	1.16
Less distributions
From net investment income		—	(0.01)	(0.03)	(0.02)	—
From net realized gain		(0.78)	(4.31)	(2.02)	(0.07)	(2.21)
Total distributions		(0.78)	(4.32)	(2.05)	(0.09)	(2.21)
Net asset value, end of period		$25.18	$22.20	$31.99	$27.28	$24.38
Total return (%)[2,3]		17.20	(15.32)	25.66	12.27	5.17
Ratios and supplemental data
Net assets, end of period (in millions)		$272	$264	$352	$297	$299
Ratios (as a percentage of average net assets):
Expenses before reductions		1.26	1.42	1.40	1.42	1.54
Expenses including reductions		1.22	1.20	1.20	1.21	1.22
Net investment income (loss)		(0.72)	0.08	0.02	0.05	0.06
Portfolio turnover (%)		25	73	52	41	49 [4]

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	Excludes merger activity.

New Opportunities Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$21.45	$31.27	$26.86	$24.15	$25.39
Net investment loss[1]		(0.31)	(0.15)	(0.19)	(0.17)	(0.15)
Net realized and unrealized gain (loss) on investments		3.76	(5.36)	6.62	2.95	1.12
Total from investment operations		3.45	(5.51)	6.43	2.78	0.97
Less distributions
From net realized gain		(0.78)	(4.31)	(2.02)	(0.07)	(2.21)
Net asset value, end of period		$24.12	$21.45	$31.27	$26.86	$24.15
Total return (%)[2,3]		16.33	(15.90)	24.76	11.52	4.38
Ratios and supplemental data
Net assets, end of period (in millions)		$4	$4	$9	$20	$21
Ratios (as a percentage of average net assets):
Expenses before reductions		2.01	2.13	2.10	2.12	2.24
Expenses including reductions		1.97	1.91	1.90	1.91	1.93
Net investment loss		(1.47)	(0.63)	(0.68)	(0.65)	(0.64)
Portfolio turnover (%)		25	73	52	41	49 [4]

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	Excludes merger activity.

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New Opportunities Fund Class I Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$22.24	$32.07	$27.33	$24.41	$25.45
Net investment income (loss)[1]		(0.10)	0.09	0.09	0.10	0.09
Net realized and unrealized gain (loss) on investments		3.93	(5.51)	6.78	2.98	1.15
Total from investment operations		3.83	(5.42)	6.87	3.08	1.24
Less distributions
From net investment income		—	(0.10)	(0.11)	(0.09)	(0.07)
From net realized gain		(0.78)	(4.31)	(2.02)	(0.07)	(2.21)
Total distributions		(0.78)	(4.41)	(2.13)	(0.16)	(2.28)
Net asset value, end of period		$25.29	$22.24	$32.07	$27.33	$24.41
Total return (%)[2]		17.49	(15.08)	26.06	12.61	5.50
Ratios and supplemental data
Net assets, end of period (in millions)		$10	$10	$15	$11	$9
Ratios (as a percentage of average net assets):
Expenses before reductions		1.01	1.14	1.11	1.11	1.23
Expenses including reductions		0.97	0.90	0.90	0.90	0.92
Net investment income (loss)		(0.46)	0.38	0.32	0.38	0.37
Portfolio turnover (%)		25	73	52	41	49 [3]

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

New Opportunities Fund Class R2 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$22.22	$32.02	$27.30	$24.41	$25.44
Net investment income (loss)[1]		(0.15)	0.04	0.04	0.03	0.04
Net realized and unrealized gain (loss) on investments		3.92	(5.49)	6.76	2.98	1.16
Total from investment operations		3.77	(5.45)	6.80	3.01	1.20
Less distributions
From net investment income		—	(0.04)	(0.06)	(0.05)	(0.02)
From net realized gain		(0.78)	(4.31)	(2.02)	(0.07)	(2.21)
Total distributions		(0.78)	(4.35)	(2.08)	(0.12)	(2.23)
Net asset value, end of period		$25.21	$22.22	$32.02	$27.30	$24.41
Total return (%)[2]		17.23	(15.23)	25.78	12.34	5.34
Ratios and supplemental data
Net assets, end of period (in millions)		$— [3]	$— [3]	$— [3]	$— [3]	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions		1.22	1.33	1.29	1.33	1.39
Expenses including reductions		1.18	1.11	1.09	1.12	1.17
Net investment income (loss)		(0.67)	0.18	0.14	0.13	0.17
Portfolio turnover (%)		25	73	52	41	49 [4]

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.
4	Excludes merger activity.
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New Opportunities Fund Class R4 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$22.23	$32.05	$27.34	$24.41	$25.44
Net investment income (loss)[1]		(0.11)	0.08	0.08	0.12	0.07
Net realized and unrealized gain (loss) on investments		3.93	(5.51)	6.75	2.95	1.16
Total from investment operations		3.82	(5.43)	6.83	3.07	1.23
Less distributions
From net investment income		—	(0.08)	(0.10)	(0.07)	(0.05)
From net realized gain		(0.78)	(4.31)	(2.02)	(0.07)	(2.21)
Total distributions		(0.78)	(4.39)	(2.12)	(0.14)	(2.26)
Net asset value, end of period		$25.27	$22.23	$32.05	$27.34	$24.41
Total return (%)[2]		17.45	(15.11)	25.92	12.55	5.46
Ratios and supplemental data
Net assets, end of period (in millions)		$— [3]	$— [3]	$— [3]	$1	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions		1.15	1.28	1.35	1.27	1.39
Expenses including reductions		1.01	0.96	0.96	0.95	1.07
Net investment income (loss)		(0.51)	0.33	0.27	0.46	0.28
Portfolio turnover (%)		25	73	52	41	49 [4]

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.
4	Excludes merger activity.

New Opportunities Fund Class R6 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$22.24	$32.07	$27.34	$24.40	$25.46
Net investment income (loss)[1]		(0.08)	0.11	0.12	0.12	0.10
Net realized and unrealized gain (loss) on investments		3.94	(5.51)	6.77	2.99	1.14
Total from investment operations		3.86	(5.40)	6.89	3.11	1.24
Less distributions
From net investment income		—	(0.12)	(0.14)	(0.10)	(0.09)
From net realized gain		(0.78)	(4.31)	(2.02)	(0.07)	(2.21)
Total distributions		(0.78)	(4.43)	(2.16)	(0.17)	(2.30)
Net asset value, end of period		$25.32	$22.24	$32.07	$27.34	$24.40
Total return (%)[2]		17.62	(14.99)	26.16	12.73	5.52
Ratios and supplemental data
Net assets, end of period (in millions)		$— [3]	$— [3]	$2	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions		0.90	1.03	1.00	1.02	1.14
Expenses including reductions		0.86	0.81	0.80	0.80	0.90
Net investment income (loss)		(0.36)	0.45	0.42	0.46	0.41
Portfolio turnover (%)		25	73	52	41	49 [4]

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.
4	Excludes merger activity.

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Your account

Choosing an eligible share class

Class A, Class C, Class R2 and Class R4 shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R2 and Class R4 shares
Class R2 and Class R4 shares are available to certain types of investors, as noted below:

■	Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■	Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■	Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R2 and Class R4 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.
Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

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■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.25%

■	A 1.00% CDSC on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R2 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.25%

Class R4 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through December 31, 2021)

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Class R service plan
In addition to the Rule 12b-1 plans, the fund has adopted plans for Class R2 and Class R4 shares that authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R2 shares and 0.10% for Class R4 shares.
The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additional payments to financial intermediaries
Class A, Class C, Class R2 and Class R4 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to

17

promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

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To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

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■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the

SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

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Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. There is no minimum initial investment to purchase Class R2 or Class R4 shares. The minimum initial investments for Class A, Class C, Class I, and Class R6 shares are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All Class A, Class C, Class I, and Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A and Class C shares or 888-972-8696 for Class I and Class R6 shares.

5	Eligible retirement plans generally may open an account and purchase Class R2 or Class R4 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2 or Class R4 shares of the fund. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

6	For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

7	For Class A, Class C, Class I, and Class R6 shares, make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

21

Buying shares

Class A and Class C shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

22

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

23

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

24

Selling shares

Class A and Class C shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

25

Class A and Class C shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

26

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

27

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

28

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

29

Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

30

Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

31

uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can

32

disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits.
These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

33

Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class R2 and Class R4 shares, you will receive account statements from your plan’s recordkeeper.
Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15. For Class R2 and Class R4 shares, this information statement will be mailed by your plan’s recordkeeper.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

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Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

37

charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

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■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A and Class C shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I, Class R2, Class R4, and Class R6 shares
By TTY: 800-231-5469 for Class A, Class C, Class I, and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 4520PN 1/1/21
SEC file number: 811-21779

John Hancock Opportunistic Fixed Income Fund (formerly John Hancock Global Bond Fund)
Prospectus 1/1/21

Class A	—
Class C	—
Class I	—

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Opportunistic Fixed Income Fund

6	Principal investment strategies
6	Principal risks of investing
13	Who’s who
16	Financial highlights

17	Choosing an eligible share class
17	Class cost structure
18	How sales charges for Class A and Class C shares are calculated
19	Sales charge reductions and waivers
21	Opening an account
22	Buying shares
24	Selling shares
28	Transaction policies
31	Dividends and account policies
32	Additional investor services
33	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Opportunistic Fixed Income Fund
Investment objective

To seek maximum total return, consistent with preservation of capital and prudent investment management.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 20 to 22 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I
Management fee[1]	0.65	0.65	0.65
Distribution and service (Rule 12b-1) fees	0.25 [2]	1.00	0.00
Other expenses[3],[4]	1.06	1.06	1.06
Acquired fund fees and expenses[5]	0.02	0.02	0.02
Total annual fund operating expenses[6]	1.98	2.73	1.73
Contractual expense reimbursement[7]	-0.69	-0.69	-0.69
Total annual fund operating expenses after expense reimbursements	1.29	2.04	1.04
1	“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2020.
2	“Distribution and service (Rule 12b-1) fees” have been restated to reflect the Rule 12b-1 plan fee schedule effective June 30, 2020.
3	“Other expenses” have been estimated for the first year of operations of the fund’s Class A, Class C, and Class I shares.
4	“Other expenses” reflect interest expense resulting from the fund’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a fund expense for accounting purposes. Any interest expense amount will vary based on the fund’s use of those investments as an investment strategy. Had these expenses been excluded, “Other expenses” would have been 0.97%.
5	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
6	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
7	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.80% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I
Shares		Sold	Not Sold
1 year	625	307	207	106
3 years	1,027	782	782	478

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Expenses ($)	A	C		I
Shares		Sold	Not Sold
5 years	1,454	1,383	1,383	874
10 years	2,638	2,829	2,829	1,984
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 224% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments. Fixed income instruments include, but are not limited to the following securities, which may be denominated in U.S. dollars or foreign currencies: sovereign debt, inflation-linked bonds, corporate and high yield credit (also known as “junk bonds”), securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a lender.
In order to achieve its investment objective, the manager seeks to:

■	invest across multiple asset types, geographies, credit tiers, and time horizons;

■	provide timely and dynamic exposure to a portfolio of global fixed income securities consisting of sovereign debt, inflation-linked bonds, corporate and high yield credit, securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities;

■	manage the fund’s overall performance volatility within a range as reflected by the Bloomberg Barclays Global Aggregate Bond Index hedged to USD over the medium to long-term;

■	generate total returns through three main approaches: strategic sector positioning, market-neutral strategies, and tactical asset allocation:

■	the strategic sector component of the portfolio provides exposure to non-core investment opportunities (e.g. emerging markets debt, high yield credit, bank loans etc.) that are designed to capture the repricing of long-term structural themes in the business cycle;

■	the market neutral component of the portfolio is primarily expressed via relative value positioning, aimed at providing incremental return with low correlation to the direction of global fixed income markets. Market neutral positions are typically taken on interest rates, currencies, corporate and high yield credit, and emerging market debt positions; and

■	tactical asset allocation is used to capture both short and medium term dislocations in the market. Tactical opportunities are primarily expressed via sector rotation, country selection, security selection, currency management strategies and duration management strategies.

■	combine the three approaches noted above in a holistic manner while managing aggregate portfolio risk.

The fund may invest in securities that at times may have equity-like characteristics including, but not limited to convertible securities or preferred equity. Additionally, the fund may hold equities received as part of a corporate action. The fund also may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities for defensive or other purposes. The fund may engage in active trading and may have a high portfolio turnover rate.
The fund makes significant use of derivative instruments and may take both long and short positions in securities. Derivatives may be used for purposes of hedging and/or efficient portfolio management and/or investment purposes. Derivatives may be exchange-traded or over-the-counter and may include futures contracts, options, credit default swaps, foreign currency swaps, interest rate swaps, total return swaps and foreign currency forward contracts. In its use of derivatives, the fund aims to contribute to the target return and the volatility strategies of the fund. The use of derivative instruments as part of the investment strategy means that the fund may, from time to time, have substantial holdings in liquid assets, including deposits and money market instruments.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.

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Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, foreign currency swaps, total return swaps, futures contracts, options on futures, interest-rate swaps, inverse floating-rate securities, options, reverse repurchase agreements, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

3

Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The Bloomberg Barclays Global Aggregate Bond Index shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 shares commenced operations on October 17, 2005. Because Class A, Class C, and Class I shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class 1 shares, except that they include any sales charges. Returns for Class A, Class C, and Class I shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Prior to February 28, 2020, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington Management Company LLP (“Wellington Management”). The fund’s performance shown below might have differed materially had Wellington Management managed the fund prior to February 28, 2020.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 8.35%.
Best quarter: Q3 2010, 8.80%
Worst quarter: Q4 2016, -7.61%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	1.47	1.58	3.06
after tax on distributions	0.03	0.93	2.11

4

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
after tax on distributions, with sale	0.86	0.92	2.00
Class C	5.77	2.62	3.59
Class I	6.77	2.62	3.59
Bloomberg Barclays Global Aggregate (USD Hedged) Index (reflects no deduction for fees, expenses, or taxes)	8.22	3.57	4.08
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.84	2.31	2.48
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wellington Management Company LLP
Portfolio management

Brian M. Garvey Senior Managing Director, Partner, and Portfolio Manager Managed the fund since 2020	Brij S. Khurana Managing Director and Portfolio Manager Managed the fund since 2020
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class C, and Class I shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C shares); 888-972-8696 (Class I shares).
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund details

Principal investment strategies

Investment objective: To seek maximum total return, consistent with preservation of capital and prudent investment management.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments. Fixed Income instruments include, but are not limited to the following securities, which may be denominated in U.S. dollars or foreign currencies: sovereign debt, inflation-linked bonds, corporate and high yield credit (also known as “junk bonds”), securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a lender.
In order to achieve its investment objective, the manager seeks to:

■	invest across multiple asset types, geographies, credit tiers, and time horizons;

■	provide timely and dynamic exposure to a portfolio of global fixed income securities consisting of sovereign debt, inflation-linked bonds, corporate and high yield credit, securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities;

■	manage the fund’s overall performance volatility within a range as reflected by the Bloomberg Barclays Global Aggregate Bond Index hedged to USD over the medium to long-term;

■	generate total returns through three main approaches: strategic sector positioning, market-neutral strategies, and tactical asset allocation:

■	the strategic sector component of the portfolio provides exposure to non-core investment opportunities (e.g. emerging markets debt, high yield credit, bank loans etc.) that are designed to capture the repricing of long-term structural themes in the business cycle;

■	the market neutral component of the portfolio is primarily expressed via relative value positioning, aimed at providing incremental return with low correlation to the direction of global fixed income markets. Market neutral positions are typically taken on interest rates, currencies, corporate and high yield credit, and emerging market debt positions; and

■	tactical asset allocation is used to capture both short and medium term dislocations in the market. Tactical opportunities are primarily expressed via sector rotation, country selection, security selection, currency management strategies and duration management strategies.

■	combine the three approaches noted above in a holistic manner while managing aggregate portfolio risk.

The fund may invest in securities that at times may have equity-like characteristics including, but not limited to convertible securities or preferred equity. Additionally, the fund may hold equities received as part of a corporate action. The fund also may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities for defensive or other purposes. The fund may engage in active trading and may have a high portfolio turnover rate.
The fund makes significant use of derivative instruments and may take both long and short positions in securities. Derivatives may be used for purposes of hedging and/or efficient portfolio management and/or investment purposes. Derivatives may be exchange-traded or over-the-counter and may include futures contracts, options, credit default swaps, foreign currency swaps, interest rate swaps, total return swaps and foreign currency forward contracts. In its use of derivatives, the fund aims to contribute to the target return and the volatility strategies of the fund. The use of derivative instruments as part of the investment strategy means that the fund may, from time to time, have substantial holdings in liquid assets, including deposits and money market instruments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.

6

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Changing distribution levels risk
The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Currency risk
Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency

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exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe;
economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the

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UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest

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in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Floating rate loans risk
Floating rate loans are generally rated below investment-grade, or if unrated, determined by the manager to be of comparable quality. They are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a serious credit event the value of the fund’s investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, therefore, the fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to meet redemption requests or pursue other investment opportunities. In addition, certain floating rate loans may be “covenant-lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments

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against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all

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circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Total return swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), market risk, interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in total return swaps.

Repurchase agreements. In the event of default or insolvency of the other party, the fund may experience delays or expenses liquidating the security. If the security declines in value, the fund may incur losses.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Hybrid instrument risk
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.
LIBOR discontinuation risk
Certain debt securities, derivatives and other financial instruments may utilize LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
There are obstacles to converting certain longer term securities and transactions to a new benchmark and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. In addition, it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.
It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Short sales risk
The fund may make short sales of securities. This means the fund may sell a security that it does not own in anticipation of a decline in the market value of the security. The fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. The fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.
Until the fund closes its short position or replaces a borrowed security, the fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. The need to maintain cash or other liquid assets in segregated accounts could limit the fund’s ability to pursue other opportunities as they arise.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.

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John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement)
determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average Daily Net Assets ($)	Annual Rate (%)
First $1 billion	0.650
Excess over $1billion	0.625
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.00% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective July 1, 2020.
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.15% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund

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expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.183 trillion in assets. Wellington Management has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolio as set forth below.
The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Wellington Management. For more details about these individuals, including information about their compensation, other accounts they manage, and any investment they may have in the fund, see the SAI.
Brian M. Garvey

■	Senior Managing Director, Partner, and Portfolio Manager

■	Managed the fund since 2020

■	Joined Wellington Management as an investment professional in 2007

Brij S. Khurana

■	Managing Director and Portfolio Manager

■	Managed the fund since 2020

■	Joined Wellington Management as an investment professional in 2016

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

Because Class A, Class C, and Class I shares of the fund had not commenced operations as of the last reporting period, this table details the financial performance of Class 1 shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Because Class A, Class C, and Class I shares have different expenses than Class 1 shares, financial highlights for Class A, Class C, and Class I shares would have differed.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.
Opportunistic Fixed Income Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	13.27	0.23	0.94	1.17	(0.46)	—	(0.46)	13.98	9.15	1.66 [3]	0.96 [3]	1.77	41	224 [4]
08-31-2019	12.72	0.24	0.48	0.72	(0.17)	—	(0.17)	13.27	5.75	1.20 [3]	1.16 [3]	2.05	47	53
08-31-2018	12.84	0.26	(0.38)	(0.12)	—	—	—	12.72	(0.93)	0.86	0.85	2.04	51	31
08-31-2017	13.09	0.18	(0.08)	0.10	(0.31)	(0.04)	(0.35)	12.84	1.05	0.83	0.82	1.48	59	56
08-31-2016	11.87	0.19	1.03	1.22	— [5]	—	— [5]	13.09	10.30	0.82	0.81	1.55	66	71

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Includes interest expense of 0.09% and 0.26% for the year ended August 31, 2020 and the year ended August 31, 2019, respectively.
4.	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
5.	Less than $0.005 per share.

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Your account

Choosing an eligible share class

Class A and Class C shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.25%

■	A 1.00% contingent deferred sales charge (CDSC) on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

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Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A and Class C shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

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Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

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Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

20

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. The minimum initial investments for each share class are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

4	All Class A, Class C, and Class I shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A and Class C shares or 888-972-8696 for Class I shares.

5	For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6	For Class A, Class C, and Class I shares, make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

21

Buying shares

Class A and Class C shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

22

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

23

Selling shares

Class A and Class C shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

24

Class A and Class C shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

25

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

26

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

27

Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

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uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can

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disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits.
These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

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Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A

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return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

34

charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

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■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A and Class C shares; 800-597-1897 for Class I shares
By phone: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I shares
By TTY: 800-231-5469 for Class A, Class C, and Class I shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 4760PN 1/1/21
SEC file number: 811-21779

John Hancock Opportunistic Fixed Income Fund (formerly John Hancock Global Bond Fund)
Prospectus 1/1/21

Class R6	—

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Opportunistic Fixed Income Fund

6	Principal investment strategies
6	Principal risks of investing
13	Who’s who
16	Financial highlights

17	Who can buy shares
17	Opening an account
18	Buying shares
19	Selling shares
21	Transaction policies
24	Dividends and account policies
25	Additional investor services
For more information See back cover

Fund summary

John Hancock Opportunistic Fixed Income Fund
Investment objective

To seek maximum total return, consistent with preservation of capital and prudent investment management.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	R6
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R6
Management fee[1]	0.65
Other expenses[2],[3]	0.94
Acquired fund fees and expenses[4]	0.02
Total annual fund operating expenses[5]	1.61
Contractual expense reimbursement[6]	-0.69
Total annual fund operating expenses after expense reimbursements	0.92
1	“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2020.
2	“Other expenses” have been estimated for the first year of operations of the fund’s Class R6 shares.
3	“Other expenses” reflect interest expense resulting from the fund’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a fund expense for accounting purposes. Any interest expense amount will vary based on the fund’s use of those investments as an investment strategy. Had these expenses been excluded, “Other expenses” would have been 0.85%.
4	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
5	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
6	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.80% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R6
1 year	94
3 years	440
5 years	811
10 years	1,853
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 224% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments. Fixed income instruments include, but are not limited to the following securities, which may be denominated in U.S. dollars or foreign currencies: sovereign debt,

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inflation-linked bonds, corporate and high yield credit (also known as “junk bonds”), securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a lender.
In order to achieve its investment objective, the manager seeks to:

■	invest across multiple asset types, geographies, credit tiers, and time horizons;

■	provide timely and dynamic exposure to a portfolio of global fixed income securities consisting of sovereign debt, inflation-linked bonds, corporate and high yield credit, securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities;

■	manage the fund’s overall performance volatility within a range as reflected by the Bloomberg Barclays Global Aggregate Bond Index hedged to USD over the medium to long-term;

■	generate total returns through three main approaches: strategic sector positioning, market-neutral strategies, and tactical asset allocation:

■	the strategic sector component of the portfolio provides exposure to non-core investment opportunities (e.g. emerging markets debt, high yield credit, bank loans etc.) that are designed to capture the repricing of long-term structural themes in the business cycle;

■	the market neutral component of the portfolio is primarily expressed via relative value positioning, aimed at providing incremental return with low correlation to the direction of global fixed income markets. Market neutral positions are typically taken on interest rates, currencies, corporate and high yield credit, and emerging market debt positions; and

■	tactical asset allocation is used to capture both short and medium term dislocations in the market. Tactical opportunities are primarily expressed via sector rotation, country selection, security selection, currency management strategies and duration management strategies.

■	combine the three approaches noted above in a holistic manner while managing aggregate portfolio risk.

The fund may invest in securities that at times may have equity-like characteristics including, but not limited to convertible securities or preferred equity. Additionally, the fund may hold equities received as part of a corporate action. The fund also may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities for defensive or other purposes. The fund may engage in active trading and may have a high portfolio turnover rate.
The fund makes significant use of derivative instruments and may take both long and short positions in securities. Derivatives may be used for purposes of hedging and/or efficient portfolio management and/or investment purposes. Derivatives may be exchange-traded or over-the-counter and may include futures contracts, options, credit default swaps, foreign currency swaps, interest rate swaps, total return swaps and foreign currency forward contracts. In its use of derivatives, the fund aims to contribute to the target return and the volatility strategies of the fund. The use of derivative instruments as part of the investment strategy means that the fund may, from time to time, have substantial holdings in liquid assets, including deposits and money market instruments.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 7 of the prospectus.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

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Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, foreign currency swaps, total return swaps, futures contracts, options on futures, interest-rate swaps, inverse floating-rate securities, options, reverse repurchase agreements, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.

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Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The Bloomberg Barclays Global Aggregate Bond Index shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 shares commenced operations on October 17, 2005. Because Class R6 shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class 1 shares. Returns for Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Prior to February 28, 2020, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington Management Company LLP (“Wellington Management”). The fund’s performance shown below might have differed materially had Wellington Management managed the fund prior to February 28, 2020.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns—Class R6 (%)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 8.35%.
Best quarter: Q3 2010, 8.80%
Worst quarter: Q4 2016, -7.61%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class R6 (before tax)	6.77	2.62	3.59
after tax on distributions	5.25	1.97	2.63
after tax on distributions, with sale	4.00	1.73	2.00
Bloomberg Barclays Global Aggregate (USD Hedged) Index (reflects no deduction for fees, expenses, or taxes)	8.22	3.57	4.08
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.84	2.31	2.48
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wellington Management Company LLP
Portfolio management

Brian M. Garvey Senior Managing Director, Partner, and Portfolio Manager Managed the fund since 2020	Brij S. Khurana Managing Director and Portfolio Manager Managed the fund since 2020

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Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for Class R6 shares.
Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

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Fund details

Principal investment strategies

Investment objective: To seek maximum total return, consistent with preservation of capital and prudent investment management.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments. Fixed Income instruments include, but are not limited to the following securities, which may be denominated in U.S. dollars or foreign currencies: sovereign debt, inflation-linked bonds, corporate and high yield credit (also known as “junk bonds”), securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a lender.
In order to achieve its investment objective, the manager seeks to:

■	invest across multiple asset types, geographies, credit tiers, and time horizons;

■	provide timely and dynamic exposure to a portfolio of global fixed income securities consisting of sovereign debt, inflation-linked bonds, corporate and high yield credit, securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities;

■	manage the fund’s overall performance volatility within a range as reflected by the Bloomberg Barclays Global Aggregate Bond Index hedged to USD over the medium to long-term;

■	generate total returns through three main approaches: strategic sector positioning, market-neutral strategies, and tactical asset allocation:

■	the strategic sector component of the portfolio provides exposure to non-core investment opportunities (e.g. emerging markets debt, high yield credit, bank loans etc.) that are designed to capture the repricing of long-term structural themes in the business cycle;

■	the market neutral component of the portfolio is primarily expressed via relative value positioning, aimed at providing incremental return with low correlation to the direction of global fixed income markets. Market neutral positions are typically taken on interest rates, currencies, corporate and high yield credit, and emerging market debt positions; and

■	tactical asset allocation is used to capture both short and medium term dislocations in the market. Tactical opportunities are primarily expressed via sector rotation, country selection, security selection, currency management strategies and duration management strategies.

■	combine the three approaches noted above in a holistic manner while managing aggregate portfolio risk.

The fund may invest in securities that at times may have equity-like characteristics including, but not limited to convertible securities or preferred equity. Additionally, the fund may hold equities received as part of a corporate action. The fund also may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities for defensive or other purposes. The fund may engage in active trading and may have a high portfolio turnover rate.
The fund makes significant use of derivative instruments and may take both long and short positions in securities. Derivatives may be used for purposes of hedging and/or efficient portfolio management and/or investment purposes. Derivatives may be exchange-traded or over-the-counter and may include futures contracts, options, credit default swaps, foreign currency swaps, interest rate swaps, total return swaps and foreign currency forward contracts. In its use of derivatives, the fund aims to contribute to the target return and the volatility strategies of the fund. The use of derivative instruments as part of the investment strategy means that the fund may, from time to time, have substantial holdings in liquid assets, including deposits and money market instruments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Changing distribution levels risk
The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Currency risk
Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency

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exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe;
economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the
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UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest

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in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Floating rate loans risk
Floating rate loans are generally rated below investment-grade, or if unrated, determined by the manager to be of comparable quality. They are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a serious credit event the value of the fund’s investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, therefore, the fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to meet redemption requests or pursue other investment opportunities. In addition, certain floating rate loans may be “covenant-lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments

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against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all

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circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Repurchase agreements. In the event of default or insolvency of the other party, the fund may experience delays or expenses liquidating the security. If the security declines in value, the fund may incur losses.

Total return swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), market risk, interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in total return swaps.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Hybrid instrument risk
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.
LIBOR discontinuation risk
Certain debt securities, derivatives and other financial instruments may utilize LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
There are obstacles to converting certain longer term securities and transactions to a new benchmark and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. In addition, it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.
It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Short sales risk
The fund may make short sales of securities. This means the fund may sell a security that it does not own in anticipation of a decline in the market value of the security. The fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. The fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.
Until the fund closes its short position or replaces a borrowed security, the fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. The need to maintain cash or other liquid assets in segregated accounts could limit the fund’s ability to pursue other opportunities as they arise.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.

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John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement)
determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average Daily Net Assets ($)	Annual Rate (%)
First $1 billion	0.650
Excess over $1billion	0.625
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.00% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective July 1, 2020.
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.15% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund

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expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.183 trillion in assets. Wellington Management has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolio as set forth below.
The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Wellington Management. For more details about these individuals, including information about their compensation, other accounts they manage, and any investment they may have in the fund, see the SAI.
Brian M. Garvey

■	Senior Managing Director, Partner, and Portfolio Manager

■	Managed the fund since 2020

■	Joined Wellington Management as an investment professional in 2007

Brij S. Khurana

■	Managing Director and Portfolio Manager

■	Managed the fund since 2020

■	Joined Wellington Management as an investment professional in 2016

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

Because Class R6 shares of the fund had not commenced operations as of the last reporting period, this table details the financial performance of Class 1 shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Because Class R6 shares have different expenses than Class 1 shares, financial highlights for Class R6 shares would have differed.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.
Opportunistic Fixed Income Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	13.27	0.23	0.94	1.17	(0.46)	—	(0.46)	13.98	9.15	1.66 [3]	0.96 [3]	1.77	41	224 [4]
08-31-2019	12.72	0.24	0.48	0.72	(0.17)	—	(0.17)	13.27	5.75	1.20 [3]	1.16 [3]	2.05	47	53
08-31-2018	12.84	0.26	(0.38)	(0.12)	—	—	—	12.72	(0.93)	0.86	0.85	2.04	51	31
08-31-2017	13.09	0.18	(0.08)	0.10	(0.31)	(0.04)	(0.35)	12.84	1.05	0.83	0.82	1.48	59	56
08-31-2016	11.87	0.19	1.03	1.22	— [5]	—	— [5]	13.09	10.30	0.82	0.81	1.55	66	71

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Includes interest expense of 0.09% and 0.26% for the year ended August 31, 2020 and the year ended August 31, 2019, respectively.
4.	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
5.	Less than $0.005 per share.

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Your account

Who can buy shares

Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares, sometimes referred to as revenue sharing. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Determine how much you want to invest. The minimum initial investment is $1 million for all investors, with the following exceptions:

■	There is no minimum initial investment requirement for qualified and non-qualified plan investors.

■	There is no minimum initial investment requirement for certain eligible qualifying investment product platforms.

■	There is no minimum initial investment requirement for Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.
There are no minimum investment requirements for subsequent purchases to existing accounts.

4	All Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call John Hancock Signature Services, Inc. (Signature Services) at 888-972-8696.

5	For Class R6 shares, make your initial investment using the instructions on the next page.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

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Buying shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Selling shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

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uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing

22

excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the

23

line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
In general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

24

Additional investor services

Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-597-1897
By phone: 888-972-8696
By TTY: 800-231-5469
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 4880PN 1/1/21
SEC file number: 811-21779

John Hancock Real Estate Securities Fund
Prospectus 1/1/21

Class A	JYEBX
Class C	JABFX
Class I	JABGX
Class R6	JABIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Real Estate Securities Fund

6	Principal investment strategies
6	Principal risks of investing
12	Who’s who
15	Financial highlights

16	Choosing an eligible share class
17	Class cost structure
18	How sales charges for Class A and Class C shares are calculated
18	Sales charge reductions and waivers
20	Opening an account
22	Buying shares
25	Selling shares
31	Transaction policies
34	Dividends and account policies
35	Additional investor services
36	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Real Estate Securities Fund
Investment objective

To seek to achieve a combination of long-term capital appreciation and current income.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on 18 to 20 of the prospectus under “Sales charge reductions and waivers” or 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee[1]	0.70	0.70	0.70	0.70
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.00
Other expenses[2]	0.21	0.21	0.21	0.09
Total annual fund operating expenses	1.16	1.91	0.91	0.79
Contractual expense reimbursement[3]	-0.01	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.15	1.90	0.90	0.78
1	“Management fee” has been restated to reflect the contractual management fee schedule effective November 16, 2020.
2	“Other expenses” have been estimated for the first year of operations of the fund’s Class A, Class C, Class I and Class R6 shares.
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R6
Shares		Sold	Not Sold
1 year	611	293	193	92	80
3 years	849	599	599	289	251
5 years	1,105	1,031	1,031	503	438
10 years	1,838	2,037	2,037	1,119	977
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 133% of the average value of its portfolio.

1

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
A company is considered to be a real estate company if the Global Industry Classification Standards includes the company within its Real Estate sector or Hotels, Restaurants & Leisure Industry or Homebuilding sub-industry.
The manager looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends. This may include companies of any market capitalization, including small and mid-sized companies.
The manager’s approach to real estate investing is based on a bottom-up analysis of factors affecting individual securities, combined with a top-down analysis of the real estate market. The manager believes that property markets overly discount and extrapolate short-term events and that a research-intensive and long-term focus are the keys to sustainable returns. By focusing on multiple metrics to determine the value of a company, the manager is able to identify mis-pricing between stock prices and fundamentals, and ultimately invest in what the manager believes are long-term winners at below market valuations. The manager’s bottom-up research coupled with top-down trends in the property markets allow the manager to effectively capture inflection points and own companies with dominant and improving market positions before their true value is recognized by the broader investment community.
A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.
Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.
If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.
The fund may realize some short-term gains or losses if the manager chooses to sell a security because it believes that one or more of the following is true:

■	A security is not fulfilling its investment purpose;

■	A security has reached its optimum valuation; or

■	A particular company or general economic conditions have changed.

Based on its recent practices, the manager expects that the fund’s assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.
When the manager believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts can help the fund’s cash assets remain liquid while performing more like stocks.)
The fund may invest up to 10% of its total assets in securities of foreign real estate companies.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer. The fund concentrates its investments in securities of issuers in the real estate industry.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors. A downturn in the real estate industry may significantly detract from performance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

2

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts. Futures contracts generally are subject to counterparty risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Prior to November 16, 2020 (the “Effective Date”), the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington Management Company LLP (“Wellington Management”). The fund’s performance shown below might have differed materially had Wellington Management managed the fund prior to the Effective Date.

3

Class 1 shares commenced operations on October 15, 2005. Because Class A, Class C, Class I, and Class R6 shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class 1 shares, except that they include any sales charges. Returns for Class A, Class C, Class I, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -13.78%.
Best quarter: Q4 2011, 16.57%
Worst quarter: Q3 2011, -16.12%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	22.82	6.73	11.64
after tax on distributions	19.46	3.89	9.02
after tax on distributions, with sale	14.22	4.25	8.65
Class C	28.26	7.82	12.21
Class I	29.26	7.82	12.21
Class R6	29.26	7.82	12.21
Dow Jones US Select REIT Index (reflects no deduction for fees, expenses, or taxes)	23.10	6.40	11.57
MSCI US REIT Index (reflects no deduction for fees, expenses, or taxes)[1]	25.84	7.03	11.93
1	Prior to the Effective Date, the fund’s primary benchmark was the MSCI US REIT Index. As of the Effective Date, the fund’s primary benchmark index is the Dow Jones US Select REIT Index. The Dow Jones US Select REIT Index is better aligned with the fund’s investment strategy.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wellington Management Company LLP
Portfolio management

Bradford D. Stoesser Senior Managing Director, Partner and Equity Portfolio Manager Managed the fund since 2020
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.

4

Class A, Class C, Class I and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C shares); 888-972-8696 (Class I and Class R6 shares).
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund details

Principal investment strategies

Investment objective: To seek to achieve a combination of long-term capital appreciation and current income.
The Board of Trustees can change the fund’s strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
A company is considered to be a real estate company if the Global Industry Classification Standards includes the company within its Real Estate sector or Hotels, Restaurants & Leisure Industry or Homebuilding sub-industry.
The manager looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends. This may include companies of any market capitalization, including small and mid-sized companies.
The manager’s approach to real estate investing is based on a bottom-up analysis of factors affecting individual securities, combined with a top-down analysis of the real estate market. The manager believes that property markets overly discount and extrapolate short-term events and that a research-intensive and long-term focus are the keys to sustainable returns. By focusing on multiple metrics to determine the value of a company, the manager is able to identify mis-pricing between stock prices and fundamentals, and ultimately invest in what the manager believes are long-term winners at below market valuations. The manager’s bottom-up research coupled with top-down trends in the property markets allow the manager to effectively capture inflection points and own companies with dominant and improving market positions before their true value is recognized by the broader investment community.
A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.
Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.
If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.
The fund may realize some short-term gains or losses if the manager chooses to sell a security because it believes that one or more of the following is true:

■	A security is not fulfilling its investment purpose;

■	A security has reached its optimum valuation; or

■	A particular company or general economic conditions have changed.

Based on its recent practices, the manager expects that the fund’s assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.
When the manager believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts can help the fund’s cash assets remain liquid while performing more like stocks.)
The fund may invest up to 10% of its total assets in securities of foreign real estate companies.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer. The fund concentrates its investments in securities of issuers in the real estate industry.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Concentration risk
When a fund’s investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector. From time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole. A downturn in the real estate industry may significantly detract from performance.
Credit and counterparty risk
This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe;

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economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the
UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity

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securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.

The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies

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by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk

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will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Real estate investment trust (REIT) risk
REITs are subject to risks associated with the ownership of real estate. Some REITs experience market risk and liquidity risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property.
REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Real estate securities risk
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.
These risks include:

■	Declines in the value of real estate

■	Risks related to general and local economic conditions

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■	Possible lack of availability of mortgage funds

■	Overbuilding

■	Extended vacancies of properties

■	Increased competition

■	Increases in property taxes and operating expenses

■	Changes in zoning laws

■	Losses due to costs resulting from the cleanup of environmental problems

■	Liability to third parties for damages resulting from environmental problems

■	Casualty or condemnation losses

■	Limitations on rents

■	Changes in neighborhood values and the appeal of properties to tenants

■	Changes in interest rates and

■	Liquidity risk

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared with the value of shares of a fund with investments in a mix of different industries.
Securities of companies in the real estate industry have been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.
Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 (the Code) or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides

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management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 1.5 billion of aggregate net assets*	0.700
Excess over 1.5 billion of aggregate net assets*	0.680
*Aggregate net assets include the net assets of JHVIT Real Estate Securities Trust.
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.69% of average daily net assets (including any waivers and/or reimbursements).The fee schedule above became effective November 16, 2020.
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the “other expenses” of the fund exceed 0.20% of the average daily net assets of the fund. For purposes of this agreement, “other expenses” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) investment management fees, (f) class-specific expenses, (g) borrowing costs, (h) prime brokerage fees, (i) acquired fund fees and expenses paid indirectly, and (j) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.183 trillion in assets.

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The following is a brief biographical profile of the leader of the fund’s investment management team, who is primarily responsible for the day-to-day management of the fund’s portfolio. This manager is employed by Wellington Management. For more about this individual, including information about his compensation, other accounts he manages, and any investments he may have in the funds, see the SAI.
Bradford D. Stoesser

■	Senior Managing Director, Partner and Equity Portfolio Manager

■	Managed the fund since 2020

■	Joined Wellington Management in 2005

■	Began investment career in 1998

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

Because Class A, Class C, Class I and Class R6 shares of the fund had not commenced operations as of the last reporting period, this table details the financial performance of Class 1 shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Because Class A, Class C, Class I and Class R6 shares have different expenses than Class 1 shares, financial highlights for Class A, Class C, Class I and Class R6 shares would have differed.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.
Real Estate Securities Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	14.55	0.24	(1.55)	(1.31)	(0.29)	(0.90)	(1.19)	12.05	(9.75)	0.81	0.80	1.86	304	133
08-31-2019	12.97	0.29	1.82	2.11	(0.26)	(0.27)	(0.53)	14.55	17.35	0.81	0.80	2.25	433	132
08-31-2018	13.12	0.26	0.49	0.75	(0.17)	(0.73)	(0.90)	12.97	6.20	0.81	0.80	2.11	421	158
08-31-2017	14.95	0.28	(0.52)	(0.24)	(0.50)	(1.09)	(1.59)	13.12	(0.86)	0.79	0.79	2.09	502	159
08-31-2016	13.39	0.45 [3]	2.79	3.24	(0.27)	(1.41)	(1.68)	14.95	25.93	0.79	0.78	3.20 [3]	665	141
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.88%, respectively.

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Your account

Choosing an eligible share class

Class A and Class C shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.

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The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.25%

■	A 1.00% contingent deferred sales charge (CDSC) on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A and Class C shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

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How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

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Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code

19

(the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. The minimum initial investments for each share class are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A and Class C shares or 888-972-8696 for Class I and Class R6 shares.

5	For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6	Make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

20

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

21

Buying shares

Class A and Class C shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291
22

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

23

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

24

Selling shares

Class A and Class C shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

25

Class A and Class C shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

26

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

27

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

28

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

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uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can

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disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits.
These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

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Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same

34

taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

36

following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

37

charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

38

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

39

■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A and Class C shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I and Class R6 shares
By TTY: 800-231-5469 for Class A, Class C, Class I, and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 4880PN 1/1/21
SEC file number: 811-21779

John Hancock Small Cap Growth Fund
Prospectus 1/1/21

Class A	JSJAX
Class C	JSJCX
Class I	JSJIX
Class R6	JSJFX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Small Cap Growth Fund

5	Principal investment strategies
5	Principal risks of investing
9	Who’s who
12	Financial highlights

14	Choosing an eligible share class
15	Class cost structure
16	How sales charges for Class A and Class C shares are calculated
16	Sales charge reductions and waivers
18	Opening an account
20	Buying shares
23	Selling shares
29	Transaction policies
32	Dividends and account policies
33	Additional investor services
34	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Small Cap Growth Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 16 to 18 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee	0.87	0.87	0.87	0.87
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.00
Other expenses	0.19	0.19	0.19	0.07
Total annual fund operating expenses	1.31	2.06	1.06	0.94
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.30	2.05	1.05	0.93
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R6
Shares		Sold	Not Sold
1 year	626	308	208	107	95
3 years	894	645	645	336	299
5 years	1,181	1,108	1,108	584	519
10 years	1,999	2,197	2,197	1,293	1,154
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 98% of the average value of its portfolio.

1

Principal investment strategies

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small-cap companies. The fund defines small-cap companies as those that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000 Growth Index (approximately $11.9 billion as of October 31, 2020). The fund invests mainly in common stocks, but it may also invest in exchange-traded funds (ETFs) to a limited extent, generally for purposes of gaining temporary market exposure.
The manager employs a growth-oriented investment philosophy to analyze and select investments and seeks to own stocks of high quality companies (based on such characteristics as return-on-equity or profitability) trading at what the manager believes are attractive valuations and that are experiencing positive earnings revisions. The manager seeks to invest in companies that it believes could experience future growth rates at levels higher than the Russell 2000 Growth Index. The manager utilizes an investment process that incorporates proprietary quantitative and qualitative research.
The manager continuously monitors and evaluates its investments and attempts to mitigate risk through ownership of a well-diversified portfolio. The fund may focus its investments in a particular sector or sectors of the economy and its exposures may vary significantly from the Russell 2000 Growth Index. The fund may invest up to 10% of its total assets in foreign securities, including those in emerging markets, and may invest in initial public offerings (IPOs). The manager defines emerging markets countries as those countries included in the MSCI Emerging Markets Index.
The manager will generally sell a stock if it determines, among other things, there has been an adverse change in the company’s fundamentals, competitive position, or change to its relative valuation.
Due to its investment strategy, the fund may buy and sell securities frequently, which may result in high transaction costs and additional shareholder expenses.
Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

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Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small company risk. Small companies are generally less established and may be more volatile than larger companies. Small-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class NAV shares commenced operations on October 31, 2005. Class A, Class C, Class I, and Class R6 shares commenced operations on March 27, 2018. Returns shown prior to a class’s commencement date are those of Class NAV shares, except that they include any sales charges. Returns for Class A, Class C, Class I, and Class R6 shares would have been substantially similar to returns of Class NAV shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.
Prior to December 26, 2017, the fund was managed by a different subadvisor pursuant to a different investment strategy. The performance presented prior to this date should not be attributed to Redwood Investments, LLC (Redwood Investments), the fund’s current subadvisor. The performance information presented for periods prior to December 26, 2017 reflects management of the fund consistent with investment strategies in effect during those periods and might have been different if the fund’s investments had been managed under its current investment strategies by Redwood Investments.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 15.92%.
Best quarter: Q1 2019, 15.57%
Worst quarter: Q3 2011, -21.32%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	10.30	5.65	11.38
after tax on distributions	10.30	3.30	9.58
after tax on distributions, with sale	6.10	4.15	9.12
Class C	14.16	6.45	11.80
Class I	16.30	6.82	11.99
Class R6	16.49	6.87	12.02
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48	9.34	13.01
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Redwood Investments, LLC

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Portfolio management

Valerie B. Klaiman, CFA Co-Portfolio Manager Managed the fund since 2017	Ezra S. Samet, CFA Co-Portfolio Manager Managed the fund since 2017
Alexi Makkas Co-Portfolio Manager Managed the fund since 2018	Jennifer K. Silver, CFA Co-Portfolio Manager Managed the fund since 2017
Michael J. Mufson, CFA Co-Portfolio Manager Managed the fund since 2017	Anthony E. Sutton Co-Portfolio Manager Managed the fund since 2017
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class C, Class I and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C shares); 888-972-8696 (Class I and Class R6 shares).
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To seek long-term capital appreciation.
The fund’s investment objective is to seek long-term capital appreciation. The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small-cap companies. The fund defines small-cap companies as those that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000 Growth Index (approximately $11.9 billion as of October 31, 2020).
The fund invests mainly in common stocks, but it may also invest in exchange-traded funds (ETFs) to a limited extent, generally for purposes of gaining temporary market exposure.
The manager employs a growth-oriented investment philosophy to analyze and select investments. The manager seeks to invest in stocks of high quality companies (based on such characteristics as return-on-equity or profitability) trading at what the manager believes are attractive valuations and that are experiencing positive earnings revisions. The manager seeks to invest in companies that it believes could experience future growth rates at levels higher than the Russell 2000 Growth Index. The manager utilizes an investment process that incorporates proprietary quantitative and qualitative research.
The manager continuously monitors and evaluates both current and prospective investments and attempts to mitigate risk through ownership of a well-diversified portfolio with broad representation across different market industries and sectors. The fund may focus its investments in a particular sector or sectors of the economy. The fund’s sector and industry exposures may vary significantly from the Russell 2000 Growth Index. The fund may invest up to 10% of its total assets in foreign securities, including those in emerging markets. The fund may invest in initial public offerings (IPOs). The fund defines emerging market countries as those countries included in the MSCI Emerging Markets Index.
The manager will generally sell a stock if it determines that its original investment rationale is no longer intact, if there has been an adverse change in the company’s fundamentals or competitive position, or if there has been a change to its relative valuation.
Due to its investment strategy, the fund may buy and sell securities frequently. This may result in high transaction costs and additional capital gains tax liabilities relative to a fund with a buy-and-hold investment strategy.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a

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computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis

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may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. An ETF has its own fees and expenses, which are indirectly borne by the fund. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt

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is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Quantitative modeling risk
Use of quantitative models carries the risk that the fund may underperform funds that do not utilize such models. The use of quantitative models may affect the fund’s exposure to certain sectors or types of investments and may impact the fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Successful application of a quantitative model is dependent on the subadvisor’s skill in building and implementing the model. For example, human judgment plays a role in building, utilizing, testing, modifying, and implementing the financial algorithms and formulas used in these models. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value. Quantitative models may not accurately predict future market movements or characteristics due to the fact that market performance can be affected by non-quantitative factors that are not easily integrated into quantitative analysis, among other factors.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Small company risk
Stocks of small companies tend to be more volatile than those of large or medium-sized companies, and may underperform stocks of either large or

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medium-sized companies over any given period of time. Equity securities risk and liquidity risk may be greater for securities of small companies compared with mid-cap or large-cap companies. Small-cap companies may have limited product lines or markets, less access to financial resources, less operating experience, or may depend on a few key employees. Stocks of small-cap companies may not be widely known to investors and may be thinly traded or may trade only in certain markets, making it difficult to buy or sell them in large volume. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 300 million	0.880
Next 300 million	0.850
Next 300 million	0.830
Excess over 900 million	0.800
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.86% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its

9

management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the “other expenses” of the fund exceed 0.20% of the average daily net assets of the fund. For purposes of this agreement, “other expenses” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) investment management fees, (f) class-specific expenses, (g) borrowing costs, (h) prime brokerage fees, (i) acquired fund fees and expenses paid indirectly, and (j) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Redwood Investments, LLC
One Gateway Center
Suite 802
Newton, MA 02458
Redwood Investments, LLC (Redwood Investments) is a professional investment advisory firm which provides investment management services to investment companies, employee benefit plans, endowments, and other institutions. As of September 30, 2020, Redwood Investments had investment management authority with respect to approximately $2.1 billion in assets.
The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Redwood Investments. For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Valerie B. Klaiman, CFA

■	Co-Portfolio Manager

■	Managed the fund since 2017

■	Joined Redwood Investments in 2004

■	Began investment career in 1981

Alexi Makkas
• Co-Portfolio Manager
• Managed the fund since 2018
• Joined Redwood Investments in 2018
• Began investment career in 1994
Michael J. Mufson, CFA

■	Co-Portfolio Manager

■	Managed the fund since 2017

■	Joined Redwood Investments in 2004

■	Began investment career in 1988

Ezra S. Samet, CFA

■	Co-Portfolio Manager

■	Managed the fund since 2017

■	Joined Redwood Investments in 2006

■	Began investment career in 2006

Jennifer K. Silver, CFA

■	Co-Portfolio Manager

■	Managed the fund since 2017

■	Joined Redwood Investments in 2004

■	Began investment career in 1981

Anthony E. Sutton

■	Co-Portfolio Manager

■	Managed the fund since 2017

■	Joined Redwood Investments in 2010

■	Began investment career in 1989

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.

10

John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

11

Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Small Cap Growth Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18 [1]
Net asset value, beginning of period		$16.62	$19.27	$17.03
Net investment loss[2]		(0.15)	(0.18)	(0.10)
Net realized and unrealized gain (loss) on investments		3.67	(1.93)	2.34
Total from investment operations		3.52	(2.11)	2.24
Less distributions
From net realized gain		—	(0.54)	—
Net asset value, end of period		$20.14	$16.62	$19.27
Total return (%)[3,4]		21.18	(10.41)	13.15 [5]
Ratios and supplemental data
Net assets, end of period (in millions)		$7	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions		1.31	1.32	1.36 [6]
Expenses including reductions		1.30	1.31	1.35 [6]
Net investment loss		(0.91)	(1.07)	(1.26) [6]
Portfolio turnover (%)		98	101	165 [7]
1	The inception date for Class A shares is 3-27-18.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	Portfolio turnover is shown for the period from 9-1-17 to 8-31-18.

Small Cap Growth Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18 [1]
Net asset value, beginning of period		$16.44	$19.21	$17.03
Net investment loss[2]		(0.27)	(0.30)	(0.16)
Net realized and unrealized gain (loss) on investments		3.60	(1.93)	2.34
Total from investment operations		3.33	(2.23)	2.18
Less distributions
From net realized gain		—	(0.54)	—
Net asset value, end of period		$19.77	$16.44	$19.21
Total return (%)[3,4]		20.26	(11.08)	12.80 [5]
Ratios and supplemental data
Net assets, end of period (in millions)		$— [6]	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions		2.06	2.07	2.11 [7]
Expenses including reductions		2.05	2.06	2.10 [7]
Net investment loss		(1.67)	(1.81)	(2.01) [7]
Portfolio turnover (%)		98	101	165 [8]
1	The inception date for Class C shares is 3-27-18.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

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8	Portfolio turnover is shown for the period from 9-1-17 to 8-31-18.

Small Cap Growth Fund Class I Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18 [1]
Net asset value, beginning of period		$16.67	$19.29	$17.03
Net investment loss[2]		(0.11)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments		3.69	(1.94)	2.34
Total from investment operations		3.58	(2.08)	2.26
Less distributions
From net realized gain		—	(0.54)	—
Net asset value, end of period		$20.25	$16.67	$19.29
Total return (%)[3]		21.48	(10.23)	13.27 [4]
Ratios and supplemental data
Net assets, end of period (in millions)		$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions		1.06	1.08	1.12 [6]
Expenses including reductions		1.05	1.07	1.11 [6]
Net investment loss		(0.65)	(0.80)	(0.99) [6]
Portfolio turnover (%)		98	101	165 [7]
1	The inception date for Class I shares is 3-27-18.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover is shown for the period from 9-1-17 to 8-31-18.

Small Cap Growth Fund Class R6 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18 [1]
Net asset value, beginning of period		$16.70	$19.30	$17.03
Net investment loss[2]		(0.09)	(0.12)	(0.07)
Net realized and unrealized gain (loss) on investments		3.71	(1.94)	2.34
Total from investment operations		3.62	(2.06)	2.27
Less distributions
From net realized gain		—	(0.54)	—
Net asset value, end of period		$20.32	$16.70	$19.30
Total return (%)[3]		21.68	(10.12)	13.33 [4]
Ratios and supplemental data
Net assets, end of period (in millions)		$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions		0.94	0.97	1.01 [6]
Expenses including reductions		0.94	0.96	1.01 [6]
Net investment loss		(0.54)	(0.70)	(0.92) [6]
Portfolio turnover (%)		98	101	165 [7]
1	The inception date for Class R6 shares is 3-27-18.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover is shown for the period from 9-1-17 to 8-31-18.

13

Your account

Choosing an eligible share class

Class A and Class C shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.

14

The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.25%

■	A 1.00% contingent deferred sales charge (CDSC) on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A and Class C shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

15

How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

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Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code

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(the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. The minimum initial investments for each share class are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A and Class C shares or 888-972-8696 for Class I and Class R6 shares.

5	For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6	Make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

18

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

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Buying shares

Class A and Class C shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

20

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

21

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

22

Selling shares

Class A and Class C shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

23

Class A and Class C shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

24

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

25

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

27

Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

29

uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can

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disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits.
These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

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Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same

32

taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

34

following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

35

charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

36

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A and Class C shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I and Class R6 shares
By TTY: 800-231-5469 for Class A, Class C, Class I, and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 4700PN 1/1/21
SEC file number: 811-21779

John Hancock Small Cap Value Fund
Prospectus 1/1/21

Class A	JSCAX
Class I	JSCBX
Class R6	JSCCX

As with all mutual funds, the Securities and Exchange Commission and Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Small Cap Value Fund

5	Principal investment strategies
5	Principal risks of investing
10	Who’s who
13	Financial highlights

15	Choosing an eligible share class
15	Class cost structure
16	How sales charges for Class A shares are calculated
17	Sales charge reductions and waivers
19	Opening an account
20	Buying shares
23	Selling shares
29	Transaction policies
32	Dividends and account policies
33	Additional investor services
34	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Small Cap Value Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 17 to 19 of the prospectus under “Sales charge reductions and waivers” or pages 167 to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R6
Management fee[1]	0.94	0.94	0.94
Distribution and service (Rule 12b-1) fees	0.30	0.00	0.00
Other expenses	0.19	0.19	0.07
Acquired fund fees and expenses[2]	0.09	0.09	0.09
Total annual fund operating expenses[3]	1.52	1.22	1.10
Contractual expense reimbursement[4]	-0.03	-0.03	-0.03
Total annual fund operating expenses after expense reimbursements	1.49	1.19	1.07
1	“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2020.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.97% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R6
1 year	644	121	109
3 years	953	384	347
5 years	1,285	667	603
10 years	2,219	1,475	1,338

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PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. The fund defines small-cap companies as those with market capitalizations at or below the market capitalization of the largest company represented in either the Russell 2000 Value Index (approximately $11.9 as of October 31, 2020) or the S&P SmallCap 600 Index (approximately $4.3 billion as of October 31, 2020).
The fund invests primarily in a diversified mix of common stocks of U.S. small-cap companies. The manager employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the manager believes have distinct value characteristics based on industry-specific valuation criteria. The manager focuses on high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small-cap market.
The manager seeks to identify companies demonstrating one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and conservative financial structures relative to industry average.
The fund’s sector exposures are broadly diversified but may vary significantly from the fund’s benchmark. The fund may invest up to 15% of its total assets in foreign securities (including up to 5% in emerging-market securities). The fund may invest significantly in financial services companies.
Under normal circumstances, the fund invests 10% or less (usually less) of its total assets in cash and cash equivalents.
The fund may invest in initial public offerings (IPOs). The fund may also purchase real estate investment trusts (REITs) or other real estate related equity securities, U.S. dollar-denominated foreign securities, and certain exchange-traded funds (ETFs). ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities that compose the ETF. The fund may focus its investments in a particular sector or sectors of the economy.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.

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Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. The industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, and technological developments, among other factors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investing style risk. The fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class NAV shares commenced operations on December 16, 2008. Class A, Class I, and Class R6 shares commenced operations on December 30, 2013. Returns shown prior to a class’s commencement date are those of Class NAV shares, except that they include any sales charges. Returns for Class A, Class I, and Class R6 shares would have been substantially similar to returns of Class NAV shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -30.07%.
Best quarter: Q4 2011, 17.44%
Worst quarter: Q3 2011, -19.14%

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	19.86	5.46	10.44
after tax on distributions	18.81	4.34	8.96
after tax on distributions, with sale	12.44	4.11	8.28
Class I	26.60	6.86	11.20
Class R6	26.71	6.99	11.29
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	22.39	6.99	10.56
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wellington Management Company LLP
Portfolio management

Timothy J. McCormack, CFA Senior Managing Director, Partner, and Equity Portfolio Manager Managed the fund since 2008	Shaun F. Pedersen Senior Managing Director, Partner, and Equity Portfolio Manager Managed the fund since 2008	Edmond C. Griffin, CFA Managing Director and Equity Portfolio Manager Managed the fund since 2020
Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares).
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund details

Principal investment strategies

Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the fund, small-cap companies are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Value Index (approximately $11.9 billion as of October 31, 2020) or the S&P SmallCap 600 Index (approximately $4.3 billion as of October 31, 2020).
The fund invests primarily in a diversified mix of common stocks of U.S. small-cap companies. The manager employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the manager believes have distinct value characteristics based on industry-specific valuation criteria. The manager focuses on high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small-cap market.
Fundamental research is then used to identify those companies demonstrating one or more of the following characteristics:

■	sustainable competitive advantages within a market niche;

■	strong profitability and free cash flows;

■	strong market share positions and trends;

■	quality of and share ownership by management; and

■	financial structures that are more conservative than the relevant industry average.

The fund’s sector exposures are broadly diversified, but are primarily a result of stock selection and may, therefore, vary significantly from the fund’s benchmark. The fund may invest up to 15% of its total assets in foreign securities (with no more than 5% in emerging-market securities). The fund may have significant investments in the financial services sector.

Except as otherwise stated under “Temporary defensive investing,” the fund normally has 10% or less (usually less) of its total assets invested in cash and cash equivalents.

The fund may invest in initial public offerings (IPOs). The fund may also purchase each of the following types of securities: real estate investment trusts (REITs) or other real estate related equity securities, U.S. dollar-denominated foreign securities, and certain exchange-traded funds (ETFs). ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities that compose the ETF. The fund may focus its investments in a particular sector or sectors of the economy.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website

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access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel

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coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. An ETF has its own fees and expenses, which are indirectly borne by the fund. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV.
Financial services sector risk
A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Companies in the financial services sector may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, and insurance companies. The types of companies that compose the financial services sector may change over time. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, certain financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally,

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issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Real estate investment trust (REIT) risk
REITs are subject to risks associated with the ownership of real estate. Some REITs experience market risk and liquidity risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property.
REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further,

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equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Real estate securities risk
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.
These risks include:

■	Declines in the value of real estate

■	Risks related to general and local economic conditions

■	Possible lack of availability of mortgage funds

■	Overbuilding

■	Extended vacancies of properties

■	Increased competition

■	Increases in property taxes and operating expenses

■	Changes in zoning laws

■	Losses due to costs resulting from the cleanup of environmental problems

■	Liability to third parties for damages resulting from environmental problems

■	Casualty or condemnation losses

■	Limitations on rents

■	Changes in neighborhood values and the appeal of properties to tenants

■	Changes in interest rates and

■	Liquidity risk

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared with the value of shares of a fund with investments in a mix of different industries.
Securities of companies in the real estate industry have been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.
Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 (the Code) or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Industrials. The industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, and technological developments, among other factors.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

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Value investing style risk
Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 250 million	0.950
Next 500 million	0.940
Next 500 million	0.930
Over $1.25 billion	0.920
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.97% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective July 1, 2020.
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

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As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.183 trillion in assets.
The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Wellington Management. For more details about these individuals, including information about their compensation, other accounts they manage, and any investment they may have in the fund, see the SAI.
Edmond C. Griffin, CFA

■	Managing Director and Equity Portfolio Manager

■	Managed the fund since 2020

■	Joined Wellington Management as an investment professional in 2008

Timothy J. McCormack, CFA

■	Senior Managing Director, Partner, and Equity Portfolio Manager

■	Managed the fund since 2008

■	Joined Wellington Management as an investment professional in 2000

Shaun F. Pedersen

■	Senior Managing Director, Partner, and Equity Portfolio Manager

■	Managed the fund since 2008

■	Joined Wellington Management as an investment professional in 2004

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k)

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plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Small Cap Value Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$19.54	$23.06	$20.15	$20.18	$18.89
Net investment income[1]		0.04	0.12	0.03	0.14 [2]	0.02
Net realized and unrealized gain (loss) on investments		(2.78)	(2.83)	4.00	0.80	2.09
Total from investment operations		(2.74)	(2.71)	4.03	0.94	2.11
Less distributions
From net investment income		(0.12)	(0.07)	(0.11)	(0.06)	— [3]
From net realized gain		(0.67)	(0.74)	(1.01)	(0.91)	(0.82)
Total distributions		(0.79)	(0.81)	(1.12)	(0.97)	(0.82)
Net asset value, end of period		$16.01	$19.54	$23.06	$20.15	$20.18
Total return (%)[4,5]		(15.04)	(11.28)	20.52	4.37	11.55
Ratios and supplemental data
Net assets, end of period (in millions)		$22	$31	$45	$59	$86
Ratios (as a percentage of average net assets):
Expenses before reductions		1.47	1.46	1.50	1.52	1.54
Expenses including reductions		1.46	1.46	1.49	1.52	1.53
Net investment income		0.24	0.60	0.14	0.69 [2]	0.11
Portfolio turnover (%)		46	29	25	26	25
1	Based on average daily shares outstanding.
2	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.57%, respectively.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.

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Small Cap Value Fund Class I Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$19.58	$23.13	$20.20	$20.22	$18.93
Net investment income[1]		0.09	0.18	0.09	0.20 [2]	0.09
Net realized and unrealized gain (loss) on investments		(2.77)	(2.86)	4.03	0.82	2.08
Total from investment operations		(2.68)	(2.68)	4.12	1.02	2.17
Less distributions
From net investment income		(0.18)	(0.13)	(0.18)	(0.13)	(0.06)
From net realized gain		(0.67)	(0.74)	(1.01)	(0.91)	(0.82)
Total distributions		(0.85)	(0.87)	(1.19)	(1.04)	(0.88)
Net asset value, end of period		$16.05	$19.58	$23.13	$20.20	$20.22
Total return (%)[3]		(14.77)	(11.08)	20.93	4.70	11.87
Ratios and supplemental data
Net assets, end of period (in millions)		$72	$93	$108	$99	$82
Ratios (as a percentage of average net assets):
Expenses before reductions		1.17	1.18	1.20	1.21	1.22
Expenses including reductions		1.16	1.17	1.20	1.20	1.21
Net investment income		0.53	0.91	0.42	0.96 [2]	0.47
Portfolio turnover (%)		46	29	25	26	25
1	Based on average daily shares outstanding.
2	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.57%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Small Cap Value Fund Class R6 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$19.59	$23.14	$20.21	$20.23	$18.94
Net investment income[1]		0.11	0.20	0.11	0.17 [2]	0.11
Net realized and unrealized gain (loss) on investments		(2.77)	(2.85)	4.03	0.86	2.09
Total from investment operations		(2.66)	(2.65)	4.14	1.03	2.20
Less distributions
From net investment income		(0.20)	(0.16)	(0.20)	(0.14)	(0.09)
From net realized gain		(0.67)	(0.74)	(1.01)	(0.91)	(0.82)
Total distributions		(0.87)	(0.90)	(1.21)	(1.05)	(0.91)
Net asset value, end of period		$16.06	$19.59	$23.14	$20.21	$20.23
Total return (%)[3]		(14.69)	(10.95)	21.03	4.78	12.02
Ratios and supplemental data
Net assets, end of period (in millions)		$12	$10	$14	$1	$— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions		1.05	1.06	1.10	1.12	1.13
Expenses including reductions		1.04	1.06	1.09	1.11	1.10
Net investment income		0.63	1.00	0.50	0.83 [2]	0.59
Portfolio turnover (%)		46	29	25	26	25
1	Based on average daily shares outstanding.
2	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.57%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.
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Your account

Choosing an eligible share class

Class A shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

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■	A 1.00% contingent deferred sales charge (CDSC) on certain shares sold within one year of purchase

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm.
The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges for Class A shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at

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jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature

Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is

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notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock

Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”

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Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. The minimum initial investments for each share class are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A shares or 888-972-8696 for Class I and Class R6 shares.

5	For Class A shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6	Make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

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Buying shares

Class A shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

20

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

21

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Selling shares

Class A shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

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Class A shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

24

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

25

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

26

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

27

Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

28

Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

29

uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can

30

disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits.
These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

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Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A

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return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through

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an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

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■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

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■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A shares; 888-972-8696 for Class I and Class R6 shares
By TTY: 800-231-5469
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 4390PN 1/1/21
SEC file number: 811-21779

John Hancock Strategic Income Opportunities Fund
Prospectus 1/1/21

Class A	JIPAX
Class C	JIPCX
Class I	JIPIX
Class R2	JIPPX
Class R6	JIPRX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund summary	Fund details	Your account
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

1	John Hancock Strategic Income Opportunities Fund

6	Principal investment strategies
6	Principal risks of investing
14	Who’s who
17	Financial highlights

20	Choosing an eligible share class
21	Class cost structure
22	How sales charges for Class A and Class C shares are calculated
22	Sales charge reductions and waivers
24	Opening an account
25	Information for plan participants
26	Buying shares
29	Selling shares
35	Transaction policies
38	Dividends and account policies
39	Additional investor services
40	Appendix 1 - Intermediary sales charge waivers
For more information See back cover

Fund summary

John Hancock Strategic Income Opportunities Fund
Investment objective

To seek to maximize total return consisting of current income and capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial professional and on pages 22 to 24 of the prospectus under “Sales charge reductions and waivers” or pages 167to 170 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R2	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R6
Management fee	0.64	0.64	0.64	0.64	0.64
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25 [1]	0.00
Additional other expenses	0.18	0.18	0.18	0.06	0.06
Total other expenses	0.18	0.18	0.18	0.31	0.06
Total annual fund operating expenses	1.12	1.82	0.82	1.20	0.70
Contractual expense reimbursement[2]	-0.03	-0.03	-0.03	-0.03	-0.03
Total annual fund operating expenses after expense reimbursements	1.09	1.79	0.79	1.17	0.67
1	“Service plan fee” has been restated to reflect maximum allowable fees.
2	The advisor contractually agrees to reduce its management fee (after giving effect to asset breakpoints) by an annual rate of 0.02% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R2	R6
Shares		Sold	Not Sold
1 year	507	282	182	81	119	68
3 years	739	570	570	259	378	221
5 years	989	982	982	452	657	387
10 years	1,706	1,951	1,951	1,011	1,452	868

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PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 73% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds, and investment-grade corporate bonds and currency instruments. The fund may also invest in preferred stock and other types of debt securities, including mortgage-and asset-backed securities and loans. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risk of being a direct lender. No more than 80% of the fund’s assets will consist of instruments denominated in foreign currencies.
Although the fund may invest up to 10% of its total assets in securities rated as low as D (in default) by Standard & Poor’s Ratings Services (S&P) or Moody’s Investors Service, Inc. (Moody’s), or their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range (i.e., AAA to BBB). Bonds that are rated at or below BB by S&P or Ba by Moody’s are considered junk bonds. There is no limit on the average maturity of the fund’s portfolio. The fund’s investment policies are based on credit ratings at the time of purchase. Under normal circumstances, the fund may invest up to 15% of total assets in asset-backed securities rated lower than A by S&P or Moody’s, or their unrated equivalents (but under no circumstances lower than B or their unrated equivalents).
In managing the fund, the manager allocates assets among the four major types of instruments noted above based on analysis of global economic factors such as fiscal and monetary policies, projected international interest-rate movements, political environments, and currency trends. In abnormal circumstances, the manager may invest up to 100% of the fund’s assets in any one sector. The manager looks for investments that are appropriate for the fund in terms of yield, credit quality, structure, and industry distribution. Relative yields and risk/reward ratios are the primary considerations in selecting securities.
The fund may use certain higher-risk investments, including derivatives such as futures, options, and swaps (including credit default swaps), as well as restricted or illiquid securities. The fund may also invest significantly in currency spots and forwards, currency futures and options, and interest-rate options for both hedging and nonhedging purposes, including for purposes of enhancing returns. In addition, the fund may invest up to 10% of its net assets in domestic or foreign common stocks.
The fund may trade securities actively and its investment process may, at times, result in a higher-than-average portfolio turnover ratio.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Defaulted debt risk. Investing in defaulted debt securities is speculative and involves substantial risks in addition to those of non-defaulted high-yield securities. Defaulted debt securities generally do not generate interest payments. Principal on defaulted debt might not be repaid, and a fund could lose up to its entire investment.

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Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds through Bond Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (“PRC”), is subject to certain restrictions and risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, options, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

3

Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I, Class R2, and Class R6) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.
A note on performance
Class NAV, Class R6, and Class R2 shares commenced operations on April 28, 2006, September 1, 2011, and March 1, 2012, respectively. Class A, Class C, and Class I shares commenced operations on January 4, 2010. Returns shown prior to a class’s commencement date are those of Class NAV shares, except that they include any sales charges. Returns for Class A, Class C, Class I, Class R2, and Class R6 shares would have been substantially similar to returns of Class NAV shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class NAV shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.50% to 4.00%, effective February 3, 2014.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.10%.
Best quarter: Q3 2010, 6.05%
Worst quarter: Q3 2011, -7.67%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class A (before tax)	6.27	2.17	4.49
after tax on distributions	5.23	0.89	2.80
after tax on distributions, with sale	3.71	1.12	2.80
Class C	8.89	2.29	4.18
Class I	10.98	3.32	5.25
Class R2	10.55	2.94	4.97
Class R6	11.09	3.44	5.34
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.75
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

4

Portfolio management

Christopher M. Chapman, CFA Managing Director and Portfolio Manager Managed the fund since 2017	Thomas C. Goggins Senior Managing Director and Senior Portfolio Manager Managed the fund since 2009	Daniel S. Janis III Senior Managing Director and Senior Portfolio Manager Managed the fund since 2006
Kisoo Park Managing Director and Portfolio Manager Managed the fund since 2015
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans; or certain fee-based or wrap accounts; or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements for any of these share classes.
Class A, Class C, Class I and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C shares); 888-972-8696 (Class I and Class R6 shares). Class R2 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund details

Principal investment strategies

Investment objective: To seek to maximize total return consisting of current income and capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
Under normal market conditions, the fund invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds, and investment-grade corporate bonds and currency instruments.
The fund may also invest in preferred stock and other types of debt securities, including mortgage-and asset-backed securities and loans. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risk of being a direct lender.
Although the fund may invest up to 10% of its total assets in securities rated as low as D (in default) by Standard and Poor’s Ratings Services or Moody’s Investors Service, Inc. (and their unrated equivalents in the opinion of the manager), it generally intends to keep its average credit quality in the investment-grade range (i.e., AAA to BBB). Bonds that are rated at or below BB by Standard and Poor’s Ratings Services or Ba by Moody’s Investors Service, Inc. are considered junk bonds. There is no limit on the average maturity of the fund’s portfolio. The fund’s investment policies are based on credit ratings at the time of purchase.
The fund may invest in asset-backed securities rated lower than A (but not rated lower than B by Standard and Poor’s Ratings Services or Moody’s Investors Service, Inc. or their unrated equivalents in the opinion of the manager). Under normal circumstances, no more than 15% of the fund’s total assets will be invested in asset-backed securities rated lower than A by both ratings agencies (or their unrated equivalents in the opinion of the manager).
In managing the fund, the manager allocates assets among the four major types of instruments noted above based on analysis of global economic factors, such as fiscal and monetary policies, projected international interest-rate movements, political environments, and currency trends. However, in abnormal circumstances, the manager may invest up to 100% of the fund’s assets in any one sector.
Within each type of security, the manager looks for investments that are appropriate for the overall fund in terms of yield, credit quality, structure, and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.
The fund may use certain higher-risk investments, including derivatives such as futures, options, and swaps (including credit default swaps), as well as restricted or illiquid securities.
The fund may invest significantly in currency spots and forwards, currency futures and options, and interest-rate options for both hedging and nonhedging purposes, including for purposes of enhancing returns. In addition, the fund may invest up to 10% of its net assets in domestic or foreign common stocks.
The fund may trade securities actively, which could increase its transaction costs (thus lowering performance). The fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses.
No more than 80% of the fund’s assets will consist of instruments denominated in foreign currencies.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its

6

territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Changing distribution levels risk
The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and
Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Currency risk
Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case,

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the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Defaulted debt risk
Investing in defaulted debt securities is speculative and involves substantial risks in addition to the risks of investing in high-yield securities that have not defaulted. The fund generally will not receive interest payments on defaulted debt securities, and there is a substantial risk that principal will not be repaid. A fund investing in defaulted debt securities may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on the securities. In any reorganization or liquidation proceeding relating to defaulted debt, a fund may lose its entire investment in such securities or may be required to accept cash or securities with a value lower than the fund’s original investment. Defaulted debt securities and any securities received in exchange for defaulted debt securities may be subject to restrictions on resale.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of

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the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible

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unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds listed and traded on certain Chinese stock exchanges through Bond Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws,

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regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares listed and traded on certain Chinese stock exchanges through Stock Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its

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obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

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Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

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Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 500 million	0.700
Next 3 billion	0.650
Next 4 billion	0.600
Next 4.5 billion	0.590
Excess over 12 billion	0.575
During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.61% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent annual shareholder report for the period ended August 31.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in

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an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary - Fees and expenses” on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.15% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the fund.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2020, had total assets under management of approximately $204.6 billion.
The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Christopher M. Chapman, CFA

■	Managing Director and Portfolio Manager

■	Managed the fund since 2017

■	Primarily responsible for fund management and research of global sovereign debt and currencies

■	Joined Manulife IM (US) in 2005

■	Began business career in 1999

Thomas C. Goggins

■	Senior Managing Director and Senior Portfolio Manager

■	Co-Founder and Director of Research, Fontana Capital (2005–2009)

■	Primarily responsible for portfolio management, asset allocation, and capital structure research

■	Joined Manulife IM (US) in 2009

■	Began business career in 1989

Daniel S. Janis III

■	Senior Managing Director and Senior Portfolio Manager

■	Joined fund team in 2006

■	Vice President, John Hancock Advisers, LLC (1999–2005)

■	Primarily responsible for fund management and day-to-day purchase and sale decisions

■	Joined Manulife IM (US) in 1999

■	Began business career in 1984

Kisoo Park

■	Managing Director and Portfolio Manager

■	Joined fund team in 2015

■	Primarily responsible for fund management and research of global bonds and currencies

■	Joined Manulife IM (US) in 2011

■	Began business career in 1986

Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116

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Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The Adviser internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s annual report for the fiscal year ended August 31, 2020, has been incorporated by reference into the SAI. Copies of the fund’s most recent annual report are available upon request.

Strategic Income Opportunities Fund Class A Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.67	$10.36	$10.93	$10.72	$10.80
Net investment income[1]		0.25	0.32	0.32	0.29	0.26
Net realized and unrealized gain (loss) on investments		0.28	0.30	(0.55)	0.17	0.21
Total from investment operations		0.53	0.62	(0.23)	0.46	0.47
Less distributions
From net investment income		(0.21)	(0.31)	(0.34)	(0.25)	(0.28)
From net realized gain		—	—	—	—	(0.27)
Total distributions		(0.21)	(0.31)	(0.34)	(0.25)	(0.55)
Net asset value, end of period		$10.99	$10.67	$10.36	$10.93	$10.72
Total return (%)[2,3]		5.01	6.10	(2.28)	4.44	4.52
Ratios and supplemental data
Net assets, end of period (in millions)		$332	$331	$429	$543	$1,138
Ratios (as a percentage of average net assets):
Expenses before reductions		1.12	1.11	1.09	1.10	1.11
Expenses including reductions		1.09	1.08	1.06	1.07	1.08
Net investment income		2.40	3.09	2.99	2.73	2.42
Portfolio turnover (%)		73	84	63	42	44
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

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Strategic Income Opportunities Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.67	$10.36	$10.93	$10.72	$10.80
Net investment income[1]		0.18	0.25	0.25	0.22	0.18
Net realized and unrealized gain (loss) on investments		0.27	0.29	(0.56)	0.16	0.21
Total from investment operations		0.45	0.54	(0.31)	0.38	0.39
Less distributions
From net investment income		(0.13)	(0.23)	(0.26)	(0.17)	(0.20)
From net realized gain		—	—	—	—	(0.27)
Total distributions		(0.13)	(0.23)	(0.26)	(0.17)	(0.47)
Net asset value, end of period		$10.99	$10.67	$10.36	$10.93	$10.72
Total return (%)[2,3]		4.38	5.36	(2.97)	3.72	3.79
Ratios and supplemental data
Net assets, end of period (in millions)		$147	$202	$284	$375	$447
Ratios (as a percentage of average net assets):
Expenses before reductions		1.82	1.81	1.79	1.80	1.81
Expenses including reductions		1.79	1.78	1.76	1.77	1.78
Net investment income		1.71	2.40	2.29	2.07	1.72
Portfolio turnover (%)		73	84	63	42	44
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

Strategic Income Opportunities Fund Class I Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.67	$10.36	$10.93	$10.73	$10.80
Net investment income[1]		0.29	0.35	0.35	0.33	0.29
Net realized and unrealized gain (loss) on investments		0.27	0.30	(0.55)	0.15	0.22
Total from investment operations		0.56	0.65	(0.20)	0.48	0.51
Less distributions
From net investment income		(0.24)	(0.34)	(0.37)	(0.28)	(0.31)
From net realized gain		—	—	—	—	(0.27)
Total distributions		(0.24)	(0.34)	(0.37)	(0.28)	(0.58)
Net asset value, end of period		$10.99	$10.67	$10.36	$10.93	$10.73
Total return (%)[2]		5.42	6.41	(2.00)	4.67	4.94
Ratios and supplemental data
Net assets, end of period (in millions)		$1,961	$2,315	$3,441	$3,873	$2,500
Ratios (as a percentage of average net assets):
Expenses before reductions		0.82	0.82	0.79	0.79	0.79
Expenses including reductions		0.79	0.79	0.76	0.76	0.76
Net investment income		2.70	3.38	3.28	3.10	2.73
Portfolio turnover (%)		73	84	63	42	44
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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Strategic Income Opportunities Fund Class R2 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.68	$10.37	$10.94	$10.73	$10.80
Net investment income[1]		0.25	0.31	0.31	0.29	0.25
Net realized and unrealized gain (loss) on investments		0.27	0.30	(0.55)	0.16	0.22
Total from investment operations		0.52	0.61	(0.24)	0.45	0.47
Less distributions
From net investment income		(0.20)	(0.30)	(0.33)	(0.24)	(0.27)
From net realized gain		—	—	—	—	(0.27)
Total distributions		(0.20)	(0.30)	(0.33)	(0.24)	(0.54)
Net asset value, end of period		$11.00	$10.68	$10.37	$10.94	$10.73
Total return (%)[2]		4.92	6.01	(2.36)	4.32	4.52
Ratios and supplemental data
Net assets, end of period (in millions)		$6	$12	$16	$19	$19
Ratios (as a percentage of average net assets):
Expenses before reductions		1.19	1.19	1.19	1.20	1.16
Expenses including reductions		1.17	1.17	1.16	1.17	1.13
Net investment income		2.34	3.01	2.89	2.68	2.37
Portfolio turnover (%)		73	84	63	42	44
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Strategic Income Opportunities Fund Class R6 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.67	$10.37	$10.94	$10.73	$10.80
Net investment income[1]		0.30	0.37	0.36	0.35	0.30
Net realized and unrealized gain (loss) on investments		0.28	0.28	(0.55)	0.15	0.22
Total from investment operations		0.58	0.65	(0.19)	0.50	0.52
Less distributions
From net investment income		(0.25)	(0.35)	(0.38)	(0.29)	(0.32)
From net realized gain		—	—	—	—	(0.27)
Total distributions		(0.25)	(0.35)	(0.38)	(0.29)	(0.59)
Net asset value, end of period		$11.00	$10.67	$10.37	$10.94	$10.73
Total return (%)[2]		5.54	6.42	(1.89)	4.87	5.06
Ratios and supplemental data
Net assets, end of period (in millions)		$232	$543	$1,464	$998	$31
Ratios (as a percentage of average net assets):
Expenses before reductions		0.70	0.70	0.69	0.69	0.70
Expenses including reductions		0.68	0.68	0.66	0.66	0.65
Net investment income		2.82	3.55	3.42	3.32	2.86
Portfolio turnover (%)		73	84	63	42	44
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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Your account

Choosing an eligible share class

Class A, Class C, and Class R2 shares have a Rule 12b-1 plan that allows the class to pay its fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■	The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

■	Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;

■	Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and

■	Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.

Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

■	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.

■	Retirement and other benefit plans

■	Endowment funds and foundations

■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Any entity that is considered a corporation for tax purposes

■	Investment companies, both affiliated and not affiliated with the advisor

■	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R2 shares
Class R2 shares are available to certain types of investors, as noted below:

■	Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■	Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■	Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R2 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.
Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

■	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■	Endowment funds and foundations

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■	Any state, county, or city, or its instrumentality, department, authority, or agency

■	403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans

■	Accounts registered to insurance companies, trust companies, and bank trust departments

■	Investment companies, both affiliated and not affiliated with the advisor

■	Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

■	Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares

■	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

■	Distribution and service (Rule 12b-1) fees of 0.30%

■	A 1.00% CDSC on certain shares sold within one year of purchase

Class C shares

■	No front-end sales charge; all your money goes to work for you right away

■	Rule 12b-1 fees of 1.00%

■	A 1.00% CDSC on shares sold within one year of purchase

■	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

Class I shares

■	No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker

■	No Rule 12b-1 fees

Class R2 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	Rule 12b-1 fees of 0.25%

Class R6 shares

■	No front-end or deferred sales charges; all your money goes to work for you right away

■	No Rule 12b-1 fees

Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Class R service plan
In addition to the Rule 12b-1 plans, the fund has adopted a plan for Class R2 shares that authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R2 shares.
The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additional payments to financial intermediaries
Class A, Class C and Class R2 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s

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shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 99,999	4.00	4.17
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $1 million or more
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers

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(See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

■	Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in PruSolutionsSM programs

■	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■	Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■	Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

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■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information

■	Retirement plans participating in PruSolutionsSM programs

■	Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center

■	Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■	Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant’s John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■	Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds

To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

■	Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

■	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Choosing an eligible share class.”

3	Determine how much you want to invest. There is no minimum initial investment to purchase Class R2 shares. The minimum initial investments for

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Class A, Class C, Class I, and Class R6 shares are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A and Class C

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment, for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor, or for certain other eligible investment product platforms.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund’s portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

4	All Class A, Class C, Class I, and Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291 for Class A and Class C shares or 888-972-8696 for Class I and Class R6 shares.

5	Eligible retirement plans generally may open an account and purchase Class R2 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2 shares of the fund. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

6	For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

7	For Class A, Class C, Class I, and Class R6 shares, make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

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Buying shares

Class A and Class C shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.	Log on to the website below to process exchanges between funds. Call EASI-Line for automated service. Call your financial professional or Signature Services to request an exchange.
By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

26

Buying shares

Class I shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the ACH system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

27

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

  Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

  If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

  Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange
Call your financial professional or Signature Services to request an exchange.

  Log on to the website below to process exchanges between funds.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

By wire

  Deliver your completed application to your financial professional or mail it to Signature Services.

  Obtain your account number by calling your financial professional or Signature Services.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

  Obtain wiring instructions by calling Signature Services.

  Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
See “By exchange”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “Bank information” section on your account application.

  Log on to the website below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”

  Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

  Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

  Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

  Call your financial professional or call Signature Services between
  8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

28

Selling shares

Class A and Class C shares

To sell some or all of your shares
By letter
Accounts of any type Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone
Most accounts Sales of up to $100,000

  Call EASI-Line for automated service.

  Call your financial professional or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Requests by Internet or phone to sell up to $100,000

  To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
Accounts of any type Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.

  Log on to the website below to process exchanges between your funds.

  Call EASI-Line for automated service.

  Call your financial professional or Signature Services to request an exchange.To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

29

Class A and Class C shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank,

■	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

30

Selling shares

Class I shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $100,000:

  Most accounts

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

  Amounts of $5 million or more will be sent by wire.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

31

Class I shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

32

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
Sales of any amount

  Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

  Include all signatures and any additional documents that may be required (see the next page).

  Mail the materials to Signature Services (address below).

  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

  Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
Most accounts Sales of up to $100,000	Log on to the website below to initiate redemptions from your fund.
By phone

Amounts up to $5 million:

  Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

  To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial professional.

  Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
Requests by letter to sell any amount Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

  To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

  Amounts of $5 million or more will be sent by wire.

  Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
Sales of any amount

  Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

  Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

  You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

  Call your financial professional or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

33

Class R6 shares
Selling shares in writing
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address or bank of record has changed within the past 30 days, and you would like the payment to be sent to your new address or bank;

■	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

  Letter of instruction

  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

  Letter of instruction

  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

  Letter of instruction

  On the letter, the signature(s) of the trustee(s)

  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	Letter of instruction signed by surviving tenant(s) Copy of the death certificate Medallion signature guarantee, if applicable (see above) Inheritance tax waiver, if applicable
Executors of shareholder estates

  Letter of instruction signed by the executor

  Copy of the order appointing executor, certified within the past 12 months

  Medallion signature guarantee, if applicable (see above)

  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express delivery John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

34

Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent

35

uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.
Exchanges and conversions
You may exchange Class A and Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I and Class R6 shares, respectively, of one John Hancock fund for Class I and Class R6 shares of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
You may exchange your Class R2 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.
In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A shares also owned by the investor in the same fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that fund. Conversion of Class A shares and/or Class C shares to Class I shares or Class R6 shares of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

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Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be

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able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■	after every transaction (except a dividend reinvestment) that affects your account balance

■	after any changes of name or address of the registered owner(s)

■	in all other circumstances, every quarter

For Class R2 shares, you will receive account statements from your plan’s recordkeeper.
Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15. For Class R2 shares, this information statement will be mailed by your plan’s recordkeeper.
Dividends
The fund generally declares income dividends daily and pays them monthly. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends

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on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.

Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch)
Effective May 1, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a Right of Reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

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following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

■	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C shares available at Raymond James

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

■	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales

41

charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares acquired through a right of reinstatement

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and Class C shares available at Janney

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares purchased in connection with a return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

■	Shares acquired through a right of reinstatement

■	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s prospectus

■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets

*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after December 1, 2020, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares through an Edward Jones platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Waivers on Class A shares available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

■	Shares purchased in an Edward Jones fee-based program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	Shares sold upon the death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value)

■	Return of excess contributions from an Individual Retirement Account (IRA)

42

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged at Edward Jones’ discretion in an Edward Jones fee-based program. In such circumstances, Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable

■	Shares acquired through a right of reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Front-end Load Discounts Available at Edward Jones; Breakpoints, Rights of Accumulation & Letter of Intent

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds, as described in this prospectus

■	Rights of Accumulation (ROA). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

■	Letter of Intent (LOI). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Other Important Information Regarding Shareholder Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and Class C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

43

■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

44

For more information
Two documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line: 800-338-8080 for Class A and Class C shares; 800-597-1897 for Class I and Class R6 shares
By phone: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I, Class R2 and Class R6 shares
By TTY: 800-231-5469 for Class A, Class C, Class I and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 3560PN 1/1/21
SEC file number: 811-21779

John Hancock Funds II Class NAV Shares
Prospectus 1/1/21

Fund Name	Ticker
Asia Pacific Total Return Bond Fund
Blue Chip Growth Fund	JHBCDX
Capital Appreciation Fund	JHCPX
Capital Appreciation Value Fund
Core Bond Fund	JHCDX
Emerging Markets Fund	JEVNX
Emerging Markets Debt Fund
Equity Income Fund
Floating Rate Income Fund
Fundamental Global Franchise Fund
Global Equity Fund
Health Sciences Fund
High Yield Fund	JHHDX
International Small Company Fund
International Strategic Equity Allocation Fund

Fund Name	Ticker
Mid Cap Stock Fund	NHMSX
Mid Value Fund
Multi-Asset High Income Fund (formerly Income Allocation Fund)
New Opportunities Fund
Opportunistic Fixed Income Fund (formerly Global Bond Fund)	JHGDX
Real Estate Securities Fund
Science & Technology Fund
Small Cap Growth Fund
Small Cap Value Fund
Strategic Equity Allocation Fund
Strategic Income Opportunities Fund
U.S. High Yield Bond Fund	JHHLX
U.S. Sector Rotation Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	John Hancock Asia Pacific Total Return Bond Fund
5	John Hancock Blue Chip Growth Fund
9	John Hancock Capital Appreciation Fund
13	John Hancock Capital Appreciation Value Fund
17	John Hancock Core Bond Fund
20	John Hancock Emerging Markets Fund
24	John Hancock Emerging Markets Debt Fund
28	John Hancock Equity Income Fund
32	John Hancock Floating Rate Income Fund
36	John Hancock Fundamental Global Franchise Fund
39	John Hancock Global Equity Fund
42	John Hancock Health Sciences Fund
46	John Hancock High Yield Fund
50	John Hancock International Small Company Fund
54	John Hancock International Strategic Equity Allocation Fund
58	John Hancock Mid Cap Stock Fund
61	John Hancock Mid Value Fund
65	John Hancock Multi-Asset High Income Fund
70	John Hancock New Opportunities Fund
73	John Hancock Opportunistic Fixed Income Fund
77	John Hancock Real Estate Securities Fund
81	John Hancock Science & Technology Fund
85	John Hancock Small Cap Growth Fund
88	John Hancock Small Cap Value Fund
91	John Hancock Strategic Equity Allocation Fund
95	John Hancock Strategic Income Opportunities Fund
99	John Hancock U.S. High Yield Bond Fund
102	John Hancock U.S. Sector Rotation Fund
106	Additional information about the funds
127	Additional information about the funds’ principal risks
144	Your Account
148	Fund Details
150	Subadvisory arrangements and management biographies
162	Financial highlights
177	Appendix A: Schedule of Management Fees
181	Appendix B — Effective Management Fees
For more information See back cover

Fund summary

John Hancock Asia Pacific Total Return Bond Fund
Investment objective

The fund seeks to maximize total return. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.72
Other expenses	0.12
Total annual fund operating expenses	0.84
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.83
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	85
3 years	267
5 years	465
10 years	1,036
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal investment strategies

The fund seeks to generate capital appreciation and income by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds issued by governments, government agencies, international organizations issuing supranational bonds, and corporate issuers in Asia. Asia means those countries that are located on the Asian continent or are in the Asian region, including Australia and New Zealand. An issuer is considered to be in Asia if its principal place of business is in Asia or it is incorporated or domiciled in Asia or, for supranational issuers, its securities are denominated in Asian currencies.
The fund may invest in fixed-income securities of other issuers outside Asia if the manager considers that such securities may help to achieve the fund’s investment objective. The fund may invest in cash and other liquid short-term fixed-income securities when the manager believes that the fund could benefit from maintaining a higher cash exposure, including for temporary defensive purposes.
The fund may invest in investment-grade fixed-income securities and below-investment-grade fixed-income securities (junk bonds). The fund may invest in securities of any maturity, and there is no limit on the maturities of the fixed-income securities in which the fund may invest. There is no limit on the types of issuers in which the fund may invest, which may include issuers of U.S. dollar-denominated securities of foreign governments and corporations, mortgage-related securities, municipal obligations, asset-backed securities, mortgage-backed securities, pay-in-kind bonds, high-yield bonds, emerging-market debt, distressed investments, loan

1

participations, and U.S. TIPS (Treasury Inflation-Protected Securities). The fund may invest in securities with debt/equity characteristics such as preferred shares, convertible bonds, and warrants. The fund may also use derivatives for hedging and efficient portfolio management purposes by utilizing futures, options, options on futures, foreign currency forward contracts, and nondeliverable forwards.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Asian risk. Some Asian securities tend to be volatile and may decline in value significantly. Certain companies in Asia may be more vulnerable to political or economic developments or lack access to efficient trading markets. Some Asian countries have restrictions on the extent to which foreigners may invest in their securities markets.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Distressed investments risk. Distressed investments, including loans, mortgages, bonds, and notes, may not be publicly traded and may involve substantial risk. A fund may lose up to its entire investment.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds through Bond Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (“PRC”), is subject to certain restrictions and risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Greater China risk. Investments in the Greater China region may be subject to less developed trading markets, acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse government actions. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks

2

of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options on futures, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Municipal bond risk. The prices of municipal bonds, including general obligation bonds, can decline if the issuer’s credit quality declines. Revenue bond prices can decline if related projects become unprofitable. An insured municipal bond is subject to the risk that the insurer may be unable to pay claims and is not insured with respect to the market value of the obligation. Municipal bond income could become taxable in the future. Investments in bonds subject to the alternative minimum tax may result in tax liability for shareholders.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The fund’s custom blended benchmark comprises 50% J.P. Morgan Asia Credit Index/50% J.P. Morgan Emerging Local Market Plus Asia Index and shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

3

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 6.33%.
Best quarter: Q1 2016, 5.33%
Worst quarter: Q3 2015, -3.69%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (01/16/13)
Class NAV (before tax)	8.96	3.96	2.60
after tax on distributions	7.27	2.77	1.35
after tax on distributions, with sale	5.30	2.51	1.41
J.P. Morgan Asia Credit Index (reflects no deduction for fees, expenses, or taxes)	11.34	4.92	4.46
J.P. Morgan Emerging Local Market Plus Asia Index (reflects no deduction for fees, expenses, or taxes)	3.65	1.84	0.65
50% J.P. Morgan Asia Credit Index and 50% J.P. Morgan Emerging Local Market Plus Asia Index (reflects no deduction for fees, expenses, or taxes)	7.47	3.39	2.55
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Neal Capecci Portfolio Manager Managed the fund since 2013	Endre Pedersen Lead Portfolio Manager Managed the fund since 2013	Jimond Wong, CFA, CPA Portfolio Manager Managed the fund since 2016
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

4

John Hancock Blue Chip Growth Fund
Investment objective

To provide long-term growth of capital. Current income is a secondary objective.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee[1]	0.74
Other expenses	0.04
Total annual fund operating expenses	0.78
Contractual expense reimbursement[2]	-0.01
Total annual fund operating expenses after expense reimbursements	0.77
1	“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2020.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	79
3 years	248
5 years	432
10 years	965
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The manager defines blue chip growth companies as those well established in their industries and with the potential for above-average earnings growth.
In identifying blue chip companies in which to invest, the manager generally considers whether they have viable or growing leading market positions, seasoned management teams, and strong financial fundamentals. This investment approach reflects the manager’s belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) and a positive industry outlook will ultimately reward investors. The manager also seeks to invest in some companies with good prospects for dividend growth.
While most of the assets of the fund are invested in U.S. common stocks, the fund may also invest in other types of securities, including (i) U.S. dollar- and foreign currency-denominated foreign securities (up to 20% of net assets), (ii) convertible stocks, warrants, and bonds, and (iii) futures and options. Combined investments in convertible securities, preferred stocks, and debt securities are limited to 25% of total assets. The fund may invest in debt securities of any type without regard to quality or rating, including those rated below investment-grade (junk bonds) (up to 5% of total assets). The fund’s investment policies are based on credit ratings at the time of purchase. The fund’s debt securities may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Some loans may be illiquid.

5

The fund holds a certain portion of its assets in money market reserves consisting of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) or U.S. dollar- and foreign currency-denominated money market securities. These include repurchase agreements in the two highest rating categories that mature in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures, and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates.
In pursuing the fund’s investment objective, the manager may deviate from the fund’s normal investment criteria to purchase securities the manager believes might appreciate substantially. The fund may invest significantly in the information technology sector, and the fund may at times invest significantly in stocks of technology companies.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

6

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mid-sized company risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Technology companies risk. Technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.
Telecommunications sector risk. Telecommunication services companies are subject to government regulation of services and rates of return and can be significantly affected by intense competition, among other factors.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The Russell 1000 Growth Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 24.35%.
Best quarter: Q1 2012, 18.74%
Worst quarter: Q4 2018, -14.25%

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	29.73	15.10	15.82
after tax on distributions	29.29	12.82	14.30
after tax on distributions, with sale	17.92	11.53	12.96
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	13.56
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39	14.63	15.22
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management

Larry J. Puglia, CFA, CPA Vice President Managed the fund since 2005
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

8

John Hancock Capital Appreciation Fund
Investment objective

To seek long-term growth of capital.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.70
Other expenses	0.05
Total annual fund operating expenses	0.75
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.74
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	76
3 years	239
5 years	416
10 years	929
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the manager believes have above average growth prospects. These companies are generally mid-to large-capitalization companies.
The manager follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. The manager looks for companies that experience some or all of the following: (i) above-average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow, and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.
Securities in which the fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the fund is not likely to receive significant dividend income on its securities. Seeking to invest in companies with above market-average growth, the fund may invest significantly in sectors associated with such growth, including information technology.

9

In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the fund invests include: (i) American Depositary Receipts (ADRs); (ii) warrants and rights; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITs); and (v) initial public offerings (IPOs) and similar securities. (Convertible securities are securities —like bonds, corporate notes and preferred stocks—that the fund can convert into the company’s common stock, cash value of common stock, or some other equity security.)
In addition to the principal strategies discussed above, the fund may also use the following investment strategies to attempt to increase the fund’s return or protect its assets if market conditions warrant:

■	The fund may make short sales of a security including short sales “against the box.”

■	The fund may invest up to 20% of its total assets in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities.)

■	The fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

■	The fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities.

■	The fund may invest in fixed-income securities rated investment grade. These include corporate debt and other debt obligations of U.S. and foreign issuers. The fund may invest in obligations that are not rated, but that the manager believes are of comparable quality to these obligations.

■	The fund may invest in repurchase agreements.

The manager considers selling or reducing a stock position when, in the opinion of the manager, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement. The fund may focus its investments in a particular sector or sectors of the economy.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

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Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Mid-sized company risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

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Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 38.69%.
Best quarter: Q1 2012, 19.41%
Worst quarter: Q4 2018, -16.45%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	33.20	14.65	14.53
after tax on distributions	30.09	10.66	12.10
after tax on distributions, with sale	21.84	10.83	11.57
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39	14.63	15.22
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Jennison Associates LLC
Portfolio management

Blair A. Boyer Managing Director Managed the fund since 2019	Michael A. Del Balso Managing Director Managed the fund since 2005	Rebecca Irwin Managing Director Managed the fund since 2019
Natasha Kuhlkin, CFA Managing Director Managed the fund since 2019	Kathleen A. McCarragher Managing Director Managed the fund since 2005	Spiros “Sig” Segalas President and Chief Investment Officer Managed the fund since 2005
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

12

John Hancock Capital Appreciation Value Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.83
Other expenses	0.04
Total annual fund operating expenses	0.87
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.86
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	88
3 years	277
5 years	481
10 years	1,072
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the fund’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The fund may invest up to 20% of its total assets in foreign securities.
The fund’s common stocks generally fall into one of two categories: the larger category comprises long-term core holdings whose prices when purchased by the fund are considered low in terms of company assets, earnings, or other factors; the smaller category comprises opportunistic investments whose prices the manager expects to rise in the short term but not necessarily over the long term. There are no limits on the market capitalization of the issuers of the stocks in which the fund invests. Since the manager attempts to prevent losses as well as achieve gains, the manager typically uses a value approach in selecting investments. The manager’s in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor but are believed to have good prospects for capital appreciation. The manager may establish relatively large positions in companies it finds particularly attractive.
In addition, the manager searches for attractive risk/reward values among all types of securities. The portion of the fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the fund’s cash reserve may reflect the manager’s ability to find companies that meet valuation criteria rather than its market outlook.

13

Bonds, bank loans and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations in determining whether to purchase a particular security. Some loans may be illiquid. The fund’s investments in below-investment grade debt securities and loans are limited to 25% of total assets. If a security is split rated (i.e., rated investment grade by at least one rating agency and noninvestment grade by another rating agency), the higher rating will be used for purposes of this requirement. The fund may also purchase other securities, including bank debt, loan participations and assignments and futures and options. The fund’s investments in options, if any, will be primarily in an effort to protect against downside risk or to generate additional income.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may invest up to 10% of its total assets in hybrid instruments to protect against downside risk or as a substitute for investing directly in certain securities. Hybrid instruments are a type of high-risk derivative such as covered calls, over-the-counter options and credit default swaps, which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. In addition, the fund may invest up to 10% of its total assets in mortgage- and asset-backed securities.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, options, and credit default swaps. Futures contracts, options, and credit default swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.

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Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investing style risk. The fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The fund’s custom blended benchmark comprises 60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index and shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 5.66%.
Best quarter: Q1 2019, 11.81%
Worst quarter: Q4 2018, -6.34%

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (01/06/11)
Class NAV (before tax)	24.52	10.42	11.36
after tax on distributions	21.05	7.26	8.47
after tax on distributions, with sale	16.38	7.35	8.30
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	13.23
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	22.18	8.37	9.44
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management

David R. Giroux, CFA Vice President Managed the fund since 2011
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

16

John Hancock Core Bond Fund
Investment objective

To seek total return consisting of income and capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.57
Other expenses	0.04
Total annual fund operating expenses	0.61
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.60
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	61
3 years	194
5 years	339
10 years	761
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 347% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
The fund invests in debt securities that the manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The fund may also invest in unrated bonds that the manager believes are comparable to investment-grade debt securities. The fund may invest to a significant extent in mortgage-backed securities, including collateralized mortgage obligations.
Under normal market conditions, the manager expects to maintain an effective duration within 10% (in either direction) of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the duration of this index as of October 31, 2020 was 6.12 years).
The fund may invest:

■	Up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

■	Up to 20% of total assets in U.S. dollar-denominated obligations of foreign issuers; and

■	Up to 10% of total assets in stripped mortgage-backed securities.

17

As part of a mortgage-backed securities investment strategy, the fund may enter into dollar rolls. The fund may also enter into reverse repurchase agreements to enhance return.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, reverse repurchase agreements, and options. Futures contracts and options generally are subject to counterparty risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.

18

Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 7.37%.
Best quarter: Q3 2011, 3.41%
Worst quarter: Q4 2016, -3.04%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	8.27	2.72	3.91
after tax on distributions	6.80	1.62	2.50
after tax on distributions, with sale	4.91	1.59	2.46
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.75
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wells Capital Management, Incorporated
Portfolio management

Maulik Bhansali, CFA Senior Portfolio Manager Managed the fund since 2017	Jarad Vasquez Senior Portfolio Manager Managed the fund since 2017
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

19

John Hancock Emerging Markets Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.93
Other expenses	0.21
Total annual fund operating expenses	1.14
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	1.13
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	115
3 years	361
5 years	627
10 years	1,385
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal investment strategies

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the manager. These emerging markets (Approved Markets) may include frontier markets (emerging markets countries in an earlier stage of developement). A company is associated with an emerging market if its securities meet the definition of “Approved Market Securities,” as defined below.
The fund invests across all market capitalizations with an increased exposure to securities of small-cap issuers and securities the manager considers to be value securities, as described below. The fund invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges of any country or actively traded on over-the-counter markets. The fund may invest in financial services companies. The fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited.
The manager primarily considers value stocks to be those with a low price in relation to their book value. In assessing value, the manager may also consider additional factors, such as price-to-cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used to assess value may change from time to time. The manager may also consider profitability of an eligible company relative to others in making investment decisions. In assessing profitability, the manager may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

20

In determining Approved Markets, the manager may consider various factors, including, without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, and MSCI. Approved Markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the manager may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the fund.
The fund may also use derivatives such as futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may use derivatives for an Approved Market or other equity market (including U.S.) securities and indices. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or currency exchange.
To facilitate seeking broad market diversification, the manager will not use fundamental securities research techniques in selecting securities. The manager retains full discretion with respect to investing in and allocating assets among Approved Markets and issuers associated with them. The fund may focus its investments in a particular sector or sectors of the economy.
Approved Markets
As of the date of this prospectus, the fund considers the following emerging-market countries to be Approved Markets for purposes of its 80% policy described above. In determining when and whether to invest in an Approved Market, the manager may consider factors such as asset growth in the fund, constraints imposed within markets authorized for investment, and other characteristics of each country’s markets. Other countries may be authorized for investment in the future in addition to the countries listed below. Although the manager does not intend to purchase securities not associated with an Approved Market, the fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the fund from time to time. Also, the fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

Brazil Chile China (including China-A shares)	Colombia Czech Republic Egypt	Greece Hungary India	Indonesia Malaysia Mexico	Peru Philippines Poland	Russia South Africa South Korea	Taiwan Thailand Turkey	Qatar Saudi Arabia United Arab Emirates
Approved Market Securities
“Approved Market Securities” are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets, or have at least 50% of their assets in Approved Markets; (f) Approved Market equity securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the fund’s benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The manager, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the manager may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies’ securities meet the definition of Approved Market securities.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

21

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Frontier-market risk. Frontier-market countries generally have smaller economies and less-developed capital markets and political systems than traditional emerging-market countries, which magnifies emerging-market risks.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Greater China risk. Investments in the Greater China region may be subject to less developed trading markets, acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse government actions. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options on futures contracts, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.

22

Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -7.30%.
Best quarter: Q3 2010, 19.76%
Worst quarter: Q3 2011, -26.23%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	14.83	4.47	2.89
after tax on distributions	13.75	3.64	2.04
after tax on distributions, with sale	8.78	3.06	1.91
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	18.44	5.61	3.68
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Dimensional Fund Advisors LP
Portfolio management

Will B. Collins-Dean, CFA Senior Portfolio Manager and Vice President Managed the fund since 2019	Jed S. Fogdall Senior Portfolio Manager and Vice President Managed the fund since 2010	Mary T. Phillips, CFA Senior Portfolio Manager and Vice President Managed the fund since 2017
Bhanu P. Singh Senior Portfolio Manager and Vice President Managed the fund since 2015
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

23

John Hancock Emerging Markets Debt Fund
Investment objective

To seek total return with an emphasis on current income as well as capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.70
Other expenses	0.07
Total annual fund operating expenses	0.77
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.76
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	78
3 years	245
5 years	427
10 years	953
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets in fixed-income securities and debt instruments of emerging-market issuers. The manager may consider, but is not limited to, the classifications by the World Bank, the International Finance Corporation, or the United Nations and its agencies in determining whether a country is an emerging or a developed country. Examples of emerging-market countries include most African, Central Asian, Eastern European, and South and Central American nations.
The manager uses proprietary research to identify specific countries, corporate sectors, and issuers that are attractively priced. The manager’s investment decisions are not constrained by market capitalization, company fundamentals, security valuation or seasoning, or similar characteristics. The manager uses economic and industry analysis to try to anticipate shifts in the business cycle. Due to potentially volatile conditions in emerging markets, the fund’s portfolio turnover ratio may be higher-than-average, which could increase transaction costs.
The fund may invest in debt securities of any maturity denominated in any currency, including but not limited to: debt issued by governments or government agencies, including the U.S. Treasury; U.S. and foreign corporate-debt instruments; mortgage- and asset-backed securities and collateralized mortgage obligations; and variable and floating-rate senior and subordinated corporate-debt obligations. The fund may invest in countries that do not have sovereign bond ratings or whose bonds are rated below-investment-grade (junk bonds). The fund may invest in corporate or other privately issued debt instruments of issuers with market

24

capitalizations below $1 billion. The fund may attempt to mitigate the risk of unexpected, adverse currency fluctuations through the use of exchange-listed or over-the-counter financial derivatives instruments, including currency forwards, nondeliverable forwards, currency options, interest-rate swaps, interest-rate futures, interest-rate options, index options, and credit default swaps.
The fund is non-diversified and may both invest in a smaller number of issuers and invest more of its assets in the securities of a single issuer than a diversified fund.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds through Bond Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (“PRC”), is subject to certain restrictions and risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts and swaps, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

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Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
A note on performance
Class A and Class NAV shares commenced operations on January 4, 2010 and June 20, 2013, respectively. Returns for Class NAV shares prior to June 20, 2013 are those of Class A shares except that they do not include sales charges and would be lower if they did. Returns for Class NAV shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class A shares for the periods shown, performance would have been lower.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -3.22%.
Best quarter: Q1 2012, 7.27%
Worst quarter: Q3 2011, -8.89%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (01/04/10)
Class NAV (before tax)	15.09	6.06	5.83
after tax on distributions	12.77	3.64	3.36
after tax on distributions, with sale	8.86	3.52	3.45
J.P. Morgan EMBI Global Index (reflects no deduction for fees, expenses, or taxes)	14.42	5.88	6.58

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Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Roberto Sanchez-Dahl, CFA Managing Director, Senior Portfolio Manager Managed the fund since 2013	Elina Theodorakopoulou Managing Director, Portfolio Manager Managed the fund since 2021	Paolo H. Valle Managing Director, Senior Portfolio Manager Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock Equity Income Fund
Investment objective

To provide substantial dividend income and also long-term growth of capital.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee[1]	0.69
Other expenses	0.04
Total annual fund operating expenses	0.73
Contractual expense reimbursement[2]	-0.01
Total annual fund operating expenses after expense reimbursements	0.72
1	“Management fee” has been restated to reflect the contractual management fee schedule effective May 1, 2020.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	74
3 years	232
5 years	405
10 years	906
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. The fund employs a “value” approach and invests in stocks and other securities that appear to be undervalued by various measures but have good prospects for capital appreciation and dividend growth.
Under normal market conditions, substantial dividend income means that the yield on the fund’s portfolio securities generally exceeds the yield on the fund’s benchmark. The manager believes that income can contribute significantly to total return over time and expects the fund’s yield to exceed that of the Russell 1000 Value Index. While the price of a company’s stock can go up or down, stocks paying a high level of dividend income tend to be less volatile than those paying a lower level and may help offset losses in falling markets.
The fund will generally consider companies with established operating histories, above-average dividend yield or low price/earnings ratios relative to the Russell 1000 Value Index, positive financial characteristics, and/or low stock price relative to a company’s underlying value. The fund may also purchase other types of securities in keeping with its objective, including: (i) U.S. dollar-and foreign currency-denominated foreign securities (up to 25% of total assets); (ii) preferred stocks; (iii) convertible stocks, bonds, and warrants; (iv) futures and options; and (v) bank debt, loan participations, and assignments.

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The fund may invest in fixed-income securities without regard to quality or rating, including privately negotiated notes or loans (including loan participations and assignments (bank loans)) and up to 10% in below-investment-grade fixed-income securities (junk bonds). The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Some loans may be illiquid.
The fund holds a certain portion of its assets in money market reserves consisting of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) or U.S. dollar- and foreign currency-denominated money market securities. These include repurchase agreements in the two highest rating categories that mature in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures, and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates.
In pursuing the fund’s investment objective, the manager may deviate from the fund’s normal investment criteria to purchase securities the manager believes might appreciate substantially. The fund may invest significantly in certain sectors, such as the financials sector.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.

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Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The S&P 500 Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -16.35%.
Best quarter: Q4 2011, 12.09%
Worst quarter: Q3 2011, -15.49%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	26.44	8.08	10.67
after tax on distributions	23.48	5.36	8.75
after tax on distributions, with sale	16.71	5.54	8.12

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	26.54	8.29	11.80
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	13.56
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management

John D. Linehan, CFA Portfolio Manager and Vice President Managed the fund since 2015
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock Floating Rate Income Fund
Investment objective

To seek a high level of current income.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.68
Other expenses[1]	0.13
Acquired fund fees and expenses[2]	0.01
Total annual fund operating expenses[3]	0.82
Contractual expense reimbursement[4]	-0.15
Total annual fund operating expenses after expense reimbursements	0.67
1	“Other expenses” shown exclude certain one-time credits received in the prior fiscal year equivalent to 0.01%.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.66% of average daily net assets of the fund and expenses of Class NAV shares exceed 0.66% of average daily net assets attributable to the class. For purposes of these agreements, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense; and “expenses of Class NAV shares” means all expenses of the fund (as defined above) attributable to the class plus class-specific expenses. These agreements expire on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	68
3 years	247
5 years	440
10 years	1,000
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating-rate loans, which often include debt securities of domestic and foreign issuers that are rated below investment grade (rated below Baa by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. or BBB by Standard and Poor’s Ratings Services), at the time of purchase, or are of comparable quality, as determined by the manager, and other floating-rate securities. Bonds that are rated at or below BB by Standard and Poor’s Ratings Services or Ba by Moody’s Investors Service, Inc. are considered junk bonds.

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The fund may invest in domestic and foreign loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London InterBank Offered Rate (LIBOR), or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered speculative. The fund may invest in loans of companies whose financial conditions are troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Some loans may be illiquid. The fund may also acquire and hold warrants and other equity interests. The fund may invest in loans, loan participations, and other securities of any maturity and duration. The fund may also invest in loans of any aggregate principal amount, which will vary from time to time.
For purposes of reducing risk and/or improving liquidity, the fund may invest in derivative instruments such as options (including options on securities indexes) and swaps (including credit default swaps).
The fund may invest in any number of issuers and may, at times, invest its assets in a small number of issuers. The fund may focus its investments in a particular sector or sectors of the economy. The fund’s investment process may result in a higher-than-average portfolio turnover ratio.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Distressed investments risk. Distressed investments, including loans, mortgages, bonds, and notes, may not be publicly traded and may involve substantial risk. A fund may lose up to its entire investment.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, options, and swaps. Options and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.

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Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small number of issuers risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for funds which may invest a large portion of assets in any one issuer or a small number of issuers.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
A note on performance
Prior to August 30, 2018, the fund was managed by a different subadvisor and thus, the performance presented prior to August 30, 2018 should not be attributed to the current subadvisor, BCSF Advisors, LP (Bain Capital Credit). The fund’s performance shown below might have differed materially had Bain Capital Credit managed the fund prior to August 30, 2018.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -1.06%.
Best quarter: Q2 2016, 4.76%
Worst quarter: Q3 2011, -3.98%

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	9.16	3.63	4.52
after tax on distributions	6.71	1.42	2.26
after tax on distributions, with sale	5.39	1.76	2.54
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	8.64	4.45	5.01
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor BCSF Advisors, LP (Bain Capital Credit)
Portfolio management

Andrew Carlino Managing Director and Portfolio Manager Managed the fund since 2018	Kim Harris Managing Director and Portfolio Manager Managed the fund since 2018	Nate Whittier Director and Portfolio Manager Managed the fund since 2019
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

35

John Hancock Fundamental Global Franchise Fund
Investment objective

The fund seeks to provide capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.80
Other expenses	0.09
Total annual fund operating expenses	0.89
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.88
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	90
3 years	283
5 years	492
10 years	1,095
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of franchise companies. A franchise company is one whose return on invested capital over a three-year period is above its cost of capital. Return on invested capital quantifies how well a company generates cash flow relative to the capital it has invested in its business, while its cost of capital refers to the cost of raising money to fund its business. These companies typically will have a leading share of industry sales, the ability to generate consistent sales growth over time as their products and services attract a larger customer base, and a strong record of return on capital invested in the company with a sustainable competitive advantage, meaning bargaining power with buyers and/or sellers and a unique product or process that is difficult to replicate or substitute and hard for others to compete with.
Under normal market conditions, at least 40% of the value of the fund’s net assets will be invested in issuers domiciled outside of the United States, which includes securities for which the relevant reference entity is domiciled outside the United States, such as American Depositary Receipts (ADRs) that trade on U.S. exchanges.
The manager’s primary method of analysis is fundamental analysis, which is the ability to assess the health of a company, its competitive positioning, its strength of management, and its competitive advantages. Investment decisions are a function of finding stocks that possess the qualitative factors as outlined above and the manager believes are trading at a significant discount to the manager’s estimation of value.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.

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The fund may invest significantly in securities of companies in certain sectors, such as the consumer staples and consumer discretionary sectors (as defined by the Global Industry Classification Standards (GICS)), and may therefore experience greater volatility than funds investing in a broader range of sectors and may be more susceptible to the impact of market, economic, regulatory, and other factors affecting that sector.
The manager focuses on the equity securities of small-, mid-, and large-capitalization companies in both developed and emerging countries. The manager primarily invests in common stocks of developed and emerging companies, as well as ADRs, which trade on U.S. exchanges.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. The consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, interest rates, and government regulation, among other factors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

37

Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -0.17%.
Best quarter: Q1 2019, 15.21%
Worst quarter: Q4 2018, -13.63%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (06/29/12)
Class NAV (before tax)	28.90	11.03	12.08
after tax on distributions	26.79	7.95	9.44
after tax on distributions, with sale	18.30	8.10	9.13
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	27.67	8.74	11.57
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Emory W. Sanders, Jr., CFA Senior Managing Director and Senior Portfolio Manager Managed the fund since 2012	Jonathan T. White, CFA Managing Director and Senior Portfolio Manager (Lead) Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

38

John Hancock Global Equity Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.80
Other expenses	0.08
Acquired fund fees and expenses[1]	0.01
Total annual fund operating expenses[2]	0.89
Contractual expense reimbursement[3]	-0.01
Total annual fund operating expenses after expense reimbursements	0.88
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	90
3 years	283
5 years	492
10 years	1,095
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal investment strategies

The fund seeks to generate capital appreciation by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities. Under normal market conditions, at least 40% of the value of the fund’s net assets will be invested in securities of issuers domiciled outside of the United States, including in emerging markets. This includes securities of foreign issuers that trade on U.S. exchanges. Equity securities include common and preferred stocks and their equivalents, including depositary receipts, warrants, rights, and convertible securities. The fund may invest in securities of any market-capitalization.
The manager employs an unconstrained, bottom-up stock selection process based on fundamental research to attempt to identify undervalued companies that exhibit attractive valuations, solid business franchises, sustainable margins/cash flow, disciplined capital allocation, strong management teams, and strong balance sheets. The manager considers diversification benefits and liquidity of the security in making investment decisions.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.

39

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -2.50%.
Best quarter: Q1 2019, 14.87%
Worst quarter: Q4 2018, -11.38%

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (05/16/13)
Class NAV (before tax)	30.30	8.20	8.44
after tax on distributions	29.10	6.63	6.67
after tax on distributions, with sale	18.01	5.85	5.97
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	27.67	8.74	9.02
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Paul Boyne Senior Managing Director and Senior Portfolio Manager Managed the fund since 2013	Stephen Hermsdorf Managing Director and Portfolio Manager Managed the fund since 2018
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

41

John Hancock Health Sciences Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	1.04
Other expenses	0.07
Total annual fund operating expenses	1.11
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	1.10
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	112
3 years	352
5 years	611
10 years	1,351
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).
While the fund may invest in companies of any size, the majority of its assets are expected to be invested in large- and mid-capitalization companies.
The manager’s portfolio managers divide the health sciences sector into four main areas: pharmaceutical companies, health care services companies, medical products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the fund may purchase other securities, including foreign securities, futures, and options in keeping with its investment objective. In addition, the fund writes call and put options primarily as a means of generating additional income. The fund reserves the right to use options to seek protection against a decline in the value of its securities or an increase in prices of securities that may be purchased. Normally, the fund will own the securities on which it writes these options. The premium income received by writing covered calls can help reduce but not eliminate portfolio volatility.
The fund concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries.

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In managing the fund, the manager uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may also be emphasized. The fund generally seeks investments in companies that are developing new and effective medicines, as well as companies whose business models reduce costs or improve quality in health care systems.
The fund may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.
In pursuing its investment objective, the fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund’s management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a new product introduction or a favorable competitive development.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks— Hedging, derivatives and other strategic transactions risk” including entering into option transactions.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

43

Healthcare sector risk. Health sciences companies may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims, and legislative or regulatory activities, among other factors.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Mid-sized company risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The Lipper Health/Biotechnology Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 13.17%.
Best quarter: Q4 2019, 19.07%
Worst quarter: Q4 2018, -16.14%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (09/30/11)
Class NAV (before tax)	28.80	10.55	20.33
after tax on distributions	27.66	3.68	14.03
after tax on distributions, with sale	17.85	6.50	15.26
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	15.60
Lipper Health/Biotechnology Index (reflects no deduction for fees, expenses, or taxes)	27.59	9.67	18.92

44

Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management

Ziad Bakri, MD, CFA Portfolio Manager Managed the fund since 2016
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

45

John Hancock High Yield Fund
Investment objective

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.70
Other expenses[1]	0.10
Total annual fund operating expenses	0.80
Contractual expense reimbursement[2]	-0.01
Total annual fund operating expenses after expense reimbursements	0.79
1	“Other expenses” have been estimated for the first year of operations of the fund’s Class NAV shares.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	81
3 years	254
5 years	443
10 years	989
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The fund’s investments may include corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the manager to be of equivalent quality):
Corporate Bonds, Preferred Stocks and Convertible Securities
Moody’s Investors Services, Inc. . . . . . . . . . . . . . . . . . . Ba through C
Standard and Poor’s Ratings Services. . . . . . . . . . . . . . BB through D
Below-investment-grade securities are commonly referred to as “junk bonds.” The fund may also invest in investment-grade securities.
As part of its investment strategy, the fund will generally invest without restrictions within these ratings category ranges, or in unrated securities considered to be of equivalent quality by the manager.
The fund may invest in foreign bonds and other fixed-income securities denominated in foreign currencies, where, in the opinion of the manager, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the fund may invest include emerging market securities. The fund may invest up to 100% of its assets in foreign securities.

46

The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards. In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.
The fund may invest in fixed- and floating-rate loans, generally in the form of loan participations and assignments of such loans.
The fund normally maintains an average portfolio duration of between three and seven years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of a security to changes in interest rates.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, futures contracts, options, forwards, swaps and interest-rate swaps. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.
Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

47

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
A note on performance
Class NAV shares ceased operations on March 28, 2019. Returns after Class NAV shares ceased operations are those of Class 1 shares. Returns for Class NAV shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -1.11%.
Best quarter: Q1 2019, 8.39%
Worst quarter: Q3 2011, -8.08%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	12.91	4.74	6.60
after tax on distributions	11.34	2.09	3.69
after tax on distributions, with sale	7.62	2.38	3.83
Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	14.32	6.14	7.55
48

Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Western Asset Management Company, LLC
Sub-Subadvisor Western Asset Management Company Limited
Portfolio management

Michael C. Buchanan, CFA Co-Portfolio Manager and Deputy Chief Investment Officer Managed the fund since 2006	Walter E. Kilcullen Head of US High Yield/Portfolio Manager Managed the fund since 2017	S. Kenneth Leech Co-Portfolio Manager and Chief Investment Officer Managed the fund since 2014
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

49

John Hancock International Small Company Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.95
Other expenses	0.10
Total annual fund operating expenses	1.05
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	1.04
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	106
3 years	333
5 years	578
10 years	1,282
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-cap companies in the particular markets in which the fund invests. Based on market capitalization data as of October 31, 2020, the maximum market capitalization range of companies eligible for purchase by the fund was approximately $1.7 billion to $7.6 billion, depending on the country. The fund will primarily invest in a broad and diverse group of equity securities of foreign small companies in developed markets, but may also hold equity securities of companies located in emerging markets.
The fund invests its assets in securities listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country.
The manager measures company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the manager first ranks eligible companies based on market capitalizations and then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the fund with respect to each country or region. These thresholds will vary based on market conditions. The fund intends to use a market-capitalization-weighted approach in seeking to set country weights based on the relative market capitalizations of eligible small companies within each country (see below). Weightings of certain countries may vary from their weightings in published international indices.
The fund may also use derivatives such as futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. Futures contracts and options on futures contracts may be for foreign or U.S. equity securities and indices. The fund may also enter into

50

forward currency contracts to facilitate settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or currency exchange. In addition to cash, money market instruments, and other short-term investments, the fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment, to maintain liquidity to pay redemptions, to make other anticipated cash payments, or for other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.
The fund does not seek current income as an investment objective and investments will not be based on an issuer’s dividend payment policy or record, although many of the companies in which the fund invests do pay dividends.
The manager will determine in its discretion when and whether to invest in countries that have been authorized by its Investment Committee, depending on a number of factors, including, but not limited to, asset growth in the fund, constraints imposed within markets authorized for investment, and other characteristics of each country’s markets. Other countries may be authorized for investment in the future. Although the manager does not intend to purchase securities not associated with markets authorized for investment, the fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the fund from time to time. Also, the fund may continue to hold investments in countries that are not currently designated as markets authorized for investment, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously authorized markets.
Market-capitalization-weighted approach
The fund uses market capitalization weighting to determine individual security weights and, where applicable, country or region weights. Market-capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market-capitalization weighting may be modified by the manager for a variety of reasons. The manager may adjust the representation in the fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, investment characteristics, and other factors that the manager determines to be appropriate. The manager may deviate from market-capitalization weighting to limit or fix the exposure of the fund to a particular country or issuer to a maximum proportion of fund assets. The manager may exclude the stock of a company that meets applicable market capitalization criterion if the manager determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market-capitalization weighting.
Country weights may be based on the total market capitalization of companies within each country and may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize

51

include: foreign currency forward contracts, futures contracts, options on futures contracts, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The MSCI EAFE Small Cap Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -7.57%.
Best quarter: Q3 2010, 16.96%
Worst quarter: Q3 2011, -19.60%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	23.39	7.27	7.46
after tax on distributions	21.69	5.89	6.42
after tax on distributions, with sale	14.24	5.20	5.60
MSCI World ex–USA Small Cap Index (reflects no deduction for fees, expenses, or taxes)	25.41	8.17	8.04
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses, or taxes)	24.96	8.85	8.74
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Dimensional Fund Advisors LP

52

Portfolio management

Jed S. Fogdall Senior Portfolio Manager and Vice President Managed the fund since 2010	Arun Keswani, CFA Senior Portfolio Manager and Vice President Managed the fund since 2015	Mary T. Phillips, CFA Senior Portfolio Manager and Vice President Managed the fund since 2017
Bhanu P. Singh Senior Portfolio Manager and Vice President Managed the fund since 2015
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

53

John Hancock International Strategic Equity Allocation Fund
Investment objective

To seek capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.63
Other expenses	0.06
Acquired fund fees and expenses[1]	0.02
Total annual fund operating expenses[2]	0.71
Contractual expense reimbursement[3]	-0.01
Total annual fund operating expenses after expense reimbursements	0.70
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	72
3 years	226
5 years	394
10 years	882
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 76% of the average value of its portfolio.
Principal investment strategies

The fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of any market capitalization, including futures on indexes of equity securities. The fund primarily invests in foreign securities. The fund’s allocation to various markets and types of securities will be actively managed.
The fund may invest in both developed and emerging markets. The fund’s investment in equity securities will vary both with respect to types of securities and markets in response to changing market and economic trends. The fund’s allocation of securities will depend on the manager’s outlook for the markets and generally reflect the manager’s strategic asset allocation analysis and their assessment of the relative attractiveness of a particular asset class, country or region. When determining whether to invest in a particular market, the manager considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.
The fund may also invest in equity securities of U.S. issuers. Investments in exchange-traded funds (ETFs) and derivative instruments may be used to reduce risk and/or obtain efficient investment exposure, and may include options, futures contracts, and swaps (including interest-rate swaps).

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The fund also may invest in fixed-income securities, including, but not limited to:
• U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation;
• U.S. Treasury futures contracts;
• Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs);
• U.S. and foreign corporate bonds;
• Foreign government and agency securities; and
• Lower-rated fixed-income securities and high-yield securities (also known as “junk bonds”).
The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency. The fund may actively manage its exposure to foreign currencies through the use of foreign currency forward contracts and other currency derivatives. The fund may own foreign cash equivalents and foreign bank deposits as part of its investment strategy. The fund may invest in foreign currencies for hedging and speculative purposes. The fund may focus its investments in a particular sector or sectors of the economy.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Principal risks — Hedging, derivatives and other strategic transactions risk,” including, but not limited to, futures and options contracts, foreign currency forward contracts and swaps. The fund may engage in derivatives transactions for hedging and non-hedging purposes including, without limitation, the following purposes:
• to attempt to protect against possible changes in the market value of securities held or to be purchased by the fund resulting from securities markets or currency exchange rate fluctuations;
• to protect the fund’s unrealized gains in the value of its securities;
• to facilitate the sale of the fund’s securities for investment purposes;
• to manage the effective maturity or duration of the fund’s securities;
• to establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;
• to facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities; and
• to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Principal risks

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of

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investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options, foreign currency swaps, interest-rate swaps and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -4.92%.
Best quarter: Q1 2019, 9.99%
Worst quarter: Q4 2018, -11.90%

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Average annual total returns (%)—as of 12/31/19	1 year	Since inception (10/17/16)
Class NAV (before tax)	20.64	8.17
after tax on distributions	19.29	5.37
after tax on distributions, with sale	12.21	5.44
MSCI All Country World ex–USA Index (reflects no deduction for fees, expenses, or taxes)	21.51	9.35
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Matthew Murphy, CFA Director and Portfolio Manager Managed the fund since 2020	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2016
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock Mid Cap Stock Fund
Investment objective

To seek long-term growth and capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.83
Other expenses	0.04
Total annual fund operating expenses	0.87
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.86
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	88
3 years	277
5 years	481
10 years	1,072
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 86% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the fund, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Mid Cap Index ($929.8 million to $45.4 billion as of October 31, 2020) or the S&P Mid Cap 400 Index ($630 million to $14.3 billion as of October 31, 2020).
The manager’s investment approach is based primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, the manager looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., strong management teams), and attractive relative value within the context of a security’s primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The fund may invest up to 25% of its total assets in foreign securities, including emerging market securities. The fund may focus its investments in a particular sector or sectors of the economy.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

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Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Mid-sized company risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.
Privately held and newly public companies risk. Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and may be difficult to value. There may be significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. The extent (if at all) to which securities of privately held companies or newly public companies may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of privately held companies tend to have a greater exposure to liquidity risk than funds that do not invest in securities of privately held companies.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

59

Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 38.64%.
Best quarter: Q1 2019, 24.23%
Worst quarter: Q3 2011, -20.90%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	34.99	12.27	13.55
after tax on distributions	31.19	9.27	11.02
after tax on distributions, with sale	23.39	9.00	10.48
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	35.47	11.60	14.24
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wellington Management Company LLP
Portfolio management

Mario E. Abularach, CFA, CMT Senior Managing Director, Partner and Equity Research Analyst Managed the fund since 2005	Stephen Mortimer Senior Managing Director, Partner and Equity Portfolio Manager Managed the fund since 2009
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock Mid Value Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.95
Other expenses	0.04
Total annual fund operating expenses	0.99
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.98
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	100
3 years	314
5 years	546
10 years	1,212
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that are within the S&P Mid Cap 400 Index ($630 million to $14.3 billion as of October 31, 2020) or the Russell MidCap Value Index ($929.8 million to $42.1 billon as of October 31, 2020). The fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
The manager employs a value approach in selecting investments. The manager’s in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values. The manager generally looks for companies with one or more of the following characteristics:

■	Low stock prices relative to net assets, earnings, cash flow, sales, book value, or private market value;

■	Demonstrated or potentially attractive operating margins, profits and/or cash flow;

■	Sound balance sheets and other positive financial characteristics;

■	Stock ownership by management/employees; and

■	Experienced and capable management.

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The fund’s sector exposure is broadly diversified as a result of stock selection and therefore may vary significantly from its benchmark, the Russell Midcap Value Index. The market capitalization of companies held by the fund and included in the indices changes over time. The fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside these ranges.
The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
In pursuing the fund’s investment objective, the manager has the discretion to deviate from its normal investment criteria, as described above, and purchase securities that the manager believes will provide an opportunity for substantial appreciation. These situations might arise when the manager believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.
The fund may invest in initial public offerings (IPOs). While most assets will be invested in U.S. common stocks, the fund may purchase other types of securities, for example: convertible securities and warrants, foreign securities (up to 20% of total assets), certain exchange-traded funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities). For purposes of the fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates.
Except when engaged in temporary defensive investing, the fund normally has less than 10% of its assets in cash and cash equivalents. The fund may focus its investments in a particular sector or sectors of the economy.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.

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Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investing style risk. The fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -8.86%.
Best quarter: Q1 2013, 12.11%
Worst quarter: Q3 2011, -17.59%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	19.38	7.28	10.48
after tax on distributions	18.28	5.04	8.02
after tax on distributions, with sale	11.69	5.09	7.76
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	27.06	7.62	12.41
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor T. Rowe Price Associates, Inc.

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Portfolio management

David J. Wallack Vice President Managed the fund since 2009
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

64

John Hancock Multi-Asset High Income Fund
Investment objective

Seeks to provide a high level of current income with consideration for capital appreciation and preservation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.42
Other expenses	0.75
Total annual fund operating expenses	1.17
Contractual expense reimbursement[1]	-0.65
Total annual fund operating expenses after expense reimbursements	0.52
1	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.52% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	53
3 years	307
5 years	581
10 years	1,362
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal investment strategies

The fund has significant flexibility to achieve its investment objective and invests in a broad range of income-producing securities. The fund invests in debt and equity securities, as well as derivative instruments, in the U.S. and developed and emerging markets throughout the world. There is no limit on the number of countries in which the fund may invest, and the fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the manager attempts to capture these opportunities and has wide latitude to allocate the fund’s assets among strategies and asset classes. The manager buys and sells securities and investments for the fund based on the manager’s views of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations.
Under normal market circumstances the fund invests in a broad range of income-producing securities across asset classes as market conditions warrant, but the fund may invest up to 100% of its assets in fixed-income securities and may invest up to 70% of its assets in equity securities from time to time to adjust to prevailing market conditions.
The fund may invest in individual fixed-income securities to the fullest extent permissible. The fund may invest in a portfolio of fixed income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. The fund

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may also invest significantly in below-investment-grade bonds (also known as junk bonds) (e.g., high yield bonds or arbitrage and distressed securities), below-investment-grade bank loans, foreign currency denominated bonds and bonds of emerging market issuers. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund’s investment in foreign currency-denominated bonds may be on a currency hedged or unhedged basis. Below-investment-grade bonds acquired by the fund directly or through investing in exchange-traded funds (ETFs) and other underlying funds will generally be in the lower categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services (S&P) or Ba or lower by Moody’s Investors Service, Inc. (Moody’s)) or, if unrated, will be determined by the management team to be of similar quality. Split-rated bonds will be considered to have the higher credit rating. The fund’s investment policies are based on credit ratings at the time of purchase. The average portfolio duration of the fund will vary based on the management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.
The fund may invest in common stock, preferred stock, securities convertible into common and preferred stock, and non-convertible preferred stock. The fund generally intends to invest in dividend paying stocks. From time to time, the fund may invest in shares of companies through initial public offerings (IPOs). The fund may invest in securities of both U.S. or foreign issuers without limit, which can be U.S. dollar-based or foreign currency-based and may be currency hedged or unhedged. The fund may invest in securities of companies of any market capitalization.
The fund also may invest extensively in derivative instruments such as futures, options, and swaps, which are generally financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed-income securities, interest rates, total return rates, currencies or currency exchange rates, and related hedging purposes. Derivatives may be used to hedge against losses from movements in stock, currency exchange rates or interest rates. Derivatives may be used for non-hedging purposes in order to invest indirectly in securities or financial markets, for duration management which allows the fund to efficiently adjust the average maturity of the fixed-income securities it holds, to gain exposure to foreign currencies, for efficient portfolio management, or to generate additional income for the fund. The fund may also invest in structured notes that provide exposure to derivative instruments. The fund also may invest in restricted or illiquid securities.
The fund writes options on a portion of the value of the fund’s portfolio, although this amount is expected to vary over time based upon U.S. and non-U.S. market conditions and other factors. The fund’s use of written call options involves a tradeoff between the options premiums received and the reduced participation in potential future security price appreciation of its portfolio. As the seller of call options, the fund receives cash (the premium) from purchasers of the options. The purchaser of a call option has the right to receive from the option seller any appreciation in value over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the fund sells the potential appreciation in value, or exercise price, during the term of the option in exchange for the premium. The manager also may cause the fund to sell put options if the manager considers the pricing of those options highly favorable and sale of such an option might beneficially alter the risk profile of the fund’s option exposure. The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise and assignment transactions), and may include margin and interest costs in connection with both exchange-traded and over-the-counter transactions.
The fund may invest in other investment companies, including ETFs and closed-end funds. In addition, in seeking to achieve its investment objective, the fund may invest directly in, or indirectly through exchange-traded notes (ETNs) and investment companies, including ETFs, that focus their investment strategies on alternative or non-traditional asset categories such as commodities, market neutral (long/short) strategies, global real estate, natural resources, TIPS (Treasury Inflation-Protected Securities), foreign currency trading strategies, managed futures, arbitrage strategies, and tactical, shorter-term investment strategies.
The fund may trade securities actively, which could result in a higher-than-average portfolio turnover rate. The fund may focus its investments in a particular sector or sectors of the economy.
Principal risks

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Arbitrage strategies risk. Arbitrage strategies involve engaging in transactions that attempt to exploit the price differences of identical, related, or similar securities within a market or different markets or in different forms. The fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

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Distressed investments risk. Distressed investments, including loans, mortgages, bonds, and notes, may not be publicly traded and may involve substantial risk. A fund may lose up to its entire investment.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds through Bond Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (“PRC”), is subject to certain restrictions and risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand

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may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Natural resources industry risk. The natural resources industry can be significantly affected by international political and economic developments, energy conservation and exploration efforts, natural disasters or other extreme weather conditions, commodity prices, and taxes and other governmental regulations, among other factors.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The fund’s custom blended benchmark comprises 20% MSCI USA High Dividend Yield Index/ 10% MSCI World ex-USA High Dividend Yield Index/ 25% Bloomberg Barclays US Aggregate Credit - Corporate Investment Grade Index/ 45% Bloomberg Barclays Global High Yield (USD Hedged) Index and shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
A note on performance
Class C and Class NAV shares commenced operations on November 14, 2014 and June 4, 2020, respectively. Returns shown prior to Class NAV shares’ commencement date are those of Class C shares, except that they do not include sales charges and would be lower if they did. Returns for Class NAV shares would have been substantially similar to returns of Class C shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class C shares for the periods shown, performance would have been lower.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

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Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -13.59%.
Best quarter: Q1 2019, 6.63%
Worst quarter: Q4 2018, -4.44%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/14/14)
Class NAV (before tax)	12.98	3.31	3.10
after tax on distributions	11.81	2.12	1.87
after tax on distributions, with sale	7.76	2.03	1.85
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.14
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	27.67	8.74	8.46
20% MSCI USA High Dividend Yield Index/ 10% MSCI World ex–USA High Dividend Yield Index/ 25% Bloomberg Barclays US Aggregate Credit – Corporate Investment Grade Index/ 45% Bloomberg Barclays Global High Yield (USD Hedged) Index (reflects no deduction for fees, expenses, or taxes)*	16.35	6.57	6.19
70% Bloomberg Barclays U.S. Aggregate Bond Index/ 30% MSCI World Index (reflects no deduction for fees, expenses, or taxes)*	14.33	4.89	4.87
*	Prior to June 4, 2020, the fund’s custom blended benchmark was the 70% Bloomberg Barclays U.S. Aggregate Bond Index/ 30% MSCI World Index (reflects no deduction for fees, expenses, or taxes). Effective June 4, 2020, the fund’s custom blended benchmark comprises 20% MSCI USA High Dividend Yield Index/ 10% MSCI World ex-USA High Dividend Yield Index/ 25% Bloomberg Barclays US Aggregate Credit - Corporate Investment Grade Index/ 45% Bloomberg Barclays Global High Yield (USD Hedged) Index. The new custom blended benchmark better reflects the universe of investment opportunities based on the fund’s current investment strategy.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

John F. Addeo, CFA Global Fixed Income CIO, Senior Managing Director and Senior Portfolio Manager Managed the fund since 2020	Geoffrey Kelley, CFA Managing Director and Portfolio Manager Managed the fund since 2020	Caryn E. Rothman, CFA Managing Director and Portfolio Manager Managed the fund since 2020
Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2014	Christopher Walsh, CFA Managing Director and Portfolio Manager Managed the fund since 2018
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock New Opportunities Fund
Investment objective

The fund seeks long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.73
Other expenses[1]	0.16
Total annual fund operating expenses	0.89
Contractual expense reimbursement[2]	-0.01
Total annual fund operating expenses after expense reimbursements	0.88
1	“Other expenses” have been estimated for the first year of operations of the fund’s Class NAV shares.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	90
3 years	283
5 years	492
10 years	1,095
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small-capitalization U.S. companies. The fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. Capitalization ranges will change over time. The fund may invest in any economic sector, and at times may emphasize one or more particular sectors.
The fund also may invest in: (a) securities of foreign issuers, including foreign issuers located in emerging markets, either directly through investments in foreign currency-denominated securities traded outside of the U.S. or indirectly through depositary receipts; (b) real estate investment trusts (REITs); (c) initial public offerings (IPOs); and (d) master limited partnerships (MLPs).
The manager utilizes fundamental research and bottom-up stock selection to identify undervalued small cap companies with sustainable earnings growth, and whose management is focused on enhancing value for shareholders. The manager seeks to hold securities for the long term. The manager focuses on quality small-cap companies with sound management and long-term sustainable growth, regardless of style. In selecting companies, the manager looks for firms with the following key attributes:

■	Experienced, tenured, high-quality management

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■	Business models that deliver consistent long-term growth

■	Leading companies in attractive and defensible niche markets

■	Strong financial characteristics; and

■	Appropriate valuation.

Various factors may lead the manager to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the manager believes that the security has become overvalued.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
A note on performance

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Prior to September 27, 2014, the fund was managed by subadvisors other than the fund’s current subadvisor, GW&K Investment Management, LLC (GW&K) pursuant to a different investment strategy. From September 27, 2014 to September 6, 2019, the fund was managed by Brandywine Global Investment Management, LLC, Dimensional Fund Advisors LP, and GW&K pursuant to a multi-manager investment strategy. Effective on September 6, 2019, GW&K became the fund’s sole subadvisor. The performance information presented for periods prior to September 6, 2019, reflects management of the fund consistent with investment strategies in effect during those periods and might have been different if the fund’s investments had been managed under its current investment strategies solely by GW&K.
Class NAV shares commenced operations on October 17, 2005 and ceased operations on March 13, 2019. Returns after Class NAV shares ceased operations are those of Class C shares, except that they do not include sales charges and would be lower if they did. Returns for Class NAV shares would have been substantially similar to returns of Class C shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class C shares for the periods shown, performance would have been lower.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.59%.
Best quarter: Q4 2010, 17.5%
Worst quarter: Q3 2011, -23.12%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	21.01	6.10	11.10
after tax on distributions	20.05	3.70	9.12
after tax on distributions, with sale	13.12	4.09	8.67
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48	9.34	13.01
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor GW&K Investment Management, LLC (GW&K)
Portfolio management

Joseph C. Craigen, CFA Partner and Equity Portfolio Manager Managed the fund since 2014	Daniel L. Miller, CFA Partner and Director of Equities Managed the fund since 2014
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock Opportunistic Fixed Income Fund
Investment objective

To seek maximum total return, consistent with preservation of capital and prudent investment management.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee[1]	0.65
Other expenses[2],[3]	0.93
Acquired fund fees and expenses[4]	0.02
Total annual fund operating expenses[5]	1.60
Contractual expense reimbursement[6]	-0.69
Total annual fund operating expenses after expense reimbursements	0.91
1	“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2020.
2	“Other expenses” have been estimated for the first year of operations of the fund’s Class NAV shares.
3	“Other expenses” reflect interest expense resulting from the fund’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a fund expense for accounting purposes. Any interest expense amount will vary based on the fund’s use of those investments as an investment strategy. Had these expenses been excluded, “Other expenses” would have been 0.84%.
4	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
5	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
6	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.80% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	93
3 years	437
5 years	806
10 years	1,842
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 224% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments. Fixed income instruments include, but are not limited to the following securities, which may be denominated in U.S. dollars or foreign currencies: sovereign debt, inflation-linked bonds, corporate and high yield credit (also known as “junk bonds”), securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a lender.

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In order to achieve its investment objective, the manager seeks to:

■	invest across multiple asset types, geographies, credit tiers, and time horizons;

■	provide timely and dynamic exposure to a portfolio of global fixed income securities consisting of sovereign debt, inflation-linked bonds, corporate and high yield credit, securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities;

■	manage the fund’s overall performance volatility within a range as reflected by the Bloomberg Barclays Global Aggregate Bond Index hedged to USD over the medium to long-term;

■	generate total returns through three main approaches: strategic sector positioning, market-neutral strategies, and tactical asset allocation:

■	the strategic sector component of the portfolio provides exposure to non-core investment opportunities (e.g. emerging markets debt, high yield credit, bank loans etc.) that are designed to capture the repricing of long-term structural themes in the business cycle;

■	the market neutral component of the portfolio is primarily expressed via relative value positioning, aimed at providing incremental return with low correlation to the direction of global fixed income markets. Market neutral positions are typically taken on interest rates, currencies, corporate and high yield credit, and emerging market debt positions; and

■	tactical asset allocation is used to capture both short and medium term dislocations in the market. Tactical opportunities are primarily expressed via sector rotation, country selection, security selection, currency management strategies and duration management strategies.

■	combine the three approaches noted above in a holistic manner while managing aggregate portfolio risk.

The fund may invest in securities that at times may have equity-like characteristics including, but not limited to convertible securities or preferred equity. Additionally, the fund may hold equities received as part of a corporate action. The fund also may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities for defensive or other purposes. The fund may engage in active trading and may have a high portfolio turnover rate.
The fund makes significant use of derivative instruments and may take both long and short positions in securities. Derivatives may be used for purposes of hedging and/or efficient portfolio management and/or investment purposes. Derivatives may be exchange-traded or over-the-counter and may include futures contracts, options, credit default swaps, foreign currency swaps, interest rate swaps, total return swaps and foreign currency forward contracts. In its use of derivatives, the fund aims to contribute to the target return and the volatility strategies of the fund. The use of derivative instruments as part of the investment strategy means that the fund may, from time to time, have substantial holdings in liquid assets, including deposits and money market instruments.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of

74

investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, foreign currency swaps, total return swaps, futures contracts, options on futures, interest-rate swaps, inverse floating-rate securities, options, reverse repurchase agreements, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The Bloomberg Barclays Global Aggregate Bond Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
A note on performance

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Class NAV shares commenced operations on October 17, 2005 and ceased operations on April 17, 2019. Returns shown after Class NAV shares ceased operations are those of Class 1 shares. Returns for Class NAV shares would have been substantially similar to returns of Class 1 shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Prior to February 28, 2020, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington Management Company LLP (“Wellington Management”). The fund’s performance shown below might have differed materially had Wellington Management managed the fund prior to February 28, 2020.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 8.35%.
Best quarter: Q3 2010, 8.80%
Worst quarter: Q4 2016, -7.61%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	6.77	2.62	3.59
after tax on distributions	5.25	1.97	2.63
after tax on distributions, with sale	4.00	1.73	2.42
Bloomberg Barclays Global Aggregate (USD Hedged) Index (reflects no deduction for fees, expenses, or taxes)	8.22	3.57	4.08
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.84	2.31	2.48
Investment management

Investment advisor John Hancock Investment Management, LLC
Subadvisor Wellington Management Company, LLP
Portfolio management

Brian M. Garvey Senior Managing Director, Partner, and Portfolio Manager Managed the fund since 2020	Brij S. Khurana Managing Director and Portfolio Manager Managed the fund since 2020
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock Real Estate Securities Fund
Investment objective

To seek to achieve a combination of long-term capital appreciation and current income.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.70
Other expenses[1]	0.08
Total annual fund operating expenses	0.78
Contractual expense reimbursement[2]	-0.01
Total annual fund operating expenses after expense reimbursements	0.77
1	“Other expenses” have been estimated for the first year of operations of the fund’s Class NAV shares.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	79
3 years	248
5 years	432
10 years	965
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 133% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
A company is considered to be a real estate company if the Global Industry Classification Standards includes the company within its Real Estate sector or Hotels, Restaurants & Leisure Industry or Homebuilding sub-industry.
The manager looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends. This may include companies of any market capitalization, including small and mid-sized companies.
The manager’s approach to real estate investing is based on a bottom-up analysis of factors affecting individual securities, combined with a top-down analysis of the real estate market. The manager believes that property markets overly discount and extrapolate short-term events and that a research-intensive and long-term focus are the keys to sustainable returns. By focusing on multiple metrics to determine the value of a company, the manager is able to identify mis-pricing between stock prices and fundamentals, and ultimately invest in what the manager believes are long-term winners at below market valuations. The manager’s bottom-up research coupled with top-down trends in the property markets allow the manager to effectively capture inflection points and own companies with dominant and improving market positions before their true value is recognized by the broader investment community.

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A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.
Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.
If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.
The fund may realize some short-term gains or losses if the manager chooses to sell a security because it believes that one or more of the following is true:

■	A security is not fulfilling its investment purpose;

■	A security has reached its optimum valuation; or

■	A particular company or general economic conditions have changed.

Based on its recent practices, the manager expects that the fund’s assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.
When the manager believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts can help the fund’s cash assets remain liquid while performing more like stocks.)
The fund may invest up to 10% of its total assets in securities of foreign real estate companies.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer. The fund concentrates its investments in securities of issuers in the real estate industry.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors. A downturn in the real estate industry may significantly detract from performance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may

78

become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts. Futures contracts generally are subject to counterparty risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
A note on performance
Class 1 shares commenced operations on October 15, 2005. Because Class NAV shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class 1 shares. Returns for Class NAV shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.
Prior to November 16, 2020 (the “Effective Date”), the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington Management Company LLP (“Wellington Management”). The fund’s performance shown below might have differed materially had Wellington Management managed the fund prior to the Effective Date.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -13.78%.
Best quarter: Q4 2011, 16.57%
Worst quarter: Q3 2011, -16.12%

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Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	29.26	7.82	12.21
after tax on distributions	25.72	4.95	9.58
after tax on distributions, with sale	18.07	5.12	9.15
Dow Jones US Select REIT Index (reflects no deduction for fees, expenses, or taxes)	23.10	6.40	11.57
MSCI US REIT Index (reflects no deduction for fees, expenses, or taxes)[1]	25.84	7.03	11.93
1	Prior to the Effective Date, the fund’s primary benchmark was the MSCI US REIT Index. As of the Effective Date, the fund’s primary benchmark index is the Dow Jones US Select REIT Index. The Dow Jones US Select REIT Index is better aligned with the fund’s investment strategy.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wellington Management Company LLP
Portfolio management

Bradford D. Stoesser Senior Managing Director, Partner and Equity Portfolio Manager Managed the fund since 2020
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock Science & Technology Fund
Investment objective

To seek long-term growth of capital. Current income is incidental to the fund’s objective.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	1.02
Other expenses	0.08
Acquired fund fees and expenses[1]	0.01
Total annual fund operating expenses[2]	1.11
Contractual expense reimbursement[3]	-0.01
Total annual fund operating expenses after expense reimbursements	1.10
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	112
3 years	352
5 years	611
10 years	1,351
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 116% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
The fund employs a multi-manager approach with two managers, each of which employs its own investment approach and independently manages its portion of the fund. The fund will be rebalanced periodically so that the managers manage the following portions of the fund:
50%* Allianz Global Investors U.S. LLC (“AllianzGI US”)
50%* T. Rowe Price Associates, Inc. (“T. Rowe Price”)
*Percentages are approximate. Since the fund is only rebalanced periodically, the actual portion of the fund managed by each manager will vary.
This allocation methodology may change in the future.

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Some industries likely to be represented in the fund include:

■	information technology including hardware, software, semiconductors and technology equipment

■	telecommunications equipment and services

■	media including advertising, broadcasting, cable and satellite, movies, entertainment, publishing and information services

■	environmental services

■	internet commerce and advertising

■	life sciences and health care, including pharmaceuticals, health care equipment and services, and biotechnology

■	chemicals and synthetic materials

■	defense and aerospace

■	alternative energy

While most of the fund’s assets are invested in U.S. common stocks, the fund may also purchase other types of securities, including U.S. dollar- and foreign currency-denominated foreign securities, convertible stocks and bonds, and warrants, and use futures and options, in keeping with the fund’s investment objective.
Stock selection for the fund generally reflects a growth approach based on an assessment of a company’s fundamental prospects for above-average earnings, rather than on a company’s size. As a result, fund holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records. The fund may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development. The fund may invest in technology companies through initial public offerings (IPOs).
The fund holds a certain portion of its assets in money market reserves, which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates.
In managing its portion of the fund, AllianzGI US may enter into short sales including short sales against the box.
In pursuing the fund’s investment objective, each manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when they perceive an unusual opportunity for gain. These special situations might arise when a manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.
The fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

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Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, equity-linked notes (equity-linked notes generally reflect the risks associated with their underlying securities, depend on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market), and options. Futures contracts and options generally are subject to counterparty risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Technology companies risk. Technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The Lipper Science and Technology Index shows how the fund’s performance compares against the returns of similar

83

investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 31.77%.
Best quarter: Q1 2019, 21.90%
Worst quarter: Q4 2018, -16.88%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (02/14/13)
Class NAV (before tax)	37.27	17.13	19.00
after tax on distributions	34.47	7.54	10.94
after tax on distributions, with sale	24.05	10.68	12.83
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	13.90
Lipper Science and Technology Index (reflects no deduction for fees, expenses, or taxes)	39.75	16.46	17.96
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Allianz Global Investors U.S. LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management

T. Rowe Price
Ken Allen Vice President Managed the fund since 2009
Allianz
Huachen Chen Managing Director and Senior Portfolio Manager Managed the fund since 2013	Walter C. Price Managing Director and Senior Portfolio Manager Managed the fund since 2013	Michael A. Seidenberg Director, Portfolio Manager/Analyst Managed the fund since 2019
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock Small Cap Growth Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.87
Other expenses	0.06
Total annual fund operating expenses	0.93
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.92
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	94
3 years	295
5 years	514
10 years	1,142
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 98% of the average value of its portfolio.
Principal investment strategies

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small-cap companies. The fund defines small-cap companies as those that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000 Growth Index (approximately $11.9 billion as of October 31, 2020). The fund invests mainly in common stocks, but it may also invest in exchange-traded funds (ETFs) to a limited extent, generally for purposes of gaining temporary market exposure.
The manager employs a growth-oriented investment philosophy to analyze and select investments and seeks to own stocks of high quality companies (based on such characteristics as return-on-equity or profitability) trading at what the manager believes are attractive valuations and that are experiencing positive earnings revisions. The manager seeks to invest in companies that it believes could experience future growth rates at levels higher than the Russell 2000 Growth Index. The manager utilizes an investment process that incorporates proprietary quantitative and qualitative research.
The manager continuously monitors and evaluates its investments and attempts to mitigate risk through ownership of a well-diversified portfolio. The fund may focus its investments in a particular sector or sectors of the economy and its exposures may vary significantly from the Russell 2000 Growth Index. The fund may invest up to 10% of its total assets in foreign securities, including those in emerging markets, and may invest in initial public offerings (IPOs). The manager defines emerging markets countries as those countries included in the MSCI Emerging Markets Index.

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The manager will generally sell a stock if it determines, among other things, there has been an adverse change in the company’s fundamentals, competitive position, or change to its relative valuation.
Due to its investment strategy, the fund may buy and sell securities frequently, which may result in high transaction costs and additional shareholder expenses.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small company risk. Small companies are generally less established and may be more volatile than larger companies. Small-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Prior to December 26, 2017, the fund was managed by a different subadvisor pursuant to a different investment strategy. The performance presented prior to this date should not be attributed to Redwood Investments, LLC (Redwood Investments), the fund’s current subadvisor. The performance information presented for periods prior to December 26, 2017 reflects management of the fund consistent with investment strategies in effect during those periods and might have been different if the fund’s investments had been managed under its current investment strategies by Redwood Investments.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

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Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 16.29%.
Best quarter: Q1 2019, 15.65%
Worst quarter: Q3 2011, -21.32%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	16.48	6.88	12.03
after tax on distributions	16.48	4.50	10.22
after tax on distributions, with sale	9.76	5.12	9.69
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48	9.34	13.01
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Redwood Investments, LLC
Portfolio management

Valerie B. Klaiman, CFA Co-Portfolio Manager Managed the fund since 2017	Alexi Makkas Co-Portfolio Manager Managed the fund since 2018	Michael J. Mufson, CFA Co-Portfolio Manager Managed the fund since 2017
Ezra S. Samet, CFA Co-Portfolio Manager Managed the fund since 2017	Jennifer K. Silver, CFA Co-Portfolio Manager Managed the fund since 2017	Anthony E. Sutton Co-Portfolio Manager Managed the fund since 2017
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock Small Cap Value Fund
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee[1]	0.94
Other expenses	0.06
Acquired fund fees and expenses[2]	0.09
Total annual fund operating expenses[3]	1.09
Contractual expense reimbursement[4]	-0.03
Total annual fund operating expenses after expense reimbursements	1.06
1	“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2020.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.97% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	108
3 years	344
5 years	598
10 years	1,326
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. The fund defines small-cap companies as those with market capitalizations at or below the market capitalization of the largest company represented in either the Russell 2000 Value Index (approximately $11.9 as of October 31, 2020) or the S&P SmallCap 600 Index (approximately $4.3 billion as of October 31, 2020).

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The fund invests primarily in a diversified mix of common stocks of U.S. small-cap companies. The manager employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the manager believes have distinct value characteristics based on industry-specific valuation criteria. The manager focuses on high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small-cap market.
The manager seeks to identify companies demonstrating one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and conservative financial structures relative to industry average.
The fund’s sector exposures are broadly diversified but may vary significantly from the fund’s benchmark. The fund may invest up to 15% of its total assets in foreign securities (including up to 5% in emerging-market securities). The fund may invest significantly in financial services companies.
Under normal circumstances, the fund invests 10% or less (usually less) of its total assets in cash and cash equivalents.
The fund may invest in initial public offerings (IPOs). The fund may also purchase real estate investment trusts (REITs) or other real estate related equity securities, U.S. dollar-denominated foreign securities, and certain exchange-traded funds (ETFs). ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities that compose the ETF. The fund may focus its investments in a particular sector or sectors of the economy.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. The industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, and technological developments, among other factors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

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Value investing style risk. The fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -29.85%.
Best quarter: Q4 2011, 17.44%
Worst quarter: Q3 2011, -19.14%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	26.75	6.99	11.29
after tax on distributions	25.26	5.49	9.58
after tax on distributions, with sale	16.37	5.05	8.84
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	22.39	6.99	10.56
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wellington Management Company LLP
Portfolio management

Timothy J. McCormack, CFA Senior Managing Director, Partner, and Equity Portfolio Manager Managed the fund since 2008	Shaun F. Pedersen Senior Managing Director, Partner, and Equity Portfolio Manager Managed the fund since 2008	Edmond C. Griffin, CFA Managing Director and Equity Portfolio Manager Managed the fund since 2020
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock Strategic Equity Allocation Fund
Investment objective

To seek capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.63
Other expenses	0.04
Acquired fund fees and expenses[1]	0.01
Total annual fund operating expenses[2]	0.68
Contractual expense reimbursement[3]	-0.01
Total annual fund operating expenses after expense reimbursements	0.67
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	68
3 years	217
5 years	378
10 years	846
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 96% of the average value of its portfolio.
Principal investment strategies

The fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The fund’s allocation to various markets and types of securities will be actively managed.
The fund may invest in both developed and emerging markets. The fund’s investment in equity securities will vary both with respect to types of securities and markets in response to changing market and economic trends. The fund’s allocation of securities will depend on the manager’s outlook for the markets and generally reflect the manager’s strategic asset allocation analysis and their assessment of the relative attractiveness of a particular asset class. When determining whether to invest in a particular market, the manager considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.
The fund also may invest in exchange-traded funds and in fixed-income securities, including, but not limited to:

■	U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation;

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■	U.S. Treasury futures contracts;

■	Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs);

■	U.S. and foreign corporate bonds;

■	Foreign government and agency securities; and

■	Lower-rated fixed-income securities and high-yield securities.

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency. The fund may actively manage its exposure to foreign currencies through the use of foreign currency forward contracts and other currency derivatives. The fund may own foreign cash equivalents and foreign bank deposits as part of its investment strategy. The fund may invest in foreign currencies for hedging and speculative purposes. The fund may focus its investments in a particular sector or sectors of the economy.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Risks of investing —Hedging, derivatives and other strategic transactions risk,” including, but not limited to, futures and options contracts, foreign currency forward contracts and swaps, including credit default swaps and total return swaps. The fund may engage in derivatives transactions for hedging and non-hedging purposes including, without limitation, the following purposes:

■	to attempt to protect against possible changes in the market value of securities held or to be purchased by the fund resulting from securities markets or currency exchange rate fluctuations;

■	to protect the fund’s unrealized gains in the value of its securities;

■	to facilitate the sale of the fund’s securities for investment purposes;

■	to manage the effective maturity or duration of the fund’s securities;

■	to establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;

■	to facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities; and

■	to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of

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investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, options, swaps, and total return swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The fund’s custom blended benchmark comprises 70% Russell 3000 Index/30% MSCI AC World ex-USA Index and shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

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Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -0.58%.
Best quarter: Q1 2019, 12.08%
Worst quarter: Q4 2018, -13.41%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/16/12)
Class NAV (before tax)	25.66	8.52	10.67
after tax on distributions	24.28	5.59	8.32
after tax on distributions, with sale	15.41	5.91	7.92
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	14.12
70% Russell 3000 Index/ 30% MSCI AC World ex–USA Index (reflects no deduction for fees, expenses, or taxes)	28.13	9.55	11.51
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Matthew Murphy, CFA Director and Portfolio Manager Managed the fund since 2020	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.
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John Hancock Strategic Income Opportunities Fund
Investment objective

To seek to maximize total return consisting of current income and capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.64
Other expenses	0.05
Total annual fund operating expenses	0.69
Contractual expense reimbursement[1]	-0.03
Total annual fund operating expenses after expense reimbursements	0.66
1	The advisor contractually agrees to reduce its management fee (after giving effect to asset breakpoints) by an annual rate of 0.02% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	67
3 years	218
5 years	381
10 years	856
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 73% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds, and investment-grade corporate bonds and currency instruments. The fund may also invest in preferred stock and other types of debt securities, including mortgage-and asset-backed securities and loans. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risk of being a direct lender. No more than 80% of the fund’s assets will consist of instruments denominated in foreign currencies.
Although the fund may invest up to 10% of its total assets in securities rated as low as D (in default) by Standard & Poor’s Ratings Services (S&P) or Moody’s Investors Service, Inc. (Moody’s), or their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range (i.e., AAA to BBB). Bonds that are rated at or below BB by S&P or Ba by Moody’s are considered junk bonds. There is no limit on the average maturity of the fund’s portfolio. The fund’s investment policies are based on credit ratings at the time of purchase. Under normal circumstances, the fund may invest up to 15% of total assets in asset-backed securities rated lower than A by S&P or Moody’s, or their unrated equivalents (but under no circumstances lower than B or their unrated equivalents).
In managing the fund, the manager allocates assets among the four major types of instruments noted above based on analysis of global economic factors such as fiscal and monetary policies, projected international interest-rate movements, political environments, and currency trends. In abnormal circumstances, the manager

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may invest up to 100% of the fund’s assets in any one sector. The manager looks for investments that are appropriate for the fund in terms of yield, credit quality, structure, and industry distribution. Relative yields and risk/reward ratios are the primary considerations in selecting securities.
The fund may use certain higher-risk investments, including derivatives such as futures, options, and swaps (including credit default swaps), as well as restricted or illiquid securities. The fund may also invest significantly in currency spots and forwards, currency futures and options, and interest-rate options for both hedging and nonhedging purposes, including for purposes of enhancing returns. In addition, the fund may invest up to 10% of its net assets in domestic or foreign common stocks.
The fund may trade securities actively and its investment process may, at times, result in a higher-than-average portfolio turnover ratio.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Defaulted debt risk. Investing in defaulted debt securities is speculative and involves substantial risks in addition to those of non-defaulted high-yield securities. Defaulted debt securities generally do not generate interest payments. Principal on defaulted debt might not be repaid, and a fund could lose up to its entire investment.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds through Bond Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (“PRC”), is subject to certain restrictions and risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks

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of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, options, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.43%.
Best quarter: Q3 2010, 6.16%
Worst quarter: Q3 2011, -7.57%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	11.12	3.45	5.37
after tax on distributions	9.82	1.94	3.46
after tax on distributions, with sale	6.55	1.98	3.37
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.75

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Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Christopher M. Chapman, CFA Managing Director and Portfolio Manager Managed the fund since 2017	Thomas C. Goggins Senior Managing Director and Senior Portfolio Manager Managed the fund since 2009	Daniel S. Janis III Senior Managing Director and Senior Portfolio Manager Managed the fund since 2006
Kisoo Park Managing Director and Portfolio Manager Managed the fund since 2015
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock U.S. High Yield Bond Fund
Investment objective

To seek total return with a high level of current income.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.75
Other expenses[1]	0.07
Total annual fund operating expenses	0.82
Contractual expense reimbursement[2]	-0.01
Total annual fund operating expenses after expense reimbursements	0.81
1	“Other expenses” shown exclude certain one-time credits received in the prior fiscal year equivalent to 0.04%.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	83
3 years	261
5 years	454
10 years	1,013
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below-investment-grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The fund also invests in corporate debt securities that are investment grade, and may buy preferred and other convertible securities and bank loans that are investment grade. Some loans may be illiquid.
The manager actively manages a diversified portfolio of below-investment-grade debt securities. The manager does not manage the portfolio to a specific maturity or duration. The manager focuses on individual security selection (primarily using a “bottom-up” approach) and seeks to identify high yield securities that appear comparatively undervalued. The manager uses its knowledge of various industries to assess the risk/return tradeoff among issuers within particular industries, in seeking to identify compelling relative value investments. The manager analyzes the issuers’ long-term prospects and focuses on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. The manager’s research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on free cash flow. The manager also talks to management, and consults industry contacts, debt and equity analysts, and rating agencies.
The manager purchases securities for the fund when attractive risk/reward ideas are identified and sells securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process.

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The manager attempts to invest in high yield securities of issuers which it believes have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. The strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the fund consists of income earned on the fund’s investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer. The fund may invest significantly in issuers in the communications sector.
Under normal circumstances, the manager invests:

■	Up to 15% of total assets in any one industry; and

■	Up to 5% of total assets in any one issuer (excluding investments in cash-equivalent issuers or for cash-management purposes).

The manager will generally invest in below investment grade debt securities that are rated at least “Caa” by Moody’s Investors Service, Inc. or “CCC” by Standard and Poor’s Ratings Services, or that are unrated but deemed by the manager to be of comparable quality but may also invest in securities rated below these ratings (or unrated securities of comparable quality). The average credit quality of the fund’s securities is expected to be at least B- as rated by Standard and Poor’s Ratings Services.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

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Technology companies risk. Technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 0.42%.
Best quarter: Q1 2019, 6.27%
Worst quarter: Q3 2015, -4.26%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class NAV (before tax)	12.82	5.50	6.60
after tax on distributions	10.37	2.91	3.69
after tax on distributions, with sale	7.55	3.01	3.88
ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)[1]	14.41	6.13	7.50
1	Formerly ICE Bank of America Merrill Lynch U.S. High Yield Master II Index
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wells Capital Management, Incorporated
Portfolio management

Chris Lee, CFA Portfolio Manager Managed the fund since 2020	Mike Schueller, CFA Portfolio Manager Managed the fund since 2020
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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John Hancock U.S. Sector Rotation Fund
Investment objective

To seek capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.63
Other expenses	0.04
Total annual fund operating expenses	0.67
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.66
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	67
3 years	213
5 years	372
10 years	834
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 113% of the average value of its portfolio.
Principal investment strategies

The fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities of any market capitalization, including futures on indexes of equity securities. The fund defines U.S. equity securities as: (i) securities of issuers that are organized under the laws of the United States or that maintain their principal place of business in the United States; (ii) securities of issuers that are traded principally in the United States; or (iii) securities of issuers that, during the most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the United States or that have at least 50% of their assets in the United States. The fund’s allocation to various markets and types of securities will be actively managed.
The fund’s investment in equity securities will vary both with respect to types of securities and markets in response to changing market and economic trends. The fund’s allocation of securities will depend on the manager’s outlook for the markets and generally reflect the manager’s strategic asset allocation analysis and their assessment of the relative attractiveness of a particular asset class. When determining whether to invest in a particular market capitalization, sector or industry, the manager takes into consideration a variety of inputs including economic, fundamental (valuations and earnings), and technical indicators, among other factors.
The fund may invest up to 20% of its net assets in equity securities of foreign issuers. Investments in exchange-traded funds (ETFs) and derivative instruments may be used to reduce risk and/or obtain efficient investment exposure, and may include options, futures contracts, and swaps (including interest-rate swaps).
The fund also may invest in fixed-income securities, including, but not limited to:

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• U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation;
• U.S. Treasury futures contracts;
• Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs);
• U.S. and foreign corporate bonds;
• Foreign government and agency securities; and
• Lower-rated fixed-income securities and high-yield securities (also known as “junk bonds”)
The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency. The fund may actively manage its exposure to foreign currencies through the use of foreign currency forward contracts and other currency derivatives. The fund may own foreign cash equivalents and foreign bank deposits as part of its investment strategy. The fund may invest in foreign currencies for hedging and speculative purposes. The fund may focus its investments in a particular sector or sectors of the economy.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Principal risks — Hedging, derivatives and other strategic transactions risk,” including, but not limited to, futures and options contracts, foreign currency forward contracts and swaps. The fund may engage in derivatives transactions for hedging and non-hedging purposes including, without limitation, the following purposes:
• to attempt to protect against possible changes in the market value of securities held or to be purchased by the fund resulting from securities markets or currency exchange rate fluctuations;
• to protect the fund’s unrealized gains in the value of its securities;
• to facilitate the sale of the fund’s securities for investment purposes;
• to manage the effective maturity or duration of the fund’s securities;
• to establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;
• to facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities; and
• to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Principal risks

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may

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become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options, foreign currency swaps, interest-rate swaps and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The Russell 3000 Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class NAV

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 4.24%.
Best quarter: Q1 2019, 13.59%
Worst quarter: Q4 2018, -14.62%

Average annual total returns (%)—as of 12/31/19	1 year	Since inception (09/26/16)
Class NAV (before tax)	29.61	14.35
after tax on distributions	26.25	10.33
after tax on distributions, with sale	19.23	10.19

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Average annual total returns (%)—as of 12/31/19	1 year	Since inception (09/26/16)
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	15.34
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Matthew Murphy, CFA Director and Portfolio Manager Managed the fund since 2020	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2016
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 106 of the prospectus.

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Additional information about the funds

Purchase and sale of fund shares
There are no minimum initial or subsequent investment requirements for Class NAV shares. Shares may be redeemed on any business day on instruction to the fund.
Taxes
Each fund typically declares and pays income dividends and capital gains, if any, at least annually. However, the following funds pay dividends quarterly: Core Bond Fund, Equity Income Fund, High Yield Fund and U.S. High Yield Bond Fund; the following funds declare dividends daily and pay them monthly: Emerging Markets Debt Fund, Floating Rate Income Fund, and Strategic Income Opportunities Fund; and the following fund declares dividends monthly and pays them monthly: Multi-Asset High Income Fund. A fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case such distributions may taxable at a later date. Withdrawals from such tax-deferred arrangements may be subject to tax.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Principal investment strategies

The Board of Trustees can change a fund’s investment objective and strategy without shareholder approval. If applicable, a fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Asia Pacific Total Return Bond Fund
Investment objective: The fund seeks to maximize total return. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
The fund seeks to generate capital appreciation and income by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds issued by governments, government agencies, international organizations issuing supranational bonds and corporate issuers in Asia. Asia means those countries that are located on the Asian continent or are in the Asian region, including Australia and New Zealand. An issuer is considered to be in Asia if its principal place of business is in Asia or it is incorporated or domiciled in Asia or, for supranational issuers, its securities are denominated in Asian currencies.
The fund may invest in fixed-income securities of other issuers outside Asia if the manager considers that such securities may help to achieve the fund’s investment objective. The fund may invest in cash and other liquid short-term fixed-income securities when the manager believes that the fund could benefit from maintaining a higher cash exposure, including for temporary defensive purposes.
The fund may invest in investment-grade fixed-income securities and below-investment-grade fixed-income securities (junk bonds). The fund may invest in securities of any maturity, and there is no limit on the maturities of the fixed-income securities in which the fund may invest. There is no limit on the types of issuers in which the fund may invest, which may include issuers of U.S. dollar-denominated securities of foreign governments and corporations, mortgage-related securities, municipal obligations, asset-backed securities, mortgage-backed securities, pay-in-kind bonds, high-yield bonds, emerging-markets debt, distressed investments, loan participations, and U.S. TIPS (Treasury Inflation-Protected Securities). The fund may invest in securities with debt/equity characteristics such as preferred shares, convertible bonds, and warrants. The fund may also use derivatives for hedging and efficient portfolio management purposes by utilizing futures, options, options on futures, foreign currency forward contracts, and non-deliverable forwards.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Blue Chip Growth Fund
Investment objective: To provide long-term growth of capital. Current income is a secondary objective.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

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Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. These are firms that, in the manager’s view, are well established in their industries and have the potential for above-average earnings growth.
In identifying blue chip companies, the manager generally considers the following characteristics:
Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.
Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company’s long-term growth prospects. The manager’s analysts will evaluate the depth and breadth of a company’s management experience.
Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.
This investment approach reflects the manager’s belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the manager targets will have good prospects for dividend growth.
While most of the assets of the fund are invested in U.S. common stocks, the fund may also purchase or invest in other types of securities, including (i) U.S. dollar and foreign currency-denominated foreign securities (up to 20% of net assets) including American Depositary Receipts (ADRs), (ii) convertible stocks, warrants and bonds, and (iii) futures and options. Combined investments in convertible securities, preferred stocks, and debt securities are limited to 25% of total assets.
The fund may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the fund but may include below-investment-grade debt securities (junk bonds) (up to 5% of total assets). The fund’s investment policies are based on credit ratings at the time of purchase.
The fund’s debt securities may include privately negotiated notes or loans, including loan participations and assignments (“bank loans”). These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. Since the fund invests primarily in equity securities, the risks associated with fixed-income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates. Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Hybrid instruments may take a variety of forms, including, but not limited to: debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time; preferred stock with dividend rates determined by reference to the value of a currency; or convertible securities with the conversion terms related to a particular commodity.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
In pursuing the fund’s investment objective, the manager has the discretion to deviate from its normal investment criteria. These situations might arise when the manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development. The fund may focus its investments in particular sectors of the economy. The fund may invest significantly in the information technology sector, and the fund may at times invest significantly in stocks of technology companies.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Capital Appreciation Fund
Investment objective: To seek long-term growth of capital.
Under normal market conditions, the fund invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the manager believes have above average growth prospects. These companies are generally medium- to large-capitalization companies.
The manager follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. The manager looks for companies that experience some or all of the following: (i) above-average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and

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development and productive new product flow, and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.
Securities in which the fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the fund is not likely to receive significant dividend income on its securities. Seeking to invest in companies with above market-average growth, the fund may invest significantly in sectors associated with such growth, including information technology.
In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the fund invests include: (i) American Depositary Receipts (ADRs); (ii) warrants and rights; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITs); and (v) initial public offerings (IPOs) and similar securities. (Convertible securities are securities —like bonds, corporate notes and preferred stocks—that the fund can convert into the company’s common stock, cash value of common stock, or some other equity security.)
In addition to the principal strategies discussed above, the fund may also use the following investment strategies to attempt to increase the fund’s return or protect its assets if market conditions warrant:

■	The fund may make short sales of a security including short sales “against the box.”

■	The fund may invest up to 20% of its total assets in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities.)

■	The fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

■	The fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities.

■	The fund may invest in fixed-income securities rated investment grade. These include corporate debt and other debt obligations of U.S. and foreign issuers. The fund may invest in obligations that are not rated, but that the manager believes are of comparable quality to these obligations.

■	The fund may invest in repurchase agreements.

The manager considers selling or reducing a stock position when, in the opinion of the manager, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement. The fund may focus its investments in a particular sector or sectors of the economy.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Capital Appreciation Value Fund
Investment objective: To seek long-term capital appreciation.
Under normal market conditions, the fund invests primarily in common stocks of established U.S. companies that have above average potential for capital growth. Common stocks typically constitute at least 50% of the fund’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The fund may invest up to 20% of its total assets in foreign securities.
The fund’s common stocks generally fall into one of two categories: the larger category comprises long-term core holdings whose prices when purchased by the fund are considered low in terms of company assets, earnings, or other factors; the smaller category comprises opportunistic investments whose prices the manager expects to rise in the short term but not necessarily over the long term. There is no limit on the market capitalization range of the issuers of the stocks in which the fund will invest. Since the manager attempts to prevent losses as well as achieve gains, the manager typically uses a value approach in selecting investments. The manager’s in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor but are believed to have good prospects for capital appreciation. The manager may establish relatively large positions in companies it finds particularly attractive.
In addition, the manager searches for attractive risk/reward values among all types of securities. The portion of the fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the fund’s cash reserve may reflect the manager’s ability to find companies that meet valuation criteria rather than its market outlook.
Bonds, bank loans, and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations in determining whether to purchase a particular security, and there are no limits on the maturities or ratings on the debt securities in which the fund may invest. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund’s investments in below investment grade debt securities and loans are limited to 25% of total assets. If a security is split rated (i.e., rated investment grade by at least one rating agency and noninvestment grade by another rating agency), the higher rating will be used for purposes of this requirement. The fund may also purchase other securities, including bank debt, loan participations and assignments and futures and options. The fund’s investment in options, if any, will be primarily in an effort to protect against downside risk or to generate additional income.

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The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may invest up to 10% of its total assets in hybrid instruments to protect against downside risk or as a substitute for investing directly in certain securities. Hybrid instruments are a type of high-risk derivative such as covered calls, over-the-counter options and credit default swaps, which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. In addition, the fund may invest up to 10% of its total assets in mortgage- and asset-backed securities.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Core Bond Fund
Investment objective: To seek total return consisting of income and capital appreciation.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
The fund invests in debt securities that the manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The fund may also invest in unrated bonds that the manager believes are comparable to investment-grade debt securities. The fund may invest to a significant extent in mortgage-backed securities, including collateralized mortgage obligations.
Under normal market conditions, the manager expects to maintain an effective duration within 10% (in either direction) of the duration of the Bloomberg Barclays Capital U.S. Aggregate Bond Index (the duration of this index as of October 31, 2020 was 6.12 years).
The fund may invest:

■	Up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

■	Up to 20% of total assets in U.S. dollar-denominated obligations of foreign issuers; and

■	Up to 10% of total assets in stripped mortgage-backed securities.

As part of a mortgage-backed securities investment strategy, the fund may enter into dollar rolls. The fund may also enter into reverse repurchase agreements to enhance return.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Emerging Markets Fund
Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the manager. A company is associated with an emerging market if its securities meet the definition of “Approved Market Securities,” as defined below.
The fund seeks long-term capital appreciation through investment primarily in emerging-market equity securities. The fund seeks to achieve its investment objective by investing in companies associated with emerging markets, which may include frontier markets (emerging-market countries at an earlier stage of development), authorized for investment by the Investment Committee of the manager (Approved Markets) from time to time. The fund will also seek to purchase emerging-market equity securities across all market capitalizations with an increased exposure to securities of small-cap issuers and securities that it considers to be value securities, as described below. The manager may consider such factors as free float, momentum, trading strategies, liquidity management, profitability, investment characteristics and other factors determined to be appropriate by the manager given market conditions.
The fund invests its assets primarily in Approved Markets equity securities listed on bona fide securities exchanges or actively traded on over-the-counter markets. (Approved Markets-securities are defined below.) These exchanges may be either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs), or other similar securities, including dual-listed securities. The fund may invest in financial services companies.
The manager believes securities are considered value stocks primarily because they have a low price in relation to their book value. In assessing value, the manager may consider additional factors, such as price-to-cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria the manager uses for assessing value are subject to change from time to time. In addition, the manager may adjust the representation in the fund of an

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eligible company, or exclude a company, after considering profitability relative to other eligible companies. In assessing profitability, the manager may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
The fund may not invest in certain eligible companies or Approved Markets described above because of constraints imposed within Approved Markets, restrictions on purchases by foreigners, and the fund’s policy to invest no more than 25% of its total assets in any one industry at the time of purchase.
The fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited.
In determining what countries are eligible markets for the fund, the manager may consider various factors, including, without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, and MSCI. Approved emerging markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the manager may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the fund.
The fund may also use derivatives such as futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may enter into futures contracts and options on futures contracts for an Approved Market or other equity market securities and indices, including those of the United States. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or exchange of one foreign currency to another currency.
The fund’s policy of seeking broad market diversification means the manager will not utilize fundamental securities research techniques in identifying securities selections. Even though a company’s stock may meet the applicable market-capitalization criterion for investment, it may not be included for one or more reasons. For example, in the manager’s judgment, the issuer may be considered in extreme financial difficulty or a material portion of its securities may be closely held and not likely available to support market liquidity. To this extent, there will be the exercise of discretion and consideration by the manager in purchasing securities in an Approved Market and in determining the allocation of investments among Approved Markets.
The fund does not seek current income as an investment objective, and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be held by the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income. The fund may focus its investments in a particular sector or sectors of the economy.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Approved Markets
As of the date of this prospectus, the fund considers the following emerging-market countries to be Approved Markets for purposes of its 80% policy described above. In determining when and whether to invest in an Approved Market, the manager may consider factors such as asset growth in the fund, constraints imposed within markets authorized for investment, and other characteristics of each country’s markets. Other countries may be authorized for investment in the future in addition to the countries listed below. Although the manager does not intend to purchase securities not associated with an Approved Market, the fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the fund from time to time. Also, the fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

Brazil Chile China (including China-A shares)	Colombia Czech Republic Egypt	Greece Hungary India	Indonesia Malaysia Mexico	Peru Philippines Poland	Russia South Africa South Korea	Taiwan Thailand Turkey	Qatar Saudi Arabia United Arab Emirates
Approved Market Securities
“Approved Market Securities” are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets, or have at least 50% of their assets in Approved Markets; (f) Approved Market equity securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the fund’s benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The manager, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the manager may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies’ securities meet the definition of Approved Market securities.

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Emerging Markets Debt Fund
Investment objective: To seek total return with an emphasis on current income as well as capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
Under normal market conditions, the fund invests at least 80% of its net assets in fixed-income securities and debt instruments of emerging-market issuers. The manager may consider, but is not limited to, the classifications by the World Bank, the International Finance Corporation, or the United Nations and its agencies in determining whether a country is an emerging or a developed country. Examples of emerging-market countries include most African, Central Asian, Eastern European, and South and Central American nations.
The portfolio managers use proprietary research to identify specific countries, corporate sectors, and issuers that are attractively priced, and shall not be constrained by market capitalization, company fundamentals, security valuation or seasoning, or similar characteristics. The portfolio managers use economic and industry analysis to try to anticipate shifts in the business cycle and determine which countries and sectors might benefit over the next 12 months. Due to potentially volatile conditions in emerging markets, the fund’s investment process may result in a higher-than-average portfolio turnover ratio, which could increase transaction costs. In the event of extreme market conditions, the managers may temporarily depart from the investment strategy for defensive purposes.
A number of countries that the fund will invest in may not have sovereign ratings, may be below-investment-grade, or may be unrated. Below-investment-grade debt securities are also referred to as junk bonds. The fund may invest in corporate or other privately issued debt instruments of issuers having market capitalizations of below $1 billion at the time of investment. The debt securities in which the fund may invest include, but are not limited to, debt issued by governments or government agencies, including the U.S. Treasury; U.S. and foreign corporate-debt instruments; mortgage- and asset-backed securities and collateralized mortgage obligations; and variable and floating-rate senior and subordinated corporate-debt obligations. There is no limit on the maturities of the debt instruments in which the fund will invest. The fund may invest in securities denominated in any currency, including U.S. dollar-denominated emerging-market debt, and may be subject to unexpected, adverse currency fluctuations. The fund may attempt to mitigate the risk of unintended currency fluctuations through the use of exchange-listed or over-the-counter financial derivatives instruments, including currency forwards, nondeliverable forwards, currency options, interest-rate swaps, interest-rate futures, interest-rate options, index options, and credit default swaps.
Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Equity Income Fund
Investment objective: To provide substantial dividend income and also long-term growth of capital.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. The fund employs a “value” approach and invests in stocks and other securities that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The fund may at times invest significantly in certain sectors, such as the financials sector.
Under normal market conditions, substantial dividend income means that the yield on the fund’s portfolio securities generally exceeds the yield on the fund’s benchmark. The manager believes that income can contribute significantly to total return over time and expects the fund’s yield to exceed that of the Russell 1000 Value Index. While the price of a company’s stock can go up or down in response to earnings or fluctuations in the market, stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may help offset losses in falling markets.
The fund will generally consider companies with one or more of the following characteristics:

■	established operating histories;

■	above-average dividend yield relative to the Russell 1000 Value Index;

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■	low price/earnings ratios relative to the Russell 1000 Value Index;

■	sound balance sheets and other positive financial characteristics; and

■	low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.

The fund may also purchase other types of securities in keeping with its objective, including:

■	U.S. dollar-and foreign currency-denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);

■	preferred stocks;

■	convertible stocks, bonds, and warrants;

■	futures and options; and

■	bank debt, loan participations and assignments.

The fund may invest in fixed-income securities without regard to quality or rating, including up to 10% in below-investment grade fixed-income securities (junk bonds). The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Since the fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities. The fund’s investment policies are based on credit ratings at the time of purchase.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates. Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Hybrid instruments may take a variety of forms, including, but not limited to: debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time; preferred stock with dividend rates determined by reference to the value of a currency; or convertible securities with the conversion terms related to a particular commodity.
In pursuing the fund’s investment objective, the manager has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the manager believes will provide an opportunity for substantial appreciation. These situations might arise when the manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development. The fund may invest significantly in certain sectors, such as the financial services sector.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Floating Rate Income Fund
Investment objective: To seek a high level of current income.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating-rate loans, which often include debt securities of domestic and foreign issuers that are rated below investment grade (rated below Baa by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. or BBB by Standard and Poor’s Ratings Services), or are of comparable quality, as determined by the manager, and other floating-rate securities. Bonds that are rated at or below BB by Standard & Poor’s Ratings Services or Ba by Moody’s Investors Service, Inc. are considered junk bonds. The fund’s investment policies are based on credit ratings at the time of purchase.
The fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London InterBank Offered Rate (LIBOR), or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The fund may invest in loans of companies whose financial conditions are troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund may also acquire, and subsequently hold, warrants and other equity interests.
In purchasing loans, loan participations, and other securities for the fund, the manager may take full advantage of the entire range of maturities and durations and may from time to time adjust the average maturity or duration of the investments held by the fund, depending on its assessment of the relative yields of different maturities and durations and its expectations of future changes in interest rates.

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The fund may invest in any number of issuers and may, at times, invest its assets in a small number of issuers. The fund may focus its investments in a particular sector or sectors of the economy. The fund may also invest in loans of any aggregate principal amount, and the average aggregate principal amount of the loans held by the fund will vary from time to time.
For purposes of reducing risk and/or improving liquidity, the fund may invest in derivative instruments such as options (including options on securities indices) and swaps (including credit default swaps).
The fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Fundamental Global Franchise Fund
Investment objective: The fund seeks to provide capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of franchise companies. A franchise company is one whose return on invested capital over a three-year period is above its cost of capital. Return on invested capital quantifies how well a company generates cash flow relative to the capital it has invested in its business, while its cost of capital refers to the cost of raising money to fund its business. These companies typically will have a leading share of industry sales, the ability to generate consistent sales growth over time as their products and services attract a larger customer base, and a strong record of return on capital invested in the company with a sustainable competitive advantage, meaning bargaining power with buyers and/or sellers, and a unique product or process that is difficult to replicate or substitute and hard for others to compete with.
Under normal market conditions, at least 40% of the value of the fund’s net assets will be invested in issuers domiciled outside of the United States, which includes securities for which the relevant reference entity is domiciled outside the United States, such as American Depositary Receipts (ADRs) that trade on U.S. exchanges. The manager seeks to validate a company’s competitive advantage through an in-depth fundamental research process that focuses on key growth drivers and qualitative factors such as competitive positioning, financial strength, and evidence of management’s ability to create shareholder value. The fund seeks to add value primarily through stock selection.
The manager conducts securities analysis using a variety of sources, including third-party research and public sources such as company filings. The manager’s primary method of analysis is fundamental analysis, which is the ability to assess the health of a company, its competitive positioning, strength of management, and its competitive advantages. The manager’s research includes detailed fundamental company models using key assumptions that drive sales, margins, and capital deployment.
Investment decisions are a function of finding stocks that possess the qualitative factors as outlined above and that the manager believes are trading at a significant discount to the manager’s estimation of value.
The fund is non-diversified, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
The fund may invest significantly in securities of companies in certain sectors, such as the consumer staples and consumer discretionary sectors (as defined by the Global Industry Classification Standards (GICS)), and may therefore experience greater volatility than funds investing in a broader range of sectors and may be more susceptible to the impact of market, economic, regulatory, and other factors affecting that sector.
The manager focuses on the equity securities of small-, mid-, and large-capitalization companies in both developed and emerging countries. The manager primarily invests in common stocks of developed and emerging companies, as well as ADRs, which trade on U.S. exchanges.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Global Equity Fund
Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval.

The fund seeks to generate capital appreciation by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of equity

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securities. This policy is subject to change only upon 60 days’ notice to shareholders. Under normal market conditions, at least 40% of the value of the fund’s net assets will be invested in issuers domiciled outside of the United States, including in emerging markets, which includes securities for which the relevant reference entity is domiciled outside the United States, such as American Depositary Receipts (ADRs), that trade on U.S. exchanges. There are no limits on the market-capitalization ranges of the companies in which the fund may invest. The fund may invest in the securities of large, medium, or small companies.

In managing the fund, the manager seeks to identify undervalued companies that exhibit attractive valuations, solid business franchises, sustainable margins/cash flow, disciplined capital allocation, strong management teams, and strong balance sheets.

The manager employs an unconstrained, bottom-up stock selection process based on disciplined fundamental research with the aim to create a diversified portfolio of quality global stocks of any size that not only demonstrate compelling value but also generate sustainable cash flows. Equity securities include common and preferred stocks and their equivalents, including depositary receipts, warrants, rights, and securities convertible into common or preferred stocks.

The decision-making process involves candidate companies being screened for valuation and quality, together with a detailed examination of the challenges and opportunities that exist for that business. The manager will assess the valuation opportunity for that company by establishing base-case, upside, and downside price targets. The manager will take into consideration the diversification benefits and the liquidity of the security before making the final investment decision.

The fund may invest in cash, money market instruments, repurchase agreements, or other short-term instruments for the purposes of meeting redemption requests or making other anticipated cash payments.
Health Sciences Fund
Investment objective: To seek long-term capital appreciation.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).
While the fund may invest in companies of any size, the majority of its assets are expected to be invested in large- and mid-capitalization companies.
The manager’s portfolio managers divide the health sciences sector into four main areas: pharmaceuticals, health care services companies, medical products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the fund may purchase other securities, including foreign securities, futures, and options in keeping with its investment objective. In addition, the fund writes call and put options primarily as a means of generating additional income. The fund reserves the right to use options to seek protection against a decline in the value of its securities or an increase in prices of securities that may be purchased. Normally, the fund will own the securities on which it writes these options. The premium income received by writing covered calls can help reduce but not eliminate portfolio volatility.
The fund concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries.
In managing the fund, the manager uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may also be emphasized. The fund generally seeks investments in companies that are developing new and effective medicines, as well as companies whose business models reduce costs or improve quality in health care systems.
The fund may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.
In pursuing its investment objective, the fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund’s management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a new product introduction or a favorable competitive development.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

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Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks— Hedging, derivatives and other strategic transactions risk” including entering into option transactions.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
High Yield Fund
Investment objective: To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The fund’s investments may include corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the manager to be of equivalent quality):
Corporate Bonds, Preferred Stocks and Convertible Securities
Moody’s Investors Service, Inc. . . . . . . . . . . . . . . . . . . Ba through C
Standard and Poor’s Ratings Services. . . . . . . . . . . . . BB through D
Below-investment-grade securities are commonly referred to as “junk bonds.” The fund may also invest in investment-grade securities.
As part of the below-investment-grade securities investment strategy, the fund will generally invest without restrictions within these ratings category ranges, or in unrated securities considered to be of equivalent quality by the manager.
The fund may invest in foreign bonds and other fixed-income securities denominated in foreign currencies, where, in the opinion of the manager, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the fund may invest include emerging market securities. The fund may invest up to 100% of its assets in foreign securities.
The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards. In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.
The fund may invest in fixed- and floating-rate loans, generally in the form of loan participations and assignments of such loans.
The fund normally maintains an average portfolio duration of between three and seven years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of a security to changes in interest rates.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
International Small Company Fund
Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-cap companies in the particular markets in which the fund invests. Based on market capitalization data as of October 31, 2020, the maximum market capitalization range of companies eligible for purchase by the fund was approximately $1.7 billion to $7.6 billion, depending on the country. The fund will primarily invest in a broad and diverse group of equity securities of foreign small companies in developed markets, but may also hold equity securities of companies located in emerging markets.
The fund invests its assets in securities listed on bona fide securities exchanges or traded on the over-the-counter (OTC) markets, including securities listed or traded in the form of International Depositary Receipts (IDRs), American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs), and other similar securities, including dual-listed securities. Each of these securities may be traded within or outside the issuer’s domicile country.
The manager measures company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the manager first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The manager then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the fund with respect to each country or region. This threshold will vary by country or region, and dollar amounts will change due to market conditions.
The fund intends to purchase securities in each applicable country using a market-capitalization-weighted approach. The manager, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country. See “Market capitalization-weighted-approach” below. As a result, the weightings of certain countries in the fund may vary from their weightings in published international indices, such as those published by FTSE International, MSCI, or Citigroup.

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The fund may also use derivatives, such as futures contracts, and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may enter into futures contracts and options on futures contracts for foreign or U.S. equity securities and indices. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or exchange of one foreign currency for another currency. In addition to cash, money market instruments, and other short-term investments, the fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions, making other anticipated cash payments, or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.
The fund does not seek current income as an investment objective and investments will not be based on an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income. The fund may focus its investments in a particular sector or sectors of the economy.
The manager will determine in its discretion when and whether to invest in countries that have been authorized for investment by its Investment Committee, depending on a number of factors, including, but not limited to, asset growth in the fund, constraints imposed within markets authorized for investment, and other characteristics of each country’s markets. The manager’s Investment Committee may authorize other countries for investment in the future. Although the manager does not intend to purchase securities not associated with markets authorized for investment, the fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the fund from time to time. Also, the fund may continue to hold investments in countries that are not currently designated as markets authorized for investment, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously authorized markets.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Market-capitalization-weighted approach
The fund structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market-capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market-capitalization weighting may be modified by the manager for a variety of reasons. The manager may adjust the representation in the fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, investment characteristics, and other factors that the manager determines to be appropriate. In assessing profitability, the manager may consider different ratios, such as those of earnings or profits from operations relative to book value or assets. The manager may deviate from market-capitalization weighting to limit or fix the exposure of the fund to a particular country or issuer to a maximum proportion of the assets of the fund. The manager may exclude the stock of a company that meets applicable market capitalization criteria if the manager determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market-capitalization weighting.
Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements. The weighting of certain countries will likely vary from their weighting in published international indices. Also, deviation from target weights may result from holding securities from countries that are no longer authorized for future investments.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
International Strategic Equity Allocation Fund
Investment objective: To seek capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
The fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of any market capitalization, including futures on indexes of equity securities. The fund primarily invests in foreign securities. The fund’s allocation to various markets and types of securities will be actively managed.
The fund may invest in both developed and emerging markets. The fund’s investment in equity securities will vary both with respect to types of securities and markets in response to changing market and economic trends. The fund’s allocation of securities will depend on the manager’s outlook for the markets and generally

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reflect the manager’s strategic asset allocation analysis and their assessment of the relative attractiveness of a particular asset class, country or region. When determining whether to invest in a particular market, the manager considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.
The fund may also invest in equity securities of U.S. issuers. Investments in exchange-traded funds (ETFs) and derivative instruments may be used to reduce risk and/or obtain efficient investment exposure, and may include options, futures contracts, and swaps (including interest-rate swaps).
The fund also may invest in fixed-income securities, including, but not limited to:
• U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation;
• U.S. Treasury futures contracts;
• Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs);
• U.S. and foreign corporate bonds;
• Foreign government and agency securities; and
• Lower-rated fixed-income securities and high-yield securities (also known as “junk bonds”).
The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency. The fund may actively manage its exposure to foreign currencies through the use of foreign currency forward contracts and other currency derivatives. The fund may own foreign cash equivalents and foreign bank deposits as part of its investment strategy. The fund may invest in foreign currencies for hedging and speculative purposes. The fund may focus its investments in a particular sector or sectors of the economy.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Principal risks — Hedging, derivatives and other strategic transactions risk,” including, but not limited to, futures and options contracts, foreign currency forward contracts and swaps. The fund may engage in derivatives transactions for hedging and non-hedging purposes including, without limitation, the following purposes:
• to attempt to protect against possible changes in the market value of securities held or to be purchased by the fund resulting from securities markets or currency exchange rate fluctuations;
• to protect the fund’s unrealized gains in the value of its securities;
• to facilitate the sale of the fund’s securities for investment purposes;
• to manage the effective maturity or duration of the fund’s securities;
• to establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;
• to facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities; and
• to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Mid Cap Stock Fund
Investment objective: To seek long-term growth and capital appreciation.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the fund, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Mid Cap Index ($929.8 million to $45.4 billion as of October 31, 2020) or the S&P Mid Cap 400 Index ($630 million to $14.3 billion as of October 31, 2020).
The manager’s investment approach is based primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, the manager looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., strong management teams), and attractive relative value within the context of a security’s primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The fund may invest up to 25% of its total assets in foreign securities, including emerging market securities. The fund may focus its investments in a particular sector or sectors of the economy.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Mid Value Fund
Investment objective: To seek long-term capital appreciation.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that are within the S&P Mid Cap 400 Index ($630 million to $14.3 billion as of October 31, 2020) or the Russell Mid Cap Value Index ($929.8 million to $42.1 billon as of October 31, 2020). The fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

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The manager employs a value approach in selecting investments. The manager’s in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values. The manager generally looks for companies with one or more of the following characteristics:

■	Low stock prices relative to net assets, earnings, cash flow, sales, book value, or private market value;

■	Demonstrated or potentially attractive operating margins, profits and/or cash flow;

■	Sound balance sheets and other positive financial characteristics;

■	Stock ownership by management/employees; and

■	Experienced and capable management.

The fund’s sector exposure is broadly diversified as a result of stock selection and therefore may vary significantly from its benchmark, the Russell Midcap Value Index. The market capitalization of companies held by the fund and included in the indices changes over time. The fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside these ranges.
The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
In pursuing the fund’s investment objective, the manager has the discretion to deviate from its normal investment criteria, as described above, and purchase securities that the manager believes will provide an opportunity for substantial appreciation. These situations might arise when the manager believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.
The fund may invest in initial public offerings (IPOs). While most assets will be invested in U.S. common stocks, the fund may purchase other types of securities, for example: convertible securities and warrants, foreign securities (up to 20% of total assets), certain exchange-traded funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities). For purposes of the fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates.
Except when engaged in temporary defensive investing, the fund normally has less than 10% of its assets in cash and cash equivalents. The fund may focus its investments in a particular sector or sectors of the economy.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Multi-Asset High Income Fund
Investment objective: Seeks to provide a high level of current income with consideration for capital appreciation and preservation.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.
The fund has significant flexibility to achieve its investment objective and invests in a broad range of income-producing securities. The fund invests in debt and equity securities, as well as derivative instruments, in the U.S. and developed and emerging markets throughout the world. There is no limit on the number of countries in which the fund may invest, and the fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the manager attempts to capture these opportunities and has wide latitude to allocate the fund’s assets among strategies and asset classes. The manager buys and sells securities and investments for the fund based on the manager’s views of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations.
Under normal market circumstances the fund invests in a broad range of income-producing securities across asset classes as market conditions warrant, but the fund may invest up to 100% of its assets in fixed-income securities and may invest up to 70% of its assets in equity securities from time to time to adjust to prevailing market conditions.
The fund may invest in individual fixed-income securities to the fullest extent permissible. The fund may invest in a portfolio of fixed income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. The fund may also invest significantly in below-investment-grade bonds (also known as junk bonds) (e.g., high yield bonds or arbitrage and distressed securities), below-investment-grade bank loans, foreign currency denominated bonds and bonds of emerging market issuers. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund’s investment in foreign currency-denominated bonds may be on a currency hedged or unhedged basis. Below-investment-grade bonds acquired by the fund directly or through investing in exchange-traded funds (ETFs) and other underlying funds will generally be in the lower categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services (S&P) or Ba or lower by Moody’s Investors Service, Inc. (Moody’s)) or, if unrated, will be determined by the management team to be of similar quality. Split-rated bonds will be considered to have the

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higher credit rating. The fund’s investment policies are based on credit ratings at the time of purchase. The average portfolio duration of the fund will vary based on the management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.
The fund may invest in common stock, preferred stock, securities convertible into common and preferred stock, and non-convertible preferred stock. The fund generally intends to invest in dividend paying stocks. From time to time, the fund may invest in shares of companies through initial public offerings (IPOs). The fund may invest in securities of both U.S. or foreign issuers without limit, which can be U.S. dollar-based or foreign currency-based and may be currency hedged or unhedged. The fund may invest in securities of companies of any market capitalization.
The fund also may invest extensively in derivative instruments such as futures, options, and swaps, which are generally financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed-income securities, interest rates, total return rates, currencies or currency exchange rates, and related hedging purposes. Derivatives may be used to hedge against losses from movements in stock, currency exchange rates or interest rates. Derivatives may be used for non-hedging purposes in order to invest indirectly in securities or financial markets, for duration management which allows the fund to efficiently adjust the average maturity of the fixed-income securities it holds, to gain exposure to foreign currencies, for efficient portfolio management, or to generate additional income for the fund. The fund may also invest in structured notes that provide exposure to derivative instruments. The fund also may invest in restricted or illiquid securities.
The fund writes options on a portion of the value of the fund’s portfolio, although this amount is expected to vary over time based upon U.S. and non-U.S. market conditions and other factors. The fund’s use of written call options involves a tradeoff between the options premiums received and the reduced participation in potential future security price appreciation of its portfolio. As the seller of call options, the fund receives cash (the premium) from purchasers of the options. The purchaser of a call option has the right to receive from the option seller any appreciation in value over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the fund sells the potential appreciation in value, or exercise price, during the term of the option in exchange for the premium. The manager also may cause the fund to sell put options if the manager considers the pricing of those options highly favorable and sale of such an option might beneficially alter the risk profile of the fund’s option exposure. The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise and assignment transactions), and may include margin and interest costs in connection with both exchange-traded and over-the-counter transactions.
The fund may invest in other investment companies, including ETFs and closed-end funds. In addition, in seeking to achieve its investment objective, the fund may invest directly in, or indirectly through exchange-traded notes (ETNs) and investment companies, including ETFs, that focus their investment strategies on alternative or non-traditional asset categories such as commodities, market neutral (long/short) strategies, global real estate, natural resources, TIPS (Treasury Inflation-Protected Securities), foreign currency trading strategies, managed futures, arbitrage strategies, and tactical, shorter-term investment strategies.
The fund may trade securities actively, which could result in a higher-than-average portfolio turnover rate. The fund may focus its investments in a particular sector or sectors of the economy.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
New Opportunities Fund
Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval.
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small-capitalization U.S. companies. The fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. Capitalization ranges will change over time. The fund may invest in any economic sector, and at times may emphasize one or more particular sectors.
The fund also may invest in: (a) securities of foreign issuers, including foreign issuers located in emerging markets, either directly through investments in foreign currency-denominated securities traded outside of the United States or indirectly through depositary receipts; (b) real estate investment trusts (REITs); (c) initial public offerings (IPOs); and (d) master limited partnerships (MLPs).
The manager utilizes fundamental research and bottom-up stock selection to identify undervalued small cap companies with sustainable earnings growth, and whose management is focused on enhancing value for shareholders. The manager seeks to hold securities for the long term. The manager focuses on quality small-cap companies with sound management and long-term sustainable growth, regardless of style. In selecting companies, the manager looks for firms with the following key attributes:

■	Experienced, tenured, high-quality management

■	Business models that deliver consistent long-term growth

■	Leading companies in attractive and defensible niche markets

■	Strong financial characteristics; and

■	Appropriate valuation.

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Various factors may lead the manager to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the manager believes that the security has become overvalued.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Opportunistic Fixed Income Fund
Investment objective: To seek maximum total return, consistent with preservation of capital and prudent investment management.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments. Fixed Income instruments include, but are not limited to the following securities, which may be denominated in U.S. dollars or foreign currencies: sovereign debt, inflation-linked bonds, corporate and high yield credit (also known as “junk bonds”), securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a lender.
In order to achieve its investment objective, the manager seeks to:

■	invest across multiple asset types, geographies, credit tiers, and time horizons;

■	provide timely and dynamic exposure to a portfolio of global fixed income securities consisting of sovereign debt, inflation-linked bonds, corporate and high yield credit, securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities;

■	manage the fund’s overall performance volatility within a range as reflected by the Bloomberg Barclays Global Aggregate Bond Index hedged to USD over the medium to long-term;

■	generate total returns through three main approaches: strategic sector positioning, market-neutral strategies, and tactical asset allocation:

■	the strategic sector component of the portfolio provides exposure to non-core investment opportunities (e.g. emerging markets debt, high yield credit, bank loans etc.) that are designed to capture the repricing of long-term structural themes in the business cycle;

■	the market neutral component of the portfolio is primarily expressed via relative value positioning, aimed at providing incremental return with low correlation to the direction of global fixed income markets. Market neutral positions are typically taken on interest rates, currencies, corporate and high yield credit, and emerging market debt positions; and

■	tactical asset allocation is used to capture both short and medium term dislocations in the market. Tactical opportunities are primarily expressed via sector rotation, country selection, security selection, currency management strategies and duration management strategies.

■	combine the three approaches noted above in a holistic manner while managing aggregate portfolio risk.

The fund may invest in securities that at times may have equity-like characteristics including, but not limited to convertible securities or preferred equity. Additionally, the fund may hold equities received as part of a corporate action. The fund also may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities for defensive or other purposes. The fund may engage in active trading and may have a high portfolio turnover rate.
The fund makes significant use of derivative instruments and may take both long and short positions in securities. Derivatives may be used for purposes of hedging and/or efficient portfolio management and/or investment purposes. Derivatives may be exchange-traded or over-the-counter and may include futures contracts, options, credit default swaps, foreign currency swaps, interest rate swaps, total return swaps and foreign currency forward contracts. In its use of derivatives, the fund aims to contribute to the target return and the volatility strategies of the fund. The use of derivative instruments as part of the investment strategy means that the fund may, from time to time, have substantial holdings in liquid assets, including deposits and money market instruments.
Real Estate Securities Fund
Investment objective: To seek to achieve a combination of long-term capital appreciation and current income.
The Board of Trustees can change the fund’s strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
A company is considered to be a real estate company if the Global Industry Classification Standards includes the company within its Real Estate sector or Hotels, Restaurants & Leisure Industry or Homebuilding sub-industry.
The manager looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends. This may include companies of any market capitalization, including small and mid-sized companies.
The manager’s approach to real estate investing is based on a bottom-up analysis of factors affecting individual securities, combined with a top-down analysis of the real estate market. The manager believes that property markets overly discount and extrapolate short-term events and that a research-intensive and long-term focus are the keys to sustainable returns. By focusing on multiple metrics to determine the value of a company, the manager is able to identify mis-pricing between stock prices and fundamentals, and ultimately invest in what the manager believes are long-term winners at below market valuations. The manager’s bottom-up research

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coupled with top-down trends in the property markets allow the manager to effectively capture inflection points and own companies with dominant and improving market positions before their true value is recognized by the broader investment community.
A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.
Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.
If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.
The fund may realize some short-term gains or losses if the manager chooses to sell a security because it believes that one or more of the following is true:

■	A security is not fulfilling its investment purpose;

■	A security has reached its optimum valuation; or

■	A particular company or general economic conditions have changed.

Based on its recent practices, the manager expects that the fund’s assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.
When the manager believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts can help the fund’s cash assets remain liquid while performing more like stocks.)
The fund may invest up to 10% of its total assets in securities of foreign real estate companies.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer. The fund concentrates its investments in securities of issuers in the real estate industry.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Science & Technology Fund
Investment objective: To seek long-term growth of capital. Current income is incidental to the fund’s objective.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
The fund employs a multi-manager approach with two managers, each of which employs its own investment approach and independently manages its portion of the fund. The fund will be rebalanced periodically so that the managers manage the following portions of the fund:
50%* Allianz Global Investors U.S. LLC (“AllianzGI US”)
50%* T. Rowe Price Associates, Inc. (“T. Rowe Price”)

*Percentages are approximate. Since the fund is only rebalanced periodically, the actual portion of the fund managed by each manager will vary.
This allocation methodology may change in the future.
Some industries likely to be represented in the fund include:

■	information technology including hardware, software, semiconductors and technology equipment

■	telecommunications equipment and services

■	media including advertising, broadcasting, cable and satellite, movies, entertainment, publishing and information services

■	environmental services

■	internet commerce and advertising

■	life sciences and health care, including pharmaceuticals, health care equipment and services, and biotechnology

■	chemicals and synthetic materials

■	defense and aerospace

■	alternative energy

While most of the fund’s assets are invested in U.S. common stocks, the fund may also purchase other types of securities, including U.S. dollar- and foreign currency-denominated foreign securities, convertible stocks and bonds, and warrants, and use futures and options, in keeping with the fund’s investment objective.

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Stock selection for the fund generally reflects a growth approach based on an assessment of a company’s fundamental prospects for above-average earnings, rather than on a company’s size. As a result, fund holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records. The fund may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development. The fund may invest in suitable technology companies through IPOs.
The fund holds a certain portion of its assets in money market reserves, which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates.
In managing its portion of the fund, AllianzGI US may enter into short sales including short sales against the box.
In pursuing the fund’s investment objective, each manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when they perceive an unusual opportunity for gain. These special situations might arise when a manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.
The fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Small Cap Growth Fund
Investment objective: To seek long-term capital appreciation.
The fund’s investment objective is to seek long-term capital appreciation. The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small-cap companies. The fund defines small-cap companies as those that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000 Growth Index (approximately $11.9 billion as of October 31, 2020).
The fund invests mainly in common stocks, but it may also invest in exchange-traded funds (ETFs) to a limited extent, generally for purposes of gaining temporary market exposure.
The manager employs a growth-oriented investment philosophy to analyze and select investments. The manager seeks to invest in stocks of high quality companies (based on such characteristics as return-on-equity or profitability) trading at what the manager believes are attractive valuations and that are experiencing positive earnings revisions. The manager seeks to invest in companies that it believes could experience future growth rates at levels higher than the Russell 2000 Growth Index. The manager utilizes an investment process that incorporates proprietary quantitative and qualitative research.
The manager continuously monitors and evaluates both current and prospective investments and attempts to mitigate risk through ownership of a well-diversified portfolio with broad representation across different market industries and sectors. The fund may focus its investments in a particular sector or sectors of the economy. The fund’s sector and industry exposures may vary significantly from the Russell 2000 Growth Index. The fund may invest up to 10% of its total assets in foreign securities, including those in emerging markets. The fund may invest in initial public offerings (IPOs). The manager defines emerging markets countries as those countries included in the MSCI Emerging Markets Index.
The manager will generally sell a stock if it determines that its original investment rationale is no longer intact, if there has been an adverse change in the company’s fundamentals or competitive position, or if there has been a change to its relative valuation.
Due to its investment strategy, the fund may buy and sell securities frequently. This may result in high transaction costs and additional capital gains tax liabilities relative to a fund with a buy-and-hold investment strategy.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Small Cap Value Fund
Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the fund, small-cap companies are those with

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market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Value Index (approximately $11.9 billion as of October 31, 2020) or the S&P SmallCap 600 Index (approximately $4.3 billion as of October 31, 2020).
The fund invests primarily in a diversified mix of common stocks of U.S. small-cap companies. The manager employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the manager believes have distinct value characteristics based on industry-specific valuation criteria. The manager focuses on high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small-cap market.
Fundamental research is then used to identify those companies demonstrating one or more of the following characteristics:

■	sustainable competitive advantages within a market niche;

■	strong profitability and free cash flows;

■	strong market share positions and trends;

■	quality of and share ownership by management; and

■	financial structures that are more conservative than the relevant industry average.

The fund’s sector exposures are broadly diversified, but are primarily a result of stock selection and may, therefore, vary significantly from the fund’s benchmark. The fund may invest up to 15% of its total assets in foreign securities (with no more than 5% in emerging-market securities). The fund may have significant investments in the financial services sector.

Except as otherwise stated under “Temporary defensive investing,” the fund normally has 10% or less (usually less) of its total assets invested in cash and cash equivalents.

The fund may invest in initial public offerings (IPOs). The fund may also purchase each of the following types of securities: real estate investment trusts (REITs) or other real estate related equity securities, U.S. dollar-denominated foreign securities, and certain exchange-traded funds (ETFs). ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities that compose the ETF. The fund may focus its investments in a particular sector or sectors of the economy.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Strategic Equity Allocation Fund
Investment objective: To seek capital appreciation.
The fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The fund’s allocation to various markets and types of securities will be actively managed.
The fund may invest in both developed and emerging markets. The fund’s investment in equity securities will vary both with respect to types of securities and markets in response to changing market and economic trends. The fund’s allocation of securities will depend on the manager’s outlook for the markets and generally reflect the manager’s strategic asset allocation analysis and their assessment of the relative attractiveness of a particular asset class. When determining whether to invest in a particular market, the manager considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.
The fund also may invest in exchange-traded funds and in fixed-income securities, including, but not limited to:

■	U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation;

■	U.S. Treasury futures contracts;

■	Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs);

■	U.S. and foreign corporate bonds;

■	Foreign government and agency securities; and

■	Lower-rated fixed-income securities and high-yield securities.

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency. The fund may actively manage its exposure to foreign currencies through the use of foreign currency forward contracts and other currency derivatives. The fund may own foreign cash equivalents and foreign bank deposits as part of its investment strategy. The fund may invest in foreign currencies for hedging and speculative purposes. The fund may focus its investments in a particular sector or sectors of the economy.

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Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Risks of investing —Hedging, derivatives and other strategic transactions risk,” including, but not limited to, futures and options contracts, foreign currency forward contracts and swaps, including credit default swaps and total return swaps. The fund may engage in derivatives transactions for hedging and non-hedging purposes including, without limitation, the following purposes:

■	to attempt to protect against possible changes in the market value of securities held or to be purchased by the fund resulting from securities markets or currency exchange rate fluctuations;

■	to protect the fund’s unrealized gains in the value of its securities;

■	to facilitate the sale of the fund’s securities for investment purposes;

■	to manage the effective maturity or duration of the fund’s securities;

■	to establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;

■	to facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities; and

■	to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Strategic Income Opportunities Fund
Investment objective: To seek to maximize total return consisting of current income and capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
Under normal market conditions, the fund invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds, and investment-grade corporate bonds and currency instruments.
The fund may also invest in preferred stock and other types of debt securities, including mortgage-and asset-backed securities and loans. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risk of being a direct lender.
Although the fund may invest up to 10% of its total assets in securities rated as low as D (in default) by Standard and Poor’s Ratings Services or Moody’s Investors Service, Inc. (and their unrated equivalents in the opinion of the manager), it generally intends to keep its average credit quality in the investment-grade range (i.e., AAA to BBB). Bonds that are rated at or below BB by Standard and Poor’s Ratings Services or Ba by Moody’s Investors Service, Inc. are considered junk bonds. There is no limit on the average maturity of the fund’s portfolio. The fund’s investment policies are based on credit ratings at the time of purchase.
The fund may invest in asset-backed securities rated lower than A (but not rated lower than B by Standard and Poor’s Ratings Services or Moody’s Investors Service, Inc. or their unrated equivalents in the opinion of the manager). Under normal circumstances, no more than 15% of the fund’s total assets will be invested in asset-backed securities rated lower than A by both ratings agencies (or their unrated equivalents in the opinion of the manager).
In managing the fund, the manager allocates assets among the four major types of instruments noted above based on analysis of global economic factors, such as fiscal and monetary policies, projected international interest-rate movements, political environments, and currency trends. However, in abnormal circumstances, the manager may invest up to 100% of the fund’s assets in any one sector.
Within each type of security, the manager looks for investments that are appropriate for the overall fund in terms of yield, credit quality, structure, and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.
The fund may use certain higher-risk investments, including derivatives such as futures, options, and swaps (including credit default swaps), as well as restricted or illiquid securities.
The fund may invest significantly in currency spots and forwards, currency futures and options, and interest-rate options for both hedging and nonhedging purposes, including for purposes of enhancing returns. In addition, the fund may invest up to 10% of its net assets in domestic or foreign common stocks.
The fund may trade securities actively, which could increase its transaction costs (thus lowering performance). The fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses.
No more than 80% of the fund’s assets will consist of instruments denominated in foreign currencies.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or

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guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
U.S. High Yield Bond Fund
Investment objective: To seek total return with a high level of current income.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below-investment-grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The fund also invests in corporate debt securities that are investment grade, and may buy preferred and other convertible securities and bank loans that are investment grade. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender.
The manager actively manages a diversified portfolio of below-investment-grade debt securities. The manager does not manage the portfolio to a specific maturity or duration. The manager focuses on individual security selection (primarily using a “bottom-up” approach) and seeks to identify high yield securities that appear comparatively undervalued. The manager uses its knowledge of various industries to assess the risk/return tradeoff among issuers within particular industries, in seeking to identify compelling relative value investments. The manager analyzes the issuers’ long-term prospects and focuses on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. The manager’s research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on free cash flow. The manager also talks to management, and consults industry contacts, debt and equity analysts, and rating agencies.
The manager purchases securities for the fund when attractive risk/reward ideas are identified and sells securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. The manager attempts to invest in high yield securities of issuers which it believes have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. The strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the fund consists of income earned on the fund’s investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer. The fund may invest significantly in issuers in the communications sector.
Under normal circumstances, the manager invests:

■	Up to 15% of total assets in any one industry; and

■	Up to 5% of total assets in any one issuer (excluding investments in cash-equivalent issuers or for cash-management purposes).

The manager will generally invest in below investment grade debt securities that are rated at least “Caa” by Moody’s Investors Service, Inc. or “CCC” by Standard and Poor’s Ratings Services, or that are unrated but deemed by the manager to be of comparable quality but may also invest in securities rated below these ratings (or unrated securities of comparable quality). The average credit quality of the fund’s securities is expected to be at least B- as rated by Standard and Poor’s Ratings Services.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
U.S. Sector Rotation Fund
Investment objective: To seek capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
The fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities of any market capitalization, including futures on indexes of equity securities. The fund defines U.S. equity securities as: (i) securities of issuers that are organized under the laws of the United States or that maintain their principal place of business in the United States; (ii) securities of issuers that are traded principally in the United States; or (iii) securities of issuers that, during the most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the United States or that have at least 50% of their assets in the United States. The fund’s allocation to various markets and types of securities will be actively managed.
The fund’s investment in equity securities will vary both with respect to types of securities and markets in response to changing market and economic trends. The fund’s allocation of securities will depend on the manager’s outlook for the markets and generally reflect the manager’s strategic asset allocation analysis and their assessment of the relative attractiveness of a particular asset class. When determining whether to invest in a particular market capitalization, sector or industry, the manager takes into consideration a variety of inputs including economic, fundamental (valuations and earnings), and technical indicators, among other factors.

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The fund may invest up to 20% of its net assets in equity securities of foreign issuers. Investments in exchange-traded funds (ETFs) and derivative instruments may be used to reduce risk and/or obtain efficient investment exposure, and may include options, futures contracts, and swaps (including interest-rate swaps).
The fund also may invest in fixed-income securities, including, but not limited to:
• U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation;
• U.S. Treasury futures contracts;
• Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs);
• U.S. and foreign corporate bonds;
• Foreign government and agency securities; and
• Lower-rated fixed-income securities and high-yield securities (also known as “junk bonds”)
The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency. The fund may actively manage its exposure to foreign currencies through the use of foreign currency forward contracts and other currency derivatives. The fund may own foreign cash equivalents and foreign bank deposits as part of its investment strategy. The fund may invest in foreign currencies for hedging and speculative purposes. The fund may focus its investments in a particular sector or sectors of the economy.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Principal risks — Hedging, derivatives and other strategic transactions risk,” including, but not limited to, futures and options contracts, foreign currency forward contracts and swaps. The fund may engage in derivatives transactions for hedging and non-hedging purposes including, without limitation, the following purposes:
• to attempt to protect against possible changes in the market value of securities held or to be purchased by the fund resulting from securities markets or currency exchange rate fluctuations;
• to protect the fund’s unrealized gains in the value of its securities;
• to facilitate the sale of the fund’s securities for investment purposes;
• to manage the effective maturity or duration of the fund’s securities;
• to establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;
• to facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities; and
• to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Investing during transition periods
A fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
A fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that a fund is in a defensive position, its ability to achieve its investment objective will be limited.

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Additional information about the funds’ principal risks

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which each fund itself is regulated. Such legislation or regulation could limit or preclude each fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and each fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from each fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of each fund’s portfolio holdings. Furthermore, volatile financial markets can expose each fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by each fund.
The principal risks of investing in each fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping a fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the funds’ Statement of Additional Information (SAI).
Arbitrage strategies risk
Arbitrage strategies involve engaging in transactions that attempt to exploit the price differences of identical, related, or similar securities within a market or different markets or in different forms. The fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner. An individual arbitrage investment may be affected by the length of time that the fund’s assets must be committed to that investment. Unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the fund to lose money. The expected gain on an arbitrage investment typically is smaller than the possible loss should the transaction be unexpectedly terminated. The success of an arbitrage investment also depends on the volume of corporate transactional activity, which has varied over time. During periods when transactional activity is low, it may be difficult to identify opportunities for profit. When market interest rates are relatively low, arbitrage spreads may narrow, resulting in smaller potential profits on arbitrage investments.
Changing distribution levels risk
The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Concentration risk
When a fund concentrates its investments in an industry, they are less broadly invested across industries than other funds. This means that concentrated funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular

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industries or sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors. From time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to

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perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Defaulted debt risk
Investing in defaulted debt securities is speculative and involves substantial risks in addition to the risks of investing in high-yield securities that have not defaulted. The fund generally will not receive interest payments on defaulted debt securities, and there is a substantial risk that principal will not be repaid. A fund investing in defaulted debt securities may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on the securities. In any reorganization or liquidation proceeding relating to defaulted debt, a fund may lose its entire investment in such securities or may be required to accept cash or securities with a value lower than the fund’s original investment. Defaulted debt securities and any securities received in exchange for defaulted debt securities may be subject to restrictions on resale.
Distressed investments risk
Distressed investments include loans, loan participations, bonds, notes, and nonperforming and subperforming mortgage loans, many of which are not publicly traded and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities, and the spread between the bid and asked prices of such securities may be greater than normally expected. If the manager’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the fund’s original investment.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement

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facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

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Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. An ETF has its own fees and expenses, which are indirectly borne by the fund. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV.
Exchange-traded notes (ETNs) risk
ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer’s credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.
Financial services sector risk
A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Companies in the financial services sector may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, and insurance companies. The types of companies that compose the financial services sector may change over time. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, certain financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are

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deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Floating rate loans risk
Floating rate loans are generally rated below investment-grade, or if unrated, determined by the manager to be of comparable quality. They are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a serious credit event the value of the fund’s investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, therefore, the fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to meet redemption requests or pursue other investment opportunities. In addition, certain floating rate loans may be “covenant-lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Asia. The fund is susceptible to political and economic factors affecting issuers in Pacific Basin countries. Many of the countries of the Pacific Basin are developing both economically and politically. Some Asian countries restrict the extent to which foreigners may invest in their securities markets. Securities of issuers located in some Asian countries tend to have volatile prices and may offer significant potential for loss as well as gain. Further, certain companies in Asia may not have firmly established product markets, may lack depth of management, or may be more vulnerable to political or economic developments such as nationalization of their own industries.

Asia (including Australia and New Zealand). The developed Asian economies are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls, and other measures imposed or negotiated by the countries with which they trade, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. The Australian and New Zealand economies are dependent on the economies of Asian countries and on the price and demand for agricultural products and natural resources. Additionally, Australia and New Zealand are located in a region that has historically been prone to natural disasters. Any natural disaster in the region could negatively impact the economies of Australia and New Zealand and affect the value of securities held by the fund.

Continental Europe. European securities may be affected significantly by economic, regulatory, or political developments affecting European issuers. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value

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relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Eastern Europe. Specific risks vary greatly between markets but include corporate governance, fiscal stability, banking regulations, European Union accession, global commodity prices, political stability, and market liquidity.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Frontier-market risk. Frontier-market countries generally have smaller economies and less-developed capital markets or legal, regulatory, and political systems than traditional emerging-market countries. As a result, the risks of investing in emerging-market countries are magnified in frontier-market countries. Potential circumstances that may result in magnified risks in frontier-market countries include (i) extreme price volatility and illiquidity, (ii) government ownership or control of parts of the private sector or other protectionist measures, (iii) large currency fluctuations, (iv) limited investment opportunities, and (v) inadequate investor protections and regulatory enforcement. In certain frontier-market countries, fraud and corruption may be more prevalent than in developed-market countries.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds listed and traded on certain Chinese stock exchanges through Bond Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares listed and traded on certain Chinese stock exchanges through Stock Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Japan. A fund that holds Japanese securities may be affected significantly by economic, regulatory, or political developments affecting Japanese issuers. The Japanese securities markets may have less liquidity and may be more volatile than U.S. or other securities markets and market developments may affect Japanese markets differently from U.S. or other securities markets. Direct or indirect government intervention to stabilize the Japanese securities markets, as well as cross-shareholdings in Japanese companies, may affect trading prices and volumes in these markets. Also, there is generally less publicly available information about Japanese companies than about those U.S. companies that are subject to the reporting requirements of the U.S. Securities and Exchange Commission, and Japanese companies are subject to accounting, auditing, and financial reporting standards and requirements that differ from those applicable to U.S. reporting companies.

Securities prices in Japan are subject to political, economic, financial, and social factors that apply in Japan. The Japanese economy, after achieving high growth in the 1980s, faltered dramatically in the 1990s. While Japan’s recent economic performance has shown improvements with positive gross domestic product (GDP) growth, the Japanese government continues to deal with high tax and unemployment rates, unstable banking and financial service sectors, and low consumer

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spending. Should any or all of these problems persist or worsen, a fund invested in such securities could be adversely affected. A small number of industries, including the electronic machinery industry, comprise a large portion of the Japanese market, and therefore weakness in any of these industries could have a profound negative impact on the entire market.

Latin America. Although there have been significant improvements in recent years, the Latin American economies continue to experience significant problems, including high inflation rates and high interest rates. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. There is no assurance that economic initiatives will be successful. Recovery may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities.

South Africa. Specific risks include the transfer of assets to black economic empowerment groups, tax increases, corporate governance, banking regulations, commodity prices, political changes, and asset appropriation.

United Kingdom. A fund that holds U.K. securities may be affected significantly by economic, regulatory, or political developments affecting U.K. issuers. Responses to the high level of public and private debt by the U.K. government, central bank and others may not work, and may limit future growth and economic recovery or have other unintended consequences. Furthermore, the U.K. is closely tied to Continental Europe and may be impacted to a greater extent than other countries by euro common currency economic and political events. A small number of industries, including the financial services and oil and gas industries, comprise a large portion of the U.K. market, and therefore weakness in any of these industries could have a profound negative impact on the entire market.

Greater China risk
Although they are larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. In addition, there are risks particular to the region. For example, investments in Taiwan could be adversely affected by its political relationship with China. The attitude of the Chinese government toward growth and capitalism is uncertain, and the markets of Hong Kong and China could be hurt significantly by any government interference or any material change in government policy. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole. All of these factors mean that the fund is more likely to experience higher volatility and lower liquidity than a portfolio that invests mainly in U.S. stocks.
Healthcare sector risk
Health sciences industries may be affected by product obsolescence, thin capitalization, limited product lines, markets, and financial resources, or personnel challenges and legislative or regulatory activities affecting the healthcare sector, such as approval policies for drugs, medical devices, or procedures, and changes in governmental and private payment systems and product liabilities.
Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and

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traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict a fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to a fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and a fund might be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of a fund. Legislation or regulation may change the way in which a fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent a fund of funds utilizes hedging and other strategic transactions, it will be subject to the same risks.
High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Hybrid instrument risk
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.
Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional

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purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Information technology companies risk
Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Investment company securities risk
A fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
LIBOR discontinuation risk
Certain debt securities, derivatives and other financial instruments may utilize LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
There are obstacles to converting certain longer term securities and transactions to a new benchmark and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. In addition, it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

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The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.
It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to the same risks as other fixed-income securities but have greater credit quality risk and may be considered speculative. In addition, lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

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Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with mid-sized market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with mid-sized market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with mid-sized market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or mid-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The

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fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Inverse interest-only securities. Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage-backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

TBA mortgage contracts. TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Municipal bond risk
With general obligation bonds, which are backed by the municipal issuer’s ability to levy taxes, the main risk is that the issuer’s overall credit quality will decline. In extreme cases, a municipal issuer could declare bankruptcy or otherwise become unable to honor its commitments to bondholders. Although rare, this can be prompted by many possible reasons, ranging from fiscal mismanagement to erosion of the tax base. With revenue bonds, which are backed only by income associated with a specific facility (such as a power plant or stadium), the risk is generally higher, because any circumstance that reduces or threatens the economic viability of that particular facility can affect the bond’s credit quality.
In addition, since there are a limited number of municipal obligation insurers, the fund may have several investments covered by one insurer. Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in increased share price volatility for the fund’s shares. In addition, a ratings agency’s downgrade of the claims-paying ability of companies that provide bond insurance may affect the value of those securities.
Income from municipal bonds held by the fund could become taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of the fund’s otherwise tax-exempt dividends may be taxable to shareholders subject to the AMT. Values of municipal bonds could be adversely affected by changes in tax rates that make tax-exempt returns less attractive.
The costs associated with combating the novel coronavirus (COVID-19) pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and their political subdivisions. The effects of this pandemic could affect the ability of states and their political subdivisions to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Natural resources industry risk
The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, natural disasters or other extreme weather conditions, commodity prices, and taxes and other governmental regulations.
Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Privately held and newly public companies risk
Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and may be difficult to value. There may be significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. The extent (if at all) to which securities of privately held companies or newly public companies may be sold without negatively impacting its

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market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of privately held companies tend to have a greater exposure to liquidity risk than funds that do not invest in securities of privately held companies.
Quantitative modeling risk
Use of quantitative models carries the risk that the fund may underperform funds that do not utilize such models. The use of quantitative models may affect the fund’s exposure to certain sectors or types of investments and may impact the fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Successful application of a quantitative model is dependent on the subadvisor’s skill in building and implementing the model. For example, human judgment plays a role in building, utilizing, testing, modifying, and implementing the financial algorithms and formulas used in these models. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value. Quantitative models may not accurately predict future market movements or characteristics due to the fact that market performance can be affected by non-quantitative factors that are not easily integrated into quantitative analysis, among other factors.
Real estate investment trust (REIT) risk
REITs are subject to risks associated with the ownership of real estate. Some REITs experience market risk and liquidity risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property.
REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Real estate securities risk
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.
These risks include:

■	Declines in the value of real estate

■	Risks related to general and local economic conditions

■	Possible lack of availability of mortgage funds

■	Overbuilding

■	Extended vacancies of properties

■	Increased competition

■	Increases in property taxes and operating expenses

■	Changes in zoning laws

■	Losses due to costs resulting from the cleanup of environmental problems

■	Liability to third parties for damages resulting from environmental problems

■	Casualty or condemnation losses

■	Limitations on rents

■	Changes in neighborhood values and the appeal of properties to tenants

■	Changes in interest rates and

■	Liquidity risk

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Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared with the value of shares of a fund with investments in a mix of different industries.
Securities of companies in the real estate industry have been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.
Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 (the Code) or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Repurchase agreements risk
The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. The fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Companies in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Companies in the consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, and consumer confidence.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Insurance Companies. Insurance companies are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Already extensively regulated, insurance companies’ profits may also be adversely affected by increased government regulations or tax law changes. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

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Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of a particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.
Industrials. The industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, and technological developments, among other factors.
Materials. Issuers in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.
Metals. The specific political and economic risks affecting the price of metals include changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The prices of metals, in turn, are likely to affect the market prices of securities of companies mining or processing metals, and accordingly, the value of investments in such securities may also be affected. Metal-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on metal-related investments have traditionally been more volatile than investments in broader equity or debt markets.
Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.
Technology companies. A fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described under “Small and mid-size company risk.”
Utilities. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations; increased costs and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity and pricing pressures; and the negative impact of regulation. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.
Short sales risk
The funds may make short sales of securities. This means a fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. A fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

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Until a fund closes its short position or replaces a borrowed security, a fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. The need to maintain cash or other liquid assets in segregated accounts could limit the fund’s ability to pursue other opportunities as they arise.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Small number of issuers risk
Overall risk can be reduced by investing in securities from a larger pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund invests in a small number of issuers, it may experience greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a fund’s investment strategies or techniques may be more pronounced than for funds that are more diversified.
Technology sector risk
Technology companies rely heavily on technological advances and face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Shortening of product cycle and manufacturing capacity increases may subject technology companies to aggressive pricing. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products.

Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.
Telecommunications sector risk
Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the United States from foreign competitors engaged in strategic joint ventures with U.S. companies and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.
Value investing style risk
Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

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Warrants risk
Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
Your Account

Class NAV Shares
Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds of JHF II and John Hancock Funds III. Class NAV shares may also be sold to retirement plans for employees of John Hancock and/or Manulife affiliated companies only, including John Hancock qualified plans and non-qualified deferred compensation plans, and separate investment accounts of John Hancock and its insurance affiliates and to the issuers of interests in the John Hancock Freedom 529 Plan, including the Education Trust of Alaska.
Other classes of shares of the funds, which have their own expense structures, may be offered in separate prospectuses.
Transaction Policies
Valuation of shares. The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern Time on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com
Valuation of securities. Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.

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If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices. When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.
Execution of requests. The funds are open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
In unusual circumstances, any fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
A fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, a fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, a fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, a fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as a fund may have in place from time to time.
Excessive trading. The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in “market timing” or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt Fund investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders. Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, a fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific “Limitation on Exchange Activity” described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of the Fund or otherwise not be in a fund’s best interest in light of unusual trading activity related to your account. In the event a fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the Fund’s NAVs at the conclusion of the delay period. Each Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies. The Board of Trustees has adopted the following policies and procedures by which the Funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

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Limitation on exchange activity. Pursuant to the policies and procedures adopted by the Board of Trustees, a fund, or its agent, may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds if the fund, or its agent, determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. A fund, or its agent, cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund, or its agent, may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of a fund’s shareholders. No fund has any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to a fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of a fund’s shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of the Fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.
Limitation on the ability to detect and curtail excessive trading practices. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of a fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail its trading practices. The ability of a fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because a fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of a fund to monitor trades that are placed by omnibus or other nominee accounts is limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisors, brokers, retirement plan administrators or feebased program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, a fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, each fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. A fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the funds’ policies. No fund can guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, a fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk. To the extent that a fund or its agents are unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in fund transactions. Increased fund transactions and use of the line of credit would correspondingly increase a fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower Fund investment performance during periods of rising markets.
While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under “Valuation of shares.” These types of securities entail a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities. Each Fund may have significant investments in foreign securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under “Valuation of shares,” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

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Any frequent trading strategies may interfere with efficient management of a fund’s portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of fund shares held by other shareholders.
Dividends and account policies
Dividends. Each fund typically declares and pays income dividends and capital gains, if any, at least annually. However, the following funds pay dividends quarterly: Core Bond Fund, Equity Income Fund, High Yield Fund and U.S. High Yield Bond Fund; the following funds declare dividends daily and pay them monthly: Emerging Markets Debt Fund, Floating Rate Income Fund and Strategic Income Opportunities Fund; and the following fund declares dividends monthly and pays them monthly: Multi-Asset High Income Fund.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends from a fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If a fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Account statements. The funds will provide account statements and other account information to shareholders as provided in participation agreements with insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.
Disclosure of fund portfolio holdings. The funds’ policy regarding disclosure of portfolio holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: jhinvestments.com.
All of the holdings of each fund will be posted to the website, jhinvestments.com, no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. The following information for each fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition.
The holdings of each fund as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. Each fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the funds’ policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in the SAI.
Broker compensation and revenue sharing arrangements
Class NAV shares of the funds are sold to the JHF II Portfolios and may in the future be sold to other series.
Other shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisors, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the Distributor’s efforts to promote the sale of the fund’s shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the Distributor’s promotional efforts.

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The Distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor’s marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the Distributor’s revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the fund, as well as about fees and/or commissions it charges.
The Distributor, advisor and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
For a description of these compensation and revenue sharing arrangements, see the prospectuses and statement of additional information for the JHF II funds. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through the advisor’s profit on the advisory fee on the funds.
Fund Details

Board of Trustees
The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the funds.
Advisor
The investment advisor manages the funds’ business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the funds. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the funds’ portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the funds’ portfolio assets through proactive oversight and monitoring of a subadvisor and the funds, as described in further detail below. The advisor is responsible for developing overall investment strategies for the funds and overseeing and implementing the funds’ continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the funds; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The funds rely on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The funds, therefore, are able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the funds (other than by reason of serving as a subadvisor to the funds), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Subadvisors
The subadvisors handle the funds’ portfolio management activities, subject to oversight by the advisor.
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Custodian
The custodian holds the funds’ assets, settles all portfolio trades, and collects most of the valuation data required for calculating each fund’s net asset value.
Except as stated below, each fund’s custodian is State Street Bank and Trust Company.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Citibank, N.A. is the custodian for Asia Pacific Total Return Bond Fund, Emerging Markets Debt Fund, Emerging Markets Fund, Fundamental Global Franchise Fund, Global Equity Fund, International Small Company Fund and International Strategic Equity Allocation Fund.
Citibank, N.A.
388 Greenwich Street
New York, NY 10013
Principal distributor
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Markets the funds and distributes shares through selling brokers, financial planners and other financial professionals.
Management fees
As full compensation for its services, the advisor receives a fee from each fund.
The fee for each fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the fund’s net assets (together with the assets of any other applicable fund identified in the advisory agreement). The advisory fee rate for certain funds is based on the aggregate of the net assets of the fund and the net assets of one or more other John Hancock funds (or portions thereof) that have the same subadvisor as the fund. If a fund and such other fund(s) (or portions thereof) cease to have the same subadvisor, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for a fund. The fee for each fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the applicable annual fee rate by the value of the net assets of the fund at the close of business on the previous business day of the fund.
The schedule of the annual percentage rates of the management fees for the funds is set forth in Appendix A hereto. The investment management fees, including the impact of the waivers and reimbursements as described below, incurred by each fund during the most recent fiscal year are set forth in Appendix B hereto.
A discussion regarding the basis of the Board of Trustees’ approving the investment advisory and subadvisory contracts of the funds (except for funds that have not commenced operations) is available in the funds’ most recent annual report to shareholders dated August 31. A discussion regarding the basis of the Board of Trustees’ approving the investment advisory and subadvisory contracts for a fund that has not commenced operations will be available in the fund’s first shareholder report after commencement of operations.
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary”-Fees and expenses for each fund, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

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The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Emerging Markets Debt Fund, in an amount equal to the amount by which expenses of the fund exceed 0.78% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Global Equity Fund, in an amount equal to the amount by which expenses of the fund exceed 0.89% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to reduce its management fee for each fund, or if necessary make payment to a fund, in an amount equal to the amount by which the expenses of the fund exceed the following percentages of the average daily net assets of the funds: 0.25% for Emerging Markets Fund, Fundamental Global Franchise Fund, Global Equity Fund, International Small Company Fund, and International Strategic Equity Allocation Fund; 0.20% for Blue Chip Growth Fund, Capital Appreciation Fund, Capital Appreciation Value Fund, Equity Income Fund, Health Sciences Fund, Mid Cap Stock Fund, Mid Value Fund, New Opportunities Fund, Real Estate Securities Fund, Science & Technology Fund, Small Cap Value Fund, Strategic Equity Allocation Fund and U.S. Sector Rotation Fund; and 0.15% for Asia Pacific Total Return Bond Fund, Core Bond Fund, Emerging Markets Debt Fund, Floating Rate Income Fund, High Yield Fund, Opportunistic Fixed Income Fund, Strategic Income Opportunities Fund and U.S. High Yield Bond Fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) Rule 12b-1 fees, (g) transfer agency fees and service fees, (h) underlying fund expenses (acquired fund fees), and (i) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the funds.
The advisor voluntarily agrees to waive its advisory fees so that the amount retained by the advisor after payment of the subadvisory fees for International Strategic Equity Allocation Fund, Science and Technology Fund, Strategic Equity Allocation Fund and U.S. Sector Rotation Fund does not exceed 0.45% of the fund’s average net assets. The advisor may terminate this voluntary waiver at any time upon notice to the funds.
Subadvisory arrangements and management biographies

The subadvisors handle the portfolio management activities of the funds, subject to oversight by the advisor. Each subadvisor formulates a continuous investment program for each fund it subadvises, consistent with the fund’s investment objective and strategies as described above. Each subadvisor regularly reports to the advisor and the Trustees of JHF II with respect to the implementation of such programs.
Subadvisory Fees. Each subadvisor is compensated by the advisor, subject to Board approval, and not by the fund or funds that it subadvises.
Pursuant to an order received from the SEC, the advisor is permitted to appoint a new subadvisor for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a fund is able from time to time to change fund subadvisors or the fees paid to subadvisors without the expense and delays associated with holding a shareholders’ meeting. The SEC order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or a fund (other than by reason of serving as a subadvisor) or change the subadvisory fee of an affiliated subadvisor without shareholder approval. A discussion regarding the basis for the Board of Trustees’ approval of each subadvisory agreement is available in the funds’ report to shareholders dated August 31, 2020 (except for funds that have not commenced operations).
Set forth below is information about the subadvisors and the portfolio managers for the funds, including a brief summary of the portfolio managers’ business careers over the past five years. The SAI includes additional details about the funds’ portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.
Each subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, Manulife Financial Corporation, as the parent company of each subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisors. Accordingly, there is a conflict of interest in that there is an incentive for each subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, each subadvisor has a duty to allocate assets to an affiliated subadvised fund (and to affiliated underlying funds more broadly) only when the subadvisor believes it is in the best interests of fund shareholders, without regard to any economic incentive. As part of its oversight of the funds and the subadvisors, the advisor will monitor to ensure that allocations and the subadvisor’s compensation practices are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.
Allianz Global Investors U.S. LLC (“AllianzGI US”)
AllianzGI US, a Delaware limited liability company, is a registered investment advisor with offices in New York, New York and San Diego, California and San Francisco, California. AllianzGI US is a direct, wholly-owned subsidiary of Allianz Global Investors U.S. Holdings LLC, which in turn is owned indirectly by Allianz SE, a

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diversified global financial institution. AllianzGI US provides advisory services to mutual funds and institutional accounts. AllianzGI US is located at 555 Mission Street, San Francisco, California 94105. As of September 30, 2020, AllianzGI US had approximately $112 billion in assets under management. AllianzGI US has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by AllianzGI US.

Fund	Portfolio Managers
Science & Technology Fund	Huachen Chen Walter C. Price Michael A. Seidenberg
Huachen Chen

■	Managing Director and Senior Portfolio Manager

■	Joined AllianzGI US in 1984 as an analyst

■	Became a principal in 1994

■	Managed the fund since 2013

Walter C. Price

■	Managing Director and Senior Portfolio Manager

■	Joined AllianzGI US in 1974 as a senior securities analyst in technology

■	Became a principal in 1978

■	Managed the fund since 2013

Michael A. Seidenberg

■	Director, Portfolio Manager/Analyst

■	Joined AllianzGI US in 2009

■	Portfolio manager for the Global Technology strategy

■	Managed the fund since 2019

BCSF Advisors, LP (“Bain Capital Credit”)
Bain Capital Credit is a subsidiary of Bain Capital Credit, LP. Bain Capital Credit, LP was formed in 1998 as the credit investing arm of Bain Capital. Bain Capital Credit, LP is located at 200 Clarendon Street, Boston, MA 02116, and is one of the world’s premier alternative investment firms. Bain Capital Credit has entered into a resource sharing agreement with Bain Capital Credit, LP, pursuant to which Bain Capital Credit, LP will provide Bain Capital Credit with experienced investment professionals and access to the resources of Bain Capital Credit, LP. Bain Capital Credit, LP invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit, LP and its subsidiaries have a global footprint with approximately $43.7 billion in assets under management as of September 30, 2020. Bain Capital Credit has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by Bain Capital Credit.

Fund	Portfolio Manager
Floating Rate Income Fund	Andrew Carlino
Kim Harris
Nate Whittier
Andrew Carlino

■	Managing Director and Portfolio Manager

■	Managed the fund since 2018

■	Joined Bain Capital Credit, LP in 2002.

Kim Harris

■	Managing Director and Portfolio Manager

■	Managed the fund since 2018

■	Joined Bain Capital Credit, LP in 2000.

Nate Whittier

■	Director and Portfolio Manager

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■	Managed the fund since 2019

■	Joined Bain Capital Credit, LP in 2013.

Dimensional Fund Advisors LP (“Dimensional”)
Dimensional was organized in 1981 as “Dimensional Fund Advisors, Inc.,” a Delaware corporation, and in 2006, it converted its legal name and organizational form to “Dimensional Fund Advisors LP,” a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Dimensional is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds. As of September 30, 2020, Dimensional and its affiliates had approximately $527 billion in assets under management.
Dimensional uses a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for funds managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.
In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding fund management based on the parameters established by the Investment Committee. Dimensional has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolios as set forth below. These managers are employed by Dimensional.

Fund	Portfolio Managers
Emerging Markets Fund	Will B. Collins-Dean, CFA Jed S. Fogdall Mary T. Phillips, CFA Bhanu P. Singh
International Small Company Fund	Jed S. Fogdall Arun Keswani, CFA Mary T. Phillips, CFA Bhanu P. Singh
Will B. Collins-Dean, CFA

■	Senior Portfolio Manager and Vice President

■	Joined Dimensional in 2014

■	Managed the fund since 2019

Jed S. Fogdall

■	Senior Portfolio Manager and Vice President

■	Joined Dimensional in 2004

■	Managed the funds since 2010

Arun Keswani, CFA

■	Senior Portfolio Manager and Vice President

■	Joined Dimensional in 2011

■	Managed the fund since 2015

Mary T. Phillips, CFA

■	Senior Portfolio Manager and Vice President

■	Joined Dimensional in 2012

■	Managed the funds since 2017

Bhanu P. Singh

■	Senior Portfolio Manager and Vice President

■	Joined Dimensional in 2003

■	Managed the funds since 2015

GW&K Investment Management, LLC (“GW&K”)

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Founded in 1974, GW&K serves as an investment advisor or subadvisor to private clients, pension and profit-sharing plans, mutual funds, estates, charitable foundations, endowments, corporations, and other entities. GW&K is located at 222 Berkeley Street, Boston, Massachusetts 02116. Affiliated Managers Group, Inc., a publicly traded asset management company (NYSE: AMG), holds a majority equity interest in GW&K. As of September 30, 2020, GW&K managed approximately $47.1 billion. GW&K has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by GW&K.

Fund	Portfolio Managers
New Opportunities Fund	Joseph C. Craigen, CFA Daniel L. Miller, CFA
Joseph C. Craigen, CFA

■	Partner and Equity Portfolio Manager

■	Managed the fund since 2014

■	Joined GW&K in 2008.

Daniel L. Miller, CFA

■	Partner and Director of Equities

■	Managed the fund since 2014

■	Joined GW&K in 2008.

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Jennison Associates LLC (“Jennison”)
Jennison, located at 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been (including its predecessor, Jennison Associates Capital Corp.) in the investment advisory business since 1969. Jennison is a direct, wholly-owned subsidiary of PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2020, Jennison managed in excess of $203.7 billion in assets. Jennison has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolio as set forth below. These managers are employed by Jennison.

Fund	Portfolio Managers
Capital Appreciation Fund	Blair A. Boyer Michael A. Del Balso Rebecca Irwin Natasha Kuhlkin, CFA Kathleen A. McCarragher Spiros “Sig” Segalas
Blair A. Boyer

■	Managed the fund since 2019

■	Joined Jennison in 1993

■	Managing Director of Jennison

■	Co-Head of Large Cap Growth Equity.

Michael A. Del Balso

■	Managed the fund since 2005

■	Joined Jennison in 1972

■	Managing Director of Jennison.

Rebecca Irwin

■	Managed the fund since 2019

■	Joined Jennison in 2006

■	Managing Director of Jennison.

Natasha Kuhlkin, CFA

■	Managed the fund since 2019

■	Joined Jennison in 2004

■	Managing Director of Jennison.

Kathleen A. McCarragher

■	Managed the fund since 2005

■	Joined Jennison in 1998

■	Managing Director of Jennison

■	Head of Growth Equity.

Spiros “Sig” Segalas

■	Managed the fund since 2005

■	Founding member of Jennison in 1969

■	President and Chief Investment Officer of Jennison.

The portfolio managers for the funds are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
Manulife Investment Management (US) LLC
Manulife Investment Management (US) LLC (Manulife IM (US)), a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts 02116, was founded in 1979. It is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”) and an affiliate of the advisor. JHFS is a subsidiary of Manulife Financial Corporation (MFC), based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries,

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collectively known as Manulife Financial. As of September 30, 2020, Manulife IM (US) had approximately $204.6 million in assets under management. Manulife IM (US) has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolio as set forth below. These managers are employed by Manulife IM (US).

Fund	Portfolio Managers
Asia Pacific Total Return Bond Fund	Neal Capecci Endre Pedersen Jimond Wong, CFA, CPA
Emerging Markets Debt Fund	Roberto Sanchez-Dahl, CFA Elina Theodorakopoulou Paolo H. Valle
Fundamental Global Franchise Fund	Emory W. Sanders, Jr., CFA Jonathan T. White, CFA
Global Equity Fund	Paul Boyne* Stephen Hermsdorf
International Strategic Equity Allocation Fund	Matthew Murphy, CFA Nathan W. Thooft, CFA
Multi-Asset High Income Fund	John F. Addeo, CFA Geoffrey Kelley, CFA Caryn E. Rothman, CFA Nathan W. Thooft, CFA Christopher Walsh, CFA
Strategic Equity Allocation Fund	Matthew Murphy, CFA Nathan W. Thooft, CFA
Strategic Income Opportunities Fund	Christopher M. Chapman, CFA Thomas C. Goggins Daniel S. Janis III Kisoo Park
U.S. Sector Rotation Fund	Matthew Murphy, CFA Nathan W. Thooft, CFA

*Effective September 17, 2020, Paul Boyne has taken a temporary absence. Stephen Hermsdorf continues to serve as portfolio manager in Mr. Boyne’s absence. The fund does not expect any changes to its investment process or strategies during this period.

John F. Addeo, CFA

■	Global Fixed Income CIO, Senior Managing Director and Senior Portfolio Manager

■	Joined Manulife IM (US) in 2012

■	Managed the fund since 2020

Paul Boyne

■	Senior Managing Director and Senior Portfolio Manager

■	Joined Manulife IM (US) in 2013

■	Managed the fund since 2013

Neal Capecci

■	Portfolio Manager

■	Joined Manulife IM (US) in 2005

■	Managed the fund since 2013

Christopher M. Chapman, CFA

■	Managing Director and Portfolio Manager

■	Joined Manulife IM (US) in 2005

■	Managed the fund since 2017

Thomas C. Goggins

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■	Senior Managing Director and Senior Portfolio Manager

■	Joined Manulife IM (US) in 2009

■	Managed the fund since 2009

Stephen Hermsdorf

■	Managing Director and Portfolio Manager

■	Joined Manulife IM (US) in 2015

■	Managed the fund since 2018

Daniel S. Janis III

■	Senior Managing Director and Senior Portfolio Manager

■	Joined Manulife IM (US) in 1999

■	Managed the fund since 2006

Geoffrey Kelley, CFA

■	Managing Director and Portfolio Manager

■	Joined Manulife IM (US) in 2018

■	Managed the fund since 2020

Matthew Murphy, CFA

■	Director and Portfolio Manager

■	Joined Manulife IM (US) in 2009

■	Managed the fund since 2020

Kisoo Park

■	Managing Director and Portfolio Manager

■	Joined Manulife IM (US) in 2011

■	Founder and chief operating officer of a hedge fund firm based in Hong Kong

■	Managed the fund since 2015

Endre Pedersen

■	Lead Portfolio Manager

■	Joined Manulife IM (US) in 2008

■	Managed the fund since 2013

Caryn E. Rothman, CFA

■	Managing Director and Portfolio Manager

■	Joined Manulife IM (US) in 1996

■	Managed the fund since 2020

■	Sector Lead for Consumer and Healthcare, Senior Research Analyst Manulife IM (US)

Roberto Sanchez-Dahl, CFA

■	Managing Director and Senior Portfolio Manager

■	Joined Manulife IM (US) in 2013

■	Managed the fund since 2013

Emory W. Sanders, Jr., CFA

■	Senior Managing Director and Senior Portfolio Manager

■	Joined Manulife IM (US) in 2010

■	Managed the fund since 2012

Elina Theodorakopoulou

■	Managing Director, Portfolio Manager

■	Managed the fund since 2021

■	Joined Manulife IM (US) in 2019

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■	Began business career in 2008

Nathan W. Thooft, CFA

■	Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation

■	Joined Manulife IM (US) in 2008

■	Managed Strategic Equity Allocation Fund since 2013

■	Managed Multi-Asset High Income Fund since 2014

■	Managed International Strategic Equity Allocation Fund and U.S. Sector Rotation Fund since 2016

Paolo H. Valle

■	Managing Director and Senior Portfolio Manager

■	Joined Manulife IM (US) in 2013

■	Managed the fund since 2013

Christopher Walsh, CFA

■	Managing Director and Portfolio Manager

■	Joined Manulife IM (US) in 2009

■	Managed the fund since 2018

Jonathan T. White, CFA

■	Managing Director and Senior Portfolio Manager (Lead)

■	Joined Manulife IM (US) in 2011

■	Managed the fund since 2013

Jimond Wong, CFA, CPA

■	Portfolio Manager

■	Joined Manulife IM (US) in 2013

■	Joined the fund team in 2016

■	Managed the fund since 2016

Redwood Investments, LLC (“Redwood”)
Redwood, located at One Gateway Center, Suite 802, Newton, MA 02458, is a professional investment advisory firm which provides investment management services to investment companies, employee benefit plans, endowments, and other institutions. As of September 30, 2020, Redwood Investments had investment management authority with respect to approximately $2.1 billion in assets. Redwood has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by Redwood.

Fund	Portfolio Managers
Small Cap Growth Fund	Valerie B. Klaiman, CFA Alexi Makkas Michael J. Mufson, CFA Ezra S. Samet, CFA Jennifer K. Silver, CFA Anthony E. Sutton
Valerie B. Klaiman, CFA

■	Co-Portfolio Manager

■	Managed the fund since 2017

■	Joined Redwood Investments in 2004

Alexi Makkas

■	Co-Portfolio Manager

■	Managed the fund since 2018

■	Portfolio Manager & Analyst (since 2018)

■	Joined Redwood Investments in 2018

Michael J. Mufson, CFA

157

■	Co-Portfolio Manager

■	Managed the fund since 2017

■	Joined Redwood Investments in 2004

Ezra S. Samet, CFA

■	Co-Portfolio Manager

■	Managed the fund since 2017

■	Joined Redwood Investments in 2006

Jennifer K. Silver, CFA

■	Co-Portfolio Manager

■	Managed the fund since 2017

■	Joined Redwood Investments in 2004

Anthony E. Sutton

■	Co-Portfolio Manager

■	Managed the fund since 2017

■	Joined Redwood Investments in 2010

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. As of September 30, 2020, T. Rowe Price and its affiliates managed over $1.31 trillion for individual and institutional investor accounts. T. Rowe Price has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolio as set forth below. These managers are employed by T. Rowe Price.

Fund	Portfolio Managers
Blue Chip Growth Fund	Larry J. Puglia, CFA, CPA
Capital Appreciation Value Fund	David R. Giroux, CFA
Equity Income Fund	John D. Linehan, CFA
Health Sciences Fund	Ziad Bakri, MD, CFA
Mid Value Fund	David J. Wallack
Science & Technology Fund	Ken Allen
Ken Allen

■	Vice President

■	Joined T. Rowe Price in 2000

■	Managed the fund since 2009

Ziad Bakri, MD, CFA

■	Portfolio Manager

■	Joined T. Rowe Price in 2011

■	Managed the fund since 2016

David R. Giroux, CFA

■	Vice President

■	Joined T. Rowe Price in 1998

■	Managed the fund since 2011

John D. Linehan, CFA

■	Portfolio Manager and Vice President

■	Joined T. Rowe Price in 1998

■	Managed the fund since 2015

Larry J. Puglia, CFA, CPA

■	Vice President

158

■	Joined T. Rowe Price in 1990

■	Managed the fund since 2005

David J. Wallack

■	Vice President

■	Joined T. Rowe Price in 1990

■	Managed the fund since 2009

Wellington Management Company LLP (“Wellington Management”)
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.183 trillion in assets. Wellington Management has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolio as set forth below. These managers are employed by Wellington Management.

Fund	Portfolio Managers
Mid Cap Stock Fund	Mario E. Abularach, CFA, CMT Stephen Mortimer
Opportunistic Fixed Income Fund	Brian M. Garvey Brij S. Khurana
Small Cap Value Fund	Edmond C. Griffin, CFA Timothy J. McCormack, CFA Shaun F. Pedersen
Real Estate Securities Fund	Bradford D. Stoesser
Mario E. Abularach, CFA, CMT

■	Senior Managing Director, Partner and Equity Research Analyst of Wellington Management

■	Joined Wellington Management as an investment professional in 2001

■	Managed the fund since 2005

Brian M. Garvey

■	Senior Managing Director, Partner, and Portfolio Manager

■	Joined Wellington Management as an investment professional in 2007

■	Managed the fund since 2020

Edmond C. Griffin, CFA

■	Managing Director and Equity Portfolio Manager of Wellington Management

■	Joined Wellington Management as an investment professional in 2008

■	Managed the fund since 2020

Brij S. Khurana

■	Managing Director and Portfolio Manager

■	Joined Wellington Management as an investment professional in 2020

■	Managed the fund since 2020

Timothy J. McCormack, CFA

■	Senior Managing Director, Partner and Equity Portfolio Manager of Wellington Management

■	Joined Wellington Management as an investment professional in 2000

■	Managed the fund since 2008

Stephen Mortimer

■	Senior Managing Director, Partner and Equity Portfolio Manager of Wellington Management

■	Joined Wellington Management as an investment professional in 2001

159

■	Managed the fund since 2009

Shaun F. Pedersen

■	Senior Managing Director, Partner and Equity Portfolio Manager of Wellington Management

■	Joined Wellington Management as an investment professional in 2004

■	Managed the fund since 2008

Bradford D. Stoesser

■	Senior Managing Director, Partner and Equity Portfolio Manager of Wellington Management

■	Joined Wellington Management as an investment professional in 2005

■	Managed the fund since 2020

Wells Capital Management, Incorporated (“WellsCap”)
WellsCap, located at 525 Market Street, San Francisco, California, is an indirect, wholly-owned subsidiary of Wells Fargo & Company. It was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western U.S. and is one of the largest banks in the U.S. As of September 30, 2020, WellsCap had approximately $505.4 billion in assets under management. WellsCap has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolio as set forth below. These managers are employed by WellsCap.

Fund	Portfolio Managers
Core Bond Fund	Maulik Bhansali, CFA Jarad Vasquez
U.S. High Yield Bond Fund	Chris Lee, CFA Mike Schueller, CFA
Maulik Bhansali, CFA

■	Senior Portfolio Manager of the Montgomery Fixed Income team at WellsCap

■	Joined WellsCap in 2001

■	Managed the fund since 2017

Chris Lee, CFA

■	Portfolio Manager

■	Managed the fund since 2020

■	Joined WellsCap in 2012

Mike Schueller, CFA

■	Portfolio Manager

■	Managed the fund since 2020

■	Joined WellsCap in 2000

Jarad Vasquez

■	Senior Portfolio Manager of the Montgomery Fixed Income team at WellsCap

■	Joined WellsCap in 2007 focusing on mortgage-backed securities

■	Managed the fund since 2017

160

Western Asset Management Company, LLC (“WAMCO”)
Western Asset Management Company Limited serves as sub-subadvisor
WAMCO is located at 385 East Colorado Boulevard, Pasadena, California and is one of the world’s leading investment management firms. Its primary business is managing fixed-income portfolios, an activity the Firm has pursued since 1971. From offices in Pasadena, New York, Sao Paulo, London, Zürich, Singapore, Hong Kong, Tokyo and Melbourne, WAMCO’s 828 employees perform investment services for a wide variety of global clients. The Firm’s clients include charitable, corporate, health care, insurance, mutual fund, public and union organizations, and client portfolios range across an equally wide variety of mandates, from money markets to emerging markets. As of September 30, 2020, WAMCO’s client base totals 402, representing 34 countries, 958 accounts, and $480 billion in assets under management. WAMCO has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by WAMCO.

Fund	Portfolio Managers
High Yield Fund	Michael C. Buchanan, CFA Walter E. Kilcullen S. Kenneth Leech
Michael C. Buchanan, CFA

■	Co-Portfolio Manager and Deputy Chief Investment Officer

■	Joined Western Asset in 2005

■	Managed the fund since 2006

Walter E. Kilcullen

■	Head of US High-Yield/Portfolio Manager

■	Joined Western Asset in 2002

■	Managed the fund since 2017

S. Kenneth Leech

■	Co-Portfolio Manager and Chief Investment Officer of Western Asset since September 2014

■	Joined Western Asset as Chief Investment Officer in 1990; transitioned into a CIO Emeritus role in September 2008

■	Managed the fund since 2014

Additional information
Each fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian and principal distributor as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
This prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. Each of this prospectus, the SAI, or any contract that is an exhibit to the funds’ registration statement, is not intended to, nor does it, give rise to an agreement or contract between the funds and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

161

Financial highlights

These tables detail the financial performance of Class NAV shares of each fund described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single share of a fund. Class NAV shares of High Yield Fund, New Opportunities Fund, and Opportunistic Fixed Income Fund each ceased operations on April 17, 2019, March 28, 2019 and March 13, 2019, respectively. The tables below for such funds detail the financial performance of Class NAV shares from the commencement of operations of Class NAV shares through the fiscal year ended August 31, 2018 and the financial performance of Class C (for New Opportunities Fund) and Class 1 (for High Yield Fund and Opportunisic Fixed Income Fund) shares for the fiscal years ended August 31, 2019 and thereafter. Because Class NAV shares have different expenses than Class C and Class 1 shares, financial highlights for Class NAV shares would have differed. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular fund (assuming reinvestment of all dividends and distributions). Because Class NAV shares of Real Estate Securities Fund had not commenced operations as of the end of the most recent reporting period, August 31, 2020, the table details the financial performance of Class 1 shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Because Class 1 shares have different expenses than Class NAV shares, financial highlights for Class NAV shares would have differed.
The financial statements of JHF II as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHF II’s financial statements, has been incorporated by reference into the SAI. The funds’ annual report is available upon request.
Asia Pacific Total Return Bond Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2020	9.86	0.37	0.20	0.57	(0.38)	—	(0.38)	10.05	5.94	0.84	0.83	3.83	178	48
08-31-2019	9.49	0.38	0.29	0.67	(0.30)	—	(0.30)	9.86	7.31	0.83	0.82	3.97	302	60
08-31-2018	9.80	0.34	(0.44)	(0.10)	(0.21)	—	(0.21)	9.49	(1.05)	0.80	0.79	3.48	351	70
08-31-2017	9.64	0.32	(0.01)	0.31	(0.15)	—	(0.15)	9.80	3.30	0.80	0.79	3.32	382	53
08-31-2016	8.94	0.32	0.64	0.96	(0.26)	—	(0.26)	9.64	10.96	0.81	0.80	3.44	412	54
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Blue Chip Growth Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$41.22	$42.95	$38.95	$32.48	$34.76
Net investment income (loss)[1]		(0.06)	0.04	(0.01)	0.04	0.01
Net realized and unrealized gain (loss) on investments		16.68	0.87	9.86	8.41	2.02
Total from investment operations		16.62	0.91	9.85	8.45	2.03
Less distributions
From net investment income		—	—	—	(0.02)	(0.02)
From net realized gain		(0.64)	(2.64)	(5.85)	(1.96)	(4.29)
Total distributions		(0.64)	(2.64)	(5.85)	(1.98)	(4.31)
Net asset value, end of period		$57.20	$41.22	$42.95	$38.95	$32.48
Total return (%)[2]		40.80	3.57	27.98	27.54	5.74
Ratios and supplemental data
Net assets, end of period (in millions)		$1,732	$1,501	$882	$995	$1,364
Ratios (as a percentage of average net assets):
Expenses before reductions		0.79	0.79	0.79	0.82	0.82
Expenses including reductions		0.75	0.76	0.75	0.78	0.78
Net investment income (loss)		(0.14)	0.09	(0.02)	0.11	0.02
Portfolio turnover (%)		28	38	25	26	34
1	Based on average daily shares outstanding.

162

2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Capital Appreciation Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2020	15.71	(0.03)	9.12	9.09	— [3]	(1.70)	(1.70)	23.10	63.00	0.75	0.74	(0.18)	1,373	47
08-31-2019	18.85	— [3]	(0.45)	(0.45)	(0.03)	(2.66)	(2.69)	15.71	0.89	0.75	0.74	0.03	1,153	50
08-31-2018	18.60	0.03	4.26	4.29	(0.02)	(4.02)	(4.04)	18.85	26.76	0.74	0.73	0.15	1,128	39
08-31-2017	16.63	0.02	3.90	3.92	(0.02)	(1.93)	(1.95)	18.60	26.62	0.74	0.73	0.11	1,222	45
08-31-2016	18.15	0.02	0.83	0.85	(0.01)	(2.36)	(2.37)	16.63	4.45	0.74	0.73	0.10	1,413	32
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Less than $0.005 per share.
Capital Appreciation Value Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2020	11.75	0.14	1.33	1.47	(0.20)	(1.10)	(1.30)	11.92	13.38	0.87	0.83	1.20	1,442	79
08-31-2019	12.27	0.19	0.76	0.95	(0.33)	(1.14)	(1.47)	11.75	10.07	0.85	0.81	1.66	1,607	63
08-31-2018	12.26	0.27	1.06	1.33	(0.18)	(1.14)	(1.32)	12.27	11.61	0.85	0.81	2.28	1,785	78
08-31-2017	11.62	0.18	1.06	1.24	(0.20)	(0.40)	(0.60)	12.26	11.26	0.85	0.81	1.51	1,880	61
08-31-2016	11.86	0.16	1.03	1.19	(0.18)	(1.25)	(1.43)	11.62	10.94	0.85	0.81	1.39	2,101	64
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Core Bond Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2020	13.47	0.24	0.66	0.90	(0.31)	(0.12)	(0.43)	13.94	6.90	0.61	0.60	1.81	2,507	347
08-31-2019	12.64	0.34	0.84	1.18	(0.35)	—	(0.35)	13.47	9.58	0.61	0.60	2.63	2,693	447
08-31-2018	13.13	0.27	(0.47)	(0.20)	(0.29)	—	(0.29)	12.64	(1.54)	0.62	0.61	2.14	1,548	277
08-31-2017	13.47	0.23	(0.17)	0.06	(0.25)	(0.15)	(0.40)	13.13	0.51	0.62	0.61	1.77	1,615	363
08-31-2016	12.99	0.22	0.50	0.72	(0.24)	—	(0.24)	13.47	5.65	0.62	0.61	1.64	1,226	471
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

163

Emerging Markets Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.10	$11.13	$11.51	$9.59	$8.65
Net investment income[1]		0.18	0.10	0.17	0.15	0.13
Net realized and unrealized gain (loss) on investments		0.49	(0.95)	(0.39)	1.95	0.98
Total from investment operations		0.67	(0.85)	(0.22)	2.10	1.11
Less distributions
From net investment income		(0.26)	(0.18)	(0.16)	(0.18)	(0.17)
Net asset value, end of period		$10.51	$10.10	$11.13	$11.51	$9.59
Total return (%)[2]		6.53	(7.63)	(1.97)	22.40	13.14
Ratios and supplemental data
Net assets, end of period (in millions)		$75	$68	$962	$979	$985
Ratios (as a percentage of average net assets):
Expenses before reductions		1.14	1.10	1.04	1.10	1.05
Expenses including reductions		1.14	1.09	1.03	1.09	1.04
Net investment income		1.77	0.93	1.46	1.45	1.51
Portfolio turnover (%)		14	13	11	14	6

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Emerging Markets Debt Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$9.33	$8.85	$9.87	$9.69	$8.82
Net investment income[1]		0.45	0.47	0.45	0.50	0.54
Net realized and unrealized gain (loss) on investments		(0.11)	0.49	(0.97)	0.24	0.84
Total from investment operations		0.34	0.96	(0.52)	0.74	1.38
Less distributions
From net investment income		(0.40)	(0.48)	(0.50)	(0.56)	(0.51)
From tax return of capital		(0.06)	—	—	—	—
Total distributions		(0.46)	(0.48)	(0.50)	(0.56)	(0.51)
Net asset value, end of period		$9.21	$9.33	$8.85	$9.87	$9.69
Total return (%)[2]		3.80	11.10	(5.46)	8.00	16.29
Ratios and supplemental data
Net assets, end of period (in millions)		$1,014	$1,069	$840	$797	$570
Ratios (as a percentage of average net assets):
Expenses before reductions		0.77	0.77	0.77	0.79	0.81
Expenses including reductions		0.76	0.77	0.77	0.78	0.81
Net investment income		4.97	5.21	4.79	5.28	6.03
Portfolio turnover (%)		24	7	23	20	26
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Equity Income Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$18.31	$20.97	$20.22	$18.49	$18.37
Net investment income[1]		0.41	0.44	0.40	0.45	0.41
Net realized and unrealized gain (loss) on investments		(0.91)	(0.85)	2.21	2.16	1.63
Total from investment operations		(0.50)	(0.41)	2.61	2.61	2.04
Less distributions
From net investment income		(0.45)	(0.43)	(0.41)	(0.47)	(0.39)
From net realized gain		(1.08)	(1.82)	(1.45)	(0.41)	(1.53)
Total distributions		(1.53)	(2.25)	(1.86)	(0.88)	(1.92)
Net asset value, end of period		$16.28	$18.31	$20.97	$20.22	$18.49

164

Equity Income Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Total return (%)[2]		(3.53)	(0.52)	13.28	14.44	12.13
Ratios and supplemental data
Net assets, end of period (in millions)		$1,664	$1,495	$1,344	$1,377	$1,485
Ratios (as a percentage of average net assets):
Expenses before reductions		0.74	0.75	0.77	0.78	0.80
Expenses including reductions		0.71	0.72	0.73	0.74	0.76
Net investment income		2.41	2.38	1.92	2.30	2.34
Portfolio turnover (%)		31	26	19	21	40
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

165

Floating Rate Income Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$8.29	$8.44	$8.45	$8.48	$8.71
Net investment income[1]		0.38	0.42	0.37	0.40	0.46
Net realized and unrealized gain (loss) on investments		(0.36)	(0.15)	0.01	0.01	(0.24)
Total from investment operations		0.02	0.27	0.38	0.41	0.22
Less distributions
From net investment income		(0.42)	(0.42)	(0.39)	(0.44)	(0.45)
From net realized gain		—	—	—	—	—
Total distributions		(0.42)	(0.42)	(0.39)	(0.44)	(0.45)
Net asset value, end of period		$7.89	$8.29	$8.44	$8.45	$8.48
Total return (%)[2]		0.34	3.32	4.55	4.89	2.82
Ratios and supplemental data
Net assets, end of period (in millions)		$583	$648	$865	$1,202	$1,518
Ratios (as a percentage of average net assets):
Expenses before reductions		0.80 [3]	0.79	0.78	0.76	0.73
Expenses including reductions		0.65 [3]	0.71	0.77	0.75	0.72
Net investment income		4.80	5.08	4.41	4.71	5.55
Portfolio turnover (%)		81	120	71	66	35

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Includes reimbursement of legal fees of 0.01%. See Note 10 to the Financial statements.

Fundamental Global Franchise Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$11.98	$13.11	$14.29	$13.85	$12.77
Net investment income[1]		0.04	0.07	0.09	0.10	0.12
Net realized and unrealized gain (loss) on investments		0.87	0.26	0.85	1.69	2.37
Total from investment operations		0.91	0.33	0.94	1.79	2.49
Less distributions
From net investment income		(0.10)	(0.08)	(0.13)	(0.09)	(0.13)
From net realized gain		(0.69)	(1.38)	(1.99)	(1.26)	(1.28)
Total distributions		(0.79)	(1.46)	(2.12)	(1.35)	(1.41)
Net asset value, end of period		$12.10	$11.98	$13.11	$14.29	$13.85
Total return (%)[2]		7.81	5.04	7.21	15.09	20.34
Ratios and supplemental data
Net assets, end of period (in millions)		$349	$444	$425	$548	$451
Ratios (as a percentage of average net assets):
Expenses before reductions		0.89	0.89	0.88	0.86	0.86
Expenses including reductions		0.88	0.88	0.87	0.86	0.85
Net investment income		0.32	0.63	0.65	0.77	0.92
Portfolio turnover (%)		49	26	40	54	38
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

166

Global Equity Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$11.48	$11.93	$12.04	$10.95	$10.26
Net investment income[1]		0.16	0.22	0.21	0.21	0.24
Net realized and unrealized gain (loss) on investments		1.03	0.09	0.72	1.09	0.67
Total from investment operations		1.19	0.31	0.93	1.30	0.91
Less distributions
From net investment income		(0.24)	(0.25)	(0.22)	(0.21)	(0.22)
From net realized gain		(0.06)	(0.51)	(0.82)	—	—
Total distributions		(0.30)	(0.76)	(1.04)	(0.21)	(0.22)
Net asset value, end of period		$12.37	$11.48	$11.93	$12.04	$10.95
Total return (%)[2]		10.39	3.73	7.92	12.09	8.97
Ratios and supplemental data
Net assets, end of period (in millions)		$564	$638	$713	$747	$762
Ratios (as a percentage of average net assets):
Expenses before reductions		0.88	0.88	0.87	0.87	0.93
Expenses including reductions		0.87	0.88	0.86	0.86	0.93
Net investment income		1.42	2.00	1.78	1.82	2.31
Portfolio turnover (%)		74	18	43	46	35

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

167

Health Sciences Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2020	4.53	(0.01)	1.27	1.26	—	(0.19)	(0.19)	5.60	28.39	1.11	1.05	(0.28)	428	47
08-31-2019	5.10	(0.01)	(0.28)	(0.29)	—	(0.28)	(0.28)	4.53	(4.87)	1.11	1.05	(0.17)	272	42
08-31-2018	5.01	(0.01)	0.95	0.94	—	(0.85)	(0.85)	5.10	22.04	1.10	1.04	(0.30)	309	46
08-31-2017	5.59	(0.01)	0.74	0.73	—	(1.31)	(1.31)	5.01	18.48	1.14	1.07	(0.27)	320	131
08-31-2016	18.69	(0.03)	(0.64)	(0.67)	(0.02)	(12.41)	(12.43)	5.59	(8.77)	1.10	1.04	(0.32)	216	46
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
High Yield Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	8.04	0.43	(0.14)	0.29	(0.47)	—	(0.47)	7.86	4.01	0.85	0.84	5.54	202	81
08-31-2019	8.17	0.46	(0.10)	0.36	(0.49)	—	(0.49)	8.04	4.32	0.82	0.81	5.77	250	51

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2018	8.21	0.47	(0.12)	0.35	(0.49)	—	(0.49)	8.07	4.80	0.74	0.74	5.74	136	60
08-31-2017	8.09	0.49	0.16	0.65	(0.53)	—	(0.53)	8.21	8.33	0.74	0.73	5.95	147	56
08-31-2016	8.25	0.55	(0.14)	0.41	(0.57)	—	(0.57)	8.09	5.72	0.74	0.73	7.15	185	58
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

168

International Small Company Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.08	$12.51	$12.33	$10.35	$9.88
Net investment income[1]		0.15	0.21	0.20	0.18	0.18
Net realized and unrealized gain (loss) on investments		0.63	(1.67)	0.23	2.04	0.44
Total from investment operations		0.78	(1.46)	0.43	2.22	0.62
Less distributions
From net investment income		(0.24)	(0.16)	(0.25)	(0.24)	(0.15)
From net realized gain		(0.24)	(0.81)	—	—	—
Total distributions		(0.48)	(0.97)	(0.25)	(0.24)	(0.15)
Net asset value, end of period		$10.38	$10.08	$12.51	$12.33	$10.35
Total return (%)[2]		7.47	(10.96)	3.42	21.96	6.36
Ratios and supplemental data
Net assets, end of period (in millions)		$684	$637	$499	$531	$532
Ratios (as a percentage of average net assets):
Expenses before reductions		1.05	1.07	1.08	1.08	1.05
Expenses including reductions		1.05	1.06	1.07	1.07	1.05
Net investment income		1.53	1.97	1.56	1.61	1.79
Portfolio turnover (%)		22	15	19	13	12
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

169

International Strategic Equity Allocation Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2020	9.01	0.19	0.62	0.81	(0.27)	—	(0.27)	9.55	8.98	0.69	0.56	2.07	1,714	76
08-31-2019	11.21	0.26	(0.85)	(0.59)	(0.26)	(1.35)	(1.61)	9.01	(3.97)	0.69	0.56	2.74	1,634	57
08-31-2018	11.78	0.25	(0.01)	0.24	(0.29)	(0.52)	(0.81)	11.21	1.81	0.68	0.55	2.15	1,832	94
08-31-2017 [3]	10.00	0.23	1.59	1.82	(0.03)	(0.01)	(0.04)	11.78	18.26 [4]	0.69 [5]	0.56 [5]	2.43 [5]	2,049	112
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Period from 10-17-16 (commencement of operations) to 8-31-17.
4.	Not annualized.
5.	Annualized.
Mid Cap Stock Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2020	22.52	(0.10)	8.50	8.40	—	(2.77)	(2.77)	28.15	41.47	0.87	0.87	(0.46)	1,294	86
08-31-2019	26.16	(0.11)	0.29	0.18	—	(3.82)	(3.82)	22.52	5.74	0.87	0.87	(0.49)	1,153	61 [3]
08-31-2018	22.33	(0.09)	6.07	5.98	—	(2.15)	(2.15)	26.16	28.75	0.87	0.86	(0.39)	1,258	67
08-31-2017	19.01	(0.02)	3.43	3.41	—	(0.09)	(0.09)	22.33	17.99	0.87	0.86	(0.12)	1,245	89
08-31-2016	20.71	(0.03)	0.61	0.58	—	(2.28)	(2.28)	19.01	3.06	0.87	0.86	(0.18)	1,147	79
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Excludes merger activity.
Mid Value Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2020	14.27	0.17	0.90	1.07	(0.26)	(0.17)	(0.43)	14.91	7.40	0.99	0.94	1.18	1,322	45
08-31-2019	17.08	0.22	(1.81)	(1.59)	(0.15)	(1.07)	(1.22)	14.27	(8.82)	0.99	0.94	1.48	1,231	42
08-31-2018	16.00	0.12	1.90	2.02	(0.13)	(0.81)	(0.94)	17.08	12.96	0.99	0.94	0.72	1,439	39
08-31-2017	15.88	0.16	1.52	1.68	(0.14)	(1.42)	(1.56)	16.00	10.83	0.99	0.94	0.98	1,224	55
08-31-2016	15.45	0.17	1.94	2.11	(0.20)	(1.48)	(1.68)	15.88	15.18	0.99	0.93	1.17	922	56
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
170

Multi-Asset High Income Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20 [1]
Net asset value, beginning of period		$10.00
Net investment income[2]		0.09
Net realized and unrealized gain (loss) on investments		0.28
Total from investment operations		0.37
Less distributions
From net investment income		(0.05)
Net asset value, end of period		$10.32
Total return (%)[3]		3.67 [4]
Ratios and supplemental data
Net assets, end of period (in millions)		$142
Ratios (as a percentage of average net assets):
Expenses before reductions		1.17 [5]
Expenses including reductions		0.49 [5]
Net investment income		3.77 [5]
Portfolio turnover (%)		42 [6]

1	The inception date for Class NAV shares is 6-4-20.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 9-1-19 to 8-31-20.

New Opportunities Fund Class C Shares
Per share operating performance	Period ended	8-31-20	8-31-19
Net asset value, beginning of period		$21.45	$31.27
Net investment loss[1]		(0.31)	(0.15)
Net realized and unrealized gain (loss) on investments		3.76	(5.36)
Total from investment operations		3.45	(5.51)
Less distributions
From net realized gain		(0.78)	(4.31)
Net asset value, end of period		$24.12	$21.45
Total return (%)[2,3]		$16.33	(15.90)
Ratios and supplemental data
Net assets, end of period (in millions)		$4	$4
Ratios (as a percentage of average net assets):
Expenses before reductions		2.01	2.13
Expenses including reductions		1.97	1.91
Net investment loss		(1.47)	(0.63)
Portfolio turnover (%)		25	73
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

New Opportunities Fund Class NAV Shares
Per share operating performance	Period ended	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$27.34	$24.41	$25.45
Net investment income[1]		0.13	0.13	0.10
Net realized and unrealized gain (loss) on investments		6.77	2.98	1.16
Total from investment operations		6.90	3.11	1.26
Less distributions
From net investment income		(0.14)	(0.11)	(0.09)
From net realized gain		(2.02)	(0.07)	(2.21)
Total distributions		(2.16)	(0.18)	(2.30)

171

New Opportunities Fund Class NAV Shares
Per share operating performance	Period ended	8-31-18	8-31-17	8-31-16
Net asset value, end of period		$32.08	$27.34	$24.41
Total return (%)[2]		26.17	12.75	5.61
Ratios and supplemental data
Net assets, end of period (in millions)		$182	$149	$145
Ratios (as a percentage of average net assets):
Expenses before reductions		0.99	1.00	1.12
Expenses including reductions		0.79	0.79	0.90
Net investment income		0.43	0.47	0.44
Portfolio turnover (%)		52	41	49 [3]
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.
Opportunistic Fixed Income Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	13.27	0.23	0.94	1.17	(0.46)	—	(0.46)	13.98	9.15	1.66 [3]	0.96 [3]	1.77	41	224 [4]
08-31-2019	12.72	0.24	0.48	0.72	(0.17)	—	(0.17)	13.27	5.75	1.20 [3]	1.16 [3]	2.05	47	53

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2018	12.82	0.27	(0.37)	(0.10)	(0.01)	—	(0.01)	12.71	(0.81)	0.81	0.80	2.09	226	31
08-31-2017	13.08	0.19	(0.09)	0.10	(0.32)	(0.04)	(0.36)	12.82	1.03	0.78	0.77	1.51	250	56
08-31-2016	11.86	0.20	1.03	1.23	(0.01)	—	(0.01)	13.08	10.36	0.77	0.76	1.60	431	71

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Includes interest expense of 0.09% and 0.26% for the year ended August 31, 2020 and the year ended August 31, 2019, respectively.
4.	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
5.	Less than $0.005 per share.
Real Estate Securities Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	14.55	0.24	(1.55)	(1.31)	(0.29)	(0.90)	(1.19)	12.05	(9.75)	0.81	0.80	1.86	304	133
08-31-2019	12.97	0.29	1.82	2.11	(0.26)	(0.27)	(0.53)	14.55	17.35	0.81	0.80	2.25	433	132
08-31-2018	13.12	0.26	0.49	0.75	(0.17)	(0.73)	(0.90)	12.97	6.20	0.81	0.80	2.11	421	158
08-31-2017	14.95	0.28	(0.52)	(0.24)	(0.50)	(1.09)	(1.59)	13.12	(0.86)	0.79	0.79	2.09	502	159
08-31-2016	13.39	0.45 [3]	2.79	3.24	(0.27)	(1.41)	(1.68)	14.95	25.93	0.79	0.78	3.20 [3]	665	141
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

172

3.	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.88%, respectively.
Science & Technology Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2020	3.87	0.02 [3]	1.69	1.71	—	(0.36)	(0.36)	5.22	47.55	1.10	1.06	0.40 [3]	363	116
08-31-2019	5.99	(0.01)	(0.32)	(0.33)	—	(1.79)	(1.79)	3.87	3.19	1.10	1.06	(0.36)	284	110
08-31-2018	13.85	(0.03)	2.33	2.30	—	(10.16)	(10.16)	5.99	30.59	1.10	1.05	(0.47)	252	108
08-31-2017	11.75	(0.02)	3.17	3.15	(0.02)	(1.03)	(1.05)	13.85	29.39	1.07	1.03	(0.13)	355	93
08-31-2016	12.56	0.02	2.03	2.05	—	(2.86)	(2.86)	11.75	18.08	1.07	1.02	0.18	766	98

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.04 and 1.00%, respectively.

173

Small Cap Growth Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$16.71	$19.30	$20.31	$18.44	$19.94
Net investment loss[1]		(0.09)	(0.12)	(0.11)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments		3.71	(1.93)	4.54	3.01	0.57
Total from investment operations		3.62	(2.05)	4.43	2.96	0.54
Less distributions
From net realized gain		—	(0.54)	(5.44)	(1.09)	(2.04)
Net asset value, end of period		$20.33	$16.71	$19.30	$20.31	$18.44
Total return (%)[2]		21.66	(10.07)	24.87	16.79	3.42
Ratios and supplemental data
Net assets, end of period (in millions)		$615	$560	$360	$229	$179
Ratios (as a percentage of average net assets):
Expenses before reductions		0.93	0.96	1.00	1.06	1.06
Expenses including reductions		0.93	0.95	0.99	1.05	1.05
Net investment loss		(0.53)	(0.70)	(0.57)	(0.29)	(0.17)
Portfolio turnover (%)		98	101	165 [3]	39	26
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes in-kind transactions.

Small Cap Value Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$19.57	$23.12	$20.20	$20.22	$18.94
Net investment income[1]		0.11	0.21	0.11	0.22 [2]	0.10
Net realized and unrealized gain (loss) on investments		(2.76)	(2.86)	4.02	0.82	2.10
Total from investment operations		(2.65)	(2.65)	4.13	1.04	2.20
Less distributions
From net investment income		(0.20)	(0.16)	(0.20)	(0.15)	(0.10)
From net realized gain		(0.67)	(0.74)	(1.01)	(0.91)	(0.82)
Total distributions		(0.87)	(0.90)	(1.21)	(1.06)	(0.92)
Net asset value, end of period		$16.05	$19.57	$23.12	$20.20	$20.22
Total return (%)[3]		(14.64)	(10.95)	21.01	4.80	12.01
Ratios and supplemental data
Net assets, end of period (in millions)		$510	$470	$365	$285	$255
Ratios (as a percentage of average net assets):
Expenses before reductions		1.04	1.05	1.09	1.10	1.11
Expenses including reductions		1.03	1.04	1.08	1.10	1.10
Net investment income		0.63	1.07	0.52	1.02 [2]	0.59
Portfolio turnover (%)		46	29	25	26	25
1	Based on average daily shares outstanding.
2	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.57%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Strategic Equity Allocation Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV

174

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
08-31-2020	11.14	0.20	1.41	1.61	(0.26)	(0.13)	(0.39)	12.36	14.54	0.67	0.54	1.77	7,582	96
08-31-2019	13.46	0.24	(0.75)	(0.51)	(0.23)	(1.58)	(1.81)	11.14	(1.78)	0.67	0.54	2.12	7,329	80
08-31-2018	13.99	0.22	1.42	1.64	(0.26)	(1.91)	(2.17)	13.46	12.48	0.66	0.54	1.64	7,690	115
08-31-2017	13.14	0.24	1.85	2.09	(0.24)	(1.00)	(1.24)	13.99	17.12	0.66	0.53	1.78	7,636	67
08-31-2016	12.88	0.23	0.79	1.02	(0.21)	(0.55)	(0.76)	13.14	8.25	0.67	0.53	1.83	7,139	47
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Strategic Income Opportunities Fund Class NAV Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$10.66	$10.36	$10.93	$10.72	$10.79
Net investment income[1]		0.30	0.36	0.36	0.34	0.30
Net realized and unrealized gain (loss) on investments		0.28	0.29	(0.55)	0.16	0.22
Total from investment operations		0.58	0.65	(0.19)	0.50	0.52
Less distributions
From net investment income		(0.25)	(0.35)	(0.38)	(0.29)	(0.32)
From net realized gain		—	—	—	—	(0.27)
Total distributions		(0.25)	(0.35)	(0.38)	(0.29)	(0.59)
Net asset value, end of period		$10.99	$10.66	$10.36	$10.93	$10.72
Total return (%)[2]		5.56	6.54	(1.89)	4.79	5.06
Ratios and supplemental data
Net assets, end of period (in millions)		$1,982	$2,067	$1,720	$1,847	$1,814
Ratios (as a percentage of average net assets):
Expenses before reductions		0.69	0.69	0.68	0.68	0.68
Expenses including reductions		0.66	0.66	0.65	0.65	0.65
Net investment income		2.83	3.45	3.41	3.20	2.85
Portfolio turnover (%)		73	84	63	42	44
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
U.S. High Yield Bond Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2020	11.18	0.55	(0.06)	0.49	(0.61)	—	(0.61)	11.06	4.73	0.78 [3]	0.78 [3]	5.09	171	82
08-31-2019	11.20	0.58	0.01	0.59	(0.61)	—	(0.61)	11.18	5.55	0.82	0.81	5.30	174	41
08-31-2018	11.40	0.59	(0.19)	0.40	(0.60)	—	(0.60)	11.20	3.58	0.81	0.81	5.20	196	51
08-31-2017	11.14	0.62	0.30	0.92	(0.66)	—	(0.66)	11.40	8.59	0.83	0.82	5.52	212	68
08-31-2016	11.19	0.64	0.03	0.67	(0.72)	—	(0.72)	11.14	6.56	0.80	0.80	6.03	281	59

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Includes reimbursement of legal fees of 0.05%. See Note 15 to the Financial statements.
U.S. Sector Rotation Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

175

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class NAV
08-31-2020	9.86	0.16	1.79	1.95	(0.19)	(0.86)	(1.05)	10.76	20.74	0.67	0.54	1.63	1,295	113
08-31-2019	13.13	0.17	(0.72)	(0.55)	(0.19)	(2.53)	(2.72)	9.86	(0.34)	0.66	0.53	1.66	1,497	92
08-31-2018	11.57	0.15	2.14	2.29	(0.17)	(0.56)	(0.73)	13.13	20.43	0.66	0.53	1.26	1,714	128
08-31-2017 [3]	10.00	0.15	1.46	1.61	(0.04)	—	(0.04)	11.57	16.08 [4]	0.66 [5]	0.53 [5]	1.45 [5]	1,955	119
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Period from 9-26-16 (commencement of operations) to 8-31-17.
4.	Not annualized.
5.	Annualized.

176

Appendix A: Schedule of Management Fees

Set forth below is the schedule of the annual percentage rates of the management fees for the funds. For certain funds the advisory or management fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the “Aggregate Net Assets” of the fund. Aggregate Net Assets of a fund include the net assets of the fund, and in most cases, the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) identified in the advisory agreement. If a fund and such other fund(s) (or portions thereof) cease to have the same subadvisor, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

Fund	APR	Advisory Fee Breakpoint
Asia Pacific Total Return Bond Fund	0.725%	— first $250 million;
	0.700%	— next $250 million; and
	0.600%	— excess over $500 million.
Blue Chip Growth Fund	0.825%	— first $500 million;
	0.800%	— between $500 million and $1 billion*;
	0.750%	— between $1 billion and $3 billion; and
	0.725%	— excess over $3 billion.†
*When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets.
†The fee schedule above became effective July 1, 2020.
Capital Appreciation Fund	0.800%	— first $500 million;
	0.700%	— next $500 million; and
	0.670%	— excess over $1 billion.
Capital Appreciation Value Fund		If net assets are less than $500 million, the following fee schedule shall apply:
	0.950%	— first $250 million; and
	0.850%	— excess over $250 million.
If net assets equal or exceed $500 million but are less than $2 billion, the following fee schedule shall apply:
	0.850%	— first $1 billion; and
	0.800%	— excess $1 billion.
If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:
	0.850%	— first $500 million; and
	0.800%	— excess over $500 million.
If net assets equal or exceed $3 billion, the following fee schedule shall apply:
	0.800%	— all asset levels.
Core Bond Fund	0.690%	— first $200 million;
	0.640%	— next $200 million;
	0.570%	— next $600 million;
	0.560%	— next $1 billion; and
	0.550%	— excess over $2 billion.
Emerging Markets Fund	0.970%	— first $100 million; and
	0.920%	— excess over $100 million.
Emerging Markets Debt Fund	0.725%	— first $250 million;
	0.700%	— next $500 million; and
	0.675%	— excess over $750 million.
Equity Income Fund	0.800%	— first $100 million;
	0.775%	— between $100 million and $200 million;*
	0.750%	— between $200 million and $500 million;**
	0.725%	— between $500 million and $1 billion;***
	0.725%	— between $1 billion and $1.5 billion;****
	0.700%	— between $1.5 billion and $2 billion;*****
	0.695%	— between $2 billion and $3 billion;******
	0.690%	— between $3 billion and $4 billion;*******

177

Fund	APR	Advisory Fee Breakpoint
	0.680%	— between $4 billion and $5.5 billion; ********
	0.675%	— between $5.5 billion and $7.5 billion; ********* and
	0.670%	— excess over $7.5 billion.†

* When Aggregate Net Assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $200 million of Aggregate Net Assets.

** When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.750% on the first $500 million of Aggregate Net Assets and 0.725% on the amount above $500 million.

*** When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1 billion of Aggregate Net Assets.

**** When Aggregate Net Assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.700% on the first $1.5 billion of Aggregate Net Assets.

***** When Aggregate Net Assets exceed $2 billion on any day, the annual rate of advisory fee for that day is 0.695% on the f irst $2 billion of Aggregate Net Assets.

****** When Aggregate Net Assets exceed $3 billion on any day, the annual rate of advisory fee for that day is 0.690% on the first $3 billion of Aggregate Net Assets.

******* When Aggregate Net Assets exceed $4 billion on any day, the annual rate of advisory fee for that day is 0.680% on the first $4 billion of Aggregate Net Assets.

******** When Aggregate Net Assets exceed $5.5 billion on any day, the annual rate of advisory fee for that day is 0.675% on the first $5.5 billion of Aggregate Net Assets.

********* When Aggregate Net Assets exceed $7.5 billion on any day, the annual rate of advisory fee for that day is 0.670% on the first $7.5 billion of Aggregate Net Assets.

		†The fee schedule above became effective on May 1, 2020.
Floating Rate Income Fund	0.680%	— first $1.1 billion;
	0.630%	— next $1.9 billion;
	0.605%	— next $1.5 billion;
	0.590%	— next $1.5 billion; and
	0.570%	— excess over $6 billion.
Fundamental Global Franchise Fund	0.800%	— first $1 billion; and
	0.780%	— excess over $1 billion.
Global Equity Fund	0.800%	— first $1 billion; and
	0.790%	— excess over $1 billion.*
		*The fee schedule above became effective April 27, 2020.
Health Sciences Fund	1.050%	— first $500 million;
	1.000%	— next $250 million; and
	0.950%	— excess over $750 million.*
		*When Aggregate Net Assets exceed $750 million, the advisory fee is 0.95% on all asset levels.
High Yield Fund	0.700%	— first $500 million; and
	0.650%	— excess over $500 million.
International Small Company Fund	0.950%	— at all asset levels.
International Strategic Equity Allocation Fund	0.675%	— first $2.5 billion

178

Fund	APR	Advisory Fee Breakpoint
	0.650%	— next $5 billion;
	0.625%	— next $2.5 billion;
	0.600%	— next $5 billion;
	0.595%	— next $10 billion; and
	0.590%	— excess over $25 billion.
Mid Cap Stock Fund	0.875%	— first $200 million;
	0.850%	— next $300 million; and
	0.825%	— excess over $500 million.
Mid Value Fund	1.050%	— first $20 million;
	0.950%	— next $30 million; and
	0.950%	— excess over $50 million.*
*When Aggregate Net Assets exceed $50 million, the advisory fee is 0.950% on all assets levels.
Multi-Asset High Income Fund		Advisory fee on assets invested in a fund of JHF II and JHF III Aggregate net assets of the fund
	0.200%	— first $5 billion; and
	0.175%	— excess over $5 billion
Advisory fee on other assets Aggregate net assets of the fund
	0.420%	— first $1.5 billion; and
	0.410%	— excess over $1.5 billion.*
*The fee schedule above became effective June 4, 2020.
New Opportunities Fund	0.770%	— first $50 million;
	0.740%	— next $50 million;
	0.720%	— next $300 million; and
	0.720%	— excess over $400 million.†
*When aggregate net assets exceed $400 million, the fee is 0.720% on all asset levels.
Opportunistic Fixed Income Fund	0.650%	— first $1 billion; and
	0.625%	— excess over $1 billion*
*The fee schedule above became effective July 1, 2020
Real Estate Securities Fund	0.700%	— first $1.5 billion of aggregate net assets*
	0.680%	— excess over $1.5 billion of aggregate net assets*†
*Aggregate net assets include the net assets of JHVIT Real Estate Securities Trust.
†The fee schedule above became effective November 16, 2020.
Science & Technology Fund	1.050%	— first $500 million; and
	1.000%	— excess over $500 million.
Small Cap Growth Fund	0.880%	— first $300 million;
	0.850%	— next $300 million;
	0.830%	— next $300 million; and
	0.800%	— excess over $900 million.
Small Cap Value Fund	0.950%	— first $250 million;
	0.940%	— next $500 million;
	0.930%	— next $500 million; and
	0.920%	— excess over $1.25 billion.*
*The fee schedule above became effective July 1, 2020.
Strategic Equity Allocation Fund	0.675%	— first $2.5 billion;
	0.650%	— next $5 billion;
	0.625%	— next $2.5 billion;

179

Fund	APR	Advisory Fee Breakpoint
	0.600%	— next $5 billion;
	0.595%	— next $10 billion; and
	0.590%	— excess over $25 billion.
Strategic Income Opportunities Fund	0.700%	— first $500 million;
	0.650%	—next $3 billion;
	0.600%	— next $4 billion;
	0.590%	— next $4.5 billion; and
	0.575%	— excess over $12 billion.
U.S. High Yield Bond Fund	0.750%	— first $200 million; and
	0.720%	— excess over $200 million.
U.S. Sector Rotation Fund	0.675%	— first $2.5 billion;
	0.650%	— next $5 billion;
	0.625%	— next $2.5 billion;
	0.600%	— next $5 billion;
	0.595%	— next $10 billion; and
	0.590%	— excess over $25 billion.

180

Appendix B — Effective Management Fees

During their most recent fiscal period, the funds paid the following management fees as a percentage of average daily net assets to their advisor (including any waivers and/or reimbursements):

Asia Pacific Total Return Bond Fund: 0.72%
Blue Chip Growth Fund: 0.71%
Capital Appreciation Fund: 0.70%
Capital Appreciation Value Fund: 0.78%
Core Bond Fund: 0.56%
Emerging Markets Debt Fund: 0.69%
Emerging Markets Fund: 0.92%
Equity Income Fund: 0.67%
Floating Rate Income Fund: 0.52%
Fundamental Global Franchise Fund: 0.79%
Global Equity Fund: 0.79%
Health Sciences Fund: 0.98%
High Yield Fund: 0.69%
International Small Company Fund: 0.94%
International Strategic Equity Allocation Fund: 0.49%

Mid Cap Stock Fund: 0.83%
Mid Value Fund: 0.90%
Multi-Asset High Income Fund: 0.00%
New Opportunities Fund: 0.69%
Opportunistic Fixed Income Fund: 0.00%
Real Estate Securities Fund: 0.69%
Science & Technology Fund: 0.98%
Small Cap Growth Fund: 0.86%
Small Cap Value Fund: 0.97%
Strategic Equity Allocation Fund: 0.49%
Strategic Income Opportunities Fund: 0.61%
U.S. High Yield Bond Fund: 0.74%
U.S. Sector Rotation Fund: 0.49%

181

For more information
The following documents are available that offer further information on each fund:
Annual/semiannual reports to shareholders
Additional information about a fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In a fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the funds’ shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from a fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of a fund and includes a summary of a fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Funds
200 Berkeley Street
Boston, MA 02116
By phone: 800-344-1029
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 1/1/21 SEC file number: 811-21779

John Hancock Funds II Class 1 Shares
Prospectus 1/1/21

Fund Name	Ticker
Blue Chip Growth Fund	JIBCX
Capital Appreciation Fund	JICPX
Core Bond Fund	JICDX
Equity Income Fund	JIEMX
Floating Rate Income Fund	JFIHX
High Yield Fund	JIHDX
Mid Cap Stock Fund	JIMSX
Multi-Index Lifestyle Aggressive Portfolio	JIIOX
Multi-Index Lifestyle Balanced Portfolio	JIBOX
Multi-Index Lifestyle Conservative Portfolio	JLCGX
Multi-Index Lifestyle Growth Portfolio	JLGOX
Multi-Index Lifestyle Moderate Portfolio	JLMOX
Multi-Index Income Preservation Portfolio	JRFOX
Multi-Index 2065 Preservation Portfolio	JAALX
Multi-Index 2060 Preservation Portfolio	JCHOX
Multi-Index 2055 Preservation Portfolio	JRIYX
Multi-Index 2050 Preservation Portfolio	JRIOX
Multi-Index 2045 Preservation Portfolio	JRVOX
Multi-Index 2040 Preservation Portfolio	JRROX
Multi-Index 2035 Preservation Portfolio	JRYOX
Multi-Index 2030 Preservation Portfolio	JRHOX
Multi-Index 2025 Preservation Portfolio	JREOX
Multimanager 2065 Lifetime Portfolio	JAAVX
Multimanager 2060 Lifetime Portfolio	JRETX

Fund Name	Ticker
Multimanager 2055 Lifetime Portfolio	JLKUX
Multimanager 2050 Lifetime Portfolio	JLKOX
Multimanager 2045 Lifetime Portfolio	JLJOX
Multimanager 2040 Lifetime Portfolio	JLIOX
Multimanager 2035 Lifetime Portfolio	JLHOX
Multimanager 2030 Lifetime Portfolio	JLFOX
Multimanager 2025 Lifetime Portfolio	JLEOX
Multimanager 2020 Lifetime Portfolio	JLDOX
Multimanager 2015 Lifetime Portfolio	JLBOX
Multimanager 2010 Lifetime Portfolio	JLAOX
Multi-Index 2065 Lifetime Portfolio	JAAFX
Multi-Index 2060 Lifetime Portfolio	JRODX
Multi-Index 2055 Lifetime Portfolio	JLKZX
Multi-Index 2050 Lifetime Portfolio	JRLWX
Multi-Index 2045 Lifetime Portfolio	JRLQX
Multi-Index 2040 Lifetime Portfolio	JRTTX
Multi-Index 2035 Lifetime Portfolio	JRTKX
Multi-Index 2030 Lifetime Portfolio	JRTGX
Multi-Index 2025 Lifetime Portfolio	JRTBX
Multi-Index 2020 Lifetime Portfolio	JRLOX
Multi-Index 2015 Lifetime Portfolio	JRLIX
Multi-Index 2010 Lifetime Portfolio	JRLDX
New Opportunities Fund	JISOX
Opportunistic Fixed Income Fund (formerly, Global Bond Fund)	JIGDX
Real Estate Securities Fund	JIREX
U.S. High Yield Bond Fund	JIHLX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	John Hancock Blue Chip Growth Fund
5	John Hancock Capital Appreciation Fund
9	John Hancock Core Bond Fund
12	John Hancock Equity Income Fund
16	John Hancock Floating Rate Income Fund
20	John Hancock High Yield Fund
24	John Hancock Mid Cap Stock Fund
27	John Hancock Multi-Index Lifestyle Aggressive Portfolio
32	John Hancock Multi-Index Lifestyle Balanced Portfolio
37	John Hancock Multi-Index Lifestyle Conservative Portfolio
42	John Hancock Multi-Index Lifestyle Growth Portfolio
47	John Hancock Multi-Index Lifestyle Moderate Portfolio
52	John Hancock Multi-Index Income Preservation Portfolio
57	John Hancock Multi-Index 2065 Preservation Portfolio
62	John Hancock Multi-Index 2060 Preservation Portfolio
68	John Hancock Multi-Index 2055 Preservation Portfolio
74	John Hancock Multi-Index 2050 Preservation Portfolio
80	John Hancock Multi-Index 2045 Preservation Portfolio
86	John Hancock Multi-Index 2040 Preservation Portfolio
92	John Hancock Multi-Index 2035 Preservation Portfolio
98	John Hancock Multi-Index 2030 Preservation Portfolio
104	John Hancock Multi-Index 2025 Preservation Portfolio
110	John Hancock Multimanager 2065 Lifetime Portfolio
115	John Hancock Multimanager 2060 Lifetime Portfolio
121	John Hancock Multimanager 2055 Lifetime Portfolio
127	John Hancock Multimanager 2050 Lifetime Portfolio
133	John Hancock Multimanager 2045 Lifetime Portfolio
139	John Hancock Multimanager 2040 Lifetime Portfolio
145	John Hancock Multimanager 2035 Lifetime Portfolio
151	John Hancock Multimanager 2030 Lifetime Portfolio
157	John Hancock Multimanager 2025 Lifetime Portfolio
163	John Hancock Multimanager 2020 Lifetime Portfolio
169	John Hancock Multimanager 2015 Lifetime Portfolio
175	John Hancock Multimanager 2010 Lifetime Portfolio
181	John Hancock Multi-Index 2065 Lifetime Portfolio
186	John Hancock Multi-Index 2060 Lifetime Portfolio
191	John Hancock Multi-Index 2055 Lifetime Portfolio
197	John Hancock Multi-Index 2050 Lifetime Portfolio
203	John Hancock Multi-Index 2045 Lifetime Portfolio
209	John Hancock Multi-Index 2040 Lifetime Portfolio
215	John Hancock Multi-Index 2035 Lifetime Portfolio
220	John Hancock Multi-Index 2030 Lifetime Portfolio
225	John Hancock Multi-Index 2025 Lifetime Portfolio

230	John Hancock Multi-Index 2020 Lifetime Portfolio
235	John Hancock Multi-Index 2015 Lifetime Portfolio
240	John Hancock Multi-Index 2010 Lifetime Portfolio
245	John Hancock New Opportunities Fund
248	John Hancock Opportunistic Fixed Income Fund
252	John Hancock Real Estate Securities Fund
256	John Hancock U.S. High Yield Bond Fund
259	Additional information about the funds
273	Other permitted investments by the funds of funds
274	Additional information about the funds of funds’ principal risks
281	Additional information about the funds’ principal risks
295	Your Account
300	Fund Details
302	Subadvisory arrangements and management biographies
310	Financial highlights
333	Underlying fund information
360	Appendix A: Schedule of Management Fees
363	Appendix B — Effective Management Fees
For more information See back cover

Fund summary

John Hancock Blue Chip Growth Fund
Investment objective

To provide long-term growth of capital. Current income is a secondary objective.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee[1]	0.74
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.04
Total annual fund operating expenses	0.83
Contractual expense reimbursement[2]	-0.01
Total annual fund operating expenses after expense reimbursements	0.82
1	“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2020.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	84
3 years	264
5 years	460
10 years	1,024
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The manager defines blue chip growth companies as those well established in their industries and with the potential for above-average earnings growth.
In identifying blue chip companies in which to invest, the manager generally considers whether they have viable or growing leading market positions, seasoned management teams, and strong financial fundamentals. This investment approach reflects the manager’s belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) and a positive industry outlook will ultimately reward investors. The manager also seeks to invest in some companies with good prospects for dividend growth.
While most of the assets of the fund are invested in U.S. common stocks, the fund may also invest in other types of securities, including (i) U.S. dollar- and foreign currency-denominated foreign securities (up to 20% of net assets), (ii) convertible stocks, warrants, and bonds, and (iii) futures and options. Combined investments in convertible securities, preferred stocks, and debt securities are limited to 25% of total assets. The fund may invest in debt securities of any type without regard to quality or rating, including those rated below investment-grade (junk bonds) (up to 5% of total assets). The fund’s investment policies are based on credit ratings at the time of purchase. The fund’s debt securities may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Some loans may be illiquid.
The fund holds a certain portion of its assets in money market reserves consisting of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) or U.S. dollar- and foreign currency-denominated money market securities. These include repurchase agreements in the two highest rating categories that mature in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures, and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates.
In pursuing the fund’s investment objective, the manager may deviate from the fund’s normal investment criteria to purchase securities the manager believes might appreciate substantially. The fund may invest significantly in the information technology sector, and the fund may at times invest significantly in stocks of technology companies.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.

Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mid-sized company risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Technology companies risk. Technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.
Telecommunications sector risk. Telecommunication services companies are subject to government regulation of services and rates of return and can be significantly affected by intense competition, among other factors.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The Russell 1000 Growth Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 24.28%.
Best quarter: Q1 2012, 18.73%
Worst quarter: Q4 2018, -14.25%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	29.70	15.05	15.76
after tax on distributions	29.25	12.77	14.25
after tax on distributions, with sale	17.90	11.49	12.91
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	13.56
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39	14.63	15.22
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management

Larry J. Puglia, CFA, CPA Vice President Managed the fund since 2005
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Capital Appreciation Fund
Investment objective

To seek long-term growth of capital.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.70
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.05
Total annual fund operating expenses	0.80
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.79
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	81
3 years	254
5 years	443
10 years	989
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the manager believes have above average growth prospects. These companies are generally mid-to large-capitalization companies.
The manager follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. The manager looks for companies that experience some or all of the following: (i) above-average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow, and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

Securities in which the fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the fund is not likely to receive significant dividend income on its securities. Seeking to invest in companies with above market-average growth, the fund may invest significantly in sectors associated with such growth, including information technology.
In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the fund invests include: (i) American Depositary Receipts (ADRs); (ii) warrants and rights; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITs); and (v) initial public offerings (IPOs) and similar securities. (Convertible securities are securities —like bonds, corporate notes and preferred stocks—that the fund can convert into the company’s common stock, cash value of common stock, or some other equity security.)
In addition to the principal strategies discussed above, the fund may also use the following investment strategies to attempt to increase the fund’s return or protect its assets if market conditions warrant:

■	The fund may make short sales of a security including short sales “against the box.”

■	The fund may invest up to 20% of its total assets in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities.)

■	The fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

■	The fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities.

■	The fund may invest in fixed-income securities rated investment grade. These include corporate debt and other debt obligations of U.S. and foreign issuers. The fund may invest in obligations that are not rated, but that the manager believes are of comparable quality to these obligations.

■	The fund may invest in repurchase agreements.

The manager considers selling or reducing a stock position when, in the opinion of the manager, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement. The fund may focus its investments in a particular sector or sectors of the economy.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Mid-sized company risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 38.65%.
Best quarter: Q1 2012, 19.33%
Worst quarter: Q4 2018, -16.42%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	33.03	14.60	14.47
after tax on distributions	29.92	10.62	12.06
after tax on distributions, with sale	21.75	10.79	11.53
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39	14.63	15.22
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Jennison Associates LLC
Portfolio management

Blair A. Boyer Managing Director Managed the fund since 2019	Michael A. Del Balso Managing Director Managed the fund since 2005	Rebecca Irwin Managing Director Managed the fund since 2019
Natasha Kuhlkin, CFA Managing Director Managed the fund since 2019	Kathleen A. McCarragher Managing Director Managed the fund since 2005	Spiros “Sig” Segalas President and Chief Investment Officer Managed the fund since 2005
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Core Bond Fund
Investment objective

To seek total return consisting of income and capital appreciation.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.57
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.04
Total annual fund operating expenses	0.66
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.65
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	66
3 years	210
5 years	367
10 years	822
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 347% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
The fund invests in debt securities that the manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The fund may also invest in unrated bonds that the manager believes are comparable to investment-grade debt securities. The fund may invest to a significant extent in mortgage-backed securities, including collateralized mortgage obligations.
Under normal market conditions, the manager expects to maintain an effective duration within 10% (in either direction) of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the duration of this index as of October 31, 2020 was 6.12 years).
The fund may invest:

■	Up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

■	Up to 20% of total assets in U.S. dollar-denominated obligations of foreign issuers; and

■	Up to 10% of total assets in stripped mortgage-backed securities.

As part of a mortgage-backed securities investment strategy, the fund may enter into dollar rolls. The fund may also enter into reverse repurchase agreements to enhance return.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, reverse repurchase agreements, and options. Futures contracts and options generally are subject to counterparty risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 7.32%.
Best quarter: Q3 2011, 3.47%
Worst quarter: Q4 2016, -3.05%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	8.20	2.67	3.86
after tax on distributions	6.76	1.58	2.46
after tax on distributions, with sale	4.87	1.56	2.43
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.75
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wells Capital Management, Incorporated
Portfolio management

Maulik Bhansali, CFA Senior Portfolio Manager Managed the fund since 2017	Jarad Vasquez Senior Portfolio Manager Managed the fund since 2017
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Equity Income Fund
Investment objective

To provide substantial dividend income and also long-term growth of capital.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee[1]	0.69
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.04
Total annual fund operating expenses	0.78
Contractual expense reimbursement[2]	-0.01
Total annual fund operating expenses after expense reimbursements	0.77
1	“Management fee” has been restated to reflect the contractual management fee schedule effective May 1, 2020.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	79
3 years	248
5 years	432
10 years	965
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. The fund employs a “value” approach and invests in stocks and other securities that appear to be undervalued by various measures but have good prospects for capital appreciation and dividend growth.
Under normal market conditions, substantial dividend income means that the yield on the fund’s portfolio securities generally exceeds the yield on the fund’s benchmark. The manager believes that income can contribute significantly to total return over time and expects the fund’s yield to exceed that of the Russell 1000 Value Index. While the price of a company’s stock can go up or down, stocks paying a high level of dividend income tend to be less volatile than those paying a lower level and may help offset losses in falling markets.
The fund will generally consider companies with established operating histories, above-average dividend yield or low price/earnings ratios relative to the Russell 1000 Value Index, positive financial characteristics, and/or low stock price relative to a company’s underlying value. The fund may also purchase other types of securities in keeping with its objective, including: (i) U.S. dollar-and foreign currency-denominated foreign securities (up to 25% of total assets); (ii) preferred stocks; (iii) convertible stocks, bonds, and warrants; (iv) futures and options; and (v) bank debt, loan participations, and assignments.
The fund may invest in fixed-income securities without regard to quality or rating, including privately negotiated notes or loans (including loan participations and assignments (bank loans)) and up to 10% in below-investment-grade fixed-income securities (junk bonds). The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Some loans may be illiquid.
The fund holds a certain portion of its assets in money market reserves consisting of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) or U.S. dollar- and foreign currency-denominated money market securities. These include repurchase agreements in the two highest rating categories that mature in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures, and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates.
In pursuing the fund’s investment objective, the manager may deviate from the fund’s normal investment criteria to purchase securities the manager believes might appreciate substantially. The fund may invest significantly in certain sectors, such as the financials sector.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.

Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The S&P 500 Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -16.41%.
Best quarter: Q4 2011, 12.03%
Worst quarter: Q3 2011, -15.48%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	26.41	8.03	10.61
after tax on distributions	23.48	5.34	8.71
after tax on distributions, with sale	16.69	5.51	8.08
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	26.54	8.29	11.80
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	13.56
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management

John D. Linehan, CFA Portfolio Manager and Vice President Managed the fund since 2015
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Floating Rate Income Fund
Investment objective

To seek a high level of current income.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.68
Distribution and service (Rule 12b-1) fees	0.05
Other expenses[1]	0.13
Acquired fund fees and expenses[2]	0.01
Total annual fund operating expenses[3]	0.87
Contractual expense reimbursement[4]	-0.16
Total annual fund operating expenses after expense reimbursements	0.71
1	“Other expenses” shown exclude certain one-time credits received in the prior fiscal year equivalent to 0.01%.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.66% of average daily net assets of the fund and expenses of Class 1 shares exceed 0.70% of average daily net assets attributable to the class. For purposes of these agreements, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense; and “expenses of Class 1 shares” means all expenses of the fund (as defined above) attributable to the class plus class-specific expenses. These agreements expire on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	73
3 years	262
5 years	467
10 years	1,058
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating-rate loans, which often include debt securities of domestic and foreign issuers that are rated below investment grade (rated below Baa by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. or BBB by Standard and Poor’s Ratings Services), at the time of purchase, or are of comparable quality, as determined by the manager, and other floating-rate securities. Bonds that are rated at or below BB by Standard and Poor’s Ratings Services or Ba by Moody’s Investors Service, Inc. are considered junk bonds.
The fund may invest in domestic and foreign loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London InterBank Offered Rate (LIBOR), or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered speculative. The fund may invest in loans of companies whose financial conditions are troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Some loans may be illiquid. The fund may also acquire and hold warrants and other equity interests. The fund may invest in loans, loan participations, and other securities of any maturity and duration. The fund may also invest in loans of any aggregate principal amount, which will vary from time to time.
For purposes of reducing risk and/or improving liquidity, the fund may invest in derivative instruments such as options (including options on securities indexes) and swaps (including credit default swaps).
The fund may invest in any number of issuers and may, at times, invest its assets in a small number of issuers. The fund may focus its investments in a particular sector or sectors of the economy. The fund’s investment process may result in a higher-than-average portfolio turnover ratio.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Distressed investments risk. Distressed investments, including loans, mortgages, bonds, and notes, may not be publicly traded and may involve substantial risk. A fund may lose up to its entire investment.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, options, and swaps. Options and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small number of issuers risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for funds which may invest a large portion of assets in any one issuer or a small number of issuers.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
A note on performance
Prior to August 30, 2018, the fund was managed by a different subadvisor and thus, the performance presented prior to August 30, 2018 should not be attributed to the current subadvisor, BCSF Advisors, LP (Bain Capital Credit). The fund’s performance shown below might have differed materially had Bain Capital Credit managed the fund prior to August 30, 2018.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -1.10%.
Best quarter: Q2 2016, 4.75%
Worst quarter: Q3 2011, -4.00%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	9.12	3.58	4.46
after tax on distributions	6.69	1.39	2.22
after tax on distributions, with sale	5.36	1.73	2.51
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	8.64	4.45	5.01
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor BCSF Advisors, LP (Bain Capital Credit)
Portfolio management

Andrew Carlino Managing Director and Portfolio Manager Managed the fund since 2018	Kim Harris Managing Director and Portfolio Manager Managed the fund since 2018	Nate Whittier Director and Portfolio Manager Managed the fund since 2019
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock High Yield Fund
Investment objective

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.70
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.10
Total annual fund operating expenses	0.85
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.84
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	86
3 years	270
5 years	470
10 years	1,048
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The fund’s investments may include corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the manager to be of equivalent quality):
Corporate Bonds, Preferred Stocks and Convertible Securities
Moody’s Investors Services, Inc. . . . . . . . . . . . . . . . . . . Ba through C
Standard and Poor’s Ratings Services. . . . . . . . . . . . . . BB through D
Below-investment-grade securities are commonly referred to as “junk bonds.” The fund may also invest in investment-grade securities.
As part of its investment strategy, the fund will generally invest without restrictions within these ratings category ranges, or in unrated securities considered to be of equivalent quality by the manager.

The fund may invest in foreign bonds and other fixed-income securities denominated in foreign currencies, where, in the opinion of the manager, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the fund may invest include emerging market securities. The fund may invest up to 100% of its assets in foreign securities.
The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards. In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.
The fund may invest in fixed- and floating-rate loans, generally in the form of loan participations and assignments of such loans.
The fund normally maintains an average portfolio duration of between three and seven years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of a security to changes in interest rates.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, futures contracts, options, forwards, swaps and interest-rate swaps. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -1.11%.
Best quarter: Q1 2019, 8.41%
Worst quarter: Q3 2011, -8.13%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	15.98	5.26	6.83
after tax on distributions	13.15	2.43	3.85
after tax on distributions, with sale	9.40	2.69	3.97
Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	14.32	6.14	7.55
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Western Asset Management Company, LLC
Sub-Subadvisor Western Asset Management Company Limited

Portfolio management

Michael C. Buchanan, CFA Co-Portfolio Manager and Deputy Chief Investment Officer Managed the fund since 2006	Walter E. Kilcullen Head of US High Yield/Portfolio Manager Managed the fund since 2017	S. Kenneth Leech Co-Portfolio Manager and Chief Investment Officer Managed the fund since 2014
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Mid Cap Stock Fund
Investment objective

To seek long-term growth and capital appreciation.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.83
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.04
Total annual fund operating expenses	0.92
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.91
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	93
3 years	292
5 years	508
10 years	1,130
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 86% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the fund, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Mid Cap Index ($929.8 million to $45.4 billion as of October 31, 2020) or the S&P Mid Cap 400 Index ($630 million to $14.3 billion as of October 31, 2020).
The manager’s investment approach is based primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, the manager looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., strong management teams), and attractive relative value within the context of a security’s primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The fund may invest up to 25% of its total assets in foreign securities, including emerging market securities. The fund may focus its investments in a particular sector or sectors of the economy.

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Mid-sized company risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.
Privately held and newly public companies risk. Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and may be difficult to value. There may be significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. The extent (if at all) to which securities of privately held companies or newly public companies may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of privately held companies tend to have a greater exposure to liquidity risk than funds that do not invest in securities of privately held companies.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 38.56%.
Best quarter: Q1 2019, 24.17%
Worst quarter: Q3 2011, -20.86%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	34.96	12.22	13.49
after tax on distributions	31.11	9.18	10.94
after tax on distributions, with sale	23.40	8.94	10.42
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	35.47	11.60	14.24
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wellington Management Company LLP
Portfolio management

Mario E. Abularach, CFA, CMT Senior Managing Director, Partner and Equity Research Analyst Managed the fund since 2005	Stephen Mortimer Senior Managing Director, Partner and Equity Portfolio Manager Managed the fund since 2009
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index Lifestyle Aggressive Portfolio
Investment objective

To seek long-term growth of capital. Current income is not a consideration.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.19
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.06
Acquired fund fees and expenses[1]	0.39
Total annual fund operating expenses[2]	0.69
Contractual expense reimbursement[3]	-0.01
Total annual fund operating expenses after expense reimbursements	0.68
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average daily net assets of the fund. For purposes of this agreement, “other expenses of the fund” means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	69
3 years	220
5 years	383
10 years	858
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.
The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The fund’s custom blended benchmark comprises 70% Russell 3000 Index/30% MSCI ACWI ex-USA Index and shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -0.94%.
Best quarter: Q1 2019, 12.62%
Worst quarter: Q4 2018, -13.23%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class 1 (before tax)	25.88	8.49	8.33
after tax on distributions	22.91	6.58	6.61
after tax on distributions, with sale	16.81	6.15	6.09
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	22.01	5.67	3.90
Russell 3000 Index/MSCI ACWI ex–USA Index (reflects no deduction for fees, expenses, or taxes)	28.13	9.55	9.26
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index Lifestyle Balanced Portfolio
Investment objective

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.32
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.04
Acquired fund fees and expenses[1]	0.28
Total annual fund operating expenses[2]	0.69
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	70
3 years	221
5 years	384
10 years	859
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 40% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 60% of its assets in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.

The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The fund’s custom blended benchmark comprises 42% Russell 3000 Index/18% MSCI ACWI ex-USA Index/32% Bloomberg Barclays U.S. Aggregate Bond Index/8% ICE Bank of America U.S. High Yield Index and shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.58%.
Best quarter: Q1 2019, 9.12%
Worst quarter: Q4 2018, -8.19%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class 1 (before tax)	19.43	6.47	6.46
after tax on distributions	17.16	4.85	4.98
after tax on distributions, with sale	12.31	4.51	4.54
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.54
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	20.75	7.34	7.27
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index Lifestyle Conservative Portfolio
Investment objective

To seek a high level of current income with some consideration given to growth of capital.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.44
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.08
Acquired fund fees and expenses[1]	0.16
Total annual fund operating expenses[2]	0.73
Contractual expense reimbursement[3]	-0.03
Total annual fund operating expenses after expense reimbursements	0.70
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average daily net assets of the fund. For purposes of this agreement, “other expenses of the fund” means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	72
3 years	230
5 years	403
10 years	904
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.
The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in equity securities, fixed-income security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The fund’s custom blended benchmark comprises 14% Russell 3000 Index/6% MSCI ACWI ex-USA Index/64% Bloomberg Barclays U.S. Aggregate Bond Index/16% ICE Bank of America U.S. High Yield Index and shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.78%.
Best quarter: Q1 2019, 5.69%
Worst quarter: Q4 2018, -2.80%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class 1 (before tax)	12.83	4.22	4.38
after tax on distributions	11.29	2.95	3.17
after tax on distributions, with sale	7.83	2.75	2.90
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.54
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	13.47	4.95	5.11
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index Lifestyle Growth Portfolio
Investment objective

To seek long-term growth of capital. Current income is also a consideration.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.26
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.03
Acquired fund fees and expenses[1]	0.34
Total annual fund operating expenses[2]	0.68
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	69
3 years	218
5 years	379
10 years	847
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 20% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 80% of its assets in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.

The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The fund’s custom blended benchmark comprises 56% Russell 3000 Index/24% MSCI ACWI ex-USA Index/16% Bloomberg Barclays U.S. Aggregate Bond Index/4% ICE Bank of America U.S. High Yield Index and shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 0.52%.
Best quarter: Q1 2019, 10.78%
Worst quarter: Q4 2018, -10.63%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class 1 (before tax)	22.53	7.47	7.40
after tax on distributions	19.93	5.75	5.86
after tax on distributions, with sale	14.45	5.34	5.35
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.54
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	24.43	8.47	8.29
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index Lifestyle Moderate Portfolio
Investment objective

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.38
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.06
Acquired fund fees and expenses[1]	0.23
Total annual fund operating expenses[2]	0.72
Contractual expense reimbursement[3]	-0.01
Total annual fund operating expenses after expense reimbursements	0.71
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average daily net assets of the fund. For purposes of this agreement, “other expenses of the fund” means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	73
3 years	229
5 years	400
10 years	894
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities. Underlying funds may be affiliated or unaffiliated and may include exchange-traded funds (ETFs).
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality of securities in which the fund and underlying funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging-market securities). The portfolio managers may exceed the normal percentage limitations to protect the fund or seek to achieve its goal in light of market or economic conditions.
The fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks, value stocks, or a combination of growth and income stocks. Underlying funds may invest in derivatives such as options on securities and futures contracts.
The fund may also invest in derivatives such as credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, as well as in exchange-traded notes (ETNs). The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments.). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, including U.S. government securities, mortgage-backed and asset-backed securities, closed-end funds, and partnerships. The fund may also short-sell securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in equity securities, fixed-income security risks are more prevalent in this fund than in other John Hancock Multi-Index Lifestyle Portfolios. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The fund’s custom blended benchmark comprises 28% Russell 3000 Index/12% MSCI ACWI ex-USA Index/48% Bloomberg Barclays U.S. Aggregate Bond Index/12% ICE Bank of America U.S. High Yield Index and shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.52%.
Best quarter: Q1 2019, 7.45%
Worst quarter: Q4 2018, -5.41%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (12/30/13)
Class 1 (before tax)	16.19	5.38	5.41
after tax on distributions	14.24	3.92	4.06
after tax on distributions, with sale	10.13	3.64	3.70
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.54
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49	11.70	12.09
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	17.10	6.17	6.21
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index Income Preservation Portfolio
Investment objective

To seek total return with a focus on current income. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.48
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.10
Acquired fund fees and expenses[1]	0.12
Total annual fund operating expenses[2]	0.75
Contractual expense reimbursement[3]	-0.37
Total annual fund operating expenses after expense reimbursements	0.38
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.33% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	39
3 years	203
5 years	380
10 years	896
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 63% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors in or near retirement. Under normal market conditions, the fund is expected to maintain an allocation of about 8% of its assets in underlying funds that invest primarily in equity securities.
The fund typically will have greater exposure to underlying funds that invest primarily in fixed-income securities than will other John Hancock Multi-Index Preservation Portfolios, which are designed for investors who plan to retire around a specific target date.

The fund’s allocations to equity and fixed-income are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money. Unlike other John Hancock Multi-Index Preservation Portfolios, the fund is not designed to decrease its equity holdings over time. The fund is designed for an investor in or near retirement, and it is anticipated that investors will make gradual withdrawals from the fund. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund may invest in underlying funds that invest in a broad range of equity, fixed-income, and alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than certain other John Hancock Multi-Index Preservation Portfolios, fixed-income securities risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even though the fund’s designated retirement year has already passed.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock Income Preservation Index shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 4.04%.
Best quarter: Q1 2019, 3.67%
Worst quarter: Q2 2013, -1.97%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/30/10)
Class 1 (before tax)	9.02	3.27	3.96
after tax on distributions	7.51	2.03	2.93
after tax on distributions, with sale	5.52	2.05	2.70
S&P Target Date To Retirement Income Index (reflects no deduction for fees, expenses, or taxes)†	13.25	4.32	N/A
John Hancock Income Preservation Index (reflects no deduction for fees, expenses, or taxes)*	9.88	3.71	4.64
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72	3.05	3.60
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
†	Performance inception was May 30, 2014.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2065 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.19
Distribution and service (Rule 12b-1) fees	0.05
Other expenses[1]	1.56
Acquired fund fees and expenses[2]	0.39
Total annual fund operating expenses	2.19
Contractual expense reimbursement[3]	-1.77
Total annual fund operating expenses after expense reimbursements	0.42
1	“Other expenses” have been estimated for the fund’s first year of operations.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.37% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	43
3 years	514
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund has not reached the end of its first fiscal year, there is no portfolio turnover to report.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2065.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2065 Preservation Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class based on the managers’ market outlook. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based market index for reference. Performance information is not shown because the fund had been in operation for less than a full calendar year as of the date of this prospectus.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2020	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2020
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2060 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.19
Distribution and service (Rule 12b-1) fees	0.05
Other expenses[1]	0.18
Acquired fund fees and expenses[2]	0.40
Total annual fund operating expenses[3]	0.82
Contractual expense reimbursement[4]	-0.40
Total annual fund operating expenses after expense reimbursements	0.42
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.37% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	43
3 years	222
5 years	416
10 years	976
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2060.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2060 Preservation Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities.

The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2060 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.69%.
Best quarter: Q1 2019, 10.84%
Worst quarter: Q4 2018, -10.89%

Average annual total returns (%)—as of 12/31/19	1 year	Since inception (03/30/16)
Class 1 (before tax)	23.13	10.78
after tax on distributions	20.52	8.86
after tax on distributions, with sale	14.74	7.85
S&P Target Date To 2060+ Index (reflects no deduction for fees, expenses, or taxes)	24.03	11.30
John Hancock 2060 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	31.69	13.20
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2016

Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2055 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.19
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.08
Acquired fund fees and expenses[1]	0.41
Total annual fund operating expenses[2]	0.73
Contractual expense reimbursement[3]	-0.30
Total annual fund operating expenses after expense reimbursements	0.43
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.38% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	44
3 years	203
5 years	376
10 years	878
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2055.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2055 Preservation Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities.

The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2055 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.60%.
Best quarter: Q1 2019, 10.90%
Worst quarter: Q4 2018, -11.01%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (03/26/14)
Class 1 (before tax)	23.27	7.84	7.88
after tax on distributions	19.99	5.66	5.86
after tax on distributions, with sale	15.25	5.52	5.60
S&P Target Date To 2055 Index (reflects no deduction for fees, expenses, or taxes)	23.60	8.26	7.85
John Hancock 2055 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	31.69	9.77	10.03
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2014

Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2050 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.19
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.05
Acquired fund fees and expenses[1]	0.40
Total annual fund operating expenses[2]	0.69
Contractual expense reimbursement[3]	-0.26
Total annual fund operating expenses after expense reimbursements	0.43
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.38% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	44
3 years	195
5 years	358
10 years	834
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2050.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2050 Preservation Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities.

The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2050 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.68%.
Best quarter: Q1 2019, 10.98%
Worst quarter: Q4 2018, -11.01%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/29/11)
Class 1 (before tax)	23.32	7.86	8.03
after tax on distributions	19.94	5.40	6.20
after tax on distributions, with sale	15.35	5.48	5.83
S&P Target Date To 2050 Index (reflects no deduction for fees, expenses, or taxes)	23.44	8.13	8.03
John Hancock 2050 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	31.69	9.77	10.13
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013

Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2045 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.19
Distribution and service (Rule 12b-1) fees	0.05
Other expenses[1]	0.06
Acquired fund fees and expenses[2]	0.40
Total annual fund operating expenses[3]	0.70
Contractual expense reimbursement[4]	-0.28
Total annual fund operating expenses after expense reimbursements	0.42
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.37% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	43
3 years	196
5 years	362
10 years	844
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2045.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2045 Preservation Portfolio has a target asset allocation of 79% of its assets in underlying funds that invest primarily in equity securities.

The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2045 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.68%.
Best quarter: Q1 2019, 10.81%
Worst quarter: Q3 2011, -13.01%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/30/10)
Class 1 (before tax)	23.06	7.82	8.63
after tax on distributions	19.67	5.38	6.92
after tax on distributions, with sale	15.20	5.44	6.41
S&P Target Date To 2045 Index (reflects no deduction for fees, expenses, or taxes)	23.07	7.96	8.69
John Hancock 2045 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	31.18	9.69	10.72
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013

Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2040 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.21
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.05
Acquired fund fees and expenses[1]	0.39
Total annual fund operating expenses[2]	0.70
Contractual expense reimbursement[3]	-0.29
Total annual fund operating expenses after expense reimbursements	0.41
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.36% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	42
3 years	195
5 years	361
10 years	843
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2040.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2040 Preservation Portfolio has a target asset allocation of 73% of its assets in underlying funds that invest primarily in equity securities.

The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2040 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.93%.
Best quarter: Q1 2019, 10.39%
Worst quarter: Q3 2011, -13.01%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/30/10)
Class 1 (before tax)	22.26	7.61	8.50
after tax on distributions	18.96	5.18	6.79
after tax on distributions, with sale	14.66	5.28	6.30
S&P Target Date To 2040 Index (reflects no deduction for fees, expenses, or taxes)	22.10	7.67	8.36
John Hancock 2040 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	29.58	9.38	10.52
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013

Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2035 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.24
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.04
Acquired fund fees and expenses[1]	0.35
Total annual fund operating expenses[2]	0.68
Contractual expense reimbursement[3]	-0.27
Total annual fund operating expenses after expense reimbursements	0.41
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.36% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	42
3 years	190
5 years	352
10 years	821
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2035.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2035 Preservation Portfolio has a target asset allocation of 62% of its assets in underlying funds that invest primarily in equity securities.

The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Preservation Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Preservation Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2035 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.42%.
Best quarter: Q1 2019, 9.63%
Worst quarter: Q3 2011, -12.40%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/30/10)
Class 1 (before tax)	20.81	7.18	8.15
after tax on distributions	17.76	4.85	6.50
after tax on distributions, with sale	13.63	4.96	6.02
S&P Target Date To 2035 Index (reflects no deduction for fees, expenses, or taxes)	20.59	7.18	7.90
John Hancock 2035 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	26.85	8.78	10.08
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013

Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2030 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.31
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.04
Acquired fund fees and expenses[1]	0.28
Total annual fund operating expenses[2]	0.68
Contractual expense reimbursement[3]	-0.27
Total annual fund operating expenses after expense reimbursements	0.41
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.36% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	42
3 years	190
5 years	352
10 years	821
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2030.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2030 Preservation Portfolio has a target asset allocation of 45% of its assets in underlying funds that invest primarily in equity securities.

The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Multi-Index Preservation Portfolio with a more distant target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Preservation Portfolios with more distant target dates, fixed-income securities risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2030 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 4.20%.
Best quarter: Q1 2012, 8.62%
Worst quarter: Q3 2011, -11.16%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/30/10)
Class 1 (before tax)	18.06	6.43	7.50
after tax on distributions	15.38	4.28	5.95
after tax on distributions, with sale	11.72	4.39	5.49
S&P Target Date To 2030 Index (reflects no deduction for fees, expenses, or taxes)	18.58	6.73	7.43
John Hancock 2030 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	22.93	7.83	9.33
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013

Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2025 Preservation Portfolio
Investment objective

To seek high total return until the fund’s target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.38
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.04
Acquired fund fees and expenses[1]	0.21
Total annual fund operating expenses[2]	0.68
Contractual expense reimbursement[3]	-0.28
Total annual fund operating expenses after expense reimbursements	0.40
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.35% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	41
3 years	189
5 years	351
10 years	820
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2025.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2025 Preservation Portfolio has a target asset allocation of 24% of its assets in underlying funds that invest primarily in equity securities.

The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Multi-Index Preservation Portfolio with a more distant target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Preservation Portfolios with more distant target dates, fixed-income securities risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2025 Preservation Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 4.26%.
Best quarter: Q1 2012, 7.10%
Worst quarter: Q3 2011, -9.11%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/30/10)
Class 1 (before tax)	14.61	5.28	6.45
after tax on distributions	12.19	3.33	5.02
after tax on distributions, with sale	9.41	3.50	4.64
S&P Target Date To 2025 Index (reflects no deduction for fees, expenses, or taxes)	16.53	6.15	6.86
John Hancock 2025 Preservation Index (reflects no deduction for fees, expenses, or taxes)*	16.90	6.24	8.06
*	Each of the John Hancock Preservation Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multimanager 2065 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.16
Distribution and service (Rule 12b-1) fees	0.05
Other expenses[1]	2.44
Acquired fund fees and expenses[2]	0.69
Total annual fund operating expenses	3.34
Contractual expense reimbursement[3]	-2.71
Total annual fund operating expenses after expense reimbursements	0.63
1	“Other expenses” have been estimated for the fund’s first year of operations.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.58% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	64
3 years	773
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund has not reached the end of its first fiscal year, there is no portfolio turnover to report.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2065.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2065 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based market index for reference. Performance information is not shown because the fund had been in operation for less than a full calendar year as of the date of this prospectus.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2020	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2020
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multimanager 2060 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.15
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.27
Acquired fund fees and expenses[1]	0.71
Total annual fund operating expenses[2]	1.18
Contractual expense reimbursement[3]	-0.55
Total annual fund operating expenses after expense reimbursements	0.63
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.58% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	64
3 years	320
5 years	596
10 years	1,383
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2060.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2060 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2060 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.82%.
Best quarter: Q1 2019, 12.29%
Worst quarter: Q4 2018, -12.65%

Average annual total returns (%)—as of 12/31/19	1 year	Since inception (03/30/16)
Class 1 (before tax)	24.74	11.33
after tax on distributions	22.55	9.54
after tax on distributions, with sale	15.56	8.34
S&P Target Date 2060+ Index (reflects no deduction for fees, expenses, or taxes)	24.73	11.62
John Hancock 2060 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	14.49
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2016
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multimanager 2055 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.15
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.14
Acquired fund fees and expenses[1]	0.71
Total annual fund operating expenses[2]	1.05
Contractual expense reimbursement[3]	-0.41
Total annual fund operating expenses after expense reimbursements	0.64
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.59% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	65
3 years	293
5 years	540
10 years	1,246
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2055.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2055 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2055 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.73%.
Best quarter: Q1 2019, 12.33%
Worst quarter: Q4 2018, -12.64%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (03/26/14)
Class 1 (before tax)	24.85	8.17	7.99
after tax on distributions	22.08	6.12	6.04
after tax on distributions, with sale	16.03	5.81	5.68
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)	24.48	8.58	8.29
John Hancock 2055 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	10.43	10.41
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2014
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multimanager 2050 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.15
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.09
Acquired fund fees and expenses[1]	0.71
Total annual fund operating expenses[2]	1.00
Contractual expense reimbursement[3]	-0.35
Total annual fund operating expenses after expense reimbursements	0.65
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.60% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	66
3 years	284
5 years	518
10 years	1,193
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2050.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2050 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2050 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.75%.
Best quarter: Q1 2019, 12.34%
Worst quarter: Q4 2018, -12.6%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (04/29/11)
Class 1 (before tax)	24.74	8.15	8.13
after tax on distributions	21.77	5.78	6.23
after tax on distributions, with sale	16.11	5.73	5.89
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)	24.35	8.49	8.73
John Hancock 2050 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	10.43	10.28
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multimanager 2045 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.15
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.06
Acquired fund fees and expenses[1]	0.71
Total annual fund operating expenses[2]	0.97
Contractual expense reimbursement[3]	-0.34
Total annual fund operating expenses after expense reimbursements	0.63
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.58% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	64
3 years	275
5 years	503
10 years	1,159
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2045.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2045 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2045 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.78%.
Best quarter: Q3 2010, 12.75%
Worst quarter: Q3 2011, -16.80%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	24.76	8.19	9.46
after tax on distributions	21.13	5.38	7.39
after tax on distributions, with sale	16.54	5.67	7.07
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)	24.02	8.32	9.67
John Hancock 2045 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	10.43	11.44
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multimanager 2040 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.16
Distribution and service (Rule 12b-1) fees	0.05
Other expenses[1]	0.06
Acquired fund fees and expenses[2]	0.70
Total annual fund operating expenses[3]	0.97
Contractual expense reimbursement[4]	-0.34
Total annual fund operating expenses after expense reimbursements	0.63
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.58% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	64
3 years	275
5 years	503
10 years	1,159
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2040.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2040 Lifetime Portfolio has a target asset allocation of 90% of its assets in underlying funds that invest primarily in equity securities.

The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2040 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the tnine months ended September 30, 2020, was 3.98%.
Best quarter: Q3 2010, 12.90%
Worst quarter: Q3 2011, -16.80%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	24.52	8.14	9.44
after tax on distributions	21.05	5.41	7.42
after tax on distributions, with sale	16.30	5.65	7.06
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)	23.37	8.11	9.45
John Hancock 2040 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	32.74	10.33	11.39
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multimanager 2035 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.16
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.06
Acquired fund fees and expenses[1]	0.68
Total annual fund operating expenses[2]	0.95
Contractual expense reimbursement[3]	-0.31
Total annual fund operating expenses after expense reimbursements	0.64
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.59% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	65
3 years	272
5 years	495
10 years	1,138
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2035.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2035 Lifetime Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2035 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 4.01%.
Best quarter: Q3 2010, 12.83%
Worst quarter: Q3 2011, -16.91%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	23.26	7.80	9.24
after tax on distributions	19.82	5.06	7.23
after tax on distributions, with sale	15.50	5.37	6.89
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)	22.18	7.77	9.13
John Hancock 2035 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	30.76	9.82	11.10
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multimanager 2030 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.17
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.05
Acquired fund fees and expenses[1]	0.67
Total annual fund operating expenses[2]	0.94
Contractual expense reimbursement[3]	-0.32
Total annual fund operating expenses after expense reimbursements	0.62
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.57% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	63
3 years	268
5 years	489
10 years	1,125
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2030.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2030 Lifetime Portfolio has a target asset allocation of 73% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2030 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 4.15%.
Best quarter: Q3 2010, 12.55%
Worst quarter: Q3 2011, -16.28%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	21.79	7.42	8.90
after tax on distributions	18.50	4.71	6.87
after tax on distributions, with sale	14.44	5.05	6.57
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)	20.38	7.27	8.66
John Hancock 2030 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	28.56	9.22	10.61
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multimanager 2025 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.18
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.05
Acquired fund fees and expenses[1]	0.65
Total annual fund operating expenses[2]	0.93
Contractual expense reimbursement[3]	-0.32
Total annual fund operating expenses after expense reimbursements	0.61
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.56% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	62
3 years	264
5 years	483
10 years	1,114
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2025.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2025 Lifetime Portfolio has a target asset allocation of 63% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2025 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.96%.
Best quarter: Q3 2010, 11.85%
Worst quarter: Q3 2011, -15.00%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	19.84	6.91	8.40
after tax on distributions	16.72	4.22	6.37
after tax on distributions, with sale	13.08	4.61	6.12
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)	18.38	6.73	8.13
John Hancock 2025 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	25.75	8.46	10.03
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multimanager 2020 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.20
Distribution and service (Rule 12b-1) fees	0.05
Other expenses[1]	0.07
Acquired fund fees and expenses[2]	0.63
Total annual fund operating expenses[3]	0.95
Contractual expense reimbursement[4]	-0.36
Total annual fund operating expenses after expense reimbursements	0.59
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.54% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	60
3 years	267
5 years	490
10 years	1,133
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2020.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2020 Lifetime Portfolio has a target asset allocation of 50% of its assets in underlying funds that invest primarily in equity securities.

The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multimanager Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2020 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.68%.
Best quarter: Q3 2010, 10.88%
Worst quarter: Q3 2011, -13.23%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	18.04	6.31	7.76
after tax on distributions	14.94	3.58	5.64
after tax on distributions, with sale	11.90	4.11	5.53
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)	16.52	6.16	7.55
John Hancock 2020 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	22.32	7.51	9.25
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multimanager 2015 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.21
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.12
Acquired fund fees and expenses[1]	0.60
Total annual fund operating expenses[2]	0.98
Contractual expense reimbursement[3]	-0.41
Total annual fund operating expenses after expense reimbursements	0.57
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.52% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	58
3 years	271
5 years	502
10 years	1,164
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2015.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2015 Lifetime Portfolio has a target asset allocation of 43% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Multimanager Lifetime Portfolio with a more distant target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multimanager Lifetime Portfolios with more distant target dates, fixed-income risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2015 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 3.21%.
Best quarter: Q3 2010, 9.63%
Worst quarter: Q3 2011, -11.28%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	16.38	5.78	7.18
after tax on distributions	13.29	2.93	4.93
after tax on distributions, with sale	10.81	3.64	4.98
S&P Target Date 2015 Index (reflects no deduction for fees, expenses, or taxes)	15.40	5.67	6.92
John Hancock 2015 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	19.59	6.59	8.25
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multimanager 2010 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.22
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.17
Acquired fund fees and expenses[1]	0.59
Total annual fund operating expenses[2]	1.03
Contractual expense reimbursement[3]	-0.48
Total annual fund operating expenses after expense reimbursements	0.55
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.50% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	56
3 years	280
5 years	522
10 years	1,216
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2010.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multimanager 2010 Lifetime Portfolio has a target asset allocation of 37% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Multimanager Lifetime Portfolio with a more distant target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings.
The fund may also invest in various passively managed underlying funds (commonly known as index funds). Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multimanager Lifetime Portfolios with more distant target dates, fixed-income risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2010 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.80%.
Best quarter: Q3 2010, 8.83%
Worst quarter: Q3 2011, -9.65%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	15.32	5.40	6.73
after tax on distributions	12.62	2.86	4.49
after tax on distributions, with sale	9.88	3.37	4.60
S&P Target Date 2010 Index (reflects no deduction for fees, expenses, or taxes)	14.30	5.16	6.21
John Hancock 2010 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	17.44	6.00	7.40
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2065 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.24
Distribution and service (Rule 12b-1) fees	0.05
Other expenses[1]	5.40
Acquired fund fees and expenses[2]	0.34
Total annual fund operating expenses	6.03
Contractual expense reimbursement[3]	-5.67
Total annual fund operating expenses after expense reimbursements	0.36
1	“Other expenses” have been estimated for the fund’s first year of operations.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	37
3 years	1,286
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund has not reached the end of its first fiscal year, there is no portfolio turnover to report.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2065.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2065 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based market index for reference. Performance information is not shown because the fund had been in operation for less than a full calendar year as of the date of this prospectus.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2020	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2020
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2060 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.24
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.44
Acquired fund fees and expenses[1]	0.36
Total annual fund operating expenses[2]	1.09
Contractual expense reimbursement[3]	-0.73
Total annual fund operating expenses after expense reimbursements	0.36
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	37
3 years	274
5 years	530
10 years	1,263
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2060.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2060 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2060 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.29%.
Best quarter: Q1 2019, 11.97%
Worst quarter: Q4 2018, -12.07%

Average annual total returns (%)—as of 12/31/19	1 year	Since inception (03/30/16)
Class 1 (before tax)	24.92	11.38
after tax on distributions	22.59	9.63
after tax on distributions, with sale	15.67	8.37
S&P Target Date 2060+ Index (reflects no deduction for fees, expenses, or taxes)	24.73	11.62
John Hancock 2060 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	14.49
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2016
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2055 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.24
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.17
Acquired fund fees and expenses[1]	0.35
Total annual fund operating expenses[2]	0.81
Contractual expense reimbursement[3]	-0.45
Total annual fund operating expenses after expense reimbursements	0.36
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	37
3 years	214
5 years	405
10 years	960
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2055.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2055 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2055 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.29%.
Best quarter: Q1 2019, 11.97%
Worst quarter: Q4 2018, -12.15%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (03/26/14)
Class 1 (before tax)	24.98	8.31	8.41
after tax on distributions	22.21	6.42	6.63
after tax on distributions, with sale	16.00	5.96	6.08
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)	24.48	8.58	8.29
John Hancock 2055 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	10.43	10.41
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2014
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2050 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.24
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.13
Acquired fund fees and expenses[1]	0.35
Total annual fund operating expenses[2]	0.77
Contractual expense reimbursement[3]	-0.41
Total annual fund operating expenses after expense reimbursements	0.36
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	37
3 years	205
5 years	387
10 years	916
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2050.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2050 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2050 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.28%.
Best quarter: Q1 2019, 12.04%
Worst quarter: Q4 2018, -12.14%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class 1 (before tax)	25.02	8.33	8.70
after tax on distributions	22.20	6.44	6.75
after tax on distributions, with sale	16.06	5.98	6.20
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)	24.35	8.49	8.39
John Hancock 2050 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	10.43	10.47
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2045 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.24
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.10
Acquired fund fees and expenses[1]	0.35
Total annual fund operating expenses[2]	0.74
Contractual expense reimbursement[3]	-0.38
Total annual fund operating expenses after expense reimbursements	0.36
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	37
3 years	198
5 years	374
10 years	883
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2045.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2045 Lifetime Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2045 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.38%.
Best quarter: Q1 2019, 11.96%
Worst quarter: Q4 2018, -12.11%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class 1 (before tax)	24.96	8.29	8.66
after tax on distributions	22.06	6.35	6.66
after tax on distributions, with sale	16.06	5.94	6.16
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)	24.02	8.32	8.23
John Hancock 2045 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	33.68	10.43	10.47
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2040 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.25
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.09
Acquired fund fees and expenses[1]	0.35
Total annual fund operating expenses[2]	0.74
Contractual expense reimbursement[3]	-0.38
Total annual fund operating expenses after expense reimbursements	0.36
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	37
3 years	198
5 years	374
10 years	883
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2040.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2040 Lifetime Portfolio has a target asset allocation of 90% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.

Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2040 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 1.64%.
Best quarter: Q1 2019, 11.75%
Worst quarter: Q4 2018, -11.83%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class 1 (before tax)	24.61	8.30	8.67
after tax on distributions	21.70	6.35	6.66
after tax on distributions, with sale	15.87	5.95	6.17
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)	23.37	8.11	8.03
John Hancock 2040 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	32.74	10.33	10.39
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC

Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2035 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.27
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.08
Acquired fund fees and expenses[1]	0.33
Total annual fund operating expenses[2]	0.73
Contractual expense reimbursement[3]	-0.37
Total annual fund operating expenses after expense reimbursements	0.36
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.31% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	37
3 years	196
5 years	369
10 years	872
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2035.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2035 Lifetime Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2035 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.10%.
Best quarter: Q1 2019, 11.23%
Worst quarter: Q4 2018, -11.12%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class 1 (before tax)	23.48	7.91	8.34
after tax on distributions	20.68	5.98	6.36
after tax on distributions, with sale	15.09	5.63	5.90
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)	22.18	7.77	7.72
John Hancock 2035 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	30.76	9.82	9.98
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2030 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.29
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.08
Acquired fund fees and expenses[1]	0.31
Total annual fund operating expenses[2]	0.73
Contractual expense reimbursement[3]	-0.36
Total annual fund operating expenses after expense reimbursements	0.37
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.32% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	38
3 years	197
5 years	370
10 years	873
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2030.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2030 Lifetime Portfolio has a target asset allocation of 73% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2030 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.29%.
Best quarter: Q1 2019, 10.38%
Worst quarter: Q4 2018, -9.83%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class 1 (before tax)	22.01	7.51	7.93
after tax on distributions	19.45	5.64	6.00
after tax on distributions, with sale	14.04	5.31	5.57
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)	20.38	7.27	7.26
John Hancock 2030 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	28.56	9.22	9.49
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2025 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.32
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.09
Acquired fund fees and expenses[1]	0.29
Total annual fund operating expenses[2]	0.75
Contractual expense reimbursement[3]	-0.36
Total annual fund operating expenses after expense reimbursements	0.39
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.34% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	40
3 years	204
5 years	381
10 years	897
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2025.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2025 Lifetime Portfolio has a target asset allocation of 63% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2025 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.34%.
Best quarter: Q1 2019, 9.49%
Worst quarter: Q4 2018, -8.54%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class 1 (before tax)	20.20	6.94	7.37
after tax on distributions	17.75	5.10	5.47
after tax on distributions, with sale	12.85	4.84	5.11
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)	18.38	6.73	6.76
John Hancock 2025 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	25.75	8.46	8.84
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2020 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.37
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.12
Acquired fund fees and expenses[1]	0.24
Total annual fund operating expenses[2]	0.78
Contractual expense reimbursement[3]	-0.38
Total annual fund operating expenses after expense reimbursements	0.40
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.35% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	41
3 years	211
5 years	396
10 years	931
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 78% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2020.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2020 Lifetime Portfolio has a target asset allocation of 50% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Multi-Index Lifetime Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multi-Index Lifetime Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund’s other main risk factors are listed below in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2020 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.01%.
Best quarter: Q1 2019, 8.43%
Worst quarter: Q4 2018, -6.97%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class 1 (before tax)	18.34	6.36	6.72
after tax on distributions	16.06	4.59	4.91
after tax on distributions, with sale	11.58	4.37	4.59
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)	16.52	6.16	6.25
John Hancock 2020 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	22.32	7.51	7.93
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2015 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.39
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.36
Acquired fund fees and expenses[1]	0.22
Total annual fund operating expenses[2]	1.02
Contractual expense reimbursement[3]	-0.61
Total annual fund operating expenses after expense reimbursements	0.41
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.36% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	42
3 years	264
5 years	504
10 years	1,192
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 99% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2015.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2015 Lifetime Portfolio has a target asset allocation of 43% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a Multi-Index Lifetime Portfolio with a more distant target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Lifetime Portfolios with target dates that are more distant, fixed-income securities risks are more prevalent in this fund than in these other target-date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2015 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.07%.
Best quarter: Q1 2019, 7.74%
Worst quarter: Q4 2018, -5.75%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class 1 (before tax)	17.04	5.86	6.12
after tax on distributions	14.73	4.08	4.33
after tax on distributions, with sale	10.81	3.95	4.11
S&P Target Date 2015 Index (reflects no deduction for fees, expenses, or taxes)	15.40	5.67	5.76
John Hancock 2015 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	19.59	6.59	6.94
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Multi-Index 2010 Lifetime Portfolio
Investment objective

To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.41
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.50
Acquired fund fees and expenses[1]	0.21
Total annual fund operating expenses[2]	1.17
Contractual expense reimbursement[3]	-0.76
Total annual fund operating expenses after expense reimbursements	0.41
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.36% of the fund’s average daily net assets. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	42
3 years	296
5 years	570
10 years	1,353
PORTFOLIO TURNOVER

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 96% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2010.
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Multi-Index 2010 Lifetime Portfolio has a target asset allocation of 37% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Multi-Index Lifetime Portfolio with a more distant target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined “glide path” shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.
GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund’s performance reflects both the managers’ allocation decisions and the performance of the underlying funds.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund are listed below.
Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Multi-Index Lifetime Portfolios with target dates that are more distant, fixed-income securities risks are more prevalent in this fund than in these other target-date funds. In addition to fixed-income securities risk, the fund’s other main risk factors are listed in alphabetical order, not in order of importance.
Principal risks of investing in the fund of funds
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk based on the nature of their support.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.
Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Underlying fund fees and expenses associated with investments in other investment companies are borne by fund shareholders.
Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund’s designated retirement year.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets as the fund approaches its target date.
Principal risks of investing in the underlying funds
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. The John Hancock 2010 Lifetime Index is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. This information shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.20%.
Best quarter: Q1 2019, 7.18%
Worst quarter: Q4 2018, -4.80%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	Since inception (11/07/13)
Class 1 (before tax)	15.92	5.49	5.74
after tax on distributions	14.12	3.74	3.97
after tax on distributions, with sale	9.86	3.64	3.80
S&P Target Date 2010 Index (reflects no deduction for fees, expenses, or taxes)	14.30	5.16	5.22
John Hancock 2010 Lifetime Index (reflects no deduction for fees, expenses, or taxes)*	17.44	6.00	6.22
*	Each of the John Hancock Lifetime Indices is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index. Component index weightings are adjusted annually to reflect changes in the fund’s target asset allocation in accordance with the annual roll-down of the fund’s glide path.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

Robert E. Sykes, CFA Managing Director and Portfolio Manager, Asset Allocation Team Managed the fund since 2018	Nathan W. Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock New Opportunities Fund
Investment objective

The fund seeks long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.73
Distribution and service (Rule 12b-1) fees	0.05
Other expenses	0.16
Total annual fund operating expenses	0.94
Contractual expense reimbursement[1]	-0.01
Total annual fund operating expenses after expense reimbursements	0.93
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	95
3 years	299
5 years	519
10 years	1,154
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small-capitalization U.S. companies. The fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. Capitalization ranges will change over time. The fund may invest in any economic sector, and at times may emphasize one or more particular sectors.
The fund also may invest in: (a) securities of foreign issuers, including foreign issuers located in emerging markets, either directly through investments in foreign currency-denominated securities traded outside of the U.S. or indirectly through depositary receipts; (b) real estate investment trusts (REITs); (c) initial public offerings (IPOs); and (d) master limited partnerships (MLPs).

The manager utilizes fundamental research and bottom-up stock selection to identify undervalued small cap companies with sustainable earnings growth, and whose management is focused on enhancing value for shareholders. The manager seeks to hold securities for the long term. The manager focuses on quality small-cap companies with sound management and long-term sustainable growth, regardless of style. In selecting companies, the manager looks for firms with the following key attributes:

■	Experienced, tenured, high-quality management

■	Business models that deliver consistent long-term growth

■	Leading companies in attractive and defensible niche markets

■	Strong financial characteristics; and

■	Appropriate valuation.

Various factors may lead the manager to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the manager believes that the security has become overvalued.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Prior to September 27, 2014, the fund was managed by subadvisors other than the fund’s current subadvisor, GW&K Investment Management, LLC (GW&K) pursuant to a different investment strategy. From September 27, 2014 to September 6, 2019, the fund was managed by Brandywine Global Investment Management, LLC, Dimensional Fund Advisors LP, and GW&K pursuant to a multi-manager investment strategy. Effective on September 6, 2019, GW&K became the fund’s sole subadvisor. The performance information presented for periods prior to September 6, 2019, reflects management of the fund consistent with investment strategies in effect during those periods and might have been different if the fund’s investments had been managed under its current investment strategies solely by GW&K.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 2.39%.
Best quarter: Q4 2010, 17.48%
Worst quarter: Q3 2011, -23.15%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	22.00	6.24	11.15
after tax on distributions	21.07	3.87	9.19
after tax on distributions, with sale	13.68	4.20	8.71
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48	9.34	13.01
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor GW&K Investment Management, LLC (GW&K)
Portfolio management

Joseph C. Craigen, CFA Partner and Equity Portfolio Manager Managed the fund since 2014	Daniel L. Miller, CFA Partner and Director of Equities Managed the fund since 2014
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Opportunistic Fixed Income Fund
Investment objective

To seek maximum total return, consistent with preservation of capital and prudent investment management.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee[1]	0.65
Distribution and service (Rule 12b-1) fees	0.05
Other expenses[2]	0.93
Acquired fund fees and expenses[3]	0.02
Total annual fund operating expenses[4]	1.65
Contractual expense reimbursement[5]	-0.69
Total annual fund operating expenses after expense reimbursements	0.96
1	“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2020.
2	“Other expenses” reflect interest expense resulting from the fund’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a fund expense for accounting purposes. Any interest expense amount will vary based on the fund’s use of those investments as an investment strategy. Had these expenses been excluded, “Other expenses” would have been 0.84%.
3	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
4	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
5	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.80% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	98
3 years	453
5 years	832
10 years	1,897
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 224% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments. Fixed income instruments include, but are not limited to the following securities, which may be denominated in U.S. dollars or foreign currencies: sovereign debt, inflation-linked bonds, corporate and high yield credit (also known as “junk bonds”), securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a lender.
In order to achieve its investment objective, the manager seeks to:

■	invest across multiple asset types, geographies, credit tiers, and time horizons;

■	provide timely and dynamic exposure to a portfolio of global fixed income securities consisting of sovereign debt, inflation-linked bonds, corporate and high yield credit, securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities;

■	manage the fund’s overall performance volatility within a range as reflected by the Bloomberg Barclays Global Aggregate Bond Index hedged to USD over the medium to long-term;

■	generate total returns through three main approaches: strategic sector positioning, market-neutral strategies, and tactical asset allocation:

■	the strategic sector component of the portfolio provides exposure to non-core investment opportunities (e.g. emerging markets debt, high yield credit, bank loans etc.) that are designed to capture the repricing of long-term structural themes in the business cycle;

■	the market neutral component of the portfolio is primarily expressed via relative value positioning, aimed at providing incremental return with low correlation to the direction of global fixed income markets. Market neutral positions are typically taken on interest rates, currencies, corporate and high yield credit, and emerging market debt positions; and

■	tactical asset allocation is used to capture both short and medium term dislocations in the market. Tactical opportunities are primarily expressed via sector rotation, country selection, security selection, currency management strategies and duration management strategies.

■	combine the three approaches noted above in a holistic manner while managing aggregate portfolio risk.

The fund may invest in securities that at times may have equity-like characteristics including, but not limited to convertible securities or preferred equity. Additionally, the fund may hold equities received as part of a corporate action. The fund also may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities for defensive or other purposes. The fund may engage in active trading and may have a high portfolio turnover rate.
The fund makes significant use of derivative instruments and may take both long and short positions in securities. Derivatives may be used for purposes of hedging and/or efficient portfolio management and/or investment purposes. Derivatives may be exchange-traded or over-the-counter and may include futures contracts, options, credit default swaps, foreign currency swaps, interest rate swaps, total return swaps and foreign currency forward contracts. In its use of derivatives, the fund aims to contribute to the target return and the volatility strategies of the fund. The use of derivative instruments as part of the investment strategy means that the fund may, from time to time, have substantial holdings in liquid assets, including deposits and money market instruments.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, foreign currency swaps, total return swaps, futures contracts, options on futures, interest-rate swaps, inverse floating-rate securities, options, reverse repurchase agreements, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.

Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The Bloomberg Barclays Global Aggregate Bond Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
A note on performance
Prior to February 28, 2020, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington Management Company LLP (“Wellington Management”). The fund’s performance shown below might have differed materially had Wellington Management managed the fund prior to February 28, 2020.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 8.35%.
Best quarter: Q3 2010, 8.80%
Worst quarter: Q4 2016, -7.61%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	6.77	2.62	3.59
after tax on distributions	5.25	1.97	2.63
after tax on distributions, with sale	4.00	1.73	2.42
Bloomberg Barclays Global Aggregate (USD Hedged) Index (reflects no deduction for fees, expenses, or taxes)	8.22	3.57	4.08
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.84	2.31	2.48
Investment management

Investment advisor John Hancock Investment Management, LLC
Subadvisor Wellington Management Company, LLP
Portfolio management

Brian M. Garvey Senior Managing Director, Partner, and Portfolio Manager Managed the fund since 2020	Brij S. Khurana Managing Director and Portfolio Manager Managed the fund since 2020
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock Real Estate Securities Fund
Investment objective

To seek to achieve a combination of long-term capital appreciation and current income.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.70
Distribution and service (Rule 12b-1) fees	0.05
Other expenses[1]	0.08
Total annual fund operating expenses	0.83
Contractual expense reimbursement[2]	-0.01
Total annual fund operating expenses after expense reimbursements	0.82
1	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	84
3 years	264
5 years	460
10 years	1,024
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 133% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
A company is considered to be a real estate company if the Global Industry Classification Standards includes the company within its Real Estate sector or Hotels, Restaurants & Leisure Industry or Homebuilding sub-industry.
The manager looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends. This may include companies of any market capitalization, including small and mid-sized companies.
The manager’s approach to real estate investing is based on a bottom-up analysis of factors affecting individual securities, combined with a top-down analysis of the real estate market. The manager believes that property markets overly discount and extrapolate short-term events and that a research-intensive and long-term focus are the keys to sustainable returns. By focusing on multiple metrics to determine the value of a company, the manager is able to identify mis-pricing between stock prices and fundamentals, and ultimately invest in what the manager believes are long-term winners at below market valuations. The manager’s bottom-up research coupled with top-down trends in the property markets allow the manager to effectively capture inflection points and own companies with dominant and improving market positions before their true value is recognized by the broader investment community.
A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.
Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.
If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.
The fund may realize some short-term gains or losses if the manager chooses to sell a security because it believes that one or more of the following is true:

■	A security is not fulfilling its investment purpose;

■	A security has reached its optimum valuation; or

■	A particular company or general economic conditions have changed.

Based on its recent practices, the manager expects that the fund’s assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.
When the manager believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts can help the fund’s cash assets remain liquid while performing more like stocks.)
The fund may invest up to 10% of its total assets in securities of foreign real estate companies.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer. The fund concentrates its investments in securities of issuers in the real estate industry.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors. A downturn in the real estate industry may significantly detract from performance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts. Futures contracts generally are subject to counterparty risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
A note on performance
Prior to November 16, 2020 (the “Effective Date”), the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington Management Company LLP (“Wellington Management”). The fund’s performance shown below might have differed materially had Wellington Management managed the fund prior to the Effective Date.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was -13.78%.
Best quarter: Q4 2011, 16.57%
Worst quarter: Q3 2011, -16.12%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	29.26	7.82	12.21
after tax on distributions	25.72	4.95	9.58
after tax on distributions, with sale	18.07	5.12	9.15
Dow Jones US Select REIT Index (reflects no deduction for fees, expenses, or taxes)	23.10	6.40	11.57
MSCI US REIT Index (reflects no deduction for fees, expenses, or taxes)[1]	25.84	7.03	11.93
1	Prior to the Effective Date, the fund’s primary benchmark was the MSCI US REIT Index. As of the Effective Date, the fund’s primary benchmark index is the Dow Jones US Select REIT Index. The Dow Jones US Select REIT Index is better aligned with the fund’s investment strategy.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wellington Management Company LLP
Portfolio management

Bradford D. Stoesser Senior Managing Director, Partner and Equity Portfolio Manager Managed the fund since 2020
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

John Hancock U.S. High Yield Bond Fund
Investment objective

To seek total return with a high level of current income.
Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment option and would be higher if they did.

Shareholder fees (%) (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.75
Distribution and service (Rule 12b-1) fees	0.05
Other expenses[1]	0.07
Total annual fund operating expenses	0.87
Contractual expense reimbursement[2]	-0.01
Total annual fund operating expenses after expense reimbursements	0.86
1	“Other expenses” shown exclude certain one-time credits received in the prior fiscal year equivalent to 0.04%.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	88
3 years	277
5 years	481
10 years	1,072
PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below-investment-grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The fund also invests in corporate debt securities that are investment grade, and may buy preferred and other convertible securities and bank loans that are investment grade. Some loans may be illiquid.
The manager actively manages a diversified portfolio of below-investment-grade debt securities. The manager does not manage the portfolio to a specific maturity or duration. The manager focuses on individual security selection (primarily using a “bottom-up” approach) and seeks to identify high yield securities that appear comparatively undervalued. The manager uses its knowledge of various industries to assess the risk/return tradeoff among issuers within particular industries, in seeking to identify compelling relative value investments. The manager analyzes the issuers’ long-term prospects and focuses on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. The manager’s research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on free cash flow. The manager also talks to management, and consults industry contacts, debt and equity analysts, and rating agencies.
The manager purchases securities for the fund when attractive risk/reward ideas are identified and sells securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. The manager attempts to invest in high yield securities of issuers which it believes have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. The strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the fund consists of income earned on the fund’s investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer. The fund may invest significantly in issuers in the communications sector.
Under normal circumstances, the manager invests:

■	Up to 15% of total assets in any one industry; and

■	Up to 5% of total assets in any one issuer (excluding investments in cash-equivalent issuers or for cash-management purposes).

The manager will generally invest in below investment grade debt securities that are rated at least “Caa” by Moody’s Investors Service, Inc. or “CCC” by Standard and Poor’s Ratings Services, or that are unrated but deemed by the manager to be of comparable quality but may also invest in securities rated below these ratings (or unrated securities of comparable quality). The average credit quality of the fund’s securities is expected to be at least B- as rated by Standard and Poor’s Ratings Services.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
Principal risks of investing in the fund

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Technology companies risk. Technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)—Class 1

Year-to-date total return. The fund’s total return for the nine months ended September 30, 2020, was 0.29%.
Best quarter: Q1 2019, 6.15%
Worst quarter: Q3 2015, -4.27%

Average annual total returns (%)—as of 12/31/19	1 year	5 year	10 year
Class 1 (before tax)	12.74	5.46	6.55
after tax on distributions	10.32	2.90	3.66
after tax on distributions, with sale	7.50	2.99	3.85
ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	14.41	6.13	7.50
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Wells Capital Management, Incorporated
Portfolio management

Chris Lee, CFA Portfolio Manager Managed the fund since 2020	Mike Schueller, CFA Portfolio Manager Managed the fund since 2020
Other important information regarding the fund

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 259 of the prospectus.

Additional information about the funds

Purchase and sale of fund shares
There are no minimum initial or subsequent investment requirements for Class 1 shares. Shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper. Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.
Taxes
Each fund typically declares and pays income dividends annually and capital gains, if any, at least annually. However, the following funds pay dividends quarterly: Core Bond Fund, Equity Income Fund, High Yield Fund, the Multi-Index Lifestyle Balanced Portfolio, the Multi-Index Lifestyle Moderate Portfolio, the Multi-Index Lifestyle Conservative Portfolio, and U.S. High Yield Bond Fund; and the following fund declares dividends daily and pays them monthly: Floating Rate Income Fund. A fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Principal investment strategies

The Board of Trustees can change a fund’s investment objective and strategy without shareholder approval. If applicable, a fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Blue Chip Growth Fund
Investment objective: To provide long-term growth of capital. Current income is a secondary objective.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. These are firms that, in the manager’s view, are well established in their industries and have the potential for above-average earnings growth.
In identifying blue chip companies, the manager generally considers the following characteristics:
Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.
Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company’s long-term growth prospects. The manager’s analysts will evaluate the depth and breadth of a company’s management experience.
Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.
This investment approach reflects the manager’s belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the manager targets will have good prospects for dividend growth.
While most of the assets of the fund are invested in U.S. common stocks, the fund may also purchase or invest in other types of securities, including (i) U.S. dollar and foreign currency-denominated foreign securities (up to 20% of net assets) including American Depositary Receipts (ADRs), (ii) convertible stocks, warrants and bonds, and (iii) futures and options. Combined investments in convertible securities, preferred stocks, and debt securities are limited to 25% of total assets.
The fund may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the fund but may include below-investment-grade debt securities (junk bonds) (up to 5% of total assets). The fund’s investment policies are based on credit ratings at the time of purchase.
The fund’s debt securities may include privately negotiated notes or loans, including loan participations and assignments (“bank loans”). These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. Since the fund invests primarily in equity securities, the risks associated with fixed-income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates. Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Hybrid instruments may take a variety of forms, including, but not limited to: debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time; preferred stock with dividend rates determined by reference to the value of a currency; or convertible securities with the conversion terms related to a particular commodity.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
In pursuing the fund’s investment objective, the manager has the discretion to deviate from its normal investment criteria. These situations might arise when the manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development. The fund may focus its investments in particular sectors of the economy. The fund may invest significantly in the information technology sector, and the fund may at times invest significantly in stocks of technology companies.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Capital Appreciation Fund
Investment objective: To seek long-term growth of capital.
Under normal market conditions, the fund invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the manager believes have above average growth prospects. These companies are generally medium- to large-capitalization companies.
The manager follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. The manager looks for companies that experience some or all of the following: (i) above-average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow, and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.
Securities in which the fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the fund is not likely to receive significant dividend income on its securities. Seeking to invest in companies with above market-average growth, the fund may invest significantly in sectors associated with such growth, including information technology.
In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the fund invests include: (i) American Depositary Receipts (ADRs); (ii) warrants and rights; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITs); and (v) initial public offerings (IPOs) and similar securities. (Convertible securities are securities —like bonds, corporate notes and preferred stocks—that the fund can convert into the company’s common stock, cash value of common stock, or some other equity security.)
In addition to the principal strategies discussed above, the fund may also use the following investment strategies to attempt to increase the fund’s return or protect its assets if market conditions warrant:

■	The fund may make short sales of a security including short sales “against the box.”

■	The fund may invest up to 20% of its total assets in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities.)

■	The fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

■	The fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities.

■	The fund may invest in fixed-income securities rated investment grade. These include corporate debt and other debt obligations of U.S. and foreign issuers. The fund may invest in obligations that are not rated, but that the manager believes are of comparable quality to these obligations.

■	The fund may invest in repurchase agreements.

The manager considers selling or reducing a stock position when, in the opinion of the manager, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement. The fund may focus its investments in a particular sector or sectors of the economy.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Core Bond Fund
Investment objective: To seek total return consisting of income and capital appreciation.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
The fund invests in debt securities that the manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The fund may also invest in unrated bonds that the manager believes are comparable to investment-grade debt securities. The fund may invest to a significant extent in mortgage-backed securities, including collateralized mortgage obligations.
Under normal market conditions, the manager expects to maintain an effective duration within 10% (in either direction) of the duration of the Bloomberg Barclays Capital U.S. Aggregate Bond Index (the duration of this index as of October 31, 2020 was 6.12 years).
The fund may invest:

■	Up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

■	Up to 20% of total assets in U.S. dollar-denominated obligations of foreign issuers; and

■	Up to 10% of total assets in stripped mortgage-backed securities.

As part of a mortgage-backed securities investment strategy, the fund may enter into dollar rolls. The fund may also enter into reverse repurchase agreements to enhance return.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Equity Income Fund
Investment objective: To provide substantial dividend income and also long-term growth of capital.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. The fund employs a “value” approach and invests in stocks and other securities that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The fund may at times invest significantly in certain sectors, such as the financials sector.
Under normal market conditions, substantial dividend income means that the yield on the fund’s portfolio securities generally exceeds the yield on the fund’s benchmark. The manager believes that income can contribute significantly to total return over time and expects the fund’s yield to exceed that of the Russell 1000 Value Index. While the price of a company’s stock can go up or down in response to earnings or fluctuations in the market, stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may help offset losses in falling markets.
The fund will generally consider companies with one or more of the following characteristics:

■	established operating histories;

■	above-average dividend yield relative to the Russell 1000 Value Index;

■	low price/earnings ratios relative to the Russell 1000 Value Index;

■	sound balance sheets and other positive financial characteristics; and

■	low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.

The fund may also purchase other types of securities in keeping with its objective, including:

■	U.S. dollar-and foreign currency-denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);

■	preferred stocks;

■	convertible stocks, bonds, and warrants;

■	futures and options; and

■	bank debt, loan participations and assignments.

The fund may invest in fixed-income securities without regard to quality or rating, including up to 10% in below-investment grade fixed-income securities (junk bonds). The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Since the fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities. The fund’s investment policies are based on credit ratings at the time of purchase.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market rates or even relatively nominal market rates. Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Hybrid instruments may take a variety of forms, including, but not limited to: debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time; preferred stock with dividend rates determined by reference to the value of a currency; or convertible securities with the conversion terms related to a particular commodity.
In pursuing the fund’s investment objective, the manager has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the manager believes will provide an opportunity for substantial appreciation. These situations might arise when the manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development. The fund may invest significantly in certain sectors, such as the financial services sector.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Floating Rate Income Fund
Investment objective: To seek a high level of current income.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.
Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating-rate loans, which often include debt securities of domestic and foreign issuers that are rated below investment grade (rated below Baa by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. or BBB by Standard and Poor’s Ratings Services), or are of comparable quality, as determined by the manager, and other floating-rate securities. Bonds that are rated at or below BB by Standard & Poor’s Ratings Services or Ba by Moody’s Investors Service, Inc. are considered junk bonds. The fund’s investment policies are based on credit ratings at the time of purchase.
The fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London InterBank Offered Rate (LIBOR), or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The fund may invest in loans of companies whose financial conditions are troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund may also acquire, and subsequently hold, warrants and other equity interests.
In purchasing loans, loan participations, and other securities for the fund, the manager may take full advantage of the entire range of maturities and durations and may from time to time adjust the average maturity or duration of the investments held by the fund, depending on its assessment of the relative yields of different maturities and durations and its expectations of future changes in interest rates.
The fund may invest in any number of issuers and may, at times, invest its assets in a small number of issuers. The fund may focus its investments in a particular sector or sectors of the economy. The fund may also invest in loans of any aggregate principal amount, and the average aggregate principal amount of the loans held by the fund will vary from time to time.
For purposes of reducing risk and/or improving liquidity, the fund may invest in derivative instruments such as options (including options on securities indices) and swaps (including credit default swaps).
The fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Securities lending
The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund’s total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
High Yield Fund
Investment objective: To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The fund’s investments may include corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the manager to be of equivalent quality):
Corporate Bonds, Preferred Stocks and Convertible Securities
Moody’s Investors Service, Inc. . . . . . . . . . . . . . . . . . . Ba through C
Standard and Poor’s Ratings Services. . . . . . . . . . . . . BB through D
Below-investment-grade securities are commonly referred to as “junk bonds.” The fund may also invest in investment-grade securities.
As part of the below-investment-grade securities investment strategy, the fund will generally invest without restrictions within these ratings category ranges, or in unrated securities considered to be of equivalent quality by the manager.
The fund may invest in foreign bonds and other fixed-income securities denominated in foreign currencies, where, in the opinion of the manager, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the fund may invest include emerging market securities. The fund may invest up to 100% of its assets in foreign securities.
The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards. In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.
The fund may invest in fixed- and floating-rate loans, generally in the form of loan participations and assignments of such loans.
The fund normally maintains an average portfolio duration of between three and seven years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of a security to changes in interest rates.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Mid Cap Stock Fund
Investment objective: To seek long-term growth and capital appreciation.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the fund, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Mid Cap Index ($929.8 million to $45.4 billion as of October 31, 2020) or the S&P Mid Cap 400 Index ($630 million to $14.3 billion as of October 31, 2020).
The manager’s investment approach is based primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, the manager looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., strong management teams), and attractive relative value within the context of a security’s primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The fund may invest up to 25% of its total assets in foreign securities, including emerging market securities. The fund may focus its investments in a particular sector or sectors of the economy.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Multi-Index Lifestyle Portfolios
Investment objective
Multi-Index Lifestyle Aggressive Portfolio Investment Objective: To seek long-term growth of capital. Current income is not a consideration.
Multi-Index Lifestyle Growth Portfolio Investment Objective: To seek long-term growth of capital. Current income is also a consideration.
Multi-Index Lifestyle Balanced Portfolio Investment Objective: To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Multi-Index Lifestyle Moderate Portfolio Investment Objective: To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Multi-Index Lifestyle Conservative Portfolio Investment Objective: To seek a high level of current income with some consideration given to growth of capital.

The Board of Trustees can change a fund’s investment objective and strategy without shareholder approval.
Each fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 100% of its assets in underlying funds.
For each fund, variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. There is no limit on the range of maturities and credit quality in which the funds of funds may invest. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic and international securities (including emerging-market securities). Although variations beyond the 10% range are generally not permitted, the managers may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its goal.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. The managers may, from time to time, change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for each fund will be directed to its underlying funds that most deviate from target.
Each fund may invest in various passively managed underlying funds (commonly known as index funds) that, as a group, hold a wide range of equity-type securities. The fund may also invest in various actively managed underlying funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Underlying funds include exchange-traded funds (ETFs), and each fund may invest a significant portion of its assets in ETFs. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds in which the fund invests focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government issued, domestic, and international securities.
Each fund may invest in affiliated and unaffiliated investment companies. In addition to investing in ETFs, each fund may also invest in U.S. government securities and derivatives, such as credit default swaps and options on equity index futures, interest rate swaps, and foreign currency forward contracts. Each fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments. Each fund may directly invest in exchange-traded notes (ETNs). Each fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, mortgage-backed and asset-backed securities, closed-end funds, partnerships, and short-selling securities.
Because investors have different investment goals, risk tolerances, investment time horizons, and financial circumstances, the funds offer five distinct, comprehensive investment programs designed for differing investment orientations. Each fund has a target percentage allocation between two kinds of underlying funds: those that invest primarily in equity securities and those that invest primarily in fixed-income securities.
Target allocation among underlying funds (%)

Portfolio	Equity funds	Fixed-income funds
Multi-Index Lifestyle Aggressive Portfolio	100	—
Multi-Index Lifestyle Growth Portfolio	80	20
Multi-Index Lifestyle Balanced Portfolio	60	40
Multi-Index Lifestyle Moderate Portfolio	40	60
Multi-Index Lifestyle Conservative Portfolio	20	80
The funds offer a number of share classes, which have different expense and distribution or shareholder service arrangements. Each fund, however, generally invests in Class NAV shares of the affiliated underlying funds. Class NAV shares are sold without any sales charge and are not subject to distribution or Rule 12b-1 fees. The funds may also invest in classes of shares of unaffiliated funds that are similar to Class NAV shares.

Each fund is monitored daily. To maintain target allocations in the underlying funds, daily cash flow for each fund will be directed to its underlying funds that most deviate from target allocations. The managers may, from time to time, rebalance a fund’s investment allocation to maintain its target allocations. Adjustments may be made to increase or reduce the percentage of assets invested in any specific underlying funds held by a fund or to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager. In addition, changes to a fund’s investments may be made to reflect fundamental changes in the investment environment or to increase or decrease the fund’s holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed-income securities.
The investment performance of each fund will reflect both its managers’ allocation decisions with respect to the underlying funds and the investment decisions made by the underlying funds’ managers.
Each fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Multi-Index Preservation Portfolios
Each fund other than Multi-Index Income Preservation Portfolio
Investment objective: The fund seeks high total return until its target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.
Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy based on investors’ expected retirement date (see the chart in the preceding “Fund summary”).
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. Each John Hancock Multi-Index Preservation Portfolio is designed for investors planning to retire around the designated year and has a target asset allocation reflecting this designation. A fund with a closer target retirement date will have a greater exposure to underlying funds primarily invested in fixed-income securities than will a John Hancock Multi-Index Preservation Portfolio with a more distant target retirement date. Over time, the fund’s asset allocation strategy will change according to a predetermined glide path shown in the “Fund summary.” As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.
The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class based on the managers’ market outlook. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions. There is no guarantee that the fund will preserve either income or capital and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. The managers may, from time to time, adjust the percent of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes, to adjust the overall credit quality or duration of fixed-income securities held by the underlying funds, or to rebalance the allocation to underlying funds. Adjustments may also be made to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager or to reflect fundamental changes in the investment environment. To maintain target allocations in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from the target.
The fund is designed for an investor who anticipates reevaluating his or her retirement allocation strategies at the target date. Accordingly, in the designated retirement year, as indicated by the fund’s name, under normal market conditions the fund is expected to have an equity allocation of 8% in underlying funds that invest primarily in equity securities, and maintain a static equity allocation of 8% in underlying funds that invest primarily in equity securities after December 31 of the designated retirement year. This static allocation may be appropriate for some investors; however, other investors may wish to reallocate their investments and may remove all or most of their investment at retirement.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest in exchange-traded funds (ETFs), the securities of other investment companies, and directly in other types of investments, such as U.S. government securities and derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments. The fund may invest directly in exchange-traded notes (ETNs).
The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds.
The fund may invest in cash or money market instruments for purposes of meeting redemption requests or making other anticipated cash payments.
Multi-Index Income Preservation Portfolio
Investment objective: To seek total return with a focus on current income. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.
Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors in or near retirement. Under normal market conditions, the fund is expected to maintain an allocation of about 8% of its assets in underlying funds that invest primarily in equity securities.
The fund typically will have greater exposure to underlying funds that invest primarily in fixed-income securities than will other John Hancock Multi-Index Preservation Portfolios, which are designed for investors who plan to retire around a specific target date.
The fund’s allocations to equity and fixed-income are referred to as neutral allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class based on the managers’ market outlook. Any such decisions would be made from a strategic, long-term perspective. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its investment objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes. The target allocation may be changed without shareholder approval if it is believed that such a change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money. There is no guarantee that the fund will preserve either income or capital. Unlike other John Hancock Multi-Index Preservation Portfolios, the fund is not designed to decrease its equity holdings over time. The fund is designed for an investor in or near retirement, and it is anticipated that investors will make gradual withdrawals from the fund. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. The managers may, from time to time, adjust the percent of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes, to adjust the overall credit quality or duration of fixed-income securities held by the underlying funds, or to rebalance the allocation to underlying funds. Adjustments may also be made to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager or to reflect fundamental changes in the investment environment. To maintain target allocations in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from the target.
The fund may invest in underlying funds that invest in a broad range of equity, fixed-income, and alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indices. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest in exchange-traded funds (ETFs), the securities of other investment companies, and directly in other types of investments, such as U.S. government securities and derivatives, including credit default swaps and options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may also purchase futures contracts for cash management purposes and to gain investment exposures pending investments. The fund may also invest directly in exchange-traded notes (ETNs).
The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds.
The fund may invest in cash or money market instruments for purposes of meeting redemption requests or making other anticipated cash payments.
Multimanager Lifetime Portfolios
Investment objective: The fund seeks high total return through the fund’s target date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.
The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.
Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy based on investors’ expected retirement date (see the charts in each preceding “Fund Summary”).
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. Each John Hancock Multimanager Lifetime Portfolio is designed for investors planning to retire around the designated year and has a target asset allocation reflecting this designation. A fund with a closer target retirement date will have a greater exposure to underlying funds primarily invested in fixed-income securities than will a John Hancock Multimanager Lifetime Portfolio with a more distant target retirement date. Over time, the fund’s asset allocation strategy will change according to a predetermined “glide path” shown in the “Fund summary.” As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.
The fund is designed for investors who may remain invested in the fund through their retirement years. After the fund reaches its designated retirement year, it will continue to be managed according to an allocation strategy that becomes increasingly conservative over time, until approximately twenty years after retirement when the fund is expected to maintain a static allocation of approximately 25% of its assets in underlying funds that invest primarily in equity securities.
The managers may, from time to time, adjust the percentage of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes and investment styles or to reflect fundamental changes in the investment environment. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the chart in the preceding “Fund summary.” The target allocation may be changed without shareholder approval if it is believed that such change would benefit the fund and its shareholders. The glide path is intended to reduce investment risk and volatility as retirement approaches and in the postretirement years since the fund may be a primary source of income for its shareholders after retirement.
The allocations reflected in the glide path are also referred to as “target” allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class based on the managers’ market outlook. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund also typically allocates a portion of its assets to underlying funds that invest in alternative and specialty asset classes. The fund’s allocation to alternative and specialty underlying funds may vary over time and in relation to a John Hancock Multimanager Lifetime Portfolio with a different target date.

Any such deviation from the target allocation is not expected to be greater than plus or minus 10%, although this range may be exceeded in light of market or economic conditions in an effort to protect the fund or achieve its objective. Any such decisions would be made by taking into account relevant factors such as the current and expected economic environment, various fundamental factors such as the valuations of various asset classes and various technical factors such as market sentiment. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage. The advisor believes the majority of performance will be driven by the long-term strategic asset allocation mix as opposed to any shorter-term tactical asset allocation decisions.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. The managers may, from time to time, adjust the percent of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes, to adjust the overall credit quality or duration of fixed-income securities held by the underlying funds or to rebalance the allocation to underlying funds. Adjustments may also be made to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager or to reflect fundamental changes in the investment environment. To maintain target allocations in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from the target.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in various actively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. The fund may also invest in various passively managed underlying funds. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest in exchange-traded funds (ETFs), the securities of other investment companies and directly in other types of investments, such as U.S. government securities and derivatives including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments. The fund may also invest directly in exchange-traded notes (ETNs).
The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Multi-Index Lifetime Portfolios
Investment objective: To seek high total return through the fund’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The Board of Trustees can change a fund’s investment objective and strategy without shareholder approval.
Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy based on investors’ expected retirement date (see the charts in each preceding “Fund summary”).
The managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. Each John Hancock Multi-Index Lifetime Portfolio is designed for investors planning to retire around the designated year and has a target asset allocation reflecting this designation. A fund with a closer target retirement date will have a greater exposure to underlying funds primarily invested in fixed-income securities than will a

John Hancock Multi-Index Lifetime Portfolio with a more distant target retirement date. Over time, the fund’s asset allocation strategy will change according to a predetermined “glide path” shown in the “Fund summary.” As the glide path shows, the fund’s asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.
The fund is designed for investors who may remain invested in the fund through their retirement years. After the fund reaches its designated retirement year, it will continue to be managed according to an allocation strategy that becomes increasingly conservative over time, until approximately twenty years after retirement when the fund is expected to maintain a static allocation of approximately 25% of its assets in underlying funds that invest primarily in equity securities.
The managers may from time to time adjust the percentage of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes and investment styles or to reflect fundamental changes in the investment environment. Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the chart in the preceding “Fund summary.” The target allocation may be changed without shareholder approval if it is believed that such change would benefit the fund and its shareholders. The glide path is intended to reduce investment risk and volatility as retirement approaches and in the postretirement years since the fund may be a primary source of income for its shareholders after retirement.
The allocations reflected in the glide path are also referred to as “target” allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class based on the managers’ market outlook. The fund has a target allocation to underlying funds that invest in the broad asset classes of equity and fixed-income securities, but may also allocate its assets to underlying funds that invest outside these asset classes to protect the fund or help it achieve its objective. For example, the fund may also allocate its assets to underlying funds that invest in alternative and specialty asset classes.
Any such deviation from the target allocation is not expected to be greater than plus or minus 10%, although this range may be exceeded in light of market or economic conditions in an effort to protect the fund or achieve its objective. Any such decisions would be made by taking into account relevant factors such as the current and expected economic environment, various fundamental factors such as the valuations of various asset classes and various technical factors such as market sentiment. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage. The advisor believes the majority of performance will be driven by the long-term strategic asset allocation mix as opposed to any shorter-term tactical asset allocation decisions.
Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. The managers may from time to time adjust the percent of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes, to adjust the overall credit quality or duration of fixed-income securities held by the underlying funds or to rebalance the allocation to underlying funds. Adjustments may also be made to increase or reduce the percentage of the fund’s assets subject to the management of a particular underlying fund’s manager or to reflect fundamental changes in the investment environment. To maintain target allocations in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from the target.
The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes. The fund may also invest in underlying funds that invest in alternative/specialty securities and asset classes, including, but not limited to, U.S. and foreign securities, emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund will invest in various passively managed underlying funds (commonly known as index funds) that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. The fund may also invest in various actively managed funds. The fund is not designed to track an index or group of indexes. Equity-type securities include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.
The fund may invest in exchange-traded funds (ETFs), the securities of other investment companies and directly in other types of investments, such as U.S. government securities and derivatives including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments. The fund may also invest directly in exchange-traded notes (ETNs).

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its managers’ allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
New Opportunities Fund
Investment objective: To seek long-term capital appreciation.
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval.
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small-capitalization U.S. companies. The fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. Capitalization ranges will change over time. The fund may invest in any economic sector, and at times may emphasize one or more particular sectors.
The fund also may invest in: (a) securities of foreign issuers, including foreign issuers located in emerging markets, either directly through investments in foreign currency-denominated securities traded outside of the United States or indirectly through depositary receipts; (b) real estate investment trusts (REITs); (c) initial public offerings (IPOs); and (d) master limited partnerships (MLPs).
The manager utilizes fundamental research and bottom-up stock selection to identify undervalued small cap companies with sustainable earnings growth, and whose management is focused on enhancing value for shareholders. The manager seeks to hold securities for the long term. The manager focuses on quality small-cap companies with sound management and long-term sustainable growth, regardless of style. In selecting companies, the manager looks for firms with the following key attributes:

■	Experienced, tenured, high-quality management

■	Business models that deliver consistent long-term growth

■	Leading companies in attractive and defensible niche markets

■	Strong financial characteristics; and

■	Appropriate valuation.

Various factors may lead the manager to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the manager believes that the security has become overvalued.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Opportunistic Fixed Income Fund
Investment objective: To seek maximum total return, consistent with preservation of capital and prudent investment management.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments. Fixed Income instruments include, but are not limited to the following securities, which may be denominated in U.S. dollars or foreign currencies: sovereign debt, inflation-linked bonds, corporate and high yield credit (also known as “junk bonds”), securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a lender.
In order to achieve its investment objective, the manager seeks to:

■	invest across multiple asset types, geographies, credit tiers, and time horizons;

■	provide timely and dynamic exposure to a portfolio of global fixed income securities consisting of sovereign debt, inflation-linked bonds, corporate and high yield credit, securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities;

■	manage the fund’s overall performance volatility within a range as reflected by the Bloomberg Barclays Global Aggregate Bond Index hedged to USD over the medium to long-term;

■	generate total returns through three main approaches: strategic sector positioning, market-neutral strategies, and tactical asset allocation:

■	the strategic sector component of the portfolio provides exposure to non-core investment opportunities (e.g. emerging markets debt, high yield credit, bank loans etc.) that are designed to capture the repricing of long-term structural themes in the business cycle;

■	the market neutral component of the portfolio is primarily expressed via relative value positioning, aimed at providing incremental return with low correlation to the direction of global fixed income markets. Market neutral positions are typically taken on interest rates, currencies, corporate and high yield credit, and emerging market debt positions; and

■	tactical asset allocation is used to capture both short and medium term dislocations in the market. Tactical opportunities are primarily expressed via sector rotation, country selection, security selection, currency management strategies and duration management strategies.

■	combine the three approaches noted above in a holistic manner while managing aggregate portfolio risk.

The fund may invest in securities that at times may have equity-like characteristics including, but not limited to convertible securities or preferred equity. Additionally, the fund may hold equities received as part of a corporate action. The fund also may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities for defensive or other purposes. The fund may engage in active trading and may have a high portfolio turnover rate.
The fund makes significant use of derivative instruments and may take both long and short positions in securities. Derivatives may be used for purposes of hedging and/or efficient portfolio management and/or investment purposes. Derivatives may be exchange-traded or over-the-counter and may include futures contracts, options, credit default swaps, foreign currency swaps, interest rate swaps, total return swaps and foreign currency forward contracts. In its use of derivatives, the fund aims to contribute to the target return and the volatility strategies of the fund. The use of derivative instruments as part of the investment strategy means that the fund may, from time to time, have substantial holdings in liquid assets, including deposits and money market instruments.
Real Estate Securities Fund
Investment objective: To seek to achieve a combination of long-term capital appreciation and current income.
The Board of Trustees can change the fund’s strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
A company is considered to be a real estate company if the Global Industry Classification Standards includes the company within its Real Estate sector or Hotels, Restaurants & Leisure Industry or Homebuilding sub-industry.
The manager looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends. This may include companies of any market capitalization, including small and mid-sized companies.
The manager’s approach to real estate investing is based on a bottom-up analysis of factors affecting individual securities, combined with a top-down analysis of the real estate market. The manager believes that property markets overly discount and extrapolate short-term events and that a research-intensive and long-term focus are the keys to sustainable returns. By focusing on multiple metrics to determine the value of a company, the manager is able to identify mis-pricing between stock prices and fundamentals, and ultimately invest in what the manager believes are long-term winners at below market valuations. The manager’s bottom-up research coupled with top-down trends in the property markets allow the manager to effectively capture inflection points and own companies with dominant and improving market positions before their true value is recognized by the broader investment community.
A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.
Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.
If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.
The fund may realize some short-term gains or losses if the manager chooses to sell a security because it believes that one or more of the following is true:

■	A security is not fulfilling its investment purpose;

■	A security has reached its optimum valuation; or

■	A particular company or general economic conditions have changed.

Based on its recent practices, the manager expects that the fund’s assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.
When the manager believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts can help the fund’s cash assets remain liquid while performing more like stocks.)
The fund may invest up to 10% of its total assets in securities of foreign real estate companies.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer. The fund concentrates its investments in securities of issuers in the real estate industry.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
U.S. High Yield Bond Fund
Investment objective: To seek total return with a high level of current income.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below-investment-grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The fund also invests in corporate debt securities that are investment grade, and may buy preferred and other convertible securities and bank loans that are investment grade. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender.
The manager actively manages a diversified portfolio of below-investment-grade debt securities. The manager does not manage the portfolio to a specific maturity or duration. The manager focuses on individual security selection (primarily using a “bottom-up” approach) and seeks to identify high yield securities that appear comparatively undervalued. The manager uses its knowledge of various industries to assess the risk/return tradeoff among issuers within particular industries, in seeking to identify compelling relative value investments. The manager analyzes the issuers’ long-term prospects and focuses on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. The manager’s research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on free cash flow. The manager also talks to management, and consults industry contacts, debt and equity analysts, and rating agencies.
The manager purchases securities for the fund when attractive risk/reward ideas are identified and sells securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. The manager attempts to invest in high yield securities of issuers which it believes have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. The strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the fund consists of income earned on the fund’s investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer. The fund may invest significantly in issuers in the communications sector.
Under normal circumstances, the manager invests:

■	Up to 15% of total assets in any one industry; and

■	Up to 5% of total assets in any one issuer (excluding investments in cash-equivalent issuers or for cash-management purposes).

The manager will generally invest in below investment grade debt securities that are rated at least “Caa” by Moody’s Investors Service, Inc. or “CCC” by Standard and Poor’s Ratings Services, or that are unrated but deemed by the manager to be of comparable quality but may also invest in securities rated below these ratings (or unrated securities of comparable quality). The average credit quality of the fund’s securities is expected to be at least B- as rated by Standard and Poor’s Ratings Services.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Investing during transition periods
A fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
A fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
To the extent that a fund is in a defensive position, its ability to achieve its investment objective will be limited.

Other permitted investments by the funds of funds

The funds of funds may directly:

■	Purchase U.S. government securities and short-term paper.

■	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended.

■	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the adviser to the fund, including ETFs.

■	Purchase exchange-traded notes (ETNs).

■	Invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

■	Invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.

■	Purchase securities of registered closed-end investment companies that are part of the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended.

■	Invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds.

■	Make short sales of securities (borrow and sell securities not owned by the fund with the prior approval of the adviser’s Complex Securities Committee), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security.

■	Invest in “qualified” publicly traded partnerships and other publicly traded partnerships that at the time of investment the adviser believes will generate only good income for purposes of qualifying as a regulated investment company under the Code, including such publicly traded partnerships that invest principally in commodities or commodities-linked derivatives (with the prior approval of the adviser’s Complex Securities Committee).

A fund of funds may use various investment strategies such as hedging and other related transactions. For example, a fund of funds may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. A fund of funds also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to “Hedging and Other Strategic Transactions Risk” in the Statement of Additional Information (SAI).
Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute qualifying income to a regulated investment company, the fund is not permitted to invest directly in such instruments unless the subadvisor obtains prior written approval from the advisor’s Complex Securities Committee. See “Additional information concerning taxes” in the SAI.

Additional information about the funds of funds’ principal risks

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
The principal risks of investing in each fund of funds are summarized in the description of that fund above. These risks are more fully described below. The risks are described in alphabetical order and not in order of importance. The funds’ Statement of Additional Information (the “SAI”) dated the same date as this prospectus contains further details about these risks as well as information about additional risks.
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply distribution, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”) or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.

The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. An ETF has its own fees and expenses, which are indirectly borne by the fund. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV.
Exchange-traded notes (ETNs) risk
ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer’s credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Fund of funds risk
The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses, and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.
Affiliated subadvised fund conflicts of interest risk
The subadvisor may allocate the fund’s assets without limit to underlying funds managed by the subadvisor and/or other affiliated subadvisors (affiliated subadvised funds). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the subadvisor to allocate assets to the subadvisor and other affiliated subadvised funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the subadvisor and other affiliated subadvisors of affiliated subadvised funds benefit from the subadvisor’s allocations of fund assets to such funds through the additional subadvisory fees they earn on such allocated fund assets. The subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to affiliated subadvised funds on this basis without regard to any such economic incentive. As part of its oversight of the fund and the subadvisor, the advisor will monitor to ensure that allocations are conducted in accordance with these principles.
Multi-manager risk; limited universe of subadvisors and underlying funds
The fund’s ability to achieve its investment objective depends upon the subadvisor’s skill in determining the fund’s strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund’s performance could be substantially dependent on the performance of these subadvisors. Similarly, the subadvisor’s allocation of a fund of fund’s assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.
Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict a fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to a fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and a fund might be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of a fund. Legislation or regulation may change the way in which a fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent a fund of funds utilizes hedging and other strategic transactions, it will be subject to the same risks.
Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Investment company securities risk
A fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Lifecycle risk
There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.
Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Short sales risk
The funds may make short sales of securities. This means a fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. A fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.
Until a fund closes its short position or replaces a borrowed security, a fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. The need to maintain cash or other liquid assets in segregated accounts could limit the fund’s ability to pursue other opportunities as they arise.
Target allocation risk
The asset allocation glide path charts illustrate the funds’ target allocations between equity and fixed-income securities. When a fund has a greater allocation to equity securities, it will be less conservative and have more equity securities risk exposure. These risks are explained under “Equity securities risk.” Over time, as a fund gets closer to its target date, its asset mix becomes more conservative as it contains more fixed-income and short-term fixed-income securities. The risks associated with fixed-income and short-term fixed-income securities are explained under “Fixed-income securities risk,” “Interest-rate risk,” “Credit and counterparty risk,” and “Lower-rated fixed-income securities risk and high yield securities risk.” The funds’ shift over time to a more conservative asset mix reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the funds may be a primary source of income for an investor after retirement.

Additional information about the funds’ principal risks

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which each fund itself is regulated. Such legislation or regulation could limit or preclude each fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and each fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from each fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of each fund’s portfolio holdings. Furthermore, volatile financial markets can expose each fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by each fund.
The principal risks of investing in each fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping a fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the funds’ Statement of Additional Information (SAI).
Changing distribution levels risk
The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, have been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.
Concentration risk
When a fund concentrates its investments in an industry, they are less broadly invested across industries than other funds. This means that concentrated funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors. From time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Cybersecurity and operational risk
Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Distressed investments risk
Distressed investments include loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and ask prices of such securities may be greater than normally expected. If the subadvisor’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, a fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the fund’s original investment.

Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a portfolio manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Floating rate loans risk
Floating rate loans are generally rated below investment-grade, or if unrated, determined by the manager to be of comparable quality. They are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a serious credit event the value of the fund’s investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, therefore, the fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to meet redemption requests or pursue other investment opportunities. In addition, certain floating rate loans may be “covenant-lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict a fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to a fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and a fund might be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of a fund. Legislation or regulation may change the way in which a fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent a fund of funds utilizes hedging and other strategic transactions, it will be subject to the same risks.
High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Hybrid instrument risk
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.
Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Information technology companies risk
Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Investment company securities risk
A fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
LIBOR discontinuation risk
Certain debt securities, derivatives and other financial instruments may utilize LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
There are obstacles to converting certain longer term securities and transactions to a new benchmark and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. In addition, it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.
It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to the same risks as other fixed-income securities but have greater credit quality risk and may be considered speculative. In addition, lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with mid-sized market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with mid-sized market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with mid-sized market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or mid-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Inverse interest-only securities. Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage-backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

TBA mortgage contracts. TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Privately held and newly public companies risk
Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and may be difficult to value. There may be significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. The extent (if at all) to which securities of privately held companies or newly public companies may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of privately held companies tend to have a greater exposure to liquidity risk than funds that do not invest in securities of privately held companies.
Quantitative modeling risk
Use of quantitative models carries the risk that the fund may underperform funds that do not utilize such models. The use of quantitative models may affect the fund’s exposure to certain sectors or types of investments and may impact the fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Successful application of a quantitative model is dependent on the subadvisor’s skill in building and implementing the model. For example, human judgment plays a role in building, utilizing, testing, modifying, and implementing the financial algorithms and formulas used in these models. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value. Quantitative models may not accurately predict future market movements or characteristics due to the fact that market performance can be affected by non-quantitative factors that are not easily integrated into quantitative analysis, among other factors.
Real estate investment trust (REIT) risk
REITs are subject to risks associated with the ownership of real estate. Some REITs experience market risk and liquidity risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property.
REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Real estate securities risk
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.
These risks include:

■	Declines in the value of real estate

■	Risks related to general and local economic conditions

■	Possible lack of availability of mortgage funds

■	Overbuilding

■	Extended vacancies of properties

■	Increased competition

■	Increases in property taxes and operating expenses

■	Changes in zoning laws

■	Losses due to costs resulting from the cleanup of environmental problems

■	Liability to third parties for damages resulting from environmental problems

■	Casualty or condemnation losses

■	Limitations on rents

■	Changes in neighborhood values and the appeal of properties to tenants

■	Changes in interest rates and

■	Liquidity risk

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared with the value of shares of a fund with investments in a mix of different industries.
Securities of companies in the real estate industry have been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.
Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 (the Code) or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Repurchase agreements risk
The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. The fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance Companies. Insurance companies are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Already extensively regulated, insurance companies’ profits may also be adversely affected by increased government regulations or tax law changes. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of a particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.
Materials. Issuers in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.
Metals. The specific political and economic risks affecting the price of metals include changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The prices of metals, in turn, are likely to affect the market prices of securities of companies mining or processing metals, and accordingly, the value of investments in such securities may also be affected. Metal-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on metal-related investments have traditionally been more volatile than investments in broader equity or debt markets.
Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.
Technology companies. A fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described under “Small and mid-sized company risk.”
Utilities. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations; increased costs and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity and pricing pressures; and the negative impact of regulation. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.
Short sales risk
The funds may make short sales of securities. This means a fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. A fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.
Until a fund closes its short position or replaces a borrowed security, a fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. The need to maintain cash or other liquid assets in segregated accounts could limit the fund’s ability to pursue other opportunities as they arise.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Small number of issuers risk
Overall risk can be reduced by investing in securities from a larger pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund invests in a small number of issuers, it may experience greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a fund’s investment strategies or techniques may be more pronounced than for funds that are more diversified.
Technology sector risk
Technology companies rely heavily on technological advances and face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Shortening of product cycle and manufacturing capacity increases may subject technology companies to aggressive pricing. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products.

Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.
Telecommunications sector risk
Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the United States from foreign competitors engaged in strategic joint ventures with U.S. companies and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.
Warrants risk
Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Your Account

Class 1 Shares
Class 1 shares of the funds are sold without any front-end or deferred sales charges. The share class has a Rule 12b-1 plan that allows it to pay fees for the sale and distribution of its shares and for shareholder and administrative services.
Distribution and service (12b-1) fees of 0.05%.
Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.
The performance and expense information included in this prospectus does not reflect fees and expenses of any group annuity contract which may use a fund as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Class 1 shares have a Rule 12b-1 plan that allows the class to pay fees for the sale, distribution, and services of its shares. Because Rule 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.
Other classes of shares of the funds, which have their own expense structures, may be offered in separate prospectuses.
Your broker-dealer may receive a percentage of these fees. In addition, John Hancock Investment Management Distributors LLC (the “Distributor”) may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.
Qualified Default Investment Alternative
Each Multi-Index Lifetime Portfolio, Multi-Index Preservation Portfolio and Multimanager Lifetime Portfolio is designed so that it can qualify as a “qualified default investment alternative” (“QDIA”) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to ERISA. Your retirement plan fiduciary, and not the fund or its investment advisor, is responsible for determining whether the fund qualifies as a QDIA.
Transaction Policies
Valuation of shares. The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern Time on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com
Valuation of securities. Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Valuation for funds of funds. The NAV per share for each class of shares of a fund of funds is determined at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time) on each business day that the New York Stock Exchange is open. The NAV for a fund of funds is calculated based upon the NAVs of the underlying funds and other investments in which it invests. The prospectus for the underlying funds explains the circumstances under which those underlying funds use fairvalue pricing and the effects of doing so.
Buy and sell prices. When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.
Execution of requests. The funds are open for business when the NYSE is open, typically 9:30 A.M. to 4:00 P.M. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
In unusual circumstances, any fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
A fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, a fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, a fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, a fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as a fund may have in place from time to time.
Excessive trading. The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in “market timing” or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt Fund investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders. Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, a fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific “Limitation on Exchange Activity” described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of the Fund or otherwise not be in a fund’s best interest in light of unusual trading activity related to your account. In the event a fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the Fund’s NAVs at the conclusion of the delay period. Each Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies. The Board of Trustees has adopted the following policies and procedures by which the Funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity. Pursuant to the policies and procedures adopted by the Board of Trustees, a fund, or its agent, may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds if the fund, or its agent, determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. A fund, or its agent, cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund, or its agent, may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of a fund’s shareholders. No fund has any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to a fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of a fund’s shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of the Fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.
Limitation on the ability to detect and curtail excessive trading practices. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of a fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail its trading practices. The ability of a fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because a fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of a fund to monitor trades that are placed by omnibus or other nominee accounts is limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisors, brokers, retirement plan administrators or feebased program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, a fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, each fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. A fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the funds’ policies. No fund can guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, a fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk. To the extent that a fund or its agents are unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in fund transactions. Increased fund transactions and use of the line of credit would correspondingly increase a fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower Fund investment performance during periods of rising markets.
While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under “Valuation of shares.” These types of securities entail a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities. Each Fund may have significant investments in foreign securities.

■	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under “Valuation of shares,” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of fund shares held by other shareholders.
Dividends and account policies
Dividends. The funds typically declare and pay income dividends annually and capital gains, if any, at least annually. However, the following funds pay income dividends quarterly: Core Bond Fund, Equity Income Fund, High Yield Fund, the Multi-Index Lifestyle Balanced Portfolio, the Multi-Index Lifestyle Moderate Portfolio, the Multi-Index Lifestyle Conservative Portfolio, and U.S. High Yield Bond Fund; and the following fund declares income dividends daily and pays them monthly: Floating Rate Income Fund.
Taxability of dividends
For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends from a fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If a fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Account statements. The funds will provide account statements and other account information to shareholders as provided in participation agreements with insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.
Disclosure of fund portfolio holdings. The funds’ policy regarding disclosure of portfolio holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: jhinvestments.com.
All of the holdings of each fund will be posted to the website, jhinvestments.com, no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. With respect to each non-fund of funds, the following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition.
The holdings of each fund as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. Each fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the funds’ policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

Broker compensation and revenue sharing arrangements
Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.
Other shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisors, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the Distributor’s efforts to promote the sale of the fund’s shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the Distributor’s promotional efforts.
The Distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor’s marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the Distributor’s revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the fund, as well as about fees and/or commissions it charges.
The Distributor, advisor and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
For a description of these compensation and revenue sharing arrangements, see the prospectuses and statement of additional information for the JHF II funds. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through the advisor’s profit on the advisory fee on the funds.
The John Hancock Insurance Companies and certain of their separate accounts that are exempt from SEC registration may use Class 1 shares of JHF II as an underlying investment option for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection with the administration of the Plans. To the extent the John Hancock Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain brokerdealers, agents or TPAs, JHF II understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHF II also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

Fund Details

Board of Trustees
The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the funds.
The Board of Trustees may change the respective investment objective of each of the funds without shareholder approval.
The Board of Trustees may change the focus of the investment policy of each of the funds that provides for the investment of a specified amount of its assets in particular securities or geographic regions without shareholder approval. These funds will provide written notice to shareholders at least 60 days prior to a change in their 80% investment policy, as required under the Investment Company Act of 1940, as amended, and disclosed in the SAI.
Each Multi-Index Lifetime Portfolio, Multi-Index Preservation Portfolio and Multimanager Lifetime Portfolio is designed so that it can qualify as a “qualified default investment alternative” (“QDIA”) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to ERISA. Your retirement plan fiduciary, and not the fund or its investment advisor, is responsible for determining whether the fund qualifies as a QDIA.
Advisor
The investment advisor manages the funds’ business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2020, the advisor had total assets under management of approximately $137.7 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the funds. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the funds’ portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the funds’ portfolio assets through proactive oversight and monitoring of a subadvisor and the funds, as described in further detail below. The advisor is responsible for developing overall investment strategies for the funds and overseeing and implementing the funds’ continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the funds; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
The funds rely on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The funds, therefore, are able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the funds (other than by reason of serving as a subadvisor to the funds), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.
Subadvisors
The subadvisors handle the funds’ portfolio management activities, subject to oversight by the advisor.
Custodian
The custodian holds the funds’ assets, settles all portfolio trades, and collects most of the valuation data required for calculating each fund’s net asset value.
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Principal distributor
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Markets the funds and distributes shares through selling brokers, financial planners and other financial professionals.
Management fees
As full compensation for its services, the advisor receives a fee from each fund.
The fee for each fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the fund’s net assets (together with the assets of any other applicable fund identified in the advisory agreement). The advisory fee rate for certain funds is based on the aggregate of the net assets of the fund and the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) that have the same subadvisor as the fund. If a fund and such other fund(s) (or portions thereof) cease to have the same subadvisor, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for a fund. The fee for each fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the applicable annual fee rate by the value of the net assets of the fund at the close of business on the previous business day of the fund.
The schedule of the annual percentage rates of the management fees for the funds are set forth in Appendix A hereto. The investment management fees, including the impact of the waivers and reimbursements as described below, incurred by each fund during the most recent fiscal year are set forth in Appendix B hereto.
A discussion regarding the basis of the Board of Trustees’ approving the investment advisory and subadvisory contracts of the funds (except for funds that have not commenced operations) is available in the funds’ most recent annual report to shareholders for the period ended August 31. A discussion regarding the basis of the Board of Trustees’ approving the investment advisory and subadvisory contracts for a fund that has not commenced operations will be available in the fund’s first shareholder report after commencement of operations.
Class 1 shares may be sold to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, affiliates of the advisor (the “Affiliated Insurance Companies”) and their separate accounts as the underlying investment option for group annuity insurance contracts (“variable contracts”) offered to 401(k) plans. The Affiliated Insurance Companies perform administrative services for Class 1 shares in connection with the variable contracts for which they serve as the underlying investment option. To compensate the Affiliated Insurance Companies for providing these services, the advisor, not the funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the funds attributable to variable contracts issued by the Affiliated Insurance Company.
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
As described in “Fund summary” - Fees and expenses for certain funds, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that is appropriate under the circumstances at that time.
The advisor contractually agrees to reduce its management fee and/or make payment to each Multi-Index Lifestyle Portfolio in an amount equal to the amount by which “Other expenses” of the portfolio exceed 0.05% of the average daily net assets of the portfolio. “Other expenses” means all of the expenses of the portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, class specific expenses, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on December 31, 2021 unless renewed by mutual agreement of the portfolio and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The advisor voluntarily agrees to waive its advisory fee for each Multi-Index Lifestyle Portfolio so that the aggregate advisory fee retained by the advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the fund’s first $7.5 billion of average net assets and 0.49% of the fund’s average net assets in excess of $7.5 billion. The advisor may terminate this voluntary waiver at any time upon notice to the funds.

The advisor voluntarily agrees to waive its advisory fee for each Multi-Index Preservation Portfolio, each Multimanager Lifetime Portfolio, and each Multi-Index Lifetime Portfolio so that the aggregate advisory fee retained by the advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the fund’s first $7.5 billion of average net assets and 0.50% of the fund’s average net assets in excess of $7.5 billion. The advisor may terminate this voluntary waiver at any time upon notice to the funds.
The advisor voluntarily agrees to reduce its management fee for each fund, or if necessary make payment to a fund, in an amount equal to the amount by which the expenses of the fund exceed the following percentages of the average daily net assets of the funds: 0.20% for Blue Chip Growth Fund, Capital Appreciation Fund, Equity Income Fund, Mid Cap Stock Fund, New Opportunities Fund, and Real Estate Securities Fund; 0.15% for Core Bond Fund, Floating Rate Income Fund, High Yield Fund, Opportunistic Fixed Income Fund and U.S. High Yield Bond Fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) Rule 12b-1 fees, (g) transfer agency fees and service fees, (h) underlying fund expenses (acquired fund fees), and (i) short dividend expense. The advisor may terminate this voluntary waiver at any time upon notice to the funds.
Subadvisory arrangements and management biographies

The subadvisors handle the portfolio management activities of the funds, subject to oversight by the advisor. Each subadvisor formulates a continuous investment program for each fund it subadvises, consistent with the fund’s investment objective and strategies as described above. Each subadvisor regularly reports to the advisor and the Trustees of JHF II with respect to the implementation of such programs.
Subadvisory Fees. Each subadvisor is compensated by the advisor, subject to Board approval, and not by the fund or funds that it subadvises.
Pursuant to an order received from the SEC, the advisor is permitted to appoint a new subadvisor for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a fund is able from time to time to change fund subadvisors or the fees paid to subadvisors without the expense and delays associated with holding a shareholders’ meeting. The SEC order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or a fund (other than by reason of serving as a subadvisor) or change the subadvisory fee of an affiliated subadvisor without shareholder approval. A discussion regarding the basis for the Board of Trustees’ approval of each subadvisory agreement is available in the funds’ report to shareholders dated August 31, 2020 (except for funds that have not commenced operations).
Set forth below is information about the subadvisors and the portfolio managers for the funds, including a brief summary of the portfolio managers’ business careers over the past five years. The SAI includes additional details about the funds’ portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.
Each subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, Manulife Financial Corporation, as the parent company of each subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisors. Accordingly, there is a conflict of interest in that there is an incentive for each subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, each subadvisor has a duty to allocate assets to an affiliated subadvised fund (and to affiliated underlying funds more broadly) only when the subadvisor believes it is in the best interests of fund shareholders, without regard to any economic incentive. As part of its oversight of the funds and the subadvisors, the advisor will monitor to ensure that allocations and the subadvisor’s compensation practices are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.
BCSF Advisors, LP (“Bain Capital Credit”)
Bain Capital Credit is a subsidiary of Bain Capital Credit, LP. Bain Capital Credit, LP was formed in 1998 as the credit investing arm of Bain Capital. Bain Capital Credit, LP is located at 200 Clarendon Street, Boston, MA 02116, and is one of the world’s premier alternative investment firms. Bain Capital Credit has entered into a resource sharing agreement with Bain Capital Credit, LP, pursuant to which Bain Capital Credit, LP will provide Bain Capital Credit with experienced investment professionals and access to the resources of Bain Capital Credit, LP. Bain Capital Credit, LP invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit, LP and its subsidiaries have a global footprint with approximately $43.7 billion in assets under management as of September 30, 2020. Bain Capital Credit has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by Bain Capital Credit.

Fund	Portfolio Manager
Floating Rate Income Fund	Andrew Carlino
Kim Harris
Nate Whittier
Andrew Carlino

■	Managing Director and Portfolio Manager

■	Managed the fund since 2018

■	Joined Bain Capital Credit, LP in 2002.

Kim Harris

■	Managing Director and Portfolio Manager

■	Managed the fund since 2018

■	Joined Bain Capital Credit, LP in 2000.

Nate Whittier

■	Director and Portfolio Manager

■	Managed the fund since 2019

■	Joined Bain Capital Credit, LP in 2013.

GW&K Investment Management, LLC (“GW&K”)
Founded in 1974, GW&K serves as an investment advisor or subadvisor to private clients, pension and profit-sharing plans, mutual funds, estates, charitable foundations, endowments, corporations, and other entities. GW&K is located at 222 Berkeley Street, Boston, Massachusetts 02116. Affiliated Managers Group, Inc., a publicly traded asset management company (NYSE: AMG), holds a majority equity interest in GW&K. As of September 30, 2020, GW&K managed approximately $47.1 billion. GW&K has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by GW&K.

Fund	Portfolio Managers
New Opportunities Fund	Joseph C. Craigen, CFA Daniel L. Miller, CFA
Joseph C. Craigen, CFA

■	Partner and Equity Portfolio Manager

■	Managed the fund since 2014

■	Joined GW&K in 2008.

Daniel L. Miller, CFA

■	Partner and Director of Equities

■	Managed the fund since 2014

■	Joined GW&K in 2008.

Jennison Associates LLC (“Jennison”)
Jennison, located at 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been (including its predecessor, Jennison Associates Capital Corp.) in the investment advisory business since 1969. Jennison is a direct, wholly-owned subsidiary of PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2020, Jennison managed in excess of $203.7 billion in assets. Jennison has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolio as set forth below. These managers are employed by Jennison.

Fund	Portfolio Managers
Capital Appreciation Fund	Blair A. Boyer Michael A. Del Balso Rebecca Irwin Natasha Kuhlkin, CFA Kathleen A. McCarragher Spiros “Sig” Segalas

Blair A. Boyer

■	Managed the fund since 2019

■	Joined Jennison in 1993

■	Managing Director of Jennison

■	Co-Head of Large Cap Growth Equity.

Michael A. Del Balso

■	Managed the fund since 2005

■	Joined Jennison in 1972

■	Managing Director of Jennison.

Rebecca Irwin

■	Managed the fund since 2019

■	Joined Jennison in 2006

■	Managing Director of Jennison.

Natasha Kuhlkin, CFA

■	Managed the fund since 2019

■	Joined Jennison in 2004

■	Managing Director of Jennison.

Kathleen A. McCarragher

■	Managed the fund since 2005

■	Joined Jennison in 1998

■	Managing Director of Jennison

■	Head of Growth Equity.

Spiros “Sig” Segalas

■	Managed the fund since 2005

■	Founding member of Jennison in 1969

■	President and Chief Investment Officer of Jennison.

The portfolio managers for the funds are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
Manulife Investment Management (US) LLC
Manulife Investment Management (US) LLC (Manulife IM (US)), a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts 02116, was founded in 1979. It is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”) and an affiliate of the advisor. JHFS is a subsidiary of Manulife Financial Corporation (MFC), based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. As of September 30, 2020, Manulife IM (US) had approximately $204.6 million in assets under management. Manulife IM (US) has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolio as set forth below. These managers are employed by Manulife IM (US).

Fund	Portfolio Managers
Multi-Index Lifestyle Aggressive Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index Lifestyle Balanced Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index Lifestyle Conservative Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index Lifestyle Growth Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index Lifestyle Moderate Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA

Multi-Index 2065 Preservation Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2060 Preservation Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2055 Preservation Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2050 Preservation Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2045 Preservation Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2040 Preservation Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2035 Preservation Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2030 Preservation Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2025 Preservation Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index Income Preservation Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multimanager 2065 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multimanager 2060 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multimanager 2055 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multimanager 2050 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multimanager 2045 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multimanager 2040 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multimanager 2035 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multimanager 2030 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multimanager 2025 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multimanager 2020 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multimanager 2015 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multimanager 2010 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2065 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2060 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA

Multi-Index 2055 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2050 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2045 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2040 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2035 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2030 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2025 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2020 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2015 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Multi-Index 2010 Lifetime Portfolio	Robert E. Sykes, CFA Nathan W. Thooft, CFA
Robert E. Sykes, CFA

■	Managing Director and Portfolio Manager, Asset Allocation Team

■	Portfolio Manager of the funds since 2018, except for Multi-Index 2065 Preservation Portfolio, Multimanager 2065 Lifetime Portfolio and Multi-Index 2065 Lifetime Portfolio

■	Managed the Multi-Index 2065 Preservation Portfolio since 2020

■	Managed the Multimanager 2065 Lifetime Portfolio since 2020

■	Managed the Multi-Index 2065 Lifetime Portfolio since 2020

■	Joined Manulife IM (US) in 2008

■	Began business career in 2001

Nathan W. Thooft, CFA

■	Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation

■	Managed each fund except for the Multi-Index 2065 Preservation Portfolio, Multi-Index 2060 Preservation Portfolio, Multi-Index 2055 Preservation Portfolio, Multimanager 2065 Lifetime Portfolio, Multimanager 2060 Lifetime Portfolio, Multimanager 2055 Lifetime Portfolio, Multi-Index 2065 Lifetime Portfolio, Multi-Index 2060 Lifetime Portfolio and Multi-Index 2055 Lifetime Portfolio since 2013

■	Managed the Multi-Index 2065 Preservation Portfolio since 2020

■	Managed the Multi-Index 2060 Preservation Portfolio since 2016

■	Managed the Multi-Index 2055 Preservation Portfolio since 2014

■	Managed the Multimanager 2065 Lifetime Portfolio since 2020

■	Managed the Multimanager 2060 Lifetime Portfolio since 2016

■	Managed the Multimanager 2055 Lifetime Portfolio since 2014

■	Managed the Multi-Index 2065 Lifetime Portfolio since 2020

■	Managed the Multi-Index 2060 Lifetime Portfolio since 2016

■	Managed the Multi-Index 2055 Lifetime Portfolio since 2014

■	Joined Manulife IM (US) in 2008

■	Began business career in 2000

T. Rowe Price Associates, Inc. (“T. Rowe Price”)
T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. As of September 30, 2020, T. Rowe Price and its affiliates managed over $1.31 trillion for individual and institutional investor accounts. T. Rowe Price has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolio as set forth below. These managers are employed by T. Rowe Price.

Fund	Portfolio Managers
Blue Chip Growth Fund	Larry J. Puglia, CFA, CPA
Equity Income Fund	John D. Linehan, CFA
John D. Linehan, CFA

■	Portfolio Manager and Vice President

■	Managed Equity Income Fund since 2015

■	Joined T. Rowe Price in 1998

Larry J. Puglia, CFA, CPA

■	Vice President

■	Managed Blue Chip Growth Fund since 2005

■	Joined T. Rowe Price in 1990

Wellington Management Company LLP (“Wellington Management”)
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.183 trillion in assets. Wellington Management has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolio as set forth below. These managers are employed by Wellington Management.

Fund	Portfolio Managers
Mid Cap Stock Fund	Mario E. Abularach, CFA, CMT Stephen Mortimer
Opportunistic Fixed Income Fund	Brian M. Garvey Brij S. Khurana
Real Estate Securities Fund	Bradford D. Stoesser
Mario E. Abularach, CFA, CMT

■	Senior Managing Director, Partner and Equity Portfolio Manager of Wellington Management

■	Managed the fund since 2005

■	Joined Wellington Management as an investment professional in 2001

Stephen Mortimer

■	Senior Managing Director, Partner and Equity Portfolio Manager of Wellington Management

■	Managed the fund since 2009

■	Joined Wellington Management as an investment professional in 2001

Brian M. Garvey

■	Senior Managing Director, Partner, and Portfolio Manager

■	Managed the fund since 2020

■	Joined Wellington Management as an investment professional in 2007

Brij S. Khurana

■	Managing Director and Portfolio Manager

■	Managed the fund since 2020

■	Joined Wellington Management as an investment professional in 2016

Bradford D. Stoesser

■	Senior Managing Director, Partner and Equity Portfolio Manager of Wellington Management

■	Joined Wellington Management as an investment professional in 2005

■	Managed the fund since 2020

Wells Capital Management, Incorporated (“WellsCap”)
WellsCap, located at 525 Market Street, San Francisco, California, is an indirect, wholly-owned subsidiary of Wells Fargo & Company. It was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western U.S. and is one of the largest banks in the U.S. As of September 30, 2020, WellsCap had approximately $505.4 billion in assets under management. WellsCap has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolio as set forth below. These managers are employed by WellsCap.

Fund	Portfolio Managers
Core Bond Fund	Maulik Bhansali, CFA Jarad Vasquez
U.S. High Yield Bond Fund	Chris Lee, CFA Mike Schueller, CFA
Maulik Bhansali, CFA

■	Senior Portfolio Manager of the Montgomery Fixed Income team at WellsCap

■	Joined WellsCap in 2001

■	Managed the fund since 2017

Chris Lee, CFA

■	Portfolio Manager

■	Managed the fund since 2020

■	Joined WellsCap in 2012

Mike Schueller, CFA

■	Portfolio Manager

■	Managed the fund since 2020

■	Joined WellsCap in 2000

Jarad Vasquez

■	Senior Portfolio Manager of the Montgomery Fixed Income team at WellsCap

■	Joined WellsCap in 2007 focusing on mortgage-backed securities

■	Managed the fund since 2017

Western Asset Management Company, LLC (“WAMCO”)
Western Asset Management Company Limited serves as sub-subadvisor
WAMCO is located at 385 East Colorado Boulevard, Pasadena, California and is one of the world’s leading investment management firms. Its primary business is managing fixed-income portfolios, an activity the Firm has pursued since 1971. From offices in Pasadena, New York, Sao Paulo, London, Zürich, Singapore, Hong Kong, Tokyo and Melbourne, WAMCO’s 828 employees perform investment services for a wide variety of global clients. The Firm’s clients include charitable, corporate, health care, insurance, mutual fund, public and union organizations, and client portfolios range across an equally wide variety of mandates, from money markets to emerging markets. As of September 30, 2020, WAMCO’s client base totals 402, representing 34 countries, 958 accounts, and $480 billion in assets under management. WAMCO has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by WAMCO.

Fund	Portfolio Managers
High Yield Fund	Michael C. Buchanan, CFA Walter E. Kilcullen S. Kenneth Leech
Michael C. Buchanan, CFA

■	Co-Portfolio Manager and Deputy Chief Investment Officer

■	Joined Western Asset in 2005

■	Managed the fund since 2006

Walter E. Kilcullen

■	Head of US High-Yield/Portfolio Manager

■	Joined Western Asset in 2002

■	Managed the fund since 2017

S. Kenneth Leech

■	Co-Portfolio Manager and Chief Investment Officer of Western Asset since September 2014

■	Joined Western Asset as Chief Investment Officer in 1990; transitioned into a CIO Emeritus role in September 2008

■	Managed the fund since 2014

Additional information
Each fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian and principal distributor as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
This prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. Each of this prospectus, the SAI, or any contract that is an exhibit to the funds’ registration statement, is not intended to, nor does it, give rise to an agreement or contract between the funds and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.

Financial highlights

These tables detail the financial performance of Class 1 shares of each fund described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular fund (assuming reinvestment of all dividends and distributions). The total return information in the financial highlights tables does not reflect the fees and expenses of any separate account which may use Class 1 shares as its underlying investment option or of any exempt group owning contract that may be funded in such a separate account. If these fees and expenses were included, the total return figures for all periods shown would be reduced. For certain funds for which Class 1 had not yet commenced operations as of the last reporting period, August 31, 2020, the financial highlights for an existing class of shares, described in a separate prospectus, if applicable, has been included for reference. Because these other share classes have different expenses than Class 1 shares, financial highlights for Class 1 shares would have differed.
The financial statements of JHF II as of August 31, 2020, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHF II’s financial statements, in JHF II’s annual report, and have been incorporated by reference into the SAI. The annual report is available upon request.

Blue Chip Growth Fund Class 1 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$41.13	$42.89	$38.92	$32.46	$34.75
Net investment income (loss)[1]		(0.08)	0.01	(0.03)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments		16.64	0.87	9.85	8.41	2.02
Total from investment operations		16.56	0.88	9.82	8.43	2.01
Less distributions
From net investment income		—	—	—	(0.01)	(0.01)
From net realized gain		(0.64)	(2.64)	(5.85)	(1.96)	(4.29)
Total distributions		(0.64)	(2.64)	(5.85)	(1.97)	(4.30)
Net asset value, end of period		$57.05	$41.13	$42.89	$38.92	$32.46
Total return (%)[2]		40.74	3.50	27.92	27.49	5.67
Ratios and supplemental data
Net assets, end of period (in millions)		$2,345	$1,804	$1,763	$1,306	$1,065
Ratios (as a percentage of average net assets):
Expenses before reductions		0.84	0.84	0.84	0.87	0.87
Expenses including reductions		0.80	0.81	0.80	0.83	0.83
Net investment income (loss)		(0.18)	0.04	(0.07)	0.06	(0.03)
Portfolio turnover (%)		28	38	25	26	34

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Capital Appreciation Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	15.66	(0.04)	9.09	9.05	—	(1.70)	(1.70)	23.01	62.93	0.80	0.79	(0.23)	810	47
08-31-2019	18.80	— [3]	(0.46)	(0.46)	(0.02)	(2.66)	(2.68)	15.66	0.84	0.80	0.79	(0.03)	584	50
08-31-2018	18.56	0.02	4.25	4.27	(0.01)	(4.02)	(4.03)	18.80	26.71	0.79	0.78	0.11	687	39
08-31-2017	16.60	0.01	3.89	3.90	(0.01)	(1.93)	(1.94)	18.56	26.53	0.79	0.78	0.07	582	45
08-31-2016	18.12	0.01	0.83	0.84	— [3]	(2.36)	(2.36)	16.60	4.41	0.79	0.78	0.05	551	32
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Less than $0.005 per share.

Core Bond Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	13.50	0.23	0.66	0.89	(0.31)	(0.12)	(0.43)	13.96	6.76	0.66	0.65	1.73	207	347
08-31-2019	12.66	0.33	0.86	1.19	(0.35)	—	(0.35)	13.50	9.59	0.66	0.65	2.60	175	447
08-31-2018	13.15	0.27	(0.48)	(0.21)	(0.28)	—	(0.28)	12.66	(1.58)	0.67	0.66	2.08	161	277
08-31-2017	13.49	0.22	(0.17)	0.05	(0.24)	(0.15)	(0.39)	13.15	0.46	0.67	0.66	1.70	190	363
08-31-2016	13.01	0.21	0.51	0.72	(0.24)	—	(0.24)	13.49	5.59	0.67	0.66	1.59	220	471
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Equity Income Fund Class 1 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$18.33	$20.99	$20.24	$18.51	$18.39
Net investment income[1]		0.40	0.43	0.39	0.44	0.40
Net realized and unrealized gain (loss) on investments		(0.91)	(0.85)	2.21	2.16	1.63
Total from investment operations		(0.51)	(0.42)	2.60	2.60	2.03
Less distributions
From net investment income		(0.44)	(0.42)	(0.40)	(0.46)	(0.38)
From net realized gain		(1.08)	(1.82)	(1.45)	(0.41)	(1.53)
Total distributions		(1.52)	(2.24)	(1.85)	(0.87)	(1.91)
Net asset value, end of period		$16.30	$18.33	$20.99	$20.24	$18.51
Total return (%)[2]		(3.58)	(0.57)	13.21	14.36	12.06
Ratios and supplemental data
Net assets, end of period (in millions)		$160	$197	$235	$255	$271
Ratios (as a percentage of average net assets):
Expenses before reductions		0.79	0.80	0.82	0.83	0.85
Expenses including reductions		0.76	0.77	0.78	0.79	0.81
Net investment income		2.35	2.32	1.86	2.23	2.29
Portfolio turnover (%)		31	26	19	21	40
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Floating Rate Income Fund Class 1 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$8.28	$8.42	$8.44	$8.47	$8.70
Net investment income[1]		0.38	0.42	0.37	0.40	0.46
Net realized and unrealized gain (loss) on investments		(0.36)	(0.14)	(0.01)	—	(0.24)
Total from investment operations		0.02	0.28	0.36	0.40	0.22
Less distributions
From net investment income		(0.42)	(0.42)	(0.38)	(0.43)	(0.45)
From net realized gain		—	—	—	—	—
Total distributions		(0.42)	(0.42)	(0.38)	(0.43)	(0.45)
Net asset value, end of period		$7.88	$8.28	$8.42	$8.44	$8.47
Total return (%)[2]		0.29	3.39	4.37	4.84	2.76
Ratios and supplemental data
Net assets, end of period (in millions)		$16	$27	$30	$30	$23
Ratios (as a percentage of average net assets):
Expenses before reductions		0.85 [3]	0.84	0.83	0.81	0.78
Expenses including reductions		0.69 [3]	0.75	0.82	0.80	0.77
Net investment income		4.82	5.07	4.36	4.63	5.54
Portfolio turnover (%)		81	120	71	66	35

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Includes reimbursement of legal fees of 0.01%. See Note 10 to the Financial statements.

High Yield Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	8.04	0.43	(0.14)	0.29	(0.47)	—	(0.47)	7.86	4.01	0.85	0.84	5.54	202	81
08-31-2019	8.17	0.46	(0.10)	0.36	(0.49)	—	(0.49)	8.04	4.32	0.82	0.81	5.77	250	51
08-31-2018	8.30	0.47	(0.12)	0.35	(0.48)	—	(0.48)	8.17	4.81	0.79	0.79	5.69	282	60
08-31-2017	8.17	0.49	0.17	0.66	(0.53)	—	(0.53)	8.30	8.31	0.79	0.78	5.89	339	56
08-31-2016	8.33	0.55	(0.14)	0.41	(0.57)	—	(0.57)	8.17	5.60	0.79	0.78	7.10	343	58
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Mid Cap Stock Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	22.24	(0.11)	8.38	8.27	—	(2.77)	(2.77)	27.74	41.40	0.92	0.92	(0.51)	547	86
08-31-2019	25.90	(0.12)	0.28	0.16	—	(3.82)	(3.82)	22.24	5.71	0.92	0.92	(0.54)	438	61 [3]
08-31-2018	22.14	(0.10)	6.01	5.91	—	(2.15)	(2.15)	25.90	28.68	0.92	0.91	(0.44)	447	67
08-31-2017	18.86	(0.03)	3.40	3.37	—	(0.09)	(0.09)	22.14	17.86	0.92	0.91	(0.16)	365	89
08-31-2016	20.57	(0.04)	0.61	0.57	—	(2.28)	(2.28)	18.86	3.02	0.92	0.91	(0.23)	340	79
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Excludes merger activity.

Multi-Index Lifestyle Aggressive Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	11.56	0.21 [3]	1.27	1.48	(0.23)	(0.88)	(1.11)	11.93	12.98	0.30 [4]	0.29 [4]	1.90 [3]	379	21
08-31-2019	13.12	0.19 [3]	(0.51)	(0.32)	(0.20)	(1.04)	(1.24)	11.56	(1.01)	0.29 [4]	0.29 [4]	1.61 [3]	336	14
08-31-2018	12.31	0.19 [3]	1.34	1.53	(0.20)	(0.52)	(0.72)	13.12	12.69	0.29 [4]	0.29 [4]	1.52 [3]	324	15
08-31-2017	10.94	0.16 [3]	1.55	1.71	(0.18)	(0.16)	(0.34)	12.31	16.04	0.31 [4]	0.29 [4]	1.37 [3]	245	13
08-31-2016	10.19	0.13 [3]	0.81	0.94	(0.15)	(0.04)	(0.19)	10.94	9.30	0.35 [4]	0.29 [4]	1.42 [3]	105	14

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5.	Less than $500,000.
Multi-Index Lifestyle Balanced Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	11.26	0.25 [3]	0.88	1.13	(0.26)	(0.48)	(0.74)	11.65	10.36	0.41 [4]	0.41 [4]	2.26 [3]	931	42
08-31-2019	11.78	0.25 [3]	0.05	0.30	(0.26)	(0.56)	(0.82)	11.26	3.31	0.40 [4]	0.40 [4]	2.30 [3]	891	21
08-31-2018	11.48	0.24 [3]	0.58	0.82	(0.23)	(0.29)	(0.52)	11.78	7.25	0.40 [4]	0.40 [4]	2.06 [3]	865	17
08-31-2017	10.78	0.21 [3]	0.81	1.02	(0.22)	(0.10)	(0.32)	11.48	9.75	0.40 [4]	0.40 [4]	1.90 [3]	719	22
08-31-2016	10.17	0.20 [3]	0.64	0.84	(0.21)	(0.02)	(0.23)	10.78	8.44	0.41 [4]	0.41 [4]	2.09 [3]	350	11

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5.	Less than $500,000.
Multi-Index Lifestyle Conservative Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	10.83	0.27 [3]	0.50	0.77	(0.27)	(0.15)	(0.42)	11.18	7.33	0.57 [4]	0.54 [4]	2.50 [3]	199	57
08-31-2019	10.56	0.28 [3]	0.43	0.71	(0.28)	(0.16)	(0.44)	10.83	7.05	0.55 [4]	0.54 [4]	2.73 [3]	184	21
08-31-2018	10.74	0.25 [3]	(0.09)	0.16	(0.24)	(0.10)	(0.34)	10.56	1.57	0.57 [4]	0.54 [4]	2.41 [3]	156	24
08-31-2017	10.65	0.23 [3]	0.16	0.39	(0.23)	(0.07)	(0.30)	10.74	3.82	0.59 [4]	0.54 [4]	2.19 [3]	130	36
08-31-2016	10.13	0.22 [3]	0.54	0.76	(0.23)	(0.01)	(0.24)	10.65	7.68	0.63 [4]	0.53 [4]	2.43 [3]	74	21

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5.	Less than $500,000.

Multi-Index Lifestyle Growth Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	11.54	0.24 [3]	1.10	1.34	(0.26)	(0.67)	(0.93)	11.95	11.86	0.34 [4]	0.34 [4]	2.10 [3]	887	32
08-31-2019	12.54	0.22 [3]	(0.20)	0.02	(0.23)	(0.79)	(1.02)	11.54	1.27	0.34 [4]	0.34 [4]	1.96 [3]	823	13
08-31-2018	12.01	0.22 [3]	0.93	1.15	(0.21)	(0.41)	(0.62)	12.54	9.75	0.34 [4]	0.34 [4]	1.83 [3]	756	16
08-31-2017	10.96	0.19 [3]	1.18	1.37	(0.20)	(0.12)	(0.32)	12.01	12.78	0.34 [4]	0.34 [4]	1.67 [3]	611	15
08-31-2016	10.24	0.16 [3]	0.75	0.91	(0.16)	(0.03)	(0.19)	10.96	8.92	0.36 [4]	0.35 [4]	1.71 [3]	277	11
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Multi-Index Lifestyle Moderate Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	11.08	0.26 [3]	0.66	0.92	(0.28)	(0.32)	(0.60)	11.40	8.54	0.49 [4]	0.48 [4]	2.41 [3]	257	48
08-31-2019	11.14	0.27 [3]	0.29	0.56	(0.28)	(0.34)	(0.62)	11.08	5.64	0.48 [4]	0.48 [4]	2.55 [3]	262	21
08-31-2018	11.07	0.25 [3]	0.22	0.47	(0.24)	(0.16)	(0.40)	11.14	4.34	0.49 [4]	0.48 [4]	2.28 [3]	239	20
08-31-2017	10.67	0.23 [3]	0.46	0.69	(0.23)	(0.06)	(0.29)	11.07	6.61	0.50 [4]	0.47 [4]	2.10 [3]	198	24
08-31-2016	10.12	0.22 [3]	0.59	0.81	(0.24)	(0.02)	(0.26)	10.67	8.13	0.55 [4]	0.47 [4]	2.37 [3]	88	15
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

Multi-Index Income Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	11.46	0.27	0.41	0.68	(0.32)	(0.12)	(0.44)	11.70	6.11	0.63	0.28	2.40	291	63
08-31-2019	11.11	0.29	0.46	0.75	(0.28)	(0.12)	(0.40)	11.46	7.06	0.60	0.27	2.59	339	11
08-31-2018	11.43	0.24	(0.13)	0.11	(0.25)	(0.18)	(0.43)	11.11	0.99	0.59	0.26	2.19	394	7
08-31-2017	11.38	0.22	0.08	0.30	(0.21)	(0.04)	(0.25)	11.43	2.68	0.56	0.26	1.96	499	5
08-31-2016	11.22	0.20	0.31	0.51	(0.19)	(0.16)	(0.35)	11.38	4.70	0.59	0.33	1.78	627	17 [6]
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6	Excludes merger activity.
Multi-Index 2025 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	12.64	0.31	0.87	1.18	(0.36)	(0.53)	(0.89)	12.93	9.75	0.47	0.19	2.49	1,121	44
08-31-2019	13.16	0.33	0.28	0.61	(0.32)	(0.81)	(1.13)	12.64	5.57	0.46	0.17	2.64	1,187	17
08-31-2018	13.50	0.31	0.24	0.55	(0.30)	(0.59)	(0.89)	13.16	4.19	0.44	0.15	2.32	1,313	14
08-31-2017	12.98	0.28	0.69	0.97	(0.27)	(0.18)	(0.45)	13.50	7.79	0.42	0.16	2.15	1,477	14
08-31-2016	12.52	0.25	0.64	0.89	(0.24)	(0.19)	(0.43)	12.98	7.25	0.40	0.20	2.04	1,528	9
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

Multi-Index 2030 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	13.17	0.32	1.28	1.60	(0.36)	(0.72)	(1.08)	13.69	12.62	0.40	0.12	2.48	1,246	47
08-31-2019	14.25	0.33	0.02	0.35	(0.34)	(1.09)	(1.43)	13.17	3.67	0.38	0.09	2.54	1,275	22
08-31-2018	14.33	0.32	0.63	0.95	(0.32)	(0.71)	(1.03)	14.25	6.79	0.37	0.08	2.28	1,377	18
08-31-2017	13.48	0.29	1.11	1.40	(0.28)	(0.27)	(0.55)	14.33	10.83	0.35	0.09	2.14	1,468	15
08-31-2016	12.93	0.26	0.73	0.99	(0.24)	(0.20)	(0.44)	13.48	7.89	0.34	0.14	2.02	1,440	7
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Multi-Index 2035 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	13.41	0.32 [5]	1.50	1.82	(0.36)	(0.92)	(1.28)	13.95	14.12	0.33	0.05	2.46 [5]	1,108	38
08-31-2019	14.93	0.33 [5]	(0.22)	0.11	(0.34)	(1.29)	(1.63)	13.41	2.19	0.33	0.05	2.46 [5]	1,105	19
08-31-2018	14.82	0.33 [5]	0.92	1.25	(0.33)	(0.81)	(1.14)	14.93	8.70	0.32	0.05	2.23 [5]	1,202	17
08-31-2017	13.77	0.30 [5]	1.39	1.69	(0.30)	(0.34)	(0.64)	14.82	12.80	0.30	0.05	2.14 [5]	1,244	15
08-31-2016	13.17	0.26	0.78	1.04	(0.25)	(0.19)	(0.44)	13.77	8.16	0.30	0.10	2.03	1,192	7
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, less than $0.005 and less than $0.005 per share and 0.02%, 0.02% and 0.03% for the periods ended 8-31-19, 8-31-18 and 8-31-17, respectively.

Multi-Index 2040 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	13.57	0.32 [5]	1.59	1.91	(0.36)	(1.05)	(1.41)	14.07	14.66	0.31	0.05	2.43 [5]	881	36
08-31-2019	15.34	0.33 [5]	(0.35)	(0.02)	(0.35)	(1.40)	(1.75)	13.57	1.44	0.30	0.05	2.40 [5]	862	18
08-31-2018	15.10	0.33 [5]	1.11	1.44	(0.34)	(0.86)	(1.20)	15.34	9.84	0.29	0.05	2.20 [5]	946	16
08-31-2017	13.92	0.30 [5]	1.55	1.85	(0.30)	(0.37)	(0.67)	15.10	13.83	0.28	0.05	2.14 [5]	969	13
08-31-2016	13.28	0.26	0.83	1.09	(0.25)	(0.20)	(0.45)	13.92	8.44	0.28	0.08	2.00	892	7

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.03%, 0.05%, 0.05% and 0.03% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.

Multi-Index 2045 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	13.69	0.32 [5]	1.66	1.98	(0.37)	(1.10)	(1.47)	14.20	15.02	0.29	0.05	2.39 [5]	729	35
08-31-2019	15.53	0.33 [5]	(0.42)	(0.09)	(0.35)	(1.40)	(1.75)	13.69	0.95	0.29	0.05	2.38 [5]	701	16
08-31-2018	15.21	0.34 [5]	1.19	1.53	(0.34)	(0.87)	(1.21)	15.53	10.37	0.29	0.05	2.20 [5]	760	12
08-31-2017	13.98	0.31 [5]	1.60	1.91	(0.30)	(0.38)	(0.68)	15.21	14.30	0.28	0.05	2.15 [5]	741	12
08-31-2016	13.33	0.27	0.84	1.11	(0.26)	(0.20)	(0.46)	13.98	8.49	0.28	0.08	2.01	678	6

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.01 and less than $0.005 per share and 0.04%, 0.06%, 0.05% and 0.03% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.

Multi-Index 2050 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	12.15	0.28 [5]	1.50	1.78	(0.32)	(0.98)	(1.30)	12.63	15.22	0.29	0.05	2.34 [5]	581	36
08-31-2019	13.81	0.29 [5]	(0.39)	(0.10)	(0.30)	(1.26)	(1.56)	12.15	0.87	0.29	0.05	2.34 [5]	538	16
08-31-2018	13.55	0.30 [5]	1.07	1.37	(0.30)	(0.81)	(1.11)	13.81	10.44	0.29	0.05	2.17 [5]	578	13
08-31-2017	12.45	0.27 [5]	1.44	1.71	(0.27)	(0.34)	(0.61)	13.55	14.33	0.28	0.05	2.14 [5]	573	12
08-31-2016	11.87	0.24	0.75	0.99	(0.23)	(0.18)	(0.41)	12.45	8.49	0.29	0.09	2.01	522	6

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.03%, 0.05%, 0.04% and 0.03% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.

Multi-Index 2055 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	10.88	0.25 [5]	1.34	1.59	(0.29)	(0.83)	(1.12)	11.35	15.20	0.32	0.05	2.32 [5]	313	31
08-31-2019	12.21	0.25 [5]	(0.33)	(0.08)	(0.26)	(0.99)	(1.25)	10.88	0.78	0.32	0.05	2.29 [5]	266	13
08-31-2018	11.85	0.26 [5]	0.96	1.22	(0.26)	(0.60)	(0.86)	12.21	10.52	0.33	0.05	2.13 [5]	251	10
08-31-2017	10.74	0.23 [5]	1.26	1.49	(0.22)	(0.16)	(0.38)	11.85	14.34	0.34	0.05	2.07 [5]	210	11
08-31-2016	10.11	0.18	0.66	0.84	(0.17)	(0.04)	(0.21)	10.74	8.50	0.40	0.08	1.79	152	3

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.03%, 0.05%, 0.04% and 0.03% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.

Multi-Index 2060 Preservation Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	11.77	0.25 [5]	1.48	1.73	(0.29)	(0.64)	(0.93)	12.57	15.15	0.41	0.05	2.19 [5]	141	31
08-31-2019	12.66	0.25 [5]	(0.26)	(0.01)	(0.25)	(0.63)	(0.88)	11.77	0.89	0.46	0.05	2.18 [5]	90	11
08-31-2018	11.91	0.24 [5]	0.98	1.22	(0.23)	(0.24)	(0.47)	12.66	10.41	0.67	0.05	1.99 [5]	58	10
08-31-2017	10.58	0.17 [5]	1.33	1.50	(0.17)	—	(0.17)	11.91	14.35	1.70	0.05	1.51 [5]	26	14
08-31-2016 [7]	10.00	0.01	0.57	0.58	—	—	—	10.58	5.80 [8]	22.36 [9]	0.10 [9]	0.35 [9]	3	— [10]

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.04%, 0.06%, 0.05% and 0.04% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.

7	Period from 3-30-16 (commencement of operations) to 8-31-16.
8	Not annualized.
9	Annualized.
10	Less than 1%.
Multimanager 2010 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	8.87	0.22 [6]	0.54	0.76	(0.26)	(0.43)	(0.69)	8.94	8.90	0.44	0.05	2.56 [6]	118,858	46
08-31-2019	9.26	0.27 [6]	0.10	0.37	(0.29)	(0.47)	(0.76)	8.87	4.92	0.34	0.05	3.07 [6]	134,078	48
08-31-2018	9.56	0.25 [6]	0.12	0.37	(0.27)	(0.40)	(0.67)	9.26	3.90	0.29	0.05	2.72 [6]	161,261	20
08-31-2017	9.50	0.26 [6]	0.47	0.73	(0.28)	(0.39)	(0.67)	9.56	8.24	0.24	0.05	2.83 [6]	193,321	39
08-31-2016	9.61	0.29 [6]	0.34	0.63	(0.30)	(0.44)	(0.74)	9.50	6.95	0.21	0.05	2.96 [6]	233,197	20

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.02 per share and 0.09%, 0.17%, 0.23%, 0.24% and 0.17%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

Multimanager 2015 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	9.12	0.22 [6]	0.67	0.89	(0.27)	(0.58)	(0.85)	9.16	10.19	0.38	0.05	2.48 [6]	156,575	41
08-31-2019	9.75	0.27 [6]	0.04	0.31	(0.30)	(0.64)	(0.94)	9.12	4.28	0.30	0.05	2.98 [6]	192,409	41
08-31-2018	10.14	0.26 [6]	0.22	0.48	(0.28)	(0.59)	(0.87)	9.75	4.81	0.24	0.05	2.62 [6]	253,242	17
08-31-2017	10.02	0.27 [6]	0.60	0.87	(0.28)	(0.47)	(0.75)	10.14	9.34	0.21	0.05	2.70 [6]	324,331	38
08-31-2016	10.26	0.29 [6]	0.37	0.66	(0.29)	(0.61)	(0.90)	10.02	6.96	0.18	0.05	2.79 [6]	410,447	19

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.02 per share and 0.09%, 0.16%, 0.21%, 0.22% and 0.15%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

Multimanager 2020 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	9.89	0.23 [6]	0.88	1.11	(0.27)	(0.67)	(0.94)	10.06	11.75	0.31	0.05	2.37 [6]	508,214	37
08-31-2019	10.66	0.27 [6]	(0.04)	0.23	(0.28)	(0.72)	(1.00)	9.89	3.32	0.25	0.05	2.69 [6]	590,329	40
08-31-2018	10.93	0.26 [6]	0.41	0.67	(0.27)	(0.67)	(0.94)	10.66	6.29	0.21	0.05	2.44 [6]	733,558	19
08-31-2017	10.64	0.26 [6]	0.82	1.08	(0.27)	(0.52)	(0.79)	10.93	10.84	0.18	0.05	2.50 [6]	821,058	35
08-31-2016	10.69	0.27 [6]	0.45	0.72	(0.27)	(0.50)	(0.77)	10.64	7.14	0.17	0.05	2.52 [6]	955,449	20

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.02 per share and 0.09%, 0.15%, 0.20%, 0.21% and 0.14%, for periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

Multimanager 2025 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.40	0.22 [6]	1.14	1.36	(0.25)	(0.76)	(1.01)	10.75	13.71	0.28	0.05	2.19 [6]	935,821	35
08-31-2019	11.43	0.25 [6]	(0.15)	0.10	(0.27)	(0.86)	(1.13)	10.40	2.15	0.24	0.05	2.42 [6]	983,455	39
08-31-2018	11.60	0.25 [6]	0.62	0.87	(0.26)	(0.78)	(1.04)	11.43	7.71	0.20	0.05	2.21 [6]	1,136,209	21
08-31-2017	11.05	0.25 [6]	1.07	1.32	(0.25)	(0.52)	(0.77)	11.60	12.68	0.18	0.05	2.22 [6]	1,176,137	37
08-31-2016	10.99	0.24 [6]	0.53	0.77	(0.24)	(0.47)	(0.71)	11.05	7.34	0.16	0.05	2.20 [6]	1,278,028	21

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.09%, 0.15%, 0.19%, 0.20% and 0.13%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

Multimanager 2030 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.62	0.22 [6]	1.34	1.56	(0.23)	(0.88)	(1.11)	11.07	15.43	0.27	0.05	2.11 [6]	978,135	33
08-31-2019	11.85	0.23 [6]	(0.26)	(0.03)	(0.25)	(0.95)	(1.20)	10.62	1.12	0.23	0.05	2.12 [6]	967,661	40
08-31-2018	11.90	0.23 [6]	0.82	1.05	(0.24)	(0.86)	(1.10)	11.85	9.09	0.20	0.05	1.98 [6]	1,081,097	20
08-31-2017	11.16	0.22 [6]	1.28	1.50	(0.22)	(0.54)	(0.76)	11.90	14.29	0.18	0.05	1.99 [6]	1,098,168	36
08-31-2016	11.09	0.21 [6]	0.58	0.79	(0.21)	(0.51)	(0.72)	11.16	7.41	0.16	0.05	1.89 [6]	1,158,836	18

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.10%, 0.16%, 0.20%, 0.20% and 0.13%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

Multimanager 2035 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.97	0.21 [6]	1.53	1.74	(0.23)	(1.00)	(1.23)	11.48	16.61	0.27	0.05	2.01 [6]	853,701	34
08-31-2019	12.47	0.21 [6]	(0.41)	(0.20)	(0.22)	(1.08)	(1.30)	10.97	(0.10)	0.23	0.05	1.89 [6]	823,762	34
08-31-2018	12.36	0.22 [6]	1.02	1.24	(0.22)	(0.91)	(1.13)	12.47	10.45	0.20	0.05	1.78 [6]	915,487	19
08-31-2017	11.47	0.21 [6]	1.47	1.68	(0.21)	(0.58)	(0.79)	12.36	15.49	0.18	0.05	1.82 [6]	917,775	35
08-31-2016	11.38	0.19 [6]	0.63	0.82	(0.18)	(0.55)	(0.73)	11.47	7.50	0.17	0.05	1.65 [6]	962,950	18

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.09%, 0.15%, 0.19%, 0.19% and 0.12%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

Multimanager 2040 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.98	0.20 [6]	1.65	1.85	(0.22)	(1.03)	(1.25)	11.58	17.59	0.26	0.05	1.92 [6]	690,481	33
08-31-2019	12.64	0.19 [6]	(0.48)	(0.29)	(0.21)	(1.16)	(1.37)	10.98	(0.77)	0.23	0.05	1.74 [6]	656,081	33
08-31-2018	12.36	0.21 [6]	1.14	1.35	(0.22)	(0.85)	(1.07)	12.64	11.23	0.20	0.05	1.65 [6]	722,948	19
08-31-2017	11.41	0.20 [6]	1.55	1.75	(0.20)	(0.60)	(0.80)	12.36	16.26	0.19	0.05	1.70 [6]	722,764	32
08-31-2016	11.30	0.18 [6]	0.64	0.82	(0.17)	(0.54)	(0.71)	11.41	7.59	0.17	0.05	1.58 [6]	753,738	14

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.12%, 0.16% 0.19%, 0.19% and 0.12% for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

Multimanager 2045 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.79	0.20 [6]	1.62	1.82	(0.21)	(1.08)	(1.29)	11.32	17.65	0.26	0.05	1.88 [6]	638,101	32
08-31-2019	12.49	0.19 [6]	(0.51)	(0.32)	(0.20)	(1.18)	(1.38)	10.79	(0.95)	0.23	0.05	1.69 [6]	599,868	33
08-31-2018	12.25	0.20 [6]	1.17	1.37	(0.21)	(0.92)	(1.13)	12.49	11.52	0.20	0.05	1.63 [6]	669,149	19
08-31-2017	11.31	0.20 [6]	1.54	1.74	(0.20)	(0.60)	(0.80)	12.25	16.27	0.19	0.05	1.70 [6]	669,937	30
08-31-2016	11.21	0.18 [6]	0.63	0.81	(0.17)	(0.54)	(0.71)	11.31	7.56	0.17	0.05	1.59 [6]	712,160	15

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.13%, 0.16%, 0.19%, 0.19% and 0.12%, for the periods ended 8-30-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

Multimanager 2050 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	11.67	0.21 [6]	1.78	1.99	(0.23)	(0.89)	(1.12)	12.54	17.69	0.29	0.05	1.85 [6]	377,659	31
08-31-2019	13.32	0.20 [6]	(0.52)	(0.32)	(0.21)	(1.12)	(1.33)	11.67	(0.97)	0.26	0.05	1.66 [6]	329,347	31
08-31-2018	12.75	0.21 [6]	1.21	1.42	(0.22)	(0.63)	(0.85)	13.32	11.44	0.23	0.05	1.60 [6]	339,982	18
08-31-2017	11.68	0.20 [6]	1.59	1.79	(0.20)	(0.52)	(0.72)	12.75	16.18	0.22	0.05	1.68 [6]	318,895	38
08-31-2016	11.44	0.17 [6]	0.67	0.84	(0.17)	(0.43)	(0.60)	11.68	7.67	0.22	0.05	1.54 [6]	305,789	11

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.11%, 0.15%, 0.18%, 0.19% and 0.11%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

Multimanager 2055 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.86	0.19 [6]	1.66	1.85	(0.21)	(0.75)	(0.96)	11.75	17.63	0.34	0.05	1.81 [6]	235,255	30
08-31-2019	12.23	0.18 [6]	(0.45)	(0.27)	(0.21)	(0.89)	(1.10)	10.86	(0.94)	0.31	0.05	1.63 [6]	186,409	29
08-31-2018	11.63	0.19 [6]	1.11	1.30	(0.20)	(0.50)	(0.70)	12.23	11.42	0.31	0.05	1.57 [6]	170,628	14
08-31-2017	10.49	0.18 [6]	1.45	1.63	(0.17)	(0.32)	(0.49)	11.63	16.22	0.34	0.05	1.61 [6]	135,851	33
08-31-2016	10.03	0.12 [6]	0.63	0.75	(0.14)	(0.15)	(0.29)	10.49	7.63	0.45	0.05	1.39 [6]	101,710	7

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.12%, 0.16%, 0.19%, 0.19% and 0.12%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

Multimanager 2060 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	11.91	0.21 [6]	1.84	2.05	(0.23)	(0.57)	(0.80)	13.16	17.66	0.47	0.05	1.74 [6]	128,704	27
08-31-2019	12.94	0.18 [6]	(0.41)	(0.23)	(0.20)	(0.60)	(0.80)	11.91	(0.92)	0.52	0.05	1.55 [6]	79,730	27
08-31-2018	12.15	0.18 [6]	1.19	1.37	(0.20)	(0.38)	(0.58)	12.94	11.43	0.73	0.05	1.40 [6]	51,555	21
08-31-2017	10.62	0.11 [6]	1.58	1.69	(0.15)	(0.01)	(0.16)	12.15	16.10	2.26	0.05	0.98 [6]	23,938	24
08-31-2016 [7]	10.00	— [6,10]	0.62	0.62	—	—	—	10.62	6.20 [8]	22.86 [9]	0.05 [9]	0.20 [6,9]	1,794	10

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.002 per share and 0.13%, 0.17%, 0.20%, 0.18% and 0.07%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.

7	Period from 3-30-16 (commencement of operations) to 8-31-16.
8	Not annualized.
9	Annualized.
10	Less than $0.005 per share.

Multi-Index 2010 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.54	0.28	0.55	0.83	(0.28)	(0.24)	(0.52)	10.85	8.04	0.96	0.19	2.74	27,389	96
08-31-2019	10.82	0.30	0.25	0.55	(0.32)	(0.51)	(0.83)	10.54	6.05	0.86	0.16	2.95	24,556	35
08-31-2018	10.93	0.29	0.16	0.45	(0.29)	(0.27)	(0.56)	10.82	4.17	0.92	0.15	2.67	28,723	49
08-31-2017	10.68	0.28	0.42	0.70	(0.29)	(0.16)	(0.45)	10.93	6.83	0.83	0.18	2.59	29,065	52
08-31-2016	10.09	0.27	0.56	0.83	(0.18)	(0.06)	(0.24)	10.68	8.36	0.99	0.22	2.64	29,563	46
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Multi-Index 2015 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.82	0.29	0.63	0.92	(0.31)	(0.41)	(0.72)	11.02	8.76	0.80	0.19	2.72	28,901	99
08-31-2019	11.07	0.30	0.20	0.50	(0.30)	(0.45)	(0.75)	10.82	5.33	0.69	0.15	2.84	36,564	27
08-31-2018	11.18	0.28	0.28	0.56	(0.29)	(0.38)	(0.67)	11.07	5.12	0.75	0.16	2.56	42,181	28
08-31-2017	10.74	0.27	0.56	0.83	(0.27)	(0.12)	(0.39)	11.18	7.98	0.66	0.17	2.52	44,768	47
08-31-2016	10.11	0.25	0.59	0.84	(0.18)	(0.03)	(0.21)	10.74	8.47	0.79	0.22	2.47	46,862	26
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

Multi-Index 2020 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	11.01	0.29	0.77	1.06	(0.30)	(0.42)	(0.72)	11.35	9.93	0.54	0.18	2.70	107,158	78
08-31-2019	11.48	0.30	0.08	0.38	(0.29)	(0.56)	(0.85)	11.01	4.27	0.50	0.15	2.73	124,872	24
08-31-2018	11.46	0.28	0.42	0.70	(0.27)	(0.41)	(0.68)	11.48	6.28	0.52	0.15	2.44	141,470	30
08-31-2017	10.83	0.26	0.76	1.02	(0.26)	(0.13)	(0.39)	11.46	9.67	0.50	0.16	2.41	144,223	37
08-31-2016	10.17	0.24	0.62	0.86	(0.18)	(0.02)	(0.20)	10.83	8.62	0.53	0.21	2.35	120,211	18
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Multi-Index 2025 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	11.14	0.27	1.02	1.29	(0.29)	(0.52)	(0.81)	11.62	11.94	0.46	0.15	2.46	205,297	62
08-31-2019	11.86	0.28	(0.05) [5]	0.23	(0.28)	(0.67)	(0.95)	11.14	2.99	0.44	0.13	2.52	200,661	25
08-31-2018	11.72	0.27	0.63	0.90	(0.26)	(0.50)	(0.76)	11.86	7.83	0.46	0.13	2.26	215,247	23
08-31-2017	10.89	0.25	0.97	1.22	(0.25)	(0.14)	(0.39)	11.72	11.50	0.44	0.14	2.25	198,109	28
08-31-2016	10.20	0.22	0.67	0.89	(0.17)	(0.03)	(0.20)	10.89	8.87	0.46	0.19	2.11	158,969	12
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

Multi-Index 2030 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	11.31	0.26	1.21	1.47	(0.28)	(0.59)	(0.87)	11.91	13.43	0.42	0.11	2.35	245,230	45
08-31-2019	12.20	0.26	(0.16)	0.10	(0.26)	(0.73)	(0.99)	11.31	1.94	0.41	0.09	2.33	216,585	24
08-31-2018	11.95	0.25	0.82	1.07	(0.25)	(0.57)	(0.82)	12.20	9.16	0.42	0.10	2.12	229,653	19
08-31-2017	10.92	0.24	1.16	1.40	(0.23)	(0.14)	(0.37)	11.95	13.16	0.40	0.11	2.10	205,698	25
08-31-2016	10.21	0.19	0.72	0.91	(0.16)	(0.04)	(0.20)	10.92	9.05	0.44	0.16	1.85	155,730	8
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Multi-Index 2035 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	11.40	0.26	1.33	1.59	(0.28)	(0.70)	(0.98)	12.01	14.40	0.40	0.08	2.28	210,077	42
08-31-2019	12.52	0.25	(0.29)	(0.04)	(0.26)	(0.82)	(1.08)	11.40	0.88	0.38	0.06	2.19	185,231	19
08-31-2018	12.11	0.25	0.99	1.24	(0.25)	(0.58)	(0.83)	12.52	10.46	0.40	0.06	2.01	195,082	15
08-31-2017	10.95	0.22	1.31	1.53	(0.21)	(0.16)	(0.37)	12.11	14.39	0.39	0.08	1.97	169,855	22
08-31-2016	10.21	0.18	0.76	0.94	(0.16)	(0.04)	(0.20)	10.95	9.24	0.45	0.14	1.72	121,902	10
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

Multi-Index 2040 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	11.50	0.25	1.42	1.67	(0.27)	(0.77)	(1.04)	12.13	14.98	0.39	0.06	2.23	171,471	41
08-31-2019	12.79	0.24 [5]	(0.38)	(0.14)	(0.24)	(0.91)	(1.15)	11.50	0.25	0.37	0.05	2.04 [5]	152,593	18
08-31-2018	12.25	0.24	1.11	1.35	(0.23)	(0.58)	(0.81)	12.79	11.32	0.39	0.05	1.92	151,315	15
08-31-2017	10.98	0.22	1.41	1.63	(0.21)	(0.15)	(0.36)	12.25	15.29	0.39	0.07	1.92	130,499	19
08-31-2016	10.21	0.17	0.78	0.95	(0.15)	(0.03)	(0.18)	10.98	9.42	0.49	0.12	1.60	94,444	10

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3

Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.

4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and less than 0.005% for the periods ended 8-31-19.

Multi-Index 2045 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	11.50	0.24	1.42	1.66	(0.27)	(0.76)	(1.03)	12.13	14.89	0.39	0.05	2.15	142,635	33
08-31-2019	12.76	0.23 [5]	(0.39)	(0.16)	(0.24)	(0.86)	(1.10)	11.50	0.03	0.37	0.05	2.02 [5]	120,446	19
08-31-2018	12.22	0.24 [5]	1.13	1.37	(0.23)	(0.60)	(0.83)	12.76	11.47	0.40	0.05	1.90 [5]	121,475	12
08-31-2017	10.96	0.22	1.40	1.62	(0.21)	(0.15)	(0.36)	12.22	15.24	0.41	0.06	1.93	100,206	21
08-31-2016	10.20	0.17	0.78	0.95	(0.15)	(0.04)	(0.19)	10.96	9.41	0.53	0.12	1.64	74,804	7
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-19 and 8-31-18.

Multi-Index 2050 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	11.62	0.25	1.43	1.68	(0.27)	(0.75)	(1.02)	12.28	14.82	0.42	0.05	2.16	109,857	30
08-31-2019	12.85	0.23 [5]	(0.38)	(0.15)	(0.25)	(0.83)	(1.08)	11.62	0.05	0.39	0.05	2.01 [5]	91,692	19
08-31-2018	12.27	0.24 [5]	1.13	1.37	(0.23)	(0.56)	(0.79)	12.85	11.46	0.45	0.05	1.90 [5]	88,412	14
08-31-2017	10.99	0.22	1.42	1.64	(0.21)	(0.15)	(0.36)	12.27	15.29	0.48	0.06	1.90	70,115	16
08-31-2016	10.22	0.17	0.79	0.96	(0.15)	(0.04)	(0.19)	10.99	9.46	0.68	0.12	1.61	47,118	8
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-19 and 8-31-18.
Multi-Index 2055 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	11.49	0.24	1.42	1.66	(0.27)	(0.72)	(0.99)	12.16	14.78	0.46	0.05	2.13	90,699	28
08-31-2019	12.72	0.23 [5]	(0.39)	(0.16)	(0.24)	(0.83)	(1.07)	11.49	0.00 [10]	0.44	0.05	2.01 [5]	71,469	18
08-31-2018	12.19	0.24 [5]	1.13	1.37	(0.24)	(0.60)	(0.84)	12.72	11.52	0.51	0.05	1.90 [5]	66,316	17
08-31-2017	10.91	0.21	1.42	1.63	(0.21)	(0.14)	(0.35)	12.19	15.28	0.51	0.06	1.86	52,950	15
08-31-2016	10.14	0.16	0.78	0.94	(0.15)	(0.02)	(0.17)	10.91	9.39	0.73	0.12	1.61	33,895	8
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-19 and 8-31-18.
10	Less than 0.005%.

Multi-Index 2060 Lifetime Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	12.06	0.25	1.50	1.75	(0.28)	(0.57)	(0.85)	12.96	14.77	0.73	0.05	2.08	36,437	32
08-31-2019	12.90	0.23 [5]	(0.33)	(0.10)	(0.23)	(0.51)	(0.74)	12.06	0.03	0.78	0.05	1.92 [5]	24,271	13
08-31-2018	12.03	0.22 [5]	1.15	1.37	(0.21)	(0.29)	(0.50)	12.90	11.56	1.44	0.05	1.75 [5]	15,168	24
08-31-2017	10.60	0.18	1.43	1.61	(0.18)	—	(0.18)	12.03	15.36	4.03	0.07	1.60	5,691	46
08-31-2016 [10]	10.00	0.01	0.59	0.60	—	—	—	10.60	6.00 [7]	52.91 [8]	0.15 [8]	0.31 [8]	558	1
1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, and 0.01% and less than 0.005% for the periods ended 8-31-19 and 8-31-18, respectively.
7	Not annualized.
8	Annualized.
10	Period from 3-30-16 (commencement of operations) to 8-31-16.

New Opportunities Fund Class 1 Shares
Per share operating performance	Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Net asset value, beginning of period		$22.42	$32.29	$27.51	$24.56	$25.59
Net investment income (loss)[1]		(0.09)	0.11	0.11	0.11	0.09
Net realized and unrealized gain (loss) on investments		3.98	(5.56)	6.82	3.01	1.17
Total from investment operations		3.89	(5.45)	6.93	3.12	1.26
Less distributions
From net investment income		—	(0.11)	(0.13)	(0.10)	(0.08)
From net realized gain		(0.78)	(4.31)	(2.02)	(0.07)	(2.21)
Total distributions		(0.78)	(4.42)	(2.15)	(0.17)	(2.29)
Net asset value, end of period		$25.53	$22.42	$32.29	$27.51	$24.56
Total return (%)[2]		17.62	(15.04)	26.10	12.71	5.56
Ratios and supplemental data
Net assets, end of period (in millions)		$33	$42	$59	$56	$55
Ratios (as a percentage of average net assets):
Expenses before reductions		0.94	1.06	1.04	1.05	1.17
Expenses including reductions		0.90	0.84	0.84	0.84	0.95
Net investment income (loss)		(0.39)	0.44	0.38	0.43	0.40
Portfolio turnover (%)		25	73	52	41	49 [3]
1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

Opportunistic Fixed Income Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	13.27	0.23	0.94	1.17	(0.46)	—	(0.46)	13.98	9.15	1.66 [3]	0.96 [3]	1.77	41	224 [4]
08-31-2019	12.72	0.24	0.48	0.72	(0.17)	—	(0.17)	13.27	5.75	1.20 [3]	1.16 [3]	2.05	47	53
08-31-2018	12.84	0.26	(0.38)	(0.12)	—	—	—	12.72	(0.93)	0.86	0.85	2.04	51	31
08-31-2017	13.09	0.18	(0.08)	0.10	(0.31)	(0.04)	(0.35)	12.84	1.05	0.83	0.82	1.48	59	56
08-31-2016	11.87	0.19	1.03	1.22	— [5]	—	— [5]	13.09	10.30	0.82	0.81	1.55	66	71

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Includes interest expense of 0.09% and 0.26% for the year ended August 31, 2020 and the year ended August 31, 2019, respectively.
4.	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
5.	Less than $0.005 per share.
Real Estate Securities Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	14.55	0.24	(1.55)	(1.31)	(0.29)	(0.90)	(1.19)	12.05	(9.75)	0.81	0.80	1.86	304	133
08-31-2019	12.97	0.29	1.82	2.11	(0.26)	(0.27)	(0.53)	14.55	17.35	0.81	0.80	2.25	433	132
08-31-2018	13.12	0.26	0.49	0.75	(0.17)	(0.73)	(0.90)	12.97	6.20	0.81	0.80	2.11	421	158
08-31-2017	14.95	0.28	(0.52)	(0.24)	(0.50)	(1.09)	(1.59)	13.12	(0.86)	0.79	0.79	2.09	502	159
08-31-2016	13.39	0.45 [3]	2.79	3.24	(0.27)	(1.41)	(1.68)	14.95	25.93	0.79	0.78	3.20 [3]	665	141
1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.88%, respectively.
U.S. High Yield Bond Fund

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class 1
08-31-2020	11.20	0.55	(0.07)	0.48	(0.60)	—	(0.60)	11.08	4.67	0.83 [3]	0.83 [3]	5.05	62	82
08-31-2019	11.21	0.58	0.02	0.60	(0.61)	—	(0.61)	11.20	5.58	0.87	0.86	5.25	73	41
08-31-2018	11.41	0.58	(0.19)	0.39	(0.59)	—	(0.59)	11.21	3.52	0.86	0.86	5.14	75	51
08-31-2017	11.15	0.61	0.31	0.92	(0.66)	—	(0.66)	11.41	8.53	0.88	0.87	5.42	84	68
08-31-2016	11.20	0.64	0.02	0.66	(0.71)	—	(0.71)	11.15	6.50	0.85	0.84	6.01	80	59

1.	Based on average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	Includes reimbursement of legal fees of 0.05%. See Note 15 to the Financial statements.

Underlying fund information

The following funds invest primarily in underlying funds. Therefore, each of the following fund’s investment performance is directly related to the investment performance of the underlying funds. Information regarding the underlying funds is available in the applicable underlying fund’s prospectus and SAI. This prospectus is not an offer for any of the underlying funds. For copies of the prospectuses of the John Hancock underlying funds, which contain this and other information, visit our website at jhinvestments.com.
As of September 30, 2020, the following funds allocated assets to the underlying funds stated below.

Multi-Index Lifestyle Aggressive Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Select Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.

Multi-Index Lifestyle Balanced Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond Index ETF	Vanguard
JPM EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Bond ETF	Vanguard
Short-Term Corporate Bond Index ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., LLC
U.S. Preferred Stock ETF	BlackRock (iShares)
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index Lifestyle Conservative Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
John Hancock Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
JPM EM Local Currency Bond ETF	Van Eck Associates, Inc. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Bond ETF	Vanguard
Short-Term Corporate Bond Index ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Preferred Stock ETF	BlackRock (iShares)
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index Lifestyle Growth Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Select Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond Index ETF	Vanguard
JPM EM Local Currency Bond ETF	Van Eck Associates, Inc. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Bond ETF	Vanguard
Short-Term Corporate Bond Index ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., LLC
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index Lifestyle Moderate Portfolio
Underlying funds	Subadvisor
Inflation-Protected Bond Index Fund	Fidelity Investments
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Dividend Appreciation Index ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	Vanguard
Energy ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate	Vanguard
Global Infrastructure ETF	Vanguard
Intermediate-Term Corporate Bond Index ETF	Vanguard
JPM EM Local Currency Bond ETF	Van Eck Associates, Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Bond ETF	Vanguard
Short-Term Corporate Bond Index ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Preferred Stock ETF	BlackRock (iShares)
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2065 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2060 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2055 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2050 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2045 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2040 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2035 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2030 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE Developed Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short Term Corporate Bond ETF	State Street Global Advisors (SPDR®)
Short-Term Corporate Bond ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2025 Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short Term Corporate Bond ETF	State Street Global Advisors (SPDR®)
Short-Term Corporate Bond ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index Income Preservation Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short Term Corporate Bond ETF	State Street Global Advisors (SPDR®)
Short-Term Corporate Bond ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multimanager 2065 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC

Multimanager 2060 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC

Multimanager 2055 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC

Multimanager 2050 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC

Multimanager 2045 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC

Multimanager 2040 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC

Multimanager 2035 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Fidelity 500 Index Fund	Fidelity Investments
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.

Multimanager 2030 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Financial Industries Fund	Manulife Investment Management (US) LLC
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.

Multimanager 2025 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Financial Industries Fund	Manulife Investment Management (US) LLC
Floating Rate Income Fund	Bain Capital Credit, LP
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Short Duration Bond Fund	Manulife Investment Management (US) LLC
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Index Fund	Fidelity Investments
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.

Multimanager 2020 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Financial Industries Fund	Manulife Investment Management (US) LLC
Floating Rate Income Fund	Bain Capital Credit, LP
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Health Sciences Fund	T. Rowe Price Associates
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Short Duration Bond Fund	Manulife Investment Management (US) LLC
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.

Multimanager 2015 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value Fund	Boston Partners Global Investors, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Floating Rate Income Fund	Bain Capital Credit, LP
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Short Duration Bond Fund	Manulife Investment Management (US) LLC
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.

Multimanager 2010 Lifetime Portfolio
Underlying fund	Subadvisor
Absolute Return Currency Fund	First Quadrant, LP
Alternative Risk Premia Fund	Unigestion (UK) Limited
Blue Chip Growth Fund	T. Rowe Price Associates
Bond Fund	Manulife Investment Management (US) LLC
Capital Appreciation Value Fund	T. Rowe Price Associates
Core Bond Fund	Wells Capital Management, Inc.
Disciplined Value International Fund	Boston Partners Global Investors, Inc.
Diversified Real Assets Fund	Manulife Investment Management (North America) Limited; DWS Investment Management Americas, Inc.; Wellington Management Company LLP
Emerging Market Index Fund	Fidelity Investments
Emerging Markets Debt Fund	Manulife Investment Management (US) LLC
Emerging Markets Equity Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates
Floating Rate Income Fund	Bain Capital Credit, LP
Fundamental Global Franchise Fund	Manulife Investment Management (US) LLC
Fundamental Large Cap Core Fund	Manulife Investment Management (US) LLC
Global Equity Fund	Manulife Investment Management (US) LLC
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
High Yield Fund	Manulife Investment Management (US) LLC
International Dynamic Growth Fund	Axiom International Investors LLC
International Growth Fund	Wellington Management Company, LLP
International Index Fund	Fidelity Investments
International Small Company Fund	Dimensional Fund Advisors LP
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Value Fund	T. Rowe Price Associates
Short Duration Bond Fund	Manulife Investment Management (US) LLC
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood Investments, LLC
Small Cap Value Fund	Wellington Management Company, LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.

Multi-Index 2065 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas Inc. (Xtrackers)

Multi-Index 2060 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2055 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2050 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2045 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Mid-Cap ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2040 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2035 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2030 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
JPMorgan EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2025 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
JPMorgan EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Corporate Bond ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2020 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
Financial Sector ETF	State Street Global Advisors (SPDR®)
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Health Care ETF	Vanguard
Information Technology ETF	Vanguard
Intermediate-Term Corporate Bond ETF	Vanguard
JPMorgan EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Corporate Bond ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2015 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Intermediate-Term Corporate Bond ETF	Vanguard
JPMorgan EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Corporate Bond ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Multi-Index 2010 Lifetime Portfolio
Underlying fund	Subadvisor
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Underlying ETFs	Provider
Dividend Appreciation ETF	Vanguard
Edge MSCI Minimum Volatility Global ETF	BlackRock (iShares)
Emerging Markets Bond ETF	BlackRock (iShares)
Energy ETF	Vanguard
FTSE All-World ex-US Small Cap ETF	Vanguard
FTSE Developed Markets ETF	Vanguard
FTSE Emerging Markets ETF	Vanguard
Global ex-US Real Estate ETF	Vanguard
Global Infrastructure ETF	BlackRock (iShares)
Intermediate-Term Corporate Bond ETF	Vanguard
JPMorgan EM Local Currency Bond ETF	Van Eck Associates Corp. (Vectors)
Materials ETF	Vanguard
Mid-Cap ETF	Vanguard
REIT ETF	Vanguard
S&P 500 ETF	Vanguard
Senior Loan ETF	Invesco Advisers, Inc. (PowerShares)
Short-Term Corporate Bond ETF	Vanguard
Small-Cap ETF	Vanguard
Total Bond Market ETF	Vanguard
USD High Yield Corporate Bond ETF	DWS Investment Management Americas, Inc. (Xtrackers)

Appendix A: Schedule of Management Fees

Set forth below is the schedule of the annual percentage rates of the management fees for the funds. For certain funds the advisory or management fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the “Aggregate Net Assets” of the fund. Aggregate Net Assets of a fund include the net assets of the fund, and in most cases, the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) identified in the advisory agreement. If a fund and such other fund(s) (or portions thereof) cease to have the same subadvisor, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

Fund	APR	Advisory Fee Breakpoint
Blue Chip Growth Fund	0.825%	— first $500 million;
	0.800%	— between $500 million and 1 billion*;
	0.750%	— between $1 billion and 3 billion; and
	0.725%	— excess over $3 billion.†
*When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets.
† The fee schedule above became effective July 1, 2020.
Capital Appreciation Fund	0.800%	— first $500 million;
	0.700%	— next $500 million; and
	0.670%	— excess over $1 billion.
Core Bond Fund	0.690%	— first $200 million;
	0.640%	— next $200 million;
	0.570%	— next $600 million;
	0.560%	— next $1 billion; and
	0.550%	— excess over $2 billion.
Equity Income Fund	0.800%	— first $100 million;
	0.775%	— Between $100 million and $200 million;*
	0.750%	— Between $200 million and $500 million;**
	0.725%	— Between $500 million and $1 billion;***
	0.725%	— Between $1 billion and $1.5 billion;****
	0.700%	— Between $1.5 billion and $2 billion;*****
	0.695%	— Between $2 billion and $3 billion;******
	0.690%	— Between $3 billion and $4 billion;*******
	0.680%	— Between $4 billion and $5.5 billion;********
	0.675%	— Between $5.5 billion and $7.5 billion;********and
	0.670%	— Excess over $7.5 billion.†

*When Aggregate Net Assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $200 million of Aggregate Net Assets.

**When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.750% on the first $500 million of Aggregate Net Assets and 0.725% on the amount above $500 million.

***When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1 billion of Aggregate Net Assets.

****When Aggregate Net Assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.700% on the first $1.5 billion of Aggregate Net Assets.

***** When Aggregate Net Assets exceed $2 billion on any day, the annual rate of advisory fee for that day is 0.695% on the first $2 billion of Aggregate Net Assets.

****** When Aggregate Net Assets exceed $3 billion on any day, the annual rate of advisory fee for that day is 0.690% on the first $3 billion of Aggregate Net Assets.

******* When Aggregate Net Assets exceed $4 billion on any day, the annual rate of advisory fee for that day is 0.680% on the first $4 billion of Aggregate Net Assets.

******** When Aggregate Net Assets exceed $5.5 billion on any day, the annual rate of advisory fee for that day is 0.675% on the first $5.5 billion of Aggregate Net Assets.

********* When Aggregate Net Assets exceed $7.5 billion on any day, the annual rate of advisory fee for that day is 0.670% on the first $7.5 billion of Aggregate Net Assets.

† The fee schedule above became effective May 1, 2020.

Fund	APR	Advisory Fee Breakpoint
Floating Rate Income Fund	0.680%	— first $1.1 billion;
	0.630%	— next $1.9 billion;
	0.605%	— next $1.5 billion;
	0.590%	— next $1.5 billion; and
	0.570%	— excess over $6 billion.
High Yield Fund	0.700%	— first $500 million; and
	0.650%	— excess over $500 million.
Mid Cap Stock Fund	0.875%	— first $200 million;
	0.850%	— next $300 million; and
	0.825%	— excess over $500 million.

Multi-Index Lifestyle Aggressive Portfolio

Multi-Index Lifestyle Balanced Portfolio

Multi-Index Lifestyle Conservative Portfolio

Multi-Index Lifestyle Growth Portfolio

Multi-Index Lifestyle Moderate Portfolio

The management fee has two components: (a) a fee on assets invested in funds of JHF II or JHF III (“Affiliated Funds Assets”) and (b) a fee on assets invested in investments other than a fund of JHF II or JHF III (“Other Assets”).
(a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any applicable fund identified in the advisory agreement), determined in accordance with the following schedule.

	0.050%	—first $7.5 billion; and
	0.040%	—excess over $7.5 billion. (b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the fund, in accordance with the following schedule.
	0.500%	—first $7.5 billion; and
	0.490%	—excess over $7.5 billion.

Multi-Index Income Preservation Portfolio

Multi-Index 2065 Preservation Portfolio

Multi-Index 2060 Preservation Portfolio

Multi-Index 2055 Preservation Portfolio

Multi-Index 2050 Preservation Portfolio

Multi-Index 2045 Preservation Portfolio

Multi-Index 2040 Preservation Portfolio

Multi-Index 2035 Preservation Portfolio

Multi-Index 2030 Preservation Portfolio

Multi-Index 2025 Preservation Portfolio

The management fee has two components: (a) a fee on assets invested in funds of JHF II or JHF III (“Affiliated Funds Assets”) and (b) a fee on assets invested in investments other than a fund of JHF II or JHF III (“Other Assets”).
(a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any applicable fund identified in the advisory agreement), determined in accordance with the following schedule.

	0.060%	—first $7.5 billion; and
0.050%

—excess over $7.5 billion.
(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any applicable fund identified in the subadvisory agreement), determined in accordance with the following schedule.

	0.510%	—first $7.5 billion; and
	0.500%	—excess over $7.5 billion.

Multimanager 2065 Lifetime Portfolio

Multimanager 2060 Lifetime Portfolio

Multimanager 2055 Lifetime Portfolio

Multimanager 2050 Lifetime Portfolio

Multimanager 2045 Lifetime Portfolio

Multimanager 2040 Lifetime Portfolio

Multimanager 2035 Lifetime Portfolio

Multimanager 2030 Lifetime Portfolio

Multimanager 2025 Lifetime Portfolio

Multimanager 2020 Lifetime Portfolio

Multimanager 2015 Lifetime Portfolio

Multimanager 2010 Lifetime Portfolio

The management fee has two components: (a) a fee on assets invested in funds of JHF II or JHF III (“Affiliated Funds Assets”) and (b) a fee on assets not invested in Affiliated Funds Assets (“Other Assets”).
(a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the net assets of fund (together with the assets of any applicable fund identified in the advisory agreement), determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the fund.

Fund	APR	Advisory Fee Breakpoint
	0.060%	—first $7.5 billion; and
0.050%

—excess over $7.5 billion.
(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any applicable fund identified in the subadvisory agreement), determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.

	0.510%	—first $7.5 billion; and
	0.500%	—excess over $7.5 billion.

Multi-Index 2065 Lifetime Portfolio

Multi-Index 2060 Lifetime Portfolio

Multi-Index 2055 Lifetime Portfolio

Multi-Index 2050 Lifetime Portfolio

Multi-Index 2045 Lifetime Portfolio

Multi-Index 2040 Lifetime Portfolio

Multi-Index 2035 Lifetime Portfolio

Multi-Index 2030 Lifetime Portfolio

Multi-Index 2025 Lifetime Portfolio

Multi-Index 2020 Lifetime Portfolio

Multi-Index 2015 Lifetime Portfolio

Multi-Index 2010 Lifetime Portfolio

The management fee has two components: (a) a fee on assets invested in funds of JHF II or JHF III (“Affiliated Funds Assets”) and (b) a fee on assets not invested in Affiliated Funds Assets (“Other Assets”).
(a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any applicable fund identified in the subadvisory agreement), determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the fund.

	0.060%	—first $7.5 billion; and
0.050%

—excess over $7.5 billion.
(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any applicable fund identified in the subadvisory agreement), determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.

	0.510%	—first $7.5 billion; and
	0.500%	—excess over $7.5 billion.
New Opportunities Fund	0.770%	—first $50 million;
	0.740%	—next $50 million;
	0.720%	—next $300 million; and
	0.720%	—excess over $400 million.*
* When aggregate net assets exceed $400 million, the fee is 0.720% on all asset levels.
Opportunistic Fixed Income Fund	0.650%	—first $1 billion;
	0.625%	—excess over $1 billion.†
† The fee schedule above became effective July 1, 2020.
Real Estate Securities Fund	0.700%	—first $1.5 billion of aggregate net assets*
	0.680%	—excess over $1.5 billion of aggregate new assets.*,†
* Aggregate net assets include the net assets of JHVIT Real Estate Securities Trust.
† The fee schedule above became effective November 16, 2020.
U.S. High Yield Bond Fund	0.750%	— first $200 million; and
	0.720%	— excess over $200 million.

Appendix B — Effective Management Fees

During their most recent fiscal period, the funds paid the following management fees as a percentage of average daily net assets to their advisor (including any waivers and/or reimbursements):

Blue Chip Growth Fund: 0.71%

Capital Appreciation Fund: 0.70%

Core Bond Fund: 0.56%

Equity Income Fund: 0.67%

Floating Rate Income Fund: 0.52%

High Yield Fund: 0.69%

Mid Cap Stock Fund: 0.83%

Multi-Index Lifestyle Aggressive Portfolio: 0.19%

Multi-Index Lifestyle Balanced Portfolio: 0.32%

Multi-Index Lifestyle Conservative Portfolio: 0.41%

Multi-Index Lifestyle Growth Portfolio: 0.26%

Multi-Index Lifestyle Moderate Portfolio: 0.36%

Multi-Index Income Preservation Portfolio: 0.13%

Multi-Index 2060 Preservation Portfolio: 0.00%

Multi-Index 2055 Preservation Portfolio: 0.00%

Multi-Index 2050 Preservation Portfolio: 0.00%

Multi-Index 2045 Preservation Portfolio: 0.00%

Multi-Index 2040 Preservation Portfolio: 0.00%

Multi-Index 2035 Preservation Portfolio: 0.00%

Multi-Index 2030 Preservation Portfolio: 0.03%

Multi-Index 2025 Preservation Portfolio: 0.10%

Multimanager 2060 Lifetime Portfolio: 0.00%

Multimanager 2055 Lifetime Portfolio: 0.00%

Multimanager 2050 Lifetime Portfolio: 0.00%

Multimanager 2045 Lifetime Portfolio: 0.00%

Multimanager 2040 Lifetime Portfolio: 0.00%

Multimanager 2035 Lifetime Portfolio: 0.00%

Multimanager 2030 Lifetime Portfolio: 0.00%

Multimanager 2025 Lifetime Portfolio: 0.00%

Multimanager 2020 Lifetime Portfolio: 0.00%

Multimanager 2015 Lifetime Portfolio: 0.00%

Multimanager 2010 Lifetime Portfolio: 0.00%

Multi-Index 2060 Lifetime Portfolio: 0.00%

Multi-Index 2055 Lifetime Portfolio: 0.00%

Multi-Index 2050 Lifetime Portfolio: 0.00%

Multi-Index 2045 Lifetime Portfolio: 0.00%

Multi-Index 2040 Lifetime Portfolio: 0.00%

Multi-Index 2035 Lifetime Portfolio: 0.00%

Multi-Index 2030 Lifetime Portfolio: 0.00%

Multi-Index 2025 Lifetime Portfolio: 0.01%

Multi-Index 2020 Lifetime Portfolio: 0.01%

Multi-Index 2015 Lifetime Portfolio: 0.00%

Multi-Index 2010 Lifetime Portfolio: 0.00%

New Opportunities Fund: 0.69%

Opportunistic Fixed Income Fund: 0.00%

Real Estate Securities Fund: 0.69%

U.S. High Yield Bond Fund: 0.74%

For more information
The following documents are available that offer further information on each fund:
Annual/semiannual reports to shareholders
Additional information about a fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In a fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the funds’ shareholder reports will no longer be sent by mail. Instead, the reports will be made available on jhinvestments.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from a fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of a fund and includes a summary of a fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online: jhinvestments.com
By mail:
John Hancock Funds
200 Berkeley Street
Boston, MA 02116
By phone: 800-344-1029
You can also view or obtain copies of these documents through the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
© 2021 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 1/1/21 SEC file number: 811-21779

John Hancock Funds II

Statement of Additional Information
January 1, 2021

	A	C	I	R2	R4	R5	R6	NAV	1
Alternative Asset Allocation Fund	JAAAX	JAACX	JAAIX	JAAPX	JAASX	N/A	JAARX	N/A	N/A
Asia Pacific Total Return Bond Fund	—	N/A	—	N/A	N/A	N/A	N/A	—	N/A
Blue Chip Growth Fund	JBGAX	JBGCX	—	N/A	N/A	N/A	N/A	JHBCDX	JIBCX
Capital Appreciation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHCPX	JICPX
Capital Appreciation Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
Core Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHCDX	JICDX
Emerging Markets Fund	JEVAX	JEVCX	JEVIX	N/A	—	—	JEVRX	JEVNX	N/A
Emerging Markets Debt Fund	JMKAX	JMKCX	JMKIX	JHEMX	—	N/A	JEMIX	—	N/A
Equity Income Fund	JHEIX	JHERX	—	N/A	N/A	N/A	N/A	—	JIEMX
Floating Rate Income Fund	JFIAX	JFIGX	JFIIX	N/A	N/A	N/A	JFIRX	—	JFIHX
Fundamental Global Franchise Fund	JFGAX	N/A	JFGIX	N/A	N/A	N/A	JFGFX	—	N/A
Global Equity Fund	JHGEX	JGECX	JGEFX	JGERX	JGETX	N/A	JGEMX	—	N/A
Health Sciences Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
High Yield Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JIHDX
International Small Company Fund	JISAX	JISDX	JSCIX	—	—	—	JHSMX	—	N/A
International Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
Mid Cap Stock Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	NHMSX	JIMSX
Mid Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
Multi-Asset High Income Fund (formerly Income Allocation Fund)	JIAFX	JIAGX	JIAIX	N/A	N/A	N/A	JIASX	—	N/A
Multi-Index Lifestyle Aggressive Portfolio	—	N/A	—	—	—	—	JIIRX	N/A	JIIOX
Multi-Index Lifestyle Balanced Portfolio	—	N/A	—	—	—	—	JIBRX	N/A	JIBOX
Multi-Index Lifestyle Conservative Portfolio	—	N/A	—	—	—	—	JLCSX	N/A	JLCGX
Multi-Index Lifestyle Growth Portfolio	—	N/A	—	—	—	—	JLGSX	N/A	JLGOX
Multi-Index Lifestyle Moderate Portfolio	—	N/A	—	—	—	—	JLMRX	N/A	JLMOX
Multi-Index 2065 Lifetime Portfolio	N/A	N/A	N/A	N/A	JAAJX	N/A	JAAKX	N/A	JAAFX
Multi-Index 2060 Lifetime Portfolio	N/A	N/A	N/A	N/A	JHIKX	N/A	JIEHX	N/A	JRODX
Multi-Index 2055 Lifetime Portfolio	N/A	N/A	N/A	N/A	JLKWX	N/A	JLKYX	N/A	JLKZX
Multi-Index 2050 Lifetime Portfolio	N/A	N/A	N/A	N/A	JRTYX	N/A	JRLZX	N/A	JRLWX
Multi-Index 2045 Lifetime Portfolio	N/A	N/A	N/A	N/A	JRLUX	N/A	JRLVX	N/A	JRLQX
Multi-Index 2040 Lifetime Portfolio	N/A	N/A	N/A	N/A	JRTVX	N/A	JRTWX	N/A	JRTTX
Multi-Index 2035 Lifetime Portfolio	N/A	N/A	N/A	N/A	JRTMX	N/A	JRTNX	N/A	JRTKX
Multi-Index 2030 Lifetime Portfolio	N/A	N/A	N/A	N/A	JRTIX	N/A	JRTJX	N/A	JRTGX
Multi-Index 2025 Lifetime Portfolio	N/A	N/A	N/A	N/A	JRTDX	N/A	JRTFX	N/A	JRTBX
Multi-Index 2020 Lifetime Portfolio	N/A	N/A	N/A	N/A	JRLPX	N/A	JRTAX	N/A	JRLOX
Multi-Index 2015 Lifetime Portfolio	N/A	N/A	N/A	N/A	JRLKX	N/A	JRLLX	N/A	JRLIX
Multi-Index 2010 Lifetime Portfolio	N/A	N/A	N/A	N/A	JRLFX	N/A	JRLHX	N/A	JRLDX
Multi-Index 2065 Preservation Portfolio	N/A	N/A	N/A	JAANX	JAAQX	N/A	JAAUX	N/A	JAALX
Multi-Index 2060 Preservation Portfolio	N/A	N/A	N/A	JSATX	JPORX	N/A	JTFOX	N/A	JCHOX
Multi-Index 2055 Preservation Portfolio	N/A	N/A	N/A	JRIUX	JRIVX	N/A	JRIWX	N/A	JRIYX
Multi-Index 2050 Preservation Portfolio	N/A	N/A	N/A	JRINX	JRIPX	N/A	JRISX	N/A	JRIOX
Multi-Index 2045 Preservation Portfolio	N/A	N/A	N/A	JRVRX	JRVPX	N/A	JRVSX	N/A	JRVOX
Multi-Index 2040 Preservation Portfolio	N/A	N/A	N/A	JRRRX	JRRPX	N/A	JRRSX	N/A	JRROX
Multi-Index 2035 Preservation Portfolio	N/A	N/A	N/A	JRYRX	JRYPX	N/A	JRYSX	N/A	JRYOX
Multi-Index 2030 Preservation Portfolio	N/A	N/A	N/A	JRHRX	JRHPX	N/A	JRHSX	N/A	JRHOX

	A	C	I	R2	R4	R5	R6	NAV	1
Multi-Index 2025 Preservation Portfolio	N/A	N/A	N/A	JRERX	JREPX	N/A	JRESX	N/A	JREOX
Multi-Index Income Preservation Portfolio	N/A	N/A	N/A	JRFNX	JRFPX	N/A	JRFSX	N/A	JRFOX
Multimanager 2065 Lifetime Portfolio	JAAWX	N/A	JABSX	JAAZX	JABBX	JABDX	JABEX	N/A	JAAVX
Multimanager 2060 Lifetime Portfolio	JJERX	N/A	JMENX	JVIMX	JROUX	JGHTX	JESRX	N/A	JRETX
Multimanager 2055 Lifetime Portfolio	JLKLX	N/A	JHRTX	JLKNX	JLKQX	JLKSX	JLKTX	N/A	JLKUX
Multimanager 2050 Lifetime Portfolio	JLKAX	N/A	JHRPX	JLKEX	JLKGX	JLKHX	JLKRX	N/A	JLKOX
Multimanager 2045 Lifetime Portfolio	JLJAX	N/A	JHROX	JLJEX	JLJGX	JLJHX	JLJIX	N/A	JLJOX
Multimanager 2040 Lifetime Portfolio	JLIAX	N/A	JHRDX	JLIEX	JLIGX	JLIHX	JLIIX	N/A	JLIOX
Multimanager 2035 Lifetime Portfolio	JLHAX	N/A	JHRMX	JLHEX	JLHGX	JLHHX	JLHIX	N/A	JLHOX
Multimanager 2030 Lifetime Portfolio	JLFAX	N/A	JHRGX	JLFEX	JLFGX	JLFHX	JLFIX	N/A	JLFOX
Multimanager 2025 Lifetime Portfolio	JLEAX	N/A	JHRNX	JLEEX	JLEGX	JLEHX	JLEIX	N/A	JLEOX
Multimanager 2020 Lifetime Portfolio	JLDAX	N/A	JHRVX	JLDEX	JLDGX	JLDHX	JLDIX	N/A	JLDOX
Multimanager 2015 Lifetime Portfolio	JLBAX	N/A	JHREX	JLBKX	JLBGX	JLBHX	JLBJX	N/A	JLBOX
Multimanager 2010 Lifetime Portfolio	JLAAX	N/A	JHRLX	JLAEX	JLAGX	JLAHX	JLAIX	N/A	JLAOX
New Opportunities Fund	JASOX	JBSOX	JHSOX	JSSOX	JUSOX	N/A	JWSOX	—	JISOX
Opportunistic Fixed Income Fund (formerly Global Bond Fund)	—	—	—	N/A	N/A	N/A	—	JHGDX	JIGDX
Real Estate Securities Fund	JYEBX	JABFX	JABGX	N/A	N/A	N/A	JABIX	—	JIREX
Science & Technology Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
Small Cap Growth Fund	JSJAX	JSJCX	JSJIX	N/A	N/A	N/A	JSJFX	—	N/A
Small Cap Value Fund	JSCAX	N/A	JSCBX	N/A	N/A	N/A	JSCCX	—	N/A
Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
Strategic Income Opportunities Fund	JIPAX	JIPCX	JIPIX	JIPPX	N/A	N/A	JIPRX	—	N/A
U.S. High Yield Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHHLX	JIHLX
U.S. Sector Rotation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A

This Statement of Additional Information (“SAI”) provides information about each fund listed above (each a fund and collectively, the funds). Each fund is a series of the Trust indicated above. The information in this SAI is in addition to the information that is contained in each fund’s prospectus dated January 1, 2021, as amended and supplemented from time to time (collectively, the “Prospectus”). The funds may offer other share classes that are described in separate prospectuses and SAIs.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus. This SAI incorporates by reference the financial statements of each fund for the period ended August 31, 2020, as well as the related opinion of the fund’s independent registered public accounting firm, as included in the fund’s most recent annual report to shareholders (each an “Annual Report”). The financial statements of each fund for the fiscal period ended August 31, 2020 are available through the link(s) in the table below:

Form N-CSR filed October 16, 2020 for: Multi-Index Lifetime Portfolios Multi-Index Preservation Portfolios Multimanager Lifetime Portfolios	https://www.sec.gov/Archives/edgar/data/1331971/000114544320000488/d381314.htm

Form N-CSR filed October 23, 2020 for:
Blue Chip Growth Fund
Emerging Markets Debt Fund
Emerging Markets Fund
Equity Income Fund
Fundamental Global Franchise Fund
Global Equity Fund
Small Cap Growth Fund
International Small Company Fund
Small Cap Value Fund

https://www.sec.gov/Archives/edgar/data/1331971/000114544320000496/d381981.htm
Form N-CSR filed October 30, 2020 for: All other funds	https://www.sec.gov/Archives/edgar/data/1331971/ 000114544320000505/d381982.htm

A copy of a Prospectus or an Annual Report can be obtained free of charge by contacting:

John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
800-225-5291
jhinvestments.com

GLOSSARY

Term	Definition
“1933 Act”	the Securities Act of 1933, as amended
“1940 Act”	the Investment Company Act of 1940, as amended
“Advisers Act”	the Investment Advisers Act of 1940, as amended
“Advisor”	John Hancock Investment Management LLC (formerly, John Hancock Advisers, LLC), 200 Berkeley Street, Boston, Massachusetts 02116
“Advisory Agreement”	an investment advisory agreement or investment management contract between the Trust and the Advisor
“Affiliated Subadvisors”	Manulife Investment Management (North America) Limited and Manulife Investment Management (US) LLC, as applicable
“affiliated underlying funds”	Underlying funds that are advised by John Hancock’s investment advisor or its affiliates
“BDCs”	business development companies
“Board”	Board of Trustees of the Trust
“Bond Connect”	Mutual Bond Market Access between Mainland China and Hong Kong
“Brown Brothers Harriman”	Brown Brothers Harriman & Co.
“CATS”	Certificates of Accrual on Treasury Securities
“CBOs”	Collateralized Bond Obligations
“CCO”	Chief Compliance Officer
“CDSC”	Contingent Deferred Sales Charge
“CEA”	the Commodity Exchange Act, as amended
“China A-Shares”	Chinese stock exchanges
“CIBM”	China interbank bond market
“CLOs”	Collateralized Loan Obligations
“CMOs”	Collateralized Mortgage Obligations
“Code”	the Internal Revenue Code of 1986, as amended
“COFI floaters”	Cost of Funds Index
“CPI”	Consumer Price Index
“CPI-U”	Consumer Price Index for Urban Consumers
“CPO”	Commodity Pool Operator
“CFTC”	Commodity Futures Trading Commission
“Citibank”	Citibank, N.A., 388 Greenwich Street, New York, NY 10013
“Distributor”	John Hancock Investment Management Distributors LLC (formerly, John Hancock Funds, LLC), 200 Berkeley Street, Boston, Massachusetts 02116
“EMU”	Economic and Monetary Union
“ETFs”	Exchange-Traded Funds
“ETNs”	Exchange-Traded Notes
“EU”	European Union
“Fannie Mae”	Federal National Mortgage Association
“FHFA”	Federal Housing Finance Agency
“FHLBs”	Federal Home Loan Banks
“FICBs”	Federal Intermediate Credit Banks
“Fitch”	Fitch Ratings
“Freddie Mac”	Federal Home Loan Mortgage Corporation
“funds” or “series”	The John Hancock funds within this SAI as noted on the front cover and as the context may require
“GNMA”	Government National Mortgage Association
“HKSCC”	Hong Kong Securities Clearing Company
“IOs”	Interest-Only
“IRA”	Individual Retirement Account
“IRS”	Internal Revenue Service
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Term	Definition
“JHCT”	John Hancock Collateral Trust
“JH Distributors”	John Hancock Distributors, LLC
“JHLICO New York”	John Hancock Life Insurance Company of New York
“JHLICO U.S.A.”	John Hancock Life Insurance Company (U.S.A.)
“LOI”	Letter of Intention
“LIBOR”	London Interbank Offered Rate
“MAAP”	Monthly Automatic Accumulation Program
“Manulife Financial” or “MFC”	Manulife Financial, a publicly traded company based in Toronto, Canada
“Manulife IM (NA)”	Manulife Investment Management (North America) Limited (formerly, John Hancock Asset Management a Division of Manulife Asset Management (North America) Limited)
“Manulife IM (US)”	Manulife Investment Management (US) LLC (formerly, John Hancock Asset Management a Division of Manulife Asset Management (US) LLC)
“MiFID II”	Markets in Financial Instruments Directive
“Moody’s”	Moody’s Investors Service, Inc
“NAV”	Net Asset Value
“NRSRO”	Nationally Recognized Statistical Rating Organization
“NYSE”	New York Stock Exchange
“OID”	Original Issue Discount
“OTC”	Over-The-Counter
“PAC”	Planned Amortization Class
“PFS”	Personal Financial Services
“POs”	Principal-Only
“PRC”	People’s Republic of China
“REITs”	Real Estate Investment Trusts
“RIC”	Regulated Investment Company
“RPS”	John Hancock Retirement Plan Services
“SARSEP”	Salary Reduction Simplified Employee Pension Plan
“SEC”	Securities and Exchange Commission
“SEP”	Simplified Employee Pension
“SIMPLE”	Savings Incentive Match Plan for Employees
“S&P”	Standard & Poor’s Ratings Services
“SLMA”	Student Loan Marketing Association
“State Street”	State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111
“Stock Connect”	Hong Kong Stock Connect Program
“subadvisor”	The subadvisors employed by John Hancock within this SAI as noted in Appendix B and as the context may require
“TAC”	Target Amortization Class
“TIGRs”	Treasury Receipts, Treasury Investors Growth Receipts
2

Term	Definition
“Trust”

John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Current Interest
John Hancock Exchange-Traded Fund Trust
John Hancock Funds II
John Hancock Funds III
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Municipal Securities Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
John Hancock Variable Insurance Trust

“TSA”	Tax-Sheltered Annuity
“unaffiliated underlying funds”	Underlying funds that are advised by an entity other than John Hancock’s investment advisor or its affiliates
“underlying funds”	Funds in which the Funds of Funds invest
“UK”	United Kingdom

ORGANIZATION OF THE TRUST

The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the 1940 Act. Each of Asia Pacific Total Return Bond Fund, Emerging Markets Debt Fund, Fundamental Global Franchise Fund, Opportunistic Fixed Income Fund, and Real Estate Securities Fund is a non-diversified series of the Trust and each other fund is a diversified series of the Trust, as those terms are used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.The funds of funds may invest in affiliated and unaffiliated underlying funds. The following table sets forth the date the Trust was organized:

Trust	Date of Organization
John Hancock Funds II	June 28, 2005

The Advisor is a Delaware limited liability company whose principal offices are located at 200 Berkeley Street, Boston, Massachusetts 02116. The Advisor is registered as an investment advisor under the Advisers Act. The Advisor is an indirect principally owned subsidiary of JHLICO U.S.A. JHLICO U.S.A. and its subsidiaries today offer a broad range of financial products, including life insurance, annuities, 401(k) plans, long-term care insurance, college savings, and other forms of business insurance. Additional information about John Hancock may be found on the Internet at johnhancock.com. The ultimate controlling parent of the Advisor is MFC, a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Advisor has retained for each fund a subadvisor that is responsible for providing investment advice to the fund subject to the review of the Board and the overall supervision of the Advisor.

Manulife Financial is a leading international financial services group with principal operations in Asia, Canada, and the United States. Operating primarily as John Hancock in the United States and Manulife elsewhere, it provides financial protection products and advice, insurance, as well as wealth and asset management services through its extensive network of solutions for individuals, groups, and institutions. As of September 30, 2020, it had $943 billion in assets under management and administration. Its global headquarters are in Toronto, Canada, and it trades as ‘MFC’ on the Toronto Stock Exchange, NYSE, and the Philippine Stock Exchange, and under ‘945’ in Hong Kong. Manulife Financial can be found on the Internet at manulife.com.

The following table sets forth each fund’s inception date:

Fund	Commencement of Operations
Alternative Asset Allocation Fund	January 2, 2009
Asia Pacific Total Return Bond Fund	January 16, 2013
Blue Chip Growth Fund	October 15, 2005
Capital Appreciation Fund	October 17, 2005
Capital Appreciation Value Fund	January 6, 2011
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Fund	Commencement of Operations
Core Bond Fund	October 17, 2005
Emerging Markets Fund	May 1, 2007
Emerging Markets Debt Fund	January 4, 2010
Equity Income Fund	October 15, 2005
Floating Rate Income Fund	January 2, 2008
Fundamental Global Franchise Fund	June 29, 2012
Global Equity Fund	May 16, 2013
Health Sciences Fund	September 30, 2011
High Yield Fund	October 15, 2005
International Small Company Fund	April 28, 2006
International Strategic Equity Allocation Fund	October 17, 2016
Mid Cap Stock Fund	October 17, 2005
Mid Value Fund	January 2, 2009
Multi-Asset High Income Fund	November 14, 2014
Multi-Index Lifestyle Aggressive Portfolio	December 30, 2013
Multi-Index Lifestyle Balanced Portfolio	December 30, 2013
Multi-Index Lifestyle Conservative Portfolio	December 30, 2013
Multi-Index Lifestyle Growth Portfolio	December 30, 2013
Multi-Index Lifestyle Moderate Portfolio	December 30, 2013
Multi-Index 2065 Lifetime Portfolio	September 23, 2020
Multi-Index 2060 Lifetime Portfolio	March 30, 2016
Multi-Index 2055 Lifetime Portfolio	March 26, 2014
Multi-Index 2050 Lifetime Portfolio	November 7, 2013
Multi-Index 2045 Lifetime Portfolio	November 7, 2013
Multi-Index 2040 Lifetime Portfolio	November 7, 2013
Multi-Index 2035 Lifetime Portfolio	November 7, 2013
Multi-Index 2030 Lifetime Portfolio	November 7, 2013
Multi-Index 2025 Lifetime Portfolio	November 7, 2013
Multi-Index 2020 Lifetime Portfolio	November 7, 2013
Multi-Index 2015 Lifetime Portfolio	November 7, 2013
Multi-Index 2010 Lifetime Portfolio	November 7, 2013
Multi-Index 2065 Preservation Portfolio	September 23, 2020
Multi-Index 2060 Preservation Portfolio	March 30, 2016
Multi-Index 2055 Preservation Portfolio	March 26, 2014
Multi-Index 2050 Preservation Portfolio	April 29, 2011
Multi-Index 2045 Preservation Portfolio	April 30, 2010
Multi-Index 2040 Preservation Portfolio	April 30, 2010
Multi-Index 2035 Preservation Portfolio	April 30, 2010
Multi-Index 2030 Preservation Portfolio	April 30, 2010
Multi-Index 2025 Preservation Portfolio	April 30, 2010
Multi-Index Income Preservation Portfolio	April 30, 2010
Multimanager 2065 Lifetime Portfolio	September 23, 2020
Multimanager 2060 Lifetime Portfolio	March 30, 2016
Multimanager 2055 Lifetime Portfolio	March 26, 2014
Multimanager 2050 Lifetime Portfolio	April 29, 2011
Multimanager 2045 Lifetime Portfolio	October 30, 2006
Multimanager 2040 Lifetime Portfolio	October 30, 2006
Multimanager 2035 Lifetime Portfolio	October 30, 2006
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Fund	Commencement of Operations
Multimanager 2030 Lifetime Portfolio	October 30, 2006
Multimanager 2025 Lifetime Portfolio	October 30, 2006
Multimanager 2020 Lifetime Portfolio	October 30, 2006
Multimanager 2015 Lifetime Portfolio	October 30, 2006
Multimanager 2010 Lifetime Portfolio	October 30, 2006
New Opportunities Fund	October 17, 2005
Opportunistic Fixed Income Fund	October 17, 2005
Real Estate Securities Fund	October 15, 2005
Science & Technology Fund	February 14, 2013
Small Cap Growth Fund	October 31, 2005
Small Cap Value Fund	December 16, 2008
Strategic Equity Allocation Fund	April 16, 2012
Strategic Income Opportunities Fund	April 28, 2006
U.S. High Yield Bond Fund	October 17, 2005
U.S. Sector Rotation Fund	September 26, 2016

If a fund or share class has been in operation for a period that is shorter than the three-year fiscal period covered in this SAI, information is provided for the period the fund or share class, as applicable, was in operation.

ADDITIONAL INVESTMENT POLICIES AND OTHER INSTRUMENTS

The principal strategies and risks of investing in each fund are described in the applicable Prospectus. Unless otherwise stated in the applicable Prospectus or this SAI, the investment objective and policies of the funds may be changed without shareholder approval. Each fund may invest in the instruments below, and such instruments and investment policies apply to each fund, but only if and to the extent that such policies are consistent with and permitted by a fund’s investment objective and policies. Each fund may also have indirect exposure to the instruments described below through derivative contracts, if applicable. By owning shares of the underlying funds, each fund of funds indirectly invests in the securities and instruments held by the underlying funds and bears the same risks of such underlying funds.

Asset-Backed Securities

The securitization techniques used to develop mortgage securities also are being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than that of mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund’s ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in its Prospectus, a fund will only invest in asset-backed securities rated, at the time of purchase, “AA” or better by S&P or Fitch or “Aa” or better by Moody’s.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. When a fund invests in asset-backed securities, it will not limit its investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Additional Investment Policies and Other Instruments.”

5

Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

■	liquidity protection; and

■	default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

■	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

■	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

■	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

Collateralized Debt Obligations. CBOs, CLOs, other collateralized debt obligations, and other similarly structured securities (collectively, “CDOs”) are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.

In a CDO structure, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. In the case of all CDO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than those of tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.

Brady Bonds

Brady Bonds are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from

6

their face value. In addition to Brady Bonds, investments in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan are available.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

■	the exchange of outstanding commercial bank debt for bonds issued at 100% of face value that carry a below-market stated rate of interest (generally known as par bonds);

■	bonds issued at a discount from face value (generally known as discount bonds);

■	bonds bearing an interest rate which increases over time; and

■	bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16th of one percent above current six-month LIBOR. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, when investing in Brady Bonds, a fund will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the “IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invests are likely to be acquired at a discount.

Canadian and Provincial Government and Crown Agency Obligations

Canadian Government Obligations. Canadian government obligations are debt securities issued or guaranteed as to principal or interest by the government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable government of Canada loans.

Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

■	Export Development Corporation;

■	Farm Credit Corporation;

■	Federal Business Development Bank; and

■	Canada Post Corporation.

In addition, certain Crown Agencies that are not, by law, agents of Her Majesty may issue obligations that, by statute, the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the government of Canada. Other Crown Agencies that are not, by law, agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the government of Canada. No assurance can be given that the government of Canada will support the obligations of Crown Agencies that are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

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Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies that are not, by law, agents of Her Majesty in right of a particular province of Canada may issue obligations that, by statute, the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not, by law, agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty and that it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

■	provincial railway corporation;

■	provincial hydroelectric or power commission or authority;

■	provincial municipal financing corporation or agency; and

■	provincial telephone commission or authority.

Certificates of Deposit, Time Deposits and Bankers’ Acceptances

Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

Time Deposits. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

Commercial Paper and Short-Term Notes

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Variable Amount Master Demand Notes. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., “lending”) fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

Except in the case of Opportunistic Fixed Income Fund, an affiliated underlying fund, a subadvisor will only invest in variable amount master demand notes issued by companies that, at the date of investment, have an outstanding debt issue rated “Aaa” or “Aa” by Moody’s or “AAA” or “AA” by S&P or Fitch, and that the subadvisor has determined present minimal risk of loss. A subadvisor will look generally at the financial strength of the issuing company as “backing” for the note and not to any security interest or supplemental source, such as a bank letter of credit. A variable amount master demand note will be valued on each day a NAV is determined. The NAV generally will be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

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Conversion of Debt Securities

In the event debt securities held by a fund are converted to or exchanged for equity securities, the fund may continue to hold such equity securities, but only if and to the extent consistent with and permitted by its investment objective and policies.

Convertible Securities

Convertible securities may include corporate notes or preferred securities. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Corporate Obligations

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

Depositary Receipts

Securities of foreign issuers may include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts, and Non-Voting Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” “IDRs,” and “NVDRs,” respectively, and collectively, “Depositary Receipts”). Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States, and, therefore, there may not be a correlation between that information and the market value of an unsponsored ADR.

EDRs, GDRs, IDRs, and NVDRs are receipts evidencing an arrangement with a foreign bank or exchange affiliate similar to that for ADRs and are designed for use in foreign securities markets. EDRs, GDRs, IDRs, and NVDRs are not necessarily quoted in the same currency as the underlying security. NVDRs do not have voting rights.

Exchange-Traded Notes

ETNs are senior, unsecured, unsubordinated debt securities the returns of which are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the

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ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Fixed-Income Securities

Investment grade bonds are rated at the time of purchase in the four highest rating categories by a NRSRO, such as those rated “Aaa,” “Aa,” “A” and “Baa” by Moody’s, or “AAA,” “AA,” “A” and “BBB” by S&P or Fitch. Obligations rated in the lowest of the top four rating categories (such as “Baa” by Moody’s or “BBB” by S&P or Fitch) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. In addition, it is possible that Moody’s, S&P, Fitch and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although a subadvisor will consider these events in determining whether it should continue to hold the securities.

In general, the ratings of Moody’s, S&P, and Fitch represent the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by a fund as initial criteria for the selection of portfolio securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody’s, S&P, and Fitch and their significance.

Foreign Government Securities

Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of foreign government securities have different kinds of government support. For example, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments. Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities.

High Yield (High Risk) Domestic Corporate Debt Securities

High yield corporate debt securities (also known as “junk bonds”) include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. Bonds also may have variable rates of interest, and debt securities may involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). Today, much high yield debt is used for general corporate purposes, such as financing capital needs or consolidating and paying down bank lines of credit.

The secondary market for high yield U.S. corporate debt securities is concentrated in relatively few market makers and is dominated by institutional investors, including funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield U.S. corporate debt securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.

A fund is not obligated to dispose of securities whose issuers subsequently are in default or that are downgraded below the rating requirements that the fund imposes at the time of purchase.

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Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.

Characteristics of Hybrid Instruments. Generally, a hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

■	prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or

■	an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “benchmarks”).

Hybrid instruments may take a variety of forms, including, but not limited to:

■	debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

■	preferred stock with dividend rates determined by reference to the value of a currency; or

■	convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

One approach is to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give a fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of a fund may decline if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Structured Notes. Structured notes include investments in an entity, such as a trust, organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit or purchase of specified instruments and the issuance of one or more classes of securities backed by, or representing interests, in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics, such as varying maturities, payment priorities or interest rate provisions. The extent of the income paid by the structured notes is dependent on the cash flow of the underlying instruments.

Illiquid Securities

A fund may not invest more than 15% of its net assets in securities that cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (“illiquid securities”). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a fund can expect to be exposed to greater liquidity risk.

Illiquid securities may include, but are not limited to: (a) securities (except for Section 4(a)(2) Commercial Paper, discussed below) that are not eligible for resale pursuant to Rule 144A under the 1933 Act; (b) repurchase agreements maturing in more than seven days (except for those that can be terminated after a notice period of seven days or less); (c) IOs and POs of non-governmental issuers; (d) time deposits maturing in more than seven days; (e) federal fund loans maturing in more than seven days; (f) bank loan participation interests; (g) foreign government loan participations; (h) municipal leases and participations therein; and (i) any other securities or other investments for which a liquid secondary market does not exist.

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The Trust has implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of a fund in accordance with Rule 22e-4 under the 1940 Act (“Rule 22e-4”). Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Board has designated the Advisor to serve as the administrator of the LRM Program and the related procedures. As a part of the LRM Program, the Advisor is responsible to identify illiquid investments and categorize the relative liquidity of a fund’s investments in accordance with Rule 22e-4. Under the LRM Program, the Advisor assesses, manages, and periodically reviews a fund’s liquidity risk, and is responsible to make periodic reports to the Board and the SEC regarding the liquidity of a fund’s investments, and to notify the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of a fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRM Program.

Commercial paper issued in reliance on Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”) is restricted as to its disposition under federal securities law, and generally is sold to institutional investors, such as the funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(a)(2) Commercial Paper normally is resold to other institutional investors, like the funds, through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.

If the Advisor determines, pursuant to the LRM Program and related procedures, that specific Section 4(a)(2) Commercial Paper or securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act or other exemptions from the registration requirements of the 1933 Act are liquid, they will not be subject to a fund’s limitation on investments in illiquid securities. Investing in Section 4(a)(2) Commercial Paper could have the effect of increasing the level of illiquidity in a fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Index-Related Securities (“Equity Equivalents”)

A fund may invest in certain types of securities that enable investors to purchase or sell shares in a basket of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others DIAMONDS (interests in a basket of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or S&P Depositary Receipts (an exchange-traded fund that tracks the S&P 500 Index). Such securities are similar to index funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of securities.

To the extent a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.

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Indexed Securities

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a CPI). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Interfund Lending

Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by the Advisor or any other investment advisor under common control with the Advisor, subject to the fundamental restrictions on borrowing and lending applicable to the fund. Each fund is authorized to participate fully in this program.

A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and a fund will lend through the program only when the returns are higher than those available from an investment in

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overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.

Investments in Creditors’ Claims

Creditors’ claims in bankruptcy (“Creditors’ Claims”) are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors’ Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.

Sellers of Creditors’ Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditors’ Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.

A Creditors’ Claim may be purchased directly from a creditor although most are purchased through brokers. A Creditors’ Claim can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors’ Claims may take an active role in the reorganization process of the bankrupt company and, in certain situations in which a Creditors’ Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.

Although Creditors’ Claims can be sold to other investors, the market for Creditors’ Claims is not liquid and, as a result, a purchaser of a Creditors’ Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors’ Claim, especially in the case of unsecured claims.

Investment in Other Investment Companies

A fund may invest in other investment companies (including closed-end investment companies, unit investment trusts, open-end investment companies, investment companies exempted from registration under the 1940 Act pursuant to the rules thereunder and other pooled vehicles) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian, the Advisor and/or a subadvisor.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded OTC or at discounts to their NAVs. Others are continuously offered at NAV, but also may be traded in the secondary market.

Blue Chip Growth Fund, Capital Appreciation Value Fund, Health Sciences Fund, and Equity Income Fund also may invest in shares of certain internal T. Rowe Price funds (collectively, the “T. Rowe Funds”), consistent with each such fund’s investment objective and policies. In order to prevent these funds from paying duplicate management fees, the value of shares of the T. Rowe Funds held in a T. Rowe Price-subadvised fund’s portfolio will be excluded from the fund’s total assets in calculating the subadvisory fees payable to T. Rowe Price.

Lending of Securities

A fund may lend its securities so long as such loans do not represent more than 33 1/3% of its total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral will consist of cash (including U.S. dollars and foreign currency), cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. If the market value of the loaned securities declines, the borrower may request that some collateral be returned.

During the existence of the loan, a fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. If the fund receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction (the “DRD”) for corporate shareholders or for treatment as qualified dividend income for individual shareholders. The DRD and qualified dividend income are discussed more fully in this SAI under “Additional Information Concerning Taxes.”

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As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Advisor. A fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a fund may lose its right to vote its shares of the loaned securities at a shareholder meeting if the subadvisor does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

The Trust, on behalf of certain of its funds, has entered into an agency agreement for securities lending transactions (“Securities Lending Agreement”) with Citibank and, separately, with Brown Brothers Harriman (each, a “Securities Lending Agent”). Pursuant to each Securities Lending Agreement, Citibank or Brown Brothers Harriman acts as securities lending agent for the funds and administers each fund’s securities lending program. During the fiscal year, each Securities Lending Agent performed various services for the funds, including the following: (i) lending portfolio securities, previously identified by the fund as available for loan, and held by the fund’s custodian (“Custodian”) on behalf of the fund, to borrowers identified by the fund in the Securities Lending Agreement; (ii) instructing the Custodian to receive and deliver securities, as applicable, to effect such loans; (iii) locating borrowers; (iv) monitoring daily the market value of loaned securities; (v) ensuring daily movement of collateral associated with loan transactions; (vi) marking to market loaned securities and non-cash collateral; (vii) monitoring dividend activity with respect to loaned securities; (viii) negotiating loan terms with the borrowers; (ix) recordkeeping and account servicing related to securities lending activities; and (x) arranging for the return of loaned securities at the termination of the loan. Under each Securities Lending Agreement, Citibank or Brown Brothers Harriman, as applicable, generally will bear the risk that a borrower may default on its obligation to return loaned securities.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the fund may lend securities and the fund may lend securities to only one or a small group of borrowers. In addition, under each Securities Lending Agreement, loans may be made to affiliates of Citibank or Brown Brothers Harriman, as applicable, as identified in the applicable Securities Lending Agreement.

Cash collateral may be invested by a fund in JHCT. Investment of cash collateral offers the opportunity for a fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the fund’s shares in the collateral pool decrease below their initial value.

For each fund that engaged in securities lending activities during the fiscal period ended August 31, 2020, the following tables detail the amounts of income and fees/compensation related to such activities during the period. Any fund not listed below did not engage in securities lending activities during the fiscal period ended August 31, 2020.

Fund Name	ALTERNATIVE ASSET ALLOCATION FUND	BLUE CHIP GROWTH FUND	CAPITAL APPRECIATION VALUE FUND	CAPITAL APPRECIATION FUND	CORE BOND FUND
Gross Income from securities lending activities ($)	45,031	270,911	164,731	629,345	16,770
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split ($)	1,098	19,628	1,738	22,865	212
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	3,771	8,098	7,569	32,325	840
Administrative fees not included in revenue split*
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Fund Name	ALTERNATIVE ASSET ALLOCATION FUND	BLUE CHIP GROWTH FUND	CAPITAL APPRECIATION VALUE FUND	CAPITAL APPRECIATION FUND	CORE BOND FUND
Indemnification fee not included in revenue split
Rebate (paid to borrower) ($)	16,489	19,024	117,726	283,533	11,185
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities ($)	21,357	46,750	127,033	338,723	12,237
Net Income from securities lending activities ($)	23.674	224,162	37,698	290,622	4,533
*	Administrative fees equal Collateral Trust Fund Expense Ratio

Fund Name	EQUITY INCOME FUND	EMERGING MARKETS FUND	EMERGING MARKETS DEBT FUND	GLOBAL EQUITY FUND	HIGH YIELD FUND
Gross Income from securities lending activities ($)	203,873	158,507	-	134,847	56,742
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split ($)	3,822	10,366	-	11,380	1,352
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	13,815	3,783	-	7,372	2,202
Administrative fees not included in revenue split*
Indemnification fee not included in revenue split
Rebate (paid to borrower) ($)	105,715	31,796	-	25,235	34,782
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities ($)	123,351	45,945	-	43,988	38,335
Net Income from securities lending activities ($)	80,522	112,562	-	90,859	18,407
*	Administrative fees equal Collateral Trust Fund Expense Ratio

Fund Name	INTERNATIONAL SMALL COMPANY FUND	INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	MID CAP STOCK FUND	MID VALUE FUND
Gross Income from securities lending activities ($)	1,450,341	957,997	2,345,101	525,834
Fees and/or compensation for securities lending activities and related services
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Fund Name	INTERNATIONAL SMALL COMPANY FUND	INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	MID CAP STOCK FUND	MID VALUE FUND
Fees paid to securities lending agent from a revenue split ($)	152,302	70,036	174,304	20,641
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	24,527	43,373	74,170	34,366
Administrative fees not included in revenue split*
Indemnification fee not included in revenue split
Rebate (paid to borrower) ($)	119,097	215,167	621,054	218,359
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities ($)	295,926	328,576	869,528	273,366
Net Income from securities lending activities ($)	1,154,415	629,421	1,475,573	252,468
*	Administrative fees equal Collateral Trust Fund Expense Ratio

Fund Name	MULTI-ASSET HIGH INCOME FUND	MULTI-INDEX 2010 LIFETIME PORTFOLIO	MULTI-INDEX 2015 LIFETIME PORTFOLIO	MULTI-INDEX 2020 LIFETIME PORTFOLIO
Gross Income from securities lending activities ($)	4,859	14,861	17,966	115,256
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split ($)	200	1,223	1,456	4,871
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	187	343	478	4,894
Administrative fees not included in revenue split*
Indemnification fee not included in revenue split
Rebate (paid to borrower) ($)	2,427	2,240	2,962	46,025
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities ($)	2,814	3,805	4,895	55,790
Net Income from securities lending activities ($)	2,045	11,056	13,071	59,466
*	Administrative fees equal Collateral Trust Fund Expense Ratio

Fund Name	MULTI-INDEX 2025 LIFETIME PORTFOLIO	MULTI-INDEX 2025 PRESERVATION PORTFOLIO	MULTI-INDEX 2030 LIFETIME PORTFOLIO	MULTI-INDEX 2030 PRESERVATION PORTFOLIO	MULTI-INDEX 2035 LIFETIME PORTFOLIO
Gross Income from securities lending activities ($)	116,494	793,021	87,687	473,640	64,878
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split ($)	4,736	6,240	2,268	18,284	2,186
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Fund Name	MULTI-INDEX 2025 LIFETIME PORTFOLIO	MULTI-INDEX 2025 PRESERVATION PORTFOLIO	MULTI-INDEX 2030 LIFETIME PORTFOLIO	MULTI-INDEX 2030 PRESERVATION PORTFOLIO	MULTI-INDEX 2035 LIFETIME PORTFOLIO
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	5,811	47,093	4,000	16,978	3,854
Administrative fees not included in revenue split*
Indemnification fee not included in revenue split
Rebate (paid to borrower) ($)	43,531	184,542	44,343	223,821	28,392
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities ($)	54,078	237,876	50,612	259,083	34,432
Net Income from securities lending activities ($)	62,416	555,146	37,075	214,557	30,446
*	Administrative fees equal Collateral Trust Fund Expense Ratio

Fund Name	MULTI-INDEX 2035 PRESERVATION PORTFOLIO	MULTI-INDEX 2040 LIFETIME PORTFOLIO	MULTI-INDEX 2040 PRESERVATION PORTFOLIO	MULTI-INDEX 2045 LIFETIME PORTFOLIO	MULTI-INDEX 2045 PRESERVATION PORTFOLIO
Gross Income from securities lending activities ($)	304,753	62,127	282,355	45,524	129,256
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split ($)	9,475	1,146	7,282	930	4,664
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	12,016	3,243	11,151	3,214	6,135
Administrative fees not included in revenue split*
Indemnification fee not included in revenue split
Rebate (paid to borrower) ($)	139,813	38,392	147,985	22,443	50,952
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities ($)	161,304	42,780	166,419	26,587	61,751
Net Income from securities lending activities ($)	143,449	19,347	115,936	18,937	67,505
*	Administrative fees equal Collateral Trust Fund Expense Ratio
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Fund Name	MULTI-INDEX 2050 LIFETIME PORTFOLIO	MULTI-INDEX 2050 PRESERVATION PORTFOLIO	MULTI-INDEX 2055 LIFETIME PORTFOLIO	MULTI-INDEX 2055 PRESERVATION PORTFOLIO	MULTI-INDEX 2060 LIFETIME PORTFOLIO
Gross Income from securities lending activities ($)	38,295	101,498	23,783	59,214	8,985
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split ($)	644	3,066	438	1,633	172
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	3,066	4,400	1,678	2,301	583
Administrative fees not included in revenue split*
Indemnification fee not included in revenue split
Rebate (paid to borrower) ($)	15,633	47,549	12,376	30,661	5,134
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities ($)	19,344	55,016	14,491	34,595	5,890
Net Income from securities lending activities ($)	18,951	46,483	9,292	24,619	3,095
*	Administrative fees equal Collateral Trust Fund Expense Ratio

Fund Name	MULTI-INDEX 2060 PRESERVATION PORTFOLIO	MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO	MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO	MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO	MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO
Gross Income from securities lending activities ($)	9,531	88,555	640,350	175,427	444,605
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split ($)	309	1,674	30,975	11,194	16,184
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	361	4,885	28,655	6,214	17,786
Administrative fees not included in revenue split*
Indemnification fee not included in revenue split
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Fund Name	MULTI-INDEX 2060 PRESERVATION PORTFOLIO	MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO	MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO	MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO	MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO
Rebate (paid to borrower) ($)	4,267	54,372	217,551	38,254	204,510
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities ($)	4,936	60,931	277,181	55,661	238,481
Net Income from securities lending activities ($)	4,595	27,624	363,169	119,766	206,124
*	Administrative fees equal Collateral Trust Fund Expense Ratio

Fund Name	MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO	MULTI-INDEX INCOME PRESERVATION PORTFOLIO	OPPORTUNISTIC FIXED INCOME FUND	REAL ESTATE SECURITIES FUND	SCIENCE & TECHNOLOGY FUND
Gross Income from securities lending activities ($)	243,191	267,562	-	11,789	146,449
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split ($)	12,022	18,826	-	562	4,963
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	9,658	9,118	-	733	6,599
Administrative fees not included in revenue split*
Indemnification fee not included in revenue split
Rebate (paid to borrower) ($)	94,915	59,603	-	5,432	74,690
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities ($)	116,594	87,547	-	6,727	86,252
Net Income from securities lending activities	126,597	180,015	-	5,062	60,197
*	Administrative fees equal Collateral Trust Fund Expense Ratio

Fund Name	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC EQUITY ALLOCATION FUND	STRATEGIC INCOME OPPORTUNITIES FUND
Gross Income from securities lending activities	372,458	88,943	3,035,832	892,232
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	7,902	1,243	241,237	84,855
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Fund Name	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC EQUITY ALLOCATION FUND	STRATEGIC INCOME OPPORTUNITIES FUND
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	31,157	7,787	102,345	47,674
Administrative fees not included in revenue split*
Indemnification fee not included in revenue split
Rebate (paid to borrower)	156,480	42,959	598,085	438,036
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities	195,538	51,989	941,667	570,565
Net Income from securities lending activities	176,919	36,954	2,094,165	321,668
*	Administrative fees equal Collateral Trust Fund Expense Ratio

Fund Name	U.S. SECTOR ROTATION FUND	U.S. HIGH YIELD BOND FUND
Gross Income from securities lending activities	77,452	252,930
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	2,301	12,952
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	2,324	10,781
Administrative fees not included in revenue split*
Indemnification fee not included in revenue split
Rebate (paid to borrower)	19,757	114,537
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities	24,382	138,270
Net Income from securities lending activities	53,070	114,659
*	Administrative fees equal Collateral Trust Fund Expense Ratio

Loans and Other Direct Debt Instruments

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. It is unclear whether these protections are available to investments in loans and other forms of direct indebtedness under certain circumstances, in which case such risks may be increased.

A fund may be in possession of material non-public information about a borrower as a result of owning a floating rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.

Loan Participations and Assignments; Term Loans

Loan participations are loans or other direct debt instruments that are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the

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participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A delayed draw loan is a special feature in a term loan that permits the borrower to withdraw predetermined portions of the total amount borrowed at certain times. If a fund enters into a commitment with a borrower regarding a delayed draw term loan or bridge loan, the fund will be obligated on one or more dates in the future to lend the borrower monies (up to an aggregate stated amount) if called upon to do so by the borrower. Once repaid, a term loan cannot be drawn upon again.

Investments in loans and loan participations will subject a fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale, thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or of the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder a fund’s ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a subadvisor believes to be a fair price.

Corporate loans that a fund may acquire or in which a fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.

Certain of the loan participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The borrower of a loan in which a fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a fund derives interest income will be reduced. The effect of prepayments on a fund’s performance may be mitigated by the receipt of prepayment fees, and the fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

A fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate, such as the Prime Rate (the interest rate that banks charge their most creditworthy customers), LIBOR, or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans also are normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in

22

value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a fund as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation generally will increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.

Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (e.g., a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution’s employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Market Capitalization Weighted Approach

A fund’s structure may involve market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be adjusted by a subadvisor, for a variety of reasons. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the fund. Additionally, a subadvisor may consider such factors as free float, momentum, trading strategies, size, value, liquidity, profitability, investment characteristics and other factors determined to be appropriate by a subadvisor given market conditions. In assessing profitability, a subadvisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. A subadvisor may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines, in its judgment, that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions.

Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or (iii) shares subject to foreign ownership restrictions.

Furthermore, a subadvisor may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a fund’s assets, may be invested in interest-bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Generally, changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities. On at least a semiannual basis, a subadvisor will identify companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from a subadvisor’s then-current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The country weights may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, a subadvisor may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country

23

weights may also vary due to general day-to-day trading patterns and price movements. The weighting of countries may vary from their weighting in published international indices.

Money Market Instruments

Money market instruments (and other securities as noted under each fund description) may be purchased for temporary defensive purposes or for short-term investment purposes. General overnight cash held in a fund’s portfolio may also be invested in JHCT, a privately offered registered investment company subadvised by Manulife IM (US) LLC, an affiliate of the Advisor, that is part of the same group of investment companies as the fund and that is offered exclusively to funds in the same group of investment companies.

Mortgage Dollar Rolls

Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A fund also may be compensated by receipt of a commitment fee. A fund may only enter into “covered rolls.” A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a fund’s borrowing and other senior securities. For financial reporting and tax purposes, the funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Mortgage Securities

Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, when a fund invests in mortgage securities, it receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

■	one-year, three-year and five-year constant maturity Treasury Bill rates;

■	three-month or six-month Treasury Bill rates;

■	11th District Federal Home Loan Bank Cost of Funds;

■	National Median Cost of Funds; or

■	one-month, three-month, six-month or one-year LIBOR and other market rates.

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During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

Privately Issued Mortgage Securities. Privately issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

■	mortgage bankers;

■	commercial banks;

■	investment banks;

■	savings and loan associations; and

■	special purpose subsidiaries of the foregoing.

Since privately issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately issued mortgage securities, see “Types of Credit Support” below. To the extent that a fund invests in mortgage securities, it will not limit its investments in mortgage securities to those with credit enhancements.

Collateralized Mortgage Obligations. CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

CMOs purchased by a fund may be:

1.	collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

2.	collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

3.	securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

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Separate Trading of Registered Interest and Principal of Securities. Separately traded interest components of securities may be issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Under the Separate Trading of Registered Interest and Principal of Securities program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which a fund invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed a fund’s limitation on investments in illiquid securities.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to the relative stability of a fund’s NAV.

In addition to the stripped mortgage securities described above, each of two affiliated underlying funds, High Yield Fund and Value Fund, may invest in similar securities such as Super Principal Only (“SPO”) and Levered Interest Only (“LIO”) are more volatile than POs and IOs. Risks associated with instruments such as SPOs are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOettes (a.k.a. “high coupon bonds”) are similar in nature to those associated with IOs. Other similar instruments may develop in the future.

Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.

Inverse Floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid. Any illiquid inverse floaters, together with any other illiquid investments, will not exceed a fund’s limitation on investments in illiquid securities.

Inverse floaters are derivative mortgage securities that are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is included in “Asset-Backed Securities.”

Municipal Obligations

The two principal classifications of municipal obligations are general obligations and revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and

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interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or in some cases from the proceeds of a special excise or other tax. For example, industrial development and pollution control bonds are in most cases revenue obligations since payment of principal and interest is dependent solely on the ability of the user of the facilities financed or the guarantor to meet its financial obligations, and in certain cases, the pledge of real and personal property as security for payment.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations. There also is the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by a subadvisor in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

The yields or returns of municipal bonds depend on a variety of factors, including general market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating (if any) of the issue. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of various municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. For example, depending on market conditions, municipal bonds with the same maturity and stated interest rate, but with different ratings, may nevertheless have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of municipal bonds.

The costs associated with combatting the novel coronavirus (COVID-19) pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and their political subdivisions. The effects of this pandemic could affect the ability of states and their political subdivisions to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

Municipal Bonds Issued by the Commonwealth of Puerto Rico. Municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, generally are tax-exempt.

Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of a fund’s holdings in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies. The recent spread of COVID-19 and the related governmental and public responses have had, and may continue to have an adverse effect on Puerto Rico’s economy.

Puerto Rico continues to face significant fiscal challenges, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. In recent years, several rating organizations have downgraded a number of securities issued in Puerto Rico to below investment-grade or placed them on “negative watch.” Puerto Rico has previously missed payments on its general obligation debt. The restructuring of Puerto Rico’s debt is subject to a federal oversight board and is currently undergoing a process analogous to a bankruptcy proceeding in U.S. courts. The COVID-19 pandemic, any future defaults, actions by the oversight board, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity, or value of certain investments held by a fund and could reduce a fund’s performance.

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Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes, project notes and construction loan notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Preferred Stocks

Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Repurchase Agreements, Reverse Repurchase Agreements, and Sale-Buybacks

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements provide the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers, or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadvisor shall engage in a repurchase agreement transaction only with those banks or broker dealers who meet the subadvisor’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Advisor also may engage in repurchase agreement transactions on behalf of the funds. The counterparties to a repurchase agreement transaction are limited to a:

■	Federal Reserve System member bank;

■	primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division; or

■	broker dealer that reports U.S. government securities positions to the Federal Reserve Board.

A fund also may participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet the subadvisors’ creditworthiness requirements.

The Advisor and the subadvisors will continuously monitor repurchase agreement transactions to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A fund also might incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the

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security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed-upon time and at an agreed-upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed-upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share. Subject to the requirements noted under “Risk of Additional Government Regulation of Derivatives” and “Use of Segregated and Other Special Accounts”, a fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills, other U.S. government securities, or other liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

A fund may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security. A fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the fund’s forward commitment to repurchase the subject security.

Restricted Securities

A fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a fund qualify under Rule 144A and an institutional market develops for those securities, the fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a fund’s illiquidity. A fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities, loans and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Short Sales

A fund may engage in short sales and short sales “against the box.” In a short sale against the box, a fund borrows securities from a broker-dealer and sells the borrowed securities, and at all times during the transaction, a fund either owns or has the right to acquire the same securities at no extra cost. If the price of the security has declined at the time a fund is required to deliver the security, a fund will benefit from the difference in the price. If the price of a security has increased, the funds will be required to pay the difference.

In addition, a fund may sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow

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the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale are typically retained by the broker to meet margin requirements until the short position is closed out. Subject to the requirements noted under “Risk of Additional Government Regulation of Derivatives” and “Use of Segregated and Other Special Accounts”, until a fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the broker as collateral (generally not including proceeds from the short sales) will equal the current value of the security sold short. Except for short sales against-the-box, the amount of a fund’s net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaced the borrowed security and theoretically the fund’s loss could be unlimited. A fund will generally realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale. Short selling may amplify changes in a fund’s NAV. Short selling also may produce higher than normal portfolio turnover, which may result in increased transaction costs to a fund.

Short-Term Trading

Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. If and to the extent consistent with and permitted by its investment objective and policies, a fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for a fund to qualify as a RIC for federal income tax purposes (for additional information about qualification as a RIC under the Code, see “Additional Information Concerning Taxes” in this SAI). See “Portfolio Turnover.”

Sovereign Debt Obligations

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the funds.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the GNMA, which guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. government pursuant to authority granted by Congress. U.S. government agency obligations include, but are not limited to:

■	SLMA;

■	FHLBs;

■	FICBs; and

■	Fannie Mae.

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U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by FICBs. Others, such as those issued by Fannie Mae, FHLBs and Freddie Mac, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. In addition, other obligations, such as those issued by the SLMA, are supported only by the credit of the agency or instrumentality. There also are separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this SAI, “U.S. government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.

It is possible that the availability and the marketability (liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. In 2008, FHFA, an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. The FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Variable and Floating Rate Obligations

Investments in floating or variable rate securities normally will involve industrial development or revenue bonds, which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank. In addition, a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of: (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand; or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the investor through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

Warrants

Warrants may trade independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued/Delayed Delivery/Forward Commitment Securities

When-issued, delayed-delivery or forward-commitment transactions involve a commitment to purchase or sell securities at a predetermined price or yield in which payment and delivery take place after the customary settlement for such securities (which is typically one month or more after trade date). When purchasing securities in one of these types of transactions, payment for the securities is not required until the delivery date, however, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be delivered. When a fund has sold securities pursuant to one of these transactions, it will not participate in further gains or losses with respect to that security. At the time of delivery, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

Under normal circumstances, when a fund purchases securities on a when-issued or forward commitment basis, it will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. Forward contracts may settle in cash between the counterparty and the fund or by physical settlement of the underlying securities, and a fund may renegotiate or roll over a forward commitment transaction. In general, a fund does not pay for the securities, or start earning interest on them, or deliver or take possession of securities until the obligations are scheduled to be settled. In such transactions, no cash changes hands on the trade date, however, if the transaction is collateralized, the exchange of margin may take place between the fund and the counterparty according to an agreed-

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upon schedule. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV.

Subject to the requirements noted under “Risk of Additional Government Regulation of Derivatives” and “Use of Segregated and Other Special Accounts”, while awaiting settlement of the obligations purchased or sold on such basis, a fund will maintain on its records liquid assets consisting of cash, liquid high quality debt obligations or other assets equal to the amount of the commitments to purchase or sell when-issued, delayed-delivery or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the fund may purchase when-issued or forward commitment securities.

Yield Curve Notes

Inverse floating rate securities include, but are not limited to, an inverse floating rate class of a government agency-issued yield curve note. A yield curve note is a fixed-income security that bears interest at a floating rate that is reset periodically based on an interest rate benchmark. The interest rate resets on a yield curve note in the opposite direction from the interest rate benchmark.

Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciates during periods of declining interest rates and usually depreciates during periods of rising interest rates.

Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Illiquid Securities.”

Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC under the Code and avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

RISK FACTORS

The risks of investing in certain types of securities are described below. Risks are only applicable to a fund if and to the extent that corresponding investments, or indirect exposures to such investments through derivative contracts, are consistent with and permitted by the fund’s investment objectives and policies. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. By owning shares of the underlying funds, each fund of funds indirectly invests in the securities and instruments held by the underlying funds and bears the same risks of such underlying funds.

Cash Holdings Risk

A fund may be subject to delays in making investments when significant purchases or redemptions of fund shares cause the fund to have an unusually large cash position. When the fund has a higher than normal cash position, it may incur “cash drag,” which is the opportunity cost of holding a significant cash position. This significant cash position might cause the fund to miss investment opportunities it otherwise would have benefited from if fully invested, or might cause the fund to pay more for investments in a rising market, potentially reducing fund performance.

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Collateralized Debt Obligations

The risks of an investment in a CDO depend largely on the quality of the collateral securities and the class of the instrument in which a fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid, however an active dealer market may exist for CDOs allowing them to qualify for treatment as liquid under Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry risks including, but are not limited to the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDO classes that are subordinate to other classes of the CDO; and (iv) the complex structure of the CDO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Cybersecurity and Operational Risk

Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a fund. For example, in a denial of service, fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Advisor, each subadvisor, or the funds’ other service providers may not be able to access electronic systems to perform critical duties for the funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of fund share purchases and redemptions. Cybersecurity incidents could cause a fund, the Advisor, each subadvisor, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a fund invests, thereby causing the fund’s investments to lose value.

Cyber-events have the potential to affect materially the funds and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The funds have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the funds will be able to prevent or mitigate the impact of any or all cyber-events.

The funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the funds’ service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.

The Advisor, each subadvisor, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Advisor, each subadvisor, or their affiliates controls the cybersecurity or operations systems of the funds’ third-party service providers (including the funds’ custodian), or those of the issuers of securities in which the funds invest.

In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

Equity Securities

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund’s investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a

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fund could decline if the financial condition of the issuers of these securities declines or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations also may have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

European Risk

Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the EU and EMU, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate or dissolution of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on other European economies and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. The European Central Bank and IMF have previously bailed-out several European countries. There is no guarantee that these institutions will continue to provide financial support, and markets may react adversely to any reduction in financial support. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well.

Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, securities markets would likely be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. It is also possible that various countries within the UK, such as Scotland or Northern Ireland, could seek to separate and remain a part of the EU. Other secessionist movements including countries seeking to abandon the Euro or withdraw from the EU may cause volatility and uncertainty in the EU.

The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit might negatively affect The City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of the fund.

Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank related inflows of capital.

To the extent that a fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities. In addition, Russia’s increasing international assertiveness could negatively impact EU and Eastern European economic activity.

Fixed-Income Securities

Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the

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market value of fixed-income securities generally can be expected to decline. Recent and potential future changes in government monetary policy may affect the level of interest rates.

The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed-income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).

The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.

LIBOR Discontinuation Risk. Certain debt securities, derivatives and other financial instruments may utilize LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference of benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.

There are obstacles to converting certain longer term securities and transactions to a new benchmark and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. In addition, it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance.

Liquidity Risk. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income

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funds may be higher than normal; the selling of fixed-income securities to satisfy shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the fund’s ability to sell such securities. The secondary market for certain tax-exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect a fund’s ability to sell such securities at attractive prices.

Floating Rate Loans Risk

Floating rate loans are generally rated below investment-grade, or if unrated, determined by the manager to be of comparable quality. They are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a serious credit event the value of the fund’s investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, therefore, the fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to meet redemption requests or pursue other investment opportunities. In addition, certain floating rate loans may be “covenant-lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities

Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, the fund may not always be successful in doing so, and it could still lose money.

Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions that may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period, or the exchange rate to convert the assets into U.S. dollars could worsen.

Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.

Settlement of Sales. Foreign countries, especially emerging market countries, also may have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

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Securities of Emerging Market Issuers or Countries. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and the results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of some emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies in emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of debt instruments to make payments on their debt obligations, regardless of their financial condition.

Gaming-Tribal Authority Investments

The value of a fund’s investments in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities, is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.

Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as a fund), could be precluded from judicially enforcing their rights and remedies.

Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including a fund.

Greater China Region Risk

Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the government of the PRC to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. The PRC also maintains strict currency controls and imposes repatriation restrictions in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The imposition of currency controls and repatriation restrictions may negatively impact the performance and liquidity of a fund as capital may become trapped in the PRC. Chinese yuan currency exchange rates can be very volatile and can change quickly and unpredictably. A small number of companies and industries may represent a relatively large portion of the Greater China market. Consequently, a fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities

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of U.S. issuers. These companies and industries also may be subject to greater sensitivity to adverse political, economic or regulatory developments generally affecting the market (see “Risk Factors – Foreign Securities”).

High Yield (High Risk) Securities

General. A fund may invest in high yield (high risk) securities, consistent with its investment objectives and policies. High yield (high risk) securities (also known as “junk bonds”) are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also have greater risks than higher-rated securities as described below.

Interest Rate Risk. To the extent that a fund invests in fixed-income securities, the NAV of the fund’s shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadvisor to value the fund’s investments.

Less liquid secondary markets also may affect a fund’s ability to sell securities at their fair value. Each fund may invest in illiquid securities, subject to certain restrictions (see “Additional Investment Policies and Other Instruments”). These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund’s assets invested in illiquid securities may increase.

Below-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of below-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Below-Investment Grade Foreign Sovereign Debt Securities. Investing in below-investment grade foreign sovereign debt securities will expose a fund to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by:

■	the obligor’s balance of payments, including export performance;

■	the obligor’s access to international credits and investments;

■	fluctuations in interest rates; and

■	the extent of the obligor’s foreign reserves.

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Defaulted Securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in a fund’s portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, a fund’s NAV may be adversely affected before an issuer defaults. In addition, a fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under “Illiquid Securities.”

Obligor’s Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor’s Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.

Obligor’s Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates that are adjusted based upon international interest rates.

Obligor’s Foreign Reserves. The ability to service external debt also will depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

■	reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

■	obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit that may adversely affect the fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments (e.g., securities rated “Caa” or lower by Moody’s, “CCC” or lower by S&P or Fitch). These securities are considered to have the following characteristics:

■	extremely poor prospects of ever attaining any real investment standing;

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■	current identifiable vulnerability to default;

■	unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

■	are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

■	are in default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Hong Kong Stock Connect Program and Bond Connect Program Risk

A fund may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges (“China A-Shares”) through Stock Connect, a mutual market access program designed to, among others, enable foreign investment in the PRC; and in renminbi-denominated bonds issued in the PRC by Chinese credit, government and quasi-governmental issuers (“RMB Bonds”), which are available on the CIBM to eligible foreign investors through, among others, the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program.

Trading in China A-Shares through Stock Connect and bonds through Bond Connect is subject to certain restrictions and risks. A fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. The list of securities eligible to be traded on either program may change from time to time. Securities listed on either program may lose purchase eligibility, which could adversely affect a fund’s performance.

While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund’s ability to invest in China A-Shares. For example, these quota limitations require that buy orders for China A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a fund will be permitted to sell China A-Shares regardless of the quota balance). These limitations may restrict a fund from investing in China A-Shares on a timely basis, which could affect a fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Bond Connect is not subject to investment quotas.

Chinese regulations prohibit over-selling of China A-Shares. If a fund intends to sell China A-shares it holds, it must transfer those securities to the accounts of a fund’s participant broker before the market opens. As a result, a fund may not be able to dispose of its holdings of China A-Shares in a timely manner.

Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Stock Exchange of Hong Kong are open and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A-Shares through Stock Connect may subject a fund to a risk of price fluctuations on days where Chinese stock markets are open, but Stock Connect is not operating. Similarly, Bond Connect is only available on days when markets in both China and Hong Kong are open, which may limit a fund’s ability to trade when it would be otherwise attractive to do so.

Stock Connect launched in November 2014 and Bond Connect launched in July 2017. Therefore, trading through Stock Connect and Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the programs mature, which could pose risks to a fund. Bond Connect is relatively new and its effects on the CIBM are uncertain. In addition, the trading, settlement and information technology systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. In addition, the rules governing the operation of Stock Connect and Bond Connect may be subject to further interpretation and guidance. There can be no assurance as to the programs’ continued existence or whether future developments regarding the programs may restrict or adversely affect a fund’s investments or returns. Additionally, the withholding tax treatment of dividends, interest, and capital gains payable to overseas investors may be subject to change. Furthermore, there is currently no specific formal guidance by the PRC tax authorities on the treatment of income tax and other tax categories payable in respect of trading in CIBM by eligible foreign institutional investors via Bond Connect. Any changes in PRC tax law, future clarifications thereof, and/or subsequent retroactive enforcement by the PRC tax authorities of any tax may result in a material loss to a fund.

Stock Connect and Bond Connect regulations provide that investors, such as a fund, enjoy the rights and benefits of equities purchased through Stock Connect and bonds purchased through Bond Connect. However, the nominee structure under Stock Connect requires that China A-Shares be held through the HKSCC as nominee on behalf of investors. For investments via Bond Connect, the relevant filings, registration with People’s Bank of China, and account

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opening have to be carried out via an onshore settlement agent, offshore custody agent, registration agent, or other third parties (as the case may be). As such, a fund is subject to the risks of default or errors on the part of such third parties.

While a fund’s ownership of China A-Shares will be reflected on the books of the custodian’s records, a fund will only have beneficial rights in such A-Shares. The precise nature and rights of a fund as the beneficial owner of the equities through the HKSCC as nominee is not well defined under the law of the PRC. Although the China Securities Regulatory Commission has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of a fund under PRC law is uncertain. In particular, the courts may consider that the nominee or custodian as registered holder of China A-Shares, has full ownership over the securities rather than a fund as the underlying beneficial owner. The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.

While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund, which means that a fund will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Other risks associated with investments in PRC securities apply fully to China A-Shares purchased through Stock Connect.

Similarly, in China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as a fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a fund to various risks, including the risk that a fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership.

China A-Shares traded via Stock Connect and bonds trading through Bond Connect are subject to various risks associated with the legal and technical framework of Stock Connect and Bond Connect, respectively. In the event that the relevant systems fail to function properly, trading through Stock Connect or Bond Connect could be disrupted. In the event of high trade volume or unexpected market conditions, Stock Connect and Bond Connect may be available only on a limited basis, if at all. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions. Similarly, in the event that the relevant Mainland Chinese authorities suspend account opening or trading on the CIBM via Bond Connect, a fund’s ability to invest in Chinese bonds will be adversely affected and limited. In such event, a fund’s ability to achieve its investment objective will be negatively affected and, after exhausting other trading alternatives, a fund may suffer substantial losses as a result.

Hybrid Instruments

The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, swaps, and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, and forward contracts. The principal risks of investing in hybrid instruments are as follows:

Volatility. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

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Leverage Risk. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss, as well as the potential for gain.

Liquidity Risk. Hybrid instruments also may carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor, which the fund would have to consider and monitor.

Lack of U.S. Regulation. Hybrid instruments may not be subject to regulation of the CFTC, which generally regulates the trading of swaps and commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Credit and Counterparty Risk. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in hybrid instruments are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

The various risks discussed above with respect to hybrid instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.

Industry or Sector Investing

When a fund invests a substantial portion of its assets in a particular industry or sector of the economy, the fund’s investments are not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, the fund’s performance tends to be more volatile than other funds, and the values of the fund’s investments tend to go up and down more rapidly. In addition, to the extent that a fund invests significantly in a particular industry or sector, it is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that industry or sector. The principal risks of investing in certain sectors are described below.

Consumer Discretionary. The consumer discretionary sector may be affected by fluctuations in supply and demand and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

The outbreak of the novel coronavirus (COVID-19) pandemic has led to materially reduced consumer demand in certain sectors, a disruption in supply chains and an increase in market closures and retail company bankruptcies. The novel coronavirus (COVID-19) pandemic may affect certain countries, industries, economic sectors, and companies more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The impact on the consumer discretionary market may last for an extended period of time.

Consumer Staples. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing, competition, and government regulation. Other risks include changes in global economic, environmental and political events, and the depletion of resources. Companies in the consumer staples sector may also be negatively impacted by government regulations affecting their products. For example, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, changes in exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions, among others. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.

Energy. Companies in the energy sector may be affected by energy prices, supply and demand fluctuations including in energy fuels, energy conservation, liabilities arising from government or civil actions, environmental and

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other government regulations, and geopolitical events including political instability and war. The market value of companies in the local energy sector is heavily impacted by the levels and stability of global energy prices, energy conservation efforts, the success of exploration projects, exchange rates, interest rates, economic conditions, tax and other government regulations, increased competition and technological advances, as well as other factors. Companies in this sector may be subject to extensive government regulation and contractual fixed pricing, which may increase the cost of doing business and limit these companies’ profits. A large part of the returns of these companies depends on few customers, including governmental entities and utilities. As a result, governmental budget constraints may have a significant negative effect on the stock prices of energy sector companies. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. As a result, securities of companies in the energy field are subject to quick price and supply fluctuations caused by events relating to international politics. Other risks include liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies can also be heavily affected by the supply of, and demand for, their specific product or service and for energy products in general, and government subsidization. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Companies in the energy sector have been adversely affected by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic and by price competition among key oil producing countries. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on such commodities markets may last for an extended period of time.

Financial Services. To the extent that a fund invests principally in securities of financial services companies, it is particularly vulnerable to events affecting that industry. Financial services companies may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. The types of companies that compose the financial services sector may change over time. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, all financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced

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or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Industrials. Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, import controls and government spending. The value of securities issued by companies in the industrials sector may also be adversely affected by supply and demand related to their specific products or services and industrials sector products in general, as well as liability for environmental damage and product liability claims and government regulations. For example, the products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Certain companies within this sector, particularly aerospace and defense companies, may be heavily affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services, and, therefore, the financial condition of, and investor interest in, these companies are significantly influenced by governmental defense spending policies, which are typically under pressure from efforts to control the U.S. (and other) government budgets. In addition, securities of industrials companies in transportation may be cyclical and have occasional sharp price movements which may result from economic changes, fuel prices, labor relations and insurance costs, and transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. A fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

Materials. Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing, competition, resource depletion, and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress, and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the materials sector located in foreign markets.

Natural Resources. A fund’s investments in natural resources companies are especially affected by variations in the commodities markets (which may be due to market events, regulatory developments or other factors that such fund cannot control) and such companies may lack the resources and the broad business lines to weather hard times. Natural resources companies can be significantly affected by events relating to domestic or international political and economic developments, energy conservation efforts, the success of exploration projects, reduced availability of transporting, processing, storing or delivering natural resources, extreme weather or other natural disasters, and threats of attack by terrorists on energy assets. Additionally, natural resource companies are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for energy companies may adversely impact their profitability. At times, the performance of these investments may lag the performance of other sectors or the market as a whole.

Investments in certain commodity-linked instruments, such as crude oil and crude oil products, can be susceptible to negative prices due to a surplus in production caused by global events, including restrictions or reductions in global travel. Exposure to such commodity-linked instruments may adversely affect an issuer’s returns or the performance of the fund.

The natural resources sector has been adversely impacted by the reduced demand for oil and other natural resources as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as

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demand for oil has slowed and oil storage facilities reach their storage capacities. The impact on the natural resources sector may last for an extended period of time.

Technology. Technology companies rely heavily on technological advances and face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Shortening of product cycle and manufacturing capacity increases may subject technology companies to aggressive pricing. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products.

Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence due to technological advancement or development, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Utilities. Companies in the utilities sector may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental and other government regulations. The value of securities issued by companies in the utilities sector may be negatively impacted by variations in exchange rates, domestic and international competition, energy conservation and governmental limitations on rates charged to customers. Although rate changes of a regulated utility usually vary in approximate correlation with financing costs, due to political and regulatory factors rate changes usually happen only after a delay after the changes in financing costs. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in more uncertain ventures. Deregulation can also eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Although opportunities may permit certain utility companies to earn more than their traditional regulated rates of return, companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets. Utility companies may also be subject to increased costs because of the effects of man-made or natural disasters. Current and future regulations or legislation can make it more difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and thus may restrict utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that those increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Initial Public Offerings (“IPOs”)

IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investment, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In

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addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investment Companies

The funds may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds, ETFs, and BDCs). When making such an investment, a fund will be indirectly exposed to all the risks of such investment companies. In general, the investing funds will bear a pro rata portion of the other investment company’s fees and expenses, which will reduce the total return in the investing funds. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange and may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded OTC or at discounts to their NAVs. Others are continuously offered at NAV, but also may be traded in the secondary market.

In addition, the funds may invest in private investment funds, vehicles, or structures. A fund also may invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

Exchange-Traded Funds. An ETF is a type of investment company shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF include the risks of owning the underlying securities it is designed to track. In addition, the lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees that increase their costs. Also, in the case of an index ETF, there is a risk that an ETF may fail to closely track the index or basket of securities that it is designed to replicate. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV.

Business Development Companies. A BDC is a less-common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets to raise capital. BDCs invest in such diverse industries as health care, chemical and manufacturing, technology and service companies. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments issued by such portfolio companies, there is a risk that the issuer may default on its payments or declare bankruptcy.

Investment Grade Fixed-Income Securities in the Lowest Rating Category

Investment grade fixed-income securities in the lowest rating category (i.e., rated “Baa” by Moody’s and “BBB” by S&P or Fitch, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities

Lower rated fixed-income securities are defined as securities rated below-investment grade (e.g., rated “Ba” and below by Moody’s, or “BB” and below by S&P or Fitch). The principal risks of investing in these securities are as follows:

Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused

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more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on Subadvisor’s Own Credit Analysis. While a subadvisor to a fund may rely on ratings by established credit rating agencies, it also will supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on a subadvisor’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities.

Issuers of lower rated corporate debt securities also may be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Risk Factors—Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate fluctuations that adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Market Events

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (the “Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target Fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on a fund.

Political turmoil within the United States and abroad may also impact a fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also

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renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus (COVID-19) pandemic has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.

The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.

Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Master Limited Partnership (MLP) Risk

Investing in MLPs involves certain risks related to investing in the underlying assets of MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest-rate risk and the risk of default on payment obligations by debt securities. In addition, investments in the debt and securities of MLPs involve certain other risks, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. A fund’s investments in MLPs may be subject to legal and other restrictions on resale or may be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the fund to effect sales at an advantageous time or without a substantial drop in price. If a fund is one of the largest investors in an

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MLP, it may be more difficult for the fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by a fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at an advantageous price when a fund desires to do so. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of a fund. MLPs in which a fund may invest operate oil, natural gas, petroleum, or other facilities within the energy sector. As a result, a fund will be susceptible to adverse economic, environmental, or regulatory occurrences impacting the energy sector.

MLPs have been adversely impacted by the reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Reduced production and continued oil price volatility may adversely impact MLPs and energy infrastructure companies.

To the extent a distribution received by a fund from an MLP is treated as a return of capital, the fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. After a fund’s tax basis in an MLP has been reduced to zero, subsequent distributions from the MLP will be treated as ordinary income. Changes in the tax character of MLP distributions, as well as late or corrected tax reporting by MLPs, may result in a fund issuing corrected 1099s to its shareholders.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates and decline during periods of rising interest rates. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining

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yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized Mortgage Obligations. CMOs are mortgage-backed securities issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Multinational Companies Risk

To the extent that a fund invests in the securities of companies with foreign business operations, it may be riskier than funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation; possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.

Natural Disasters and Adverse Weather Conditions

Certain areas of the world may be exposed to adverse weather conditions, such as major natural disasters and other extreme weather events, including hurricanes, earthquakes, typhoons, floods, tidal waves, tsunamis, volcanic eruptions, wildfires, droughts, windstorms, coastal storm surges, heat waves, and rising sea levels, among others. Some countries and regions may not have the infrastructure or resources to respond to natural disasters, making them more economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Climate change, which is the result of a change in global or regional climate patterns, may increase the frequency and intensity of such adverse weather conditions, resulting in increased economic impact, and may pose long-term risks to a fund’s investments. The future impact of climate change is difficult to predict but may include changes in demand for certain goods and services, supply chain disruption, changes in production costs, increased legislation, regulation and international accords, changes in property and security values, availability of natural resources and displacement of peoples.

Negative Interest Rates

Certain countries have recently experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the U.S. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank.

These market conditions may increase a fund’s exposures to interest rate risk. To the extent a fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment

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strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

Non-Diversification

A fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, or as to the percentage of the outstanding voting securities of such issuer that may be owned, except by the fund’s own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not, except with respect to government securities and securities of other investment companies, invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer. In determining the issuer of a municipal security, each state, each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of issuers, may invest more of its assets in the securities of a single issuer, and may be affected more than a diversified fund by a change in the financial condition of any of these issuers or by the financial markets’ assessment of any of these issuers.

Privately Held and Newly Public Companies

Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and may be difficult to value. There may be significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. The extent (if at all) to which securities of privately held companies or newly public companies may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds that invest in securities of privately held companies tend to have a greater exposure to liquidity risk than funds that do not invest in securities of privately held companies.

Rebalancing Risks Involving Funds of Funds

The funds of funds seek to achieve their investment objectives by investing in, among other things, other John Hancock funds, as permitted by Section 12 of the 1940 Act (“Underlying JH Funds”). In addition, a fund that is not a fund of funds may serve as an Underlying JH Fund for one or more funds of funds. The funds of funds will reallocate or rebalance assets among the Underlying JH Funds (collectively, “Rebalancings”) on a daily basis. The following discussion provides information on the risks related to Rebalancings, which risks are applicable to the Underlying JH Funds undergoing Rebalancings, as well as to those funds of funds that hold Underlying JH Funds undergoing Rebalancings.

From time to time, one or more of the Underlying JH Funds may experience relatively large redemptions or investments due to Rebalancings, as effected by the funds of funds’ Affiliated Subadvisor. Shareholders should note that Rebalancings may adversely affect the Underlying JH Funds. The Underlying JH Funds subject to redemptions by a fund of funds may find it necessary to sell securities, and the Underlying JH Funds that receive additional cash from a fund of funds will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a fund of funds owns, redeems, or invests in, a substantial portion of an Underlying JH Fund. Rebalancings could adversely affect the performance of one or more Underlying JH Funds and, therefore, the performance of one or more funds of funds.

Possible adverse effects of Rebalancings on the Underlying JH Funds include:

1.	The Underlying JH Funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2.	Rebalancings may increase brokerage and/or other transaction costs of the Underlying JH Funds.

3.	When a fund of funds owns a substantial portion of an Underlying JH Fund, a large redemption by the fund of funds could cause that Underlying JH Fund’s expenses to increase and could result in its portfolio becoming too small to be economically viable.

4.	Rebalancings could accelerate the realization of taxable capital gains in Underlying JH Funds subject to large redemptions if sales of securities results in capital gains.

The Advisor, which serves as the investment advisor to both the funds of funds and the Underlying JH Funds, has delegated the day-to-day portfolio management of the funds of funds and many of the Underlying JH Funds to the Affiliated Subadvisors, affiliates of the Advisor. The Advisor monitors both the funds and the Underlying JH Funds. The

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Affiliated Subadvisors manage the assets of both the funds and many of the Underlying JH Funds (the “Affiliated Subadvised Funds”). The Affiliated Subadvisors may allocate up to all of a funds of funds’ assets to Affiliated Subadvised Funds and accordingly has an incentive to allocate more fund of funds assets to such Affiliated Subadvised Funds. The Advisor and the Affiliated Subadvisors monitor the impact of Rebalancings on the Underlying JH Funds and attempt to minimize any adverse effect of the Rebalancings on the underlying funds, consistent with pursuing the investment objective of the relevant Underlying JH Funds. Moreover, an Affiliated Subadvisor has a duty to allocate assets to an Affiliated Subadvised Fund only when such Subadvisor believes it is in the best interests of fund of funds shareholders. Minimizing any adverse effect of the Rebalancings on the underlying funds may impact the redemption schedule in connection with a Rebalancing. As part of its oversight of the funds and the subadvisors, the Advisor will monitor to ensure that allocations are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors and in periodically reviewing allocations to Affiliated Subadvised Funds.

As discussed above, the funds of funds periodically reallocate their investments among underlying investments. In an effort to be fully invested at all times and also to avoid temporary periods of under-investment, an Underlying JH Fund may buy securities and other instruments in anticipation of or with knowledge of future purchases of Underlying JH Fund shares resulting from a reallocation of assets by the funds of funds to the Underlying JH Fund. Until such purchases of Underlying JH Fund shares by a fund of funds settle (normally between one and three days), the Underlying JH Fund may have investment exposure in excess of its net assets. Shareholders who transact with the Underlying JH Fund during the period beginning when the Underlying JH Fund first starts buying securities in anticipation of a purchase order from a fund until such purchase order settles may incur more loss or realize more gain than they otherwise might have in the absence of the excess investment exposure. The funds of funds may purchase and redeem shares of underlying funds each business day through the use of an algorithm that operates pursuant to standing instructions to allocate purchase and redemption orders among underlying funds. Each day, pursuant to the algorithm, a fund of funds will purchase or redeem shares of an underlying fund at the NAV for the underlying fund calculated that day. This algorithm is used solely for rebalancing a fund of funds’ investments in an effort to maintain previously determined allocation percentages.

Responsible Investing Risk

Certain subadvisors may integrate research on environmental, social and governance (ESG) factors into a fund’s investment process. ESG investments may be viewed as “sustainable,” “responsible,” or “socially conscious,” among other names. A subadvisor may also be a signatory of the United Nations Principles for Responsible Investment (PRI), which works to support its investor signatories in incorporating ESG factors into their investment and ownership decisions, or other similar global or regional initiatives. ESG factors may be utilized and evaluated differently by different subadvisors, and may mean different things to different people. The successful application of ESG factors is dependent on the subadvisor’s skill in properly identifying and analyzing material ESG issues, and the suitability of ESG investments may change over time. Integration of ESG factors into a fund’s investment process may impact its investment exposure, performance and proxy voting, among other elements.

Russian Securities Risk

The United States and the EU have imposed economic sanctions against companies in certain sectors of the Russian economy, including, but not limited to: financial services, energy, metals and mining, engineering, and defense and defense-related materials. These sanctions could impair a fund’s ability to continue to invest in Russian issuers. For example, a fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, retaliatory measures by the Russian government in response to such sanctions may result in a freeze of Russian assets held by the fund, thereby prohibiting the fund from selling or otherwise transacting in these investments. In such circumstances, the fund might be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of fund assets might also result in the fund receiving substantially lower prices for its portfolio securities.

Small and Medium Size and Unseasoned Companies

Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group.

Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

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Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.

Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security.

Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Securities Linked to the Real Estate Market

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include, but are not limited to:

■	declines in the value of real estate;

■	risks related to general and local economic conditions;

■	possible lack of availability of mortgage portfolios;

■	overbuilding;

■	extended vacancies of properties;

■	increased competition;

■	increases in property taxes and operating expenses;

■	change in zoning laws;

■	losses due to costs resulting from the clean-up of environmental problems;

■	liability to third parties for damages resulting from environmental problems;

■	casualty or condemnation losses;

■	limitations on rents;

■	changes in neighborhood values and the appeal of properties to tenants; and

■	changes in interest rates.

Therefore, if a fund invests a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry have been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.

Securities of companies in the real estate industry include REITs, including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs also are subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity, mortgage, and hybrid REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to a

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REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size and Unseasoned Companies” for a discussion of the risks associated with investments in these companies.

U.S. Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include those issued by Fannie Mae, the FHLBs and Freddie Mac.

REGULATION OF COMMODITY INTERESTS

The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the CEA (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. The Advisor is registered as a CPO under the CEA and is a National Futures Association member firm; however, the Advisor does not act in the capacity of a registered CPO with respect to the funds.

Although the Advisor is a registered CPO and is a National Futures Association member firm, the Advisor has claimed an exemption from CPO registration pursuant to CFTC Rule 4.5 with respect to the funds. To remain eligible for this exemption, each fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the fund markets its commodity interests trading activities. These limitations may restrict a fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

Please see “Risk of Additional Government Regulation of Derivatives” for more information regarding governmental regulations of derivatives and similar transactions.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities or other assets that a fund already owns or plans to buy or protecting unrealized gains in the fund. These strategies also may be used to gain exposure to a particular market. The hedging and other strategic transactions that may be used by a fund, but only if and to the extent that such transactions are consistent with its investment objective and policies, are described below:

■	exchange-listed and OTC put and call options on securities, equity indices, volatility indices, financial futures contracts, currencies, fixed-income indices and other financial instruments;

■	financial futures contracts (including stock index futures);

■	interest rate transactions;*

■	currency transactions;**

■	warrants and rights (including non-standard warrants and participatory risks);

■	swaps (including interest rate, index, dividend, inflation, variance, equity, and volatility swaps, credit default swaps, swap options and currency swaps); and

■	structured notes, including hybrid or “index” securities.

* A fund’s interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and other strategic transactions may be used for the following purposes:

■	to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;

■	to protect a fund’s unrealized gains in the value of its securities;

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■	to facilitate the sale of a fund’s securities for investment purposes;

■	to manage the effective maturity or duration of a fund’s securities;

■	to establish a position in the derivatives markets as a method of gaining exposure to a particular geographic region, market, industry, issuer, or security; or

■	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a fund uses hedging or another strategic transaction to gain, shift or manage exposure to a particular geographic region, market, industry, issuer, security, currency, or other asset, the fund will be exposed to the risks of investing in that asset as well as the risks inherent in the specific hedging or other strategic transaction used to gain such exposure.

For purposes of determining compliance with a fund’s investment policies, strategies and restrictions, the fund will generally consider the market value of derivative instruments, unless the nature of the derivative instrument warrants the use of the instrument’s notional value to more accurately reflect the economic exposure represented by the derivative position.

Because of the uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a RIC, no fund is permitted to invest in such instruments unless a subadvisor obtains prior written approval from the Trust’s CCO. The CCO, as a member of the Advisor’s Complex Securities Committee, evaluates with the committee the appropriateness of the investment.

General Characteristics of Options

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under “Use of Segregated and Other Special Accounts.”

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.

If, and to the extent authorized to do so, a fund may, for various purposes, purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund’s assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

Risk of Selling Put Options. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund’s purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. If and to the extent authorized to do so, a fund may purchase and sell call options on securities (whether or not it holds the securities).

Partial Hedge or Income to a Fund. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund’s income. Similarly, the sale of put options also can provide fund gains.

Covering of Options. All call options sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

Risk of Selling Call Options. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose it during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

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Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but also is applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

■	insufficient trading interest in certain options;

■	restrictions on transactions imposed by an exchange;

■	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

■	interruption of the normal operations of the OCC or an exchange;

■	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

■	a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC Options. OTC options are purchased from or sold to counterparties such as securities dealers or financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that a fund authorized to use OTC options generally will only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, a subadvisor must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by a subadvisor. In the absence of a change in the current position of the SEC’s staff, OTC options purchased by a fund and the amount of the fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Types of Options That May Be Purchased. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

General Characteristics of Futures Contracts and Options on Futures Contracts

A fund may trade financial futures contracts (including stock index futures contracts, which are described below) or purchase or sell put and call options on those contracts for the following purposes:

■	as a hedge against anticipated interest rate, currency or market changes;

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■	for duration management;

■	for risk management purposes; and

■	to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” such as Eurodollar, UK 90 day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

A fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code in order to maintain its qualification as a RIC for federal income tax purposes.

Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Value of Futures Contracts Sold by a Fund. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund’s assets.

Stock Index Futures

Definition. A stock index futures contract (an “Index Future”) is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

Uses of Index Futures. Below are some examples of how a fund may use Index Futures:

■	In connection with a fund’s investment in equity securities, a fund may invest in Index Futures while a subadvisor seeks favorable terms from brokers to effect transactions in equity securities selected for purchase.

■	A fund also may invest in Index Futures when a subadvisor believes that there are not enough attractive equity securities available to maintain the standards of diversity and liquidity set for the fund’s pending investment in such equity securities when they do become available.

■	Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by a fund.

■	A fund also may invest in Index Futures in order to hedge its equity positions.

Hedging and other strategic transactions involving futures contracts, options on futures contracts and swaps will be purchased, sold or entered into primarily for bona fide hedging, risk management (including duration management) or appropriate portfolio management purposes, including gaining exposure to a particular securities market.

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Options on Securities Indices and Other Financial Indices

A fund may purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, a fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement. By purchasing or selling Options on Financial Indices, a fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Yield Curve Options

A fund also may enter into options on the “spread,” or yield differential, between two fixed-income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund also may purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of a subadvisor, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amounts of the fund’s liability under the option written by the fund less the value of the option held by it. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded OTC.

Currency Transactions

A fund may be authorized to engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain exposure to a currency without purchasing securities denominated in that currency, to facilitate the settlement of equity trades or to exchange one currency for another. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.” Currency transactions may include:

■	forward currency contracts;

■	exchange-listed currency futures contracts and options thereon;

■	exchange-listed and OTC options on currencies;

■	currency swaps; and

■	spot transactions (i.e., transactions on a cash basis based on prevailing market rates).

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an

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interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” A fund may enter into currency transactions only with counterparties that are deemed creditworthy by a subadvisor. Nevertheless, engaging in currency transactions will expose a fund to counterparty risk.

A fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps may be used for hedging and similar purposes, possibly including transaction hedging, position hedging, cross hedging and proxy hedging. A fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuation from one country to another or to facilitate the settlement of equity trades. A fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by a subadvisor.

A fund also may engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed.

Subject to the requirements noted under “Risk of Additional Government Regulation of Derivatives” and “Use of Segregated and Other Special Accounts”, when a fund enters into a non-deliverable forward transaction, the fund will segregate liquid assets in an amount not less than the value of the fund’s net exposure to such non-deliverable forward transactions. If the additional segregated assets decline in value or the amount of the fund’s commitment increases because of changes in currency rates, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the fund’s commitments under the non-deliverable forward agreement.

Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which generally will arise in connection with the purchase or sale of the portfolio securities or the receipt of income from them.

Position Hedging. Position hedging involves entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Cross Hedging. A fund may be authorized to cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.

Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund also may be authorized to engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund’s securities are or are expected to be

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denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.

Combined Transactions

A fund may be authorized to enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although a fund normally will enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund’s investment objective.

Swap Agreements and Options on Swap Agreements

Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, currency exchange rates, and credit and event-linked swaps. To the extent that a fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements.

A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

OTC swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to one or more years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a fund’s investment objectives and general investment policies, a fund may be authorized to invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

A fund may be authorized to enter into options on swap agreements (“Swap Options”). A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund also may be authorized to write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular agreement, a fund generally will incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but

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unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of a fund’s investments. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a fund’s investment restriction concerning senior securities.

Whether a fund’s use of swap agreements or Swap Options will be successful in furthering its investment objective will depend on a subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because OTC swaps are two-party contracts and because they may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. Current regulatory initiatives, described below, and potential future regulation could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A fund will not enter into a swap agreement with any single party if the net amount owed to the fund under existing contracts with that party would exceed 5% of the fund’s total assets.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund’s limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that a subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadvisor attempts to use a swap as a hedge against, or as a substitute for, an investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.

The swaps market was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the funds may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

As of the date of this SAI, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, as described below, uncleared OTC swaps may be subject to regulatory collateral requirements that could adversely affect a fund’s ability to enter into swaps in the OTC market. These developments could cause a fund to terminate new or existing swap agreements, realize amounts to be received under such instruments at an inopportune time, or increase the costs associated with trading derivatives. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the funds. Swap dealers, major market participants, and swap counterparties may also experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The Dodd-Frank Act and rules promulgated thereunder may exert a negative effect on a fund’s ability to meet its investment objective. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a fund’s investments and of doing business, which could adversely affect the fund’s ability to buy or sell OTC derivatives. The prudential regulators issued final rules that will require banks subject to their supervision to exchange variation and initial margin in respect of their obligations arising under uncleared swap

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agreements. The CFTC adopted similar rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require the funds to segregate additional assets in order to meet the new variation and initial margin requirements when they enter into uncleared swap agreements. The variation margin requirements are now effective and the initial margin requirements are being phased-in through 2022 based on average daily aggregate notional amount of covered swaps between swap dealers, and swap entities.

In addition, regulations adopted by the prudential regulators require certain banks to include in a range of financial contracts, including derivative and short-term funding transactions terms delaying or restricting a counterparty’s default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact the funds’ use of derivatives.

Additional information about certain swap agreements that the funds may utilize is provided below.

Credit default swap agreements (“CDS”). CDS may have as reference obligations one or more securities that are not currently held by a fund. The protection “buyer” in a CDS is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the CDS provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the CDS in exchange for an equal face amount of deliverable obligations of the reference entity described in the CDS, or the seller may be required to deliver the related net cash amount, if the CDS is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the CDS is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the CDS in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the CDS, provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the CDS. If a fund enters into a CDS, the fund may be required to report the CDS as a “listed transaction” for tax shelter reporting purposes on the fund’s federal income tax return. If the IRS were to determine that the CDS is a tax shelter, a fund could be subject to penalties under the Code.

Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as CDS. The fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the fund’s net assets, the terms of the fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.

A fund also may be authorized to enter into credit default swaps on index tranches. CDS on index tranches give the fund, as a seller of credit protection, the opportunity to take on exposures to specific segments of the CDS index default loss distribution. Each tranche has a different sensitivity to credit risk correlations among entities in the index. One of the main benefits of index tranches is higher liquidity. This has been achieved mainly through standardization, yet it is also due to the liquidity in the single-name CDS and CDS index markets. In contrast, possibly owing to the limited liquidity in the corporate bond market, securities referencing corporate bond indexes have not been traded actively.

CDS involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, CDS are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into CDS only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the CDS is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a CDS will be accrued daily (offset against any amounts owing to the fund). In connection with CDS in which a fund is the buyer, the fund will segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with CDS in which a fund is the seller, the fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the CDS. Such segregation or “earmarking” will ensure that the fund has assets available to satisfy

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its obligations with respect to the transaction and will limit any potential leveraging of the fund’s investments. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

Dividend swap agreements. A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded OTC rather than on an exchange.

Inflation swap agreements. An inflation swap agreement is a contract in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the CPI with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect a fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

Interest rate swap agreements. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap, one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed-upon rate; conversely, in an interest rate floor, one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed-upon rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements. A total return swap agreement is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, by investing in total return commodity swaps, a fund will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

Variance swap agreements. Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Eurodollar Instruments

A fund may be authorized to invest in Eurodollar instruments which typically are dollar-denominated futures contracts or options on those contracts that are linked to LIBOR. In addition, foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise and prior to the expiration date, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “General Characteristics of Options” above and elsewhere in this SAI. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In

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addition, the terms of warrants or rights may limit a fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the fund would otherwise wish.

Non-Standard Warrants and Participatory Notes. From time to time, a fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded OTC and constitute general unsecured contractual obligations of the banks, broker dealers or other financial institutions that issue them. Generally, banks and broker dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes that are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Principal risks—Credit and Counterparty risk” in the Prospectus, as applicable, and “Risk of Hedging and Other Strategic Transactions” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when a fund wishes to sell it.

Risk Associated with Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage passthrough securities and sequential pay CMOs are subject to all of these risks, but typically are not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

The risk of early prepayments is the primary risk associated with IOs, super floaters, other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Derivative debt securities include floating rate securities based on the COFI floaters, other “lagging rate” floating rate securities, capped floaters, mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities, POs, certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and present an especially intense combination of prepayment, extension and interest rate risks.

PAC and TAC CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Risk of Hedging and Other Strategic Transactions

Hedging and other strategic transactions are subject to special risks, including:

■	possible default by the counterparty to the transaction;

■	markets for the securities used in these transactions could be illiquid; and

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■	to the extent a subadvisor’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the fund.

Losses resulting from the use of hedging and other strategic transactions will reduce a fund’s NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.

Options and Futures Transactions. Options transactions are subject to the following additional risks:

■	option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option);

■	calls written on securities that a fund does not own are riskier than calls written on securities owned by the fund because there is no underlying security held by the fund that can act as a partial hedge, and there also is a risk, especially with less liquid securities, that the securities may not be available for purchase; and

■	options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

■	the degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position.

■	futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, it will tend to limit the potential gain that might result from an increase in value.

Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

■	currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated;

■	proxy hedging involves determining the correlation between various currencies. If a subadvisor’s determination of this correlation is incorrect, a fund’s losses could be greater than if the proxy hedging were not used; and

■	foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Risk of Hedging and Other Strategic Transactions Outside the United States

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but also could be adversely affected by:

■	foreign governmental actions affecting foreign securities, currencies or other instruments;

■	less stringent regulation of these transactions in many countries as compared to the United States;

■	the lack of clearing mechanisms and related guarantees in some countries for these transactions;

■	more limited availability of data on which to make trading decisions than in the United States;

■	delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

■	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

■	lower trading volume and liquidity.

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Risk of Additional Government Regulation of Derivatives

It is possible that additional government regulation of various types of derivative instruments, including futures, options on futures and swap agreements, may limit or prevent a fund from using such instruments as part of its investment strategy, which could negatively impact the fund. While many provisions of the Dodd-Frank Act have yet to either be fully implemented or are subject to phase-in periods, any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of a fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. New position limits imposed on a fund or its counterparty may also impact the fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective.

In addition, new Rule 18f-4 (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaces current asset segregation requirements with a new framework for the use of derivatives by registered funds. For funds using a significant amount of derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivative Rule provides an exception for funds with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Funds will be required to comply with the Derivatives Rule starting on a date in 2022 that has yet to be announced.

Use of Segregated and Other Special Accounts

As noted under “Risk of Additional Government Regulation of Derivatives”, on October 28, 2020, the SEC announced it would rescind current derivatives guidance. However, unless the Fund elects to comply early with the Derivatives Rule, the Fund may continue to engage in certain asset segregation practices in accordance with current guidance until rescinded, as described in this subsection. Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund post collateral with counterparties or clearinghouses, and/or segregate cash or other liquid assets with its custodian, or a designated subcustodian, to the extent that the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a fund to pay or deliver securities or assets under a transaction or series of transactions must be covered at all times by: (a) holding the securities, instruments or currency required to meet the fund’s obligations under such transactions or series of transactions; or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

Call Options. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to its obligations under the option.

Put Options. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

OTC Options. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options generally will provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

Currency Contracts. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency generally will require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund’s obligations or to segregate cash or other liquid assets equal to the amount of the fund’s obligations.

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Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

Swaps. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high as or higher than the price of the contract held. Other hedging and strategic transactions also may be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Limitations

A fund will not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, and subject to the requirements noted under “Risk of Additional Government Regulation of Derivatives” and “Use of Segregated and Other Special Accounts”, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent that a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

INVESTMENT RESTRICTIONS

There are two classes of investment restrictions to which a fund is subject in implementing its investment policies: (a) fundamental; and (b) non-fundamental. Fundamental restrictions may be changed only by a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board without shareholder approval.

When submitting an investment restriction change to the holders of a fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to the fund if a majority of the outstanding voting securities of the fund votes for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Fundamental Investment Restrictions

Unless a fund is specifically excepted by the terms of a restriction:

(1) Concentration. A fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Real Estate Securities Fund is not subject to this restriction.

(2) Diversification. Each fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Each fund is subject to this restriction except as otherwise stated in a fund’s Prospectus.

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(3) Borrowing. A fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) Underwriting. A fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5) Real Estate. A fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

(6) Commodities. A fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7) Loans. A fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8) Senior Securities. A fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

For purposes of Fundamental Restriction No. 8, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.

Additional Information Regarding Fundamental Restrictions

Concentration. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry. With respect to a fund’s investment in loan participations, if any, the fund treats both the borrower and the financial intermediary under a loan participation as issuers for purposes of determining whether the fund has concentrated in a particular industry. For purposes of each fund of funds’ fundamental restriction regarding concentration, the fund of funds will take into account the concentration policies of the underlying funds in which it invests.

Diversification. A diversified fund, as to at least 75% of the value of its total assets, generally may not, except with respect to government securities and securities of other investment companies, invest more than 5% of its total assets in the securities, or own more than 10% of the outstanding voting securities, of any one issuer. In determining the issuer of a municipal security, each state, each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

Borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (a fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices, and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

Senior Securities. “Senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a fund is permitted to borrow from a

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bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of a fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of a fund’s total assets). In the event that such asset coverage falls below this percentage, a fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. In addition, the recent adoption of the Derivatives Rule may impact how the Fund uses senior securities and other investments, but the Fund is not required to comply with those requirements until 2022. See “Risk of Additional Government Regulation of Derivatives” for additional information.

Non-Fundamental Investment Restrictions

Unless a fund is specifically excepted by the terms of a restriction, each fund will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.

(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation. Notwithstanding the foregoing, Opportunistic Fixed Income Fund will engage in short selling to the extent permitted by federal securities laws and rules and interpretations thereunder.

(11) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the fund, except in an amount of not more than 10%* of the value of the fund’s total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

*33¹/3% in the case of Blue Chip Growth, Core Bond, Equity Income, Mid Cap Stock, New Opportunities, Science & Technology, Small Cap Value, Small Cap Growth, Strategic Income Opportunities, and U.S. High Yield Bond.

For purposes of restriction (11), “other strategic transactions” can include short sales and derivative transactions intended for non-hedging purposes.

Except with respect to the fundamental investment restriction on borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in a subadvisor’s assessment of the security), or change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of a fund’s investment portfolio, resulting from market fluctuations or other changes in a fund’s total assets will not require the fund to dispose of an investment until a subadvisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, a subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.

Investment Policy that May Be Changed Only on 60 Days’ Notice to Shareholders or with Shareholder Approval

In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy for each of Asia Pacific Total Return Bond Fund, Blue Chip Growth Fund, Core Bond Fund, Emerging Markets Fund, Emerging Markets Debt Fund, Equity Income Fund, Floating Rate Income Fund, Fundamental Global Franchise Fund, Global Equity Fund, Health Sciences Fund, High Yield Fund, International Small Company Fund, International Strategic Equity Allocation Fund, Mid Cap Stock Fund, Opportunistic Fixed Income Fund, Real Estate Securities Fund, Science & Technology Fund, Small Cap Value Fund, Small Cap Growth Fund, Strategic Income Opportunities Fund, U.S. High Yield Bond Fund, and U.S. Sector Rotation Fund is subject to change only upon 60 days’ prior notice to shareholders. Refer to the applicable Prospectus for each fund’s “Principal investment strategies.”

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or

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sales of portfolio securities during the fiscal period by the monthly average of the value of the fund’s portfolio securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including among others, portfolio adjustments made in response to market conditions. The portfolio turnover rates for the funds for the fiscal periods ended August 31, 2020 and August 31, 2019 were as follows:

Fund	2020%	2019%
Alternative Asset Allocation Fund	37	39
Asia Pacific Total Return Bond Fund	48	60
Blue Chip Growth Fund	28	38
Capital Appreciation Fund	47	50
Capital Appreciation Value Fund	79	63
Core Bond Fund	347	447
Emerging Markets Fund	14	13
Emerging Markets Debt Fund	24	7
Equity Income Fund	31	26
Floating Rate Income Fund	81	120
Fundamental Global Franchise Fund	49	26
Global Equity Fund	74	18
Health Sciences Fund	47	42
High Yield Fund	81	51
International Small Company Fund	22	15
International Strategic Equity Allocation Fund	76	57
Mid Cap Stock Fund	86	61
Mid Value Fund	45	42
Multi-Asset High Income Fund	42	29
Multi-Index Lifestyle Aggressive Portfolio	21	14
Multi-Index Lifestyle Balanced Portfolio	42	21
Multi-Index Lifestyle Conservative Portfolio	57	21
Multi-Index Lifestyle Growth Portfolio	32	13
Multi-Index Lifestyle Moderate Portfolio	48	21
Multi-Index 2010 Lifetime Portfolio	96	35
Multi-Index 2015 Lifetime Portfolio	99	27
Multi-Index 2020 Lifetime Portfolio	78	24
Multi-Index 2025 Lifetime Portfolio	62	25

Fund	2020%	2019%
Multi-Index 2030 Lifetime Portfolio	45	24
Multi-Index 2035 Lifetime Portfolio	42	19
Multi-Index 2040 Lifetime Portfolio	41	18
Multi-Index 2045 Lifetime Portfolio	33	19
Multi-Index 2050 Lifetime Portfolio	30	19
Multi-Index 2055 Lifetime Portfolio	28	18
Multi-Index 2060 Lifetime Portfolio	32	13
Multi-Index Income Preservation Portfolio	63	11
Multi-Index 2025 Preservation Portfolio	44	17
Multi-Index 2030 Preservation Portfolio	47	22
Multi-Index 2035 Preservation Portfolio	38	19
Multi-Index 2040 Preservation Portfolio	36	18
Multi-Index 2045 Preservation Portfolio	35	16
Multi-Index 2050 Preservation Portfolio	36	16
Multi-Index 2055 Preservation Portfolio	31	13
Multi-Index 2060 Preservation Portfolio	31	11
Multimanager 2010 Lifetime Portfolio	46	48
Multimanager 2015 Lifetime Portfolio	41	41
Multimanager 2020 Lifetime Portfolio	37	40
Multimanager 2025 Lifetime Portfolio	35	39
Multimanager 2030 Lifetime Portfolio	33	40
Multimanager 2035 Lifetime Portfolio	34	34
Multimanager 2040 Lifetime Portfolio	33	33
Multimanager 2045 Lifetime Portfolio	32	33
Multimanager 2050 Lifetime Portfolio	31	31
Multimanager 2055 Lifetime Portfolio	30	29
Multimanager 2060 Lifetime Portfolio	27	27
New Opportunities Fund	25	73
Opportunistic Fixed Income Fund[1]	224	53
Real Estate Securities Fund	133	132
Science & Technology Fund	116	110
Small Cap Growth Fund	98	101
Small Cap Value Fund	46	29
Strategic Equity Allocation Fund	96	80
Strategic Income Opportunities Fund	73	84
U.S. High Yield Bond Fund	82	41
U.S. Sector Rotation Fund	113	92
1	Opportunistic Fixed Income Fund experienced increased portfolio turnover as a result of a change in the fund’s subadvisor, which led to a portfolio repositioning during the fiscal period ended August 31, 2020.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Trust an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined in the 1940 Act) of the funds or the Trust (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the funds or the Trust and

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who execute policies formulated by the Trustees. Several of the Trustees and officers of the Trust also are officers or directors of the Advisor or the Distributor. Each Trustee oversees all of the funds and other funds in the John Hancock Fund Complex (as defined below).

The tables below present certain information regarding the Trustees and officers of the Trust, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of the Trust (each a “Non-Independent Trustee”) and the Independent Trustees. As of August 31, 2020, the “John Hancock Fund Complex” consisted of 195 funds (including separate series of series mutual funds).Each Trustee, other than Andrew G. Arnott, James R. Boyle, Marianne Harrison, and Frances G. Rathke, was most recently elected to serve on the Board at a shareholder meeting held on November 15, 2012. The Board appointed Mr. Arnott and Ms. Harrison to serve as Non-Independent Trustees on June 20, 2017 and June 19, 2018, respectively, and Ms. Rathke to serve as Independent Trustee on September 15, 2020. In addition, although James R. Boyle initially was designated a Non-Independent Trustee, as of March 22, 2018, he is considered an Independent Trustee. The address of each Trustee and officer of the Trust is 200 Berkeley Street, Boston, Massachusetts 02116.

Name (Birth Year)	Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Non-Independent Trustees
Andrew G. Arnott[2] (1971)	Trustee (since 2017); President (since 2014); Executive Vice President (2007–2014, including prior positions)

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2017).

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Marianne Harrison[2] (1963)	Trustee (since 2018)

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017–2019); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013).

Trustee of various trusts within the John Hancock Fund Complex (since 2018).

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1	Because the Trust does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
2	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
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Name (Birth Year)	Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
Charles L. Bardelis (1941)	Trustee (since 2005)	Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).	195
James R. Boyle (1959)	Trustee (since 2015)

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010).

Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

			195
Peter S. Burgess (1942)	Trustee (since 2005)	Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).	195
William H. Cunningham (1944)	Trustee (2005–2006 and since 2012)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	195
Grace K. Fey (1946)	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	195
Deborah C. Jackson (1952)	Trustee (since 2012)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Hassell H. McClellan (1945)	Trustee (since 2005) and Chairperson of the Board (since 2017)	Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	195
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Name (Birth Year)	Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
James M. Oates (1946)	Trustee (since 2005)	Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005–2016) of various trusts within the John Hancock Fund Complex.	195
Steven R. Pruchansky (1944)	Trustee and Vice Chairperson of the Board (since 2012)

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

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Frances G. Rathke (1960)	Trustee (since 2020)

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001–2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989–2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982–1989).

Trustee of various trusts within the John Hancock Fund Complex (since 2020).

195
Gregory A. Russo (1949)	Trustee (since 2012)

Director and Audit Committee Chairman (2012–2020), and Member, Audit Committee and Finance Committee (2011–2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee of various trusts within the John Hancock Fund Complex (since 2008).

195
1	Because the Trust does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Principal Officers who are not Trustees

The following table presents information regarding the current principal officers of the Trust who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of

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the officers is an affiliated person of the Advisor. All of the officers listed are officers or employees of the Advisor or its affiliates. All of the officers also are officers of all of the other funds for which the Advisor serves as investment advisor.

Name (Birth Year)	Position(s) with the Trust[1]	Principal Occupation(s) During Past 5 Years
Charles A. Rizzo (1957)	Chief Financial Officer (since 2007)

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone (1965)	Treasurer (2007–2009 and since 2010, including prior positions)

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018); Assistant Secretary (2009–2018)

Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Variable Trust Advisers LLC; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg (1979)	Chief Compliance Officer (since 2020)

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018 – 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019 – 2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016 – 2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016 – 2019); Vice President, State Street Global Advisors (2015 – 2016).

1	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

Additional Information about the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills with respect to the Trust. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the funds and the other funds in the John Hancock Fund Complex in a manner consistent with the best interests of the funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees

Charles L. Bardelis – As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle – Through his former positions as chairman and director of the Advisor, position as a senior executive of MFC, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Boyle has leadership and operational experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board. He also has experience as a senior executive of healthcare and insurance companies, and an auditor.

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Peter S. Burgess – As a financial consultant, Certified Public Accountant, and former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham – Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey – Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.

Deborah C. Jackson – Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, and non-profit entities.

Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a current director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates – As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of one bank and president and chief operating officer of another bank. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky – Mr. Pruchansky has entrepreneurial, executive and financial experience as a senior officer and chief executive of business in the retail, service and distribution companies and a current and former director of real estate and banking companies.

Frances G. Rathke – Through her former positions in senior financial roles, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.

Gregory A. Russo – As a retired Certified Public Accountant, Mr. Russo served as a partner and Global Vice Chairman in a major independent registered public accounting firm as well as a member of its geographic boards of directors and International Executive Team. He has also served on a number of boards of directors for various operating entities. As a result of Mr. Russo’s diverse global responsibilities, he possesses accounting, finance and executive operating experience.

Non-Independent Trustees

Andrew G. Arnott – Through his positions as Executive Vice President of John Hancock Financial Services; Director and Executive Vice President of the Advisor and an affiliated investment advisor, John Hancock Variable Trust Advisers LLC; President of John Hancock Investment Management Distributors LLC; and President of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Marianne Harrison – Through her position as President and CEO, John Hancock, and previous experience as President and CEO, Manulife Canadian Division, President and General Manager for John Hancock Long-Term Care Insurance, and Executive Vice President and Controller for Manulife, Ms. Harrison has experience as a strategic business builder expanding product offerings and distribution, enabling her to provide management input to the Board.

Duties of Trustees; Committee Structure

TheTrust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and

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“Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met seven times during the fiscal year ended August 31, 2020.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Harrison and Messrs. Arnott and Boyle, as current or former senior executives of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee. The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess, and Oates, and Ms. Rathke). Mr. Burgess serves as Chairperson of this Committee. This Committee reviews the internal and external accounting and auditing procedures of the Trust and, among other things, considers the selection of an independent registered public accounting firm for the Trust, approves all significant services proposed to be performed by its independent registered public accounting firm and considers the possible effect of such services on its independence. This Committee met four times during the fiscal year ended August 31, 2020.

Compliance Committee. The Board also has a standing Compliance Committee (Mses. Fey and Jackson and Mr. Cunningham). Ms. Fey serves as Chairperson of this Committee. This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. This Committee met four times during the fiscal year ended August 31, 2020.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Messrs. Boyle, Pruchansky, and Russo). Mr. Russo serves as Chairperson of this Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the funds. This Committee met four times during the fiscal year ended August 31, 2020.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston,

76

Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee. This Committee met four times during the fiscal year ended August 31, 2020.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has five subcommittees with the Trustees divided among the five subcommittees (each an “Investment Sub-Committee”). Ms. Jackson and Messrs. Bardelis, Boyle, Cunningham, and Oates serve as Chairpersons of the Investment Sub-Committees. Each Investment Sub-Committee reviews investment matters relating to a particular group of funds in the John Hancock Fund Complex and coordinates with the full Board regarding investment matters. The Investment Committee met five times during the fiscal year ended August 31, 2020.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the funds’ risk management activities that are implemented by the Advisor, the funds’ CCO and other service providers to the funds. The Advisor has primary responsibility for the funds’ risk management on a day-to-day basis as a part of its overall responsibilities. Each fund’s subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the funds and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of five Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the funds’ subadvisors to receive reports regarding management of the funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the funds’ financial reporting. In addition, this Committee oversees the process of each fund’s valuation of its portfolio securities, assisted by the funds’ Pricing Committee (composed of officers of the Trust), which calculates fair value determinations pursuant to procedures adopted by the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the funds, the Advisor, the subadvisors, and certain of the funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the funds. This Committee reviews reports from the funds’ Advisor on a periodic basis regarding the risks facing the funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems

77

appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees

Trustees are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Fund Complex an annual retainer of $240,000, a fee of $22,000 for each regular meeting of the Trustees (in person or via videoconference or teleconference) and a fee of $5,000 for each special meeting of the Trustees (in person or via videoconference or teleconference). The Chairperson of the Board receives an additional retainer of $160,000. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following table provides information regarding the compensation paid by the Trust and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during the fiscal year ended August 31, 2020.

Compensation Table[1]
Name of Trustee	Total Compensation from JHF II ($)	Total Compensation from JHF II and the John Hancock Fund Complex[2] ($)
Independent Trustees
Charles L. Bardelis	129,104	410,000
James R. Boyle	129,104	410,000
Peter S. Burgess	136,150	430,000
William H. Cunningham	129,104	410,000
Grace K. Fey	136,150	430,000
Deborah C. Jackson	129,104	410,000
Hassell H. McClellan	178,432	550,000
James M. Oates	129,104	410,000
Steven R. Pruchansky	129,104	410,000
Frances G. Rathke[3]	0	0
Gregory A. Russo	136,150	430,000
Non-Independent Trustees
Andrew G. Arnott	0	0
Marianne Harrison	0	0
1	The Trust does not have a pension or retirement plan for any of its Trustees or officers.
2	There were approximately 195 series in the John Hancock Fund Complex as of August 31, 2020.
3	Appointed to serve as Trustee effective as of September 15, 2020.
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Trustee Ownership of Shares of the Fund

The table below sets forth the dollar range of the value of the shares of each fund (only funds in which the Trustees owned shares is listed), and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2019. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, dollar ranges are identified.

Name of Trustees	Alternative Asset Allocation Fund	Blue Chip Growth Fund	Emerging Markets Debt Fund	Emerging Markets Fund	Equity Income Fund
Independent Trustees
Charles L. Bardelis	None	None	None	None	None
James R. Boyle	None	None	None	None	None
Peter S. Burgess	None	None	None	None	None
William H. Cunningham	None	None	None	None	None
Grace K. Fey	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None
Hassell H. McClellan	None	None	None	None	None
James M. Oates	None	$50,001 - $100,000	None	None	None
Steven R. Pruchansky	None	$10,001 - $50,000	None	None	None
Frances G. Rathke[1]	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	$10,001 - $50,000	None
Marianne Harrison	None	None	None	None	None
1	Appointed to serve as Trustee effective as of September 15, 2020.

Name of Trustees	Floating Rate Income Fund	Fundamental Global Franchise Fund	Global Equity Fund	International Small Company Fund	Multi-Asset High Income Fund
Independent Trustees
Charles L. Bardelis	None	None	None	None	None
James R. Boyle	None	None	None	None	None
Peter S. Burgess	None	None	None	None	None
William H. Cunningham	None	None	None	None	None
Grace K. Fey	None	None	None	None	None
Deborah C. Jackson	None	None	$10,001 - $50,000	None	None
Hassell H. McClellan	None	None	None	None	None
James M. Oates	None	None	None	$10,001 - $50,000	None
Steven R. Pruchansky	None	None	$1 - $10,000	None	None
Frances G. Rathke[1]	None	None	None	None	None
Gregory A. Russo	None	None	$10,001 - $50,000	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None
Marianne Harrison	None	None	None	None	None
1	Appointed to serve as Trustee effective as of September 15, 2020.
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Name of Trustees	Multi-Index 2010 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio
Independent Trustees
Charles L. Bardelis	None	None	None	None	None
James R. Boyle	None	None	None	None	None
Peter S. Burgess	None	None	None	None	None
William H. Cunningham	None	None	None	None	None
Grace K. Fey	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None
Hassell H. McClellan	None	None	None	None	None
James M. Oates	None	None	None	None	None
Steven R. Pruchansky	None	None	None	None	None
Frances G. Rathke[1]	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None
Marianne Harrison	None	None	None	None	None
1	Appointed to serve as Trustee effective as of September 15, 2020.

Name of Trustees	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2045 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio
Independent Trustees
Charles L. Bardelis	None	None	None	None	None
James R. Boyle	None	None	None	None	None
Peter S. Burgess	None	None	None	None	None
William H. Cunningham	None	None	None	None	None
Grace K. Fey	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None
Hassell H. McClellan	None	None	None	None	None
James M. Oates	None	None	None	None	None
Steven R. Pruchansky	None	None	None	None	None
Frances G. Rathke[1]	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None
Marianne Harrison	None	None	None	None	None
1	Appointed to serve as Trustee effective as of September 15, 2020.

Name of Trustees	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2065 Lifetime Portfolio	Multi-Index Income Preservation Portfolio	Multi-Index 2025 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio
Independent Trustees
Charles L. Bardelis	None	None	None	None	None
James R. Boyle	None	None	None	None	None
Peter S. Burgess	None	None	None	None	None
William H. Cunningham	None	None	None	None	None
Grace K. Fey	None	None	None	None	None
80

Name of Trustees	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2065 Lifetime Portfolio	Multi-Index Income Preservation Portfolio	Multi-Index 2025 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio
Deborah C. Jackson	None	None	None	None	None
Hassell H. McClellan	None	None	None	None	None
James M. Oates	None	None	None	None	None
Steven R. Pruchansky	None	None	None	None	None
Frances G. Rathke[1]	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None
Marianne Harrison	None	None	None	None	None
1	Appointed to serve as Trustee effective as of September 15, 2020.

Name of Trustees	Multi-Index 2035 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio	Multi-Index 2045 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio
Independent Trustees
Charles L. Bardelis	None	None	None	None	None
James R. Boyle	None	None	None	None	None
Peter S. Burgess	None	None	None	None	None
William H. Cunningham	None	None	None	None	None
Grace K. Fey	None	None	None	None	None
Thomas S. Hoffman	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None
Hassell H. McClellan	None	None	None	None	None
James M. Oates	None	None	None	None	None
Steven R. Pruchansky	None	None	None	None	None
Frances G. Rathke[1]	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None
Marianne Harrison	None	None	None	None	None
1	Appointed to serve as Trustee effective as of September 15, 2020.

Name of Trustees	Multi-Index 2060 Preservation Portfolio	Multi-Index 2065 Preservation Portfolio	Multimanager 2010 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio
Independent Trustees
Charles L. Bardelis	None	None	None	None	None	None
James R. Boyle	None	None	None	None	None	None
Peter S. Burgess	None	None	None	None	None	None
William H. Cunningham	None	None	None	None	None	None
Grace K. Fey	None	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None	None
Hassell H. McClellan	None	None	None	None	None	None
James M. Oates	None	None	None	None	None	None
81

Name of Trustees	Multi-Index 2060 Preservation Portfolio	Multi-Index 2065 Preservation Portfolio	Multimanager 2010 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio
Steven R. Pruchansky	None	None	None	None	None	None
Frances G. Rathke[1]	None	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None	None
Marianne Harrison	None	None	None	None	None	None
1	Appointed to serve as Trustee effective as of September 15, 2020.

Name of Trustees	Multimanager 2030 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio
Independent Trustees
Charles L. Bardelis	None	None	None	None	None
James R. Boyle	None	None	None	None	None
Peter S. Burgess	None	None	None	None	None
William H. Cunningham	None	None	None	None	None
Grace K. Fey	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None
Hassell H. McClellan	None	None	None	None	None
James M. Oates	None	None	None	None	None
Steven R. Pruchansky	None	None	None	None	None
Frances G. Rathke[1]	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None
Marianne Harrison	None	None	None	None	None
1	Appointed to serve as Trustee effective as of September 15, 2020.

Name of Trustees	Multimanager 2055 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio	Multimanager 2065 Lifetime Portfolio	Multimanager Lifestyle Aggressive Portfolio	Multimanager Lifestyle Balanced Portfolio	Multimanager Lifestyle Conservative Portfolio
Independent Trustees
Charles L. Bardelis	None	None	None	None	None	None
James R. Boyle	None	None	None	None	None	None
Peter S. Burgess	None	None	None	None	None	None
William H. Cunningham	None	None	None	$10,001 - $50,000	None	None
Grace K. Fey	None	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None	None
Hassell H. McClellan	None	None	None	None	None	None
James M. Oates	None	None	None	None	None	None
Steven R. Pruchansky	None	None	None	None	None	None
82

Name of Trustees	Multimanager 2055 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio	Multimanager 2065 Lifetime Portfolio	Multimanager Lifestyle Aggressive Portfolio	Multimanager Lifestyle Balanced Portfolio	Multimanager Lifestyle Conservative Portfolio
Frances G. Rathke[1]	None	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None	$1 - $10,000
Marianne Harrison	None	None	None	None	None	None
1	Appointed to serve as Trustee effective as of September 15, 2020.

Name of Trustees	Multimanager Lifestyle Growth Portfolio	Multimanager Lifestyle Moderate Portfolio	New Opportunities Fund
Independent Trustees
Charles L. Bardelis	None	None	None
James R. Boyle	None	None	None
Peter S. Burgess	Over $100,000	None	None
William H. Cunningham	$10,001 - $50,000	None	None
Grace K. Fey	None	None	None
Deborah C. Jackson	None	None	None
Hassell H. McClellan	None	None	None
James M. Oates	None	None	None
Steven R. Pruchansky	None	None	$10,001 - $50,000
Frances G. Rathke[1]	None	None	None
Gregory A. Russo	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None
Marianne Harrison	Over $100,000	None	None
1	Appointed to serve as Trustee effective as of September 15, 2020.

Name of Trustees	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Opportunities Fund	Total — John Hancock Fund Complex
Independent Trustees
Charles L. Bardelis	None	None	None	Over $100,000
James R. Boyle	None	None	None	Over $100,000
Peter S. Burgess	None	None	None	Over $100,000
William H. Cunningham	None	None	None	Over $100,000
Grace K. Fey	None	None	None	Over $100,000
Deborah C. Jackson	None	None	$10,001 - $50,000	Over $100,000
Hassell H. McClellan	None	None	None	Over $100,000
James M. Oates	None	None	None	Over $100,000
Steven R. Pruchansky	None	None	None	Over $100,000
Frances G. Rathke[1]	None	None	None	None
Gregory A. Russo	None	None	None	Over $100,000
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None
83

Name of Trustees	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Opportunities Fund	Total — John Hancock Fund Complex
Marianne Harrison	None	None	None	None
1	Appointed to serve as Trustee effective as of September 15, 2020.

SHAREHOLDERS OF THE FUNDS

As of December 1, 2020, all the Class 1 shares of the funds were held by JHLICO U.S.A. and JHLICO New York on behalf of certain of their separate accounts that are used to fund group annuity contracts issued to qualified retirement plans and that are not registered under the 1940 Act in reliance on the exception provided by Section 3(c)(11) of that Act.

JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 201 Townsend Street, Suite 900, Lansing, Michigan 48933. JHLICO New York is a stock life insurance company organized under the laws of New York. Its principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO U.S.A. and JHLICO New York is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company, a Canadian stock life insurance company. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries. The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Class NAV shares are held principally by the funds of funds and interests in the John Hancock Freedom 529 Plan, including the Education Trust of Alaska.

To the best knowledge of the Trust, as of December 1, 2020, the Trustees and officers of the Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of each fund.

To the best knowledge of the Trust, as of December 1, 2020, the following shareholders (principal holders) owned beneficially or of record 5% or more of the outstanding shares of the funds and classes stated below. A shareholder who owns beneficially more than 25% of any class of a fund is deemed to be a control person of that class and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting that share class.

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
ALTERNATIVE ASSET ALLOCATION FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.73%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.55%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.06%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	10.04%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.63%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	8.50%	RECORD
84

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
ALTERNATIVE ASSET ALLOCATION FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.11%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	24.30%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	17.12%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	13.59%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.08%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.15%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	37.60%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	23.42%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.88%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.74%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R2	CAPITAL BANK & TRUST CO TTEE FBO NICKLE ELECTRICAL COMPANIES 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	16.72%	BENEFICIAL
ALTERNATIVE ASSET ALLOCATION FUND	R2	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	11.92%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R2	MID ATLANTIC TRUST COMPANY FBO ECONOMIC DEVELOPMENT GROWTH 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	11.39%	BENEFICIAL
85

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
ALTERNATIVE ASSET ALLOCATION FUND	R2	ASCENSUS TRUST COMPANY FBO RITRON INC 401(K) PSP II PO BOX 10577 FARGO ND 58106-0577	10.53%	BENEFICIAL
ALTERNATIVE ASSET ALLOCATION FUND	R2	PAI TRUST COMPANY INC JASWAL PROFESSIONAL SERVICES CORP 1300 ENTERPRISE DR DE PERE WI 54115-4934	6.64%	BENEFICIAL
ALTERNATIVE ASSET ALLOCATION FUND	R2	MID ATLANTIC TRUST COMPANY FBO PASCACK DATA SERVICES INC 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.55%	BENEFICIAL
ALTERNATIVE ASSET ALLOCATION FUND	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	64.85%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R4	MATRIX TRUST COMPANY CUST FBO LOWELL AREA SCHOOLS 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	35.15%	BENEFICIAL
ALTERNATIVE ASSET ALLOCATION FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	31.17%	BENEFICIAL
ALTERNATIVE ASSET ALLOCATION FUND	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.23%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.38%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R6	MAC & CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	7.85%	BENEFICIAL
ALTERNATIVE ASSET ALLOCATION FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.19%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R6	ING LIFE INSURANCE & ANNUITY CO LISA GILARDE 1 ORANGE WAY WINDSOR CT 06095-4773	5.46%	BENEFICIAL
ASIA PACIFIC TOTAL RETURN BOND FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	46.32%	BENEFICIAL
86

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
ASIA PACIFIC TOTAL RETURN BOND FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	28.78%	BENEFICIAL
ASIA PACIFIC TOTAL RETURN BOND FUND	NAV	JHF II MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	24.73%	BENEFICIAL
BLUE CHIP GROWTH FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	94.48%	BENEFICIAL
BLUE CHIP GROWTH FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	5.52%	BENEFICIAL
BLUE CHIP GROWTH FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	63.25%	RECORD
BLUE CHIP GROWTH FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.15%	RECORD
BLUE CHIP GROWTH FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	31.30%	RECORD
BLUE CHIP GROWTH FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19.08%	RECORD
BLUE CHIP GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.02%	RECORD
BLUE CHIP GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	9.42%	RECORD
BLUE CHIP GROWTH FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.29%	RECORD
BLUE CHIP GROWTH FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	34.52%	BENEFICIAL
BLUE CHIP GROWTH FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	24.84%	BENEFICIAL
BLUE CHIP GROWTH FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	14.12%	BENEFICIAL
87

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
CAPITAL APPRECIATION FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	92.76%	BENEFICIAL
CAPITAL APPRECIATION FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	7.24%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	27.27%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST JENNISON CAPITAL APPRECIATION 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	22.36%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2021-2024 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	19.97%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	18.53%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	15.68%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO – COLLEGE 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	12.98%	BENEFICIAL
CAPITAL APPRRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2029-2032 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	12.88%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	10.79%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO EQUITY 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	9.09%	BENEFICIAL
CAPITAL APPRECITION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2033-2036 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	6.43%	BENEFICIAL
CAPITAL APPRECIATION VALUE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	29.81%	BENEFICIAL
88

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
CAPITAL APPRECIATION VALUE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	29.23%	BENEFICIAL
CAPITAL APPRECIATION VALUE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	9.55%	BENEFICIAL
CAPITAL APPRECIATION VALUE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	9.18%	BENEFICIAL
CORE BOND FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	96.20%	BENEFICIAL
CORE BOND FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	3.80%	BENEFICIAL
CORE BOND FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2021-2024 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	37.36%	BENEFICIAL
CORE BOND FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO – COLLEGE 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	27.62%	BENEFICIAL
CORE BOND FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	23.82%	BENEFICIAL
CORE BOND FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	22.65%	BENEFICIAL
CORE BOND FUND	NAV	JHF II MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	17.42%	BENEFICIAL
CORE BOND FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	14.63%	BENEFICIAL
CORE BOND FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	11.53%	BENEFICIAL
CORE BOND FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2029-2032 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	6.89%	BENEFICIAL
89

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
CORE BOND FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST FIXED INCOME PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	5.24%	BENEFICIAL
EMERGING MARKETS DEBT FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	18.22%	RECORD
EMERGING MARKETS DEBT FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.90%	RECORD
EMERGING MARKETS DEBT FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.15%	RECORD
EMERGING MARKETS DEBT FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.50%	RECORD
EMERGING MARKETS DEBT FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	30.62%	RECORD
EMERGING MARKETS DEBT FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO DUNE VIEW GARDENS INC SIMPLE IRA FBO TERI A HURLEY 334 FLYING POINT RD WATER MILL NY 11976-3406	17.03%	BENEFICIAL
EMERGING MARKETS DEBT FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	14.31%	RECORD
EMERGING MARKETS DEBT FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	10.23%	RECORD
EMERGING MARKETS DEBT FUND	C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.64%	RECORD
EMERGING MARKETS DEBT FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	76.36%	RECORD
EMERGING MARKETS DEBT FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.98%	RECORD
EMERGING MARKETS DEBT FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.00%	RECORD
90

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
EMERGING MARKETS DEBT FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	36.97%	BENEFICIAL
EMERGING MARKETS DEBT FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	20.86%	BENEFICIAL
EMERGING MARKETS DEBT FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	13.88%	BENEFICIAL
EMERGING MARKETS DEBT FUND	NAV	JHF II MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	12.62%	BENEFICIAL
EMERGING MARKETS DEBT FUND	R2	ASCENSUS TRUST COMPANY FBO CONTROL TECHNOLOGY INC 401(K) PLA PO BOX 10758 FARGO ND 58106-0758	47.73%	BENEFICIAL
EMERGING MARKETS DEBT FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	32.20%	BENEFICIAL
EMERGING MARKETS DEBT FUND	R2	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	20.06%	RECORD
EMERGING MARKETS DEBT FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	54.77%	BENEFICIAL
EMERGING MARKETS DEBT FUND	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2018-2019 MAM US DEF INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	21.72%	RECORD
EMERGING MARKETS DEBT FUND	R6	MANULIFE INVESTMENT MANAGEMENT (US) LLC 2019-2020 MIM US DEF INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	14.47%	RECORD
EMERGING MARKETS DEBT FUND	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2017/2018 MAM US DEF INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	7.74%	RECORD
EMERGING MARKETS FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	76.51%	RECORD
EMERGING MARKETS FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	38.57%	RECORD
91

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
EMERGING MARKETS FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	19.98%	RECORD
EMERGING MARKETS FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.07%	RECORD
EMERGING MARKETS FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	83.86%	RECORD
EMERGING MARKETS FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.37%	RECORD
EMERGING MARKETS FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	99.26%	RECORD
EQUITY-INCOME FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	94.41%	BENEFICIAL
EQUITY-INCOME FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	5.59%	BENEFICIAL
EQUITY-INCOME FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	79.33%	RECORD
EQUITY-INCOME FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	64.58%	RECORD
EQUITY-INCOME FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.13%	RECORD
EQUITY-INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.41%	RECORD
EQUITY-INCOME FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	35.20%	BENEFICIAL
EQUITY-INCOME FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	24.76%	BENEFICIAL
EQUITY-INCOME FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	14.21%	BENEFICIAL
92

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
FLOATING RATE INCOME FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.18%	BENEFICIAL
FLOATING RATE INCOME FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.82%	BENEFICIAL
FLOATING RATE INCOME FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	19.54%	RECORD
FLOATING RATE INCOME FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.46%	RECORD
FLOATING RATE INCOME FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.38%	RECORD
FLOATING RATE INCOME FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.05%	RECORD
FLOATING RATE INCOME FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.74%	RECORD
FLOATING RATE INCOME FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.33%	RECORD
FLOATING RATE INCOME FUND	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.10%	RECORD
FLOATING RATE INCOME FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	20.92%	RECORD
FLOATING RATE INCOME FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	15.25%	RECORD
FLOATING RATE INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.10%	RECORD
FLOATING RATE INCOME FUND	C	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.93%	RECORD
93

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
FLOATING RATE INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.78%	RECORD
FLOATING RATE INCOME FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.04%	RECORD
FLOATING RATE INCOME FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.32%	RECORD
FLOATING RATE INCOME FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	26.72%	RECORD
FLOATING RATE INCOME FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.46%	RECORD
FLOATING RATE INCOME FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.86%	RECORD
FLOATING RATE INCOME FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.48%	RECORD
FLOATING RATE INCOME FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.22%	RECORD
FLOATING RATE INCOME FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.48%	RECORD
FLOATING RATE INCOME FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	37.71%	BENEFICIAL
FLOATING RATE INCOME FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	20.87%	BENEFICIAL
FLOATING RATE INCOME FUND	NAV	JHF II MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	18.19%	BENEFICIAL
FLOATING RATE INCOME FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	16.82%	BENEFICIAL
FLOATING RATE INCOME FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	93.36%	RECORD
94

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
FUNDAMENTAL GLOBAL FRANCHISE FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.59%	RECORD
FUNDAMENTAL GLOBAL FRANCHISE FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.92%	RECORD
FUNDAMENTAL GLOBAL FRANCHISE FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	90.59%	RECORD
FUNDAMENTAL GLOBAL FRANCHISE FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	8.07%	RECORD
FUNDAMENTAL GLOBAL FRANCHISE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	31.35%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	29.05%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	9.60%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	8.41%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	R6	MANULIFE INVESTMENT MANAGEMENT (US) LLC 2019-2020 MIM US DEF INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	27.83%	RECORD
FUNDAMENTAL GLOBAL FRANCHISE FUND	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2017/2018 MAM US DEF INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	26.35%	RECORD
FUNDAMENTAL GLOBAL FRANCHISE FUND	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2018-2019 MAM US DEF INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	22.95%	RECORD
FUNDAMENTAL GLOBAL FRANCHISE FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	14.59%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	R6	JONATHAN T WHITE 227 WATERMAN HILL RD NORWICH VT 05055-9687	6.37%	BENEFICIAL
GLOBAL EQUITY FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.51%	RECORD
95

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
GLOBAL EQUITY FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	9.59%	RECORD
GLOBAL EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.75%	RECORD
GLOBAL EQUITY FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.52%	RECORD
GLOBAL EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	17.60%	RECORD
GLOBAL EQUITY FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.20%	RECORD
GLOBAL EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	6.07%	RECORD
GLOBAL EQUITY FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	5.81%	RECORD
GLOBAL EQUITY FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	35.96%	RECORD
GLOBAL EQUITY FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	18.30%	RECORD
GLOBAL EQUITY FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.24%	RECORD
GLOBAL EQUITY FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.12%	RECORD
GLOBAL EQUITY FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	32.94%	BENEFICIAL
GLOBAL EQUITY FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	29.34%	BENEFICIAL
GLOBAL EQUITY FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	10.99%	BENEFICIAL
96

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
GLOBAL EQUITY FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	8.53%	BENEFICIAL
GLOBAL EQUITY FUND	R2	ASCENSUS TRUST COMPANY FBO KALE WINES 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	68.78%	BENEFICIAL
GLOBAL EQUITY FUND	R2	ASCENSUS TRUST COMPANY FBO HANS J MANSETH CFP - 401K P/S PLAN PO BOX 10758 FARGO ND 58106-0758	17.21%	BENEFICIAL
GLOBAL EQUITY FUND	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	82.52%	BENEFICIAL
GLOBAL EQUITY FUND	R4	MATRIX TRUST COMPANY CUST FBO BARBERS HILL ISD (TX) 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	12.07%	BENEFICIAL
GLOBAL EQUITY FUND	R4	MATRIX TRUST COMPANY CUST FBO VANCOUVER SD #37 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.41%	BENEFICIAL
GLOBAL EQUITY FUND	R6	NORTHERN TR CO CUST FBO SANTA BARBARA COTTAGE HOS TR A/C PO BOX 92956 CHICAGO IL 60675-2956	18.80%	BENEFICIAL
GLOBAL EQUITY FUND	R6	THE NORTHERN TRUST COMPANY CUSTODIA ZZWARF-BENEFIT STREET CR ALPHA PO BOX 92956 CHICAGO IL 60675-2956	13.07%	BENEFICIAL
GLOBAL EQUITY FUND	R6	NORTHERN TR CO CUSTO FBO WISCONSIN ALUMNI RESEARCH FOUNDTN AC PO BOX 92956 CHICAGO IL 60675-2956	12.78%	BENEFICIAL
GLOBAL EQUITY FUND	R6	NORTHERN TR CO CUST FBO CULVER EDUC FOUNDATION TR A/C PO BOX 92956 CHICAGO IL 60675-2956	8.25%	BENEFICIAL
GLOBAL EQUITY FUND	R6	WELLS FARGO BANK NA FBO WESTERN CT HLTH NTWK INV LEDGER PO BOX 1533 MINNEAPOLIS MN 55480-1533	8.23%	BENEFICIAL
GLOBAL EQUITY FUND	R6	U S BANK FBO CSUF - INVESTMENT POOL 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	7.50%	RECORD
GLOBAL EQUITY FUND	R6	COMERICA BANK FBO HEALTHQU-CASH PO BOX 75000 DETROIT MI 48275-0001	6.70%	RECORD
97

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
GLOBAL EQUITY FUND	R6	U S BANK FBO UCF FDN - ENDOWMENT INVESTMENT ACCT 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	5.61%	RECORD
HEALTH SCIENCES FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	36.50%	BENEFICIAL
HEALTH SCIENCES FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	28.13%	BENEFICIAL
HEALTH SCIENCES FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	13.75%	BENEFICIAL
HIGH YIELD FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.12%	BENEFICIAL
HIGH YIELD FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.88%	BENEFICIAL
INTERNATIONAL SMALL COMPANY FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	94.29%	RECORD
INTERNATIONAL SMALL COMPANY FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	70.04%	RECORD
INTERNATIONAL SMALL COMPANY FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	31.50%	RECORD
INTERNATIONAL SMALL COMPANY FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	31.42%	RECORD
INTERNATIONAL SMALL COMPANY FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	23.74%	RECORD
INTERNATIONAL SMALL COMPANY FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.71%	RECORD
INTERNATIONAL SMALL COMPANY FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	37.39%	BENEFICIAL
98

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
INTERNATIONAL SMALL COMPANY FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	20.75%	BENEFICIAL
INTERNATIONAL SMALL COMPANY FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	16.08%	BENEFICIAL
INTERNATIONAL SMALL COMPANY FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	99.70%	RECORD
INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	43.85%	BENEFICIAL
INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	28.15%	BENEFICIAL
INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	17.44%	BENEFICIAL
INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	6.59%	BENEFICIAL
MID CAP STOCK FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	94.12%	BENEFICIAL
MID CAP STOCK FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	5.88%	BENEFICIAL
MID CAP STOCK FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	35.86%	BENEFICIAL
MID CAP STOCK FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	22.58%	BENEFICIAL
MID CAP STOCK FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	14.69%	BENEFICIAL
MID VALUE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	36.44%	BENEFICIAL
MID VALUE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	22.98%	BENEFICIAL
99

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MID VALUE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	15.19%	BENEFICIAL
MULTI-ASSET HIGH INCOME FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF OSVALDO BOJORQUEZ 610 EDGEWATER AVE OCEANSIDE CA 92057-4658	5.48%	BENEFICIAL
MULTI-ASSET HIGH INCOME FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF ROBERT MORRISON 15 WOODCREST DR HOPEWELL JCT NY 12533-6331	5.32%	BENEFICIAL
MULTI-ASSET HIGH INCOME FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	30.98%	RECORD
MULTI-ASSET HIGH INCOME FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF ROSEMARY B FINAN 633 OLMSTEAD AVE APT 5G BRONX NY 10473-1709	11.58%	BENEFICIAL
MULTI-ASSET HIGH INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	11.50%	RECORD
MULTI-ASSET HIGH INCOME FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO OPENING DOORS SIMPLE IRA FBO COZETTE OBERHOFFER 1972 GRANT ST DUBUQUE IA 52002-3747	8.05%	BENEFICIAL
MULTI-ASSET HIGH INCOME FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	68.70%	RECORD
MULTI-ASSET HIGH INCOME FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	22.89%	RECORD
MULTI-ASSET HIGH INCOME FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	35.00%	BENEFICIAL
MULTI-ASSET HIGH INCOME FUND	NAV	JHF II MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	33.90%	BENEFICIAL
MULTI-ASSET HIGH INCOME FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	31.10%	BENEFICIAL
MULTI-ASSET HIGH INCOME FUND	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2018-2019 MAM US DEF INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	45.05%	RECORD
100

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-ASSET HIGH INCOME FUND	R6	MANULIFE INVESTMENT MANAGEMENT (US) LLC 2019-2020 MIM US DEF INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	28.84%	RECORD
MULTI-ASSET HIGH INCOME FUND	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2017/2018 MAM US DEF INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	16.41%	RECORD
MULTI-ASSET HIGH INCOME FUND	R6	NATHAN W THOOFT 300 HARRISON AVE UNIT 513 BOSTON MA 02118-2830	9.70%	BENEFICIAL
MULTI-INDEX 2010 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	98.25%	BENEFICIAL
MULTI-INDEX 2010 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	1.75%	BENEFICIAL
MULTI-INDEX 2010 LIFETIME PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	67.93%	RECORD
MULTI-INDEX 2010 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO DOUGLAS A THOM CLINIC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	7.96%	BENEFICIAL
MULTI-INDEX 2010 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	36.60%	RECORD
MULTI-INDEX 2010 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	25.04%	RECORD
MULTI-INDEX 2010 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	20.44%	RECORD
MULTI-INDEX 2010 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO PHASEX CORPORATION 401(K) PROFIT SH 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.78%	BENEFICIAL
MULTI-INDEX 2010 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.88%	RECORD
MULTI-INDEX 2010 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	24.11%	BENEFICIAL
MULTI-INDEX 2015 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	96.86%	BENEFICIAL
101

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2015 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	3.14%	BENEFICIAL
MULTI-INDEX 2015 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO DOUGLAS A THOM CLINIC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	74.16%	BENEFICIAL
MULTI-INDEX 2015 LIFETIME PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	25.68%	RECORD
MULTI-INDEX 2015 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	47.78%	RECORD
MULTI-INDEX 2015 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	30.00%	RECORD
MULTI-INDEX 2015 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	14.31%	RECORD
MULTI-INDEX 2020 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	97.38%	BENEFICIAL
MULTI-INDEX 2020 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	2.62%	BENEFICIAL
MULTI-INDEX 2020 LIFETIME PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	67.68%	RECORD
MULTI-INDEX 2020 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO DOUGLAS A THOM CLINIC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	20.45%	BENEFICIAL
MULTI-INDEX 2020 LIFETIME PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.84%	RECORD
MULTI-INDEX 2020 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	41.32%	RECORD
MULTI-INDEX 2020 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	25.16%	RECORD
MULTI-INDEX 2020 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13.81%	RECORD
102

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2025 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.93%	BENEFICIAL
MULTI-INDEX 2025 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.07%	BENEFICIAL
MULTI-INDEX 2025 LIFETIME PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	47.61%	RECORD
MULTI-INDEX 2025 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO DOUGLAS A THOM CLINIC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	29.72%	BENEFICIAL
MULTI-INDEX 2025 LIFETIME PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22.39%	RECORD
MULTI-INDEX 2025 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	39.19%	RECORD
MULTI-INDEX 2025 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	25.34%	RECORD
MULTI-INDEX 2025 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.32%	RECORD
MULTI-INDEX 2025 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.77%	RECORD
MULTI-INDEX 2025 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	90.40%	BENEFICIAL
MULTI-INDEX 2025 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	9.60%	BENEFICIAL
MULTI-INDEX 2025 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	87.60%	RECORD
MULTI-INDEX 2025 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ATC LIGHTING & PLASTICS INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.84%	BENEFICIAL
MULTI-INDEX 2025 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	46.96%	BENEFICIAL
103

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2025 PRESERVATION PORTFOLIO	R4	MID ATLANTIC TRUST COMPANY FBO D H AUTO GROUP INC 401(K) PROFIT SH 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	28.97%	BENEFICIAL
MULTI-INDEX 2025 PRESERVATION PORTFOLIO	R4	HAND BENEFITS & TRUST CO TTEE FNB ALBANY/BRECKENRIDGE 401K SAVING 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	24.08%	BENEFICIAL
MULTI-INDEX 2025 PRESERVATION PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	55.03%	RECORD
MULTI-INDEX 2025 PRESERVATION PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	11.51%	RECORD
MULTI-INDEX 2030 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.55%	BENEFICIAL
MULTI-INDEX 2030 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.45%	BENEFICIAL
MULTI-INDEX 2030 LIFETIME PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	53.19%	RECORD
MULTI-INDEX 2030 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO DOUGLAS A THOM CLINIC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	30.11%	BENEFICIAL
MULTI-INDEX 2030 LIFETIME PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.62%	RECORD
MULTI-INDEX 2030 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	37.32%	RECORD
MULTI-INDEX 2030 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	22.35%	RECORD
MULTI-INDEX 2030 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.37%	RECORD
MULTI-INDEX 2030 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	10.67%	RECORD
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	92.02%	BENEFICIAL
104

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	7.98%	BENEFICIAL
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	28.48%	RECORD
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO GIRE INC 401(K) PROFIT SHARING PLAN &TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	28.35%	BENEFICIAL
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ZGLOBAL INC 401(K) PROFIT SHARING P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	13.23%	BENEFICIAL
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	R2	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	10.59%	RECORD
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO CASSIDY CORP 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.65%	BENEFICIAL
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	R4	HI-TECH ELECTRIC INC SAVINGS PLAN HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	78.27%	BENEFICIAL
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	R4	HAND BENEFITS & TRUST CO TTEE FNB ALBANY/BRECKENRIDGE 401K SAVING 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	21.73%	BENEFICIAL
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	R6	HAND BENEFITS AND TRUST CO TRST MAREK BROTHERS FAMILY OF CO PSP 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	35.46%	BENEFICIAL
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	16.41%	RECORD
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	15.36%	RECORD
MULTI-INDEX 2030 PRESERVATION PORTFOLIO	R6	HAND BENEFITS & TRUST CO TTEE WALTER OIL & GAS CORP 401(K) 6 RHOADS DR STE 7 UTICA NY 13502-6317	9.21%	BENEFICIAL
105

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2035 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	97.21%	BENEFICIAL
MULTI-INDEX 2035 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	2.79%	BENEFICIAL
MULTI-INDEX 2035 LIFETIME PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	42.24%	RECORD
MULTI-INDEX 2035 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO DOUGLAS A THOM CLINIC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	33.31%	BENEFICIAL
MULTI-INDEX 2035 LIFETIME PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	24.01%	RECORD
MULTI-INDEX 2035 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	35.84%	RECORD
MULTI-INDEX 2035 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	28.72%	RECORD
MULTI-INDEX 2035 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.72%	RECORD
MULTI-INDEX 2035 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	8.58%	RECORD
MULTI-INDEX 2035 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	92.12%	BENEFICIAL
MULTI-INDEX 2035 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	7.88%	BENEFICIAL
MULTI-INDEX 2035 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	55.07%	RECORD
MULTI-INDEX 2035 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ZGLOBAL INC 401(K) PROFIT SHARING P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	22.04%	BENEFICIAL
MULTI-INDEX 2035 PRESERVATION PORTFOLIO	R2	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	11.75%	RECORD
106

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2035 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	55.31%	BENEFICIAL
MULTI-INDEX 2035 PRESERVATION PORTFOLIO	R4	HAND BENEFITS & TRUST CO TTEE FNB ALBANY/BRECKENRIDGE 401K SAVING 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	44.69%	BENEFICIAL
MULTI-INDEX 2035 PRESERVATION PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	54.84%	RECORD
MULTI-INDEX 2035 PRESERVATION PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6.09%	RECORD
MULTI-INDEX 2035 PRESERVATION PORTFOLIO	R6	HAND BENEFITS AND TRUST CO TRST MAREK BROTHERS FAMILY OF CO PSP 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	5.80%	BENEFICIAL
MULTI-INDEX 2040 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.17%	BENEFICIAL
MULTI-INDEX 2040 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.83%	BENEFICIAL
MULTI-INDEX 2040 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO DOUGLAS A THOM CLINIC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	65.72%	BENEFICIAL
MULTI-INDEX 2040 LIFETIME PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25.88%	RECORD
MULTI-INDEX 2040 LIFETIME PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	7.88%	RECORD
MULTI-INDEX 2040 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	51.88%	RECORD
MULTI-INDEX 2040 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	19.03%	RECORD
MULTI-INDEX 2040 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.63%	RECORD
MULTI-INDEX 2040 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	5.15%	RECORD
107

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	91.24%	BENEFICIAL
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	8.76%	BENEFICIAL
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	48.16%	RECORD
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO PIVOTAL RETAIL GROUP LLC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	24.04%	BENEFICIAL
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	R2	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	15.69%	RECORD
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	R4	HI-TECH ELECTRIC INC SAVINGS PLAN HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	49.45%	BENEFICIAL
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	R4	HAND BENEFITS & TRUST CO TTEE FNB ALBANY/BRECKENRIDGE 401K SAVING 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	29.97%	BENEFICIAL
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	20.58%	BENEFICIAL
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	38.85%	RECORD
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	R6	HAND BENEFITS AND TRUST CO TRST MAREK BROTHERS FAMILY OF CO PSP 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	22.04%	BENEFICIAL
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	10.13%	RECORD
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	9.91%	RECORD
MULTI-INDEX 2045 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	96.75%	BENEFICIAL
108

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2045 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	3.25%	BENEFICIAL
MULTI-INDEX 2045 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO DOUGLAS A THOM CLINIC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	45.11%	BENEFICIAL
MULTI-INDEX 2045 LIFETIME PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	34.79%	RECORD
MULTI-INDEX 2045 LIFETIME PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	20.10%	RECORD
MULTI-INDEX 2045 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	64.13%	RECORD
MULTI-INDEX 2045 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	17.34%	RECORD
MULTI-INDEX 2045 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	5.07%	RECORD
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	92.30%	BENEFICIAL
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	7.70%	BENEFICIAL
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO SEAL AND CYLINDER SOURCE INC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	26.25%	BENEFICIAL
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO CASSIDY CORP 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	17.60%	BENEFICIAL
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO MARC R MIYASAKI MD INC SAFE HAR PO BOX 10758 FARGO ND 58106-0758	15.01%	BENEFICIAL
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ZGLOBAL INC 401(K) PROFIT SHARING P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	14.70%	BENEFICIAL
109

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.18%	RECORD
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO VICENTE CONSULTING LLC 401(K) PROFI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.13%	BENEFICIAL
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	80.48%	BENEFICIAL
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	R4	HAND BENEFITS & TRUST CO TTEE FNB ALBANY/BRECKENRIDGE 401K SAVING 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	19.52%	BENEFICIAL
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	40.22%	RECORD
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	15.13%	RECORD
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	R6	HAND BENEFITS AND TRUST CO TRST MAREK BROTHERS FAMILY OF CO PSP 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	12.64%	BENEFICIAL
MULTI-INDEX 2050 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	96.44%	BENEFICIAL
MULTI-INDEX 2050 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	3.56%	BENEFICIAL
MULTI-INDEX 2050 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO DOUGLAS A THOM CLINIC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	70.96%	BENEFICIAL
MULTI-INDEX 2050 LIFETIME PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.50%	RECORD
MULTI-INDEX 2050 LIFETIME PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	13.33%	RECORD
MULTI-INDEX 2050 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	72.10%	RECORD
MULTI-INDEX 2050 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	12.91%	RECORD
110

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	91.99%	BENEFICIAL
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	8.01%	BENEFICIAL
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	38.80%	RECORD
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO SEBASTIAN MILLER LAW 401 K PLAN PO BOX 10758 FARGO ND 58106-0758	9.64%	BENEFICIAL
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO CASSIDY CORP 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.16%	BENEFICIAL
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ZGLOBAL INC 401(K) PROFIT SHARING P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.44%	BENEFICIAL
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO CHUCKTOWN BOUND TRUCKING LLC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.33%	BENEFICIAL
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	R2	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	7.86%	RECORD
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	R4	HI-TECH ELECTRIC INC SAVINGS PLAN HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	75.83%	BENEFICIAL
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	R4	HAND BENEFITS & TRUST CO TTEE FNB ALBANY/BRECKENRIDGE 401K SAVING 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	24.17%	BENEFICIAL
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	R6	HAND BENEFITS AND TRUST CO TRST MAREK BROTHERS FAMILY OF CO PSP 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	46.75%	BENEFICIAL
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	25.43%	RECORD
111

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	7.77%	RECORD
MULTI-INDEX 2055 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	96.32%	BENEFICIAL
MULTI-INDEX 2055 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	3.68%	BENEFICIAL
MULTI-INDEX 2055 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO DOUGLAS A THOM CLINIC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	60.96%	BENEFICIAL
MULTI-INDEX 2055 LIFETIME PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	34.10%	RECORD
MULTI-INDEX 2055 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	65.90%	RECORD
MULTI-INDEX 2055 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	17.51%	RECORD
MULTI-INDEX 2055 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	92.49%	BENEFICIAL
MULTI-INDEX 2055 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	7.51%	BENEFICIAL
MULTI-INDEX 2055 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	65.37%	RECORD
MULTI-INDEX 2055 PRESERVATION PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	30.64%	BENEFICIAL
MULTI-INDEX 2055 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	95.05%	BENEFICIAL
MULTI-INDEX 2055 PRESERVATION PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	33.27%	RECORD
MULTI-INDEX 2055 PRESERVATION PORTFOLIO	R6	HAND BENEFITS AND TRUST CO TRST MAREK BROTHERS FAMILY OF CO PSP 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	20.88%	BENEFICIAL
112

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2055 PRESERVATION PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	13.18%	RECORD
MULTI-INDEX 2055 PRESERVATION PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO PHOBIO LLC 401(K) PROFIT SHARING PL 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12.35%	BENEFICIAL
MULTI-INDEX 2055 PRESERVATION PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO MID SOUTH ORTHOPEDICS INC 401(K) PR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.56%	BENEFICIAL
MULTI-INDEX 2060 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	96.87%	BENEFICIAL
MULTI-INDEX 2060 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	3.13%	BENEFICIAL
MULTI-INDEX 2060 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO DOUGLAS A THOM CLINIC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	74.87%	BENEFICIAL
MULTI-INDEX 2060 LIFETIME PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	17.53%	RECORD
MULTI-INDEX 2060 LIFETIME PORTFOLIO	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.58%	RECORD
MULTI-INDEX 2060 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	56.74%	RECORD
MULTI-INDEX 2060 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	19.39%	RECORD
MULTI-INDEX 2060 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	7.90%	RECORD
MULTI-INDEX 2060 LIFETIME PORTFOLIO	R6	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY TAMR INC 401(K) PLAN 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	5.23%	BENEFICIAL
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	93.63%	BENEFICIAL
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	6.37%	BENEFICIAL
113

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	63.97%	RECORD
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	21.00%	BENEFICIAL
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO BIGGER DESIGN 401K 484302 PO BOX 10758 FARGO ND 58106-0758	12.59%	BENEFICIAL
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	32.75%	BENEFICIAL
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	R4	TD AMERITRADE FBO FRANK RAFTER ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN 39 IRENE ST LINDENHURST NY 11757-1204	18.42%	BENEFICIAL
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	R4	HAND BENEFITS & TRUST CO TTEE FNB ALBANY/BRECKENRIDGE 401K SAVING 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	14.46%	BENEFICIAL
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	R4	TD AMERITRADE FBO ANUP HUNDIWAL ROTH IRA TD AMERITRADE CLEARING CUSTODIAN 1729 N CLYBOURN AVE APT E CHICAGO IL 60614-6504	7.20%	BENEFICIAL
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	46.14%	RECORD
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	R6	HAND BENEFITS AND TRUST CO TRST MAREK BROTHERS FAMILY OF CO PSP 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	26.68%	BENEFICIAL
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	10.46%	RECORD
MULTI-INDEX 2065 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	75.66%	BENEFICIAL
MULTI-INDEX 2065 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	24.16%	BENEFICIAL
MULTI-INDEX 2065 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
MULTI-INDEX 2065 LIFETIME PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
114

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX 2065 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	43.78%	BENEFICIAL
MULTI-INDEX 2065 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	30.41%	BENEFICIAL
MULTI-INDEX 2065 PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	25.81%	BENEFICIAL
MULTI-INDEX 2065 PRESERVATION PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
MULTI-INDEX 2065 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
MULTI-INDEX 2065 PRESERVATION PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	90.95%	BENEFICIAL
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	9.05%	BENEFICIAL
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	68.41%	RECORD
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	R2	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	8.56%	RECORD
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO PIVOTAL RETAIL GROUP LLC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.97%	BENEFICIAL
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	R4	HI-TECH ELECTRIC INC SAVINGS PLAN HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	62.20%	BENEFICIAL
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	R4	HAND BENEFITS & TRUST CO TTEE FNB ALBANY/BRECKENRIDGE 401K SAVING 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	22.53%	BENEFICIAL
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	14.29%	BENEFICIAL
115

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	R6	HAND BENEFITS AND TRUST CO TRST MAREK BROTHERS FAMILY OF CO PSP 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	33.40%	BENEFICIAL
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	24.08%	RECORD
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	7.60%	RECORD
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.67%	RECORD
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.58%	RECORD
MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.63%	BENEFICIAL
MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.37%	BENEFICIAL
MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	93.43%	RECORD
MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.12%	BENEFICIAL
MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.88%	BENEFICIAL
MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	86.98%	RECORD
MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6.93%	RECORD
MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.86%	RECORD
MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	93.86%	BENEFICIAL
MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	6.14%	BENEFICIAL
116

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	67.75%	RECORD
MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	20.93%	RECORD
MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO	R6	ASCENSUS TRUST COMPANY FBO REGENCE HEALTH NETWORK 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	11.32%	BENEFICIAL
MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.46%	BENEFICIAL
MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.54%	BENEFICIAL
MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	92.95%	RECORD
MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	94.03%	BENEFICIAL
MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	5.97%	BENEFICIAL
MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	84.56%	RECORD
MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	9.06%	RECORD
MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO	R6	ASCENSUS TRUST COMPANY FBO KENTUCKIANA DELI PROVISIONS INC PO BOX 10758 FARGO ND 58106-0758	6.28%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	92.51%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	7.49%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	43.08%	RECORD
117

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2010 LIFETIME PORTFOLIO	I	JANNEY MONTGOMERY SCOTT LLC GABRIEL GOLDSTEIN (IRA) 1717 ARCH ST PHILADELPHIA PA 19103-2713	39.59%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1932	8.24%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.11%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO MARIA C ATIENZA MD PSC EMPLOYEES 717 17TH ST STE 1300 DENVER CO 80202-3304	38.32%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R2	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	35.54%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO FAIRFIELD S CADILLAC BUICK GMC 717 17TH ST STE 1300 DENVER CO 80202-3304	7.76%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R4	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	100.00%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	96.47%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24.27%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.97%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	MATRIX TRUST COMPANY CUST FBO SEI HEAT TREAT 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	12.19%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F ZOVIO INC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	10.81%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	9.82%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO HMC CORPORATION 401(K) PROFIT SHARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.92%	BENEFICIAL
118

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2015 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	93.96%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	6.04%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	87.71%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.29%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO SLCE ARCHITECTS LLP 401K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	31.24%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO ANGELO & NEWTON 401K PO BOX 10758 FARGO ND 58106-0758	16.32%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO AUTOMALL, INC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	11.85%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	ALERUS FINANCIAL FBO RED WING HOUSING AND REDEVELOPMENT AUTHORITY 401K PO BOX 64535 SAINT PAUL MN 55164-0535	8.92%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	MG TRUSTCO CUST FBO RENAISSANCE ELECTRONICS CORP 717 17TH ST STE 1300 DENVER CO 80202-3304	5.91%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.89%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO SKAIFE ENTERPRISES 401K PO BOX 10758 FARGO ND 58106-0758	100.00%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	49.25%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R5	MID ATLANTIC TRUSTCO FBO LIBERTY GROUP HOLDINGS 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	28.37%	BENEFICIAL
119

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	21.29%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25.70%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	16.01%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO HMC CORPORATION 401(K) PROFIT SHARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	13.31%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO WESTON DENTAL SPECIALISTS GROU 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.89%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F ZOVIO INC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.29%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.22%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.06%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.94%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	56.40%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1932	26.55%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.69%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	PAI TRUST COMPANY INC SOFTWARE SCIENCES GROUP, INC 401(K 1300 ENTERPRISE DR DE PERE WI 54115-4934	14.95%	BENEFICIAL
120

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	MG TRUSTCO CUST FBO DOUBLE D BOLT 401K PS 717 17TH ST STE 1300 DENVER CO 80202-3304	12.18%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ARNOLD READY MIX 401(K) PROFIT SHAR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.07%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO DPLIVE401K PO BOX 10758 FARGO ND 58106-0758	8.81%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ABRASIVES & TOOLS OF NH INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.73%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.27%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R4	MID ATLANTIC TRUST COMPANY FBO TECHGLOBAL, INC 401(K) PROFIT SHAR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	65.59%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R4	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	22.59%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER ISD # 834 403 B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	11.82%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	51.56%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	44.48%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	27.53%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2017/2018 MAM US DEF INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	9.26%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.03%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F ZOVIO INC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.90%	BENEFICIAL
121

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2025 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	94.34%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	5.66%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	36.52%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	31.93%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	27.31%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	16.64%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	MG TRUSTCO CUST FBO RENAISSANCE ELECTRONICS CORP 717 17TH ST STE 1300 DENVER CO 80202-3304	8.60%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO SAN JOSE SPORTS MEDICINE & ORTHOPED PO BOX 10758 FARGO ND 58106-0758	6.21%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	FIIOC CUST FBO VISION III ARCHITECTS 401K RETIREMENT PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1999	6.19%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO KENTUCKY INSTITUTE FOR EYE HEALTH 717 17TH ST STE 1300 DENVER CO 80202-3304	5.63%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO LOGO MASTERS SOLO 401K PO BOX 10758 FARGO ND 58106-0758	5.44%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO PRESTONCREST CHURCH OF CHRIST 403 B PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	47.23%	BENEFICIAL
122

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO MUSE ARCHITECTS P C 401 K PS PLA PO BOX 10758 FARGO ND 58106-0758	37.95%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO SKAIFE ENTERPRISES 401K PO BOX 10758 FARGO ND 58106-0758	10.41%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	64.51%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	33.19%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	35.25%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.96%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	8.10%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.03%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.76%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F ZOVIO INC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.22%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	94.39%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	5.61%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	39.79%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	35.65%	RECORD
123

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2030 LIFETIME PORTFOLIO	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.50%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R2	FIIOC CUST FBO VISION III ARCHITECTS 401K RETIREMENT PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1999	16.04%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO MILPOWER SOURCE 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	7.35%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R2	PAI TRUST COMPANY INC SOFTWARE SCIENCES GROUP, INC 401(K 1300 ENTERPRISE DR DE PERE WI 54115-4934	5.45%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R4	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	83.00%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER ISD # 834 403 B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	7.39%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R4	MID ATLANTIC TRUST COMPANY FBO THE IFA GROUP INC 401(K) PROFIT SHA 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.18%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	77.27%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.14%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	33.57%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.21%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F ZOVIO INC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.30%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	10.64%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.47%	RECORD
124

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2035 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	93.50%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	6.50%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	73.21%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	26.79%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	19.75%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	MG TRUSTCO CUST FBO DOUBLE D BOLT 401K PS 717 17TH ST STE 1300 DENVER CO 80202-3304	8.16%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	7.62%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO SLCE ARCHITECTS LLP 401K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.14%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO PRESTONCREST CHURCH OF CHRIST 403 B PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	53.96%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R4	MID ATLANTIC TRUST COMPANY FBO THE IFA GROUP INC 401(K) PROFIT SHA 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	30.29%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R4	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.39%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	81.49%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.77%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	32.79%	RECORD
125

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F ZOVIO INC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	14.72%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.49%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.10%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	94.34%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	5.66%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	35.71%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	27.30%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	20.43%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	9.79%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.10%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	59.24%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER ISD # 834 403 B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	23.61%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO PRESTONCREST CHURCH OF CHRIST 403 B PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.69%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	86.19%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	7.63%	RECORD
126

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F ZOVIO INC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	25.87%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	25.36%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.06%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.38%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	93.92%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	6.08%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	56.60%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	24.72%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.35%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.32%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	14.20%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO KUAR RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	13.57%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.22%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO MOUNTAIN STATE AUTO AUCTION IN 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.95%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER ISD # 834 403 B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	75.15%	BENEFICIAL
127

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO MUSE ARCHITECTS P C 401 K PS PLA PO BOX 10758 FARGO ND 58106-0758	24.39%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	50.48%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	25.64%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R5	ASCENSUS TRUST COMPANY FBO MATT MONTGOMERY 401K PO BOX 10758 FARGO ND 58106-0758	19.58%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F ZOVIO INC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	24.26%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	20.48%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.42%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.45%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	93.45%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	6.55%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	94.35%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.65%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO PHYSICIANS SURGERY CTR LG 401(K) PL ASCENSUS TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	9.12%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ST LOUIS MEDICAL CENTER 401(K) PROF 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.59%	BENEFICIAL
128

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.46%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO MOUNTAIN STATE AUTO AUCTION IN 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.94%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO TRANSPORTATION CHILDREN S CENT 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.36%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO PIVOTAL RETAIL GROUP LLC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.35%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R4	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	96.75%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	96.14%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23.05%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	18.44%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.42%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F ZOVIO INC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.96%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	94.32%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	5.68%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	72.35%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE & HEALTH INS CO TRIPLE T CARWASH & LUBE INC SIM IRA FBO JUSTIN G FINKELMAN 502 W MEYER ST THOMASBORO IL 61878-9619	11.96%	BENEFICIAL
129

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2055 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE & HEALTH INS CO L H BRUBAKER INC SIMPLE IRA FBO MEGAN B GIRONDA 300 DEER PATH DR RED LION PA 17356-7800	8.91%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	37.71%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO MOUNTAIN STATE AUTO AUCTION IN 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	15.01%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	FIIOC CUST FBO VISION III ARCHITECTS 401K RETIREMENT PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1999	9.18%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.11%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	7.99%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO MILPOWER SOURCE 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	6.79%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	100.00%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	76.17%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	13.83%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.77%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	34.53%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.89%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.76%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	ASCENSUS TRUST COMPANY FBO AROCAM INC 401(K) PROFIT SHARING P PO BOX 10758 FARGO ND 58106-0758	5.69%	BENEFICIAL
130

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.48%	RECORD
MULTIMANAGER 2060 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	93.74%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	6.26%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.68%	RECORD
MULTIMANAGER 2060 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	96.21%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO MOUNTAIN STATE AUTO AUCTION IN 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	45.54%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	28.79%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	15.63%	RECORD
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	64.39%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R4	TD AMERITRADE FBO SOFIA CVIJANOVIC MINOR ROTH IRA TD AMERITRADE CLEARING CUSTODIAN 876 DEER CROSSING RD WEST CHESTER PA 19382-8142	7.15%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R4	TD AMERITRADE FBO LUKA CVIDANOVIC MINOR ROTH IRA TD AMERITRADE CLEARING CUSTODIAN 876 DEER CROSSING RD WEST CHESTER PA 19382-8142	7.10%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R4	TD AMERITRADE FBO TREVOR ERSKINE THORINGTON ROLLOVER IRA TD AMERITRADE CLEARING CUSTODIAN 252 ETHAN DR WINDSOR CT 06095-1674	7.07%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	91.70%	RECORD
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	7.52%	RECORD
131

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	25.83%	RECORD
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F ZOVIO INC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.48%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.02%	RECORD
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.78%	RECORD
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO HMC CORPORATION 401(K) PROFIT SHARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.47%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F C/O FASCORE LLC MONROE COMMUNITY MENTAL HEALTH MPP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.08%	BENEFICIAL
MULTIMANAGER 2065 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	82.48%	BENEFICIAL
MULTIMANAGER 2065 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	8.91%	BENEFICIAL
MULTIMANAGER 2065 LIFETIME PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	8.61%	BENEFICIAL
MULTIMANAGER 2065 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	55.86%	BENEFICIAL
MULTIMANAGER 2065 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF NICHOLAS MILLIGAN 24910 QUINCY AVE KANSASVILLE WI 53139-9767	43.66%	BENEFICIAL
MULTIMANAGER 2065 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
MULTIMANAGER 2065 LIFETIME PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
MULTIMANAGER 2065 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
MULTIMANAGER 2065 LIFETIME PORTFOLIO	R5	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
MULTIMANAGER 2065 LIFETIME PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
132

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.52%	BENEFICIAL
MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.48%	BENEFICIAL
MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.47%	BENEFICIAL
MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.53%	BENEFICIAL
MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	96.07%	BENEFICIAL
MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	3.93%	BENEFICIAL
MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.58%	BENEFICIAL
MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.42%	BENEFICIAL
MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.49%	BENEFICIAL
MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.51%	BENEFICIAL
NEW OPPORTUNITIES FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	97.29%	BENEFICIAL
NEW OPPORTUNITIES FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	2.71%	BENEFICIAL
NEW OPPORTUNITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	6.89%	RECORD
NEW OPPORTUNITIES FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	11.95%	RECORD
133

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
NEW OPPORTUNITIES FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.51%	RECORD
NEW OPPORTUNITIES FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	21.05%	RECORD
NEW OPPORTUNITIES FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	16.59%	RECORD
NEW OPPORTUNITIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	15.96%	RECORD
NEW OPPORTUNITIES FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.18%	RECORD
NEW OPPORTUNITIES FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.39%	RECORD
NEW OPPORTUNITIES FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	46.27%	BENEFICIAL
NEW OPPORTUNITIES FUND	R2	MID ATLANTIC FBO FISHMAN & FISHMAN LLC 401(K) PROFIT SHARING PLAN 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	28.33%	BENEFICIAL
NEW OPPORTUNITIES FUND	R2	MATRIX TRUST COMPANY CUST FBO WEST AURORA UNIT SCH DIST #129 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	11.47%	BENEFICIAL
NEW OPPORTUNITIES FUND	R2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.81%	RECORD
NEW OPPORTUNITIES FUND	R2	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.11%	BENEFICIAL
NEW OPPORTUNITIES FUND	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	72.40%	BENEFICIAL
134

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
NEW OPPORTUNITIES FUND	R4	TD AMERITRADE FBO HOLLY A ERICKSON ROLLOVER IRA TD AMERITRADE CLEARING CUSTODIAN 4142 53RD ST S FARGO ND 58104-4206	19.01%	BENEFICIAL
NEW OPPORTUNITIES FUND	R6	MID ATLANTIC TRUST COMPANY FBO DEUTSCHE NICKEL AMERICA INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	44.24%	BENEFICIAL
NEW OPPORTUNITIES FUND	R6	GREAT-WEST TRUST COMPANY LLC TTEE F CATHOLIC CHARITIES ARCHDIOCESE CHIC CHICAGO RETIREMENT 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	22.13%	RECORD
NEW OPPORTUNITIES FUND	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	12.49%	RECORD
NEW OPPORTUNITIES FUND	R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	6.55%	BENEFICIAL
NEW OPPORTUNITIES FUND	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.21%	RECORD
OPPORTUNISTIC FIXED INCOME FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	88.98%	BENEFICIAL
OPPORTUNISTIC FIXED INCOME FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	11.02%	BENEFICIAL
REAL ESTATE SECURITIES FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	92.65%	BENEFICIAL
REAL ESTATE SECURITIES FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	7.35%	BENEFICIAL
REAL ESTATE SECURITIES FUND	A	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
REAL ESTATE SECURITIES FUND	C	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
REAL ESTATE SECURITIES FUND	I	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
REAL ESTATE SECURITIES FUND	R6	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	BENEFICIAL
135

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
SCIENCE & TECHNOLOGY FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	36.56%	BENEFICIAL
SCIENCE & TECHNOLOGY FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	25.87%	BENEFICIAL
SCIENCE & TECHNOLOGY FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	15.09%	BENEFICIAL
SMALL CAP GROWTH FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF TOM J BARBORICH 4689 BEACH LN WABENO WI 54566-9291	8.77%	BENEFICIAL
SMALL CAP GROWTH FUND	C	JOHN HANCOCK LIFE LINSURANC CO USA 200 BERKELEY ST BOSTON MA 02116-5022	27.87%	BENEFICIAL
SMALL CAP GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	24.02%	RECORD
SMALL CAP GROWTH FUND	C	BARRY DIETZ 9325 QUARRY DR NAPLES FL 34120-5222	17.71%	BENEFICIAL
SMALL CAP GROWTH FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE JHF SEP IRA OF DRS FOSTER STEELE AND STONE FBO CHARLES J FOSTER 508 3RD ST NEWPORT TN 37821-3707	12.09%	BENEFICIAL
SMALL CAP GROWTH FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO FT LORAMIE MACHINE TOOL CO INC SIM FBO JEAN L ROSENGARTEN 251 GRANDVIEW DR FORT LORAMIE OH 45845-9316	6.27%	BENEFICIAL
SMALL CAP GROWTH FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	48.08%	RECORD
SMALL CAP GROWTH FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	23.97%	RECORD
SMALL CAP GROWTH FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	22.23%	RECORD
SMALL CAP GROWTH FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	28.41%	BENEFICIAL
136

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
SMALL CAP GROWTH FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	20.65%	BENEFICIAL
SMALL CAP GROWTH FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	13.82%	BENEFICIAL
SMALL CAP GROWTH FUND	NAV	JHVIT MANAGED VOLATILITY GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	8.74%	BENEFICIAL
SMALL CAP GROWTH FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	5.30%	BENEFICIAL
SMALL CAP GROWTH FUND	NAV	JHVIT MANAGED VOLATILITY BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	5.29%	BENEFICIAL
SMALL CAP GROWTH FUND	R6	JOHN HANCOCK LIFE LINSURANC CO USA 200 BERKELEY ST BOSTON MA 02116-5022	98.40%	BENEFICIAL
SMALL CAP VALUE FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	37.39%	RECORD
SMALL CAP VALUE FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	6.61%	RECORD
SMALL CAP VALUE FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	59.14%	RECORD
SMALL CAP VALUE FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	8.71%	RECORD
SMALL CAP VALUE FUND	I	SAXON & CO PO BOX 94597 CLEVELAND OH 44101-4597	7.71%	RECORD
SMALL CAP VALUE FUND	I	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.81%	RECORD
SMALL CAP VALUE FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.27%	RECORD
SMALL CAP VALUE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	34.66%	BENEFICIAL
137

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
SMALL CAP VALUE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	25.67%	BENEFICIAL
SMALL CAP VALUE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	16.29%	BENEFICIAL
SMALL CAP VALUE FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	6.56%	BENEFICIAL
SMALL CAP VALUE FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	83.97%	RECORD
SMALL CAP VALUE FUND	R6	SHAUN F PEDERSEN 273 BEACON ST APT 2 BOSTON MA 02116-1208	8.56%	BENEFICIAL
STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTI-INDEX 2035 PRESERVATION PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	8.73%	BENEFICIAL
STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTI-INDEX 2040 PRESERVATION PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	7.82%	BENEFICIAL
STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTI-INDEX 2030 PRESERVATION PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	7.15%	BENEFICIAL
STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTI-INDEX 2045 PRESERVATION PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	6.89%	BENEFICIAL
STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	6.39%	BENEFICIAL
STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTI-INDEX 2050 PRESERVATION PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	5.64%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	28.45%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.75%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.57%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.92%	RECORD
138

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
STRATEGIC INCOME OPPORTUNITIES FUND	A	TD AMERITRADE INC FEBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	5.52%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.31%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23.12%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	15.95%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.69%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.45%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	8.54%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.77%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	38.01%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	21.86%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.21%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.17%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2021-2024 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	37.36%	BENEFICIAL
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FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	36.43%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO – COLLEGE 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	28.29%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	22.20%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	15.44%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	12.57%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	JHF II MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	12.23%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2029-2032 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	6.51%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST FIXED INCOME PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	5.42%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	R2	PATTERSON & CO FBO KNOX COUNTY EE RET & AAP 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	20.20%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	R2	PATTERSON & CO FBO DC PL FULL TIME EE TN OF E HARTFORD 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.56%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	45.27%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	R6	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0004	21.53%	RECORD
140

FUND	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
STRATEGIC INCOME OPPORTUNITIES FUND	R6	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL LIFEPOINT HEALTH INC 330 SEVEN SPRINGS WAY BRENTWOOD TN 37027-5098	5.32%	RECORD
U.S. HIGH YIELD BOND FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.87%	BENEFICIAL
U.S. HIGH YIELD BOND FUND	1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, SECOND FLOOR VALHALLA NY 10595	4.13%	BENEFICIAL
U.S. HIGH YIELD BOND FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	37.20%	BENEFICIAL
U.S. HIGH YIELD BOND FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	20.09%	BENEFICIAL
U.S. HIGH YIELD BOND FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	14.02%	BENEFICIAL
U.S. HIGH YIELD BOND FUND	NAV	JHF II MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	11.63%	BENEFICIAL
U.S. SECTOR ROTATION FUND	NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	39.24%	BENEFICIAL
U.S. SECTOR ROTATION FUND	NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	35.68%	BENEFICIAL
U.S. SECTOR ROTATION FUND	NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	15.53%	BENEFICIAL
U.S. SECTOR ROTATION FUND	NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	6.86%	BENEFICIAL

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

Advisory Agreement

The Advisor serves as investment advisor to the funds and is responsible for the supervision of the subadvisor services to the funds pursuant to the Advisory Agreement. Pursuant to the Advisory Agreement and subject to general oversight by the Board, the Advisor manages and supervises the investment operations and business affairs of the funds. The Advisor provides the funds with all necessary office facilities and equipment and any personnel necessary for the oversight and/or conduct of the investment operations of the funds. The Advisor also coordinates and oversees the services provided to the funds under other agreements, including custodial, administrative and transfer agency services. Additionally, the Advisor provides certain administrative and other non-advisory services to the funds pursuant to a separate Service Agreement, as discussed below.

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The Advisor is responsible for overseeing and implementing a fund’s investment program and provides a variety of advisory oversight and investment research services, including: (i) monitoring fund portfolio compositions and risk profiles and (ii) evaluating fund investment characteristics, such as investment strategies, and recommending to the Board potential enhancements to such characteristics. The Advisor provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes).

The Advisor has the responsibility to oversee the subadvisors and recommend to the Board: (i) the hiring, termination, and replacement of a subadvisor; and (ii) the allocation and reallocation of a fund’s assets among multiple subadvisors, when appropriate. In this capacity, the Advisor negotiates with potential subadvisors and, once retained, among other things: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the funds; (ii) reviews the performance of the subadvisor; and (iii) reports periodically on such performance to the Board. The Advisor utilizes the expertise of a team of investment professionals in manager research and oversight who provide these research and monitoring services.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, a fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Advisor. In addition, the Advisor or JHLICO U.S.A., a subsidiary of Manulife Financial, may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the JHLICO U.S.A. or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment advisor.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) were each approved by all Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that each Agreement’s continuance is approved annually both: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees; and (ii) by a majority of the Trustees who are not parties to the Agreement, or “interested persons” of any such parties. Each of these Agreements may be terminated on 60 days’ written notice by any party or by a vote of a majority of the outstanding voting securities of the funds and will terminate automatically if assigned.

The Trust bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the funds (including an allocable portion of the cost of the Advisor’s employees rendering such services to the funds); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the funds the Advisor or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

Securities held by a fund also may be held by other funds or investment advisory clients for which the Advisor, the subadvisor or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Advisor or subadvisor for a fund or for other funds or clients for which the Advisor or subadvisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective fund, funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Advisor or subadvisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Advisor Compensation. As compensation for its advisory services under the Advisory Agreement, the Advisor receives a fee from the funds, computed separately for each fund. The fee for each fund is stated as an annual percentage of the

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current value of the “aggregate net assets” of the fund. “Aggregate net assets” of a fund include the net assets of the fund and, in many cases, the net assets of one or more other funds (or portions thereof) advised by the Advisor, but in each case only for the period during which the Advisor also serves as the advisor to the other fund(s) (or portions thereof). The fee for each fund is based on the applicable annual rate that, for each day, is equal to: (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by: (ii) aggregate net assets (totaling the “Applicable Annual Fee Rate”). The fee for each fund accrues and is paid daily to the Advisor for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the fund. The management fees that each fund currently is obligated to pay the Advisor are as set forth in its Prospectus.

The Advisor has contractually agreed to reduce its management fee for each fund of funds or, if necessary, make payment to a fund of funds in an amount equal to the amount by which certain expenses of the fund of funds, including those expenses attributable to investments in underlying funds (“Acquired Fund Fees and Expenses”) exceed the percentage of average daily net assets (on an annualized basis) of the fund of funds as set forth in the prospectus. For purposes of this contractual limitation on fund expenses, Acquired Fund Fees and Expenses will be calculated monthly per the formulation below, and provided to the funds’ custodian for use in determining the amount of the expense limitation. The calculation of AFFE represents the indirect expenses of a fund’s investments in underlying investment companies. Acquired Fund Fees and Expenses are determined based on the sum of the average investment in an underlying fund for the previous month during the fiscal year and by taking the product of the underlying fund’s operating expense ratio as determined from the most recent published financial statement over the fund of funds’ average monthly net assets. The formula to determine the Acquired Fund Fees and Expenses is as follows:

Latest Underlying Fund expense ratio X [Sum of Underlying Fund market value for the month / # of business days in the month]
--------------------------------------------------------------------------------------------------------
Fund of Funds’ Monthly Average Market Value

From time to time, the Advisor may reduce its fee or make other arrangements to limit a fund’s expenses to a specified percentage of average daily net assets. The Advisor retains the right to re-impose a fee and recover any other payments to the extent that, during the fiscal year in which such expense limitation is in place, a fund’s annual expenses fall below this limit. The following table shows the advisory fees that each fund incurred and paid to the Advisor for the fiscal periods ended August 31, 2020, August 31, 2019, and August 31, 2018.

	Advisory Fee Paid in Fiscal Year Ended August 31,
Funds	2020 ($)	2019 ($)	2018 ($)
Alternative Asset Allocation Fund
Gross Fees	1,922,959	1,762,487	1,724,533
Waivers	(1,115,186)	(806,628)	(876,514)
Net Fees	807,773	955,859	848,019
Asia Pacific Total Return Bond Fund
Gross Fees	1,798,388	2,289,545	2,653,980
Waivers	(17,779)	(23,879)	(31,375)
Net Fees	1,780,609	2,265,666	2,622,605
Blue Chip Growth Fund
Gross Fees	30,981,896	27,909,232	21,504,128
Waivers	(1,673,258)	(1,434,254)	(1,111,778)
Net Fees	29,308,638	26,474,978	20,392,350
Capital Appreciation Fund
Gross Fees	12,528,683	12,549,268	12,636,658
Waivers	(126,338)	(132,735)	(152,336)
Net Fees	12,402,345	12,416,533	12,484,322
Capital Appreciation Value Fund
Gross Fees	11,910,813	13,377,060	14,998,760
Waivers	(588,165)	(662,756)	(764,394)
Net Fees	11,322,648	12,714,304	14,234,366
143

	Advisory Fee Paid in Fiscal Year Ended August 31,
Funds	2020 ($)	2019 ($)	2018 ($)
Core Bond Fund
Gross Fees	15,758,519	12,628,500	10,362,654
Waivers	(196,927)	(165,422)	(151,111)
Net Fees	15,561,592	12,463,078	10,211,543
Emerging Markets Fund
Gross Fees	2,250,188	6,059,053	10,693,363
Waivers	(17,289)	(49,570)	(98,254)
Net Fees	2,232,899	6,009,483	10,595,109
Emerging Markets Debt Fund
Gross Fees	7,170,242	6,936,458	5,829,425
Waivers	(72,996)	(74,029)	(70,052)
Net Fees	7,097,246	6,862,429	5,759,373
Equity Income Fund
Gross Fees	12,139,589	11,079,222	12,131,859
Waivers	(509,094)	(476,585)	(561,708)
Net Fees	11,630,495	10,602,637	11,570,151
Floating Rate Income Fund
Gross Fees	5,203,481	7,375,298	9,691,581
Waivers	(1,191,695)	(956,637)	(118,154)
Net Fees	4,011,786	6,418,661	9,573,427
Fundamental Global Franchise Fund
Gross Fees	3,507,484	3,556,565	3,717,469
Waivers	(31,212)	(33,308)	(39,365)
Net Fees	3,476,272	3,523,257	3,678,104
Global Equity Fund
Gross Fees	5,741,676	5,826,347	6,593,246
Waivers	(50,980)	(54,661)	(69,854)
Net Fees	5,690,696	5,771,686	6,523,392
Health Sciences Fund
Gross Fees	3,343,291	2,913,419	3,291,983
Waivers	(192,712)	(170,158)	(196,851)
Net Fees	3,150,579	2,743,261	3,095,132
High Yield Fund
Gross Fees	1,536,790	2,270,867	3,105,724
Waivers	(15,646)	(24,599)	(38,332)
Net Fees	1,521,144	2,246,268	3,067,392
International Small Company Fund
Gross Fees	7,248,133	6,428,019	6,053,800
Waivers	(96,529)	(93,392)	(95,745)
Net Fees	7,151,604	6,334,627	5,958,055
International Strategic Equity Allocation Fund
Gross Fees	10,245,136	10,480,873	12,313,473
Waivers	(2,168,728)	(2,197,765)	(2,554,677)
Net Fees	8,076,408	8,283,108	9,758,796
Mid Cap Stock Fund
Gross Fees	13,288,323	13,171,323	13,359,390
Waivers	(113,492)	(118,745)	(136,037)
Net Fees	13,174,831	13,052,578	13,223,353
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	Advisory Fee Paid in Fiscal Year Ended August 31,
Funds	2020 ($)	2019 ($)	2018 ($)
Mid Value Fund
Gross Fees	11,448,051	12,377,162	13,175,108
Waivers	(625,681)	(684,505)	(748,624)
Net Fees	10,822,370	11,692,657	12,426,484
Multi-Asset High Income Fund
Gross Fees	161,747	23,227	46,085
Waivers	(161,747)	(23,227)	(46,085)
Net Fees	0	0	0
Multi-Index Lifestyle Aggressive Portfolio
Gross Fees	669,443	624,592	564,843
Waivers	(13,016)	0	(5,266)
Net Fees	656,427	624,592	559,577
Multi-Index Lifestyle Balanced Portfolio
Gross Fees	2,854,476	2,738,465	2,578,403
Waivers	0	0	0
Net Fees	2,854,476	2,738,465	2,578,403
Multi-Index Lifestyle Conservative Portfolio
Gross Fees	817,296	720,668	654,262
Waivers	(57,197)	(19,778)	(49,634)
Net Fees	760,099	700,890	604,628
Multi-Index Lifestyle Growth Portfolio
Gross Fees	2,140,648	1,973,084	1,808,437
Waivers	0	0	0
Net Fees	2,140,648	1,973,084	1,808,437
Multi-Index Lifestyle Moderate Portfolio
Gross Fees	964,179	917,984	853,435
Waivers	(36,828)	0	(27,323)
Net Fees	927,351	917,984	826,112
Multi-Index 2065 Preservation Portfolio
Gross Fees	0	N/A	N/A
Waivers	0	N/A	N/A
Net Fees	0	N/A	N/A
Multi-Index 2060 Preservation Portfolio
Gross Fees	217,114	137,542	80,385
Waivers	(217,114)	(137,542)	(80,385)
Net Fees	0	0	0
Multi-Index 2055 Preservation Portfolio
Gross Fees	532,741	466,150	438,794
Waivers	(532,741)	(466,150)	(438,794)
Net Fees	0	0	0
Multi-Index 2050 Preservation Portfolio
Gross Fees	1,142,346	1,089,267	1,127,199
Waivers	(1,142,346)	(1,089,267)	(1,127,199)
Net Fees	0	0	0
Multi-Index 2045 Preservation Portfolio
Gross Fees	1,447,249	1,435,405	1,503,963
Waivers	(1,447,249)	(1,435,405)	(1,503,963)
Net Fees	0	0	0
145

	Advisory Fee Paid in Fiscal Year Ended August 31,
Funds	2020 ($)	2019 ($)	2018 ($)
Multi-Index 2040 Preservation Portfolio
Gross Fees	1,929,858	1,930,617	2,036,835
Waivers	(1,929,858)	(1,930,617)	(2,036,835)
Net Fees	0	0	0
Multi-Index 2035 Preservation Portfolio
Gross Fees	2,789,979	2,810,655	2,898,264
Waivers	(2,789,979)	(2,810,655)	(2,898,264)
Net Fees	0	0	0
Multi-Index 2030 Preservation Portfolio
Gross Fees	4,055,794	4,034,330	4,156,401
Waivers	(3,613,717)	(3,934,035)	(4,156,401)
Net Fees	442,077	100,295	0
Multi-Index 2025 Preservation Portfolio
Gross Fees	4,496,258	4,703,468	4,997,258
Waivers	(3,350,538)	(3,702,152)	(4,098,678)
Net Fees	1,145,720	1,001,316	898,580
Multi-Index Income Preservation Portfolio
Gross Fees	1,539,230	1,795,968	2,145,705
Waivers	(1,128,291)	(1,214,530)	(1,482,805)
Net Fees	410,939	581,438	662,900
Multimanager 2065 Lifetime Portfolio
Gross Fees	0	N/A	N/A
Waivers	0	N/A	N/A
Net Fees	0	N/A	N/A
Multimanager 2060 Lifetime Portfolio
Gross Fees	156,864	87,469	40,843
Waivers	(156,864)	(87,469)	(40,843)
Net Fees	0	0	0
Multimanager 2055 Lifetime Portfolio
Gross Fees	340,636	244,632	171,082
Waivers	(340,636)	(244,632)	(171,082)
Net Fees	0	0	0
Multimanager 2050 Lifetime Portfolio
Gross Fees	630,689	507,245	402,049
Waivers	(630,689)	(507,245)	(402,049)
Net Fees	0	0	0
Multimanager 2045 Lifetime Portfolio
Gross Fees	1,108,887	954,905	817,065
Waivers	(1,108,887)	(954,905)	(817,065)
Net Fees	0	0	0
Multimanager 2040 Lifetime Portfolio
Gross Fees	1,287,643	1,075,140	901,177
Waivers	(1,287,643)	(1,075,140)	(901,177)
Net Fees	0	0	0
Multimanager 2035 Lifetime Portfolio
Gross Fees	1,664,246	1,373,752	1,152,089
Waivers	(1,664,246)	(1,373,752)	(1,152,089)
Net Fees	0	0	0
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	Advisory Fee Paid in Fiscal Year Ended August 31,
Funds	2020 ($)	2019 ($)	2018 ($)
Multimanager 2030 Lifetime Portfolio
Gross Fees	2,045,229	1,708,015	1,433,732
Waivers	(2,045,229)	(1,708,015)	(1,433,732)
Net Fees	0	0	0
Multimanager 2025 Lifetime Portfolio
Gross Fees	2,163,284	1,828,646	1,562,051
Waivers	(2,163,284)	(1,828,646)	(1,562,051)
Net Fees	0	0	0
Multimanager 2020 Lifetime Portfolio
Gross Fees	1,515,861	1,298,458	1,146,111
Waivers	(1,515,861)	(1,298,458)	(1,146,111)
Net Fees	0	0	0
Multimanager 2015 Lifetime Portfolio
Gross Fees	577,249	489,353	462,154
Waivers	(577,249)	(489,353)	(462,154)
Net Fees	0	0	0
Multimanager 2010 Lifetime Portfolio
Gross Fees	383,831	310,843	266,646
Waivers	(383,831)	(310,843)	(266,646)
Net Fees	0	0	0
Multi-Index 2065 Lifetime Portfolio
Gross Fees	0	N/A	N/A
Waivers	0	N/A	N/A
Net Fees	0	N/A	N/A
Multi-Index 2060 Lifetime Portfolio
Gross Fees	79,657	49,214	25,195
Waivers	(79,657)	(49,214)	(25,195)
Net Fees	0	0	0
Multi-Index 2055 Lifetime Portfolio
Gross Fees	222,820	172,404	148,185
Waivers	(222,820)	(172,404)	(148,185)
Net Fees	0	0	0
Multi-Index 2050 Lifetime Portfolio
Gross Fees	313,511	253,154	217,135
Waivers	(313,511)	(253,154)	(217,135)
Net Fees	0	0	0
Multi-Index 2045 Lifetime Portfolio
Gross Fees	422,988	358,962	320,883
Waivers	(422,988)	(358,962)	(320,883)
Net Fees	0	0	0
Multi-Index 2040 Lifetime Portfolio
Gross Fees	495,447	432,501	397,351
Waivers	(495,447)	(432,501)	(397,351)
Net Fees	0	0	0
Multi-Index 2035 Lifetime Portfolio
Gross Fees	636,494	556,963	521,350
Waivers	(636,494)	(556,963)	(521,350)
Net Fees	0	0	0
147

	Advisory Fee Paid in Fiscal Year Ended August 31,
Funds	2020 ($)	2019 ($)	2018 ($)
Multi-Index 2030 Lifetime Portfolio
Gross Fees	763,947	671,660	654,113
Waivers	(763,947)	(671,660)	(654,113)
Net Fees	0	0	0
Multi-Index 2025 Lifetime Portfolio
Gross Fees	747,080	677,724	679,493
Waivers	(717,582)	(659,760)	(679,493)
Net Fees	29,498	17,964	0
Multi-Index 2020 Lifetime Portfolio
Gross Fees	540,966	489,182	513,609
Waivers	(534,046)	(489,182)	(513,609)
Net Fees	6,920	0	0
Multi-Index 2015 Lifetime Portfolio
Gross Fees	167,923	158,184	169,350
Waivers	(167,923)	(158,184)	(169,350)
Net Fees	0	0	0
Multi-Index 2010 Lifetime Portfolio
Gross Fees	125,014	103,872	117,433
Waivers	(125,014)	(103,872)	(117,433)
Net Fees	0	0	0
New Opportunities Fund
Gross Fees	2,186,041	3,967,604	5,282,164
Waivers	(116,786)	(971,708)	(1,181,081)
Net Fees	2,069,255	2,995,896	4,101,083
Opportunistic Fixed Income Fund
Gross Fees	279,596	1,124,004	2,061,742
Waivers	(279,596)	(64,451)	(24,959)
Net Fees	0	1,059,553	2,036,783
Real Estate Securities Fund
Gross Fees	2,582,527	2,816,302	3,064,089
Waivers	(26,416)	(30,159)	(37,079)
Net Fees	2,556,111	2,786,143	3,027,010
Science & Technology Fund
Gross Fees	2,982,450	2,570,829	2,821,612
Waivers	(20,730)	(114,584)	(130,656)
Net Fees	2,961,720	2,456,245	2,690,956
Small Cap Growth Fund
Gross Fees	4,675,436	3,766,504	2,788,039
Waivers	(38,480)	(32,346)	(26,123)
Net Fees	4,636,956	3,734,158	2,761,916
Small Cap Value Fund
Gross Fees	5,528,481	5,333,441	5,266,176
Waivers	(59,400)	(40,605)	(43,669)
Net Fees	5,469,081	5,292,836	5,222,507
Strategic Equity Allocation Fund
Gross Fees	45,012,076	45,404,569	47,638,156
Waivers	(9,528,290)	(9,520,908)	(9,884,702)
Net Fees	35,483,786	35,883,661	37,753,454
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	Advisory Fee Paid in Fiscal Year Ended August 31,
Funds	2020 ($)	2019 ($)	2018 ($)
Strategic Income Opportunities Fund
Gross Fees	31,828,678	38,226,208	48,143,086
Waivers	(1,356,004)	(1,669,349)	(2,200,914)
Net Fees	30,472,674	36,556,859	45,942,172
U.S. High Yield Bond Fund
Gross Fees	1,760,562	1,897,323	2,121,083
Waivers	(16,792)	(19,142)	(24,258)
Net Fees	1,743,770	1,878,181	2,096,825
U.S. Sector Rotation Fund
Gross Fees	7,725,734	9,672,770	11,636,580
Waivers	(1,634,950)	(2,028,237)	(2,414,197)
Net Fees	6,090,784	7,644,533	9,222,383

Service Agreement

Pursuant to a Service Agreement, the Advisor is responsible for providing, at the expense of the Trust, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight. Pursuant to the Service Agreement, the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by each fund, including an overhead allocation. The payments under the Service Agreement are not intended to provide a profit to the Advisor. Instead, the Advisor provides the services under the Service Agreement because it also provides advisory services under the Advisory Agreement. The reimbursement shall be calculated and paid monthly in arrears.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Agreement.

The Service Agreement had an initial term of two years, and continues thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of any or all of the funds, or the Advisor may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

The following table shows the fees that each fund incurred and paid to the Advisor for non-advisory services pursuant to the Service Agreement for the fiscal periods ended August 31, 2020, August 31, 2019, and August 31, 2018.

	Service Fee Paid in Fiscal Year Ended August 31,
Fund	2020 ($)	2019 ($)	2018 ($)
Alternative Asset Allocation Fund	95,333	108,784	103,370
Asia Pacific Total Return Bond Fund	42,477	56,712	53,254
Blue Chip Growth Fund	748,495	673,486	419,732
Capital Appreciation Fund	312,556	315,347	259,511
Capital Appreciation Value Fund	250,915	292,868	266,266
Core Bond Fund	495,170	398,054	256,393
Emerging Markets Debt Fund	184,642	179,343	120,560
Emerging Markets Fund	37,195	116,439	169,047
Equity Income Fund	310,204	284,846	244,583
Floating Rate Income Fund	129,455	195,004	204,066
Fundamental Global Franchise Fund	76,864	80,034	67,127
Global Equity Fund	126,728	131,480	120,560
Health Sciences Fund	56,100	50,178	45,919
High Yield Fund	36,423	58,014	65,236
International Small Company Fund	136,279	122,662	92,954
149

	Service Fee Paid in Fiscal Year Ended August 31,
Fund	2020 ($)	2019 ($)	2018 ($)
International Strategic Equity Allocation Fund	275,192	303,792	285,912
Mid Cap Stock Fund	276,560	281,317	232,651
Mid Value Fund	212,543	233,199	200,086
Multi-Asset High Income Fund	6,446	1,095	1,741
Multi-Index Lifestyle Aggressive Portfolio	64,013	58,840	43,260
Multi-Index Lifestyle Balanced Portfolio	165,407	157,903	119,573
Multi-Index Lifestyle Conservative Portfolio	33,429	29,942	21,778
Multi-Index Lifestyle Growth Portfolio	154,417	140,779	103,792
Multi-Index Lifestyle Moderate Portfolio	46,601	44,420	33,098
Multi-Index 2065 Preservation Portfolio	N/A	N/A	N/A
Multi-Index 2060 Preservation Portfolio	20,475	13,421	6,109
Multi-Index 2055 Preservation Portfolio	51,483	45,446	33,863
Multi-Index 2050 Preservation Portfolio	111,309	106,134	87,264
Multi-Index 2045 Preservation Portfolio	137,620	135,972	113,805
Multi-Index 2040 Preservation Portfolio	168,424	168,093	144,433
Multi-Index 2035 Preservation Portfolio	212,082	213,148	183,354
Multi-Index 2030 Preservation Portfolio	242,316	244,695	213,606
Multi-Index 2025 Preservation Portfolio	218,077	228,569	206,420
Multi-Index Income Preservation Portfolio	59,170	67,618	66,264
Multimanager 2065 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2060 Lifetime Portfolio	18,635	12,155	5,648
Multimanager 2055 Lifetime Portfolio	41,362	34,336	24,384
Multimanager 2050 Lifetime Portfolio	77,201	71,083	57,475
Multimanager 2045 Lifetime Portfolio	136,296	133,711	117,163
Multimanager 2040 Lifetime Portfolio	150,970	148,095	127,276
Multimanager 2035 Lifetime Portfolio	186,630	184,204	160,070
Multimanager 2030 Lifetime Portfolio	219,083	219,079	190,177
Multimanager 2025 Lifetime Portfolio	216,498	225,711	198,325
Multimanager 2020 Lifetime Portfolio	138,573	153,955	142,662
Multimanager 2015 Lifetime Portfolio	50,405	57,572	58,146
Multimanager 2010 Lifetime Portfolio	31,945	35,326	33,431
Multi-Index 2065 Lifetime Portfolio	N/A	N/A	N/A
Multi-Index 2060 Lifetime Portfolio	5,598	3,868	1,550
Multi-Index 2055 Lifetime Portfolio	16,779	13,531	9,264
Multi-Index 2050 Lifetime Portfolio	23,881	19,870	13,597
Multi-Index 2045 Lifetime Portfolio	32,481	28,159	20,078
Multi-Index 2040 Lifetime Portfolio	36,682	32,816	24,135
Multi-Index 2035 Lifetime Portfolio	43,440	38,801	29,275
Multi-Index 2030 Lifetime Portfolio	47,436	42,161	33,005
Multi-Index 2025 Lifetime Portfolio	42,170	38,149	30,880
Multi-Index 2020 Lifetime Portfolio	26,392	24,849	21,119
Multi-Index 2015 Lifetime Portfolio	7,342	7,528	6,508
Multi-Index 2010 Lifetime Portfolio	4,980	4,692	4,273
New Opportunities Fund	51,537	78,999	86,308
Opportunistic Fixed Income Fund	5,023	27,993	42,217
Real Estate Securities Fund	63,083	71,917	63,376
Science & Technology Fund	50,314	44,270	39,620
Small Cap Growth Fund	96,512	77,674	44,365
150

	Service Fee Paid in Fiscal Year Ended August 31,
Fund	2020 ($)	2019 ($)	2018 ($)
Small Cap Value Fund	100,967	98,552	75,425
Strategic Equity Allocation Fund	1,229,873	1,312,785	1,107,286
Strategic Income Opportunities Fund	876,238	1,097,039	1,125,736
U.S. High Yield Bond Fund	40,651	45,493	41,240
U.S. Sector Rotation Fund	213,489	276,886	270,753

Subadvisory Agreements

Duties of the Subadvisors. Under the terms of each of the current subadvisory agreements, including multiple sub-subadvisory arrangements (each a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”), the subadvisors manage the investment and reinvestment of the assets of the funds, subject to the supervision of the Board and the Advisor. In addition, for a fund with a sub-subadvisory arrangement as indicated in its Prospectus, the activities of the sub-subadvisor are subject to the supervision of that fund’s subadvisor. Each subadvisor formulates a continuous investment program for each such fund consistent with its investment objectives and policies outlined in the Prospectus. Each subadvisor implements such programs by purchases and sales of securities and regularly reports to the Advisor and the Board with respect to the implementation of such programs. Each subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned funds. Additional information about the funds’ portfolio managers, including other accounts managed, ownership of fund shares, and compensation structure, can be found at Appendix B to this SAI.

The Advisor has delegated to the subadvisors the responsibility to vote all proxies relating to the securities held by the funds. See “Other Services — Proxy Voting” below, for additional information.

Subadvisory Fees. As compensation for their services, each subadvisor receives fees from the Advisor computed separately for each fund. In respect of a sub-subadvisory agreement, the fees are paid by the subadvisor to the entity providing the sub-subadvisory services described below.

Subadvisory Arrangement for Asia Pacific Total Return Bond Fund and Emerging Markets Debt Fund. In rendering investment advisory services to Asia Pacific Total Return Bond Fund and Emerging Markets Debt Fund, Manulife IM (US), the subadvisor to the funds, may use the portfolio management, research and other resources of Manulife Investment Management (Hong Kong) Limited (“Manulife IM (HK)”), an affiliate of Manulife IM (US). Manulife IM (HK) is not registered with the SEC as an investment advisor under the Advisers Act. Manulife IM (US) has entered into a memorandum of understanding and supervisory agreement (collectively, the “Participating Affiliate Agreement”) with Manulife IM (HK) pursuant to which Manulife IM (HK) is considered a participating affiliate of the subadvisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisors to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered advisor. Investment professionals from Manulife IM (HK) may render portfolio management, research and other services to Asia Pacific Total Return Bond Fund and Emerging Markets Debt Fund under the Participating Affiliate Agreement and are subject to supervision by Manulife IM (US).

Sub-Subadvisory Arrangements. Under a sub-subadvisory arrangement, the sub-subadvisor provides certain investment advisory services to the fund’s subadvisor for the benefit of the fund. In each case, the subadvisor pays the sub-subadvisor, as full compensation for all services provided under the sub-subadvisory arrangement, a portion of its subadvisory fee. The Trust does not incur any expenses in connection with any sub-subadvisor’s services other than the advisory fee.

Fund	Subadvisor	Sub-subadvisor
High Yield Fund	Western Asset Management Company, LLC	Western Asset Management Company Limited
Real Estate Securities Fund	Wellington Management Company, LLP	N/A

Affiliated Subadvisors. The Advisor and the Affiliated Subadvisors are controlled by Manulife Financial.

Advisory arrangements involving Affiliated Subadvisors and investment in affiliated underlying funds present certain conflicts of interest. For each fund subadvised by an Affiliated Subadvisor, the Affiliated Subadvisor will benefit from increased subadvisory fees. In addition, MFC will benefit, not only from the net advisory fee retained by the Advisor but also from the subadvisory fee paid by the Advisor to the Affiliated Subadvisor. Consequently, the Affiliated Subadvisors and MFC may be viewed as benefiting financially from: (i) the appointment of or continued service

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of Affiliated Subadvisors to manage the funds; and (ii) the allocation of the assets of the funds to the funds having Affiliated Subadvisors. Similarly, the Advisor may be viewed as having a conflict of interest in the allocation of the assets of the funds to affiliated underlying funds as opposed to unaffiliated underlying funds. However, both the Advisor, in recommending to the Board the appointment or continued service of Affiliated Subadvisors, and such Subadvisors, in allocating the assets of the funds, have a fiduciary duty to act in the best interests of the funds and their shareholders. The Advisor has a duty to recommend that Affiliated Subadvisors be selected, retained, or replaced only when the Advisor believes it is in the best interests of shareholders. In addition, under the Trust’s “Manager of Managers” exemptive order received from the SEC, the Trust is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadvisor as the subadvisor except as otherwise permitted by applicable SEC No-Action Letter to a fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of the Advisor and MFC, may provide this approval). Similarly, each Affiliated Subadvisor has a duty to allocate assets to Affiliated Subadvised funds, and affiliated underlying funds more broadly, only when it believes this is in shareholders’ best interests and without regard for the financial incentives inherent in making such allocations. The Independent Trustees are aware of and monitor these conflicts of interest.

Additional Information Applicable to Subadvisory Agreements

Term of each Subadvisory Agreement. Each Subadvisory Agreement will initially continue in effect as to a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of that fund. In either event, such continuance also shall be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Subadvisory Agreements.

Any required shareholder approval of any continuance of any of the Subadvisory Agreements shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve such continuance, even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other series of the Trust affected by the Subadvisory Agreement; or (b) all of the series of the Trust.

Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadvisor with respect to such fund pending the required approval of the continuance of the Subadvisory Agreement or a new agreement with either that party or a different subadvisor, or other definitive action.

Termination of a Subadvisory Agreement. A Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreement, and also to the relevant fund. The following parties may terminate a Subadvisory Agreement:

■	the Board;

■	with respect to any fund, a majority of the outstanding voting securities of such fund;

■	the Advisor; and

■	the applicable subadvisor.

A Subadvisory Agreement will automatically terminate in the event of its assignment or upon termination of the Advisory Agreement.

Amendments to the Subadvisory Agreements. A Subadvisory Agreement may be amended by the parties to the agreement, provided that the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant fund (except as noted below) and by the vote of a majority of the Independent Trustees. The required shareholder approval of any amendment to a Subadvisory Agreement shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other series of the Trust affected by the amendment; or (b) all the series of the Trust.

As noted under “Who’s who — Investment advisor” in the Prospectus, an SEC order permits the Advisor, subject to approval by the Board and a majority of the Independent Trustees, to appoint a subadvisor (other than an Affiliated Subadvisor), or change a subadvisory fee or otherwise amend a subadvisory agreement (other than with an Affiliated Subadvisor) pursuant to an agreement that is not approved by shareholders.

Other Services

Proxy Voting. Based on the terms of the current Subadvisory Agreements, the Trust’s proxy voting policies and procedures (the “Trust Procedures”) delegate to the subadvisors of each of its funds the responsibility to vote all proxies

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relating to securities held by that fund in accordance with the subadvisor’s proxy voting policies and procedures. A subadvisor has a duty to vote or not vote such proxies in the best interests of the fund it subadvises and its shareholders, and to avoid the influence of conflicts of interest. In the event that the Advisor assumes day-to-day management responsibilities for the fund, the Trust’s Procedures delegate proxy voting responsibilities to the Advisor. Complete descriptions of the Trust Procedures and the proxy voting procedures of the Advisor and the subadvisors are set forth in Appendix C to this SAI.

It is possible that conflicts of interest could arise for a subadvisor when voting proxies. Such conflicts could arise, for example, when a subadvisor or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when a fund, its Advisor or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadvisor becomes aware of a material conflict of interest, the Trust Procedures generally require the subadvisor to follow any conflicts procedures that may be included in the subadvisor’s proxy voting procedures. Although conflicts procedures will vary among subadvisors, they generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;
(b) voting pursuant to pre-determined voting guidelines; or
(c) referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadvisor are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although a subadvisor may have a duty to vote all proxies on behalf of the fund that it subadvises, it is possible that the subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits a subadvisor from trading the shares in the marketplace for a period of time, the subadvisor may determine that it is not in the best interests of the fund to vote the proxies. In addition, consistent with its duty to vote proxies in the best interests of a fund’s shareholders, the subadvisor may refrain from voting one or more of the fund’s proxies if the subadvisor believes that the costs of voting such proxies may outweigh the potential benefits. For example, the subadvisor may choose not to recall securities where the subadvisor believes the costs of voting may outweigh the potential benefit of voting. A subadvisor also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security since the fund would lose security lending income if the securities were recalled.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available: (1) without charge, on www.jhinvestments.com and (2) on the SEC’s website at sec.gov.

DISTRIBUTION AGREEMENTS

The Trust has a Distribution Agreement with John Hancock Investment Management Distributors LLC, an affiliate of the Advisor, located at 200 Berkeley Street, Boston, Massachusetts 02116. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the funds. Shares of the funds also are sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the funds. The Distributor accepts orders for the purchase of the shares of the funds that are continually offered at the NAV next determined, plus any applicable sales charge. Class 1, Class I, Class NAV, Class R2, Class R4, Class R5, and Class R6 shares of the funds are offered without a front-end sales load or CDSC. In connection with the sale of Class A shares, the Distributor and Selling Firms typically receive compensation from a sales charge imposed at the time of sale. In the case of both Class A shares and Class C shares where a CDSC is applicable, the Selling Firms receive compensation immediately, but the Distributor is compensated on a deferred basis. Neither the Distributor nor Selling Firms receive any compensation with respect to the sale of Class R6 shares of the funds.

With respect to share classes other than Class R6, the Distributor may make, either from Rule 12b-1 distribution fees, if applicable, or out of its own resources, additional payments to financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. These payments are sometimes referred to as “revenue sharing.” No such payments are made with respect to the funds’ Class R6 shares.

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The funds do not issue share certificates. Shares are electronically recorded. The Board reserves the right to change or waive a fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when, in the judgment of the Advisor or the relevant subadvisor, such rejection is in the fund’s best interest.

Underwriting Commissions. The following table shows the underwriting commissions that the Distributor charged and retained with respect to transactions in Class A and Class C shares of the funds for the fiscal periods ended August 31, 2020, August 31, 2019, and August 31, 2018.

	Share Class		Fiscal Period Ended August 31,
Fund		2020 ($)	2019 ($)	2018 ($)
Alternative Asset Allocation Fund	Class A	54,949.35	37,224.60	65,440.55
	Class C	257.32	2,472.94	2,248.64
Blue Chip Growth Fund	Class A	1,506,167.27	1,687,360.04
	Class C	8,730.18	10,770.17
Emerging Markets Fund	Class A	63,925.80	135,175.60	214,790.73
	Class C	179.15	761.06	731.00
Emerging Markets Debt Fund	Class A	2,706.36	2,733.57	10,865.04
	Class C	0.00	199.88	205.08
Equity Income Fund	Class A	170,900.10	151,670.37
	Class C	906.36	172.19
Floating Rate Income Fund	Class A	34,040.44	76,509.84	71,245.37
	Class C	1,006.26	2,373.13	10,492.34
Fundamental Global Franchise Fund	Class A	7,900.50	11,315.84
International Small Company Fund	Class A	73,689.44	173,602.61	311,013.47
	Class C	572.21	465.58	526.28
Multi-Asset High Income Fund	Class A	977.02	2,592.96	9,655.31
	Class C	2.30	79.82	711.35
Multi-Index Lifestyle Aggressive Portfolio	Class A	252,520.27	315,751.43
Multi-Index Lifestyle Balanced Portfolio	Class A	550,692.28	831,929.55
Muti-Index Lifestyle Conservative Portfolio	Class A	273,583.36	226,488.65
Multi-Index Lifestyle Growth Portfolio	Class A	793,456.04	1,080,995.67
Multi-Index Lifestyle Moderate Portfolio	Class A	219,000.47	299,547.55
Multimanager 2055 Lifetime Portfolio	Class A	4,073.49	6,653.69	5,864.65
Multimanager 2050 Lifetime Portfolio	Class A	17,481.91	17,723.16	15,629.05
Multimanager 2045 Lifetime Portfolio	Class A	22,122.59	18,246.42	22,370.70
Multimanager 2040 Lifetime Portfolio	Class A	12,948.36	31,302.53	21,366.31
Multimanager 2035 Lifetime Portfolio	Class A	28,357.81	19,679.79	35,028.09
Multimanager 2030 Lifetime Portfolio	Class A	24,322.34	22,608.10	38,834.93
Multimanager 2025 Lifetime Portfolio	Class A	15,170.21	18,941.78	27,407.65
Multimanager 2020 Lifetime Portfolio	Class A	15,796.40	10,278.62	28,557.26
Multimanager 2015 Lifetime Portfolio	Class A	3,694.03	6,819.40	7,941.70
Multimanager 2010 Lifetime Portfolio	Class A	1,547.34	1,682.06	3,582.91
New Opportunities Fund	Class A	49,121.44	61,000.65
	Class C	238.25	70.22
Real Estate Securities Fund	Class A	0.00
	Class C	0.00
Small Cap Growth Fund	Class A	4,908.34	9,611.44
	Class C	0.00	0.00
Small Cap Value Fund	Class A	30,278.64	37,073.78	92,971.73
Strategic Income Opportunities Fund	Class A	140,614.09	232,685.92	495,716.24
	Class C	3,031.16	13,918.91	26,351.53
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Distribution Plans. The Board has adopted distribution plans with respect to Class A, Class C, Class R2, Class R4, Class R5, and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, a fund may pay distribution and service fees based on average daily net assets attributable to those classes, at the maximum aggregate annual rates shown in the following table. However, the service portion of the Rule 12b-1 fees borne by a class of shares of a fund will not exceed 0.25% of average daily net assets attributable to such class of shares.

Share Class	Rule 12b-1 Fee (%)
Class A (Each fund other than Floating Rate Income Fund, Multi-Asset High Income Fund, New Opportunities Fund and Small Cap Growth Fund)	0.30
Class A (Floating Rate Income Fund, Multi-Asset High Income Fund, New Opportunities Fund, Opportunistic Fixed Income Fund, Real Estate Securities Fund, and Small Cap Growth Fund)	0.25
Class C	1.00
Class R2	0.25
Class R4[1]	0.25
Class R5	0.00
Class 1	0.05
1	The Distributor has contractually agreed to limit the Rule 12b-1 distribution and service fees for Class R4 shares of the fund to 0.15% until December 31, 2021.

The distribution portion of the fees payable pursuant to the Rule 12b-1 Plans may be spent on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Distributor) that are engaged in or support the sale of fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares. The service portion of the fees payable pursuant to the Rule 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees paid under the Class 1 shares’ Rule 12b-1 Plans also may be used for certain shareholder and administrative services.

The Rule 12b-1 Plans and all amendments were approved by the Board, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the Rule 12b-1 Plans. Pursuant to the Rule 12b-1 Plans, at least quarterly, the Distributor provides the Board with a written report of the amounts expended under the Rule 12b-1 Plans and the purpose for which these expenditures were made. The Board reviews these reports on a quarterly basis to determine the continued appropriateness of such expenditures.

Each Rule 12b-1 Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Board and the Independent Trustees. Each Rule 12b-1 Plan provides that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of the fund’s outstanding shares of the applicable class, in each case upon 60 days’ written notice to the Distributor. Each Rule 12b-1 Plan further provides that it may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of a fund that has voting rights with respect to the Rule 12b-1 Plan. The Rule 12b-1 Plans provide that no material amendment to the Rule 12b-1 Plans will be effective unless it is approved by a majority vote of the Board and the Independent Trustees of the Trust. The holders of Class A, Class C, Class R2, Class R4, Class R5, and Class 1 shares have exclusive voting rights with respect to the Rule 12b-1 Plans applicable to their class of shares. In adopting the Rule 12b-1 Plans, the Board, including the Independent Trustees, concluded that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plans will benefit the holders of the applicable classes of shares of each fund.

Class I, Class NAV, and Class R6 shares of the funds are not subject to any Rule 12b-1 Plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class I, Class NAV, and Class R6 shares will be paid by the Advisor or by the Distributor and will not be paid from the fees paid under the Rule 12b-1 Plan for any other class of shares. In addition, expenses associated with the obligation of the Distributor to use its best efforts to sell Class R5 shares will be paid by the Advisor or by the Distributor and will not be paid by the funds.

Amounts paid to the Distributor by any class of shares of a fund will not be used to pay the expenses incurred with respect to any other class of shares of that fund; provided, however, that expenses attributable to the fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a fund may participate in joint distribution activities with other funds and the costs of those activities will be borne by the fund in proportion to the relative NAVs of the fund and the other funds.

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Each Rule 12b-1 Plan recognizes that the Advisor may use its management fee revenue under the Advisory Agreement with a fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the fund. To the extent that the payment of management fees by a fund to the Advisor should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the Rule 12b-1 Plan.

During the fiscal period ended August 31, 2020, the following amounts were paid to the Distributor pursuant to each fund’s Rule 12b-1 Plans.

Fund	Share Class	Rule 12b-1 Service Fee Payments ($)	Rule 12b-1 Distribution Fee Payments ($)
Alternative Asset Allocation Fund	Class A	200,756	33,459
	Class C	365,796	274,347
	Class R2	3,535	0
	Class R4	164	0
Blue Chip Growth Fund	Class 1	935,877	0
	Class A	2,041,095	340,183
	Class C	791,576	593,682
Capital Appreciation Fund	Class 1	296,023	0
Core Bond Fund	Class 1	92,994	0
Emerging Markets Fund	Class A	152,627	25,438
	Class C	23,570	17,677
Emerging Markets Debt Fund	Class A	7,538	1,256
	Class C	6,076	4,557
	Class R2	349	0
	Class R4	0	0
Equity Income Fund	Class 1	88,522	0
	Class A	165,758	27,626
	Class C	24,535	18,401
Floating Rate Income Fund	Class 1	10,201	0
	Class A	238,068	0
	Class B	31,677	23,758
	Class C	535,582	401,686
Fundamental Global Franchise Fund	Class A	14,067	2,345
Global Equity Fund	Class A	127,199	21,200
	Class C	80,475	60,356
	Class R2	266	0
	Class R4	78	0
High Yield Fund	Class 1	109,771	0
International Small Company Fund	Class A	155,340	25,890
	Class C	13,576	10,182
Mid Cap Stock Fund	Class 1	217,926	0
Multi-Asset High Income Fund	Class A	13,625	1,796
	Class C	7,282	5,461
Multi-Index Lifestyle Aggressive Portfolio	Class 1	172,076	0
Multi-Index Lifestyle Balanced Portfolio	Class 1	445,814	0
Multi-Index Lifestyle Conservative Portfolio	Class 1	91,787	0
Multi-Index Lifestyle Growth Portfolio	Class 1	416,193	0
Multi-Index Lifestyle Moderate Portfolio	Class 1	127,162	0
Multi-Index 2065 Preservation Portfolio	Class 1	0	0
	Class R2	0	0
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Fund	Share Class	Rule 12b-1 Service Fee Payments ($)	Rule 12b-1 Distribution Fee Payments ($)
	Class R4	0	0
Multi-Index 2060 Preservation Portfolio	Class 1	54,848	0
	Class R2	432	0
	Class R4	185	0
Multi-Index 2055 Preservation Portfolio	Class 1	139,668	0
	Class R2	500	0
	Class R4	67	0
Multi-Index 2050 Preservation Portfolio	Class 1	270,838	0
	Class R2	1,995	0
	Class R4	185	0
Multi-Index 2045 Preservation Portfolio	Class 1	344,766	0
	Class R2	1,419	0
	Class R4	72	0
Multi-Index 2040 Preservation Portfolio	Class 1	422,649	0
	Class R2	900	0
	Class R4	250	0
Multi-Index 2035 Preservation Portfolio	Class 1	537,378	0
	Class R2	3,188	0
	Class R4	98	0
Multi-Index 2030 Preservation Portfolio	Class 1	613,960	0
	Class R2	1,788	0
	Class R4	2,288	0
Multi-Index 2025 Preservation Portfolio	Class 1	560,519	0
	Class R2	3,986	0
	Class R4	113	0
Multi-Index Income Preservation Portfolio	Class 1	151,263	0
	Class R2	1,636	0
	Class R4	801	0
Multimanager 2065 Lifetime Portfolio	Class 1	0	0
	Class A	0	0
	Class R2	0	0
	Class R4	0	0
Multimanager 2060 Lifetime Portfolio	Class 1	48,910	0
	Class A	10,099	1,683
	Class R2	280	0
	Class R4	92	0
Multimanager 2055 Lifetime Portfolio	Class 1	100,346	0
	Class A	52,459	8,743
	Class R2	1,694	0
	Class R4	65	0
Multimanager 2050 Lifetime Portfolio	Class 1	167,890	0
	Class A	183,288	30,548
	Class R2	2,959	0
	Class R4	1,355	0
Multimanager 2045 Lifetime Portfolio	Class 1	293,178	0
	Class A	341,365	56,894
	Class R2	6,690	0
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Fund	Share Class	Rule 12b-1 Service Fee Payments ($)	Rule 12b-1 Distribution Fee Payments ($)
	Class R4	229	0
Multimanager 2040 Lifetime Portfolio	Class 1	320,781	0
	Class A	417,199	69,533
	Class R2	2,505	0
	Class R4	373	0
Multimanager 2035 Lifetime Portfolio	Class 1	401,399	0
	Class A	483,439	80,573
	Class R2	6,433	0
	Class R4	143	0
Multimanager 2030 Lifetime Portfolio	Class 1	466,589	0
	Class A	588,176	98,029
	Class R2	7,229	0
	Class R4	754	0
Multimanager 2025 Lifetime Portfolio	Class 1	462,329	0
	Class A	569,989	94,998
	Class R2	11,665	0
	Class R4	1,058	0
Multimanager 2020 Lifetime Portfolio	Class 1	266,725	0
	Class A	530,152	88,359
	Class R2	2,476	0
	Class R4	281	0
Multimanager 2015 Lifetime Portfolio	Class 1	83,615	0
	Class A	275,784	45,964
	Class R2	215	0
	Class R4	17	0
Multimanager 2010 Lifetime Portfolio	Class 1	61,225	0
	Class A	132,483	22,081
	Class R2	1,101	0
	Class R4	77	0
Multi-Index 2065 Lifetime Portfolio	Class 1	0	0
Multi-Index 2060 Lifetime Portfolio	Class 1	14,110	0
Multi-Index 2055 Lifetime Portfolio	Class 1	38,331	0
Multi-Index 2050 Lifetime Portfolio	Class 1	47,632	0
Multi-Index 2045 Lifetime Portfolio	Class 1	61,957	0
Multi-Index 2040 Lifetime Portfolio	Class 1	77,096	0
Multi-Index 2035 Lifetime Portfolio	Class 1	93,087	0
Multi-Index 2030 Lifetime Portfolio	Class 1	109,210	0
Multi-Index 2025 Lifetime Portfolio	Class 1	95,794	0
Multi-Index 2020 Lifetime Portfolio	Class 1	56,245	0
Multi-Index 2015 Lifetime Portfolio	Class 1	14,299	0
Multi-Index 2010 Lifetime Portfolio	Class 1	12,320	0
Multi-Index 2065 Lifetime Portfolio	Class R4	0	0
Multi-Index 2060 Lifetime Portfolio	Class R4	282	0
Multi-Index 2055 Lifetime Portfolio	Class R4	924	0
Multi-Index 2050 Lifetime Portfolio	Class R4	1,497	0
Multi-Index 2045 Lifetime Portfolio	Class R4	1,686	0
Multi-Index 2040 Lifetime Portfolio	Class R4	883	0
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Fund	Share Class	Rule 12b-1 Service Fee Payments ($)	Rule 12b-1 Distribution Fee Payments ($)
Multi-Index 2035 Lifetime Portfolio	Class R4	1,991	0
Multi-Index 2030 Lifetime Portfolio	Class R4	5,065	0
Multi-Index 2025 Lifetime Portfolio	Class R4	3,598	0
Multi-Index 2020 Lifetime Portfolio	Class R4	4,954	0
Multi-Index 2015 Lifetime Portfolio	Class R4	1,917	0
Multi-Index 2010 Lifetime Portfolio	Class R4	299	0
New Opportunities Fund	Class 1	16,635	0
	Class A	628,275	0
	Class C	37,050	27,788
	Class R2	123	0
	Class R4	77	0
Opportunistic Fixed Income Fund	Class 1	20,703	0
	Class A	0	0
	Class C	0	0
Real Estate Securities Fund	Class A	0	0
	Class C	0	0
	Class 1	184,466	0
Small Cap Value Fund	Class A	80,015	13,336
Small Cap Growth Fund	Class A	10,011	0
	Class C	1,965	1,474
Strategic Income Opportunities Fund	Class A	965,239	160,873
	Class C	1,719,350	1,289,513
	Class R2	24,201	0
U.S. High Yield Bond Fund	Class 1	33,311	0

Class R Service Plans. The Trust has adopted a separate service plan with respect to Class R2, Class R4, and Class R5 shares of the applicable funds (the “Class R Service Plans”). The Class R Service Plans authorize a fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans, or plan participants holding shares of the fund a service fee of up to a specified percentage of the fund’s average daily net assets attributable to the applicable class of shares held by such plan participants. The percentages are 0.25% for Class R2 shares, 0.10% for Class R4 shares, and 0.05% for Class R5 shares. The services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns the applicable class of shares; (c) processing orders to purchase, redeem and exchange the applicable class of shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; (d) addressing plan participant questions regarding their accounts and the funds; and (e) other services related to servicing such retirement plans.

SALES COMPENSATION

As part of their business strategy, the funds, along with the Distributor, pay compensation to Selling Firms that sell the shares of the funds. These firms typically pass along a portion of this compensation to the shareholder’s broker or financial professional.

The primary sources of Selling Firm compensation payments for sales of shares of the funds are: (1) the Rule 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a fund’s assets; and (2) in the case of Class A and Class C shares, sales charges paid by investors. The sales charges and Rule 12b-1 fees are detailed in the relevant Prospectus and under “Distribution Agreements,” “Sales Charges on Class A and Class C Shares,” and “Deferred Sales Charge on Class A and Class C Shares” in this SAI. For Class I shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the funds. This payment may not exceed 0.15% of the amount invested.

Initial Compensation. Whenever an investor purchases Class A or Class C shares of a fund, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Broker or Other Selling Firm Compensation.”

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Annual Compensation. Except as provided below, for Class A share purchases of a fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 fee of 0.25% of its average daily net assets invested in the fund. This Rule 12b-1 fee is paid monthly in arrears.

For Class A investments of $1 million ($250,000 for Floating Rate Income Fund) or more and investments by certain retirement plans, Class C shares of a fund, beginning in the second year after an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net (aged) assets invested in the fund. The term “(aged) assets” used in this context refers to investments of $1 million ($250,000 for Floating Rate Income Fund) or more in Class A shares that are held for more than one year and therefore would not be subject to the relevant CDSC upon redemption. In addition, beginning in the second year after an investment is made in Class C shares of a fund, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets invested in the fund. These service and distribution fees are paid monthly in arrears.

For Class R2 and R4 shares of a fund, beginning in the first year after an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net (aged) assets, except that the annual Rule 12b-1 distribution fee payable to Selling Firms for Class R4 shares of certain funds is limited to 0.15% of the average daily net assets of Class R4 shares for each such fund until December 31, 2021, as described in each such fund’s Class R4 Prospectus.

For more information, see the table below under the column captioned “Selling Firm receives Rule 12b-1 service fees.” These service and distribution fees are paid monthly in arrears.

The Distributor may pay all or part of the Rule 12b-1 fees applicable to Class 1 shares of a fund to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services contemplated by the Class 1 Rule 12b-1 Plan. In addition, as further compensation for providing these services, the Advisor, but not any of the funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the funds attributable to variable contracts issued by the Affiliated Insurance Company.

Additional Payments to Financial Intermediaries. Shares of the funds are primarily sold through financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. In addition to sales charges, which are payable by shareholders, and Rule 12b-1 distribution fees, which are paid by the funds, the Advisor, the Distributor or another affiliate makes additional payments to firms out of its own resources. These payments are sometimes referred to as “revenue sharing.” Many firms involved in the sale of fund shares receive one or more types of these cash payments. The categories of payments that the Advisor, the Distributor or another affiliate provides to firms are described below. These categories are not mutually exclusive and the Advisor, the Distributor or another affiliate may make additional types of revenue sharing payments in the future. Some firms receive payments under more than one or all categories. These payments assist in the efforts of the Advisor, the Distributor or another affiliate to promote the sale of the funds’ shares. The Advisor, the Distributor or another affiliate agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm and are an important factor in a firm’s willingness to support the sale of the funds through its distribution system. To the extent firms receiving such payments purchase shares of the funds on behalf of their clients, the Advisor and/or the Distributor benefit from increased management and other fees with respect to those assets. The Advisor, the Distributor or another affiliate determines which firms to make payments to and the extent of the payments it is willing to make. The Advisor, the Distributor or another affiliate generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the promotional efforts of the Advisor, the Distributor or another affiliate. The Advisor, the Distributor or another affiliate does not make an independent assessment of the cost of providing such services.

The provision of these additional payments, the varying fee structures and the basis on which a firm compensates its registered representatives or salespersons creates an incentive for a particular firm, registered representative, or salesperson to highlight, feature or recommend funds, including the funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if greater payments are made with respect to one mutual fund complex than another, a firm has an incentive to recommend one fund complex over another. Similarly, if a firm receives greater compensation for one share class versus another, that firm has an incentive to recommend the share class with the greater compensation. Shareholders should consider whether such incentives exist when evaluating any recommendations from a firm to purchase or sell shares of the funds and when considering which share class is most appropriate. Shareholders should ask their salesperson or visit their firm’s website for more information about the additional payments they receive and any potential conflicts of interest, as well as for information regarding any fees

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and/or commissions the firm charges. Firms may categorize and disclose these arrangements differently than the Distributor and its affiliates.

As of August 31, 2020, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with the Advisor, the Distributor or another affiliate pursuant to which the firm is entitled to a revenue sharing payment at an annual rate of up to 0.25% of the value of the fund shares sold or serviced by the firm:

Business Partner Firms
Advisor Group-FSC Securities Corporation
Advisor Group-Royal Alliance Associates, Inc.
Advisor Group-Sagepoint Financial, Inc.
Advisor Group-Woodbury Financial Services
Advisor Group-Securities America, Inc.
Advisor Group-Triad Advisors, LLC.
Advisor Group-KMS Financial Services, Inc.
Advisor Group-Securities Service Network, LLC
Ameriprise Financial Services, Inc.
Avantax Wealth Management
Banc of America/Merrill Lynch
BOK Financial Securities, Inc.
Centaurus Financial, Inc.
Cetera - Advisor Network LLC
Cetera - Advisors LLC
Cetera - Financial Institutions
Cetera - Financial Specialists, Inc.
Cetera - First Allied Securities, Inc.
Cetera - Summit Brokerage Services, Inc.
Charles Schwab
Commonwealth Financial Network
Crown Capital Securities L.P.
DA Davidson & Co Inc.
Edward D. Jones & Co. LP
Fidelity - Fidelity Brokerage Services LLC
Fidelity - Fidelity Investments Institutional Operations Company, Inc.
Fidelity - National Financial Services LLC
Fifth Third Securities, Inc.

Business Partner Firms
First Command Financial Planning
First Tennessee Brokerage, Inc.
Geneos Wealth Management
GWFS Equities, Inc.
Independent Financial Group
Infinex Investments Inc.
J.P. Morgan Securities LLC
Key Investment Services
Leumi Investment Services, Inc.
LPL Financial LLC
MML Investor Services, Inc.
Money Concepts Capital Corp.
Morgan Stanley Wealth Management, LLC
Northwestern Mutual Investment Services, LLC
ProEquities, Inc.
Raymond James and Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co.
Stifel, Nicolaus, & Co, Inc.
TD Ameritrade
The Investment Center, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Unionbanc Investment Services
Wells Fargo Advisors

The Advisor, the Distributor or another affiliate also has arrangements with intermediaries that are not members of FINRA.

The Advisor, the Distributor or another affiliate may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other firms in the future.

Sales and Asset Based Payments. The Advisor, the Distributor or another affiliate makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. The Advisor, the Distributor or another affiliate hopes to benefit from revenue sharing by increasing the funds’ net assets, which, as well as benefiting the funds, would result in additional management and other fees for the Advisor and its affiliates. In consideration for revenue sharing compensation, some firms will feature certain funds in their sales systems or give the Advisor, the Distributor or another affiliate additional access to members of their sales forces or management. In addition, some firms agree to participate in the marketing efforts of the Advisor, the Distributor or another affiliate by allowing the Advisor, the Distributor or another affiliate to participate in conferences, seminars or other programs attended by the firm’s sales force. Although certain firms seek revenue sharing payments to offset costs incurred by the firm in servicing the firm’s clients that have invested in the funds, such firms may still earn a profit on these payments. Revenue sharing payments provide a firm with an incentive to recommend the funds.

The payments to firms generally are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and

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relationship with the Advisor, the Distributor or another affiliate. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Advisor, the Distributor or another affiliate in its sole discretion, may be different for different firms. For example, one way in which revenue sharing payments made by the Advisor, the Distributor or another affiliate are calculated is on sales of shares of the funds (“Sales-Based Payments”). Such payments can also be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary or on another subset of assets of funds in the John Hancock Fund Complex (“Asset-Based Payments”). Sales-Based Payments primarily create incentives for firms to sell shares of the funds and Asset-Based Payments primarily create incentives for firms to retain previously sold shares of the funds in investor accounts. The Advisor, the Distributor or another affiliate pays firms either or both Sales-Based Payments and Asset-Based Payments. The compensation arrangements described in this section are not mutually exclusive, and a single firm may receive multiple types of compensation. Such payments may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the funds attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

Administrative, Technology, and Processing Support Payments. The Advisor, the Distributor or another affiliate also pays certain firms that sell shares of the funds for certain administrative services, including recordkeeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. The Advisor, the Distributor or another affiliate also makes payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Advisor, the Distributor or another affiliate makes under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s fund trading system. The Advisor, the Distributor or another affiliate also makes platform support payments to some firms for the purpose of supporting services provided by a financial firm’s servicing of shareholder accounts, including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment related products, programs and services. In addition, the Advisor, the Distributor or another affiliate may pay for certain services including technology, operations, tax, “due diligence,” or audit consulting services.

Retirement Plan Program Servicing Payments. The Advisor, the Distributor or another affiliate may make payments to certain financial intermediaries who sell fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.

Marketing Support Payments. The Advisor, the Distributor or another affiliate makes payments to some firms for marketing support services, including: providing periodic and ongoing education and training and support of firm personnel regarding the funds; disseminating to firm personnel information and product marketing materials regarding the funds; explaining to firms’ clients the features and characteristics of the funds; conducting due diligence regarding the funds; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the firm; and providing business planning assistance, marketing support, advertising and other services.

Other Cash Payments. From time to time, the Advisor, the Distributor or another affiliate provides, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by the Advisor, the Distributor or another affiliate may take various forms, including payments for the receipt of analytical data in relation to sales of fund shares, financial assistance to firms that enable the Advisor, the Distributor or another affiliate to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Advisor, the Distributor or another affiliate makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law. These payments vary depending upon the nature of the event or the relationship.

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In certain circumstances, the Advisor, the Distributor or another affiliate has other relationships with some firms relating to the provisions of services to the funds, such as providing omnibus account services or transaction processing services, or effecting portfolio transactions for the funds. If a firm provides these services, the Advisor or the funds may compensate the firm for these services. In addition, in certain circumstances, some firms have other compensated or uncompensated relationships with the Advisor or its affiliates that are not related to the funds.

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First Year Broker or Other Selling Firm Compensation
	Investor pays sales charge (% of offering price)[1]	Selling Firm receives commission[2]	Selling Firm Receives Rule 12b-1 service fee	Total Selling Firm compensation3,[4]
Class A investments (Equity Funds)[5]
Up to $49,999	5.00%	4.26%	0.25%	4.50%
$50,000 - $99,999	4.50%	3.76%	0.25%	4.00%
$100,000 - $249,999	3.50%	2.86%	0.25%	3.10%
$250,000 - $499,999	2.50%	2.11%	0.25%	2.35%
$500,000 - $999,999	2.00%	1.61%	0.25%	1.85%
Class A investments (Asia Pacific Total Return Bond Fund, Emerging Markets Debt Fund, and Strategic Income Opportunities Fund)[5]
Less than $100,000	4.00%	3.50%	0.25%	3.75%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.05%	0.25%	2.30%
$500,000 - $999,999	2.00%	1.76%	0.25%	2.00%
Class A investments (Floating Rate Income Fund)[5]
Less than $100,000	2.50%	2.00%	0.25%	2.25%
$100,000 - $249,999	2.00%	1.50%	0.25%	1.75%
$250,000 - $9,999,999[6]	--	0.25%	0.25%	0.50%
$10 million and over[6]	--	--	0.25%	0.25%
Class A investments (Multi-Asset High Income Fund)
Less than 50,000	4.50%
50,000–99,999	3.50%
100,000–249,999	3.00%
250,000 and over	See below
Class A investments of $1 million or more[6]
First $1M-$4,999,999	--	0.75%	0.25%	1.00%
Next $1-$5M above that	--	0.25%	0.25%	0.50%
Next $1 or more above that	--	0.00%	0.25%	0.25%
Class C investments[7]
All amounts	--	0.75%	0.25%	1.00%
Class R2 investments[5]
All amounts	0.00%	0.00%	0.25%	0.25%
Class R4 investments[5]
All amounts	0.00%	0.00%	0.15%	0.15%
Class R5 investments
All amounts	0.00%	0.00%	0.00%	0.00%
Class 1 investments
All amounts	0.00%	0.00%	0.00%	0.00%
Class I Investments[8]
All amounts	0.00%	0.00%	0.00%	0.00%
Class R6 investments
All amounts	0.00%	0.00%	0.00%	0.00%
1	See “Sales Charges on Class A and Class C Shares” for discussion on how to qualify for a reduced sales charge. The Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment.
2	For Class A investments under $1 million (or $250,000 with respect to investments in Class A shares of Floating Rate Income Fund), a portion of the Selling Firm’s commission is paid out of the front-end sales charge.
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3	Selling Firm commission, Rule 12b-1 service fee, and any underwriter fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages due to rounding, when combined using simple addition.
4	The Distributor retains the balance.
5	For purchases of Class A, Class R2, and Class R4 shares, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee paid monthly in arrears. See “Distribution Agreements” for a description of Class A, Class R2, and Class R4 Rule 12b-1 Plan charges and payments.
6	Certain retirement platforms may invest in Class A shares without being subject to sales charges. Purchases via these platforms may pay a commission from the first dollar invested. Additionally, commissions (up to 1.00% 0.50% for Floating Rate Income) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. In both cases, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested. After the first year, the Selling Firm receives Rule 12b-1 fees as a percentage of average daily net eligible assets paid monthly in arrears.
7	For Class C shares, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested. After the first year, the Selling Firm receives Rule 12b-1 fees as a percentage of average daily net eligible assets paid monthly in arrears.
8	The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the funds. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by the Distributor may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

The NAV for each class of shares of each fund is normally determined once daily as of the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time, on each business day that the NYSE is open). Each class of shares of each fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of a fund is available on our website at jhinvestments.com.

In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the funds’ Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the SEC and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the funds’ Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using

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evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds.

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.

The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.

If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the funds’ Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price a fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding a fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the funds’ subadvisors, principal underwriter or affiliated persons of the Advisor, subadvisors or principal underwriter. The Trust’s general policy with respect to the release of a fund’s portfolio holdings to unaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of a fund, and all third party service providers and rating agencies.

The Trust posts to its website at jhinvestments.com complete portfolio holdings a number of days after each calendar month end as described in the Prospectus. Each fund also discloses its complete portfolio holdings information as of the end of the third month of every fiscal quarter on Form N-PORT within 60 days of the end of the fiscal quarter and on Form N-CSR within 70 days after the second and fourth quarter ends of the Trust’s fiscal year. The portfolio holdings information in Form N-PORT is not required to be delivered to shareholders, but is made public through the SEC electronic filings.

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Shareholders receive either complete portfolio holdings information or summaries of a fund’s portfolio holdings with their annual and semiannual reports.

Portfolio holdings information for a fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. A fund’s material nonpublic holdings information may be provided to the following unaffiliated persons as part of the investment activities of the fund: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestek (Thomson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the Trust’s CCO or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

As of August 31, 2020, the entities that may receive information described in the preceding paragraph, and the purpose for which such information is disclosed, are as presented in the table below. Portfolio holdings information is provided as frequently as daily with a one-day lag.

Entity Receiving Portfolio Information	Disclosure Purpose
Abel Noser, LLC	Trade Execution Analysis
Accenture	Operational Functions
Bank of New York Mellon	Back Office Functions, Middle Office Functions
Blackrock Solutions Aladdin	Portfolio Management Trading System
Bloomberg	Analytics, Compliance, Trade Order Management, Pricing, Research Reports, Reporting Agency
BNP Paribas S.A.	Leverage Provider, Pledging
Broadridge Financial Solutions	Proxy Voting, Software Vendor
Brown Brothers Harriman	Back Office Functions, Electronic Messaging Service, Securities Lending
Capital Institutional Services (CAPIS)	Broker Dealer, Commission Recapture, Transition Services
Citibank	Securities Lending
Citicorp Global Transactions Services	Middle Office Functions
Clearwater	Analysis & Reporting Services
Confluence Technologies	Consulting
Cortland Capital Market Services LLC	Senior Loan Servicing
DG3	Financial Reporting, Type Setting
Donnelley Financial Solutions	Financial Reporting, Printing
Eagle Investment Systems	Performance, Portfolio Accounting
EDM Americas	Data Storage
Electra Information Systems	Reconciliation
Ernst & Young	Tax Reporting
FactSet	Data Gathering / Analytics, Performance, Research Reports
Failstation	Matched/Unmatched Trades Reporting
Fidelity Corporate Action	Data Matching Engine Services
Foley Hoag	Foreign Currency Trade Review
FX Transparency	FX Trade Execution Analysis
Gainskeeper	Wash Sales / REIT Data
Glass Lewis	Proxy Voting
IDS GmbH	Analysis & Reporting Services
Institutional Shareholder Services (ISS)	Class Actions, Proxy Voting
Interactive Data	Pricing
Investment Technology Group, Inc.	Anayltics, Trade Execution Analysis
KPMG	Tax Reporting
Law Firm of Davis and Harman	Development of Revenue Ruling
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Entity Receiving Portfolio Information	Disclosure Purpose
LindeData	Service Provider-NAV Oversight
Lipper	Ratings / Survey Service
Markit	Service Provider-Electronic Data Management
Milestone	Service Provider-Valuation Oversight
Moody’s	Investment Guideline Monitoring, Coding, Analytics
Morningstar, Inc.	Ratings/Surveys
MSCI Inc.	Liquidity Risk Management, Performance
Northern Trust	Back Office Functions
PricewaterhouseCoopers LLP	Audit Services
Risk Metrics	Liquidity Risk Management
RSM US LLP	Consulting
Russell Implementation Services	Transition Services
Salesforce-Chatter	Research Database
SimCorp Dimension	Portfolio Accounting
SS&C Technologies/Advent/Apx Advent	Cash & Securities Reconciliation/Analytics/Data Gathering
Star Compliance	Personal trading and insider trading monitoring
State Street Bank	Service Provider-IBOR/Back Office Functions/Custodian/Collateral Services
State Street Closed End Financing	All SS lending funds
State Street Investment Management Solutions	Back Office Functions
SunGard	Securities Lending Analytics
SWIFT	Accounting Messages, Custody Messages, Trade Messaging
TCS of America	Systems Support
Thomson Reuters	Analytics
Trade Informatics (f.k.a. SJ Levinson)	Trade Execution Analysis
Wolters Kluwer	Audit Services, Tax Reporting

The CCO is required to pre-approve the disclosure of nonpublic information regarding a fund’s portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of a fund’s nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of a fund’s portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval.

When the CCO believes that the disclosure of a fund’s nonpublic information to an unaffiliated person presents a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the potential conflict to the Board. The Board shall then permit such disclosure of a fund’s nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by a fund, the Advisor, a subadvisor or an affiliate as consideration for disclosing a fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

Registered investment companies and separate accounts that are advised or subadvised by the funds’ subadvisors may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of a fund. Neither such registered investment companies and separate accounts nor the funds’ subadvisors are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. The funds’ subadvisors may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or the funds’ subadvisors may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a particular fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement

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between any particular fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or the funds’ subadvisors may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular fund’s portfolio, provided that the applicable fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of a fund’s nonpublic portfolio holdings information. As a result of the funds’ inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts a fund. Nonetheless, each fund has oversight processes in place to attempt to minimize this risk.

SALES CHARGES ON CLASS A AND CLASS C SHARES

Class A and Class C shares of the funds, as applicable, are offered at a price equal to their NAV plus a sales charge that, in the case of Class A shares, is imposed at the time of purchase (the “initial sales charge”), or, in the case of Class C shares, on a contingent deferred basis (the “contingent deferred sales charge” or “CDSC”).

The Trustees reserve the right to change or waive a fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Advisor such rejection is in the fund’s best interest.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” which includes information about specific sales charge waivers applicable to the intermediaries identified therein).

The sales charges applicable to purchases of Class A shares of a fund are described in the Prospectus. Please note, these waivers are distinct from those described in Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” and are not intended to describe the sales load cost structure of, or be exclusive to, any particular intermediary. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class C, Class I, Class R6, or all Class R shares of the John Hancock funds owned by the investor (see “Combination and Accumulation Privileges” below).

In order to receive the reduced sales charge, the investor must notify his or her financial professional and/or the financial professional must notify the funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”) at the time of purchase of the Class A shares, about any other John Hancock funds owned by the investor, the investor’s spouse and their children under the age of 21 (see “Combination and Accumulation Privileges” below). This includes investments held in an IRA, including those held at a broker or financial professional other than the one handling the investor’s current purchase. Additionally, individual purchases by a trustee(s) or other fiduciary(ies) also may be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether an investor qualifies for a reduced sales charge on the current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying an investor for lower initial sales charge rates. An investor must notify Signature Services and his or her broker-dealer (financial professional) at the time of purchase of any eligible accounts held by the investor’s spouse or children under 21 in order to ensure these assets are linked to the investor’s accounts. Also, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

■	A Trustee or officer of the Trust; a director or officer of the Advisor and its affiliates, subadvisors or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law, sister-in-law, niece, nephew and same sex domestic

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partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

■	A broker, dealer, financial planner, consultant or registered investment advisor that uses fund shares in certain eligible retirement platforms, fee-based investment products or services made available to their clients.

■	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not be charged a transaction fee. Also, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.

■	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA.

■	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA.

■	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted.

■	Terminating participants in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained RPS as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined above), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center.

■	Participants in a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined above), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center.

■	Participants actively enrolled in a John Hancock RPS plan account rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into the John Hancock RPS plan account), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the John Hancock PFS Financial Center.

■	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account.

■	Individuals exchanging shares held in an eligible fee-based program for Class A Shares, provided however, subsequent purchases in Class A Shares will be subject to applicable sales charges.

■	Former employees/associates of John Hancock, its affiliates or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP) or the John Hancock Pension Plan and such participants and their Immediate Family (as defined above) subsequently establishing or rolling over assets into a new John Hancock account through John Hancock PFS, including subsequent investments into such accounts and which are held directly at John Hancock funds or at the John Hancock PFS Financial Center.

■	Participants in group retirement plans that are eligible and permitted to purchase Class A shares. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with a fund through a brokerage relationship in which sales charges are customarily imposed. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement

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plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan, and any other qualified plans as described in Code Sections 401(a), 403(b), or 457 and not specified above as waiver-eligible, will be subject to applicable sales charges.

■	A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

■	Retirement plans investing through the PruSolutionSM program.

In-Kind Re-Registrations. A shareholder who has previously paid a sales charge, withdraws funds via a tax-reportable transaction from one John Hancock fund account and reregisters those assets directly to another John Hancock fund account, without the assets ever leaving the John Hancock Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in-kind.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan, and any other qualified plans as described in Sections 401(a), 403(b), or 457 of the Code are not eligible for this provision, and will be subject to applicable sales charges.

Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by an individual, his or her spouse, and their children under the age of 21 when purchasing securities in the following:

■	his or her own individual or their joint account;

■	his or her trust account of which one of the above persons is the grantor or the beneficial owner;

■	a Uniform Gift/Transfer to Minor Account or Coverdell Education Savings Account (“ESA”) in which one of the above persons is the custodian or beneficiary;

■	a single participant retirement/benefit plan account, as long as it is established solely for the benefit of the individual account owner;

■	an IRA, including traditional IRAs, Roth IRAs, and SEP IRAs; and

■	his or her sole proprietorship.

Group Retirement Plans, including 403(b)(7), Money Purchase Pension Plans, Profit-Sharing Plans, SARSEPs, and Simple IRAs with multiple participants may combine Class A share purchases to reduce their sales charge.

Individual qualified and non-qualified investments can be combined to take advantage of this privilege; however, assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

Class A investors also may reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class C, Class I, Class R6, and all Class R shares of all funds in the John Hancock Fund Complex already held by such persons. However, Class A shares of John Hancock Money Market Fund, a series of John Hancock Current Interest (the “Money Market Fund”), will be eligible for the accumulation privilege only if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial professional or Signature Services at the time of the purchase about any other John Hancock funds held by that investor, his or her spouse, and their children under the age of 21. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group that: (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the funds in its mailings to its members at a reduced or no cost to the Distributor.

Letter of Intention. Reduced Class A sales charges are applicable to investments made pursuant to an LOI, which should be read carefully prior to its execution by an investor. All investors have the option of making their investments over a specified period of thirteen (13) months. An individual’s non-retirement and qualified retirement plan investments

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can be combined to satisfy an LOI. The retirement accounts eligible for combination include traditional IRAs, Roth IRAs, Coverdell ESAs, SEPs, SARSEPs, and SIMPLE IRAs. Since some assets are held in omnibus accounts, an investor wishing to count those eligible assets towards a Class A purchase must notify Signature Services and his or her financial professional of these holdings. The aggregate amount of such an investment must be equal to or greater than a Fund’s first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) over a period of 13 months from the date of the LOI. Any shares for which no sales charge was paid will not be credited as purchases made under the LOI.

The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge that would have been paid had the LOI not been in effect is due from the investor. In such cases, the sales charge applicable will be assessed based on the amount actually invested. However, for the purchases actually made within the specified period of 13 months, the applicable sales charge will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested. The asset inclusion criteria stated under the Combination and Accumulation Privilege applies to accounts eligible under the LOI. If such assets exceed the LOI amount at the conclusion of the LOI period, the LOI will be considered to have been met.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the 13-month period. At that time, the escrowed shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. An LOI does not constitute a binding commitment by an investor to purchase, or by a fund to sell, any additional Class A shares, and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS A AND CLASS C SHARES

Except for Class A shares of Floating Rate Income Fund, Class A shares are available with no front-end sales charge on investments of $1 million or more. Class A shares of Floating Rate Income Fund are available with no front-end sales charge on investments of $250,000 or more. Class C shares are purchased at NAV without the imposition of an initial sales charge. In each of these cases, the Funds will receive the full amount of the purchase payment. Also, see Appendix 1 to the Prospectus “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.

Contingent Deferred Sales Charge. Except for Class A shares of Floating Rate Income Fund, there is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. For Floating Rate Income Fund, there is a CDSC on any Class A shares of $250,000 upon which a commission or finder’s fee was paid that are sold within 18 months of purchase. Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the applicable Prospectus as a percentage of the dollar amount subject to the CDSC. The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a shareholder’s redemption comes first from shares the shareholder has held beyond the one-year CDSC redemption period for Class A or Class C shares, or those the shareholder acquired through dividend and capital gain reinvestment. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, a shareholder should state if proceeds to equal the dollar amount requested are required. If not stated, only the specified dollar amount will be redeemed from the shareholder’s account and the proceeds will be less any applicable CDSC.

With respect to a CDSC imposed on a redemption of Class A shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to paying a commission or finder’s fee in connection with the purchase at NAV of Class A shares with a value of $1 million or more.

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With respect to a CDSC imposed on a redemption of Class C shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of Class C shares, such as the payment of compensation to select Selling Firms for selling Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class A and Class C shares, unless stated otherwise, in the circumstances defined below:

For all account types:

■	Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

■	Redemptions of Class A shares by retirement plans that invested through the PruSolutionsSM program.

■	Redemptions made pursuant to a fund’s right to liquidate an account if the investor owns shares worth less than the stated account minimum in the section “Small accounts” in the Prospectus.

■	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

■	Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

■	Redemptions made under the Reinstatement Privilege, as described in “Sales Charge Reductions and Waivers” in the Prospectus.

■	Redemption of Class C shares made under a systematic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as the shareholder’s annual redemptions do not exceed 12% of the account value, including reinvested dividends, at the time the systematic withdrawal plan was established and 12% of the value of subsequent investments (less redemptions) in that account at the time Signature Services is notified. (Please note that this waiver does not apply to systematic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

■	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by Signature Services as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code) unless otherwise noted.

■	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required minimum distribution calculations for John Hancock mutual fund IRA assets only.)

■	Returns of excess contributions made to these plans.

■	Redemptions made to effect certain distributions, as outlined in the following table, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

Please see the following table for some examples.

Type of Distribution	401(a) Plan (401(k), MPP, PSP) & 457	403(b)	Roth IRA & Coverdell ESA	IRA, SEP IRA & Simple IRA	Non-retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived
Over 70½ (or 72, in the case of individuals for whom the minimum distribution requirements begin at age 72)	Waived	Waived	Waived[1]	Waived[1]	12% of account value annually in periodic payments
Between 59½ and 70½ (or 72, in the case of individuals for whom the minimum distribution requirements begin at age 72)	Waived	Waived	12% of account value annually in periodic payments	Waived for Life Expectancy or 12% of account value annually in periodic payments	12% of account value annually in periodic payments
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Type of Distribution	401(a) Plan (401(k), MPP, PSP) & 457	403(b)	Roth IRA & Coverdell ESA	IRA, SEP IRA & Simple IRA	Non-retirement
Under 59½ (Class C only)	Waived for annuity payments (72t2) or 12% of account value annually in periodic payments	Waived for annuity payments (72t) or 12% of account value annually in periodic payments	12% of account value annually in periodic payments	Waived for annuity payments (72t) or 12% of account value annually in periodic payments	12% of account value annually in periodic payments
Termination of Plan	Not Waived	Waived	N/A	N/A	N/A
Hardships	Waived	Waived	N/A	N/A	N/A
Qualified Domestic Relations Orders	Waived	Waived	N/A	N/A	N/A
Termination of Employment Before Normal Retirement Age	Waived	Waived	N/A	N/A	N/A
Return of Excess	Waived	Waived	Waived	Waived	N/A
1	External direct rollovers and transfer of assets are excluded.
2	Refers to withdrawals from retirement accounts under Section 72(t) of the Code.

If a shareholder qualifies for a CDSC waiver under one of these situations, Signature Services must be notified at the time of redemption. The waiver will be granted once Signature Services has confirmed that the shareholder is entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of its shares in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s NAV.

The Trust has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of assets of a fund and other funds managed by the Advisor or its affiliates (“affiliated funds”) in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as each fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of portfolio securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by fund and affiliated fund shareholders subject to specified conditions, including that:

■	the distribution is effected through a pro rata distribution of securities of the distributing fund or affiliated fund;

■	the distributed securities are valued in the same manner as they are in computing the fund’s or affiliated fund’s NAV;

■	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

■	the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund and the affiliated fund.

Potential Adverse Effects of Large Shareholder Transactions

A fund may from time to time sell to one or more investors, including other funds advised by the Advisor or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such shareholders. Such sales and redemptions may be very substantial relative to the size of such fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect such fund’s performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. As a result, the fund may have greater or lesser market exposure than would otherwise be the case. Such transactions also may increase a fund’s transaction costs, which would detract from fund performance.

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Large shareholder redemptions may negatively impact a fund’s net asset value and liquidity. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income to shareholders if such sales of investments result in gains. If a fund has difficulty selling portfolio securities in a timely manner to meet a large redemption request, the fund may have to borrow money to do so. In such an instance, the fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the fund’s returns. In addition, a large redemption could result in a fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio and possibly resulting in the fund’s becoming too small to be economically viable.

Non-U.S. market closures and redemptions. Market closures during regular holidays in an applicable non-U.S. market that are not holidays observed in the U.S. market may prevent the fund from executing securities transactions within the normal settlement period. Unforeseeable closures of applicable non-U.S. markets may have a similar impact. During such closures, the fund may be required to rely on other methods to satisfy shareholder redemption requests, including the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time, or the delivery of redemption proceeds may be extended beyond the normal settlement cycle.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Trust permits exchanges of shares of any class of a fund for shares of the same class of any other fund within the John Hancock Fund Complex offering that same class at the time of the exchange. Class I, Class R2, Class R4, Class R5, or Class R6 shareholders also may exchange their shares for Class A shares of Money Market Fund. If a shareholder exchanges into Class A shares of the Money Market Fund, any future exchanges out of Money Market Fund Class A shares must be to the same share class from which they were originally exchanged.

The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. Shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For Class C shares, this will have no impact on shareholders because the CDSC rates and holding schedules are the same for all Class C shares across the John Hancock Fund Complex. For Class A shares, certain funds within the John Hancock Fund Complex have different CDSC rates and holding schedules and shareholders should review the Prospectus for funds with Class A shares before considering an exchange. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

If a retirement plan exchanges its Class A account in its entirety from a John Hancock fund that imposes a Class A CDSC to a non-John Hancock investment, the one-year CDSC applies.

Each fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”

Conversion Privilege. Provided a fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A and/or Class C shares (not subject to a CDSC) also owned by the investor to Class I shares or Class R6 shares of the fund; or (ii) Class I shares also owned by the investor in the same fund to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.

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In addition, Trustees, employees of the Advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that fund.

The conversion of one share class to another share class of the same fund in the particular circumstances described above, should not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” for information regarding the tax treatment of such conversions.

Systematic Withdrawal Plan. The Trust permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of fund shares. Since the redemption price of fund shares may be more or less than the shareholder’s cost, depending upon the market value of the securities owned by a fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. Each fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program (“MAAP”). This program is explained in a Prospectus that describes Class A or Class C shares. The program, as it relates to automatic investment checks, is subject to the following conditions:

■	The investments will be drawn on or about the day of the month indicated;

■	The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks; and

■	The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services that is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and the financial professional are notified prior to reinvestment, a shareholder who has redeemed fund shares may, within 120 days after the date of redemption, reinvest, without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock fund and account from which it was removed, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares of a fund may be reinvested at NAV without paying a sales charge for Class A shares of the fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class, fund, and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different John Hancock fund if the original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.

A fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”

Section 403(b)(7) Accounts:

Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account

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intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter into an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

Due to Treasury regulations:

1.	The funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan.

2.	The funds do not accept requests for exchanges or transfers into John Hancock custodial 403(b)(7) accounts (i.e., where the investor holds the replacing account).

3.	The funds require certain signed disclosure documentation in the event:

•	A shareholder established a John Hancock custodial 403(b)(7) account with a fund prior to September 24, 2007; and

•	A shareholder directs the fund to exchange or transfer some or all of the John Hancock custodial 403(b)(7) account assets to another custodial 403(b) contract or account (i.e., where the exchanged account is with the fund).

4.	The funds do not accept salary deferrals into custodial 403(b)(7) accounts.

In the event that a fund does not receive the required documentation, and the fund is nonetheless directed to proceed with the transfer, the transfer may be treated as a taxable transaction.

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. A fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying fund shares. This fee is paid by the Advisor, the fund and/or the Distributor.

Certain accounts held on a fund’s books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the funds. These underlying client accounts are maintained by entities such as financial intermediaries. Indirect investments in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment advisor, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with a fund for trading on behalf of its customers, may be subject to guidelines, conditions, services and restrictions that are different from those discussed in a fund’s Prospectus. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) minimum and maximum initial and subsequent purchase amounts; and (iv) unavailability of LOI privileges. With respect to the availability of sales charge waivers and fees, and LOI privileges, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers.” Additional conditions may apply to an investment in a fund, and the investment professional or intermediary may charge a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a fund and its affiliates.

DESCRIPTION OF FUND SHARES

The Trustees are responsible for the management and supervision of the Trust. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each fund or other series of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of 79 series of the Trust. Additional series may be added in the future. The Trustees also have authorized the issuance of nine classes of shares of the funds, designated as Class A, Class C, Class I, Class R2, Class R4, Class R5, Class R6, Class NAV, and Class 1. Additional classes of shares may be authorized in the future.

Each share of each class of a fund represents an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their

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respective distribution plan, if any. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees, if any, relating to each class of shares will be borne exclusively by that class, and (ii) each class of shares will bear any class expenses properly allocable to that class of shares. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of a fund that are available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of such trust or a series thereof. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no series of the Trust shall be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Declaration of Trust also provides that the Board may approve the merger of a Multi-Index Lifetime, Multi-Index Preservation, or Multimanager Lifetime Portfolio with another series of the Trust without shareholder approval, in accordance with the 1940 Act. This provision will permit the merger of such a fund of funds with another series of the Trust without shareholder approval in certain circumstances to avoid incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of such a fund of funds with another series of the Trust having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require the Board of Trustees of the Trust (including a majority of the Independent Trustees) to determine that the merger is in the best interests of the combining series and will not dilute the interest of existing shareholders. The Trustees would evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling their duty of care to shareholders.

Shareholders of a Multi-Index Lifetime, Multi-Index Preservation, or Multimanager Lifetime Portfolio will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees, or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation, or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act.

Each fund reserves the right to reject any application that conflicts with the fund’s internal policies or the policies of any regulatory authority. The Distributor does not accept starter, credit card, or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security, or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for

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any losses that may occur to any account due to an unauthorized telephone call. Also, for shareholders’ protection, telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can be mailed only to the address of record.

Except as otherwise provided, shares of a fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Effective January 22, 2016, the Board amended and restated in its entirety the Declaration of Trust. The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving a fund derivatively; (iii) provide that any action brought by a shareholder related to a fund will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the fund for such expenses; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The foregoing description of the Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116, and also on the SEC’s and Secretary of the Commonwealth of Massachusetts’ websites.

SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE

Class A shares are sold with a maximum initial sales charge of 5.00%, 4.00%, or 2.50%. Class C shares are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class 1, Class I, Class NAV, Class R2, Class R4, Class R5, and Class R6 shares of each fund, as applicable, are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of each class of each fund using the fund’s relevant NAV as of August 31, 2020.

Fund	NAV and Redemption Price per Class A Share ($)	Maximum Sales Charge (5.00% of offering price, unless otherwise noted) ($)	Maximum Offering Price to Public ($)
Alternative Asset Allocation Fund	14.57	0.77	15.34
Blue Chip Growth Fund	55.94	2.94	58.88
Emerging Markets Debt Fund	9.21	0.38	9.59
Emerging Markets Fund	10.51	0.55	11.06
Equity Income Fund	16.28	0.86	17.14
Floating Rate Income Fund	7.89	0.20	8.09
Fundamental Global Franchise Fund	12.02	0.63	12.65
Global Equity Fund	12.36	0.65	13.01
International Small Company Fund	10.38	0.55	10.93
Multi-Asset High Income Fund	9.86	0.46	10.32
Multimanager 2060 Lifetime Portfolio	13.12	0.69	13.81
Multimanager 2055 Lifetime Portfolio	11.72	0.62	12.34
Multimanager 2050 Lifetime Portfolio	12.51	0.66	13.17
Multimanager 2045 Lifetime Portfolio	11.22	0.59	11.81
Multimanager 2040 Lifetime Portfolio	11.50	0.61	12.11
Multimanager 2035 Lifetime Portfolio	11.39	0.60	11.99
Multimanager 2030 Lifetime Portfolio	11.10	0.58	11.68
Multimanager 2025 Lifetime Portfolio	10.79	0.57	11.36
Multimanager 2020 Lifetime Portfolio	10.06	0.53	10.59
Multimanager 2015 Lifetime Portfolio	9.15	0.48	9.63
Multimanager 2010 Lifetime Portfolio	8.93	0.47	9.40
New Opportunities Fund	25.18	1.33	26.51
Real Estate Securities Fund	0	0	0
Small Cap Growth Fund	20.14	1.06	21.20
Small Cap Value Fund	16.01	0.84	16.85
Strategic Income Opportunities Fund	10.99	0.46	11.45
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NAV, Shares Offering Price, and Redemption Price per Share
Fund	Class C ($)
Alternative Asset Allocation Fund	14.58
Blue Chip Growth Fund	53.27
Emerging Markets Debt Fund	9.20
Emerging Markets Fund	10.52
Equity Income Fund	16.32
Floating Rate Income Fund	7.92
Global Equity Fund	12.32
International Small Company Fund	10.37
Multi-Asset High Income Fund	9.81
New Opportunities Fund	24.12
Small Cap Growth Fund	19.77
Small Cap Value Fund	N/A
Strategic Income Opportunities Fund	10.99

	NAV, Shares Offering Price, and Redemption Price per Share
	Share Class
Fund	R2	R4	R5	R6	I	NAV	1
Alternative Asset Allocation Fund	14.55	14.60	N/A	14.60	14.59	N/A	N/A
Asia Pacific Total Return Bond Fund	N/A	N/A	N/A	N/A	N/A	10.05	N/A
Blue Chip Growth Fund	N/A	N/A	N/A	N/A	N/A	57.20	57.05
Capital Appreciation Fund	N/A	N/A	N/A	N/A	N/A	23.10	23.01
Capital Appreciation Value Fund	N/A	N/A	N/A	N/A	N/A	11.92	N/A
Core Bond Fund	N/A	N/A	N/A	N/A	N/A	13.94	13.96
Emerging Markets Debt Fund	9.21	N/A	N/A	9.21	9.22	9.21	N/A
Emerging Markets Fund	N/A	N/A	N/A	10.49	10.51	10.51	N/A
Equity Income Fund	N/A	N/A	N/A	N/A	N/A	16.28	16.30
Floating Rate Income Fund	N/A	N/A	N/A	7.89	7.89	7.89	7.88
Fundamental Global Franchise Fund	N/A	N/A	N/A	12.10	12.08	12.10	N/A
Global Equity Fund	12.38	12.37	N/A	12.37	12.37	12.37	N/A
Health Sciences Fund	N/A	N/A	N/A	N/A	N/A	5.60	N/A
High Yield Fund	N/A	N/A	N/A	N/A	N/A	N/A	7.86
International Small Company Fund	N/A	N/A	N/A	10.38	10.37	10.38	N/A
International Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A	N/A	9.55	N/A
Mid Cap Stock Fund	N/A	N/A	N/A	N/A	N/A	28.15	27.74
Mid Value Fund	N/A	N/A	N/A	N/A	N/A	14.91	N/A
Multi-Asset High Income Fund	N/A	N/A	N/A	9.89	9.88	10.32	N/A
Multi-Index Lifestyle Aggressive Portfolio	N/A	N/A	N/A	11.94	N/A	N/A	11.93
Multi-Index Lifestyle Balanced Portfolio	N/A	N/A	N/A	11.66	N/A	N/A	11.65
Multi-Index Lifestyle Conservative Portfolio	N/A	N/A	N/A	11.19	N/A	N/A	11.18
Multi-Index Lifestyle Growth Portfolio	N/A	N/A	N/A	11.97	N/A	N/A	11.95
Multi-Index Lifestyle Moderate Portfolio	N/A	N/A	N/A	11.40	N/A	N/A	11.40
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	NAV, Shares Offering Price, and Redemption Price per Share
	Share Class
Fund	R2	R4	R5	R6	I	NAV	1
Multi-Index 2060 Lifetime Portfolio	N/A	12.95	N/A	12.96	N/A	N/A	12.96
Multi-Index 2055 Lifetime Portfolio	N/A	12.15	N/A	12.16	N/A	N/A	12.16
Multi-Index 2050 Lifetime Portfolio	N/A	12.27	N/A	12.28	N/A	N/A	12.28
Multi-Index 2045 Lifetime Portfolio	N/A	12.11	N/A	12.14	N/A	N/A	12.13
Multi-Index 2040 Lifetime Portfolio	N/A	12.12	N/A	12.13	N/A	N/A	12.13
Multi-Index 2035 Lifetime Portfolio	N/A	12.00	N/A	12.01	N/A	N/A	12.01
Multi-Index 2030 Lifetime Portfolio	N/A	11.90	N/A	11.91	N/A	N/A	11.91
Multi-Index 2025 Lifetime Portfolio	N/A	11.62	N/A	11.63	N/A	N/A	11.62
Multi-Index 2020 Lifetime Portfolio	N/A	11.34	N/A	11.36	N/A	N/A	11.35
Multi-Index 2015 Lifetime Portfolio	N/A	11.00	N/A	11.02	N/A	N/A	11.02
Multi-Index 2010 Lifetime Portfolio	N/A	10.84	N/A	10.86	N/A	N/A	10.85
Multi-Index 2060 Preservation Portfolio	12.54	12.56	N/A	12.58	N/A	N/A	12.57
Multi-Index 2055 Preservation Portfolio	11.33	11.35	N/A	11.36	N/A	N/A	11.35
Multi-Index 2050 Preservation Portfolio	12.64	12.68	N/A	12.63	N/A	N/A	12.63
Multi-Index 2045 Preservation Portfolio	14.20	14.28	N/A	14.21	N/A	N/A	14.20
Multi-Index 2040 Preservation Portfolio	14.07	14.15	N/A	14.05	N/A	N/A	14.07
Multi-Index 2035 Preservation Portfolio	13.95	14.03	N/A	13.96	N/A	N/A	13.95
Multi-Index 2030 Preservation Portfolio	13.68	13.77	N/A	13.69	N/A	N/A	13.69
Multi-Index 2025 Preservation Portfolio	12.94	12.99	N/A	12.93	N/A	N/A	12.93
Multi-Index Income Preservation Portfolio	11.70	11.70	N/A	11.69	N/A	N/A	11.70
Multimanager 2060 Lifetime Portfolio	13.12	13.14	13.15	13.17	13.16	N/A	13.16
Multimanager 2055 Lifetime Portfolio	11.71	11.74	11.76	11.76	11.75	N/A	11.75
Multimanager 2050 Lifetime Portfolio	12.51	12.52	12.55	12.56	12.55	N/A	12.54
Multimanager 2045 Lifetime Portfolio	11.27	11.26	11.34	11.31	11.31	N/A	11.32
Multimanager 2040 Lifetime Portfolio	11.53	11.51	11.60	11.57	11.58	N/A	11.58
Multimanager 2035 Lifetime Portfolio	11.44	11.45	11.48	11.47	11.45	N/A	11.48
Multimanager 2030 Lifetime Portfolio	11.01	11.04	11.06	11.06	11.07	N/A	11.07
Multimanager 2025 Lifetime Portfolio	10.71	10.76	10.75	10.74	10.76	N/A	10.75
Multimanager 2020 Lifetime Portfolio	10.01	10.01	10.06	10.04	10.08	N/A	10.06
Multimanager 2015 Lifetime Portfolio	9.09	9.12	9.15	9.16	9.16	N/A	9.16
Multimanager 2010 Lifetime Portfolio	8.91	8.92	8.93	8.94	8.93	N/A	8.94
New Opportunities Fund	25.21	25.27	N/A	25.32	25.29	N/A	25.53
Opportunistic Fixed Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	13.98
Real Estate Securities Fund	N/A	N/A	N/A	N/A	N/A	N/A	12.05
Science & Technology Fund	N/A	N/A	N/A	N/A	N/A	5.22	N/A
Small Cap Growth Fund	N/A	N/A	N/A	20.32	20.25	20.33	N/A
Small Cap Value Fund	N/A	N/A	N/A	16.06	16.05	16.05	N/A
Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A	N/A	12.36	N/A
Strategic Income Opportunities Fund	11.00	N/A	N/A	11.00	10.99	10.99	N/A
U.S. High Yield Bond Fund	N/A	N/A	N/A	N/A	N/A	11.06	11.08
U.S. Sector Rotation Fund	N/A	N/A	N/A	N/A	N/A	10.76	N/A

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain tax considerations affecting the funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns,

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and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

Each fund is treated as a separate entity for accounting and tax purposes, and intends to qualify as a RIC under Subchapter M of the Code for each taxable year. In order to qualify for the special tax treatment accorded RICs and their shareholders, a fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined below);

(b) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the fund’s taxable year: (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income foreign currency gains which are not directly related to a RIC’s principal business of investing in stock (or options or futures with respect to stock or securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a publicly traded partnership that satisfies certain requirements with respect to the type of income it produces. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. If a fund invests in publicly traded partnerships, it might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to a fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the RIC income distribution requirements and would be taken into account for purposes of the 4% excise tax described below.

Each fund may use “equalization payments” in determining the portion of its net investment income and net realized capital gains that have been distributed. A fund that elects to use equalization payments will allocate a portion of its investment income and capital gains to the amounts paid in redemption of fund shares, and such income and gains will be deemed to have been distributed by the fund for purposes of the distribution requirements described above. This may have the effect of reducing the amount of income and gains that the fund is required to distribute to shareholders in order for the fund to avoid federal income tax and excise tax and also may defer the recognition of taxable income by shareholders. This process does not affect the tax treatment of redeeming shareholders and, since the amount of any undistributed income and/or gains will be reflected in the value of the fund’s shares, the total return on a shareholder’s investment will not be reduced as a result of the fund’s distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a fund is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

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A fund may invest in certain commodity investments including commodity-based ETFs. Under an IRS revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives in which certain funds invest is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income.

As a result of qualifying as a RIC, a fund will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of 90% of its investment company taxable income and 90% of its net exempt interest income for such taxable year.

A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.

If a fund failed to meet the annual gross income test or asset diversification test or fails to satisfy the 90% distribution requirement as described above, for any taxable year, the fund would incur regular corporate income tax on its taxable income and net capital gains for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund. Compliance with the RIC 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor and the subadvisors and it is intended that each fund will comply with the requirements for qualification as a RIC.

If a fund fails to meet the annual gross income test described above, the fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the fund reports the failure, and (ii) the fund pays an excise tax equal to the excess non-qualifying income. If a fund fails to meet the asset diversification test described above with respect to any quarter, the fund will nevertheless be considered to have satisfied the requirements for such quarter if the fund cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the fund reports the failure and pays an excise tax.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having OID (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has OID) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a RIC and seek to avoid becoming subject to federal income or excise tax.

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A fund may make investments in convertible securities and exchange traded notes. Convertible debt ordinarily is treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue OID in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt, such as an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, currency or commodity, is often treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under OID principles.

Certain funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income foreign currency gains which are not directly related to a RIC’s principal business of investing in stock (or options or futures with respect to stock or securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority. The futures that are traded on a regulated exchange, such as NYSE or NASDAQ, will be treated as Code Section 1256 contracts, and the capital gain/loss will be reflected as 40% short-term capital gain/loss and 60% long-term capital gain/loss. Any futures that are not traded on a regulated exchange will follow the 365 day rule of short-term capital or long-term capital treatment. In addition, these provisions: (1) will require a fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out); and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a fund’s investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the fund or its shareholders in future years. Under such circumstances, distributions paid by the fund could be deemed return of capital.

Certain funds may be required to account for their transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of their participation in such transactions. Additionally, a fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in a fund’s portfolio. Additionally, some countries restrict repatriation which may make it difficult or impossible for a fund to obtain cash corresponding to its earnings or assets in those countries. However, a fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a RIC and avoid liability for any federal income or excise tax. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Certain funds may invest in REITs and/or MLPs. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain non-corporate entities a deduction for 20% of “qualified publicly traded partnership income,” such as income from MLPs, and a deduction for 20% of qualified REIT dividends. Treasury regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. A similar pass-through by RICs of qualified publicly traded partnership income is not currently available. As a result, an investor who invests directly in MLPs will be able to receive the benefit of such deductions, while a shareholder in a fund that invests in MLPs currently will not.

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If a fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies” or “PFIC”), the fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax.

If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

A fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the fund will be able to pass such taxes through to the shareholders or to a qualified fund of funds (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. A qualified fund of funds is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter for the taxable year. A fund will deduct the foreign taxes in determining the amount it has available to distribute to shareholders.

If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the fund’s taxable year whether the foreign taxes paid by the fund will “pass-through” for that taxable year.

For United States federal income tax purposes, distributions paid out of a fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a fund (whether paid in cash or reinvested in additional fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15%, or 0%, depending on an individual’s level of income). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the fund itself. There can be no assurance as to what portion of a fund’s dividend distributions will qualify as qualified dividend income. Dividends paid by funds that primarily invest in bonds and other debt securities generally will not qualify for the reduced tax rate applicable to qualified dividend income and will not qualify for the corporate dividends-received deduction.

If a fund should have dividend income that qualifies for the reduced tax rate applicable to qualified dividend income, the maximum amount allowable will be reported by the fund. This amount will be reflected on Form 1099-DIV for the applicable calendar year.

For purposes of the dividends received deduction available to corporations, dividends received by a fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the fund, for U.S. federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and reported by the fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of a fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. Additionally, any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

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Shareholders receiving any distribution from a fund in the form of additional shares pursuant to a dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

For federal income tax purposes, a fund is permitted to carry forward a net capital loss incurred in any year to offset net capital gains, if any, in any subsequent year until such loss carry forwards have been fully used. Capital losses carried forward will retain their character as either short-term or long-term capital losses. A fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a fund and would not be distributed as such to shareholders.

Below are the capital loss carryforwards available to the funds as of August 31, 2020 to the extent provided by regulations, to offset future net realized capital gains:

Fund	Short-term Losses ($)	Long-term Losses ($)	Total ($)
Alternative Asset Allocation Fund	12,159,629	33,072,689	45,232,318
Asia Pacific Total Return Bond Fund	0	8,985,158	8,985,158
Blue Chip Growth Fund	0	0	0
Capital Appreciation Fund	0	0	0
Capital Appreciation Value Fund	0	0	0
Core Bond Fund	0	0	0
Emerging Markets Fund	26,542,665	14,892,473	41,435,138
Emerging Markets Debt Fund	6,699,232	9,696,926	16,396,158
Equity Income Fund	0	0	0
Floating Rate Income Fund	40,133,048	312,075,341	352,208,389
Fundamental Global Franchise Fund	0	0	0
Global Equity Fund	22,184,243	175,440,318	197,624,561
Health Sciences Fund	0	0	0
High Yield Fund	3,129,351	83,696,916	86,826,267
International Small Company Fund	0	0	0
International Strategic Equity Allocation Fund	62,084,083	36,686,610	98,770,693
Mid Cap Stock Fund	0	0	0
Mid Value Fund	0	0	0
Multi-Asset High Income Fund	4,044,252	187,972	4,232,224
Multi-Index Lifestyle Aggressive Portfolio	0	0	0
Multi-Index Lifestyle Balanced Portfolio	0	0	0
Multi-Index Lifestyle Conservative Portfolio	0	0	0
Multi-Index Lifestyle Growth Portfolio	0	0	0
Multi-Index Lifestyle Moderate Portfolio	0	0	0
Multi-Index 2065 Lifetime Portfolio	0	0	0
Multi-Index 2060 Lifetime Portfolio	0	0	0
Multi-Index 2055 Lifetime Portfolio	0	0	0
Multi-Index 2050 Lifetime Portfolio	0	0	0
Multi-Index 2045 Lifetime Portfolio	0	0	0
Multi-Index 2040 Lifetime Portfolio	0	0	0
Multi-Index 2035 Lifetime Portfolio	0	0	0
Multi-Index 2030 Lifetime Portfolio	0	0	0
Multi-Index 2025 Lifetime Portfolio	0	0	0
Multi-Index 2020 Lifetime Portfolio	0	0	0
Multi-Index 2015 Lifetime Portfolio	0	0	0
Multi-Index 2010 Lifetime Portfolio	0	0	0
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Fund	Short-term Losses ($)	Long-term Losses ($)	Total ($)
Multi-Index 2065 Preservation Portfolio	0	0	0
Multi-Index 2060 Preservation Portfolio	0	0	0
Multi-Index 2055 Preservation Portfolio	0	0	0
Multi-Index 2050 Preservation Portfolio	0	0	0
Multi-Index 2045 Preservation Portfolio	0	0	0
Multi-Index 2040 Preservation Portfolio	0	0	0
Multi-Index 2035 Preservation Portfolio	0	0	0
Multi-Index 2030 Preservation Portfolio	0	0	0
Multi-Index 2025 Preservation Portfolio	0	0	0
Multi-Index Income Preservation Portfolio	0	0	0
Multimanager 2065 Lifetime Portfolio	0	0	0
Multimanager 2060 Lifetime Portfolio	0	0	0
Multimanager 2055 Lifetime Portfolio	0	0	0
Multimanager 2050 Lifetime Portfolio	0	0	0
Multimanager 2045 Lifetime Portfolio	0	0	0
Multimanager 2040 Lifetime Portfolio	0	0	0
Multimanager 2035 Lifetime Portfolio	0	0	0
Multimanager 2030 Lifetime Portfolio	0	0	0
Multimanager 2025 Lifetime Portfolio	0	0	0
Multimanager 2020 Lifetime Portfolio	0	0	0
Multimanager 2015 Lifetime Portfolio	0	0	0
Multimanager 2010 Lifetime Portfolio	0	0	0
New Opportunities Fund	0	0	0
Opportunistic Fixed Income Fund	0	0	0
Real Estate Securities Fund	0	0	0
Science & Technology Fund	0	0	0
Small Cap Growth Fund	16,585,464	0	16,585,464
Small Cap Value Fund	0	0	0
Strategic Equity Allocation Fund	0	0	0
Strategic Income Opportunities Fund	162,239,970	89,352,912	208,994,481
U.S. High Yield Bond Fund	0	21,369,339	21,369,339
U.S. Sector Rotation Fund	0	0	0

Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held fund shares. A distribution of an amount in excess of a fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that a fund owned for one year or less will be taxable as ordinary income.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders generally will recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending upon the shareholder’s tax holding period for the shares and subject to the special rules described below. The maximum tax rate

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applicable to net capital gains recognized by individuals and other non-corporate taxpayers is generally 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals at certain income levels).

A shareholder exchanging shares of one fund for shares of another fund will be treated for tax purposes as having sold the shares of the first fund, realizing tax gain or loss on such exchange. A shareholder exercising a right to convert one class of fund shares to a different class of shares of the same fund should not realize taxable gain or loss.

Any loss realized upon the sale or exchange of fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a fund, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made, pursuant to a reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends and capital gains distributed by a fund, and gain realized on redemption of fund shares, will constitute investment income of the type subject to this tax.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a fund as an investment through such plans.

Dividends and distributions on a fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund’s net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a fund’s net asset value also reflects unrealized losses. Such gains could be substantial, and the taxes incurred by a shareholder with respect to such distributions could have a material impact on the value of the shareholder’s investment.

Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of a fund may be “spilled back” and treated as paid by the fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

A fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each fund (or its administrative agent) must report to the IRS and furnish to shareholders the cost basis information and holding period for such fund’s shares purchased on or after January 1, 2012, and repurchased by the fund on or after that date. A fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, each fund will use an average cost as its default cost basis method. The cost basis method that a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

A fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder

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(including foreign individuals) who fails to furnish the fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 24%. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, backup withholding will apply to certain other payments from a fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in a fund.

Properly-reported dividends generally are exempt from U.S. federal withholding tax where they are (i) “interest-related dividends” paid in respect of a fund’s “qualified net interest income” (generally, a fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “short-term capital gain dividends” paid in respect of a fund’s “qualified short-term gains” (generally, the excess of a fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). Depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such interest-related dividends or as short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Under legislation known as FATCA, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a non-U.S. entity unless the non-U.S. entity enters into an agreement with either the IRS or a governmental authority in its own country, as applicable, to collect and provide substantial information regarding the entity’s owners, including “specified United States persons” and “United States owned foreign entities,” or otherwise demonstrates compliance with or exemption from FATCA. The term “withholdable payment” includes any payment of interest (even if the interest is otherwise exempt from the withholding rules described above) or dividends, in each case with respect to any U.S. investment. The withholding tax regime went into effect on July 1, 2014 with respect to U.S.-source income. The IRS has issued proposed regulations, which have immediate effect, to eliminate the withholding tax that was scheduled to begin in 2019 with respect to U.S.-source investment sale proceeds. A specified United States person is essentially any U.S. person, other than publicly traded corporations, their affiliates, tax-exempt organizations, governments, banks, real estate investment trusts, RICs, and common trust funds. A United States owned foreign entity is a foreign entity with one or more “substantial United States owners,” generally defined as United States person owning a greater than 10% interest. Non-U.S. investors should consult their own tax advisers regarding the impact of this legislation on their investment in a fund.

If a shareholder realizes a loss on disposition of a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

PORTFOLIO BROKERAGE

Pursuant to the Subadvisory Agreements, the subadvisors are responsible for placing all orders for the purchase and sale of portfolio securities of the funds. The subadvisors have no formula for the distribution of the funds’ brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

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Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisors will give consideration to a number of factors, including:

■	price, dealer spread or commission, if any;

■	the reliability, integrity and financial condition of the broker dealer;

■	size of the transaction;

■	difficulty of execution;

■	brokerage and research services provided (unless prohibited by applicable law); and

■	confidentiality and anonymity.

Consideration of these factors by a subadvisor, either in terms of a particular transaction or the subadvisor’s overall responsibilities with respect to the fund and any other accounts managed by the subadvisor, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker dealer might have charged for executing the same transaction.

Securities of Regular Broker Dealers. The table below presents information regarding the securities of the funds’ regular broker dealers (or parents of the regular broker dealers) that were held by the funds as of August 31, 2020. A “Regular Broker Dealer” of a fund is defined by the SEC as one of the 10 brokers or dealers that during the fund’s most recent fiscal year: (a) received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the fund’s portfolio transactions; (b) engaged as principal in the largest dollar amount of portfolio transactions of the fund; or (c) sold the largest dollar amount of securities of the fund.

Fund	Regular Broker Dealer	Holdings ($000s)
Alternative Asset Allocation Fund	JPMorgan Chase & Co.	43,783
	State Street Corp.	326
Asia Pacific Total Return Bond Fund	N/A	N/A
Blue Chip Growth Fund	Morgan Stanley & Company, Inc.	24,132
	State Street Corp.	3,060
	T. Rowe Price Group, Inc.	12,280
	The Goldman Sachs Group, Inc.	23,447
Capital Appreciation Fund	State Street Corp.	9,592
	The Goldman Sachs Group, Inc.	21,926
Capital Appreciation Value Fund	Bank of America Corp.	25,194
	State Street Corp.	12,134
	T. Rowe Price Group, Inc.	139,112
Core Bond Fund	Bank of America Corp.	28,372
	Barclays Bank PLC	4,739
	Citigroup, Inc.	26,065
	Deutsche Bank AG	2,275
	JPMorgan Chase & Co.	30,121
	Morgan Stanley & Company, Inc.	3,890
	State Street Corp.	217,021
	The Goldman Sachs Group, Inc.	22,003
Emerging Markets Fund	N/A	N/A
Emerging Markets Debt Fund	Barclays Bank PLC	16,656
Equity Income Fund	Bank of America Corp.	5,550
	JPMorgan Chase & Co.	18,067
	Morgan Stanley & Company, Inc.	38,635
	State Street Corp.	28,247
	T. Rowe Price Group, Inc.	24,852
Floating Rate Income Fund	State Street Corp.	27,947
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Fund	Regular Broker Dealer	Holdings ($000s)
Fundamental Global Franchise Fund	N/A	N/A
Global Equity Fund	JPMorgan Chase & Co.	31,587
Health Sciences Fund	State Street Corp.	1,000
	T. Rowe Price Group, Inc.	4,666
High Yield Fund	Barclays Bank PLC	3,019
International Small Company Fund	N/A	N/A
International Strategic Equity Allocation Fund	Barclays Bank PLC	1,478
	Deutsche Bank AG	2,217
Mid Cap Stock Fund	N/A	N/A
Mid Value Fund	State Street Corp.	32,736
	T. Rowe Price Group, Inc.	11,741
Multi-Asset High Income Fund	Bank of America Corp.	954
	JPMorgan Chase & Co.	916
	State Street Corp.	2,009
Multi-Index Lifestyle Aggressive Portfolio	State Street Corp.	90
Multi-Index Lifestyle Balanced Portfolio	State Street Corp.	1
Multi-Index Lifestyle Conservative Portfolio	State Street Corp.	438
Multi-Index Lifestyle Growth Portfolio	State Street Corp.	484
Multi-Index Lifestyle Moderate Portfolio	State Street Corp.	543
Multi-Index 2010 Lifetime Portfolio	State Street Corp.	1
Multi-Index 2015 Lifetime Portfolio	State Street Corp.	110
Multi-Index 2020 Lifetime Portfolio	State Street Corp.	430
Multi-Index 2025 Lifetime Portfolio	State Street Corp.	364
Multi-Index 2030 Lifetime Portfolio	State Street Corp.	875
Multi-Index 2035 Lifetime Portfolio	State Street Corp.	1,056
Multi-Index 2040 Lifetime Portfolio	State Street Corp.	768
Multi-Index 2045 Lifetime Portfolio	State Street Corp.	796
Multi-Index 2050 Lifetime Portfolio	State Street Corp.	509
Multi-Index 2055 Lifetime Portfolio	State Street Corp.	380
Multi-Index 2060 Lifetime Portfolio	State Street Corp.	147
Multi-Index 2065 Lifetime Portfolio	N/A	N/A
Multi-Index 2025 Preservation Portfolio	State Street Corp.	6,166
Multi-Index 2030 Preservation Portfolio	State Street Corp.	4,013
Multi-Index 2035 Preservation Portfolio	State Street Corp.	4,721
Multi-Index 2040 Preservation Portfolio	State Street Corp.	3,031
Multi-Index 2045 Preservation Portfolio	State Street Corp.	2,449
Multi-Index 2050 Preservation Portfolio	State Street Corp.	1,929
Multi-Index 2055 Preservation Portfolio	State Street Corp.	990
Multi-Index 2060 Preservation Portfolio	State Street Corp.	650
Multi-Index 2065 Preservation Portfolio	N/A	N/A
Multi-Index Income Preservation Portfolio	State Street Corp.	901
Multimanager 2010 Lifetime Portfolio	State Street Corp.	235
Multimanager 2015 Lifetime Portfolio	State Street Corp.	371
Multimanager 2020 Lifetime Portfolio	State Street Corp.	1,319
Multimanager 2025 Lifetime Portfolio	State Street Corp.	1,743
Multimanager 2030 Lifetime Portfolio	State Street Corp.	1,625
Multimanager 2035 Lifetime Portfolio	State Street Corp.	1,403
Multimanager 2040 Lifetime Portfolio	State Street Corp.	1,285
Multimanager 2045 Lifetime Portfolio	State Street Corp.	1,282
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Fund	Regular Broker Dealer	Holdings ($000s)
Multimanager 2050 Lifetime Portfolio	State Street Corp.	528
Multimanager 2055 Lifetime Portfolio	State Street Corp.	310
Multimanager 2060 Lifetime Portfolio	State Street Corp.	132
Multimanager 2065 Lifetime Portfolio	N/A	N/A
New Opportunities Fund	State Street Corp.	2,965
Opportunistic Fixed Income Fund	Citigroup, Inc.	79
	Deutsche Bank AG	82
	JPMorgan Chase & Co.	203
	Morgan Stanley & Company, Inc.	209
	State Street Corp.	3,961
	The Goldman Sachs Group, Inc.	62
Real Estate Securities Fund	State Street Corp.	2,430
Science & Technology Fund	State Street Corp.	9,177
	T. Rowe Price Group, Inc.	13,156
Small Cap Growth Fund	State Street Corp.	32,779
Small Cap Value Fund	Deutsche Bank AG	13,300
Strategic Equity Allocation Fund	Bank of America Corp.	23,921
	Barclays Bank PLC	2,359
	Citigroup, Inc.	12,667
	Cowen, Inc.	65
	Deutsche Bank AG	3,539
	JPMorgan Chase & Co.	36,336
	Morgan Stanley & Company, Inc.	7,406
	State Street Corp.	23,614
	T. Rowe Price Group, Inc.	3,749
	The Goldman Sachs Group, Inc.	7,504
Strategic Income Opportunities Fund	Bank of America Corp.	29,503
	Barclays Bank PLC	22,328
	Citigroup, Inc.	47,369
	Deutsche Bank AG	41,043
	JPMorgan Chase & Co.	30,372
	Morgan Stanley & Company, Inc.	1,396
	State Street Corp.	5,923
	The Goldman Sachs Group, Inc.	16,871
U.S. High Yield Bond Fund	State Street Corp.	547
U.S. Sector Rotation Fund	Bank of America Corp.	7,509
	Citigroup, Inc.	3,976
	JPMorgan Chase & Co.	11,406
	Morgan Stanley & Company, Inc.	2,324
	State Street Corp.	17,736
	The Goldman Sachs Group, Inc.	2,355

Soft Dollar Considerations. In selecting brokers and dealers, the subadvisors will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadvisor. In placing a purchase or sale order, unless prohibited by applicable law, the subadvisor may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadvisor determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadvisor’s overall responsibilities with respect to a fund and any other accounts managed by the subadvisor. In addition to statistical, quotation, brokerage or valuation services, a subadvisor may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadvisor will

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make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through portfolio brokerage. The portion not attributable to research will be paid by the subadvisor. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a subadvisor executes a trade through one broker dealer but instructs that entity to step-out all or a portion of the trade to another broker dealer. This second broker dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker dealer may or may not have a trading desk of its own.

Under MiFID II, EU investment managers, including certain subadvisors to funds in the John Hancock Fund Complex, may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II is expected to limit the use of soft dollars by subadvisors located in the EU, if applicable, and in certain circumstances may result in other subadvisors reducing the use of soft dollars as to certain groups of clients or as to all clients.

The subadvisors also may receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadvisor in advising several of its clients (including the funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by a fund is not reduced because a subadvisor and its affiliates receive such services.

As noted above, a subadvisor may purchase new issues of securities for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadvisor with research in addition to selling the securities (at the fixed public offering price) to the funds or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker dealer in this situation provides knowledge that may benefit the fund, other subadvisor clients, and the subadvisor without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act, because the broker dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

■	the value of securities;

■	the advisability of purchasing or selling securities;

■	the availability of securities or purchasers or sellers of securities; and

■	analyses and reports concerning: (a) issuers; (b) industries; (c) securities; (d) economic, political and legal factors and trends; and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadvisor by or through a broker.

To the extent research services are used by the subadvisors, such services would tend to reduce such party’s expenses. However, the subadvisors do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisors from brokers or dealers executing transactions for series of the Trust, which may not be used in connection with a fund, also will be available for the benefit of other funds managed by the subadvisors.

Allocation of Trades by the Subadvisors. The subadvisors manage a number of accounts other than the funds. Although investment determinations for the funds will be made by a subadvisor independently from the investment determinations it makes for any other account, investments deemed appropriate for the funds by a subadvisor also may be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, a subadvisor may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisor to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price

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or volume of a security, each fund believes that its participation in such transactions on balance will produce better overall results for the fund.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed-income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to receive a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the funds or the size of the position obtainable for it. On the other hand, to the extent permitted by law, a subadvisor may aggregate securities to be sold or purchased for the funds with those to be sold or purchased for other clients that it manages in order to obtain best execution.

Affiliated Underwriting Transactions by a Subadvisor. The Trust has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisors participates. These procedures prohibit a fund from directly or indirectly benefiting a subadvisor affiliate in connection with such underwritings. In addition, for underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.

Brokerage Commissions Paid. For the last three fiscal periods, the funds paid brokerage commissions in connection with portfolio transactions. Any material differences from year to year reflect an increase or decrease in trading activity by the applicable fund. The total brokerage commissions paid by the funds for the fiscal periods ended August 31, 2020, August 31, 2019, and August 31, 2018 are set forth in the table below:

	Total Commissions Paid in Fiscal Period Ended August 31,
Fund	2020 ($)	2019 ($)	2018 ($)
Alternative Asset Allocation Fund	36,872	79,084	29,421
Asia Pacific Total Return Bond Fund	N/A	N/A	N/A
Blue Chip Growth Fund	389,595	370,515	262,081
Capital Appreciation Fund	523,994	523,792	527,349
Capital Appreciation Value Fund	318,020	267,138	353,875
Core Bond Fund	N/A	N/A	N/A
Emerging Markets Fund	45,895	540,494	158,557
Emerging Markets Debt Fund	N/A	N/A	N/A
Equity Income Fund	357,828	236,596	223,028
Floating Rate Income Fund	N/A	54,468	194,940
Fundamental Global Franchise Fund	162,082	132,877	219,922
Global Equity Fund	464,831	169,684	505,691
Health Sciences Fund	70,111	66,207	107,254
High Yield Fund	7	2,170	281
International Small Company Fund	109,829	135,914	85,120
International Strategic Equity Allocation Fund	1,421,263	1,148,482	2,222,607
Mid Cap Stock Fund	1,057,147	514,224	1,118,751
Mid Value Fund	573,112	486,968	494,038
Multi-Asset High Income Fund	21,181	565	1,842
Multi-Index Lifestyle Aggressive Portfolio	25,110	19,704	22,960
Multi-Index Lifestyle Balanced Portfolio	169,206	93,001	130,416
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	Total Commissions Paid in Fiscal Period Ended August 31,
Fund	2020 ($)	2019 ($)	2018 ($)
Multi-Index Lifestyle Conservative Portfolio	53,880	28,885	34,706
Multi-Index Lifestyle Growth Portfolio	110,079	63,026	82,802
Multi-Index Lifestyle Moderate Portfolio	58,640	32,841	45,131
Multi-Index 2010 Lifetime Portfolio	12,729	6,374	10,104
Multi-Index 2015 Lifetime Portfolio	18,198	7,253	8,647
Multi-Index 2020 Lifetime Portfolio	42,276	18,179	27,718
Multi-Index 2025 Lifetime Portfolio	55,115	25,353	31,996
Multi-Index 2030 Lifetime Portfolio	44,447	27,570	27,376
Multi-Index 2035 Lifetime Portfolio	34,177	21,227	19,808
Multi-Index 2040 Lifetime Portfolio	26,600	16,458	14,976
Multi-Index 2045 Lifetime Portfolio	20,435	15,170	12,062
Multi-Index 2050 Lifetime Portfolio	15,215	10,630	9,771
Multi-Index 2055 Lifetime Portfolio	10,420	7,524	6,597
Multi-Index 2060 Lifetime Portfolio	4,478	2,662	2,087
Multi-Index 2065 Lifetime Portfolio	N/A	N/A	N/A
Multi-Index 2025 Preservation Portfolio	173,027	105,083	94,373
Multi-Index 2030 Preservation Portfolio	196,660	112,136	93,457
Multi-Index 2035 Preservation Portfolio	142,762	84,365	69,137
Multi-Index 2040 Preservation Portfolio	102,239	63,121	51,992
Multi-Index 2045 Preservation Portfolio	82,566	44,137	45,167
Multi-Index 2050 Preservation Portfolio	63,205	36,641	32,279
Multi-Index 2055 Preservation Portfolio	27,497	15,059	16,166
Multi-Index 2060 Preservation Portfolio	13,358	6,688	5,600
Multi-Index 2065 Preservation Portfolio	N/A	N/A	N/A
Multi-Index Income Preservation Portfolio	92,014	48,863	51,923
Multimanager 2010 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2015 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2020 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2025 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2030 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2035 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2040 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2045 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2050 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2055 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2060 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2065 Lifetime Portfolio	N/A	N/A	N/A
New Opportunities Fund	157,456	434,923	353,955
Opportunistic Fixed Income Fund	1,267	2,142	4,463
Real Estate Securities Fund	514,549	469,460	897,554
Science & Technology Fund	228,047	201,739	248,557
Small Cap Growth Fund	660,452	640,287	424,933
Small Cap Value Fund	310,249	197,554	138,167
Strategic Equity Allocation Fund	3,286,006	2,544,102	4,387,461
Strategic Income Opportunities Fund	883,841	287,042	263,480
U.S. High Yield Bond Fund	1	N/A	102
195

	Total Commissions Paid in Fiscal Period Ended August 31,
Fund	2020 ($)	2019 ($)	2018 ($)
U.S. Sector Rotation Fund	232,521	206,886	408,988

Affiliated Brokerage. Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, a fund may execute portfolio transactions with or through brokers affiliated with the Advisor or subadvisor (“Affiliated Brokers”). Affiliated Brokers may act as broker for the funds on exchange transactions, subject, however, to the general policy set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those that the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the fund would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the fund, as determined by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the fund, the Advisor, the subadvisor or the Affiliated Broker. Because the Advisor or subadvisor that is affiliated with the Affiliated Broker has, as an investment advisor to the funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Advisor’s indirect parent, Manulife Financial, is the parent of a broker dealer, JH Distributors. JH Distributors is considered an Affiliated Broker.

Brokerage Commissions Paid to Affiliated Brokers. For the fiscal periods ended August 31, 2020, August 31, 2019, and August 31, 2018, no commissions were paid by any of the funds to brokers affiliated with the subadvisors.

Commission Recapture Program. The Board has approved each fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a fund. It provides a way to gain control over the commission expenses incurred by a subadvisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the funds.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909, a wholly-owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class A, Class C, Class I, Class R2, Class R4, Class R5, and Class R6 shares of the funds, as applicable.

The fees paid to Signature Services are determined based on the cost to Signature Services of providing services to the fund and to all other John Hancock affiliated funds for which Signature Services serves as transfer agent (“Signature Services Cost”). Signature Services Cost includes: (i) an allocable portion of John Hancock corporate overhead; and (ii) out-of-pocket expenses, including payments made by Signature Services to intermediaries and other third-parties (“Subtransfer Agency Fees”) whose clients and/or customers invest in one or more funds for sub-transfer agency and administrative services provided to those clients/customers. Signature Services Cost is calculated monthly and allocated by Signature Services among four different categories as described below based generally on the Signature Services Cost associated with providing services to each category in the aggregate. Within each category, Signature Services Cost is allocated across all of the John Hancock affiliated funds and/or classes for which Signature Services provides transfer agent services, on the basis of relative average net assets.

Retail Share and Institutional Classes of Non-Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class C, and Class I shares of all non-municipal series of the Trust and of all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all Class A, Class C, and Class I shares in the aggregate, without regard to fund or class.

Class R6 Shares. An amount equal to the total Signature Services Cost associated with providing services to Class R6 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund.

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Retirement Share Classes. An amount equal to the total Signature Services Cost associated with providing services to Class R2, Class R4, and Class R5 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. In addition, payments made to intermediaries and/or record keepers under Class R Service plans will be made by each relevant fund on a fund- and class- specific basis pursuant to the applicable plan.

Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class C, and Class I shares of all John Hancock affiliated municipal bond funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. John Hancock municipal bond funds currently only offer Class A, Class C, Class I, and Class R6 shares. The allocation of Signature Services Costs for Class R6 shares of the municipal bond funds is described above.The Trust currently does not offer any municipal bond funds.

In applying the foregoing methodology, Signature Services seeks to operate its aggregate transfer agency operations on an “at cost” or “break even” basis. The allocation of aggregate transfer agency costs to categories of funds and/or classes assets seeks to ensure that shareholders of each class within each category will pay the same or a very similar level of transfer agency fees for the delivery of similar services. Under this methodology, the actual costs associated with providing particular services to a particular fund and/or share classes during a period of time, including payments to intermediaries for sub-transfer agency services to clients or customers whose assets are invested in a particular fund or share class, are not charged to and borne by that particular fund or share classes during that period. Instead, they are included in Signature Services Cost, which is then allocated to the applicable aggregate asset category described above and then allocated to all assets in that category based on relative net assets. Applying this methodology could result in some funds and/or classes having higher or lower transfer agency fees than they would have had if they bore only fund- or class-specific costs directly or indirectly attributable to them.

LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which the Trust, the Advisor, or the Distributor is a party that are likely to have a material adverse effect on the funds or the ability of either the Advisor or the Distributor to perform its contract with the funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each fund for the fiscal period ended August 31, 2020, including the related financial highlights that appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as stated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210.

The financial statements of each fund for the fiscal period ended August 31, 2020 are available through the link(s) in the table below:

Form N-CSR filed October 16, 2020 for: Multi-Index Lifetime Portfolios Multi-Index Preservation Portfolios Multimanager Lifetime Portfolios	https://www.sec.gov/Archives/edgar/data/1331971/000114544320000488/d381314.htm

Form N-CSR filed October 23, 2020 for:
Blue Chip Growth Fund
Emerging Markets Debt Fund
Emerging Markets Fund
Equity Income Fund
Fundamental Global Franchise Fund
Global Equity Fund
Small Cap Growth Fund
International Small Company Fund
Small Cap Value Fund

https://www.sec.gov/Archives/edgar/data/1331971/000114544320000496/d381981.htm
Form N-CSR filed October 30, 2020 for: All other funds	https://www.sec.gov/Archives/edgar/data/1331971/ 000114544320000505/d381982.htm
197

FINANCIAL STATEMENTS

The financial statements of each fund for the fiscal period ended August 31, 2020, are incorporated herein by reference from each fund’s most recent Annual Report filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

The financial statements of each fund for the fiscal period ended August 31, 2020 are available through the link(s) in the table below:

Form N-CSR filed October 16, 2020 for: Multi-Index Lifetime Portfolios Multi-Index Preservation Portfolios Multimanager Lifetime Portfolios	https://www.sec.gov/Archives/edgar/data/1331971/000114544320000488/d381314.htm

Form N-CSR filed October 23, 2020 for:
Blue Chip Growth Fund
Emerging Markets Debt Fund
Emerging Markets Fund
Equity Income Fund
Fundamental Global Franchise Fund
Global Equity Fund
Small Cap Growth Fund
International Small Company Fund
Small Cap Value Fund

https://www.sec.gov/Archives/edgar/data/1331971/000114544320000496/d381981.htm
Form N-CSR filed October 30, 2020 for: All other funds	https://www.sec.gov/Archives/edgar/data/1331971/ 000114544320000505/d381982.htm

CUSTODY OF PORTFOLIO SECURITIES

Except as noted below, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent with respect to each fund’s assets. Citibank, N.A., 388 Greenwich Street, New York, New York 10013, currently acts as custodian and bookkeeping agent with respect to the assets of Asia Pacific Total Return Bond Fund, Emerging Markets Fund, Emerging Markets Debt Fund, Fundamental Global Franchise Fund, Global Equity Fund, International Small Company Fund, and International Strategic Equity Allocation Fund. State Street and Citibank have selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. Each fund also may use special purpose custodian banks from time to time for certain assets. State Street and Citibank are authorized to use the facilities of the Depository Trust Company, the Participants Trust Company, and the book-entry system of the Federal Reserve Banks.

CODES OF ETHICS

The Trust, the Advisor, the Distributor and each subadvisor to the funds have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a fund.

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APPENDIX A – DESCRIPTION OF BOND RATINGS

DESCRIPTION OF BOND RATINGS

DESCRIPTIONS OF CREDIT RATING SYMBOLS AND DEFINITIONS

The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P Global Ratings”) and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

IN GENERAL

Moody’s. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Moody’s, is derived directly from Moody’s electronic publication of “Ratings Symbols and Definitions” which is available at: https://www.moodys.com/researchdocumentcontentpage.aspx?docid=PBC_79004.

S&P Global Ratings. An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by S&P Global Ratings, is derived directly from S&P Global Ratings’ electronic publication of “S&P’s Global Ratings Definitions,” which is available at: https://www.standardandpoors.com/en_US/web/guest/article/-/view/sourceId/504352.

Fitch. Fitch’s opinions are forward looking and include Fitch’s views of future performance. In many cases, these views on future performance may include forecasts, which may in turn (i) be informed by non-disclosable management projections, (ii) be based on a trend (sector or wider economic cycle) at a certain stage in the cycle, or (iii) be based on historical performance. As a result, while ratings may include cyclical considerations and attempt to assess the likelihood of repayment at “ultimate/final maturity,” material changes in economic conditions and expectations (for a particular issuer) may result in a rating change.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred. For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Fitch, is derived directly from Fitch’s electronic publication of “Definitions of Ratings and Other Forms of Opinion” which is available at: https://www.fitchratings.com/products/rating-definitions.

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GENERAL PURPOSE RATINGS

LONG-TERM ISSUE RATINGS

MOODY’S GLOBAL LONG-TERM RATING SCALE

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Addition of a Modifier 1, 2 or 3: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.

Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P GLOBAL RATINGS LONG-TERM ISSUE CREDIT RATINGS

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

200

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Note: Addition of a Plus (+) or minus (-) sign: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

FITCH CORPORATE FINANCE OBLIGATIONS – LONG-TERM RATING SCALES

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

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CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

Corporate finance defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: Addition of a Plus (+) or minus (-) sign: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-‘; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-‘ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

SHORT-TERM ISSUE RATINGS

MOODY’S GLOBAL SHORT-TERM RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist. (Note: Structured finance short-term ratings are usually based either on the short-term rating of a support provider or on an assessment of cash flows available to retire the financial obligation).

S&P GLOBAL RATINGS’ SHORT-TERM ISSUE CREDIT RATINGS

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S&P Global Ratings’ short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings - Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

FITCH’S SHORT-TERM ISSUER OR OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (“+”) to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.
Default is a real possibility.

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RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default.
Indicates a broad-based default event for an entity, or the default of a short-term obligation.

TAX-EXEMPT NOTE RATINGS

MOODY’S U.S. MUNICIPAL SHORT-TERM DEBT RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial A-8 paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scale discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Municipal Investment Grade (VMIG) ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

* For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

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For more complete discussion of these rating transitions, please see Annex B of Moody’s Methodology titled Variable Rate Instruments Supported by Conditional Liquidity Facilities.

S&P GLOBAL RATINGS’ MUNICIPAL SHORT-TERM NOTE RATINGS

MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P Global Ratings municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

■	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

■	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

FITCH PUBLIC FINANCE RATINGS

See FITCH SHORT-TERM ISSUER OR OBLIGATIONS RATINGS above.

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APPENDIX B – PORTFOLIO MANAGER INFORMATION

ALLIANZ GLOBAL INVESTORS U.S. LLC
(“AllianzGI U.S.”)

SCIENCE & TECHNOLOGY FUND

PORTFOLIO MANAGER AND OTHER ACCOUNTS MANAGED

Huachen Chen, Walter C. Price, and Michael A. Seidenberg are jointly and primarily responsible for the day-to-day management of the portion of the fund’s portfolio subadvised by AllianzGI U.S. T. Rowe Price Associates, Inc. also subadvises the fund.

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund and similarly managed accounts.

The following table reflects information as of August 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Huachen Chen	5	$4,951	3	$4,379	0	$0
Walter C. Price	5	$4,951	3	$4,379	0	$0
Michael A. Seidenberg	5	$4,951	3	$4,379	0	$0

The following accounts pay fees based upon performance:

Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Huachen Chen	0	$0	1	$1,363	0	$0
Walter C. Price	0	$0	1	$1,363	0	$0
Michael A. Seidenberg	0	$0	1	$1,363	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2020. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Name	Dollar Range of Shares Owned[1]
Huachen Chen	>$1,000,000
Walter C. Price	>$1,000,000
Michael A. Seidenberg	$100,001 - $500,000
1	As of August 31, 2020, none of the portfolio managers beneficially owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms. AllianzGI U.S. has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

■	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

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■	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

■	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

AllianzGI US has developed policies and procedures to address the potential for conflicts between fixed fee accounts and performance fee accounts as well as other potential conflicts related to managing discretionary and non-discretionary accounts. AllianzGI US monitors for preferential treatment of accounts whenever accounts subject to side-by-side conflicts are managed under the same or similar investment strategy.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the fund. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the funds and

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other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

COMPENSATION

AllianzGI U.S. maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash award that pays out immediately at the end of the performance year as well as a deferred component, for all members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF), which enables employees to invest in Allianz Global Investors’ investment strategies. Deferral rates increase in line with the amount of variable compensation and can reach up to 50% for those in the highest variable compensation bracket. Overall awards, splits, components, and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Asset growth affects investment professional compensation indirectly via our LTIP and AllianzGI U.S. overall ability to pay our staff competitively. A few investment teams, such as those running liquid alternative strategies, have their compensation linked to revenue growth in addition to investment performance and the other factors described. In these instances, compensation is subject to the same principles, such as deferral into LTIP and Deferral into Funds, as our discretionary compensation structure.

AllianzGI U.S. regularly reviews the levels and structure of compensation within all major markets in which we operate. Where such information is available, we benchmark our compensation levels with those of our competitors, using applicable benchmarking services. For all but the most senior members of staff with global job profiles, we typically benchmark against local market pay levels. The structure of our pay (base, benefits, variable compensation, deferrals into long term vehicles) reflects the industry’s best practice.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The latter reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect our core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input.

There exist a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These

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payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation scheme.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

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BCSF Advisors, LP
(“Bain Capital Credit”)

FLOATING RATE INCOME FUND

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Andrew Carlino, Kim Harris and Nate Whittier are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which Messrs. Carlino and Whittier and Ms. Harris have day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of August 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)[1]
Andrew Carlino	2	$1,186	4	$3,149	Separate Accounts (32)	$9,229
Kim Harris	2	$1,186	4	$3,149	Separate Accounts (32)	$9,229
Nate Whittier	2	$1,186	4	$3,149	Separate Accounts (32)	$9,229
1	As of June 30, 2020

Performance-Based Fees for Other Accounts Managed. Of the accounts in the table listed above, those for which the portfolio managers receive a fee based on investment performance are listed in the table below

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)[1]
Andrew Carlino	0	$0	1	$940	Separate Accounts (10)	$2,517
Kim Harris	0	$0	1	$940	Separate Accounts (10)	$2,517
Nate Whittier	0	$0	1	$940	Separate Accounts (10)	$2,517
1	As of June 30, 2020

Share Ownership by Portfolio Manager. As of August 31, 2020, none of the portfolio managers owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

As a result of arrangements with Bain Capital Credit, LP, the parent of the Sub-Adviser, and its management of other investment vehicles, there may be times when the Sub-Adviser or such persons have interests that differ from those of shareholders, giving rise to a conflict of interest.

Conflicts Related to Obligations of Bain Capital Credit, LP or the Portfolio Managers

Bain Capital Credit, LP employees, including the Portfolio Managers, serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as the Fund does or of investment funds, accounts, or investment vehicles managed by Bain Capital Credit, LP and/or its affiliates. Similarly, Bain Capital Credit, LP and its affiliates may have other clients with similar, different or competing investment objectives.

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In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or our stockholders. For example, Bain Capital Credit, LP has management responsibilities for other investment funds, accounts and investment vehicles. The Sub-Adviser also provides advisory services to other investment vehicles. There is a potential that the Fund will compete with these funds, and other entities managed by Bain Capital Credit, LP and its affiliates, for capital and investment opportunities. As a result, Bain Capital Credit, LP and the Sub-Adviser, including the Portfolio Managers who are affiliated with them will face conflicts in the allocation of investment opportunities among the Fund and the investment funds, accounts and investment vehicles they and their affiliates manage. Bain Capital Credit, LP, including the Sub-Adviser, intend to allocate investment opportunities among eligible investment funds, accounts and investment vehicles in a manner that is fair and equitable over time and consistent with their allocation policy. However, the Sub-Adviser can offer no assurance that such opportunities will be allocated to the Fund fairly or equitably in the short-term or over time. There can be no assurance that the Fund will be able to participate in all investment opportunities that are suitable. It is expected that not all clients of Bain Capital Credit, LP and the Sub-Advisor, including the Fund, even those sharing a similar investment strategy, will participate in, or will receive a pro rata share of, every investment opportunity.

Restricted Ability to Enter Into Transactions with Affiliates

If the Fund is prohibited by applicable law from investing alongside other investment funds, accounts and investment vehicles managed by Bain Capital Credit, LP and/or the Sub-Adviser with respect to an investment opportunity, the Fund will not participate in such investment opportunity. There can be no assurance that investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time.

In situations where co-investment with investment funds, accounts and investment vehicles managed by Bain Capital Credit, LP and its affiliates, including the Sub-Adviser, is not permitted or appropriate, subject to the limitations described in the preceding paragraph, Bain Capital Credit, LP and its affiliates, including the Sub-Adviser, will have a conflict in deciding which client will proceed with the investment.

Operation in a Highly Competitive Market for Investment Opportunities

The business of investing in assets meeting the Fund’s investment objective is highly competitive. Competition for investment opportunities includes a growing number of nontraditional participants, such as hedge funds, senior private debt funds, including business development companies, and other private investors, as well as more traditional lending institutions and competitors. Some of these competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than the Fund, and thus these competitors may have advantages not shared by the Fund. Furthermore, many of the Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. Increased competition for, or a diminishment in the available supply of, investments suitable for the Fund could result in lower returns on such investments. Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. The Fund may incur significant expenses in connection with identifying investment opportunities and investigating other potential investments which are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and the fees of other third party advisors.

The Fund may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by Bain Capital Credit, LP and its affiliates, including the Sub-Adviser. Although opportunities will be allocated in accordance with Bain Capital Credit, LP’s policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to the Fund and may not be in the best interests of the Fund and its shareholders. Moreover, the performance of investments will not be known at the time of allocation.

Resolution of Conflicts

Bain Capital Credit, LP has developed processes designed to ensure that all potential conflicts of interest are disclosed. All employees must disclose their personal conflicts of interest in the firm’s online compliance database. Disclosure of personal conflicts of interest must be completed by each employee upon joining Bain Capital Credit, LP and annually thereafter. The Sub-Adviser and Bain Capital Credit, LP will approach all conflicts of interest using their best judgment, but in their sole discretion. In resolving conflicts, the Sub-Adviser (and other affiliated investment advisers as applicable) will generally consider various factors, including the interests of the Fund and the funds they advise in the context of both the immediate issue at hand and the longer term course of dealing among the Fund and the funds they advise. From time to time and as required by applicable law the Sub-Adviser and other affiliated investment advisers may determine to refer certain conflicts of interest to Bain Capital, LP’s Allocation Committee (the “Allocation Committee”), comprised of senior Bain Capital Credit, LP personnel, for review and resolution, particularly in situations

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where the Sub-Adviser and other affiliated investment advisers are unable to resolve such conflicts. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain conflicts of interest.

When conflicts arise between the Fund, on the one hand, and another fund advised by the Sub-Adviser or an affiliated investment adviser, on the other hand, the Sub-Adviser and Bain Capital Credit, LP will seek to resolve the conflict. In doing so, it will generally consider various factors, including the interests of the Fund and the other fund with respect to the immediate issue and/or with respect to the longer term course of dealing among the Fund and the other Bain Capital Credit, LP or Sub-Adviser affiliate. In the case of such conflicts involving the Fund, the determination by Bain Capital Credit, LP and the Sub-Advisor as to which factors are relevant, and the resolution of such conflicts will be made in their sole discretion except as required by the governing documents of the Fund. There can be no assurance that the Sub-Adviser or Bain Capital Credit, LP will be able to resolve any or all conflicts in a manner that is favorable to the Fund.

Because the portfolio managers manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Sub-Adviser, directly or indirectly, receives fees from Client Accounts that are higher than the fee it receives from the Fund, including performance-based fees. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

To avoid conflicts or unintended outcomes related to compensation, Bain Capital Credit, LP looks at individual performance over a 1, 3 and 5 year period. This highlights any issues related to market condictions or other factors that may skep an individual’s numbers either positivevely or negatively. For invidivuals managing multiple funds, Bain Capital Credit, LP looks at performance in each individual fund and aggregate to determine overall compensation. Bain Capital Credit, LP then reviews all comepensation recommendations for the entire team to ensure consistency and equity across the platform.

Allocation of Investment Opportunities Among the Fund and Other Funds Advised by Affiliated Investment Advisers

The Sub-Adviser and Bain Capital Credit, LP sponsor and manage various investment vehicles (including managed accounts), and each expects to form new investment vehicles in the future, some of which have and will have an investment strategy or objective that overlaps (in whole or in part) with those of the Fund.

Other funds advised by affiliated investment advisers, as well as investment vehicles formed in the future, will make certain investments that are appropriate for the Fund, and the Fund may receive a smaller allocation of any such investment or no allocation at all as a result. These relationships are likely to present conflicts of interest in determining how much, if any, of certain investment opportunities to offer to the Fund. Opportunities for investments will be allocated among the Fund and other funds advised by affiliated investment advisers in a manner that the Sub-Adviser and the applicable affiliated investment advisers, believe in their sole discretion to be appropriate given factors they believe to be relevant. Such factors with respect to the Fund on the one hand, and the other funds advised by the Sub-Adviser or its affiliated investment advisers on the other, will generally include, but are not necessarily limited to, the following:

■	investment objectives and investment focus;

■	target’s geography, nature of its business and scale;

■	liquidity and reserves;

■	diversification;

■	lender covenants and other limitations;

■	account ramp-up or liquidation status;

■	amount of capital available for investment, as well as projected future capacity for investment;

■	targeted rate of return;

■	stage of development of the prospective investment and anticipated holding period of the prospective investment;

■	portfolio composition;

■	suitability as a follow-on investment;

■	the availability of other suitable investments;

■	risk considerations;

■	cash flow considerations;

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■	asset class restrictions;

■	industry and other allocation targets;

■	minimum and maximum investment size requirements;

■	tax implications;

■	legal, contractual or regulatory constraints; and

■	any other relevant limitations imposed by or conditions set forth in the applicable offering documents and limited partnership agreements (or analogous organizational documents) of each fund.

Bain Capital Credit, LP, the Sub-Adviser, and affiliated investment advisers have substantial discretion in allocating investment opportunities. The foregoing methodology for allocation of investment opportunities will likely vary over time and will be on a case-by-case basis. As noted, it is expected that not all clients of Bain Capital Credit, LP and the Sub-Advisor (including the Fund) will participate in, or receive a pro rata share of, every investment opportunity.

In connection with its investment activities, the Sub-Adviser and the other affiliated investment advisers have in the past and may in the future encounter situations in which they must determine how to allocate investment opportunities among various clients and other persons, which may include, but are not limited to, the following:

1) the Fund and other funds advised by affiliated investment advisers for which this is a suitable investment;
2) any co-investment vehicles that have been formed to invest side-by-side with one or more of the Fund, or other funds advised by affiliated investment advisers in all or particular transactions entered into by such fund(s) (the investors in such co-investment vehicles may include employees, business associates, and other persons related to Bain Capital Credit, LP or its personnel; individuals and entities that are also Fund shareholders; and/or individuals and entities that are not Fund shareholders (“Third Parties”));
3) Fund shareholders and/or Third Parties that wish to make direct investments (i.e., not through an investment vehicle) side-by-side with one or more of the Fund or other funds advised by affiliated investment advisers in particular transactions entered into by the Fund or such other funds advised by affiliated investment advisers; and
4) Fund shareholders and/or Third Parties acting as “co-sponsors” with the Fund with respect to a particular transaction.

The Sub-Adviser will devote to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s investment activities. The Sub-Adviser and its affiliates, are not restricted from forming investment funds (including investment funds that follow similar investment programs), from entering into other investment advisory or subadvisory relationships, or from engaging in other business activities. The Sub-Adviser and its affiliates currently manage accounts other than the Fund that consist of a substantial amount of assets. These activities could be viewed as creating a conflict of interest in that the time and effort of the Sub-Adviser (or the portfolio managers) will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and its other business activities.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Sub-Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more affiliates or their other accounts.

The Sub-Adviser or its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Sub-Adviser or its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

In connection with its management of the Fund, the Sub-Adviser may have access to certain fundamental analysis and proprietary technical models developed by itself or one or more of its affiliates. The Sub-Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with these analyses and models. In addition, neither the Sub-Adviser nor its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Sub-Adviser will have access to all information held by other of its affiliates for the purpose of managing the Fund. The proprietary activities or portfolio strategies of affiliates of the Sub-Adviser or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Sub-Adviser in managing the Fund.

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COMPENSATION

Andrew Carlino, Kim Harris and Nate Whittier of the Sub-Adviser are the Fund’s portfolio managers. They have joint and primary responsibility for management of the Fund’s investment portfolio. They each receive a salary, retirement plan benefits and performance-based bonus from the Sub-Adviser or its affiliates.

Investment professionals are compensated based on individual, team and Firm performance. Base salary is driven by individual performance, while bonuses are determined by firm and team performance. The individual performance component comprises approximately 30% to 40% with the balance derived from Firm performance. Additionally, there is a Firm performance based component which is intended to create long-term commitment to the Firm and is based on the percentage of profits to equity in our funds. The Firm performance compensation vests over a period of two years. For the Liquid Credit Portfolio Management team, a significant portion of compensation tied to Firm performance is related to the performance of the Liquid Credit business.

Each year Bain Capital Credit, LP makes an annual contribution on an employee’s behalf to their retirement account. All contributions are fully vested. Additionally, the contribution and earnings generated from your investments are tax deferred. To further assist employees save and plan for retirement, Bain Capital Credit, LP also offers a 401 (k) program. All eligible employees are automatically enrolled and can contribute pre-tax or Roth contributions, up to the IRS limits.

214

DIMENSIONAL FUND ADVISORS LP

EMERGING MARKETS FUND
INTERNATIONAL SMALL COMPANY FUND

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at Dimensional who are jointly and primarily responsible for the day-to-day management of the stated Funds (or portion thereof).

Fund	Portfolio Managers
Emerging Markets Fund	Will B. Collins-Dean, CFA, Jed S. Fogdall, Mary T. Phillips, CFA, and Bhanu P. Singh
International Small Company Fund	Jed S. Fogdall, Arun Keswani, CFA, Mary T. Phillips, CFA, and Bhanu P. Singh

The following table reflects information regarding other accounts for which the portfolio manager to the Fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of August 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Will B. Collins-Dean, CFA	18	$81,680.25	0	$0	6	$2,215.33
Jed S. Fogdall	110	$370,652.81	23	$17,330.76	78	$26,386.17
Arun Keswani, CFA	19	$56,292.18	0	$0	10	$4,657.06
Mary T. Phillips, CFA	60	$119,041.74	2	$2,112.19	0	$0
Bhanu P. Singh	48	$165,388.35	1	$54.43	1	$595.82

Performance-Fee Accounts Managed – Of the accounts listed above, information for those for which advisory fee is based on performance is shown in the following table.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Will B. Collins-Dean, CFA	0	$0	0	$0	0	$0
Jed S. Fogdall	0	$0	1	$150.51	5	$3,549.64
Arun Keswani, CFA	0	$0	0	$0	2	$718.20
Mary T. Phillips, CFA	0	$0	0	$0	0	$0
Bhanu P. Singh	0	$0	0	$0	0	$0

Ownership of fund shares. As of August 31, 2020, none of the portfolio managers listed above owned shares of the Funds he or she managed.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. In addition to the Funds, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Fund. Actual or apparent conflicts of interest include:

■	Time Management. The management of the Funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Funds and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a

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particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Funds.

■	Investment Opportunities. It is possible that at times identical securities will be held by a Fund and one or more Accounts. However, positions in the same security may vary and the length of time that a Fund or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for a Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Fund and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Funds and other Accounts.

■	Broker Selection. With respect to securities transactions for the Funds, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or an Account.

■	Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

■	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to a Fund or other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

Dimensional’s portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Funds or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

■	Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

■	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional, as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

216

GW&K INVESTMENT MANAGEMENT, LLC

NEW OPPORTUNITIES FUND

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Joseph C. Craigen, CFA, and Daniel L. Miller, CFA, are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by GW&K.

The following table reflects information regarding other accounts for which each portfolio manager to the portion of the Fund managed by this subadvisor has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of August 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Joseph C. Craigen, CFA	1	$36	1	$72	164	$157
Daniel L. Miller, CFA	5	$1,170	7	$1,395	4,811	$4,409

Other Accounts Managed — Of the totals listed above, GW&K manages only one portfolio with $114 million in assets (as of August 31, 2020) which is subject to a performance-based fee. GW&K maintains policies and procedures designed to help ensure the fair and equitable treatment of all client accounts with the goal that all portfolios within a given strategy share performance that is as similar as possible excluding client specific investment guidelines or cash flows.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2020. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Name	Dollar Range of Shares Owned[1]
Joseph C. Craigen, CFA	$100,000 - $500,000
Daniel L. Miller, CFA	$1,000,000+
1	As of August 31, 2020, neither of the portfolio managers listed above owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers (see “Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

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While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

COMPENSATION

Portfolio Manager compensation is a process that balances investment management results over 1, 3 and 5 year periods versus the benchmark and peer universe. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

■	Performance Relative to Peers

■	Risk-Adjusted Performance Relative to Index

■	Discretionary

Key employees are eligible to receive distributions and other benefits represented by membership interests in accordance with the terms of the LLC agreement. Incentive compensation is paid out as cash on an annualized basis and is calculated using a formula that rewards achievement of maximum performance based on security recommendations and consistent annual performance against industry benchmarks. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 2 components:

■	Performance relative to sectors covered over 1, 3, 5 year time periods

■	Discretionary

Deferred Compensation: Many of GW&K’s senior investment professionals have a personal investment in GW&K investment Strategies. GW&K strongly encourages personal investments in its strategies; however, it is not a requirement.

Other Compensation: GW&K offers a comprehensive benefits program, including a 401(k) plan through our institutional partner, Affiliated Managers Group, Inc. (NYSE: AMG). The plan includes a traditional 401(k) and a Roth 401(k) option.

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JENNISON ASSOCIATES LLC

CAPITAL APPRECIATION FUND

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Blair A. Boyer, Michael A. Del Balso, Rebecca Irwin, Natasha Kuhlkin, CFA, Kathleen A. McCarragher, and Spiros “Sig” Segalas are jointly and primarily responsible for the day-to-day management of the Fund.

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following tables reflect information as of August 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in thousands)	Number of Accounts	Assets (in thousands)	Number of Accounts	Assets (in thousands)[1]
Blair A. Boyer	15	$77,648,083	7	$4,379,412	31	$10,165,781
Michael A. Del Balso	6	$16,906,943	5	$1,346,132	2	$314,774
Rebecca Irwin	15	$22,791,664	6	$3,922,813	11	$1,847,745
Natasha Kuhlkin, CFA	16	$64,933,864	11	$5,598,758	18	$2,223,860
Kathleen A. McCarragher	20	$79,604,434	7	$4,401,826	6	$1,091,212
Spiros “Sig” Segalas	12	$62,475,058	3	$669,337	2	$897,099
1	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in thousands)	Number of Accounts	Assets (in thousands)	Number of Accounts	Assets (in thousands)
Blair A. Boyer	1	$10,971,118	0	$0	0	$0
Michael A. Del Balso	0	$0	0	$0	0	$0
Rebecca Irwin	0	$0	0	$0	0	$0
Natasha Kuhlkin, CFA	0	$0	0	$0	0	$0
Kathleen A. McCarragher	1	$10,971,118	0	$0	0	$0
Spiros “Sig” Segalas	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2020. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Name	Dollar Range of Shares Owned
Capital Appreciation Fund[1]
Blair A. Boyer	Over $1,000,000
Michael A. Del Balso	None
Rebecca Irwin	$500,001 - $1,000,000
Natasha Kuhlkin, CFA	$500,001 - $1,000,000
Kathleen A. McCarragher	Over $1,000,000
Spiros “Sig” Segalas	Over $1,000,000
1	As of August 31, 2020, none of the portfolio managers listed in the above tables beneficially owned any shares of the fund that he or she managed.
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POTENTIAL CONFLICTS OF INTEREST

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

■	Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

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How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.

■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

■	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

■	Jennison has adopted a code of ethics and policies relating to personal trading.

■	Jennison has adopted a conflicts of interest policy and procedures.

■	Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

COMPENSATION

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

■	One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

■	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

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The qualitative factors reviewed for the portfolio managers may include:

■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

■	Qualitative factors such as teamwork and responsiveness;

■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

■	Historical and long-term business potential of the product strategies.

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MANULIFE INVESTMENT MANAGEMENT (US) LLC (“MANULIFE IM (US)”)

ALTERNATIVE ASSET ALLOCATION FUND
ASIA PACIFIC TOTAL RETURN BOND FUND
EMERGING MARKETS DEBT FUND
FUNDAMENTAL GLOBAL FRANCHISE FUND
GLOBAL EQUITY FUND
INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND
MULTI-ASSET HIGH INCOME FUND
MULTI-INDEX LIFESTYLE PORTFOLIOS
MULTI-INDEX LIFETIME PORTFOLIOS
MULTI-INDEX PRESERVATION PORTFOLIOS
MULTIMANAGER LIFETIME PORTFOLIOS
STRATEGIC EQUITY ALLOCATION FUND
STRATEGIC INCOME OPPORTUNITIES FUND
U.S. SECTOR ROTATION FUND

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at Manulife IM (US) who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios (or portion thereof).

Fund	Portfolio Managers
Alternative Asset Allocation Fund	Nathan W. Thooft, CFA and Christopher Walsh, CFA
Multi-Asset High Income Fund	Nathan W. Thooft, CFA, Christopher Walsh, CFA, John F. Addeo, CFA, Geoffrey Kelley, CFA and Caryn E. Rothman, CFA
Multi-Index Lifestyle Portfolios, Multi-Index Lifetime Portfolios, Multi-Index Preservation Portfolios, and Multimanager Lifetime Portfolios	Robert E. Sykes, CFA and Nathan W. Thooft, CFA
International Strategic Equity Allocation Fund, Strategic Equity Allocation Fund, and U.S. Sector Rotation Fund	Matthew Murphy, CFA and Nathan W. Thooft, CFA
Asia Pacific Total Return Bond Fund	Neal Capecci, Endre Pedersen, and Jimond Wong, CFA, CPA
Emerging Markets Debt Fund	Roberto Sanchez-Dahl, CFA, Elina Theodorakopoulou and Paolo H. Valle
Fundamental Global Franchise Fund	Emory W. Sanders, Jr., CFA and Jonathan T. White, CFA
Global Equity Fund	Paul Boyne and Stephen Hermsdorf
Strategic Income Opportunities Fund	Christopher M. Chapman, CFA, Thomas C. Goggins, Daniel S. Janis, III, and Kisoo Park

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and any similarly managed accounts.

The following table reflects information as of August 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
John F. Addeo, CFA	2	$1,552	7	$1,574	4	$296
Paul Boyne	4	$324	9	$719	3	$537
Neal Capecci	0	$0	1	$96	0	$0
Christopher M. Chapman, CFA	5	$2,602	44	$20,637	13	$10,865
Thomas C. Goggins	5	$2,602	48	$20,683	13	$10,865
Stephen Hermsdorf	4	$324	8	$493	3	$537
Daniel S. Janis, III	5	$2,602	50	$21,850	13	$10,865
Geoffrey Kelley, CFA	5	$16,136	1	$68	0	$0
Matthew Murphy, CFA	1	$9,088	0	$0	0	$0
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	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Kisoo Park	5	$2,602	44	$20,637	13	$10,865
Endre Pedersen	0	$0	1	$96	0	$0
Caryn E. Rothman, CFA	2	$1,311	1	$34	0	$0
Roberto Sanchez-Dahl, CFA	0	$0	2	$494	2	$151
Emory W. Sanders, Jr., CFA	5	$8,045	39	$9,071	11	$2,475
Robert E. Sykes, CFA	52	$72,249	0	$0	0	$0
Elina Theodorakopoulou	0	$0	2	$494	2	$151
Nathan W. Thooft, CFA	49	$65,212	71	$13,538	0	$0
Paolo H. Valle	0	$0	2	$494	2	$151
Christopher Walsh, CFA	0	$0	0	$0	0	$0
Jonathan T. White, CFA	4	$7,433	33	$7,092	11	$2,475
Jimond Wong, CFA, CPA	0	$0	1	$96	0	$0

Performance-Based Fees for Other Accounts Managed. Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

Paul Boyne	Other Registered Investment Companies: None Other Pooled Investment Vehicles:None Other Accounts: One account in the amount of approximately $371 million
Thomas C. Goggins

Other Registered Investment Companies: None
Other Pooled Investment Vehicles: One account in the amount of approximately $11 million
Other Accounts: One account in the amount of approximately $7.309 million

Stephen Hermsdorf	Other Registered Investment Companies:None Other Pooled Investment Vehicles: None Other Accounts: One account in the amount of approximately $371 million
Daniel S. Janis, III

Other Registered Investment Companies: None
Other Pooled Investment Vehicles: One account in the amount of approximately $11 million
Other Accounts: One account in the amount of approximately $7.309 million

Kisoo Park	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: One account in the amount of approximately $7.309 million
Emory W. Sanders, Jr., CFA	Other Registered Investment Companies: None Other Pooled Investment Vehicles:None Other Accounts: Two accounts in the amount of approximately $575 million
Jonathan T. White, CFA	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Two accounts in the amount of approximately $575 million

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2020. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Only those portfolio managers that owned shares of a Fund and/or shares of similarly manager accounts are shown.

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Portfolio Manager	Dollar Range of Shares Owned
John F. Addeo, CFA	Multi-Asset High Income Fund— $0
Paul Boyne	Global Equity Fund— over $1 million
Neal Capecci	Asia Pacific Total Return Bond Fund— $0
Christopher M. Chapman, CFA	Strategic Income Opportunities Fund -- $100,001-$500,000
Thomas C. Goggins	Strategic Income Opportunities Fund— over $1 million
Stephen Hermsdorf	Global Equity Fund — $500,001-$1,000,000
Daniel S. Janis, III	Strategic Income Opportunities Fund— over $1 million
Geoffrey Kelley, CFA	Multi-Asset High Income Fund— $0
Matthew Murphy, CFA	International Strategic Equity Allocation Fund— $0 Strategic Equity Allocation Fund— $0 U.S. Sector Rotation Fund — $0
Kisoo Park	Strategic Income Opportunities Fund— over $1 million
Endre Pederson	Asia Pacific Total Return Bond Fund— $0
Caryn E. Rothman, CFA	Multi-Asset High Income Fund— $0
Roberto Sanchez-Dahl, CFA	Emerging Markets Debt Fund— $100,001-$500,000
Emory W. Sanders, Jr., CFA	Fundamental Global Franchise Fund— $100,001-$500,000
Robert E. Sykes, CFA	Multi-Index Lifestyle Portfolios — $0 Multi-Index Preservation Portfolios — $0 Multimanager Lifetime 2035 Fund — $100,001-$500,000 Other Multi-Index Lifetime Portfolios — $0
Elina Theodorakopoulou	Emerging Markets Debt Fund— $100,001-$500,000
Nathan W. Thooft, CFA

Alternative Asset Allocation Fund— $100,001-$500,000
Multi-Asset High Income Fund— $50,001-$100,00
International Strategic Equity Allocation Fund— $0
Multi-Index Lifestyle Portfolios — $0
Multi-Index Preservation Portfolios— $0
Multimanager Lifetime 2045 Fund— over $1 million
Other Multi-Index Lifetime Portfolios — $100,000-$500,000
Strategic Equity Allocation Fund— $0
U.S. Sector Rotation Fund — $0

Paolo H. Valle	Emerging Markets Debt Fund— $100,001-$500,000
Christopher Walsh, CFA	Alternative Asset Allocation Fund— $10,001-$50,000 Multi-Asset High Income Fund— $0
Jonathan T. White, CFA	Fundamental Global Franchise Fund— over $1 million
Jimond Wong, CFA, CPA	Asia Pacific Total Return Bond Fund— $0

POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the funds as well as one or more other accounts. The Advisor and Manulife IM (US) (the “Subadvisor”) have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation” below.

■	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

■	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that

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may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

■	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

■	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

■	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and short- and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the funds.

■	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

■	Incentives. Only investment professionals are eligible to participate in the short- and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark identified in the table below (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to

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fixed income accounts, relative yields are also used to measure performance. This is the most heavily weighted factor.

•	Financial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•	In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to, client assets under management, investment performance, and firm metrics.

■	Manulife equity awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

■	Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individual as well as other Manulife Investment Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

JHF II Fund	Peer Group and/or Benchmark Index for Incentive Period
Multi-Index Lifestyle Aggressive Portfolio	Morningstar US OE Large Blend
Multi-Index Lifestyle Balanced Portfolio	Morningstar US OE Moderate Allocation
Multi-Index Lifestyle Conservative Portfolio	Morningstar US OE Conservative Allocation
Multi-Index Lifestyle Growth Portfolio	Morningstar US OE Aggressive Allocation
Multi-Index Lifestyle Moderate Portfolio	Morningstar US OE Conservative Allocation
Multimanager 2010 Lifetime Portfolio	Morningstar US OE Target Date 2000-2010
Multimanager 2015 Lifetime Portfolio	Morningstar US OE Target Date 2011-2015
Multimanager 2020 Lifetime Portfolio	Morningstar US OE Target Date 2016-2020
Multimanager 2025 Lifetime Portfolio	Morningstar US OE Target Date 2021-2025
Multimanager 2030 Lifetime Portfolio	Morningstar US OE Target Date 2026-2030
Multimanager 2035 Lifetime Portfolio	Morningstar US OE Target Date 2031-2035
Multimanager 2040 Lifetime Portfolio	Morningstar US OE Target Date 2036-2040
Multimanager 2045 Lifetime Portfolio	Morningstar US OE Target Date 2041-2045
Multimanager 2050 Lifetime Portfolio	Morningstar US OE Target Date 2046-2050
Multimanager 2055 Lifetime Portfolio	Morningstar US OE Target Date 2051+
Multimanager 2060 Lifetime Portfolio	Morningstar US OE Target Date 2051+
Multimanager 2065 Lifetime Portfolio	Morningstar US OE Target Date 2051+
Multi-Index 2030 Lifetime Portfolio	Morningstar US OE Target Date 2026-2030
Multi-Index 2035 Lifetime Portfolio	Morningstar US OE Target Date 2031-2035
Multi-Index 2040 Lifetime Portfolio	Morningstar US OE Target Date 2036-2040
Multi-Index 2045 Lifetime Portfolio	Morningstar US OE Target Date 2041-2045
Multi-Index 2050 Lifetime Portfolio	Morningstar US OE Target Date 2046-2050
Multi-Index 2055 Lifetime Portfolio	Morningstar US OE Target Date 2051+
Multi-Index 2060 Lifetime Portfolio	Morningstar US OE Target Date 2051+
Multi-Index 2065 Lifetime Portfolio	Morningstar US OE Target Date 2051+
Multi-Index Income Preservation Portfolio	Morningstar US OE Target Date Retirement
Multi-Index 2025 Preservation Portfolio	Morningstar US OE Target Date 2021-2025
Multi-Index 2030 Preservation Portfolio	Morningstar US OE Target Date 2026-2030
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JHF II Fund	Peer Group and/or Benchmark Index for Incentive Period
Multi-Index 2035 Preservation Portfolio	Morningstar US OE Target Date 2031-2035
Multi-Index 2040 Preservation Portfolio	Morningstar US OE Target Date 2036-2040
Multi-Index 2045 Preservation Portfolio	Morningstar US OE Target Date 2041-2045
Multi-Index 2050 Preservation Portfolio	Morningstar US OE Target Date 2046-2050
Multi-Index 2055 Preservation Portfolio	Morningstar US OE Target Date 2051+
Multi-Index 2055 Preservation Portfolio	Morningstar US OE Target Date 2051+
Multi-Index 2060 Preservation Portfolio	Morningstar US OE Target Date 2051+
Multi-Index 2065 Preservation Portfolio	Morningstar US OE Target Date 2051+
Strategic Equity Allocation Fund	Morningstar US OE World Stock
International Strategic Equity Allocation Fund	Morningstar Foreign Large Blend
Alternative Asset Allocation Fund	Morningstar US OE Multialternative
Multi-Asset High Income Fund	Morningstar US OE Conservative Allocation
Strategic Income Opportunities Fund	Morningstar US OE Multisector Bond
Asia Pacific Total Return Bond Fund	Morningstar US OE World Bond
Fundamental Global Franchise Fund	Morningstar US OE World Stock
Global Equity Fund	Morningstar US OE World Stock
Emerging Markets Debt Fund	Morningstar US OE Emerging Markets Bond
U.S. Sector Rotation Fund	Morningstar Large Blend
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REDWOOD INVESTMENTS, LLC
(“REDWOOD”)

SMALL CAP GROWTH FUND

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Valerie B. Klaiman, CFA, Alexi Makkas, Michael J. Mufson, CFA, Ezra S. Samet, CFA, Jennifer K. Silver, CFA, and Anthony E. Sutton are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which the portfolio managers have day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of August 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Valerie B. Klaiman, CFA	1	$85	1	$13	167	$1,416
Alexi Makkas	1	$85	1	$13	167	$1,416
Michael J. Mufson, CFA	1	$85	1	$13	167	$1,416
Ezra S. Samet, CFA	1	$85	1	$13	167	$1,416
Jennifer K. Silver, CFA	1	$85	1	$13	167	$1,416
Anthony E. Sutton	1	$85	1	$13	167	$1,416

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which Redwood Investments receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Valerie B. Klaiman, CFA	0	$0	0	$0	0	$0
Alexi Makkas	0	$0	0	$0	0	$0
Michael J. Mufson, CFA	0	$0	0	$0	0	$0
Ezra S. Samet, CFA	0	$0	0	$0	0	$0
Jennifer K. Silver, CFA	0	$0	0	$0	0	$0
Anthony E. Sutton	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2020. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio manager that is primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund. Each portfolio manager’s ownership of Fund shares is stated in the footnote that follows the table.

Name	Dollar Range of Shares Owned[1]
Valerie B. Klaiman, CFA	$0
Alexi Makkas	Over $50,000
Michael J. Mufson, CFA	$0
Ezra S. Samet, CFA	$0
Jennifer K. Silver, CFA	$0
Anthony E. Sutton	$0
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1	As of August 31, 2020, none of the portfolio managers beneficially owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

Redwood Investments (also, the “Firm”) is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisers Act and SEC rules impose requirements on the Firm to adopt a Code of Ethics. Rule 204A-1 under the Advisers Act requires every registered investment adviser to establish, maintain and enforce a Code of Ethics that at a minimum addresses personal trading by its “access persons.” Section 204A of the Advisers Act requires all registered investment advisers to have policies and procedures to detect and prevent insider trading

The Firm is a fiduciary of its Clients and owes each Client an affirmative duty of good faith and full and fair disclosure of all material facts. This duty is particularly pertinent whenever the adviser is in a situation involving a conflict or potential conflict of interest. This Code applies to all Access Persons, whose conduct must reflect the Firm’s fiduciary obligations. It is the Firm policy that all partners, officers, and Employees of the Firm are Access Persons (“Access Persons”). The Firm and all Employees must affirmatively exercise authority and responsibility for the benefit of Clients, and may not participate in any activities that may conflict with the interests of Clients except in accordance with this Code. In addition, we must avoid activities, interests and relationships that might interfere or appear to interfere with making decisions in the best interests of our Clients. Accordingly, at all times, we must conduct our business with the following precepts in mind:

1. Place the interests of Clients first. We may not cause a Client to take action, or not to take action, for our personal benefit rather than the benefit of the Client. For example, causing a Client to purchase a security owned by an Employee for the purpose of increasing the price of that security would be a violation of this Code. Similarly, an Employee investing for himself in a security of limited availability that was appropriate for a Client without first considering that investment for such Client may violate this Code.

2. Avoid taking inappropriate advantage of our position. The receipt of investment opportunities, perquisites, or gifts from persons seeking business with the Firm could call into question the exercise of our independent judgment. Accordingly, we may accept such items only in accordance with the limitations in this Code.

3. Conduct all personal securities transactions in compliance with this Code of Ethics. This includes all pre-clearance and reporting requirements and procedures regarding inside information and personal and proprietary trades. While the Firm encourages Employees and their families to develop personal investment programs, you must not take any action that could result in even the appearance of impropriety.

4. Keep information confidential. Information concerning Client transactions or holdings may be material non-public information and Employees may not use knowledge of any such information to profit from the market effect of those transactions.

5. Comply with the federal securities laws and all other laws and regulations applicable to the Firm’s business. Make it your business to know what is required of the Firm as an investment adviser and otherwise, and you as an Employee of the Firm, and integrate compliance into the performance of all duties.

6. Seek advice when in doubt about the propriety of any action or situation. Any questions concerning this Code of Ethics should be addressed to the Chief Compliance Officer, who is encouraged to consult with outside counsel, outside auditors or other professionals, as necessary.

7.Do Not Commit Unlawful Actions. It is unlawful and a violation of several Federal securities laws (Rule 204A-1 of the Investment Advisers Act, Rule 17j-1 under the Investment Company Act) to:

a. make any untrue statement of a material fact to a client;

b. omit to state a material fact necessary in order to make the statements made to a client, in light of the circumstances under which they are made, not misleading;

c. engage in any manipulative practice with respect to a client.

Redwood does not believe its compensation system creates any significant conflicts for several reasons. First, Portfolio Managers are paid competitive base salaries and benefits and incentive compensation does not comprise a disproportionate amount of overall compensation. Second, incentive compensation is based upon numerous factors that include both investment performance and non-investment performance contributions. Non-Investment performance metrics include teamwork, crossfunctional contributions like marketing and client service effectiveness. Third, the

230

investment performance metric is more heavily weighted on intermediate performance (3-year) and less on short term (1-year performance). Also, portfolios are managed by teams which would help to prevent any undue risk.

COMPENSATION

Compensation is determined by a professional’s job performance and their assessed ability to excel in their assigned roles as well as their initiative in making cross-functional contributions which help the firm achieve its overall growth objectives. Accordingly, each professional has a set of individualized objectives, and is awarded bonuses that are based upon their success relative to those objectives.

Incentive compensation for the Investment Team is based upon their contribution to investment performance and to a lesser extent, on their contribution to marketing and client service. Investment performance is measured by performance relative to benchmark over a one year and three-year period with a heavier weighting towards the three-year period. Compensation is not pre-determined and therefore, performance will guide compensation levels. Employees can earn a bonus in excess of their base salary.

In addition, investment professionals are eligible to receive “Profit Units”, equity like shares that participate in the firm’s profitability and change of control events.

Other Compensation. Redwood provides other types of “compensation” including paying a matching contribution to 401(k) accounts, paying a portion of employees’ health and dental insurance premiums, and paying a stipend used to pay an employee’s disability insurance.

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T. ROWE PRICE ASSOCIATES, INC.

BLUE CHIP GROWTH FUND
CAPITAL APPRECIATION VALUE FUND
EQUITY INCOME FUND*
HEALTH SCIENCES FUND
MID VALUE FUND
SCIENCE & TECHNOLOGY FUND

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio manager at T. Rowe Price who is primarily responsible for the day-to-day management of each stated Fund’s portfolio (or portion thereof subadvised by T. Rowe Price).

Fund	Portfolio Managers
Blue Chip Growth Fund	Larry J. Puglia, CFA, CPA
Capital Appreciation Value Fund	David R. Giroux, CFA
Equity Income Fund	John D. Linehan, CFA
Health Sciences Fund	Ziad Bakri, MD, CFA
Mid Value Fund	David J. Wallack
Science & Technology Fund[1]	Ken Allen
1	Also subadvised by AllianzGI U.S.

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund that he manages and similarly managed accounts.

The following table reflects information as of August 31, 2020:

	Other Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Ken Allen	3	$9,212,714,541	1	$11,475,520	0	$0
David Giroux, CFA	6	$62,249,113,953	1	$514,323,344	0	$0
John D. Linehan, CFA	17	$34,106,064,509	17	$13,625,624,265	25	$5,345,375,858
Larry J. Puglia*, CFA, CPA	10	$115,584,834,147	21	$23,834,379,131	15	$8,046,574,250
Ziad Bakri, MD, CFA	6	$18,245,869,061	0	$0	0	$0
David Wallack	4	$12,518,968,192	1	$4,084,162,205	1	$18,962,318
*There is one “Other Account” that is subject to performance-based advisory fees. The account’s AUM is $850 million.

There are no accounts that pay fees based upon performance.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2020. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Portfolio Manager	Dollar Range of Shares Owned[1]
Larry J. Puglia, CFA, CPA	Blue Chip Growth Fund— Over $1,000,000
David R. Giroux, CFA	Capital Appreciation Value Fund— Over $1,000,000
John D. Linehan, CFA	Equity Income Fund— Over $1,000,000
Ziad Bakri, MD, CFA	Health Sciences Fund— $500,001 - $1,000,000
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Portfolio Manager	Dollar Range of Shares Owned[1]
David J. Wallack	Mid Value Fund— Over $1,000,000
Ken Allen	Science & Technology Fund*— Over $1,000,000
*	Also subadvised by AllianzGI U.S.
1	As of August 31, 2020, none of the portfolio managers beneficially owned shares of the applicable Fund.

POTENTIAL CONFLICTS OF INTEREST

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price Funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

COMPENSATION

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense

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ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios by the portfolio manager.

234

WELLINGTON MANAGEMENT COMPANY LLP
(“Wellington Management”)

MID CAP STOCK FUND
OPPORTUNISTIC FIXED INCOME FUND
REAL ESTATE SECURITIES FUND
SMALL CAP VALUE FUND

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at Wellington Management who are primarily responsible, or jointly and primarily responsible, for the day-to-day management of the stated funds’ portfolios.

Fund	Portfolio Managers
Mid Cap Stock Fund	Mario E. Abularach, CFA, CMT and Stephen Mortimer
Opportunistic Fixed Income Fund	Brian M. Garvey and Brij S. Khurana
Real Estate Securities Fund	Bradford D. Stoesser
Small Cap Value Fund	Timothy J. McCormack, CFA, Shaun F. Pedersen, and Edmond C. Griffin, CFA

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and similarly managed accounts.

The following table reflects information as of August 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Mario E. Abularach, CFA, CMT	7	$10,423	0	$0	1	$30
Brian M. Garvey	3	$311	19	$4,937	5	$383
Edmond C. Griffin, CFA	3	$485	4	$743	1	$31
Brij S. Khurana	3	$25	5	$271	3	$269
Stephen Mortimer	13	$15,078	8	$450	3	$724
Timothy J. McCormack, CFA	4	$528	4	$743	22	$1,482
Shaun F. Pedersen	5	$634	4	$743	23	$1,681
Bradford D. Stoesser	9	$431	42	$1,304	65	$1,433

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Mario E. Abularach, CFA, CMT	0	$0	0	$0	0	$0
Brian M. Garvey	0	$0	4	$1,585	2	$132
Edmond C. Griffin, CFA	0	$0	1	$162	0	$0
Brij S. Khurana	0	$0	1	$29	1	$97
Stephen Mortimer	0	$0	2	$24	1	$182
Timothy J. McCormack, CFA	0	$0	1	$162	1	$72
Shaun F. Pedersen	0	$0	1	$162	1	$72
Bradford D. Stoesser	2	$61	3	$73	7	$424
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Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2020. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Portfolio Manager	Dollar Range of Shares Owned
Mario E. Abularach, CFA, CMT	None
Brian M. Garvey	None
Edmond C. Griffin, CFA	$1–$10,000
Brij S. Khurana	None
Stephen Mortimer	None
Timothy J. McCormack, CFA	$100,001-500,000
Shaun F. Pedersen	Over $1,000,001
Bradford D. Stoesser	None

POTENTIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant fund. The Investment Professionals make investment decisions for each account, including the relevant fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant fund, or make investment decisions that are similar to those made for the relevant fund, both of which have the potential to adversely impact the relevant fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the relevant fund. Messrs. Garvey, Griffin, Khurana, McCormack, Mortimer, Pedersen, and Stoesser also manages accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professional are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Therefore, portfolio managers and other investment team members have an incentive to favor accounts that have the potential to provide higher incentive compensation for them as individuals. Wellington Management manages the conflict created by these incentive arrangements through our policies on the allocation of investment opportunities, including the allocation of equity IPOs, as well as after-the-fact monitoring and review of client accounts to assess dispersion among accounts with similar mandates. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures,

236

including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION

Wellington Management receives a fee based on the assets under management of the funds as set forth in an Investment Subadvisory Agreement between Wellington Management and the Advisor with respect to each fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each fund. The following information relates to the fiscal year ended August 31, 2020.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professionals is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant fund, is linked to the gross pre-tax performance of the portion of the fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below, over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. The revenues derived from clients served by the manager or team is another factor; therefore, client or asset losses may have a negative impact on remuneration. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Abularach, Garvey, McCormack, Mortimer, Pedersen, and Stoesser are Partners.

Fund	Incentive Benchmark(s) / Peer Groups
Mid Cap Stock Fund	Russell Mid Cap Growth (50%) and Gross Lipper Mid Cap Growth Average (50%)
Opportunistic Fixed Income Fund	Bloomberg Barclays Global Aggregate (USD Hedged) Index
Real Estate Securities Fund	Dow Jones US Select REIT Index
Small Cap Value Fund	Russell 2500 Value Index (Pedersen); Russell 2000 Value Index (McCormack)
237

WELLS CAPITAL MANAGEMENT, INCORPORATED
(“WellsCap”)

CORE BOND FUND
U.S. HIGH YIELD BOND FUND

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at WellsCap who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
Core Bond Fund	Maulik Bhansali, CFA and Jarad Vasquez
U.S. High Yield Bond Fund	Chris Lee, CFA and Mike Schueller, CFA

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and similarly managed accounts.

The following table reflects information as of August 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Maulik Bhansali, CFA	8	$18,132.92	5	$3,041.84	33	$13,244.19
Chris Lee, CFA	5	$1,844.82	4	$384.25	5	$398.71
Mike Schueller, CFA	13	$5,467.79	5	$478.27	6	$437.11
Jarad Vasquez	8	$18,132.92	5	$3,041.84	33	$13,244.19

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Maulik Bhansali, CFA	0	$0	1*	$36.55	2	$652.43
Chris Lee, CFA	0	$0	0	$0	0	0
Mike Schueller, CFA	0	$0	0	$0	0	0
Jarad Vasquez	0	$0	1*	$36.55	2	$652.43
*One account within a pooled fund is fee performance based.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2020. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Portfolio Manager	Dollar Range of Shares Owned
Core Bond Fund[1]
Maulik Bhansali, CFA	$100,000 - $150,000
Jarad Vasquez	$100,000 - $150,000
U.S. High Yield Bond Fund[1]
Chris Lee, CFA	None
Mike Schueller, CFA	None
1	As of August 31, 2020, none of the portfolio managers beneficially owned shares of the Fund.
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POTENTIAL CONFLICTS OF INTEREST

WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, WellsCap has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, WellsCap has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

Wells Capital Management. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Wells Capital Management’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Wells Capital Management further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

239

WESTERN ASSET MANAGEMENT COMPANY, LLC
(“WAMCO”)

WESTERN ASSET MANAGEMENT COMPANY LIMITED IS SUB-SUBADVISOR*

HIGH YIELD FUND

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at WAMCO who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
High Yield Fund	Michael C. Buchanan, CFA, Walter E. Kilcullen, and S. Kenneth Leech

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and any similarly managed accounts.

The following table reflects information as of August 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Michael C. Buchanan, CFA	34	19,953,579,848	64	21,855,774,858	159	74,577,825,183
Walter E. Kilcullen	5	3,843,645,498	15	4,202,760,315	15	2,778,287,396
S. Kenneth Leech	99	172,794,439,721	226	81,248,502,115	621	226,103,804,209

Other Accounts Managed – Of Total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Michael C. Buchanan, CFA	0	$0	5	$776,398,621	8	$4,079,138,751
Walter E. Kilcullen	0	$0	0	$0	0	0
S. Kenneth Leech	0	$0	10	$1,421,307,431	22	$11,964,610,255

Note: The numbers above reflect the overall number of portfolios managed by WAMCO. Mr. Leech is involved in the management of all the firm’s portfolios, but is not solely responsible for particular portfolios. WAMCO’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2020. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Portfolio Manager	Dollar Range of Shares Owned
High Yield Fund[1]
Michael C. Buchanan, CFA	None
Walter E. Kilcullen	None
S. Kenneth Leech	None
1	As of August 31, 2020, Michael C. Buchanan, Walter E. Kilcullen, and S. Kenneth Leech beneficially owned none of the shares of the fund, respectively.
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POTENTIAL CONFLICTS OF INTEREST

WAMCO has identified several potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, WAMCO or an affiliate has an interest in the account. WAMCO has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With regard to side-by-side management of funds in which compensation for management of some of the funds may be tied to performance, Western Asset maintains specific trade allocation procedures to avoid any conflict of interest. WAMCO’s trade allocation policies do not distinguish between accounts with standard and performance-based fees. The Legal & Compliance Department reviews the activities in accounts with performance fees and the Firm’s trade allocations to ensure WAMCO’s investment decisions are consistent with its fiduciary duties and conducted in a fair and equitable manner relative to its other accounts with similar investment objectives and mandates.

With respect to securities transactions for mutual funds, WAMCO determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), WAMCO may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. WAMCO’s team approach to portfolio management and block trading works to limit this potential risk.

WAMCO also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of WAMCO have access to transactions and holdings information regarding client accounts and WAMCO’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, WAMCO maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of WAMCO’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through WAMCO’s compliance monitoring program.

WAMCO may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. WAMCO also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1 - ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

COMPENSATION

At WAMCO, one compensation methodology covers all products and functional areas, including portfolio managers. WAMCO’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and WAMCO

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as a whole. Standard compensation includes competitive base salaries, employee benefits, incentive bonus and a retirement plan which includes an employer match.

Base Salary. A base salary and total compensation range for each position within WAMCO is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. Compensation benchmarks for all employees are reviewed on an annual basis. The base salary should reflect the fair market value of the employee’s core job responsibilities and is generally without regard to job performance.

Incentive Compensation. Incentive bonuses make up the variable component of Total Compensation and is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role. Incentive compensation awards (cash and deferred bonus) are 100% discretionary. These are structured to reward sector specialists for contributions to WAMCO as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current WAMCO and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

WAMCO offers long-term incentives (in the form of deferred cash which can be allocated within a menu of funds) as part of the discretionary bonus for eligible employees.

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APPENDIX C – PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
(Updated December 10, 2019)

General
The Majority of the Independent Board of Trustees (the “Board”) of each registered investment company of the Trusts, has adopted these proxy voting policies and procedures (the “Trust Proxy Policy”).

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

Policy
It is the Advisers’ policy to comply with Rule 206(4)-6 of the Advisers Act and Rule 30b1-4 of the 1940 Act as described above. In general, Advisers defer proxy voting decisions to the sub-advisers managing the Funds. It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the Fund’s respective Adviser or, if the Fund’s Adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each Fund shall vote all proxies relating to securities held by each Fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Advisers Act.

If an instance occurs where a conflict of interest arises between the shareholders and the designated sub-adviser, however, Advisers retain the right to influence and/or direct the conflicting proxy voting decisions in the best interest of shareholders.

Investment Company Act
An investment company is required to disclose in its SAI either (a) a summary of the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities or (b) a copy of its proxy voting policies.

A fund is also required by Rule 30b1-4 of the Investment Company Act of 1940 to file Form N-PX annually with the SEC, which contains a record of how the fund voted proxies relating to portfolio securities. For each matter relating to a portfolio security considered at any shareholder meeting, Form N-PX is required to include, among other information, the name of the issuer of the security, a brief identification of the matter voted on, whether and how the fund cast its vote, and whether such vote was for or against management. In addition, a fund is required to disclose in its SAI and its annual and semi-annual reports to shareholders that such voting record may be obtained by shareholders, either by calling a toll-free number or through the fund’s website, at the fund’s option.

Advisers Act
Under Advisers Act Rule 206(4)-6, investment advisers are required to adopt proxy voting policies and procedures, and investment companies typically rely on the policies of their advisers or sub-advisers.

Delegation of Proxy Voting Responsibilities It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Except as noted below under Material Conflicts of Interest, the Trust Proxy Policy with respect to a Fund shall incorporate that adopted by the Fund’s sub-adviser with respect to voting proxies held by its clients (the “Sub-adviser Proxy Policy”). Each Sub-adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Proxy Policy. Each sub-adviser to a Fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the Fund’s adviser and by the Board. Each Adviser to a Fund retains the responsibility, and is directed, to oversee each sub-adviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge

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its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the sub-advisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a Fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the Adviser to the Fund of Funds or the Trusts will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the Adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on by the Fund of Funds
(a) Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

(b) Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the Adviser or one of its affiliates has a material economic interest.

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Material Conflicts of Interest If (1) a sub-adviser to a Fund becomes aware that a vote presents a material conflict between the interests of (a) shareholders of the Fund; and (b) the Fund’s Adviser, sub-adviser, principal underwriter, or any of their affiliated persons, and (2) the sub-adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-adviser Proxy Policy or the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy are otherwise triggered, then the sub-adviser will follow the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy when voting such proxies.

If a Sub-adviser Proxy Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the sub-adviser will ask the Board to provide voting instructions, the sub-adviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Sub-adviser Proxy Policy or abstain from voting the proxies.

Proxy Voting Committee(s) The Advisers will from time to time, and on such temporary or longer-term basis as they deem appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Advisers’ CCO and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Proxy Procedures. Requested shareholder proposals or other Shareholder Advocacy in the name of a Fund must be submitted for consideration pursuant to the Shareholder Advocacy Policy and Procedures.

Securities Lending Program
Certain of the Funds participate in a securities lending program with the Trusts through an agent lender. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a sub-adviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the sub-adviser should request that the agent recall the security prior to the record date to allow the sub-adviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)The Trust shall include in its SAI a summary of the Trust Proxy Policy and of the Sub-adviser Proxy Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Proxy Policy and Sub-adviser Proxy Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trusts shall disclose in annual and semi-annual shareholder reports that a description of the Trust Proxy Policy, including the Sub-adviser Proxy Policy, and the Trusts’ proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. The Fund Administration Department is responsible for preparing appropriate disclosure regarding proxy voting for inclusion in shareholder reports and distributing reports. The Legal Department supporting the Trusts is responsible for reviewing such disclosure once it is prepared by the Fund Administration Department.

Filing of Proxy Voting Record on Form N-PX The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year. The Fund Administration department, supported by the Legal Department supporting the Trusts, is responsible for the annual filing.

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Procedure

Review of Sub-advisers’ Proxy Voting The Trusts have delegated proxy voting authority with respect to Fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each sub-adviser is responsible for the following:

1. Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the sub-adviser votes portfolio securities in the best interest of shareholders of the Trusts.
2. Providing the Advisers with a copy and description of the Sub-adviser Proxy Policy prior to being approved by the Board as a sub-adviser, accompanied by a certification that represents that the Sub-adviser Proxy Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the Advisers with notice of any amendment or revision to that Sub-adviser Proxy Policy or with a description thereof. The Advisers are required to report all material changes to a Sub-adviser Proxy Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Sub-adviser Proxy Policy during the period covered by the report.
3. Providing the Adviser with a quarterly certification indicating that the sub-adviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Sub-adviser Proxy Policy. If the sub-adviser voted any proxies in a manner inconsistent with the Sub-adviser Proxy Policy, the sub-adviser will provide the Adviser with a report detailing the exceptions.

Adviser Responsibilities The Trusts have retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The Advisers, in accordance with their general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1. Receive a file with the proxy voting information directly from each sub-adviser on a quarterly basis.
2. Select a sample of proxy votes from the files submitted by the sub-advisers and compare them against the proxy voting service files for accuracy of the votes.
3. Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.

Proxy Voting Service Responsibilities Proxy voting services retained by the Trusts are required to undertake the following procedures:

• Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple sub-advisers or third-party voting services.

• Reporting:
The proxy voting service’s proxy disclosure system will provide the following reporting features:

1. multiple report export options;
2. report customization by fund-account, portfolio manager, security, etc.; and
3. account details available for vote auditing.

• Form N-PX Preparation and Filing:
The Advisers will be responsible for oversight and completion of the filing of the Trusts’ reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year. The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.

The Fund Administration Department in conjunction with the CCO oversees compliance with this policy.

The Fund Administration Department maintains operating procedures affecting the administration and disclosure of the Trusts’ proxy voting records.

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The Trusts’ Chief Legal Counsel is responsible for including in the Trusts’ SAI information regarding the Advisers’ and each sub-advisers proxy voting policies as required by applicable rules and form requirements.

The Fund Administration Department and The CCO’s Office is responsible for maintaining all documentation created in connection with this policy. Documents will be maintained for the period set forth in the Records Retention Schedule.

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JOHN HANCOCK VARIABLE TRUST ADVISERS LLC
JOHN HANCOCK INVESTMENT MANAGEMENT LLC
PROXY VOTING POLICIES AND PROCEDURES
Updated December 1, 2019

General

The SEC adopted Rule 206(4)-6 under the Advisers Act, which requires investment advisers with voting authority to adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes client securities in the best interest of clients. The procedures must include how the investment adviser addresses material conflicts that may arise between the interests of the investment adviser and those of its clients. The Advisers are registered investment advisers under the Advisers Act and serve as the investment advisers to the Funds. The Advisers generally retain one or more sub-advisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Advisers may elect to manage directly the assets of a Fund, including voting proxies with respect to such Fund’s portfolio securities, or a Fund’s Board may otherwise delegate to the Advisers authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client.

Firms are required by Advisers Act Rule 204-2(c)(2) to maintain records of their voting policies and procedures, a copy of each proxy statement that the investment adviser receives regarding client securities, a record of each vote cast by the investment adviser on behalf of a client, a copy of any document created by the investment adviser that was material to making a decision how to vote proxies on behalf of a client, and a copy of each written client request for information on how the adviser voted proxies on behalf of the client, as well as a copy of any written response by the investment adviser to any written or oral client request for information on how the adviser voted that client’s proxies.

Investment companies must disclose information about the policies and procedures used to vote proxies on the investment company’s portfolio securities and must file the fund’s proxy voting record with the SEC annually on Form N-PX.

Pursuant thereto, the Advisers have adopted and implemented these proxy voting policies and procedures (the “Proxy Procedures”).

Policy

It is the Advisers’ policy to comply with Rule 206(4)-6 and Rule 204-2(c)(2) under the Advisers Act as described above. In general, the Advisers delegate proxy voting decisions to the sub-advisers managing the funds. If an instance occurs where a conflict of interest arises between the shareholders and a particular sub-adviser, however, the Adviser retains the right to influence and/or direct the conflicting proxy voting decisions.

Procedure

Fiduciary Duty
The Advisers have a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.

Voting of Proxies - Advisers The Advisers will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s Board. The decision on how to vote a proxy will be made by the person(s) to whom the Advisers have from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) or a Proxy Voting Committee, as described below.

When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

• The Designated Person will vote based on what it believes is in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

• Each voting decision will be made independently. To assist with the analysis of voting issues and/or to carry out the actual voting process the Designated Person may enlist the services of (1) reputable professionals (who may include persons employed by or otherwise associated with the Advisers or any of its affiliated persons) or (2) independent proxy evaluation services such as Institutional Shareholder Services. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

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• The Advisers believe that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management. In general, the Designated Person will vote as recommended by company management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

• As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same investment mandates.

• The Advisers will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Advisers’ voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest In carrying out its proxy voting responsibilities, the Advisers will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Advisers or any of its affiliated persons. Affiliates of the Advisers include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Advisers or any of their affiliates has a substantial equity or other interest.

If the Advisers or a Designated Person become aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Advisers’ Legal Department and/or the Office of the CCO. If the Legal Department and/or the Office of the CCO, as applicable determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.

Voting Proxies of Underlying Funds of a Fund of Funds The Advisers or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.

Proxy Voting Committee(s)
The Advisers will from time to time, and on such temporary or longer-term basis as they deem appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Advisers’ CCO and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Proxy Procedures. Requested shareholder proposals or other Shareholder Advocacy must be submitted for consideration pursuant to the Shareholder Advocacy Policy and Procedures.

Records Retention The Advisers will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Proxy Procedures as may be required from time to time by applicable law and regulations, including the following:

1. These Proxy Procedures and all amendments hereto;

2. All proxy statements received regarding Fund portfolio securities;

3. Records of all votes cast on behalf of a Fund;

4. Records of all Fund requests for proxy voting information;

5. Any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

6. All records relating to communications with the Funds regarding Conflicts; and

7. All minutes of meetings of Proxy Voting Committees.

The Office of the CCO, and/or the Legal Department are responsible for maintaining the documents set forth above as needed and deemed appropriate. Such documents will be maintained in the Office of the CCO, and/or the Legal Department for the period set forth in the Records Retention Schedule.

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Voting of Proxies - SubAdvisers In the case of proxies voted by a sub-adviser to a Fund pursuant to the Fund’s proxy voting procedures, the Advisers will request the sub-adviser to certify to the Advisers that the sub-adviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Proxy Procedures and to provide the Advisers with a report detailing any instances where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The COO of the Advisers will then report to the Board on a quarterly basis regarding the sub-adviser certification and report to the Board any instance where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

The Fund Administration Department maintains procedures affecting all administration functions for the mutual funds. These procedures detail the disclosure and administration of the Trust’s proxy voting records.

The Trust’s Chief Legal Counsel is responsible for including, in the SAI of each Trust, information about the proxy voting of the Advisers and each sub-adviser.

Reporting to Fund Boards The CCO of the Advisers will provide the Board with a copy of these Proxy Procedures, accompanied by a certification that represents that the Proxy Procedures have been adopted by the Advisers in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Advisers will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to these Proxy Procedures.

The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Proxy Procedures during the period covered by the report.

If the Advisers or the Designated Person vote any proxies in a manner inconsistent with either these Proxy Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.

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MANULIFE ASSET MANAGEMENT
GLOBAL PROXY VOTING POLICIES
AND PROCEDURES
March 2020

Executive Summary

Each investment team at Manulife Investment Management (“Manulife IM”)1 is responsible for investing in line with its investment philosophy and clients’ objectives. Manulife IM’s approach to proxy voting aligns with its organizational structure and encourages best practices in governance and management of environmental and social risks and opportunities. Manulife IM has adopted and implemented proxy voting policies and procedures to ensure that proxies are voted in the best interests of its clients for whom it has proxy voting authority.

This Global Proxy Voting Policy and Procedures (“Policy”) applies to each of the Manulife IM advisory affiliates listed in Appendix A. In seeking to adhere to local regulatory requirements of the jurisdiction in which an advisory affiliate operates, additional procedures specific to that affiliate may be implemented to ensure compliance, where applicable. The Policy is not intended to cover every possible situation that may arise in the course of business, but rather to act as a decision-making guide. It is therefore subject to change and interpretation from time-to-time as facts and circumstances dictate.

Statement of Policy

■	The right to vote is a basic component of share ownership and is an important control mechanism to ensure that a company is managed in the best interests of its shareholders. Where clients delegate proxy voting authority to Manulife IM, Manulife IM has a fiduciary duty to exercise voting rights responsibly.

■	Where Manulife IM is granted and accepts responsibility for voting proxies for client accounts, it will seek to ensure proxies are received and voted in the best interests of the client with a view to maximize the economic value of their equity securities, unless it determines that it is in the best interests of the client to refrain from voting a given proxy.

■	If there is any potential material proxy-related conflict of interest between Manulife IM and its clients, identification and resolution processes are in place to provide for determination in the best interests of the client.

■	Manulife IM will disclose information about its proxy voting policies and procedures to its clients.

■	Manulife IM will maintain certain records relating to proxy voting.

Philosophy on Sustainable Investing

Manulife IM’s commitment to sustainable investment2 is focused on protecting and enhancing the value of our clients’ investments and, as active owners in the companies in which we invest, we believe that voting at shareholder meetings can contribute to the long-term sustainability of our investee companies. Manulife IM will seek to exercise the rights and responsibilities associated with equity ownership, on behalf of its clients, with a focus on maximizing long-term shareholder returns, as well as enhancing and improving the operating strength of the companies to create sustainable value for shareholders.

Manulife IM invests in a wide range of securities across the globe, ranging from large multinationals to smaller early stage companies, and from well-developed markets to emerging and frontier markets. Expectations of those companies vary by market to reflect local standards, regulations and laws. Manulife IM believes, however, that successful companies across regions are generally better positioned over the long-term if they have:

■	Robust oversight including a strong and effective board with independent and objective leaders working on behalf of shareholders;

■	Mechanisms to mitigate risk such as effective internal controls, board expertise covering a firm’s unique risk profile, and routine use of KPIs to measure and assess long-term risks;

■	A management team aligned with shareholders through remuneration structures that incentivize long-term performance through the judicious and sustainable stewardship of company resources;

■	Transparent and thorough reporting of the components of the business that are most significant to shareholders and stakeholders with focus on the firm’s long-term success and,

■	Management focused on all forms of capital including environmental, social and human capital.

The Manulife Investment Management Voting Principles (“Voting Principles”) outlined in Appendix B provide guidance for our voting decisions. An active decision to invest in a firm reflects a positive conviction in the investee company and we generally expect to be supportive of management for that reason. Manulife IM may seek to challenge management’s recommendations, however, if they contravene these Voting Principles or Manulife IM otherwise determines that doing so is in the best interest of its clients.

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Manulife IM also regularly engages with boards and management on environmental, social or corporate governance issues consistent with the principles stipulated in our Sustainable Investing Statement and our ESG Engagement Policy. Manulife IM may, through these engagements, request certain changes of the portfolio company to mitigate risks or maximize opportunities. In the context of preparing for a shareholder meeting, Manulife IM will review progress on requested changes for those companies engaged. In an instance where Manulife IM determines that the issuer has not made sufficient improvements on an issue, then we may take voting action to demonstrate our concerns.

In rare circumstances Manulife IM may consider filing, or co-filing, a shareholder resolution at an investee company. This may occur where our team has engaged with management regarding a material sustainability risk or opportunity, and where we determine that the company has not made satisfactory progress on the matter within a reasonable time period. Any such decision will be in the sole discretion of Manulife IM and acted on where we believe filing, or co-filing, a proposal is in the best interests of our clients.

Manulife IM may also divest of holdings in a company where Portfolio Managers are dissatisfied with company financial performance, strategic direction and/or management of material sustainability risks or opportunities.

Procedures

Receipt of Ballots and Proxy Materials
Proxies received are reconciled against the client’s holdings, and the custodian bank will be notified if proxies have not been forwarded to the proxy service provider when due.

Voting Proxies
Manulife IM has adopted the Voting Principles contained in Appendix B of this Policy.

Manulife IM has deployed the services of a proxy voting services provider to ensure the timely casting of votes, and to provide relevant and timely proxy voting research to inform our voting decisions. Manulife IM periodically reviews the detailed policies created by the proxy voting service provider to ensure consistency with our Voting Principles, to the extent this is possible.

Portfolio managers actively review voting options and make voting decisions for their holdings. Where Manulife IM holds a significant ownership position in an issuer, the rationale for a portfolio manager’s voting decision is specifically recorded, including whether the vote cast aligns with the recommendations of the proxy voting services provider or has been voted differently. A significant ownership position in an investment is defined as those cases where Manulife IM holds at least 2% of a company’s issued share capital in aggregate across all Manulife IM client accounts.

The Manulife IM ESG Research and Integration Team (“ESG Team”) is an important resource for portfolio management teams on proxy matters. This team provides advice on specific proxy votes for individual issuers if needed. ESG Team advice is supplemental to the research and recommendations provided by our proxy voting services provider. In particular, ESG analysts actively review voting resolutions for companies in which:

■	Manulife IM’s aggregated holdings across all client accounts represent 2% or greater of issued capital;

■	A meeting agenda includes shareholder resolutions related to environmental and social risk management issues, or where the subject of a shareholder resolution is deemed to be material to our investment decision; or

■	The issuer has been engaged by Manulife IM within the past two years seeking a change in behavior.

After review, the ESG Team may provide research and advice to investment staff in line with the Voting Principles.

Manulife IM also has an internal Proxy Voting Working Group (“Working Group”) comprising senior managers from across Manulife IM including the equity investment team, Legal, Compliance, and the ESG Team. The Working Group operates under the auspices of the Manulife IM Public Markets Sustainable Investing Committee. The Working Group regularly meets to review and discuss voting decisions on shareholder proposals or instances where a portfolio manager recommends a vote different than the recommendation of the proxy voting services provider.

Manulife IM clients retain the authority, and may choose, to lend shareholdings. Manulife IM, however, generally retains the ability to recall shares in order to execute proxy votes. Manulife IM will, where feasible, weigh the benefit of casting votes at a given meeting when deciding whether to recall lent shares for voting.

Manulife IM may refrain from voting a proxy where we have agreed with a client in advance to limit the situations in which we will execute votes. Manulife may also refrain from voting due to logistical considerations that may have a detrimental effect on our ability to vote. These issues may include, but are not limited to:

■	Costs associated with voting the proxy exceed the expected benefits to clients;

■	Underlying securities have been lent out pursuant to a client’s securities lending program and have not been subject to recall;

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■	Short notice of a shareholder meeting;

■	Requirements to vote proxies in person;

■	Restrictions on a non-national’s ability to exercise votes, determined by local market regulation;

■	Restrictions on the sale of securities in proximity to the shareholder meeting (i.e. “share blocking”);

■	Requirements to disclose commercially sensitive information that may be made public (i.e. “re-registration”);

■	Requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or

■	Inability of a client’s custodian to forward and process proxies electronically.

If a Manulife IM portfolio manager believes it is in the best interest of a client to vote proxies in a manner inconsistent with the Policy, the portfolio manager will submit new voting instructions to a member of the ESG Team with rationale for the new instructions. The ESG Team will then support the portfolio manager in developing voting decision rationale that aligns with this Policy and the Voting Principles. The ESG Team will then submit the vote change to the Working Group. The Working Group will review the change and ensure that the rationale is sound, and the decision will promote the long-term success of the issuer.

On occasion, there may be proxy votes which are not within the research and recommendation coverage universe of the proxy voting service provider. Portfolio managers responsible for the proxy votes will provide voting recommendations to the ESG Team and those items may be escalated to the Working Group for review to ensure that the voting decision rationale is sound, and the decision will promote the long-term success of the issuer. the Manulife IM Proxy Operations Team will be notified of the voting decisions and execute the votes accordingly.

Manulife IM does not engage in the practice of “empty voting” (a term embracing a variety of factual circumstances that result in a partial, or total, separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). Manulife IM prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. Manulife IM will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions).

Engagement of the Proxy Voting Service Provider
Manulife IM has contracted with a third-party proxy service provider to assist with the proxy voting process. Except in instances where a client retains voting authority, Manulife IM will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to the proxy service provider.

Manulife IM has engaged its proxy voting service provider to:

■	Research and make voting recommendations;

■	Ensure proxies are voted and submitted in a timely manner;

■	Perform other administrative functions of proxy voting;

■	Maintain records of proxy statements and provide copies of such proxy statements promptly upon request;

■	Maintain records of votes cast; and

■	Provide recommendations with respect to proxy voting matters in general.

Scope of Proxy Voting Authority
Manulife IM and our clients shape the proxy voting relationship by agreement provided there is full and fair disclosure and informed consent. Manulife IM may agree with clients to other proxy voting arrangements in which Manulife IM does not assume proxy voting responsibility or will only vote in limited circumstances.3

While the application of our fiduciary duty in the context of proxy voting will vary with the scope of the voting authority we assume, we acknowledge the relationship in all cases remains that of a fiduciary to the client. Beyond the general discretion retained by Manulife IM to withhold from voting as outlined above, Manulife IM may enter a specific agreement with a client not to exercise voting authority on certain matters where the cost of voting would be high or the benefit to the client would be low.

Disclosure of Proxy Votes
Manulife IM may inform company management of our voting intentions ahead of casting the vote. This is in line with Manulife IM’s objective to provide the opportunity for companies to better understand our investment process, policies and objectives.

We will not intentionally disclose to anyone else, including other investors, our voting intention prior to casting the vote.

Manulife IM keeps records of proxy voting available for inspection by clients, regulatory authorities or government agencies.

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Manulife IM will annually disclose voting records aggregated across funds.

Conflicts of Interest

Manulife IM has an established infrastructure designed to identify conflicts of interest throughout all aspects of the business. Proxy voting proposals may raise conflicts between the interests of Manulife IM’s clients and the interests of Manulife IM, its affiliates, or employees. Apparent conflicts are reviewed by the Working Group to determine whether there is a conflict of interest and, if so, whether the conflict is material. Manulife IM shall consider any of the following circumstances a potential material conflict of interest:

■	Manulife IM has a business relationship or potential relationship with the issuer;

■	Manulife IM has a business relationship with the proponent of the proxy proposal; or

■	Manulife IM members, employees or consultants have a personal or other business relationship with managers of the business such as top-level executives, corporate directors or director candidates.

In addressing any such potential material conflict Manulife IM will seek to ensure proxy votes are cast in the advisory client’s best interests and are not affected by Manulife IM’s potential conflict. In the event a potential material conflict of interest exists, the Working Group or its designee will either (i) review the proxy voting decisions to ensure robust rationale, that the voting decision will protect or enhance shareholder value over the long-term, and is in line with the best interest of the client; (ii) vote such proxy according to the specific recommendation of the proxy voting services provider; (iii) abstain; or (iv) request the client vote such proxy. The basis for the voting decision, including the process for the determination of the decision that is in the best interests of the client, is recorded.

Voting Shares of Manulife Financial Corporation
Manulife Financial Corporation (“MFC”) is the publicly listed parent company of Manulife IM. Generally, legislation restricts the ability of a public company (and its subsidiaries) to hold shares in itself within its own accounts. Accordingly, the MFC Share Investment Policy outlines the limited circumstances in which MFC or its subsidiaries may, or may not, invest or hold shares in MFC on behalf of MFC or its subsidiaries.4

The MFC Share Investment Policy does not apply to investments made on behalf of unaffiliated third parties, which remain assets of the client.5 Such investing may be restricted, however, by specific client guidelines, other Manulife policies or other applicable laws.

Where Manulife IM is charged with voting MFC shares we will execute votes in proportion with all other shareholders (i.e. proportional or ‘echo’ vote). This is intended to neutralize the effect of our vote on the meeting outcome.

Policy Responsibility and Oversight

The Working Group oversees and monitors the Policy and Manulife IM’s proxy voting function. The Working Group is responsible for reviewing regular reports, potential conflicts of interest, vote changes and non-routine proxy voting items. The Working Group also oversees the third-party proxy voting service provider. The Working Group will meet at least monthly and report to the Manulife IM Public Markets Sustainable Investing Committee and, where requested, the Manulife IM Operating Committee.

Manulife IM’s Proxy Operations Team is responsible for the daily administration of the proxy voting process for all Manulife IM operations that have contracted with a third-party proxy voting services provider. Significant proxy voting issues identified by Manulife IM’s Proxy Operations Team are escalated to the Chief Compliance Officer or its designee, and the Working Group.

The Working Group is responsible for the proper oversight of any service providers hired by Manulife IM to assist it in the proxy voting process. This oversight includes:

Annual Due Diligence: Manulife IM conducts an annual due diligence review of the proxy voting research service provider. This oversight includes an evaluation of the service provider’s industry reputation, points of risk, compliance with laws and regulations and technology infrastructure. Manulife IM also reviews the provider’s capabilities to meet Manulife IM’s requirements including reporting competencies; the adequacy and quality of the proxy advisory firm’s staffing and personnel; the quality and accuracy of sources of data and information; the strength of policies and procedures that enable it to make proxy voting recommendations based on current and accurate information; and the strength of policies and procedures to address conflicts of interest of the service provider related to its voting recommendations.

Regular Updates: Manulife also requests that the proxy voting research service provider deliver updates regarding any business changes that alter that firm’s ability to provide independent proxy voting advice and services aligned with our policies.

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Additional Oversight in Process: Manulife IM has additional control mechanisms built into the proxy voting process to act as checks on the service provider and ensure that decisions are made in the best interest of our clients. These mechanisms include:

■	Sampling pre-populated votes: Where we utilize a third-party research provider for either voting recommendations or voting execution (or both), we may assess “pre-populated” votes shown on the vendor’s electronic voting platform before such votes are cast to ensure alignment with the Voting Principles.

■	Consideration of additional information: Where Manulife IM utilizes a proxy service provider for voting recommendations, we consider additional information that may become available regarding voting items. This additional information may include filings by an issuer or shareholder proponent that are issued subsequent to the filing of meeting materials.

■	Decision scrutiny from the Working Group: Where our voting policies and procedures do not address how to vote on a particular matter, or where the matter is highly contested or controversial (e.g. major acquisitions involving takeovers or contested director elections where a shareholder has proposed its own slate of directors), review by the Working Group may be necessary or appropriate to ensure votes cast on behalf of its client are cast in the client’s best interest.

Record Keeping and Reporting

Manulife IM provides clients with a copy of the Voting Policy upon request and it is also available on our website at manulifeim.com/institutional. Manulife IM describes its proxy voting procedures to its clients in the relevant or required disclosure document and discloses to its clients the process to obtain information on how Manulife IM voted that client’s proxies.

Manulife IM keeps records of proxy voting activities and those records include proxy voting policies and procedures, records of votes cast on behalf of clients, records of client requests for proxy voting information; and any documents generated in making a vote decision. These documents are available for inspection by clients, regulatory authorities or government agencies.

Manulife IM will disclose voting records on its website and those records will be updated on an annual basis. The voting records will generally reflect the voting decisions made for retail, institutional and other client funds in the aggregate.

Policy Amendments and Exceptions

This policy is subject to periodic review by the Proxy Voting Working Group. The Working Group may suggest amendments to this Policy and any such amendments must be approved by the Manulife IM Public Markets Sustainable Investing Committee and the Manulife IM Operating Committee.

Any deviation from this Policy will only be permitted with the prior approval of the Chief Investment Officer or Chief Administrative Officer (or their designee), with the counsel of the Chief Compliance Officer / General Counsel.

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ALLIANZ GLOBAL INVESTORS U.S. LLC
PROXY VOTING GUIDELINES AND PROCEDURES
JANUARY 2018

Policy Statement

Allianz Global Investors (“AllianzGI”) typically votes proxies on behalf of client accounts pursuant to its discretionary investment management authority, unless a client has not granted voting authority to AllianzGI. AllianzGI seeks to exercise its proxy voting responsibilities in accordance with its fiduciary duties, and has designed these policies and procedures to meet applicable fiduciary standards. Thus, AllianzGI seeks to vote client account proxies in a manner consistent with the best interests of its clients. These policies and procedures do not apply to any client account proxies for which such client has either (a) explicitly retained authority and discretion to vote its own proxies or (b) delegated such authority and discretion to a third party. AllianzGI assumes no responsibility for the voting of any proxies on behalf of such clients.

AllianzGI has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), attached hereto as Schedule A, which are reasonably designed to ensure that proxy voting is conducted in the best interest of our clients. The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.

Proxy Voting Procedures

AllianzGI has retained one or more unaffiliated third party proxy research and voting service providers (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.

In some cases a portfolio manager, research analyst or proxy analyst from the Global ESG team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted.

Mitigating Conflicts of Interest

AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.

In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how

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to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.

As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

AllianzGI may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI and its clients has been identified, AllianzGI may abstain from voting.

Cost-Benefit Analysis Involving Voting Proxies

AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.

The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.

AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.

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BCSF ADVISORS, LP
PROXY VOTING
JANUARY, 2020

Bain Capital Credit’s Document Control Team in Operations is responsible for processing all bank loan amendments, corporate actions and proxy notifications – collectively ‘Corporate Actions’ – received by Bain Capital Credit. All Corporate Actions requests received are forwarded by the Document Control Team to the senior investment professional responsible for the issuer. The Document Control Team includes the Corporate Actions voting documentation in an email summary that includes the investment vehicles affected, the date by which a response is required and a brief description of the proxy vote. The senior investment professional covering a credit communicates the Corporate Actions voting decision via email to the Document Control Team. The required documentation is completed by the Document Control Team and sent back to the appropriate party; depending on the custodian/source of corporate action via Web Based portal or via email. The Document Control Team maintains a log of all Corporate Actions voting documentation received and the status thereof. We file automatically for proxy and class action activity. We receive notification of upcoming votes from our trustees or prime brokers, where applicable.

Bain Capital Credit’s Proxy Voting Policy is designed to ensure that if a material conflict of interest is identified in connection with a particular proxy vote, that the vote is not improperly influenced by the conflict. Conflicts of interest may arise from time to time in relation to proxy voting requirements. Bain Capital Credit shall monitor all proxies for any potential conflicts of interest. If a material conflict of interest arises, Bain Capital Credit will determine what is in the best interests of the relevant Bain Capital Credit Client and may take appropriate steps to eliminate any such conflict.

Existing Bain Capital Credit Clients may obtain copies of relevant proxy logs, identifying how proxies were voted in connection to Bain Capital Credit Clients, upon written request to:

Bain Capital Credit, LP
Attn: Compliance Department 200 Clarendon Street
Boston, MA 02116

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Effective Date: February 14, 2020
PROPRIETARY
PROXY VOTING POLICIES AND PROCEDURES
DIMENSIONAL FUND ADVISORS LP
DIMENSIONAL FUND ADVISORS LTD.
DFA AUSTRALIA LIMITED
DIMENSIONAL FUND ADVISORS PTE. LTD.
DIMENSIONAL JAPAN LTD.
DIMENSIONAL IRELAND LIMITED

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“Dimensional UK”), DFA Australia Limited (“Dimensional Australia”), Dimensional Fund Advisors Pte. Ltd. (“Dimensional Singapore”), Dimensional Japan Ltd. (“Dimensional Japan”) and Dimensional Ireland Limited (“Dimensional Ireland”) (each, an “Advisor”, and collectively referred to as the “Advisors”). Dimensional UK and Dimensional Australia are also registered as investment advisers under the Advisers Act

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.

The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Investment Stewardship Committee. To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

A client’s investment strategy can impact voting determinations. For example, the Advisors consider social issues when voting proxies for socially screened portfolios and accounts and consider environmental issues when voting proxies for sustainability screened portfolios and accounts. The Advisors may also take social or environmental issues into account when voting proxies for portfolios and accounts that do not have social or sustainability screens if the Advisors believe that doing so is in the best interest of the relevant client(s) and otherwise consistent with the Advisors’ duties, such as where material environmental or social risks may have economic ramifications for shareholders.

Proxy Advisory Firms

The Advisors have retained certain third-party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the

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Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for Proxy Voting Services, the Advisors remain responsible for proxy voting decisions. The Advisors have designed policies and procedures to oversee and evaluate the Proxy Advisory Firms, including with respect to the matters described below, which Proxy Advisory Firms have been engaged to provide services to support the Advisors’ voting in accordance with this Policy. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Investment Stewardship Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of the Advisors’ clients, and consistent with the Advisors’ voting policies. Such considerations may include, depending on the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide, the following:

(i) periodic sampling of certain votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed;
(ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors;
(iii) a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that the Advisors consider material to the Proxy Voting Services provided to the Advisors, including: (a) those relating to the Proxy Advisory Firm’s efforts to identify, address and disclose actual or potential conflicts of interest, and (b) the Proxy Advisory Firm’s efforts to obtain current, accurate, and complete information in creating recommendations and research;
(iv) a requirement that the Proxy Advisory Firm notify the Advisors if there is a substantive change in the Proxy Advisory Firm’s policies and procedures described in (iii) above or otherwise to its business practices;
(v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, portfolio companies, the Proxy Advisory Firm’s clients and other third-party information sources;
(vi) an assessment of how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;
(vii) in case of an error made by the Proxy Advisory Firm, a discussion of the error with the Proxy Advisory Firm and determination of whether appropriate corrective and preventive action is being taken; and
(viii) an assessment of whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process.

In evaluating Proxy Advisory Firms, the Advisors may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (previously known as the Corporate Governance Committee) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy, (iv) receive reports on the review of the Proxy Advisory Firms as described above, and (v) review this Policy from time to time and recommend changes to the Investment Committee. The Investment Stewardship Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Investment Stewardship Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. A client may direct an Advisor to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. An Advisor may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.

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Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan and when the Advisor or an affiliate of the Advisor has agreed to monitor the securities lending program of the client account, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

The Advisors from time to time discuss governance matters with portfolio companies to represent client interests; however, the Advisors on behalf of their clients, regardless of such conversations, acquire securities solely for the purpose of investment and not with the purpose or intended effect of changing or influencing the control of any portfolio company. The Advisors do not intend to engage in shareholder activism with respect to a pending vote or matter that an Advisor reasonably expects to be the subject of a shareholder vote in the foreseeable future. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Investment Stewardship Committee (or its delegee) may listen to such party and discuss this Policy with such party.

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International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis. In doing so, the Advisors evaluate market requirements and impediments for voting proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.1 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, one or more members of the Investment Stewardship Committee, an Advisor, or an affiliated person of an Advisor has a potential conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. Proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines (or a client’s predetermined custom guidelines), and when proxies are voted consistently with such guidelines, the Advisors consider such votes not to be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to predetermined guidelines (or in cases for which the guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm primarily used by the Advisors to provide voting recommendations), and (ii) the Authorized Person or any member of the Investment Stewardship Committee believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Investment Stewardship Committee or, in the case of a member of the Investment Stewardship Committee who believes a potential conflict of interest exists, the member will disclose the conflict to the Investment Stewardship Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Investment Stewardship Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to predetermined guidelines (or in the case where the guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm), the Investment Stewardship Committee member will bring the vote to the Investment Stewardship Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the client’s interest. To the extent the Investment Stewardship Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company. The Advisors will also consider, where appropriate, other disclosure to clients regarding potential conflicts of interest, dependent upon the agreement with the client.

Availability of Proxy Voting Information and Recordkeeping

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Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

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Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

1If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries so that the Advisor can perform a cost benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.
2”Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.
3As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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EXHIBIT A
PROXY VOTING GUIDELINES

General Approach to Corporate Governance and Proxy Voting

When voting proxies, Dimensional2 seeks to act in the best interests of the funds and accounts we manage. We seek to maximize shareholder value subject to the standards of the relevant legal and regulatory regimes, listing requirements, regional stewardship codes, and any particular investment or voting guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis, in the circumstances explained below.

We expect the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This document outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:

1.	There are problematic audit-related practices;

2.	There are problematic compensation practices or persistent pay for performance misalignment;

3.	There are problematic anti-takeover provisions;

4.	There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5.	The board has failed to adequately respond to shareholder concerns;

6.	The board has demonstrated a lack of accountability to shareholders.

7.	There is an ineffective board refreshment process[3],

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

1.	Board independence

2.	Director attendance

3.	Director capacity to serve

4.	Board composition

Board Refreshment
An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
• Whether the company has any mechanisms to encourage board refreshment; and
• Whether the company has board entrenchment devices, such as a classified board or plurality vote standard.

An additional consideration that may lead Dimensional to scrutinize the effectiveness of a portfolio company’s board refreshment process is a lack of gender diversity on the board. In jurisdictions where gender representation on a board is not mandated by law, Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors that have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

Bundled/Slate Director Elections
Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual

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director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

Anti-Takeover Provisions
We believe that the market for corporate control, which often results in acquisitions which generally increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level.

Related-Party Transactions
Related-party transactions have played a significant role in several high-profile corporate scandals and failures. We believe related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation
Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration
Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders. To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Director Remuneration
Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)
Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization
Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the

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purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.

Shareholder Proposals
Dimensional’s goal when voting on shareholder proposals to portfolio companies is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, the potential cost to the company of implementing the proposal, and whether the issue is better addressed through legal or regulatory action.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.
• A description of the process for identifying and prioritizing such risks and how frequently it occurs.
• The policies and procedures governing the handling of each material risk.
• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Proxy Voting Principles for the United States

Director Elections:

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional may vote against or withhold votes from individual directors, committee members, or the full board of a portfolio company in the following situations:

1. Problematic audit-related practices;
2. Problematic compensation practices or persistent pay for performance misalignment;
3. Problematic anti-takeover provisions;
4. Material failures of governance, risk oversight, or fiduciary responsibilities;
5. Failure to adequately respond to shareholder concerns;
6. Lack of accountability to shareholders;
7. There is an ineffective board refreshment process.

Dimensional also considers the following when voting on directors at portfolio companies:

1. Director attendance - Board members should attend at least 75% of meetings.
2. Director commitments - Board members should ensure that they have the capacity to fulfill the requirements of each board membership.

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Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Board Refreshment
An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria.

Dimensional believes it is the responsibility of a portfolio company’s Nominating Committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair
Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Board Size
Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the Board of Directors. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Governance Practices:

Classified Boards
Dimensional believes that shareholders should be given the right to vote on the entire slate of directors at a portfolio company on an annual basis. Therefore, we encourage portfolio company boards to conduct annual elections for all sitting directors.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO.

Dual Classes of Stock
Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Votes against or withheld votes from directors for implementation of a dual-class structure prior to or in connection with an IPO will be considered on a case-by-case basis.

Supermajority Vote Requirements
Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient

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to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO.

Shareholder Rights Plans (Poison Pills)
Dimensional generally opposes poison pills. As a result, we may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, we may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, we may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting
Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting
For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent
Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access
Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters
Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum
Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

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In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from Audit Committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Executive and Director Compensation:

Stock-Based Compensation Plans
Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans
Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Supplemental Executive Retirement Plans
Dimensional will generally support shareholder proposals that ask the portfolio company to put to shareholder vote extraordinary benefits such as credit for years of service not actually worked, preferential benefit formulas, or accelerated vesting of pension benefits contained in supplemental executive retirement plan (SERP).

Advisory Votes on Executive Compensation (Say on Pay)
Dimensional supports reasonable compensation for executives that is clearly linked to the company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses
• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay
Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

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Clawback Provisions
Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Executive Severance Agreements (Golden Parachutes)
Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Compensation of Directors
Dimensional will support director compensation at a portfolio company that is reasonable in both size and composition relative to industry and market norms.

Corporate Actions:

Mergers and Acquisitions (M&A)
Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Reincorporation
Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares
Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock
Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what we believe is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases
Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:
Dimensional’s goal when voting on shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, the

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potential cost to the company of implementing the proposal, and whether the issue is better addressed through legal or regulatory action.

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal should be excluded, or when the SEC has verbally permitted a portfolio company to exclude a shareholder proposal but there is no written record provided by the SEC about such determination, we expect the portfolio company to provide shareholders with substantive disclosure concerning this exclusion and/or no-action relief. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

Director Election Guidelines for Europe, the Middle East, and Africa (EMEA)

Dimensional will leverage its global framework when evaluating EMEA portfolio companies, but will apply the following market-specific considerations when voting on directors.

When voting on the election of directors of portfolio companies, Dimensional applies the following standards across EMEA unless otherwise specified below:

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable at controlled companies provided at least one-third of the board is independent.
• A majority of audit committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committee overall should be at least one-third independent.
• Executives should generally not serve on audit and remuneration committees.
• Board terms generally should not exceed four years.
• Directors should generally not serve on the boards of more than five publicly traded companies.
• Dimensional generally expects executive directors to avoid serving in leadership roles (e.g. board chair) on outside boards.

United Kingdom
Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition.

France
Dimensional prefers the role of chairman and CEO of a portfolio company to be separated; however, Dimensional may support a combined role if the board has a lead independent director with specific responsibilities, including the setting of meeting agendas.

Dimensional will typically vote against the election of censors, but may consider providing support if the censor is to serve on an interim basis.

Dimensional may vote against directors of a portfolio company if such company’s bylaws do not currently prohibit loyalty shares and there has been no commitment to put such structures to a vote.

Germany
Absent exceptional circumstances, Dimensional expects the role of chairman and CEO of a portfolio company to be separated and will generally vote against the election of a director to serve in a combined role. Dimensional will generally also vote against the appointment of a former CEO as Chairman.

Dimensional will typically vote against directors of a portfolio company whose board term exceeds five years.

Greece
Dimensional expects all portfolio company boards to be at least one-third independent.

Italy
At portfolio companies electing directors through the voto di lista system, Dimensional expects that names of candidates to be disclosed in a timely manner.

Portugal
Dimensional expects all portfolio company boards to be at least one-third independent.

Switzerland
Dimensional expects the remuneration committee of a portfolio company to be majority independent and may vote against the election of non-independent directors if their election would result in a less than majority independent board.

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Dimensional expects the role of chairman and CEO of a portfolio company to be separated and will generally vote against the election of a director to serve in a combined role.

South Africa
Dimensional expects portfolio companies to follow the recommendations of the King Report On Corporate Governance (King Code IV) with regards to board and committee composition.

Turkey
Dimensional expects the board of directors of a portfolio company to be at least one-third independent; at minimum two directors should be independent.

Dimensional expects the board of a portfolio company to establish an independent audit committee.

Dimensional expects the board of a portfolio company to establish a board committee with responsibility for compensation and nominating matters. This committee should be chaired by an independent director.

Proxy Voting Principles for Australia

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company, other than the CEO, who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

CEO/Chair
If a portfolio company’s board chair is not independent, the board should have a lead independent director with specific responsibilities, including the setting of meeting agendas. Dimensional may vote against executive board chairs if such measures are absent.

Auditors
Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company’s audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances
Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase
Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

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Constitution Amendments
Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Compensation
Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Proxy Voting Principles for Japan

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

At portfolio companies with a three-committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects the board to include at least two outside directors. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors
Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation
Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

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Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation
Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company’s overall financial health.

Share Repurchase
Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.

Shareholder Rights Plans (Poison Pills)
We believe the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability
Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors
Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital
Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities
For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company’s articles to expand the company’s business activities.

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GW&K INVESTMENT MANAGEMENT, LLC
PROXY VOTING
December 2019

INTRODUCTION

As a SEC-registered investment adviser and fiduciary to its clients, GW&K has implemented its Proxy Voting Policy to establish internal controls and procedures governing the firm’s review and voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third party service providers to facilitate the firm’s proxy voting process.

I. Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party service provider, which provides recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to act as proxy voting agent and to provide proxy voting services, including:

1) Conduct in-depth proxy research;

2) Process and vote proxies in connection with securities held by GW&K’s clients;

3) Maintain appropriate records of proxy statements, research, and recommendations;

4) Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;

5) Complete other proxy related administrative functions.

II. Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

1) Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

2) Annually review Glass Lewis & Co’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

3) Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

4) Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority;

5) Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

6) Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III. Conflicts of Interest

In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will provide the voting recommendation after discussion with applicable GW&K Portfolio Managers and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s Portfolio Management will provide the voting recommendation after reviewing relevant facts and circumstances.

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance team and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item.

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IV. Disclosure

Clients may obtain Glass Lewis & Co’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator
GW&K Investment Management
222 Berkeley Street, 15th Floor
Boston, Massachusetts 02116

V. Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

1) These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

2) Proxy statements, research, recommendations, and records of each vote;

3) Client written requests for proxy voting information and applicable responses by GW&K.

VI. Oversight and Documentation

Proxy Committee

GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment Operations and Client Services Departments, members of the Legal & Compliance Team, as well as certain GW&K Portfolio Managers. The Committee meets annually, and more frequently as needed.

GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

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JENNISON ASSOCIATES
PROXY VOTING
POLICY AND PROCEDURES
MAY 31, 2020

I. Policy

Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.

Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.

Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.

II. Procedures

Proxy Voting Guidelines

Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.

The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.

If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.

The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.

Client-Specific Voting Mandates

Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.

The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

Use of a Third Party Voting Service

Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.

Identifying and Addressing Potential Material Conflicts of Interest

There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:

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• Jennison managing the pension plan of the issuer.
• Jennison or its affiliates have a material business relationship with the issuer.
• Jennison investment professionals who are related to a person who is senior management or a director at a public company.
• Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.

If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.

The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.

If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.

Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.

Quantitatively Derived Holdings and the Jennison Managed Accounts

In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.

International Holdings

Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.

Securities Lending

Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

Disclosure to Advisory Clients

Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.

Compliance Reporting for Investment Companies

Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.

III. Internal Controls

Supervisory Notification

The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.

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The Proxy Voting Committee

The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:

• Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
• Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
• Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
• Review all Guideline overrides.
• Review quarterly voting metrics and analysis published by the Proxy Team.
• Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:

■	Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.

IV. Escalating Concerns

Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.

V. Discipline and Sanctions

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

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REDWOOD INVESTMENTS, LLC
PROXY VOTING
JUNE 8, 2020

Law and Policy

This statement sets forth the current policies and procedures of the Firm with regard to the voting of proxies over which the Firm has investment responsibility. These policies and procedures are available to the Firm’s Clients upon request.

The Firm acts in a fiduciary capacity with respect to each of its Clients and, therefore, the Firm must act to maximize the value of the accounts it manages. Each proxy proposal may be reviewed on a case-by-case basis by a member of the Firm’s portfolio management team. It is Firm policy generally to vote against any management proposals that the Firm believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance. For example, the Firm will generally vote against any proposal that attempts to limit shareholder democracy, such as increased indemnification protections for directors or officers, or unequal voting rights, in a way that could restrict the ability of the shareholders to realize the value of their investment. The Firm will generally support proposals aimed at effectuating standard and necessary aspects of business operations, which will not typically have a significant effect on the value of the investment, such as name changes, elections of directors and employee stock purchase or ownership plans.

A record of all proxy decisions will be retained and available for inspection by Clients at any time in accordance with the procedures listed below.

Conflicts of Interest. The Firm must act as a fiduciary when voting proxies on behalf of its Clients. In that regard, the Firm will seek to avoid possible conflict of interest in connection with proxy voting as follows:

Where the Firm identifies a potential conflict of interest (such as if the Firm or an Employee is affiliated or associated with the issuer or the Firm holds the issuer’s securities on a proprietary basis), the Firm will initially determine whether such potential conflict is material. Where the Firm determines there is a potential for a material conflict of interest regarding a proxy, the Firm will take one or some of the following steps: (i) inform the Client of the material conflict and the Firm’s voting decision; (ii) discuss the proxy vote with the Client; (iii) fully disclose the material facts regarding the conflict and seek the Client’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. The Firm will document the steps it took to evidence that the proxy vote or abstention was in the best interest of the Client and not the product of any material conflict. Such documentation will be maintained in accordance with required recordkeeping procedures. See Recordkeeping above.

Disclosure of Policies and Procedures. The Firm will provide a summary of these policies and procedures in its Form ADV, Part 2 (or in a separate disclosure) to be furnished to Clients. The Firm will further provide a copy of these policies and procedures to any Client upon request. In addition, the Firm will inform its Clients how they can obtain further proxy voting information about their own proxies.

Disclosure of Voting Record. Upon a request from a Client, the Firm will furnish to such Client its proxy voting record with respect to such Client’s securities.

ERISA Considerations. ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. Thus, if the Firm determines that it has a conflict of interest with respect to the voting of proxies, the Firm must either seek the Client’s informed direction or retain an independent person to direct the Firm how to vote the proxy in the best interests of the ERISA account.

Procedures

Receipt of Proxy Materials. Prior to January 1, 2008, the Firm received proxy materials from issuers, custodians or broker-dealers through the mail in hard copy form with respect to any securities held in Client accounts. Subsequent to January 1, 2008, the Firm has outsourced the records administration and actual proxy voting process to a third party service provider.

Voting Decisions. The portfolio manager(s) has (have) responsibility for reviewing proxy materials and deciding how to vote on each issue or initiative for the securities he or she trades. The portfolio manager(s) has (have) responsibility for reviewing the proxy voting process of the third-party service provider. This process and Redwood’s proxy policy is reviewed annually. Records of proxies voted for the Firm’s clients are reviewed on a quarterly basis.

Recusal from Voting. Any Employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the Chief Compliance Officer and recuse him or herself from decisions on how proxies with respect to that issuer are voted.

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Record of Votes Cast. For proxies voted before January 1, 2008, physical copies of all proxy votes are kept on file or scanned to the firm’s server and stored electronically. For proxies voted after January 1, 2008, the records are maintained by the third party service provider.

Client Requests for Votes. If a Client requests that their proxies be voted in a specific way on a specific issue, they may contact Redwood, and the CCO will ensure that the proxy is voted consistent with the Client’s request.

Client Requests for Voting Record. Clients may request information concerning how their proxies were voted. The portfolio manager or a member of the portfolio management team will notify the Chief Compliance Officer if he or she receives such request and will respond to such requests showing how Client shares were voted on particular issues. The Chief Compliance Officer will maintain a copy of all such requests and responses.

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T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
February 2020

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost to the client of voting outweigh the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Corporate Governance Team. Our Corporate Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy

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advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policy for the Price Funds and other advisory client accounts.

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Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For most companies, T. Rowe Price generally expects boards to maintain a majority of independent directors. T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. In certain markets where majority-independent boards are uncommon, we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages,

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executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against members of the board’s Compensation Committee. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. Finally, we may oppose Compensation Committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and advisory clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Corporate Governance team in consultation with our Responsible Investment team. T. Rowe Price takes into consideration a company’s existing level of disclosure on matters of a social, environmental, or corporate responsibility nature. If the proposal addresses an issue with substantial investment implications for the company’s business or operations, and those issues have not been adequately addressed by management, T. Rowe Price generally supports calls for additional disclosure.

Global Portfolio Companies – The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets.

Fixed Income and Passively Managed Strategies – Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly

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reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

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WELLINGTON MANAGEMENT
GLOBAL PROXY POLICY AND PROCEDURES
JANUARY 1, 2018

Introduction

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington Management:

1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2) Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.
3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

■	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

■	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain

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circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

■	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2018

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WELLS FARGO ASSET MANAGEMENT1
PROXY VOTING POLICIES AND PROCEDURES
EFFECTIVE AS OF MARCH 1, 2020

Wells Fargo Asset Management (“WFAM”) Stewardship
As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures. In conjunction with the WFAM Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) sets out how WFAM complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client. With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”). It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, WFAM also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of WFAM’s other clients. Not all clients delegate proxy-voting authority to WFAM. WFAM will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which WFAM exercises no investment discretion are not voted by WFAM).

Luxembourg Products. WFAML has delegated the portfolio management of the Luxembourg Funds it manages to WFAM and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to WFAM with respect to the Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy. WFAM has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of WFAM or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested. WFAM has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator
The proxy voting process is administered by WellsCap’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the WFAM Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor. WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

Proxy Committee and Sub-Committees. The WFAM Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy

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Governance Committee shall coordinate with WFAM Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology- related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The WFAM Proxy Governance Committee may delegate certain powers and responsibilities to a proxy voting sub- committee. The WFAM Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub-Committee. Members of the WFAM Proxy Governance Committee also oversee the implementation of WFAM Proxy Governance Committee recommendations for the respective functional areas in WFAM that they represent.

Proxy Voting Sub-Committee. Among other delegated matters, the Proxy Voting Sub-Committee, in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub-Committee escalates issues to the WFAM Proxy Governance Committee that are determined to be material by the Proxy Voting Sub-Committee or otherwise in accordance with these Policies and Procedures. The Proxy Voting Sub-Committee coordinates with Wells Fargo Asset Management Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions. The WFAM Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any sub-committee of the WFAM Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the sub-committee members available at that time. The WFAM Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership. Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the WFAM Proxy Governance Committee are identified in the WFAM Proxy Charter. Changes to the membership of the WFAM Proxy Governance Committee will be made only with approval of the WFAM Proxy Governance Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Governance Committee will automatically terminate.

Voting Procedures. Unless otherwise required by applicable law1, proxies will be voted in accordance with the following steps and in the following order of consideration:

1. First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.2

2. Second, any voting items for meetings deemed of “high importance”3 (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the Proxy Governance Sub-Committee) for case-by-case review and vote determination.

3. Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a. The WFAM Investment Analytics team5 evaluates the matter for materiality and any other relevant considerations.

b. If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance Committee) for case-by-case review and vote determination.

c. If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4. Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6

Commitment to the Principles of Responsible Investment. As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes

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the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion. In all cases, the WFAM Proxy Governance Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the WFAM Proxy Governance Committee or a sub-committee thereof, the WFAM Proxy Governance Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input. The WFAM Proxy Governance Committee (and any sub-committee thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the WFAM Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or WFAM Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the Proxy Voting Sub- Committee who will determine, or escalate to the WFAM Proxy Governance Committee, the final voting decision.

Consistent Voting. Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

WFAM Top-of-House Proxy Voting Principles/Guidelines. The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

Boards of Directors. We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

• We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

• We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

• Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

• We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

• We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

• We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

• We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

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• We believe that directors of public operating and holding companies should be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

• We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

• We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

• We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting. While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the WFAM Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest. We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. WFAM acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between WFAM and its affiliates and our commitment as a fiduciary to independent judgement. However, when the WFAM Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the WFAM Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1. Instructing ISS to vote in accordance with its recommendation;

2. Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3. Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4. Engaging an independent fiduciary who will direct the vote on such matter;

5. Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest;

6. Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7. Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its clients.

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Vendor Oversight: The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

III. Other Provisions

Policy Review and Ad Hoc Meetings

The WFAM Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the WFAM Proxy Governance Committee, or WFAM’s Chief Compliance Officer. The WFAM Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

■	A copy of these proxy voting policies and procedures;

■	Proxy statements received for client securities (which will be satisfied by relying on ISS);

■	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of WFAM);

■	Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and

■	Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation. These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for WFAM’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation. These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML and WFAMI Ltd, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (“SRD II”). Specific to WFAML, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures. A summary of the proxy voting policy and procedures are disclosed on WFAM’s website. In addition, WFAM will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of WFAM’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results. WFAM will provide to clients proxy statements and any records as to how WFAM voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call WFAM at 1- 800-259-3305 or e-mail wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

WFAM will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the WFAM Proxy Governance Committee: March, 2020

1Includes Wells Capital Management Incorporated (“WellsCap”) and Wells Fargo Funds Management, LLC (“Funds Management”), Wells Fargo Asset Management Luxembourg (“WFAML”) and ECM Asset Management Limited (“ECM”). WFAML is a Luxembourg management company authorized to manage undertakings for collective investment in transferable securities (“UCITS”) by the Luxembourg Commission de Surveillance du Secteur Financier (“CSSF”) pursuant to chapter 15 of the Law of 17 December 2010 relating to undertakings for collective investment, as may be amended from time to time transposing the Directive 2014/91/EU of the European Parliament and of the Council of 23 July 2014 on the coordination of laws, regulations and administrative provisions relating to UCITS, as may be amended

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from time to time. Additionally, WFAML is authorized to provide discretionary portfolio management services and investment advice services.

2Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, WFAM shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

3The WFAM Proxy Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the Proxy Voting Sub-Committee (or escalation to the Proxy Governance Sub-Committee) for case-by-case review and vote determination.

4The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.

5ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

6The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.
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WESTERN ASSET

PROXY VOTING
APRIL 1, 2016

BACKGROUND An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client AuthorityThe Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy GatheringRegistered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy VotingOnce proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.
b. Impacted accounts are checked to confirm Western Asset voting authority.
c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

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e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.
f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TimingWestern Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RecordkeepingWestern Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a. A copy of Western Asset’s policies and procedures.
b. Copies of proxy statements received regarding client securities.
c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e. A proxy log including:
1. Issuer name;
2. Exchange ticker symbol of the issuer’s shares to be voted;
3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4. A brief identification of the matter voted on;
5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6. Whether a vote was cast on the matter;
7. A record of how the vote was cast; and
8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

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The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

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6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

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In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Updated: April 1, 2016

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PART C
OTHER INFORMATION

Item 28. Exhibits

(a)

Amended and Restated Agreement and Declaration of Trust dated January 22, 2016, as amended –– previously filed as exhibit (a) to post-effective amendment no. 168 filed on April 27, 2016, accession number 0001133228-16-009273.

(a)(1)

Amendment dated May 18, 2017 to the Amended and Restated Agreement and Declaration of Trust dated January 22, 2016, as amended –– previously filed as exhibit (a)(2) to post-effective amendment no. 200 filed on December 28, 2017, accession number 0001133228-17-007021.

(a)(2)

Amendment dated December 13, 2018 to the Amended and Restated Declaration of Trust dated January 22, 2016 –– previously filed as exhibit (a)(1) to post-effective amendment no. 214 filed on April 24, 2019, accession number 0001133228-19-002392.

(b)	By-laws of the Registrant dated June 28, 2005 – previously filed as exhibit 99.23(b) to initial registration statement on Form N-1A filed on June 30, 2005, accession number 0000950135-05-003640.
(b)(1)

Amendment dated December 13, 2006 to By-laws of the Registrant dated June 28, 2005 – previously filed as exhibit (b)(2) to post-effective amendment no. 160 filed on November 25, 2015, accession number 0001133228-15-006091.

(b)(2)

Amendment dated March 10, 2016 to the By-laws of the Registrant dated June 28, 2005, as amended –– previously filed as exhibit (b)(3) to post-effective amendment no. 165 filed on March 28, 2016, accession number 0001133228-16-008538.

(c)	Instruments Defining Rights of Security Holders. See Exhibits (a) and (b).
(d)	Advisory Agreement and Subadvisory Agreements.
(d)(1)

Amended and Restated Advisory Agreement dated June 30, 2020, between John Hancock Funds II (the “Registrant”) and John Hancock Investment Management LLC[1] – previously filed as exhibit (d)(1) to post-effective amendment no. 234 filed on November 19, 2020, accession number 0001133228-20-007379.

(d)(2)

Amendment dated September 17, 2020 to Amended and Restated Advisory Agreement dated June 30, 2020 between the Registrant and John Hancock Investment Management LLC – previously filed as exhibit (d)(1)(g) to post-effective amendment no. 233 filed on September 17, 2020, accession number 0001133228-20-006101.

(d)(3)

Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Manulife Investment Management (North America) Limited (formerly known as John Hancock Asset Management a division of Manulife Asset Management) (North America) Limited – previously filed as exhibit (d)(2) to post-effective amendment no. 134 filed on June 26, 2014, accession number 0001133228-14-002117.

(d)(4)

Amendment dated March 28, 2016 to Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Manulife Investment Management (North America) Limited (formerly known as John Hancock Asset Management a division of Manulife Asset Management) (North America) Limited – previously filed as exhibit (d)(2)(A) to post-effective amendment no. 180 filed on December 27, 2016, accession number 0001133228-16-014894.

(d)(5)

Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Manulife Investment Management (US) LLC (formerly known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC) –– previously filed as exhibit (d)(3) to post-effective amendment no. 134 filed on June 26, 2014, accession number 0001133228-14-002117.

(d)(5)(A)

Amendment dated June 4, 2020 to Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Manulife Investment Management (US) LLC – previously filed as exhibit (d)(3)(B) to post-effective amendment no. 229 on June 4, 2020, accession number 0001133228-20-003427.

(d)(5)(B)

Amendment dated September 17, 2020 to Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Manulife Investment Management (US) LLC (formerly known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC) –– previously filed as exhibit (d)(3)(C) to post-effective amendment no. 232 on September 17, 2020, accession number 0001133228-20-006101.

(d)(6)

Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Dimensional Fund Advisors LP –– previously filed as exhibit (d)(8) to post-effective amendment no. 134 filed on June 26, 2014, accession number 0001133228-14-002117.

(d)(6)(A)

Amendment dated July 1, 2018 to the Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Dimensional Fund Advisors LP – previously filed as exhibit (d)(6)(B) to post-effective amendment no. 212 on December 21, 2018, accession number 0001133228-18-006817.

1

(d)(7)

Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and First Quadrant, L.P. –– previously filed as exhibit (d)(9) to post-effective amendment no. 134 filed on June 26, 2014, accession number 0001133228-14-002117.

(d)(7)(A)

Amendment dated July 1, 2018 to the Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and First Quadrant, L.P. –– previously filed as exhibit (d)(7)(A) to post-effective amendment no. 210 filed on November 21, 2018, accession number 0001133228-18-006233.

(d)(8)

Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Jennison Associates LLC –– previously filed as exhibit (d)(15) to post-effective amendment no. 134 filed on June 26, 2014, accession number 0001133228-14-002117.

(d)(8)(A)

Amendment dated July 17, 2014 to the Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Jennison Associates LLC –– previously filed as exhibit (d)(14)(B) to post-effective amendment no.146 filed on November 26, 2014, accession number 0001133228-14-004245.

(d)(8)(B)

Amendment dated July 1, 2019 to the Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Jennison Associates LLC –– previously filed as exhibit (d)(10)(C) to post-effective amendment no. 219 on December 23, 2019, accession number 0001133228-19-007076.

(d)(9)

Subadvisory Agreement dated December 14, 2017 between John Hancock Investment Management LLC and Redwood Investments LLC –– previously filed as exhibit (d)(13) to post-effective amendment no. 200 filed on December 28, 2017, accession number 0001133228-17-007021.

(d)(10)

Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Stone Harbor Investment Partners LP –– previously filed as exhibit (d)(21) to post-effective amendment no. 134 filed on June 26, 2014, accession number 0001133228-14-002117.

(d)(10)(A)

Amendment dated December 9, 2016 to Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Stone Harbor Investment Partners LP –– previously filed as exhibit (d)(15)(B) to post-effective amendment no. 198 filed on November 28, 2017, accession number 0001133228-17-006581.

(d)(11)

Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and T. Rowe Price Associates, Inc. –– previously filed as exhibit (d)(22) to post-effective amendment no. 134 filed on June 26, 2014, accession number 0001133228-14-002117.

(d)(11)(A)

Amendment dated March 19, 2019 to Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and T. Rowe Price Associates, Inc. –– previously filed as exhibit (d)(16)(B) to post-effective amendment no. 219 on December 23, 2019, accession number 0001133228-19-007076.

(d)(12)

Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Wellington Management Company LLP –– previously filed as exhibit (d)(25) to post-effective amendment no. 134 filed on June 26, 2014, accession number 0001133228-14-002117.

(d)(12)(A)

Amendment dated September 21, 2018 to Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Wellington Management Company LLP ––previously filed as exhibit (d)(19)(E) to post-effective amendment no. 212 on December 21, 2018, accession number 0001133228-18-006817.

(d)(12)(B)

Amendment dated February 28, 2020 to Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Wellington Management Company LLP – previously filed as exhibit (d)(18)(C) to post-effective amendment no. 225 on April 27, 2020, accession number 0001133228-20-001925.

(d)(13)

Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Wells Capital Management, Incorporated –– previously filed as exhibit (d)(26) to post-effective amendment no. 134 filed on June 26, 2014, accession number 0001133228-14-002117.

(d)(13)(A)

Amendment dated July 1, 2018 to Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Wells Capital Management, Incorporated – previously filed as exhibit (d)(20)(A) to post-effective amendment no. 212 on December 21, 2018, accession number 0001133228-18-006817.

(d)(14)

Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Western Asset Management Company – previously filed as exhibit (d)(27)(A) to post-effective amendment no. 134 filed on June 26, 2014, accession number 0001133228-14-002117.

(d)(14)(A)

Subadvisory Agreement dated January 1, 2014 between Western Asset Management Company and Western Asset Management Company Limited, in relation to High Yield Fund – previously filed as exhibit (d)(23)(B) to post-effective amendment no. 162 filed on December 28, 2015, accession number 0001133228-15-006622.

(d)(15)

Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Allianz Global Investors U.S. LLC. –– previously filed as exhibit (d)(28) to post-effective amendment no. 134 filed on June 26, 2014, accession number 0001133228-14-002117.

2

(d)(16)

Subadvisory Agreement dated September 26, 2014 between John Hancock Investment Management LLC and GW&K Investment Management, LLC (formerly, Gannett Welsh & Kotler, LLC). –– previously filed as exhibit (d)(28) to post-effective amendment no.146 filed on November 26, 2014, accession number 0001133228-14-004245.

(d)(16)(A)

Amendment dated September 5, 2019 to the Subadvisory Agreement dated September 26, 2014 between John Hancock Investment Management LLC and GW&K Investment Management, LLC ––previously filed as exhibit (d)(22)(A) to post-effective amendment no. 219 on December 23, 2019, accession number 0001133228-19-007076.

(d)(17)

Subadvisory Agreement dated June 26, 2019 between John Hancock Investment Management LLC and Nordea Investment Management North America, Inc. –– previously filed as exhibit (d)(25) to post-effective amendment no.217 filed on November 21, 2019, accession number 0001133228-19-006651.

(d)(18)

Subadvisory Agreement dated August 29, 2018 between John Hancock Investment Management LLC and BCSF Advisors, LP – previously filed as exhibit (d)(25) to post-effective amendment no. 217 filed on December 21, 2018 accession number 0001133228-18-006817.

(e)

Underwriting Contracts. Amended and Restated Distribution Agreement dated June 30, 2020 between Registrant and John Hancock Investment Management Distributors LLCC[2] – previously filed as exhibit (e) to post-effective amendment no. 234 filed on November 19, 2020, accession number 0001133228-20-007379.

(f)	Bonus or Profit Sharing Contracts. Not applicable.
(g)

Custodian Agreement. Master Custodian Agreement dated September 26, 2008 between John Hancock Funds II and State Street Bank and Trust Company – previously filed as exhibit (g) to post-effective amendment no. 22 filed on December 24, 2008, accession number 0000950135-08-008571.

(g)(1)

Amendment dated October 1, 2015 to Master Custodian Agreement dated September 26, 2008 between John Hancock Funds II and State Street Bank and Trust Company – previously filed as exhibit (g)(1)(B) to post-effective amendment no. 160 filed on November 25, 2015, accession number 0001133228-15-006091.

(g)(2)

Amendment dated August 1, 2019 to Master Global Custodial Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citibank. N.A. –– previously filed as exhibit (g)(2) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(g)(3)

Amendment dated March 1, 2020 to Master Global Custodial Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citibank. N.A. –– previously filed as exhibit (g)(3) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(h)	Other Material Contracts.
(h)(1)

Amendment dated August 26, 2019 to the Amended and Restated Transfer Agency Agreement dated July 1, 2013 –– previously filed as exhibit (h)(1) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(h)(2)

Amendment dated October 1, 2013 to the Amended and Restated Transfer Agency and Service Agreement dated July 1, 2013 — previously filed as exhibit (h)(1)(A) to post-effective amendment no. 113 filed on December 19, 2013, accession number 0001133228-13-005052.

(h)(3)

Amended and Restated Class R2 Service Plan dated June 30, 2020 –– previously filed as exhibit (h)(3) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(h)(4)

Amended and Restated Class R4 Service Plan dated June 30, 2020 –– previously filed as exhibit (h)(4) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(h)(5)

Amended and Restated Class R5 Service Plan dated June 30, 2020 –– previously filed as exhibit (h)(5) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(h)(6)

Amended and Restated Service Agreement dated June 30, 2020 between the Registrant and the Adviser –– previously filed as exhibit (h)(6) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(h)(7)

Service Agreement dated June 30, 2020 among the Registrant, the Adviser, and the Registrant’s Chief Compliance Officer –– previously filed as exhibit (h)(7) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(h)(8)

Expense Limitation Letter Agreement and Voluntary Expense Limitation Notice dated September 17, 2020 between the Registrant and John Hancock Investment Management LLC –– previously filed as exhibit (h)(8) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(h)(9)

Class R4 Rule 12b-1 Fee Waiver Letter Agreement dated September 17, 2020, between the Registrant and John Hancock Investment Management Distributors LLC –– previously filed as exhibit (h)(9) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(h)(10)

Agreement to Waive Advisory Fees and Reimburse Expenses dated June 25, 2020 between the Registrant and John Hancock Investment Management LLC –– previously filed as exhibit (h)(5) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

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(h)(11)

Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citi Fund Services Ohio, Inc. – previously filed as exhibit (h)(16)(A) to initial registration statement on Form N-1A filed on November 25, 2015, accession number 0001133228-15-006091.

(h)(12)

Amendment dated February 1, 2015 to Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citi Fund Services Ohio, Inc. – previously filed as exhibit (h)(16)(B) to initial registration statement on Form N-1A filed on November 25, 2015, accession number 0001133228-15-006091.

(h)(13)

Amendment dated September 1, 2019 to Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citi Fund Services Ohio, Inc. –– previously filed as exhibit (h)(9) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(i)	Legal Opinion –– FILED HEREWITH.
(j)	Consent of Independent Registered Public Accounting Firm –– FILED HEREWITH.
(k)	Omitted Financial Statements. Not applicable.
(l)	Initial Capital Agreements. Not applicable.
(m)	Plans of Distribution pursuant to Rule 12b-1.
(m)(1)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class 1 Shares –– previously filed as exhibit (m)(1) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(m)(2)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class A Shares –– previously filed as exhibit (m)(2) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(m)(3)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class C Shares –– previously filed as exhibit (m)(3) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(m)(4)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class R2 Shares –– previously filed as exhibit (m)(4) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(m)(5)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class R4 Shares –– previously filed as exhibit (m)(1) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(m)(6)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class R5 Shares –– previously filed as exhibit (m)(6) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(n)

Rule 18f-3 Plan. Amended and Restated Multiple Class Plan dated October 23, 2020, pursuant to Rule 18f-3 — previously filed as exhibit (n) to post-effective amendment no. 234 filed on November 19, 2020, accession number 0001133228-20-007379.

(o)	Not applicable.
(p)	Codes of Ethics of the Registrant and its Investment Adviser and Subadvisers.
(p)(1)

Code of Ethics, dated January 1, 2008 (as revised September 17, 2020) of John Hancock Investment Management LLC, John Hancock Variable Trust Advisers LLC , John Hancock Investment Management Distributors LLC, John Hancock Distributors, LLC, and each open-end and closed-end fund advised by a John Hancock advisor –– previously filed as exhibit (p)(1) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(p)(2)

Code of Ethics for Allianz Global Investors U.S. LLC. dated April 1, 2013, amended October 16, 2018 –– previously filed as exhibit (p)(2) to post-effective amendment no. 214 filed on April 24, 2019, accession number 0001133228-19-002392.

(p)(3)	Code of Ethics for BCSF Advisors, LP. dated January 2020 –– FILED HEREWITH.
(p)(4)	Global Code of Ethics and Standard of Conduct for Dimensional Fund Advisors, Inc. Effective January 1, 2020 –– FILED HEREWITH.
(p)(5)	Code of Ethics for First Quadrant, L.P. dated April 2019 –– previously filed as exhibit (p)(7) to post-effective amendment no.217 filed on November 21, 2019, accession number 0001133228-19-006651.
(p)(6)	Code of Ethics for GW&K Investment Management, LLC (formerly, Gannett Welsh & Kotler, LLC) dated December 2019 –– FILED HEREWITH.
(p)(7)	Code of Ethics for Jennison Associates LLC as revised March 31, 2020 – FILED HEREWITH.
(p)(8)	Code of Ethics of Redwood Investments LLC dated April 15, 2019 –– FILED HEREWITH.
(p)(9)

Code of Ethics for Stone Harbor Investment Partners LP dated October 2017 –– previously filed as exhibit (p)(8) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

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(p)(10)

Code of Ethics for T. Rowe Price Associates, Inc. effective December 1, 2019 – previously filed as exhibit (p)(13) to post-effective amendment no. 225 on April 27, 2020, accession number 0001133228-20-001925.

(p)(11)

Code of Ethics for Wellington Management Company LLP, dated April 30, 2017 – previously filed as exhibit (p)(17) to post-effective amendment no. 212 on December 21, 2018, accession number 0001133228-18-006817.

(p)(12)	Joint Code of Ethics for Wells Capital Management, Inc. dated May 12, 2020 – FILED HEREWITH.
(p)(13)

Code of Ethics for Western Asset Management revised January 1, 2016–– previously filed as exhibit (p)(19) to post-effective amendment no. 192 filed on April 27, 2017, accession number 0001133228-17-002925.

(p)(14)

Code of Ethics for Global Wealth and Asset Management and General Account Investments (Manulife Investment Management (US) LLC (formerly known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC) and Manulife Investment Management (North America) Limited (formerly known as John Hancock Asset Management a division of Manulife Asset Management) (North America) Limited) dated January 1, 2020 –– previously filed as exhibit (p)(13) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

(p)(15)

Code of Ethics for the Independent Trustees of the John Hancock Funds effective December 6, 2005, amended and restated January 1, 2020 –– previously filed as exhibit (p)(18) to post-effective amendment no. 232 on September 17, 2020, accession number 0001133228-20-006101.

(p)(16)

Code of Ethics for Nordea Investment Management North America, Inc. revised 2019 –– previously filed as exhibit (p)(23) to post-effective amendment no.217 filed on November 21, 2019, accession number 0001133228-19-006651.

(q)	Power of Attorney dated December 10, 2020 –– FILED HEREWITH.
1	Prior to June 28, 2019, John Hancock Investment Management LLC was known as John Hancock Advisers, LLC.
2	Prior to June 28, 2019, John Hancock Investment Management Distributors LLC was known as John Hancock Funds, LLC.
5

Item 29. Persons Controlled By or Under Common Control with the Fund.

The Advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation, a publicly traded company based in Toronto, Canada.

Two of the Registrant’s shareholders are:

(i) John Hancock Life Insurance Company of New York (“John Hancock New York”), and

(ii) John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”).

John Hancock New York and John Hancock USA hold shares of the Registrant attributable to group annuity contracts in their respective separate accounts that are not registered under the Investment Company Act of 1940. Certain series of the Registrant that operate as funds of funds are also shareholders of certain series of the Registrant that do not operate as funds of funds. John Hancock New York and John Hancock USA are indirect wholly owned subsidiaries of Manulife Financial Corporation (see chart of corporate affiliates below).

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2019

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Limited (Canada)
Manulife Investment Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)
Manulife Property Limited Partnership II (Ontario)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership (Alberta)
PT Asuransi Jiwa Manulife Indonesia (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife (Vietnam) Limited (Vietnam)
Manulife Holdings Berhad (Malaysia)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife Insurance Berhad (Malaysia)
Manulife Investment Management (M) Berhad (Malaysia)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
(3) 90% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 95% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 99% limited partnership interests held by Manulife Property Limited Partnership II
(6) Manulife Asset Management (Japan) Limited will change its name to Manulife Investment Management (Japan) Limited in April, 2020
(7) The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 30. Indemnification

The Registrant’s Amended and Restated Declaration of Trust and Distribution Agreement filed previously contain provisions limiting the liability, and providing for the indemnification, of the Trustees and officers under certain circumstances.

Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 25, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a

6

Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

See “Fund Details” in the Prospectuses and “Investment Management Arrangements and Other Services” in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference. The Investment Advisers Act of 1940 file number for John Hancock Investment Management LLC is 801-8124. The file number for each Subadviser is listed below.

Subadviser	File Number
Allianz Global Investors U.S. LLC	801-56308
BCSF Advisors, LP	801-107185
Dimensional Fund Advisors LP	801-16283
First Quadrant, L.P.	801-51748
GW&K Investment Management, LLC	801-61559
Jennison Associates LLC	801-5608
Manulife Investment Management (US) LLC	801-42033
Manulife Investment Management (North America) Limited	801-61860
Nordea Investment Management North America, Inc.	801-60715
Redwood Investments LLC	801-63597
Stone Harbor Investment Partners LP	801-65397
T. Rowe Price Associates, Inc.	801-856
Wellington Management Company LLP	801-15908
Wells Capital Management, Incorporated	801-21122
Western Asset Management Company	801-8162
Western Asset Management Company Limited	801-21068

Item 32. Principal Underwriters

(a) John Hancock Investment Management Distributors LLC acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Current Interest, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Municipal Securities Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series, and John Hancock Funds III.

(b) The following table presents certain information with respect to each director and officer of John Hancock
Investment Management Distributors LLC. The principal business address of each director or officer is 200 Berkeley
Street, Boston, Massachusetts 02116.

NAME	POSTIONS AND OFFICES WITH THE UNDERWRITER	POSITIONS AND OFFICES WITH THE REGISTRANT
Andrew G. Arnott	Director, Chairman, President, and Chief Executive Officer	President and Trustee
Leo Zerilli	Director	Senior Vice President, Investments
John J. Danello	Senior Vice President	Senior Vice President
Edward Macdonald	Secretary and Chief Legal Counsel	Assistant Secretary
Jeffrey H. Long	Chief Financial Officer and Treasurer	None
Jeff Duckworth	Director and Senior Vice President	None
7

NAME	POSTIONS AND OFFICES WITH THE UNDERWRITER	POSITIONS AND OFFICES WITH THE REGISTRANT
Michael Mahoney	Chief Compliance Officer	None
Kelly A. Conway	Assistant Treasurer	None
Tracy K. Lannigan	Assistant Secretary	None
Erica Blake	Assistant Secretary	None

(c) None.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder and those records required to be maintained by John Hancock Investment Management LLC (the “Advisor”) with respect to Registrant in accordance with CFTC regulations are kept by the Advisor, at its offices at 197 Clarendon Street, Boston, Massachusetts 02116.

By the Registrant at its principal business offices located at 200 Berkeley Street, Boston, Massachusetts 02116.

By State Street Bank and Trust Company at its offices at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 and Citibank, N.A., at its office at 388 Greenwich St, New York, New York 10013, the custodians for the Registrant.

By Allianz Global Investors U.S. LLC, a subadviser to Science & Technology Fund, at its offices at 555 Mission Street, San Francisco, California 94105.

By BCSF Advisors, LP, a subadviser to Floating Rate Income Fund, at its offices at 200 Clarendon Street, Boston, MA 02116

By Dimensional Fund Advisors LP, the subadviser to Emerging Markets Fund and International Small Company Fund, at its offices at 6300 Bee Cave Road, Building One, Austin, Texas 78746.

By First Quadrant, L.P., the subadviser to Absolute Return Currency Fund, at its offices at 800 E. Colorado Boulevard, Suite 900, Pasadena, California 91101.

By GW&K Investment Management, LLC, a subadviser to New Opportunities Fund, at its offices at 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116.

By Jennison Associates LLC, the subadviser to Capital Appreciation Fund, at its offices at 466 Lexington Avenue, New York, New York 10017.

By Manulife Investment Management (US) LLC (formerly known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC), the subadviser to Alternative Asset Allocation Fund, Asia Pacific Total Return Bond Fund, Diversified Strategies Fund, Emerging Markets Debt Fund, Fundamental All Cap Core Fund, Fundamental Global Franchise Fund, Global Equity Fund, High Yield Fund, International Strategic Equity Allocation Fund, Multi-Asset High Income Fund (formerly Income Allocation Fund), Multi-Index Lifestyle Portfolios, Multi-Index Preservation Portfolios, Multi-Index Lifetime Portfolios, Multimanager Lifestyle Portfolios, Multimanager Lifetime Portfolios, Strategic Equity Allocation Fund, Strategic Income Opportunities Fund, and U.S. Sector Rotation Fund (formerly U.S. Strategic Equity Allocation Fund), at its offices at 197 Clarendon Street, Boston, Massachusetts 02116.

By Manulife Investment Management (North America) Limited, a subadviser to Retirement Income 2040 Fund, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5.

By Nordea Investment Management North America, Inc., a subadviser to Multi-Asset Absolute Return Fund, at its offices at 1211 Avenue of the Americas, 23rd Floor New York, NY 10036.

By Redwood Investments, LLC, the subadviser to Small Cap Growth Fund, at its offices at One Gateway Center, Suite 802, Newton, MA 02458.

By Stone Harbor Investment Partners LP, the subadviser to Short Duration Credit Opportunities Fund, at its offices at 31 W. 52nd Street, 16th Floor, New York, New York 10019.

8

By T. Rowe Price Associates, Inc., the subadviser to Blue Chip Growth Fund, Capital Appreciation Value Fund, Equity Income Fund, Health Sciences Fund, and Mid Value Fund, at its offices at 100 East Pratt Street, Baltimore, Maryland 21202.

By Wellington Management Company LLP, the subadviser to Mid Cap Stock Fund, Opportunistic Fixed Income Fund, and Small Cap Value Fund, at its offices at 280 Congress Street, Boston, Massachusetts 02109.

By Wells Capital Management Incorporated, the subadviser to Core Bond Fund and U.S. High Yield Bond Fund, at its offices at 525 Market Street, San Francisco, California 94105.

By Western Asset Management Company, the subadviser to High Yield Fund, at its offices at 385 East Colorado Boulevard, Pasadena, California 91101.

By Western Asset Management Company Limited, the sub-subadviser to High Yield Fund, at its offices at 10 Exchange Square, Primrose Street, London, EC2A 2EN, United Kingdom.

Item 34. Management Services

None.

Item 35. Undertakings

None.

9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 23rd day of December, 2020.

John Hancock Funds II
By:	Andrew G. Arnott
Name:	Andrew G. Arnott
Title:	President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Andrew G. Arnott	President and Trustee	December 23, 2020
Andrew G. Arnott

/s/ Charles A. Rizzo	Chief Financial Officer	December 23, 2020
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ Charles L. Bardelis *	Trustee	December 23, 2020
Charles L. Bardelis

/s/ James R. Boyle *	Trustee	December 23, 2020
James R. Boyle

/s/ Peter S. Burgess *	Trustee	December 23, 2020
Peter S. Burgess

/s/ William H. Cunningham *	Trustee	December 23, 2020
William H. Cunningham

/s/ Grace K. Fey *	Trustee	December 23, 2020
Grace K. Fey

/s/ Marianne Harrison *	Trustee	December 23, 2020
Marianne Harrison

/s/ Deborah C. Jackson *	Trustee	December 23, 2020
Deborah C. Jackson

/s/ Hassell H. McClellan *	Trustee	December 23, 2020
Hassell H. McClellan

/s/ James M. Oates *	Trustee	December 23, 2020
James M. Oates

Signature	Title	Date

/s/ Steven R. Pruchansky *	Trustee	December 23, 2020
Steven R. Pruchansky

/s/ Frances G. Rathke *	Trustee	December 23, 2020
Frances G. Rathke

/s/ Gregory A. Russo *	Trustee	December 23, 2020
Gregory A. Russo

*By:	Power of Attorney
By:	/s/ Ariel Ayanna	December 23, 2020
Ariel Ayanna
Attorney-in-Fact

*Pursuant to Power of Attorney filed herewith

Exhibit Index
(i)	Legal Opinion
(j)	Consent of Independent Registered Public Accounting Firm
(p)(3)	Code of Ethics for BCSF Advisors, LP. dated January 2020.
(p)(4)	Global Code of Ethics and Standard of Conduct for Dimensional Fund Advisors, Inc. effective January 1, 2020.
(p)(6)	Code of Ethics for GW&K Investment Management, LLC (formerly, Gannett Welsh & Kotler, LLC) dated December 2019.
(p)(7)	Code of Ethics for Jennison Associates LLC as revised March 31, 2020.
(p)(8)	Code of Ethics of Redwood Investments LLC dated April 15, 2019.
(p)(12)	Joint Code of Ethics for Wells Capital Management, Inc. dated May 12, 2020.
(q)	Power of Attorney dated December 10, 2020.